UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

John D. Jackson, Assistant Secretary

Thrivent Mutual Funds

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-7190

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1.	Report to Stockholders

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (ThriventFunds.com), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker dealer or bank) where you purchased shares or, if you purchased shares through Thrivent Financial, by enrolling at Thrivent.com/gopaperless or, if you purchased directly online, by enrolling at ThriventFunds.com.

You may elect to receive all future shareholder reports in paper free of charge. If you invest directly with a Fund, you can call 800-847-4836 to let us know you wish to continue receiving paper copies of your shareholder reports. Your election to receive shareholder reports in paper will apply to all funds held in your account. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.

Dear Shareholder:

This is a particularly interesting time in the stock market. So, in addition to the more detailed economic commentary below, I thought it might be helpful to make some high-level observations. There are some notable macroeconomic trends at work currently and the consequences of these trends aren’t always intuitive.

When our investment team makes decisions around asset allocation, particularly in our mixed-asset mutual funds such as our Thrivent Asset Allocation Funds and Thrivent Income Plus Funds, we like to start with what we call the “big rocks.” The big rocks are the high-level decisions we make that can have a major impact on investment performance. In addition to our allocation between stocks and bonds (the biggest “rock”), these decisions include our allocations to large vs. small companies, growth vs. value, and domestic vs. international stocks. We have a team of professionals who produce a hundred or more pages of proprietary analysis that we review in detail every week.

I’ll start by discussing growth versus value. “Growth” stocks are stocks of companies that are growing more rapidly than the overall market. Growth can be measured in a variety of ways, such as earnings per share growth or growth in sales. Because these companies are growing relatively quickly, the market normally applies a higher value or “premium” to growth stocks. Conversely, “value” stocks are those whose valuations are lower than the overall market—as measured by, for example, the ratio of the share price to earnings.

Those of us old enough to remember the technology bubble of 20 years ago might be inclined to think that growth stocks (which still include many technology companies, like Facebook and Amazon) are inherently more risky or aggressive than value stocks. We might think that growth stocks would do better in a strong economy and value stocks would be a safer bet in a weak economy. But perhaps counterintuitively, the opposite is more often true, especially in recent years. Generally, growth stocks have outperformed when the economy has been weak and value stocks have struggled. Why?

When the economy is growing rapidly, inflation and interest rates are generally expected to rise, so the value of the higher expected earnings of growth companies far out into the future has less value. Investors typically prefer value stocks that have higher earnings relative to their stock price currently. But when the economy slows (when interest rates and inflation often decline), investors typically flock to growth stocks. They’re often willing to “pay up” for companies who still have solid growth projected because growth is scarce in a slowing economy.

The current economic expansion is now the longest on record. But the expansion, while long in duration, has been slower than other recoveries from the past century. It’s taken us longer to regain the ground we lost in the Great Recession of 2008-2009. Because growth in the economy has been slower than in past recoveries, investors have been paying a significant premium for growth stocks. In fact, by some measures the valuation of growth stocks relative to value stocks is higher than it was even in the technology bubble of the late 1990’s.

We see a similar situation when we compare stocks of large companies (“large cap stocks”) versus those of small companies (“small cap stocks”). Small cap stocks tend to outperform in a strong and accelerating economy, whereas investors typically prefer the relatively safer large cap stocks in a slower economy. Smaller companies tend to be more economically sensitive both because they are often in more cyclical industries (e.g., banking and manufacturing) and also because they tend to have less flexibility than bigger companies.

Small companies overall have more debt and less access to capital markets than large companies. They may have less ability to adjust to economic trends by investing in new technologies. As we might expect, small cap stocks have significantly underperformed large cap stocks in recent years.

We see the same picture in comparing international versus domestic (U.S.) stocks. The total value or “market capitalization” of U.S. stocks is at a historically high percentage of the global market capitalization. Investors globally have preferred the U.S. to most other markets over the past decade. This is probably due in part to the fact that the U.S. has a much smaller portion of its economy dedicated to cyclical industries such as manufacturing, banking and commodity production and a larger portion of its economy in growth-oriented technology companies.

So, what does this all mean? Hopefully I’ve been able to weave together a common theme. Global economic growth has been relatively weak over the past decade. And when that happens, investors tend to pile into stocks of companies that are big, growth-oriented and domestic. You may have heard the term “FAANG” (Facebook, Amazon, Apple, Netflix and Google). These are the types of companies that have outperformed in recent years, and we’ve been fortunate to have had significant allocations to those stocks within some of our equity Thrivent Mutual Funds.

But nothing lasts forever. At some point, the market will turn from its preference for big, growth-oriented U.S. stocks and start to favor smaller companies and value stocks, and money will move into more cyclical economies globally. The early signs of such a move could be a bottoming of the relative decline in cyclical industries such as manufacturing and energy. These types of stocks would likely benefit from higher interest rates and a steepening yield curve (when long-term rates are significantly higher than short-term rates, signaling an expectation of economic growth).

Trends like those we’ve seen over the past number of years tend to persist for an extended period, but when they finally reverse, the new trend tends to last for quite a while. It can be painful to be early in anticipating a trend reversal. One could have said two years ago that small cap, value and international stocks were cheap, and it would have been a very disappointing past 24 months as big, growth-oriented and domestic stocks continued to outperform. Our job as investment professionals is not only to observe macroeconomic trends but also to seek to discover the catalysts for a trend reversal.

I can’t promise you we will always make the ideal investment decisions or that we’ll make them at exactly the right time. But I can assure you that we are continually doing our homework and digging deeply into macroeconomic conditions across the globe. For me, personally, I find it fun and energizing to come to work every day. These are interesting times.

Sincerely,

David S. Royal

President and Chief Investment Officer

Thrivent Mutual Funds

For more information about the strategy of a specific fund, please refer to the fund’s prospectus.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus and summary prospectus contain more complete information on the investment objectives, risks, charges and expenses of the fund, and other information, which investors should read and consider carefully before investing. Prospectuses and summary prospectuses are available at ThriventFunds.com or by calling 800-847-4836.

Dear Shareholder:

Although the economy has shown some signs of slowing this year, the stock market has had a solid year - both in the U.S. and abroad. Through the first 10 months of 2019, the S&P 500® was up 21.17%. The Nasdaq Index was up 24.97% through the first 10 months, while the MSCI EAFE Index, which tracks developed-economy stocks in Europe, Asia and Australia, was up 13.70%.

Yields on 10-year U.S. Treasuries have dropped substantially throughout 2019, due, in part, to concerns about economic growth. After ending 2018 at 2.68%, the yield on 10-year Treasuries has trended down to 1.69% at the end of October.

Economic Review

U.S. gross domestic product (GDP), which is the broadest measure of economic output, grew at a lackluster annualized rate of 1.9% in the third quarter, according to the U.S. Department of Commerce (DOC). That followed a 2.0% growth rate in the second quarter. GDP growth had averaged about 2.7% the previous eight quarters.

In an effort to bolster the economy, the Federal Reserve (the Fed) approved three rate cuts of 0.25% in 2019, with the most recent coming on October 30. In all, the rate has been cut by 0.75%, reducing the target range to 1.50 to 1.75%. The Fed board indicated that there would probably be no further rate cuts in 2019.

Employment has continued to rise, although monthly job growth has slowed in recent months. Average monthly growth was 167,000 the past six months, compared with an average of 220,000 per month in 2018, according to the U.S. Bureau of Labor Statistics. However, the unemployment rate is near a 50-year low at 3.6%. Wages have increased by 3.0% over the 12-month period through the end of October.

Real disposable personal income increased at an annualized rate of 2.9% in the third quarter following an increase of 2.4% in the second quarter, according to the DOC. Retail sales through the first three quarters were up 4.1% versus a year earlier. Non-store retailers (primarily online) were up 12.9% from a year earlier, and motor vehicle sales were up 5.6%, but department store sales were down 6.1%.

Oil prices, which moved up sharply early in 2019, have lagged throughout the past several months, due largely to a decrease in demand caused by a slowing global economy. The price of a barrel of West Texas Crude, which is a benchmark in oil pricing, has dropped 9.91% since the first quarter, from $60.14 per barrel at the close of the first quarter to $54.18 at the end of October.

Market Review

All 11 sectors of the S&P 500 posted gains through the first 10 months of 2019. Information Technology has led the way, up 36.48% during that period, followed by Real Estate, up 29.57%, Communication Services, up 25.42%, Utilities, up 24.44%, Industrials, up 23.91%, Consumer Staples, up 23.10%, Consumer Discretionary, up 22.88%, Financials, 22.49%, and Materials, up 17.16%. Trailing the field were Health Care, up 11.04%, and Energy, up only 3.57%.

As interest rates have declined, bond prices have moved up in most areas. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks a broad range of investment-grade bonds, was up 8.85% through the first 10 months of 2019, while the Bloomberg Barclays U.S. Corporate High Yield Bond Index was up 11.71%.

Our Outlook

As of the end of October, we are about halfway through the corporate earnings reporting season for the S&P 500 Index. Results so far show a year-over-year decline of about -1.0% on 3.5% revenue growth, suggesting profit margins are under pressure. However, earnings to this point are about 4.5% better than expectations at the beginning of the period, with Healthcare, Information Technology and the Consumer Discretionary sectors leading the list of positive surprises

Earnings growth for the full quarter are expected to be flat-to-down modestly, suggesting that further advances in stock prices will require a different catalyst. Fourth quarter expectations are for a modest decline in earnings, as well, while earnings growth expectations for 2020 are around 10%. Improved economic data will be required to achieve that level.

In Europe, the drama of Brexit, the weakness in the German auto sector related to auto emission requirements, and slowing global trade are among the leading concerns. The uncertainty generated by the trade dispute between the U.S. and China has contributed to a softness in the global manufacturing sector.

While manufacturing indicators are showing weakness, indicators measuring the service sectors - a much larger component of developed economies - continue to be relatively strong, albeit down from peak levels. We believe that it’s important to watch indicators of employment for any sign that the softness in manufacturing is leaching into the outlook for job growth.

The positioning of our asset allocation products reflects our concerns regarding the economy. As a result, we are underweight equity relative to our long-term strategic targets, which normally reflect aggressive positioning, as we are long-term bullish on stocks. In periods such as this, investors should continue to assess their real risk temperament relative to the time frame of their investment objectives to ensure that their overall investment portfolios remain properly balanced and diversified across asset classes.

Sincerely,

David S. Royal

President and Chief Investment Officer

Thrivent Mutual Funds

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THRIVENT AGGRESSIVE ALLOCATION FUND

David S. Royal, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, David R. Spangler, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers*

The Fund seeks long-term capital growth.

Investment in Thrivent Aggressive Allocation Fund involves allocation, credit, derivatives, emerging markets, equity security, foreign currency, foreign securities, growth investing, high yield, interest rate, investment adviser, issuer, large cap, leveraged loan, liquidity, market, mid cap, other funds, quantitative investing, small cap, and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*Effective February 28, 2019, David R. Spangler, CFA, replaced David C. Francis, CFA, as a portfolio manager of the Fund.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Aggressive Allocation Fund earned a return of 9.60%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds category, of 10.81%. The Fund’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA-USD Net Returns, earned returns of 14.33%, 11.51% and 11.27%, respectively.

What factors affected the Fund’s performance?

The reporting period included a significant pullback in domestic and international equity markets at the end of 2018, followed by a strong recovery in 2019. Despite the very strong rebound for equities year to date in 2019, the rally was led by more defensive and higher-quality areas of the market with large-cap growth stocks leading by substantial margins relative to small caps and value. Market factors such as momentum, growth, lower beta and lower volatility outperformed value, higher beta and higher volatility. Through a period of significant market volatility, the Fund underperformed its peer group.

Although sector allocation decisions among the underlying funds generally benefited results, security selection by the managers detracted overall relative to their respective benchmarks. The Fund experienced positive results from sector allocations in domestic large-, mid- and small-cap stock funds, while sector exposures in international detracted from performance. Security selection was negative among the large-cap value, large-cap growth, mid-cap core and international managers, while the small-cap value and mid-cap value managers added beneficial performance with their selections. Additionally, the low volatility strategy introduced to the Fund in early 2018 provided strong results in terms of allocation decisions and security selection. Although no sectors represented more than 25% of net assets for the period, the Fund benefited from the strong relative performance of its holdings in Health Care and Energy, while positions in Utilities, Consumer Discretionary and Communications Services negatively impacted performance.

As part of the management process, we employed derivatives for the purpose of adjusting the Fund’s exposures to various asset classes. At an asset allocation level, the Fund benefited from several of these tactics. While equity markets were materially declining at the end of 2018, we increased the Fund’s equity targets both in mid-December 2018 and early January 2019, which benefited performance because stocks recovered throughout 2019. Additionally, we closed the Fund’s profitable trade to short the Nasdaq 100 in time to benefit from a recovery in the Nasdaq through the end of the reporting period. However, a trade in February 2019, that reduced international developed equity exposure in favor of emerging markets equity, negatively impacted performance. Throughout the reporting period, we consistently rebalanced the Fund to its asset class targets with favorable results.

Within the fixed-income market, interest rates fell sharply and the Treasury yield curve flattened significantly because yields on intermediate- and longer-term Treasuries fell more than shorter-term Treasuries. Corporate bond returns were generally strong as falling rates fueled price appreciation, combined with attractive income. The fixed-income portion of the Fund underperformed. Corporate bond holdings, along with securitized assets, detracted from relative performance while Treasury holdings outperformed. The Fund used Treasury futures and mortgage options to help manage interest-rate exposure.

What is your outlook?

In response to slowing economic growth in the U.S., the Federal Reserve is in the midst of an easing cycle, but it will take time for lower rates to filter through the economy. We still see weakness in manufacturing activity and sentiment, although employment and consumer/consumption-related elements remain resilient. We do not believe that manufacturing will overwhelm consumer strength in the U.S. markets; however, unexpected economic data can cause sharp reactions in either direction. For example, stronger-than-expected economic measures in September caused a dramatic reversal in favor of risk-on factors like small cap and value, but punished growth and momentum stocks. Within the Fund, we have taken steps to moderate risk by moving toward neutral benchmark weights in areas such as market cap, growth/value, Europe, emerging markets and overall equity exposure. We are watching Institute for Supply Management (ISM) and Purchasing Manager’s Index (PMI) indicators closely, both domestically and internationally, for signs that global recessionary risks have subsided before increasing the Fund’s risk-on exposures to small cap, value, cyclical and international characteristics that are above its benchmarks. Within fixed income, positioning is roughly neutral in credit and interest-rate exposures.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Large Cap	36.0%
International	24.0%
Small Cap	14.7%
Short-Term Investments	11.5%
Mid Cap	5.0%
Investment Grade Debt	5.0%
Multi-Cap	3.4%
High Yield	0.4%

Total	100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent International Allocation Fund, Class S	9.1%
Thrivent Large Cap Growth Fund, Class S	7.2%
Thrivent Mid Cap Stock Fund, Class S	5.6%
Thrivent Large Cap Value Fund, Class S	5.1%
Thrivent Core Low Volatility Equity Fund	4.2%
Thrivent Core International Equity Fund	4.0%
Thrivent Global Stock Fund, Class S	2.7%
Thrivent Small Cap Stock Fund, Class S	2.4%
U.S. Treasury Notes	1.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.7%

These securities represent 42.3% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned an asset class.

The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class A2	1-Year	5 Years	10 Years
without sales charge	9.60%	7.69%	10.15%
with sales charge	4.68%	6.70%	9.64%

Class S	1-Year	5 Years	10 Years
Net Asset Value	9.80%	8.03%	10.53%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT BALANCED INCOME PLUS FUND

Mark L. Simenstad, CFA, Noah J. Monsen, CFA, Stephen D. Lowe, CFA, Darren M. Bagwell, CFA, and David R. Spangler, CFA, Portfolio Co-Managers*

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth.

Investment in Thrivent Balanced Income Plus Fund involves risks including allocation, convertible securities, credit, derivatives, emerging markets, equity securities, ETF, foreign currency, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, preferred securities, quantitative investing, and sovereign debt risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*Effective February 28, 2019 Darren M. Bagwell, CFA, and David R. Spangler, CFA, were named as portfolio managers of the Fund, and Gregory R. Anderson, CFA, and Mathew D. Finn, CFA, no longer serve as portfolio managers of the Fund.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Balanced Income Plus Fund earned a return of 7.60%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds category, of 10.13%. The Fund’s market benchmarks, the S&P/LSTA Leveraged Loan Index, the MSCI World Index-USD Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, earned returns of 2.67%, 12.69%, 8.87% and 10.24%, respectively.

What factors affected the Fund’s performance?

As the period began, U.S. economic growth was slowing, while growth outside the U.S. was already decidedly sluggish. The Federal Reserve (Fed) followed through with its fourth rate hike of 2018 in December, while lowering growth and inflation expectations for 2019. Markets were already weak, but then sold off sharply in December due to investors’ perception that Fed policy was becoming too restrictive. As we entered 2019, a myriad of issues continued to weigh on global growth, led by the ongoing trade frictions with China. The Fed began to signal a policy reversal and risk assets strongly rebounded, with policymakers eventually cutting rates in late July, mid-September and late October. Rates fell across the Treasury yield curve and the curve flattened, providing a strong tailwind to performance in the fixed-income market. U.S. and international equity markets also produced favorable results led by the more defensive areas of the market including large-cap, growth, momentum, lower-risk and lower-volatility stocks.

Within domestic equity exposure, both allocation choices and security selection from the underlying fund managers hindered performance. The Fund’s large-cap growth, large-cap value and mid-cap core managers lagged, while its small-cap core and multi-cap core managers provided favorable selection. The Fund benefited from exposure to Financials and Health Care, while all other sectors detracted from relative performance. We also employed derivatives to adjust exposures to various equity asset classes, which negatively impacted results. In February, we reduced developed market equity exposure in favor of emerging markets, while in April, we increased European exposure.

In the international equity portfolio, a tilt toward smaller-cap stocks detracted significantly because large-cap stocks outperformed by quite a wide margin. Conversely, results benefited materially from an emphasis on low-volatility stocks, which outperformed high volatility particularly during the market sell offs in December 2018, May 2019 and August 2019. Country allocations detracted slightly including an underweighting to Italy and overweighting to Japan. Returns due to industry and sector allocations matched the benchmark, with gains from an underweighting in banks offset by losses due to underweightings in Utilities and gold mining stocks. Although currency exposure was small, an underweighting to the euro proved beneficial.

Although the Fund’s fixed-income portfolio benefited from an underweighting in leveraged loans, security selection in the segment was its biggest detractor. The leveraged loan market was under pressure from credit issues during the period, which negatively impacted some of our health care and other holdings. Performance was also hurt by some of the fixed-income portfolio’s modest equity exposure from previously restructured loans. In the securitized area, an underweighting helped but selection was also negative, particularly in agency mortgage-backed securities. Conversely, two alternative segments, convertible securities and preferred securities, benefited results because both sectors generated strong absolute returns. We used Treasury futures and mortgage market options to help manage the Fund’s duration and yield curve positioning, which had little impact on performance.

What is your outlook?

Although we believe we are beginning to see nascent evidence of a bottoming in global growth, we anticipate the Fed will stay on hold for some time. In the fixed-income market, we will be more tactical in our approach, taking advantage of valuation dislocations in light of the fact that many segments are fair to richly valued. In the international equity portfolio, we are focused on finding profitable companies with attractive valuations, positive price momentum, low volatility and high earnings quality. In the U.S. equity portfolio, we have taken steps to moderate risk by moving closer to benchmark weights in terms of sector and market cap. With historically wide valuation and performance dispersion between defensives versus cyclicals, we may consider a measured shift toward pro-cyclical assets including European, emerging market, value and small-cap stocks.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	45.2%
Long-Term Fixed Income	23.8%
Bank Loans	14.2%
Registered Investment Companies	8.4%
Short-Term Investments	7.1%
Preferred Stock	1.3%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	15.5%
Information Technology	11.2%
Consumer Discretionary	8.4%
Communications Services	8.0%
Consumer Staples	7.6%
Affiliated Registered Investment Companies	6.9%
Industrials	6.6%
Health Care	6.4%
Materials	5.0%
Collateralized Mortgage Obligations	4.4%

Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt Fund	6.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.4%
Microsoft Corporation	1.2%
Apple, Inc.	0.8%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	0.8%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.8%
Amazon.com, Inc.	0.7%
Cisco Systems, Inc.	0.7%
Johnson & Johnson	0.5%
Alphabet, Inc., Class A	0.5%

These securities represent 14.3% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class A2	1-Year	5 Years	10 Years
without sales charge	7.60%	4.81%	7.97%
with sales charge	2.75%	3.86%	7.47%

Class S	1-Year	5 Years	10 Years
Net Asset Value	7.92%	5.18%	8.39%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

***

The MSCI World Index – USD Net Returns is an unmanaged market-capitalization-weighted index that represents the performance of large and mid-cap stock across 23 developed market countries. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

****

The Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.

*****	The S&P/LSTA Leveraged Loan Index is a market-value weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
******	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT GLOBAL STOCK FUND*

Darren M. Bagwell, CFA, Kurt J. Lauber, CFA, Lauri Brunner, David R. Spangler, CFA, and Noah J. Monsen, CFA, Portfolio Co-Managers**

The Fund seeks long-term capital growth.

Investment in Thrivent Global Stock Fund involves risks including equity security, foreign currency, foreign securities, futures contract, investment adviser, issuer, large cap, market, other funds, and quantitative investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*Effective April 30, 2019, the Fund changed its name from Thrivent Large Cap Stock to Thrivent Global Stock Fund, and implemented changes to its investment strategies.

**Effective February 28, 2019, Darren M. Bagwell, CFA, and David R. Spangler, CFA were added as portfolio managers of the Fund.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Global Stock Fund earned a return of 7.73%, compared with the median return of its peer group, the Lipper Global Multi Cap Core Funds category, of 10.42%. The Fund’s market benchmark, the MSCI World Large Cap Index-USD Net Returns and the MSCI All Country World Index-USD Net Returns, earned a return of 12.77% and 12.59%, respectively.

What factors affected the Fund’s performance?

The reporting period included a significant fourth quarter 2018 pullback in the domestic and international equity markets, followed by a strong recovery in 2019. Despite the very strong rebound for equities year to date in 2019, the rally has been led by more defensive areas of the market including large caps, growth, momentum, lower beta and lower volatility while more pro-cyclical areas of the market such as small caps, value, higher beta and higher volatility lagged. Through a period of significant market volatility, the Fund underperformed its peer group.

As part of the management process, we employed derivatives to adjust the Fund’s exposures to various asset classes when deemed appropriate. At an asset class level, we reduced the Fund’s weighting in developed market international equities in favor of emerging markets equities in February 2019, which negatively impacted performance. However, in April 2019, we increased the Fund’s European exposure, which positively contributed to performance. Also, throughout the reporting period, we consistently rebalanced the Fund to asset class targets with favorable results.

Security selection by the Fund’s domestic and international managers contributed materially to the underperformance. The Fund’s domestic large-cap value and large-cap growth managers underperformed their respective benchmarks due largely to poor stock selection, while the international manager underperformed the benchmark due to overweightings in the underperforming value and small-cap areas of the market. Additionally, the international manager’s stock selection within large caps materially detracted from relative performance. In terms of allocation, the Fund benefited significantly from an overweighting to domestic large caps and an underweighting to domestic small caps. However, an underweighting to domestic mid-cap stocks was a drag on results. Although no sectors represented more than 25% of net assets for the period, the Fund benefited from positive performance within its Information Technology, Health Care and Communication Services exposures, but was negatively impacted by exposures in Utilities, Materials, Consumer Discretionary, Real Estate, Energy, Consumer Staples and Industrials.

What is your outlook?

In response to slowing economic growth in the U.S., the Federal Reserve is in the midst of an easing cycle, but it will take time for lower rates to filter through the economy. We still see weakness in manufacturing activity and sentiment, although employment and consumer/consumption-related elements remain resilient. If employment holds, we expect consumer spending, which accounts for around 70% of the U.S. economy, to remain healthy. We do not believe that manufacturing will overwhelm consumer strength in the U.S. markets; however, unexpected economic data can cause sharp reactions in either direction. For example, stronger-than-expected economic measures in September caused a dramatic reversal in favor of risk-on factors like small cap and value, but punished growth and momentum stocks. Within the Fund, we have taken steps to moderate risk by moving toward neutral benchmark weights in areas such as market cap, growth/value, Europe, emerging markets and overall equity exposure. We are watching Institute for Supply Management (ISM) and Purchasing Manager’s Index (PMI) indicators closely, both domestically and internationally, for signs that global recessionary risks have subsided before increasing the Fund’s risk-on exposures to small cap, value, cyclical and international characteristics that are above its benchmarks.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	82.7%
Short-Term Investments	15.2%
Registered Investments Companies	2.1%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	15.6%
Information Technology	14.2%
Industrials	12.0%
Health Care	10.9%
Consumer Discretionary	9.5%
Consumer Staples	4.8%
Communications Services	4.7%
Real Estate	4.2%
Materials	3.1%
Energy	2.8%

Top 10 Holdings
(% of Net Assets)
Microsoft Corporation	2.1%
iShares Russell Mid Cap ETF	2.0%
Amazon.com, Inc.	1.8%
Apple, Inc.	1.2%
Alphabet, Inc., Class A	1.2%
Roche Holding AG	0.9%
Visa, Inc.	0.9%
Novartis AG	0.9%
Japan Tobacco, Inc.	0.8%
Cisco Systems, Inc.	0.8%

These securities represent 12.6% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class A2	1-Year	5 Years	10 Years
without sales charge	7.73%	6.41%	9.15%
with sales charge	2.90%	5.43%	8.65%

Class S	1-Year	5 Years	10 Years
Net Asset Value	8.12%	6.81%	9.61%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The MSCI All Country World Index – USD Net Returns is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

***

The MSCI World Large Cap Index - USD Net Returns is an index that represents large cap stocks in 23 developed market countries. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT GOVERNMENT BOND FUND

Michael G. Landreville, CFA and CPA (inactive), and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks total return, consistent with preservation of capital. The Fund’s investment objective may be changed without shareholder approval.

Investment in Thrivent Government Bond Fund involves risks including derivatives, government securities, inflation-linked security, interest rate, investment adviser, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, quantitative investing, and sovereign debt risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Government Bond Fund earned a return of 8.84%, compared with the median return of its peer group, the Lipper General U.S. Government Funds category, of 8.94%. The Fund’s market benchmarks, the Bloomberg Barclays U.S. Agency Index and the Bloomberg Barclays U.S. Treasury Index, earned returns of 8.36% and 11.08%, respectively.

What factors affected the Fund’s performance?

At the beginning of the period, U.S. economic growth was showing signs of slowing, while growth in most regions outside the U.S. was already decidedly sluggish. Despite the slowdown, the Federal Reserve (Fed) followed through with its fourth federal funds rate hike of 2018 in late December, but did acknowledge headwinds while lowering growth and inflation expectations for the coming year. Investors perceived that the final Fed increase was a policy mistake, causing a sharp spike in volatility and a sell off among risk assets. As we entered 2019, a myriad of issues continued to weigh on global growth and investor sentiment, led by the ongoing trade frictions with China. Various data points also began to show signs of weakness including manufacturing, housing and business spending. As a result, the Fed started to signal a reversal in monetary policy in early 2019 and risk assets rebounded. Eventually, Fed policymakers officially shifted course, cutting the federal funds rate in late July, mid-September and the end of October for a total reduction of 0.75%.

As expected, rates fell across the Treasury yield curve, which initially steepened. In the second half of the year, the curve flattened with longer maturities dropping more than shorter maturities. In May, the yield on the 10-year Treasury fell below the three-month Treasury bill, causing an inversion in that portion of the curve that lasted until mid-October. This factor—combined with concerns about global growth, the trade war and a disorderly Brexit—sparked recession fears and impacted business confidence, keeping markets volatile through period end. By the end of October, 10-year Treasury rates were down 146 basis points to 1.69%, while three-month Treasuries fell 80 basis points to 1.54%.

The rate rally provided a strong tailwind to fixed-income securities because prices rose as rates fell, causing most segments of the market to produce favorable returns led by the longest duration Treasuries. Thirty-year Treasuries rose by more than 28% during the period (source: Bloomberg Barclays). The Treasury Inflation Protected Securities (TIPS) segment underperformed nominal Treasuries by a significant margin as inflation pressures dropped throughout the period. Securitized sectors lagged Treasuries somewhat during the rate rally, particularly pass-through mortgage-backed securities (MBS). More homeowners refinanced their mortgages as rates fell, causing the durations of pass-through MBS to shorten, which lessened their sensitivity to the rate decrease.

The Fund very modestly underperformed the Lipper peer group due in part to an overweighting and security selection in the pass-through MBS sector. A higher allocation to TIPS was also detrimental at the beginning of period when the asset class sold off and the Fund was not able to fully recoup those losses. In addition, the Fund was hindered by its initially shorter duration versus its peers and the Bloomberg Barclays index, which lessened the favorable return impact from falling yields. Conversely, positioning for a steeper yield curve was beneficial in the first half of the period. We used Treasury futures to help us manage both the Fund’s duration and yield curve exposure. The Fund’s exposure to longer-duration government agency debt also helped performance as rates fell, leading to outperformance versus the Bloomberg Barclays U.S. Agency Index. Additionally, the Fund’s positions in collateralized mortgage obligations (CMOs) performed well due to their longer durations and better prepayment protection.

What is your outlook?

We believe the Fed will likely be on hold in the near term, but may have one more rate cut in store as policymakers remain sensitive to the pace of U.S. economic growth and inflation levels. We anticipate growth will remain slow in the 1.5%—2.5% range and inflation will remain low. We believe yields may bounce around somewhat, but will likely stay in a fairly narrow range in the coming year. We are positioning the Fund’s duration close to neutral with a bias toward a steeper yield curve.

We added to overall Treasury exposure, ending with more nominal Treasuries (33%) and fewer TIPS (3%) funded by a reduction in securitized assets. We are looking for additional opportunities to decrease the Fund’s underweighting in Treasuries. We lowered MBS exposure to 21% of total assets and asset-backed securities to 4%, while increasing commercial mortgage-backed securities and CMO exposure to approximately 24%. In other government-related debt, we ended the period with 6% in European and Asian sovereign debt and 5% in U.S. agency debt, both of which we may gradually reduce going forward. We are looking for opportunities to add slightly to our small weighting in high-quality covered bonds. As always, we continue to maintain the Fund’s stance as a conservative and defensive investment vehicle in case the market experiences another sell off among risk assets.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
U.S. Government & Agencies	38.6%
Mortgage-Backed Securities	19.1%
Commercial Mortgage-Backed Securities	14.8%
Collateralized Mortgage Obligations	12.0%
Asset-Backed Securities	5.3%
Foreign Government	4.6%
Financials	3.3%
Consumer Cyclical	1.2%
Energy	0.5%

Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association Conventional 30-Yr. Pass Through	12.0%
U.S. Treasury Notes	6.6%
U.S. Treasury Notes	6.2%
U.S. Treasury Bonds	4.8%
U.S. Treasury Bonds	4.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.4%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	2.9%
U.S. Treasury Notes	2.4%
U.S. Treasury Notes	2.2%
U.S. Treasury Bonds	2.0%

These securities represent 47.0% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class A2	1-Year	5 Years	From Inception 2/26/2010
without sales charge	8.84%	2.23%	2.66%
with sales charge	6.70%	1.81%	2.45%

Class S	1-Year	5 Years	From Inception 2/26/2010
Net Asset Value	8.95%	2.37%	2.90%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 2%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 2.0% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Agency Index is an index that measures the performance of the U.S. investment-grade fixed-income securities market.
***	The Bloomberg Barclays U.S. Treasury Index is an index that measures the performance of the U.S. Treasury bond market.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT HIGH INCOME MUNICIPAL BOND FUND

Janet I. Grangaard, CFA, and Johan Akesson, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income exempt from federal income taxes. The Fund’s investment objective may be changed without shareholder approval.

Investment in the Thrivent High Income Municipal Bond Fund involves risks including credit, futures contract, high yield, interest rate, investment adviser, liquidity, market, municipal bond, portfolio turnover rate, quantitative investing, and tax risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent High Income Municipal Bond Fund earned a return of 11.51%, compared with the median return of its peer group, the Lipper High Yield Municipal Debt Funds category, of 9.75%. The Fund’s market benchmark, the Bloomberg Barclays High Yield Municipal Bond Index, earned a return of 11.65%.

What factors affected the Fund’s performance?

The Federal Reserve (Fed) followed through with its fourth rate hike of 2018 in December, while lowering growth and inflation expectations. As we entered 2019, myriad issues weighed on global growth, led by trade frictions with China. The Fed signaled a policy reversal and cut rates in July, September and October, causing rates to fall across the Treasury yield curve and the curve to flatten. In the municipal (muni) bond market, rates peaked in November 2018, marking the low point in bond prices. Following the peak, the muni market started to rally and, similar to the Treasury market, the muni yield curve flattened and credit spreads narrowed. The rally was fueled in part by record-breaking inflows into muni bond funds and exchange-traded funds (ETFs) in 2019. The state and local tax (SALT) deduction cap passed in 2017 contributed to increased demand for muni bonds, particularly from high-tax states like California and New York. The slower pace of new issuance at the beginning of the year also contributed to the rally, which helped munis outperform Treasuries in the first few months of 2019. Although demand remained steady for the remainder of the period, muni bond supply began to normalize and increase over the summer months, leading munis to underperform the Treasury market rally in the final months. For the period as a whole, longer maturity and lower-quality muni securities outperformed shorter maturity and higher-quality bonds.

As a side note, last year we discussed how the Tax Cut and Jobs Act of 2017 prohibited municipalities from prerefunding outstanding tax-exempt debt with new tax-exempt debt. However, due to extremely low taxable rates and global demand for yield, municipalities circumvented the rule this year by issuing taxable muni bonds to prerefund outstanding tax-exempt debt. As a result, taxable bonds comprised a greater percentage of the new supply in the muni market in 2019.

In other news, lower-rated bonds from areas marred by financial difficulties—such as Puerto Rico, Illinois and New Jersey—performed well due to spread narrowing. Puerto Rico’s COFINA bonds, which are backed by sales taxes, also rallied as the commonwealth worked toward hurricane rebuilding and a debt crisis settlement. Illinois bonds benefited from the election of a new governor, who has appealed to voters to change the state’s income tax from a flat rate to a progressive scale to help fix the budget.

Compared to our peers, we take less credit risk, but maintain a longer duration (i.e., greater interest-rate sensitivity) to keep the Fund’s dividend yield competitive. This longer duration helped the Fund outperform the peer group. Also, several bonds from our largest sector, senior living, and a few infrastructure-related revenue bonds benefited from credit spread narrowing. The Fund saw favorable results from a Michigan Strategic Fund bond for the I-75 toll road as well as bonds from the Salt Lake City airport and the New York Transportation Development Corporation for LaGuardia airport. Higher education bonds were also a significant contributor and we nearly doubled exposure to the sector during the period. The main detractor was a short position in 30-year Treasury futures, which we used to help manage the Fund’s longer duration and dampen net asset value (NAV) volatility. In August, we thought rates were too low and increased the number of short futures contracts to bring the duration to neutral.

Assets in the Fund continued to grow, helping us to further diversify its portfolio in terms of both state and sector exposures. At period end, the Fund was diversified across 27 states and 18 sectors, with significant exposure to senior living, higher education, toll roads and other infrastructure projects. In terms of credit quality, the Fund’s sweet spots are the BBB and BB segments, where our target is 55% of net assets.

What is your outlook?

Although we believe we are beginning to see nascent evidence of a bottoming in global growth, we think U.S. growth will remain slow in the 1.5%—2% range and inflation will stay low. We anticipate the Fed will be on hold for some time because policymakers have indicated they would need to make a material shift in their economic outlook before making further changes. We will continue to closely monitor trade policy, other developments coming out of Washington and the upcoming 2020 elections, which could have far-reaching impacts on the tax code, health care and the overall muni market. Meanwhile, forecasts for muni supply remain healthy for next year. With so much money flooding into the muni market, especially high yield, the legal covenants on many new issues have not been as stringent, which highlights the importance of our rigorous bottom-up credit selection. Investors in high-yield muni bonds also need to be aware that the industry has several dominant mutual fund players, which could make the segment riskier and more volatile than the investment-grade muni market if any firms suffer from elevated levels of redemptions.

*Investors may be subject to state taxes, the federal alternative minimum tax and capital gains taxes.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors (% of Net Assets)
Education	19.9%
Transportation	19.1%
Health Care	17.4%
Other Revenue	9.9%
Water & Sewer	6.1%
Industrial Development Revenue	5.0%
Housing Finance	4.5%
General Obligation	4.0%
Electric Revenue	3.9%
Tax Revenue	3.6%

Top 10 States (% of Net Assets)
Colorado	7.2%
Illinois	7.2%
Pennsylvania	6.9%
Texas	6.1%
Georgia	6.0%
Missouri	4.5%
New Jersey	4.1%
California	4.1%
Michigan	3.9%
Virginia	3.8%

Investments in securities in these States represent 53.8% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Solutions, Inc. (“Fitch”). Ratings from S&P and Fitch, when used, are converted into their equivalent Moody’s ratings. If Moody’s, S&P and/or Fitch have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors, and Top 10 States are subject to change.

The lists of Major Market Sectors and Top 10 States exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class S	1-Year	From Inception 2/28/2018
Net Asset Value	11.51%	7.24%

Value of a $10,000 Investment

Class S Shares1

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

*	The Bloomberg Barclays High Yield Municipal Bond Index is an index which measures the non-investment grade and non-rated U.S. tax-exempt bond market.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT HIGH YIELD FUND

Paul J. Ocenasek, CFA, Portfolio Manager

The Fund seeks high current income and, secondarily, growth of capital.

Investment in Thrivent High Yield Fund involves risks including convertible securities, credit, derivatives, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, other funds, preferred securities, and quantitative investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent High Yield Fund earned a return of 7.74%, compared with the median return of its peer group, the Lipper U.S. High Current Yield Funds category, of 7.75%. The Fund’s market benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, earned a return of 8.38%.

What factors affected the Fund’s performance?

As the period began, U.S. economic growth was showing signs of slowing, while growth outside the U.S. was already decidedly sluggish. The Federal Reserve (Fed) followed through with its fourth rate hike in December 2018, but lowered growth and inflation expectations for 2019. Volatility spiked and risk assets sold off sharply at the end of 2018. High-yield spreads versus Treasuries widened out significantly to 5.26% by year-end. As we entered 2019, a myriad of issues continued to weigh on global growth and investor sentiment, led by ongoing trade frictions with China. The Fed began to signal a reversal in policy in early 2019 and risk assets rebounded, with the high-yield market experiencing its strongest first-quarter return in 25 years. Fed policymakers eventually began to cut rates with decreases in late July, mid-September and late October.

Over the period, rates fell from 2.98% to 1.51% for five-year Treasuries, the most closely aligned segment to the high-yield market in terms of duration (i.e., interest-rate sensitivity). The rate decline drove much of the favorable total return in the high-yield market. Spreads for the segment tightened from their year-end 2018 wides, ending the period only 21 basis points wider at 3.92%. After several years of outflows, the high-yield market experienced strong inflows into mutual funds and exchange-traded funds in 2019. With rates negative in many areas of the world, global demand for higher-yielding asset classes was strong. At the same time, the high-yield market was supported by more modest supply with approximately $250 billion in new issuance during the period. This level was much lower than issuance in peak years, plus much of it was due to refinancing and not technically new supply.

Defaults in the U.S. high-yield market reached lows of around 1% before creeping higher to end the period around 2.5% (source: trailing U.S. dollar-weighted 12-month default rate, Moody’s Investors Service). Much of the increase in defaults and also distressed bonds was driven by the energy sector, which sold off sharply due to concerns about the global economic slowdown and a supply glut. In fact, the oil field services and exploration and production (E&P) industries within energy were the only areas in negative territory for the period, down 18.6% and 12.6%, respectively. The best-performing sectors included banking, homebuilding and wireless. As the market grew more discerning and investors generally shied away from risk, higher-quality bonds outpaced their lower-quality counterparts by a significant margin. Over the period, BB-rated bonds advanced 11.6% versus returns of 8.7% for B-rated bonds and -2.0% for CCC-rated bonds. Falling interest rates pushed bond prices higher, but also led to a decrease in the average overall yield for the high-yield market from 6.9% to 5.7% by period end (source: Bloomberg Barclays High Yield Index).

The Fund and Lipper peers underperformed the Bloomberg Barclays benchmark mainly because approximately 5% of that index is composed of “fallen angels,” which are investment-grade bonds that have been downgraded to high yield. Because they were originally investment-grade bonds, these securities typically have much longer durations than the overall high-yield segment, leading them to strongly outperform due to the dramatic drop in long-term rates. On the other hand, the Fund’s credit quality positioning was beneficial, including a 4% underweighting in CCC-rated securities and 2% overweighting in both the B-rated and BB-rated (and higher) segments throughout the period. In terms of sector exposure, our credit selection within health care and wireless hindered performance. The Fund also had a small position in sovereign debt from Argentina that performed poorly. However, we added value through security selection in the energy sector, particularly in E&P names, and the food industry. Credit selection was also beneficial in wireline, mainly due to our avoidance of problem areas within the segment. Finally, we shorted the credit default swap index (CDX) during the period to hedge the Fund’s high-yield exposure, which was modestly beneficial to performance.

What is your outlook?

Our outlook for high yield is fairly neutral, but still cautious because spreads are tight. We believe the market is fairly healthy because not a lot of aggressive financing is taking place. Overall credit quality has also improved significantly since the global financial crisis with CCC-rated bonds now representing 12% of the market versus a high of 20%. We anticipate the Fed will stay on hold for the time being while uncertainty surrounding trade issues with China appears to be subsiding. However, corporate earnings and business spending have slowed and manufacturing has contracted, although there are signs this may have bottomed. As a result, we continue to position the Fund somewhat defensively with an underweighting in CCC-rated bonds and lower exposure to more cyclical industries such as autos, chemicals and retail. We are increasing the Fund’s exposure to more stable, defensive industries such as midstream pipeline, food and beverage, and packaging. The bank loan sector has been out of favor this year and is attractively valued; therefore, we are looking for opportunities to modestly add to that segment. Also, with rates falling so much and no sign of a Fed cut in the near term, we are looking to lower the Fund’s BB exposure and reinvest into B-rated securities.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Communications Services	15.9%
Consumer Cyclical	15.3%
Consumer Non-Cyclical	12.8%
Energy	12.3%
Capital Goods	10.8%
Financials	9.4%
Basic Materials	6.2%
Technology	5.7%
Utilities	3.9%
Transportation	2.2%

Top 10 Holdings
(% of Net Assets)
Sprint Corporation	1.0%
Tenet Healthcare Corporation	0.9%
CCO Holdings, LLC	0.9%
Intelsat Jackson Holdings SA	0.9%
Cheniere Corpus Christi Holdings, LLC	0.9%
Windstream Services, LLC, Term Loan	0.7%
CSC Holdings, LLC	0.7%
Six Flags Entertainment Corporation	0.7%
Inception Merger Sub, Inc.	0.6%
CCOH Safari, LLC	0.7%

These securities represent 8.0% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class A2	1-Year	5 Years	10 Years
without sales charge	7.74%	4.16%	6.84%
with sales charge	2.85%	3.19%	6.35%

Class S	1-Year	5 Years	10 Years
Net Asset Value	7.79%	4.38%	7.16%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT INCOME FUND

Stephen D. Lowe, CFA, and Kent L. White, CFA, Portfolio Co-Managers

The Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital in order to maintain investors’ purchasing power.

Investment in Thrivent Income Fund involves risks including credit, derivatives, emerging markets, financial sector, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, preferred securities, and quantitative investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Income Fund earned a return of 13.43%, compared with the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated category, of 13.68%. The Fund’s market benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, earned a return of 11.51%.

What factors affected the Fund’s performance?

As the period began, U.S. economic growth was showing signs of slowing, while growth outside the U.S. was already decidedly sluggish. The Federal Reserve (Fed) followed through with its fourth rate hike in December 2018, but lowered growth and inflation expectations for 2019. Volatility spiked and risk assets sold off sharply at year end. Credit spreads versus Treasuries widened out significantly in response to weaker growth, trade war concerns, Fed action and investor outflows from risk assets. In investment-grade credit, the downgrade of several large A-rated issuers to BBB and the elevated amount of leverage in the market also weighed heavily on the segment. However, in early 2019, the Fed began to signal a reversal in policy and risk assets rebounded. Policymakers eventually began to cut rates with decreases in late July, mid-September and the end of October. Rates fell across the Treasury yield curve and the curve flattened as rates dropped more for longer-maturity Treasuries than they did for shorter maturities. Ten-year Treasury rates fell 146 basis points to end the period at 1.69%. For much of the period’s second half, the yield curve was inverted with 10-year Treasury bonds yielding less than three-month Treasury bills. This factor—combined with concerns about global growth, the trade war and a disorderly Brexit—sparked recession fears and negatively impacted business confidence, keeping markets volatile through period end. However, on the heels of 2018’s outflows, the credit market experienced strong inflows into mutual funds and exchange-traded funds in 2019. With rates negative in many areas of the world including Europe and Japan, global demand for yield was strong.

Investment-grade credit, which makes up the majority of the portfolio, was one of the best-performing asset classes during the period. After widening out at the beginning of the period, investment-grade credit spreads versus Treasuries ended tighter at 1.10%, which was not far from this cycle’s tightest level of 0.85% reached in January 2018. Due to the significant drop in rates, the segment benefited from its longer duration (i.e., interest-rate sensitivity), especially compared to other investment-grade sectors. The Fund’s investment-grade exposure increased slightly during the year and averaged around 74% of its portfolio. Returns for the high-yield sector were fairly strong, but trailed investment grade. High-yield spreads widened out significantly to 5.90% by year-end 2018. However, as 2019 got underway, the segment rebounded sharply and spreads tightened, ending only 21 basis points wider over the period at 3.92%. The Fund’s high-yield exposure was slightly lower during the period, averaging 5% of the portfolio.

The Fund’s outperformance versus the Bloomberg Barclays U.S. Aggregate Bond Index was primarily driven by its longer duration than the benchmark, which increased the portfolio’s interest-rate sensitivity during a period when rates fell fairly dramatically. Performance was also aided by significant corporate bond exposure and favorable credit selection, particularly in the media and entertainment, energy, diversified manufacturing and health insurance industries. In addition, an underweighting to U.S. Treasury securities proved helpful. Conversely, compared to our Lipper peers, we believe the Fund’s duration was slightly shorter, which caused modest underperformance. We used Treasury futures throughout the period to help us manage duration. The Fund also had a small position in sovereign debt from Argentina that performed poorly. In the securitized space, the Fund was hindered by its exposure to collateralized loan obligations (CLOs), which are typically floating-rate securities composed of pools of leveraged loans. The leveraged loan market was under pressure during the period and did not benefit as much from the rate rally.

What is your outlook?

We believe the Fed will likely be on hold in the coming year, although policymakers will remain sensitive to the pace of U.S. economic growth and inflation levels. A relatively strong U.S. economy should be supportive of the corporate credit market and fundamentals. However, the absolute amount of leverage in the market, while improving, still remains relatively high especially considering where we are at in the credit cycle. This is mainly due to the increased amount of merger and acquisition activity we saw in the higher-quality sectors of the corporate market. This factor could become problematic if the economy experiences a dramatic slowdown. We continue to see limited upside for further tightening of credit spreads, which means that bondholders are not getting paid as much to take risk. Therefore, the Fund still remains somewhat defensively positioned with an overweighting in the investment-grade sector and an underweighting in high-yield credit. Within investment grade, we are defensively positioned with an emphasis on higher-quality and shorter duration corporates. In terms of industries, we are emphasizing more domestically focused issuers that are less impacted by trade issues such as telecommunications and utilities. We are keeping the Fund’s duration slightly short of the benchmark because Treasury rates are more likely to move slightly higher in the coming year.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Financials	26.6%
Consumer Non-Cyclical	11.8%
Energy	8.4%
Utilities	8.1%
Communications Services	8.0%
U.S. Government & Agencies	6.0%
Consumer Cyclical	5.2%
Mortgage-Backed Securities	4.2%
Technology	4.1%
Capital Goods	3.6%

Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.7%
U.S. Treasury Bonds	1.7%
U.S. Treasury Notes	1.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.1%
U.S. Treasury Bonds	0.7%
Diamond 1 Finance Corporation	0.7%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	0.6%
Edison International	0.6%
GE Capital International Funding Company	0.6%
U.S. Treasury Bonds	0.5%

These securities represent 9.3% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class A2	1-Year	5 Years	10 Years
without sales charge	13.43%	4.12%	5.47%
with sales charge	8.33%	3.16%	4.99%

Class S	1-Year	5 Years	10 Years
Net Asset Value	13.66%	4.44%	5.84%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT INTERNATIONAL ALLOCATION FUND*

Managed by Thrivent Asset Management, LLC, and subadvised by Goldman Sachs Asset Management, L.P.**

The Fund seeks long-term capital growth.

Investment in Thrivent International Allocation Fund involves risks including allocation, emerging markets, equity security, foreign currency, foreign securities, growth investing, investment adviser, issuer, large cap, market, mid cap, multi-manager, quantitative investing, small cap, and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*Effective April 30, 2019, the Fund changed its name from Thrivent Partner Worldwide Allocation Fund to Thrivent International Allocation Fund and implemented changes to its investment strategies.

**Effective April 30, 2019, Principal Global Investors, LLC and Aberdeen Asset Managers Limited no longer serve as subadvisors of the fund.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent International Allocation Fund earned a return of 9.36%, compared with the median return of its peer group, the Lipper International Multi-Cap Core Funds category, of 9.95%. The Fund’s market benchmark, the MSCI All Country World Index ex-USA-USD Net Returns, earned a return of 11.27%.

What factors affected the Fund’s performance?

The reporting period included a significant fourth quarter 2018 pullback in the international equity markets, followed by a strong recovery in 2019. Despite the very strong rebound for equities year to date in 2019, the rally has been led by more defensive areas of the market including large caps, growth, momentum, lower beta and lower volatility while more pro-cyclical areas of the market such as small caps, value, higher beta and higher volatility lagged. Through a period of significant market volatility, the Fund modestly underperformed its peer group.

As part of the management process, we employed derivatives for the purpose of adjusting the Fund’s exposures to various asset classes when deemed appropriate. At an asset class level, we repositioned the Fund in February 2019 to reduce its weighting in developed market international equities in favor of emerging markets equities, which negatively impacted performance. However, in April 2019, we increased the Fund’s European exposure, which positively contributed to performance. Also, throughout the reporting period, we consistently rebalanced the Fund to asset class targets with favorable results.

During 2019, the Fund experienced manager changes that brought both developed market and emerging market equities under direct Thrivent Financial management. For the period ending October 31, 2019, the Fund experienced strong performance from its emerging markets manager, while large-cap growth, large-cap value and small-cap managers in developed markets underperformed. Taken together, the underlying managers provided positive results from security selection. In terms of allocation effect, an underweighting to large-cap stocks and overweighting to small-cap stocks negatively impacted performance. Although no sectors represented more than 25% of net assets for the period, the Fund benefited from positive relative performance in Health Care, Energy, Consumer Staples, Financials, Real Estate, Information Technology and Communication Services. The Fund’s exposures in Consumer Discretionary, Industrials, Utilities and Materials negatively impacted performance.

What is your outlook?

International markets continue to experience anemic economic growth, including Europe, which is hovering near recession levels due to weakness in Germany. In late 2018 and early 2019, the region’s industrial weakness was regarded by consensus as transitory and attributed to various temporary factors related to monetary and fiscal policies. A year later, the weakness has persisted and worsened. Like in the U.S., employment and the consumer have held up reasonably well, but manufacturers are indicating continued job cuts. The culprit is slowing global trade, and therefore any notable progress toward a U.S.-China trade deal should help export-oriented regions such as Europe and Japan, in addition to the emerging markets. Additionally, the U.K. has been hobbled by protracted rancor over Brexit with weakness in sentiment, leading economic indicators, manufacturing and housing (despite consumer spending and employment remaining stable). However, we see emerging evidence of a bottoming in regional and global economic indicators such as purchasing managers’ indexes (PMIs) and leading economic indexes (LEIs) that we believe will become more obvious later in 2020. If progress is made on trade negotiations with China and the U.K. avoids a hard Brexit, developments that are likely in our opinion, international markets should see a strong recovery. As a result, we have positioned the Fund with a more pro-cyclical outlook with overweightings to Europe and the emerging markets. We will consider adding to these positions further in the coming year as economic evidence warrants.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	84.4%
Short-Term Investments	15.5%
Preferred Stock	0.1%
Long-Term Fixed Income	< 0.1%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	17.3%
Industrials	14.5%
Consumer Discretionary	10.6%
Health Care	9.4%
Information Technology	8.2%
Consumer Staples	6.6%
Real Estate	6.0%
Materials	5.1%
Energy	3.2%
Communications Services	2.3%

Top 10 Countries
(% of Net Assets)
Japan	20.5%
United Kingdom	11.5%
Switzerland	7.2%
Canada	5.0%
Netherlands	4.5%
France	4.4%
Germany	4.1%
Australia	3.0%
Sweden	2.9%
Denmark	2.1%

Investments in securities in these countries represent 65.2% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned. The Top 10 Countries chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class A2	1-Year	5 Years	10 Years
without sales charge	9.36%	3.23%	5.07%
with sales charge	4.46%	2.29%	4.59%

Class S	1-Year	5 Years	10 Years
Net Asset Value	9.84%	3.65%	5.48%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The MSCI All Country World Index ex-USA-USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP GROWTH FUND

Lauri A. Brunner, Portfolio Manager

The Fund seeks long-term capital appreciation.

Investment in Thrivent Large Cap Growth Fund involves risks including equity security, foreign securities, growth investing, investment adviser, issuer, large cap, market, quantitative investing, and technology-oriented companies risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Large Cap Growth Fund earned a return of 13.09%, compared with the median return for its peer group, the Lipper Large Cap Growth Funds category, of 15.69%. The Fund’s market benchmark, the S&P 500® Growth Index, earned returns of 14.28%.

What factors affected the Fund’s performance?

The Fund’s underperformance was primarily due to poor stock selection, particularly in the Communication Services and Consumer Discretionary sectors. In Communication Services, the Fund’s overweighting in Tencent Holdings was undermined on the advertising side of the business just as the gaming side was gaining relative strength. Ultimately, we exited the position in August because we favored other names with advertising exposure and Activision Blizzard in gaming. We continued to like the size and growth potential of the gaming industry because of the increasing amount of time consumers are spending on the pastime. Unfortunately, Activision Blizzard was the Fund’s worst performer in the sector during the period after a key title void once again exposed the cyclicality of operating results. However, the company has one of the oldest and most enduring franchises (Call of Duty) that we believe is on the verge of leading fundamentals back into positive territory. At a medium overweighting, we believe the Fund’s position in Activision Blizzard is appropriately sized for the risk/reward opportunity.

The single largest drag on Fund performance in the Consumer Discretionary sector during the period was Amazon.com. As of third-quarter 2019 earnings, which were reported near the end of the fiscal year, the company had successfully reaccelerated revenue growth. Starting in third quarter 2018, revenue growth had previously faltered after competitors improved their e-commerce offerings, which gave consumers more shopping alternatives during the 2018 holiday season. Amazon’s natural evolution of compressing delivery times—now in the form of a one-day Prime promise—launched in spring 2019 and served as the catalyst for revenue growth to reaccelerate. Over the past few months, we have reviewed many of the companies in our large-cap growth universe. As a result of that process, we believe Amazon is best positioned in terms of total addressable market (TAM) and growth opportunities; therefore, it remains the Fund’s largest overweighting. Booking Holdings was the second-largest detractor in the Consumer Discretionary sector. Although key metrics have slowed for the past couple of years, we decided to exit the position in August due to our belief that margins could be at risk due to higher-than-expected costs. The company not only pays to brand build, but it invests to create a “connected trip” platform for its users.

The Health Care sector has been the bright spot in the Fund over the past 12 months. Two factors drove our favorable performance in the sector. First, we deployed a framework for investing in biotechnology that favors large therapy populations over rare and ultra-rare diseases. Second, in the pharmaceutical universe, we emphasized animal pharma over human pharma during the fiscal year. At the security level, however, UnitedHealth Group was a significant detractor due to negative sentiment for commercial health care. Company fundamentals improved as of the recent quarter so we added modestly to the Fund’s overweighting in the company.

What is your outlook?

As a measure of U.S. employment, the quit rate for the U.S. accommodation and food services sector is our preferred metric to track. A peaking quit rate signals that consumers can find better employment outside of one of the least desirable jobs in the economy, working in food services. During the last economic cycle, a recession began in the ninth quarter past the peak quit rate reading. As of September 2019 (the month the most recent reading is available from the U.S. Bureau of Labor Statistics), the rate continued to peak, which may suggest that the U.S. will not enter a recession for the next several quarters.

We remain focused on investing in companies that participate in industries with large TAMs, which creates a backdrop for companies to sustain several years of strong growth. Unique penetration opportunities in those industries are typically captured by companies with strong initiatives and innovation. We also favor companies that disrupt their competitive landscape and/or are the beneficiaries of industry shifts.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	98.2%
Short-Term Investments	1.8%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	34.7%
Consumer Discretionary	20.8%
Health Care	14.7%
Communications Services	12.5%
Financials	5.6%
Industrials	5.0%
Consumer Staples	2.7%
Real Estate	1.3%
Materials	1.1%

Top 10 Holdings
(% of Net Assets)
Amazon.com, Inc.	10.6%
Microsoft Corporation	8.3%
Alphabet, Inc., Class A	7.0%
Apple, Inc.	5.7%
Visa, Inc.	5.2%
Facebook, Inc.	4.1%
MasterCard, Inc.	3.9%
PayPal Holdings, Inc.	3.1%
NIKE, Inc.	3.1%
Salesforce.com, Inc.	2.4%

These securities represent 53.4% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class A2	1-Year	5 Years	10 Years
without sales charge	13.09%	11.31%	12.86%
with sales charge	8.03%	10.29%	12.34%

Class S	1-Year	5 Years	10 Years
Net Asset Value	13.49%	11.71%	13.30%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The S&P 500® Growth Index is a market capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500® Index that exhibit strong growth characteristics.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP VALUE FUND

Kurt J. Lauber, CFA, Portfolio Manager

The Fund seeks to achieve long-term growth of capital.

Investment in Thrivent Large Cap Value Fund involves risks including equity securities, foreign securities, investment adviser, issuer, large cap, market, quantitative investing, and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Large Cap Value Fund earned a return of 6.22%, compared with the median return of its peer group, the Lipper Large Cap Value Funds category, of 9.82%. The Fund’s market benchmark, the S&P 500® Value Index, earned a return of 14.45%.

What factors affected the Fund’s performance?

Stock selection, and to lesser extent sector allocations, both detracted from the Fund’s performance. Poor stock selection in the Utilities sector accounted for more than half of the underperformance. The Fund held Pacific Gas and Electric after the legislature passed a wildfire bill to address fire liability in California. However, the number of future fires and the magnitude of the loss from those fires looks like it will continue to grow, and it remained unclear if the bill or regulators would be able to offset the potential future liabilities. We sold the position on a brief rally after the announcement that the company was not liable for the Tubbs Fire, which was 70% of PG&E’s liabilities that year. Stock selection in Health Care also detracted from performance, especially in the biotechnology industry. Biogen had the opportunity for success in the elusive-but-lucrative Alzheimer’s market but, unfortunately, the company’s most recent trial failed at the beginning of the year. Gilead Sciences was under pressure for not delivering on a transformative product plan that investors wanted. Also negatively impacting Health Care, CVS Health’s Aetna acquisition got off to a rocky start at the beginning of the year. In addition, the company was pressured by the Trump administration’s focus on prescription benefit managers’ ability to negotiate drug price discounts. Lastly, stock selection in the Materials sector was weak, largely due to Alcoa and Eastman Chemical because aluminum and chemical prices have been harmed by trade wars.

Stock selection was positive in the Financial sector. Blackstone benefited from strong fundraising and an announcement to convert to a C-corp structure. Bank of America and Citigroup outperformed large diversified bank peers. The two banks benefited from years of restructuring expenses and a new focus on growth initiatives. Consumer Discretionary stock selection remained strong with Lowe’s benefiting from its ongoing restructuring story. Also in the sector, we took advantage of weakness in housing and autos at the end of last year to acquire D.R. Horton, an entry-level home builder, and add to our existing position in auto parts supplier Aptiv.

What is your outlook?

Slowing economic growth and fear of the trend persisting due to escalating trade wars during the year led to traditional value stocks underperforming once more during this cycle. However, unlike last year when valuation was a good guide in stock selection within sectors, this year valuation has been detrimental. Over the past 12 months, the most expensive stocks have outperformed the least expensive stocks by more than 8%. Valuation spreads have widened, providing for some improved opportunities for a process like ours that ranks companies based on valuation, operating performance and catalysts. The Fund remains significantly overweighted in cheap valuation stocks with a focus on companies that can improve returns above what is priced into the stock.

With ongoing fears of an imminent recession, we looked for opportunities in stocks that were pricing in such a scenario. We added Samsung to the portfolio after the stock was being valued lower than last-cycle lows due to memory prices falling 50%. An improved industry structure and signs that memory prices were bottoming provided a catalyst for the purchase. Similarly, we added Nucor because we believe steel prices have the potential to bottom and recover. We also took advantage of the pullback in cyclicals by adding Johnson Controls and Parker Hannifin, although they weren’t valued at such extreme lows, while reducing the portfolio’s weighting in railroads and UPS. Johnson Controls’ story is one of restructuring and margin improvement after selling its Power System business and focusing on improving the HVAC market. In the case of Parker Hannifin, the market did not appreciate the margin potential through the cycle of the company’s new operating strategy. We added Sony because the company has improved returns through greater content exposure and in preparation for the next console cycle. We added General Dynamics at an attractive value due to improving margins and longer-term upside from its Columbia-class submarines.

The Fund continues to hold CVS Health because operating metrics have improved and regulatory fears have subsided. It also continues to hold a reduced position in Biogen. After further review showed a subset of patients benefited from the Alzheimer’s drug, Biogen decided to submit it for Food and Drug Administration approval. We did sell the Fund’s position in Blackstone after the company realized the benefit from converting to a C-corp, while also cutting back on some bank exposure. We added two REITs, American Campus Communities and Host Hotels and Resorts. In addition, we added Enterprise Products Partners because we believe the company’s role in exporting cheap U.S. hydrocarbon feedstock is underappreciated.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	96.7%
Short-Term Investments	3.3%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	23.3%
Health Care	15.3%
Information Technology	13.8%
Industrials	11.8%
Energy	8.5%
Communications Services	8.4%
Consumer Discretionary	6.3%
Materials	3.3%
Consumer Staples	3.2%
Utilities	1.9%

Top 10 Holdings
(% of Net Assets)
Cisco Systems, Inc.	4.4%
Microsoft Corporation	4.0%
Bank of America Corporation	3.9%
Verizon Communications, Inc.	3.9%
Citigroup, Inc.	3.5%
Merck & Company, Inc.	3.4%
Chevron Corporation	3.0%
Comcast Corporation	2.7%
Lowe’s Companies, Inc.	2.6%
Wal-Mart Stores, Inc.	2.5%

These securities represent 33.9% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class A2	1-Year	5 Years	10 Years
without sales charge	6.22%	7.45%	10.50%
with sales charge	1.44%	6.47%	10.00%

Class S	1-Year	5 Years	10 Years
Net Asset Value	6.61%	7.87%	10.99%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The S&P 500® Value Index is a market capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500® Index that exhibit strong value characteristics.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing electricity, food and transportation.

THRIVENT LIMITED MATURITY BOND FUND

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with stability of principal.

Investment in Thrivent Limited Maturity Bond Fund involves risks including collateralized debt obligations (“CDO”), credit, derivatives, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds, preferred securities, and quantitative investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Limited Maturity Bond Fund earned a return of 4.40%, compared with the median return of its peer group, the Lipper Short Investment Grade Debt Funds category, of 4.73%. The Fund’s market benchmark, the Bloomberg Barclays Government/Credit 1-3 Year Bond Index, earned a return of 4.89%.

What factors affected the Fund’s performance?

As the period began, U.S. economic growth was showing signs of slowing, while growth outside the U.S. was already decidedly sluggish. The Federal Reserve (Fed) followed through with its fourth rate hike in December 2018, but lowered growth and inflation expectations for 2019. Volatility spiked and risk assets sold off sharply at year end. Credit spreads versus Treasuries widened out significantly in response to weaker growth, trade war concerns, Fed action and investor outflows from risk assets. Various data points also began to show signs of weakness including manufacturing, housing and business spending. As a result, the Fed began to signal a reversal in monetary policy in early 2019 and risk assets rebounded. Fed policymakers eventually began to cut rates with decreases in late July, mid-September and the end of October.

As expected, rates fell across the Treasury yield curve and the curve flattened with longer maturities dropping more than the shortest maturities. For a brief time in August, the yield on 10-year Treasury bonds fell below two-year Treasuries, causing an inversion in that portion of the yield curve. This factor—combined with concerns about global growth, the trade war and a disorderly Brexit—sparked recession fears and negatively impacted business confidence, keeping markets volatile throughout the period. By the end of October, 10-year Treasury rates were down 146 basis points to end at 1.69%, while two-year Treasuries dropped 135 basis points to 1.52%. Yield spreads for risk assets versus Treasuries ended the period quite narrow by historical standards.

In terms of performance versus the Bloomberg Barclays benchmark, the Fund was hindered by its shorter duration than the index, which lessened the return impact from falling bond yields. We used Treasury futures throughout the period to help us manage duration. Conversely, the Fund benefited from overweighted positions and security selection within the corporate and securitized sectors. The Fund’s average corporate exposure of 34% was about 10% higher than the index weight, while its securitized exposure averaged 40% versus none in the index. In particular, the Fund benefited from a small allocation to preferred securities, which performed exceptionally well during the period. Versus the Lipper peer group, the Fund was hurt by its underweighting in corporate bonds and overweighting in Treasury securities.

What is your outlook?

We believe the Fed will likely be on hold through at least mid-2020, although policymakers will remain sensitive to the pace of U.S. economic growth and inflation levels. We anticipate growth will remain slow in the 1.5%—2% range and inflation will remain low. We believe yields will likely stay in a fairly narrow range in the coming year, but are more likely to go up from here. If the Fed remains on hold, rates at the front end of the curve should remain relatively anchored. If the economy does pick up and we see higher growth and inflation than expected, the yield curve will likely steepen as rates for longer-term securities rise more (and therefore prices fall). This is a favorable backdrop for the Fund, which is focused on shorter-maturity, spread-related assets.

Given that spreads remain very narrow by historical standards, we are cautious regarding risk in the corporate and securitized segments. That said, we are looking for opportunities to add some corporate exposure because the Fund is underweighted versus the peer group. To fund the increase, we will use the proceeds from floating-rate securities and Treasury Inflation Protected Securities (TIPS) that we sold during the reporting period after our views regarding Fed policy and inflation shifted.

We are maintaining the Fund’s high-quality bias with more than half of the portfolio invested in AAA-rated and AA-rated securities. The Fund has very little exposure to high-yield corporates, where valuations are currently rich, and leveraged loans. Our goal is to maintain a yield advantage over our peer group, but with less volatility. We have shifted to a more neutral stance in terms of the Fund’s overall duration because we believe the Fed is on hold for now; however, we are positioning the portfolio to benefit from a steepening of the yield curve. We continue to emphasize high-quality, securitized debt because of better fundamentals supporting these securities, which includes an overweighting in nonagency residential mortgage-backed securities and AAA-rated collateralized loan obligations.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
U.S. Government & Agencies	21.2%
Asset-Backed Securities	19.9%
Collateralized Mortgage Obligations	14.8%
Financials	13.0%
Mortgage-Backed Securities	6.7%
Consumer Non-Cyclical	4.2%
Energy	2.7%
Utilities	2.7%
Transportation	2.2%
Unaffiliated Registered Investment Companies	2.1%

Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes	4.1%
U.S. Treasury Notes	3.8%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.7%
U.S. Treasury Notes	2.2%
Vanguard Short-Term Corporate Bond ETF	2.1%
U.S. Treasury Notes	1.9%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	1.8%
U.S. Treasury Bonds	1.3%
Federal National Mortgage Association - REMIC	1.1%
U.S. Treasury Notes	0.9%

These securities represent 21.9% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class A2	1-Year	5 Years	10 Years
Net Asset Value	4.40%	2.03%	2.18%

Class S2	1-Year	5 Years	10 Years
Net Asset Value	4.51%	2.22%	2.41%

Value of a $10,000 Investment

Class A Shares 1,(a )

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A shares and Class S shares have no sales load.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	The Bloomberg Barclays Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and fixed-rate debt securities with maturities of 1-3 years.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LOW VOLATILITY EQUITY FUND

Noah J. Monsen, CFA, Portfolio Manager

The Fund seeks long-term capital appreciation with lower volatility relative to the global equity markets. The Fund’s investment objective may be changed without shareholder approval.

Investment in Thrivent Low Volatility Equity Fund involves risks including equity security, foreign currency, foreign securities, futures contract, investment adviser, issuer, large cap, market, mid cap, quantitative investing, and small cap risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Low Volatility Equity Fund earned a return of 15.75%. Its benchmark, the MSCI World Minimum Volatility Index-USD Net Returns, earned a return of 17.15%.

What factors affected the Fund’s performance?

Despite significant gains in global stock markets, the year was characterized by outperformance of defensive strategies. In the U.S., uncertainty about global trade and the risk of escalating trade wars led investors to favor domestically focused industries including Utilities and Information Technology over those with extensive ties to global trade, especially Energy. In Europe, uncertainty surrounding Brexit, on top of already slow economic growth, caused increasing risk aversion. Especially outside the U.S., extremely low (or even negative) interest rates on bonds led investors to seek yield from more stable, dividend-paying stocks.

This dynamic was also evident in the Fund’s relative sector performance, where Utilities outperformed and the highly cyclical Energy sector was the worst performer. We also saw the impact in the performance of the quantitative factors that we use to construct the portfolio. Low volatility stocks outperformed those with high volatility. Stocks with stable earnings growth and profitability, especially those paying dividends, outperformed those with more cyclical earnings patterns. Large-cap stocks outpaced small-cap stocks.

The defensive dynamic in the market resulted in low volatility strategies significantly outperforming market capitalization-weighted indexes in the same geographical regions. For comparison purposes, the broad market, as represented by the MSCI World Index, returned 12.36% over the same period. The market experienced three distinct bouts of heightened risk aversion—in December, May and August—which resulted in sell offs and increased volatility. During these periods, defensive, low volatility strategies experienced smaller drawdowns than the broader market. During the remainder of the year, as stocks steadily moved up, low volatility strategies generally performed in line with the broader market, leading to outperformance for these strategies over the full year.

The Fund’s underperformance relative to its benchmark was primarily a result of being underweighted in the gold mining industry relative to the benchmark. Gold miners benefited from an increase in the price of gold during the year. The same factors that drove defensive stock returns led investors to the perceived safety of gold, while negative yields on bonds in Europe and Japan made zero-yielding gold more attractive.

What is your outlook?

The outlook for low volatility strategies is closely tied to the resolution of global economic uncertainty, especially related to international trade. With a few short-lived exceptions, most recently in September, investor risk aversion has led to low volatility outperformance. The periods that went against the overall trend were marked by bursts of optimism over trade, especially trade relations between the U.S. and China. As long as the uncertainty persists, we believe the steady outperformance of low volatility will continue. However, should a resolution to these tensions be found, we believe it could serve as a catalyst for increased risk-taking by investors. This would likely result in outperformance by value stocks after several years of underperformance, and underperformance of low volatility relative to the overall market.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	96.3%
Short-Term Investments	3.7%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Consumer Staples	16.3%
Financials	15.3%
Health Care	12.2%
Real Estate	11.7%
Consumer Discretionary	10.0%
Information Technology	8.0%
Utilities	7.6%
Communications Services	7.5%
Industrials	7.2%
Materials	1.7%

Top 10 Countries
(% of Net Assets)
United States	47.3%
Japan	13.4%
Switzerland	11.1%
Canada	9.5%
Hong Kong	3.4%
United Kingdom	3.3%
Singapore	2.0%
Denmark	1.4%
Netherlands	1.2%
France	0.9%

Investments in securities in these countries represent 93.5% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned. The Top 10 Countries chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class S	1-Year	From Inception 2/28/2017
Net Asset Value	15.75%	9.76%

Value of a $10,000 Investment

Class S Shares 1

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

*

Morgan Stanley Capital International (MSCI) World Minimum Volatility Index - USD Net Returns measures the performance characteristics of a minimum variance strategy applied to a universe of large- and mid-cap stocks in 23 developed market countries. It is an optimized version of the MSCI World Index. It is not possible to invest directly in the Index. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MID CAP STOCK FUND

Brian J. Flanagan, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

Investment in Thrivent Mid Cap Stock Fund involves risks including equity security, investment adviser, issuer, market, mid cap, other funds, and quantitative investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Mid Cap Stock Fund earned a return of 6.89%, compared with the median return of its peer group, the Lipper Mid Cap Core Funds category, of 10.70%. The Fund’s market benchmark, the S&P MidCap 400® Index, earned 9.02%.

What factors affected the Fund’s performance?

Thrivent Mid Cap Stock Fund underperformed its peer group and benchmark during the reporting period due to stock selection in the Energy, Materials and Communication Services sectors, which was only partially offset by outperformance in Utilities. In Energy, positions in Callon Petroleum, EQT Corporation and Patterson-UTI Energy all negatively impacted results. Callon Petroleum’s shares suffered after the company made an ill-advised acquisition, which significantly increased its balance sheet leverage and execution risk. Exploration and production (E&P) company EQT Corporation substantially underperformed the market after rising natural gas inventories buffeted natural gas prices. Demand significantly declined for Patterson-TI’s drilling rigs and equipment after the company’s E&P customers curtailed expenditures due to falling oil and natural gas prices. In the Materials sector, Steel Dynamics suffered after declining demand and the potential of future production capacity hammered steel prices and negatively impacted the company’s shares. Also, in Materials, shares of Owens-Illinois sold off due to a combination of poor execution, falling demand and increasing leverage. Within the Communications Services sector, Zillow Group stumbled after its real estate commission strategy platform ramped. Within Utilities, Entergy led solid all-around stock selection in the sector. The stock benefited from falling interest rates, while the company also executed flawlessly on new capital projects. Given the capital allocation decisions and execution issues at Callon Petroleum and Owens-Illinois, respectively, we sold those two investments from the Fund. However, we continued to find long-term value and competitive advantages in the other companies mentioned and maintained these positions.

What is your outlook?

Given the current economic environment, we continue to balance the Fund’s investments between growth and value, which we have done relatively consistently over the past few years. However, we see many factors that have the potential to favor either growth or value investments in the current environment. In terms of growth, pricing power remains nonexistent, which tends to favor the few growth companies that can increase prices. Also, company insiders have yet to significantly buy their company stock, particularly among cheaper and more cyclical companies. We also do not believe that economic indicators, including the purchasing manager’s index (PMI) and leading economic indicators (LEI), have yet bottomed, which favors those companies that are able to grow even in a slow economy. Finally, political and trade tensions are creating uncertainty, which typically favors growth stocks.

On the other hand, factors that are currently favoring value include valuation spreads that are widening, which indicates that investors are beginning to be compensated for the risks in value/cyclical stocks. However, valuations among cyclical industries remain attractive. Also, money losing companies have been underperforming recently, while venture capital firms are focusing on profitability versus solely focusing on growth. In addition, global interest rates continue to decline, offering support for the global economy.

Going forward, we are looking for opportunities to more heavily favor value investments if we see signs that valuation spreads have peaked and are beginning to decline, or if PMIs and LEIs stabilize and begin increasing. Other factors that would cause us to favor value include signs that pricing power has stabilized and/or improved, insiders are significantly increasing purchases of their company stock, or political and trade tensions are easing. As we navigate the current market environment, we will continue to utilize the people, process and patience that have served us well in providing shareholders with long-term competitive returns.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	96.5%
Short-Term Investments	3.5%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	17.7%
Information Technology	16.0%
Industrials	14.4%
Consumer Discretionary	9.6%
Real Estate	9.3%
Health Care	9.2%
Utilities	6.9%
Communications Services	3.7%
Energy	3.5%
Materials	3.1%

Top 10 Holdings
(% of Net Assets)
Southwest Airlines Company	3.3%
Akamai Technologies, Inc.	3.0%
Huntington Ingalls Industries, Inc.	2.9%
Edwards Lifesciences Corporation	2.9%
Assured Guaranty, Ltd.	2.6%
Zions Bancorporations NA	2.4%
Markel Corporation	2.3%
Camden Property Trust	2.2%
KeyCorp	2.2%
KLA-Tencor Corporation	2.2%

These securities represent 26.0% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class A2	1-Year	5 Years	10 Years
without sales charge	6.89%	10.33%	13.46%
with sales charge	2.09%	9.32%	12.94%

Class S	1-Year	5 Years	10 Years
Net Asset Value	7.25%	10.72%	13.92%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	S&P MidCap 400® Index represents the average performance of a group of 400 medium capitalization stocks.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MODERATE ALLOCATION FUND

David S. Royal, David R. Spangler, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers*

The Fund seeks long-term capital growth while providing reasonable stability of principal.

Investment in Thrivent Moderate Allocation Fund involves risks including allocation, credit, derivatives, emerging markets, equity security, foreign currency, foreign securities, growth investing, high yield, interest rate, investment adviser, issuer, large cap, leveraged loan, liquidity, market, mid cap, other funds, portfolio turnover rate, quantitative investing, small cap and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*Effective February 28, 2019, David R. Spangler, CFA, replaced David C. Francis, CFA, as a portfolio manager of the Fund.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Moderate Allocation Fund earned a return of 10.34%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds category, of 10.13%. The Fund’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA-USD Net Returns, earned returns of 14.33%, 11.51% and 11.27%, respectively.

What factors affected the Fund’s performance?

The reporting period included a significant pullback in domestic and international equity markets at the end of 2018, followed by a strong recovery in 2019. Despite the very strong rebound for equities year to date in 2019, the rally was led by more defensive and higher-quality areas of the market with large-cap growth stocks leading by substantial margins relative to small caps and value. Market factors such as momentum, growth, lower beta and lower volatility outperformed value, higher beta and higher volatility. Through a period of significant market volatility, the Fund outperformed its peer group.

Although sector allocation decisions among the underlying funds generally benefited results, security selection by the managers detracted overall relative to their respective benchmarks. The Fund experienced positive results from sector allocations in domestic large-, mid- and small-cap stock funds, while sector exposures in international detracted from performance. Security selection was negative among the large-cap value, large-cap growth, mid-cap core and international managers, while the small-cap value and mid-cap value managers added value from selection. Additionally, the low volatility strategy introduced to the Fund in early 2018 provided strong results in terms of allocation decisions and security selection. Although no sectors represented more than 25% of net assets for the period, the Fund benefited from the strong relative performance of its holdings in Health Care and Energy, while positions in Utilities, Consumer Discretionary and Communications Services negatively impacted performance.

As part of the management process, we employed derivatives for the purpose of adjusting the Fund’s exposures to various asset classes. At an asset allocation level, the Fund benefited from several of these tactics. While equity markets were materially declining at the end of 2018, we increased the Fund’s equity targets both in mid-December 2018 and early January 2019, which benefited performance because stocks recovered throughout 2019. However, a trade in February 2019, that reduced international developed equity exposure in favor of emerging markets equity, negatively impacted performance. Throughout the reporting period, we consistently rebalanced the Fund to its asset class targets with favorable results.

Within the fixed-income market, interest rates fell sharply and the Treasury yield curve flattened significantly because yields on intermediate- and longer-term Treasuries fell more than shorter-term Treasuries. The Federal Reserve (Fed) increased rates in December 2018, but then held rates steady before cutting three times from July to October. Corporate bond returns were generally strong as falling rates fueled price appreciation, combined with attractive income. The fixed-income portion of the Fund underperformed modestly because it had less interest-rate sensitivity, which hurt relative results. Securitized assets, including mortgage-back securities, underperformed while investment-grade corporates, emerging markets debt and an underweighting in Treasuries helped performance. The Fund used Treasury futures and mortgage options to help manage interest rate exposure.

What is your outlook?

In response to slowing economic growth in the U.S., the Fed is in the midst of an easing cycle, but it will take time for lower rates to filter through the economy. We still see weakness in manufacturing activity and sentiment, although employment and consumer/consumption-related elements remain resilient. We do not believe that manufacturing will overwhelm consumer strength in the U.S. markets; however, unexpected economic data can cause sharp reactions in either direction. For example, stronger-than-expected economic measures in September caused a dramatic reversal in favor of risk-on factors like small cap and value, but punished growth and momentum stocks. Within the Fund, we have taken steps to moderate risk by moving toward neutral benchmark weights in areas such as market cap, growth/value, Europe, emerging markets and overall equity exposure. We are watching Institute for Supply Management (ISM) and Purchasing Manager’s Index (PMI) indicators closely, both domestically and internationally, for signs that global recessionary risks have subsided before increasing the Fund’s risk-on exposures to small cap, value, cyclical and international characteristics that are above its benchmarks. Within fixed income, positioning is roughly neutral in credit and interest rate exposures.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Investment Grade Debt	33.1%
Large Cap	29.0%
Short-Term Investments	11.9%
International	11.0%
Mid Cap	4.4%
High Yield	3.1%
Multi-Cap	2.6%
Small Cap	1.9%
Emerging Markets Debt	1.7%
Floating Rate Debt	1.3%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Large Cap Value Fund, Class S	7.7%
Thrivent Large Cap Growth Fund, Class S	6.8%
Thrivent International Allocation Fund, Class S	5.1%
Thrivent Income Fund, Class S	4.8%
Thrivent Mid Cap Stock Fund, Class S	4.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.1%
Thrivent Core Low Volatility Equity Fund	3.1%
Thrivent Limited Maturity Bond Fund, Class S	2.6%
Thrivent Global Stock Fund, Class S	2.0%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	2.0%

These securities represent 41.5% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned an asset class.

The Portfolio Composition char excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class A2	1-Year	5 Years	10 Years
without sales charge	10.34%	5.67%	7.69%
with sales charge	5.38%	4.71%	7.19%

Class S	1-Year	5 Years	10 Years
Net Asset Value	10.57%	5.97%	8.03%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation..

THRIVENT MODERATELY AGGRESSIVE ALLOCATION FUND

David S. Royal, David R. Spangler, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers*

The Fund seeks long-term capital growth.

Investment in Thrivent Moderately Aggressive Allocation Fund involves risks including allocation, credit, derivatives, emerging markets, equity security, foreign currency, foreign securities, growth investing, high yield, interest rate, investment adviser, issuer, large cap, leveraged loan, liquidity, market, mid cap, other funds, portfolio turnover rate, quantitative investing, small cap and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*Effective February 28, 2019, David R. Spangler, CFA, replaced David C. Francis, CFA, as a portfolio manager of the Fund.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Moderately Aggressive Allocation Fund earned a return of 10.36%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds category, of 10.78%. The Fund’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA-USD Net Returns, earned returns of 14.33%, 11.51% and 11.27%, respectively.

What factors affected the Fund’s performance?

The reporting period included a significant pullback in domestic and international equity markets at the end of 2018, followed by a strong recovery in 2019. Despite the very strong rebound for equities year to date in 2019, the rally was led by more defensive and higher-quality areas of the market with large-cap growth stocks leading by substantial margins relative to small caps and value. Market factors such as momentum, growth, lower beta and lower volatility outperformed value, higher beta and higher volatility. Through a period of significant market volatility, the Fund modestly underperformed its peer group.

Although sector allocation decisions among the underlying funds generally benefited results, security selection by the managers detracted overall relative to their respective benchmarks. The Fund experienced positive results from sector allocations in domestic large-, mid- and small-cap stock funds, while sector exposures in international detracted from performance. Security selection was negative among the large-cap value, large-cap growth, mid-cap core and international managers, while the small-cap value and mid-cap value managers added value from selection. Additionally, the low volatility strategy introduced to the Fund in early 2018 provided strong results in terms of allocation decisions and security selection. Although no sectors represented more than 25% of net assets for the period, the Fund benefited from the strong relative performance of its holdings in Health Care and Energy, while positions in Utilities, Consumer Discretionary and Communications Services negatively impacted performance.

As part of the management process, we employed derivatives for the purpose of adjusting the Fund’s exposures to various asset classes. At an asset allocation level, the Fund benefited from several of these tactics. While equity markets were materially declining at the end of 2018, we increased the Fund’s equity targets both in mid-December 2018 and early January 2019, which benefited performance because stocks recovered throughout 2019. However, a trade in February 2019, that reduced international developed equity exposure in favor of emerging markets equity, negatively impacted performance. Throughout the reporting period, we consistently rebalanced the Fund to its asset class targets with favorable results.

Within the fixed-income market, interest rates fell sharply and the Treasury yield curve flattened significantly because yields on intermediate- and longer-term Treasuries fell more than shorter-term Treasuries. The Federal Reserve (Fed) increased rates in December 2018, but then held rates steady before cutting three times from July to October. Corporate bond returns were generally strong as falling rates fueled price appreciation, combined with attractive income. The fixed-income portion of the Fund underperformed modestly because it had less interest-rate sensitivity, which hurt relative results. Securitized assets, including mortgage-back securities, underperformed while investment-grade corporates, emerging markets debt and an underweighting in Treasuries helped performance. The Fund used Treasury futures and mortgage options to help manage interest-rate exposure.

What is your outlook?

In response to slowing economic growth in the U.S., the Fed is in the midst of an easing cycle, but it will take time for lower rates to filter through the economy. We still see weakness in manufacturing activity and sentiment, although employment and consumer/consumption-related elements remain resilient. We do not believe that manufacturing will overwhelm consumer strength in the U.S. markets; however, unexpected economic data can cause sharp reactions in either direction. For example, stronger-than-expected economic measures in September caused a dramatic reversal in favor of risk-on factors like small cap and value, but punished growth and momentum stocks. Within the Fund, we have taken steps to moderate risk by moving toward neutral benchmark weights in areas such as market cap, growth/value, Europe, emerging markets and overall equity exposure. We are watching Institute for Supply Management (ISM) and Purchasing Manager’s Index (PMI) indicators closely, both domestically and internationally, for signs that global recessionary risks have subsided before increasing the Fund’s risk-risk-on exposures to small cap, value, cyclical and international characteristics that are above its benchmarks. Within fixed income, positioning is roughly neutral in terms of credit and interest rate exposures.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Large Cap	34.0%
Investment Grade Debt	19.4%
International	15.5%
Short-Term Investments	10.8%
Small Cap	7.1%
Mid Cap	6.3%
Multi-Cap	3.2%
High Yield	1.9%
Emerging Markets Debt	1.0%
Floating Rate Debt	0.8%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent International Allocation Fund, Class S	8.1%
Thrivent Large Cap Value Fund, Class S	7.7%
Thrivent Large Cap Growth Fund, Class S	7.4%
Thrivent Mid Cap Stock Fund, Class S	5.7%
Thrivent Global Stock Fund, Class S	4.5%
Thrivent Core Low Volatility Equity Fund	3.6%
Thrivent Core International Equity Fund	2.8%
Thrivent Income Fund, Class S	2.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.9%
U.S. Treasury Notes	1.5%

These securities represent 45.5% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned an asset class.

The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class A2	1-Year	5 Years	10 Years
without sales charge	10.36%	6.73%	9.00%
with sales charge	5.38%	5.75%	8.50%

Class S	1-Year	5 Years	10 Years
Net Asset Value	10.62%	7.03%	9.35%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MODERATELY CONSERVATIVE ALLOCATION FUND

David S. Royal, David R. Spangler, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers*

The Fund seeks long-term capital growth while providing reasonable stability of principal.

Investment in Thrivent Moderately Conservative Allocation Fund involves risks including allocation, credit, derivatives, emerging markets, equity security, foreign currency, foreign securities, growth investing, high yield, interest rate, investment adviser, issuer, large cap, leveraged loan, liquidity, market, mid cap, other funds, portfolio turnover rate, quantitative investing, small cap, and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*Effective February 28, 2019, David R. Spangler, CFA, replaced David C. Francis, CFA, as a portfolio manager of the Fund.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Moderately Conservative Allocation Fund earned a return of 10.09%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds category, of 9.06%. The Fund’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA-USD Net Returns, earned returns of 14.33%, 11.51% and 11.27%, respectively.

What factors affected the Fund’s performance?

The reporting period included a significant pullback in domestic and international equity markets at the end of 2018, followed by a strong recovery in 2019. Despite the very strong rebound for equities year to date in 2019, the rally was led by more defensive and higher-quality areas of the market with large-cap growth stocks leading by substantial margins relative to small caps and value. Market factors such as momentum, growth, lower beta and lower volatility outperformed value, higher beta and higher volatility. Through a period of significant market volatility, the Fund outperformed its peer group.

Although sector allocation decisions among the underlying funds generally benefited results, security selection by the managers detracted overall relative to their respective benchmarks. The Fund experienced positive results from sector allocations in domestic large-, mid- and small-cap stock funds, while sector exposures in international detracted from performance. Security selection was negative among the large-cap value, large-cap growth, mid-cap core and international managers, while the small-cap value and mid-cap value managers added value from selection. Additionally, the low volatility strategy introduced to the Fund in early 2018 provided strong results in terms of allocation decisions and security selection. Although no sectors represented more than 25% of net assets for the period, the Fund benefited from the strong relative performance of its holdings in Health Care and Energy, while positions in Utilities, Consumer Discretionary and Communications Services negatively impacted performance.

As part of the management process, we employed derivatives for the purpose of adjusting the Fund’s exposures to various asset classes. At an asset allocation level, the Fund benefited from several of these tactics. While equity markets were materially declining at the end of 2018, we increased the Fund’s equity targets both in mid-December 2018 and early January 2019, which benefited performance because stocks recovered throughout 2019. However, a trade in February 2019, that reduced international developed equity exposure in favor of emerging markets equity, negatively impacted performance. Throughout the reporting period, we consistently rebalanced the Fund to its asset class targets with favorable results.

Within the fixed-income market, interest rates fell sharply and the Treasury yield curve flattened significantly because yields on intermediate- and longer-term Treasuries fell more than shorter-term Treasuries. The Federal Reserve (Fed) increased rates in December 2018, but then held rates steady before cutting three times from July to October. Corporate bond returns were generally strong as falling rates fueled price appreciation, combined with attractive income. The fixed-income portion of the Fund underperformed modestly because it had less interest-rate sensitivity, which hurt relative results. Securitized assets, including mortgage-back securities, underperformed while investment-grade corporates, emerging markets debt and an underweighting in Treasuries helped performance. The Fund used Treasury futures and mortgage options to help manage interest-rate exposure.

What is your outlook?

In response to slowing economic growth in the U.S., the Fed is in the midst of an easing cycle, but it will take time for lower rates to filter through the economy. We still see weakness in manufacturing activity and sentiment, although employment and consumer/consumption-related elements remain resilient. We do not believe that manufacturing will overwhelm consumer strength in the U.S. markets; however, unexpected economic data can cause sharp reactions in either direction. For example, stronger-than-expected economic measures in September caused a dramatic reversal in favor of risk-on factors like small cap and value, but punished growth and momentum stocks. Within the Fund, we have taken steps to moderate risk by moving toward neutral benchmark weights in areas such as market cap, growth/value, Europe, emerging markets and overall equity exposure. We are watching Institute for Supply Management (ISM) and Purchasing Manager’s Index (PMI) indicators closely, both domestically and internationally, for signs that global recessionary risks have subsided before increasing the Fund’s risk-on exposures to small cap, value, cyclical and international characteristics that are above its benchmarks. Within fixed income, positioning is roughly neutral in credit and interest rate exposures.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Investment Grade Debt	46.9%
Large Cap	16.6%
Short-Term Investments	15.1%
International	7.5%
High Yield	4.3%
Mid Cap	3.2%
Emerging Markets Debt	2.4%
Floating Rate Debt	1.9%
Multi-Cap	1.7%
Small Cap	0.4%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Income Fund, Class S	7.8%
Thrivent Large Cap Value Fund, Class S	6.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	4.7%
Thrivent Limited Maturity Bond Fund, Class S	4.1%
Thrivent International Allocation Fund, Class S	4.1%
Thrivent Large Cap Growth Fund, Class S	3.7%
Thrivent Core Emerging Markets Debt Fund	2.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.5%
Thrivent High Yield Fund, Class S	2.5%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	2.4%

These securities represent 41.6% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned an asset class.

The Portfolio Composition char excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class A2	1-Year	5 Years	10 Years
without sales charge	10.09%	4.58%	6.08%
with sales charge	5.18%	3.63%	5.59%

Class S	1-Year	5 Years	10 Years
Net Asset Value	10.33%	4.89%	6.38%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MONEY MARKET FUND

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share.

Investment in Thrivent Money Market Fund involves risks including credit, government securities, interest rate, money market fund and redemption risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

The Fund invests at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized fully by government securities or cash.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Money Market Fund earned a return of 1.87%, compared with the median net return of its peer group, the Lipper U.S. Government Money Market Funds category, of 1.80%.

What factors affected the Fund’s performance?

At the beginning of the period, U.S. economic growth was showing signs of slowing, while growth in most regions outside the U.S. was already decidedly sluggish. Despite the slowdown, the Federal Reserve (Fed) followed through with its fourth federal funds rate hike of 2018 in late December, but did acknowledge headwinds while lowering growth and inflation expectations for the coming year. Volatility spiked sharply at the end of 2018 and risk assets sold off significantly. As we entered 2019, a myriad of issues continued to weigh on global growth and investor sentiment, led by the ongoing trade frictions with China. Various data points also began to show signs of weakness including manufacturing and housing. As a result, the Fed began to signal a reversal in monetary policy in early 2019. Eventually, Fed policymakers officially shifted course, cutting the federal funds rate in late July, mid-September and at the end of October for a total reduction of 0.75%.

As expected, rates fell across the Treasury yield curve and the curve flattened with rates dropping more for longer-maturity Treasuries than they did for shorter maturities. For most of the second half of the period, the yield curve was inverted after the 10-year Treasury bond yield fell below the three-month Treasury bill yield in May, sparking recession fears. The three-month Treasury bill rate dropped 80 basis points over the year to end at 1.54%. The three-month London Interbank Offered Rate (LIBOR), the most widely used global benchmark for short-term rates, fell by 66 basis points in reaction to lower rates and ended at 1.90%.

Thrivent Money Market Fund continued to operate as a government money market fund, and as such, offered a stable $1.00 share price and was not required to impose redemption gates or liquidity fees. However, it is required to invest at least 99.5% of its total assets in government securities, cash and repurchase agreements (repo) collateralized by government securities. As of October 31, 2019, net assets in the Fund totaled approximately $657 million and 100% of the portfolio was invested in U.S. government obligations or U.S. government-supported securities. Within the portfolio, we continued to invest heavily in variable-rate demand notes (VRDNs), which represented nearly 25% of net assets at fiscal year-end, to lessen the Fund’s sensitivity to rising interest rates. We favor VRDNs because they typically have weekly interest rate resets, ensuring that their yields reflect the current rate environment. The Fund did not invest to any significant degree in the repo market during the period. Therefore, the Fund was not negatively impacted by the disruption that occurred in the repo market in mid-September 2019.

As a government money market fund, the Fund is required to maintain a weighted average maturity (WAM) of not more than 60 days and a weighted average life (WAL) of not more than 120 days. We extended the Fund’s WAM by more than 40 days near the end of 2018 to take advantage of expectations for a decline in yields. During 2019, we shifted toward a longer WAL to take advantage of the higher spreads on floating-rate securities. By the period end, the Fund’s WAM had declined to 21 days and the WAL to 114 days. As always, we remained focused on the Fund’s primary goals of liquidity, safety and a stable $1.00 share price.

What is your outlook?

Although we may continue to see some weakness in growth over the next few quarters, we believe the U.S. economy and inflation are relatively stable, while manufacturing has likely bottomed. Therefore, we anticipate the Fed will remain on hold in the near term. We will maintain our emphasis on floating-rate securities in the Fund because of the attractive spread they offer over fixed-rate securities, while continuing to monitor Fed guidance and regulatory developments that may impact our market.

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
U.S. Government Agency Debt	85.4%
U.S. Treasury Debt	14.6%

Total	100.0%

Quoted Portfolio Composition is subject to change.

Average Annual Total Returns1

As of October 31, 2019

Class A2	1-Year	5 Years	10 Years
Net Asset Value	1.87%	0.60%	0.30%

Class S2	1-Year	5 Years	10 Years
Net Asset Value	1.97%	0.71%	0.35%

Money Market Fund Yields*

As of October 31, 2019

	Class A	Class S
7-Day Yield	1.51%	1.55%
7-Day Yield Gross of Waivers	1.24%	1.33%

7-Day Effective Yield	1.52%	1.56%
7-Day Effective Yield Gross of Waivers	1.25%	1.34%

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A shares and Class S shares have no sales load.
*

Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Adviser were not waiving or reimbursing certain expenses associated with the Fund. Yields are subject to daily fluctuation and should not be considered an indication of future results. The yield quotation more closely reflects the current earnings of the Thrivent Money Market Fund than the total return quotations.

THRIVENT MUNICIPAL BOND FUND

Janet I. Grangaard, CFA, Portfolio Manager

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation.

Investment in Thrivent Municipal Bond Fund involves risks including credit, futures contract, interest rate, investment adviser, liquidity, market, municipal bond, and tax risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Municipal Bond Fund earned a return of 8.76%, compared with the median return of its peer group, the Lipper General Municipal Debt Funds category, of 9.23%. The Fund’s market benchmark, the Bloomberg Barclays Municipal Bond Index, earned a return of 9.42%.

What factors affected the Fund’s performance?

The Federal Reserve (Fed) followed through with its fourth rate hike of 2018 in December, while lowering growth and inflation expectations. As we entered 2019, myriad issues weighed on global growth, led by trade frictions with China. The Fed signaled a policy reversal and cut rates in July, September and October, causing rates to fall across the Treasury yield curve and the curve to flatten. In the municipal (muni) bond market, rates peaked in November 2018, marking the low point in bond prices. Following the peak, the muni market started to rally and, similar to the Treasury market, the muni yield curve flattened and credit spreads narrowed. The rally was fueled in part by record-breaking inflows into muni bond funds and exchange-traded funds (ETFs) in 2019. The state and local tax (SALT) deduction cap passed in 2017 contributed to increased demand for muni bonds, particularly from high-tax states like California and New York. The slower pace of new issuance at the beginning of the year also contributed to the rally, which helped munis outperform Treasuries in the first few months of 2019. Although demand remained steady for the remainder of the period, muni bond supply began to normalize and increase over the summer months, leading munis to underperform the Treasury market rally in the final months. For the period as a whole, longer maturity and lower-quality muni securities outperformed shorter maturity and higher-quality bonds.

As a side note, last year we discussed how the Tax Cut and Jobs Act of 2017 prohibited municipalities from prerefunding outstanding tax-exempt debt with new tax-exempt debt. However, due to extremely low taxable rates and global demand for yield, municipalities circumvented the rule this year by issuing taxable muni bonds to prerefund outstanding tax-exempt debt. As a result, taxable bonds comprised a greater percentage of the new supply in the muni market in 2019.

In other news, lower-rated bonds from areas marred by financial difficulties—such as Puerto Rico, Illinois and New Jersey—performed well due to spread narrowing. Puerto Rico’s COFINA bonds, which are backed by sales taxes, also rallied as the commonwealth worked toward hurricane rebuilding and a debt crisis settlement. Illinois bonds benefited from the election of a new governor, who has appealed to voters to change the state’s income tax from a flat rate to a progressive scale to help fix the budget.

The Fund underperformed the peers and benchmark primarily due to its shorter duration (i.e., less interest-rate sensitivity) early in the period. As the period progressed, we decreased exposure to some prerefunded bonds maturing in 2019 and invested in longer maturities, which lengthened the portfolio’s duration to neutral and helped us perform more in line with the peer group. The Fund also held a multifamily housing bond from the Chicago area that underperformed, which we continue to own but monitor carefully. On the positive side, the Fund was aided by our holdings in long-duration bonds, which benefited more as rates fell, including non-callable bonds from educational institutions such as the Massachusetts Institute of Technology and Stanford University and some zero-coupon bonds from school districts. Several BBB-rated toll road bonds from Texas, Virginia and Colorado performed well due to spread tightening and an Ohio toll road bond due to its long duration. The Fund also continued to generate a significantly higher level of tax-exempt income than its peers, as measured by its 12-month distribution yield. In May, we covered a short position in 30-year Treasury futures that we established in 2018 to hedge some duration risk from one of the Fund’s longer maturity bonds. In June, we closed a short position in two-year Treasury futures that we also established in 2018.

What is your outlook?

Although we believe we are beginning to see nascent evidence of a bottoming in global growth, we think U.S. growth will remain slow in the 1.5%—2% range and inflation will stay low. We anticipate the Fed will be on hold for some time because policymakers have indicated they would need to make a material shift in their economic outlook before making further changes. We will continue to closely monitor trade policy, other developments coming out of Washington and the upcoming 2020 elections, which could have far-reaching impacts on the tax code, health care and the overall muni market. Meanwhile, forecasts for muni supply remain healthy for next year. With so much money flooding into the market, the legal covenants on many new issues have not been as stringent, which highlights the importance of our rigorous bottom-up credit selection. We remain focused on finding attractive credits to hold for the long term that can generate consistent, competitive tax-exempt income for our shareholders.

*Investors may be subject to state taxes, the federal alternative minimum tax and capital gains taxes.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Transportation	20.1%
Education	15.1%
Health Care	13.8%
Escrowed/Pre-refunded	12.4%
General Obligation	10.7%
Tax Revenue	7.7%
Water & Sewer	7.5%
Other Revenue	5.0%
Electric Revenue	4.3%
Housing Finance	0.8%

Top 10 States
(% of Net Assets)
California	10.1%
Texas	9.0%
New York	8.1%
Illinois	8.0%
Ohio	5.3%
Massachusetts	4.7%
Florida	4.4%
Colorado	4.2%
Washington	3.4%
Minnesota	3.4%

Investments in securities in these States represent 60.6% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Solutions, Inc. (“Fitch”).

Ratings from S&P or Fitch, when used, are converted into their equivalent Moody’s ratings. If Moody’s, S&P and/or Fitch have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors, and Top 10 States are subject to change.

The lists of Major Market Sectors and Top 10 States exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class A2	1-Year	5 Years	10 Years
without sales charge	8.76%	3.02%	4.00%
with sales charge	3.90%	2.08%	3.53%

Class S	1-Year	5 Years	10 Years
Net Asset Value	8.98%	3.26%	4.26%

Value of a $10,000 Investment

Class A Shares *,1,(a )

[1]

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

[2]	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays Municipal Bond Index is a market-value-weighted index of investment-grade municipal bonds with maturities of one year or more.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT OPPORTUNITY INCOME PLUS FUND

Stephen D. Lowe, CFA, Gregory R. Anderson, CFA, Conrad E. Smith, CFA, Paul J. Ocenasek, CFA, and Kent L. White, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with capital preservation.

Investment in Thrivent Opportunity Income Plus Fund involves risks including allocation, convertible securities, credit, derivatives, emerging markets, equity security, ETF, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, real estate investment trust (“REIT”), and sovereign debt risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Opportunity Income Plus Fund earned a return of 5.57%, compared with the median return of its peer group, the Lipper Multi-Sector Income Funds category, of 8.53%. The Fund’s market benchmarks, the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, the S&P/LSTA Leveraged Loan Index, and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, earned returns of 10.24%, 2.67% and 8.87%, respectively.

What factors affected the Fund’s performance?

As the period began, U.S. economic growth was showing signs of slowing, while growth outside the U.S. was already decidedly sluggish. The Federal Reserve (Fed) followed through with its fourth rate hike in December 2018, but lowered growth and inflation expectations for 2019. Volatility spiked and risk assets sold off sharply at year end. Credit spreads versus Treasuries widened out significantly in response to weaker growth, trade war concerns, Fed action and investor outflows from risk assets. However, in early 2019, the Fed began to signal a reversal in policy and risk assets rebounded. Fed policymakers eventually began to cut rates with decreases in late July, mid-September and late October. Rates fell across the Treasury yield curve and the curve flattened with rates dropping more for longer-maturity Treasuries than they did for shorter maturities. Rates for 10-year Treasuries, for example, fell 146 basis points to end the period at 1.69%. For much of the period’s second half, the yield curve was inverted with 10-year Treasury bonds yielding less than three-month Treasury bills. This factor—combined with concerns about global growth, the trade war and a disorderly Brexit—sparked recession fears and negatively impacted business confidence, keeping markets volatile through period end.

We continued to invest a large portion of the Fund in corporate credit sectors, including approximately 31% in leveraged loans, 13% in high-yield bonds and 10% in investment-grade bonds. We allocated approximately 26% of the Fund to securitized assets, split between agency mortgage-backed securities (MBS) at 13% with the remaining 13% in asset-backed securities, nonagency MBS and collateralized loan obligations (CLOs). Emerging market (EM) exposure represented approximately 14% of net assets, while approximately 2.5% of the portfolio was invested in preferred securities.

The Fund underperformed its Lipper peers in part due to its holdings in the leveraged loan segment. This segment of the corporate market was under pressure from credit issues during the period, which negatively impacted some of our holdings. The Fund’s leveraged loan holdings generated a 2.8% return, which was slightly above the S&P/LSTA Leveraged Loan Index due to higher-quality holdings, but we had more allocated to the sector versus our peers. Performance was also hurt by some of the portfolio’s modest equity exposure from previously restructured loans. In the securitized area, selection was also negative, particularly in agency and nonagency MBS. The Fund’s securitized holdings experienced a return of 5.5%, underperforming the Bloomberg Barclays U.S. Mortgage-Backed Securities Index. On the other hand, the Fund benefited from its exposures to investment-grade and high-yield credit, which generated returns of 8% and 10.5%, respectively. The Fund’s emering markets portfolio also aided performance with its 14% overall return, which helped on an absolute basis.

We hedged some of the Fund’s alternative equity exposure with a short position in S&P 500® futures, which modestly detracted from performance. We used Treasury futures and mortgage market options to help manage the Fund’s duration and yield curve positioning, which had little impact on performance.

What is your outlook?

Although we believe we are beginning to see nascent evidence of a bottoming in global growth, we think U.S. growth will remain slow in the 1.5%—2% range and inflation will stay low. We anticipate the Fed will be on hold for some time because policymakers have indicated they would need to make a material shift in their economic outlook before making further changes. We believe yields will likely stay in a fairly narrow range in the coming year, but are more likely to drift slightly higher from here. Credit markets are being supported by current monetary policy and ongoing strong demand for yield; however, valuations across the segment are fair to rich. Therefore, we expect more of the segment’s returns to come from income versus price appreciation in the coming year. Our outlook is also somewhat cautious given that we are likely later in the current cycle. In the coming year, we will be more tactical in our approach to security selection, taking advantage of valuation dislocations. Although the leveraged loan sector is starting to look more attractive, some credit quality concerns remain in that market. We will continue to diversify the portfolio somewhat away from the U.S. through its emerging markets exposure, which should be supported if the Fed remains on hold and the U.S. dollar does not strengthen.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Affiliated Fixed Income Holdings	14.7%
Mortgage-Backed Securities	14.0%
Financials	11.0%
Collateralized Mortgage
Obligations	9.8%
Communications Services	8.4%
Consumer Non-Cyclical	7.8%
Consumer Cyclical	7.5%
Asset-Backed Securities	4.9%
Energy	4.6%
Capital Goods	4.2%

Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt Fund	14.7%
FNMA Conventional 30-Yr. Pass Through	5.8%
FNMA Conventional 15-Yr. Pass Through	3.2%
FNMA Conventional 30-Yr. Pass Through	2.8%
FNMA Conventional 15-Yr. Pass Through	1.5%
Federal Home Loan Mortgage Corporation Conventional 15-Yr. Pass Through	0.7%
Scientific Games International, Inc., Term Loan	0.7%
CenturyLink, Inc., Term Loan	0.7%
Sable International Finance, Ltd., Term Loan	0.6%
Vanguard Short-Term Corporate Bond ETF	0.6%

These securities represent 31.3% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class A2	1-Year	5 Years	10 Years
without sales charge	5.57%	3.19%	4.28%
with sales charge	0.81%	2.25%	3.81%

Class S	1-Year	5 Years	10 Years
Net Asset Value	5.85%	3.44%	4.57%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in those indices, any charges you would pay would reduce your total return as well.

**

The Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The Index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.

***

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

****	The S&P/LSTA U.S. Leveraged Loan Index is a market-value weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT SMALL CAP GROWTH FUND

David J. Lettenberger, CFA, Portfolio Manager

The Fund seeks long-term capital growth. The Fund’s investment objective may be changed without shareholder approval.

Investment in Thrivent Small Cap Growth Fund involves risks including equity security, growth investing, investment adviser, issuer, market, small cap, and technology-oriented companies’ risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during 12-month period ended October 31, 2019?

Thrivent Small Cap Growth Fund earned a return of 5.03%, compared with the median return of its peer group, the Lipper Small Cap Growth Funds category, of 9.15%. The Fund’s market benchmark, the S&P SmallCap 600® Growth Index, earned a return of 2.77%.

What factors affected the Fund’s performance?

The Fund outperformed the S&P SmallCap 600 Growth Index due to both stock selection and sector positioning. Performance was aided by a significant overweighting and strong stock selection in Information Technology, one of the best-performing sectors during the period. Results were particularly strong in the semiconductor industry with Lattice Semiconductor, Universal Display, Quantenna Communications and Monolithic Power Systems all contributing to results. While each of these companies participates in a very different part of the semiconductor industry, they all share the same characteristics of strong competitive advantages in large and growing markets. Although the Financials sector was not relatively strong during the period, the Fund’s holdings in Hamilton Lane, Essent Group and MarketAxess were standout performers. Finally, the aerospace and defense industry continued to deliver strong results with Heico, Aerojet Rocketdyne and Mercury Systems all outperforming their Industrial peers.

The Fund underperformed the Lipper Small Cap Growth category primarily due to stock selection. The Information Technology and Health Care sectors make up nearly half of the universe from a weighting perspective. Despite being appropriately overweighted in Information Technology and underweighted in Health Care, the performance of the individual holdings in these sectors as well as in Consumer Discretionary led to the Fund’s disappointing results.

While the Fund experienced strong performance in the semiconductor industry as described above, other segments of Information Technology showed mixed results, including the software industry. Although innovation continues to be rampant in software and we see many exciting growth opportunities, management execution on these opportunities is of critical importance. When rapidly growing companies experience execution issues, investors understandably punish their stocks until the issues have been sufficiently resolved and the companies’ competitive positioning has been reaffirmed. For example, long-term holding New Relic had historically executed well, but an increase in the competitive environment this past year led to slowing growth rates and highlighted some holes in the company’s product pipeline. We reduced this position while we assess New Relic’s ability to reaccelerate growth and regain its leadership role in application performance monitoring. SailPoint Technologies was another laggard in software after the company experienced problems with its sales pipeline and conversion. The company lacked a Chief Revenue Officer (CRO) with the experience and abilities to advance it to the next stage of growth. Following the addition of an experienced CRO, SailPoint Technologies remains a holding in the Fund. Performing due diligence on a company’s CRO is now a fundamental research step before adding a new software position to the portfolio.

Within Health Care, holdings in medical equipment and devices were the biggest detractors from performance. The Fund experienced some positive results in this area with strong returns from Teleflex, Novocure and Inspire Medical Systems. However, these were not enough to overcome weakness from holdings in Inogen, Wright Medical Group, Merit Medical Systems and Tactile Medical. Long-term Fund holding Inogen, the leading supplier of portable oxygen concentrators, had been the driving force in the industry for the replacement of stationary oxygen tanks. However, growth dramatically slowed this past year due to both external as well as internal execution factors and we sold the stock. We also sold Merit Medical after determining that the gross margin investment thesis was broken. While holdings Wright Medical and Tactile Medical both struggled, they remained in the Fund at period end.

Finally, stock selection within Consumer Discretionary was poor. Within retail, both Duluth Holdings and Children’s Place had execution issues during the holiday selling season, leading to poor stock performance. Other laggards included Red Rock Resorts, G-III Apparel Group and Oxford Industries.

What is your outlook?

Valuations remain elevated in several industry groups, particularly in some of the fastest-growing areas including software and medical devices. However, the secular growth drivers and large addressable opportunities in these end markets continue to provide ample investment opportunities for small-cap growth investors. We will continue to look for companies with sustainable growth opportunities and strong competitive advantages that we believe could lead to outperformance over the long run.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	94.5%
Short-Term Investments	3.0%
Registered Investment Companies	2.5%

Total	100.0%

Major Market Sectors (% of Net Assets)
Information Technology	29.4%
Health Care	22.1%
Consumer Discretionary	14.5%
Industrials	14.1%
Financials	7.9%
Consumer Staples	3.5%
Unaffiliated Registered Investment Companies	2.5%
Materials	1.1%
Energy	1.0%
Real Estate	0.6%

Top 10 Holdings
(% of Net Assets)
Monolithic Power Systems, Inc.	3.4%
Ritchie Brothers Auctioneers, Inc.	2.3%
Guidewire Software, Inc.	2.2%
Dolby Laboratories, Inc.	2.2%
Five Below, Inc.	2.1%
Proofpoint, Inc.	1.9%
LHC Group, Inc.	1.8%
Rogers Corporation	1.8%
Natera, Inc.	1.8%
Veeva Systems, Inc.	1.8%

These securities represent 21.3% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class S	1-Year	From Inception 2/28/2018
Net Asset Value	5.03%	6.45%

Value of a $10,000 Investment

Class S Shares 1,(a)

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

*	S&P SmallCap 600 Growth Index measures growth stocks through: sales growth, ratio of earnings to change in price, and momentum. The constituents are drawn from the S&P 600.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT SMALL CAP STOCK FUND

Matthew D. Finn, CFA, and James M. Tinucci, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

Investment in Thrivent Small Cap Stock Fund involves risks including equity security, investment adviser, issuer, market, and small cap risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Fund perform during the 12-month period ended October 31, 2019?

Thrivent Small Cap Stock Fund earned a return of 5.53%, compared with the median return of its peer group, the Lipper Small Cap Core Funds category, of 4.48%. The Fund’s market benchmark, the S&P SmallCap 600® Index, earned a return of 3.24%.

What factors affected the Fund’s performance?

The Fund outperformed the Lipper Small Cap Core Funds category and the S&P SmallCap 600 Index due to both security selection and sector allocation. Compared to the peer group, security selection was strong in five of the eleven sectors led by Materials and Financials, while two sectors largely detracted, Consumer Discretionary and Information Technology. In Materials, standout performers included lawn and garden products company Scotts Miracle-Gro and wood products manufacturer Louisiana-Pacific. Scotts Miracle-Gro is a leading manufacturer and marketer of branded consumer lawn and garden products in North America. Louisiana-Pacific competes in a consolidating commodity industry that is beginning to show signs of capacity discipline. The company is a leading provider of high-performance building solutions and designs, manufactures and markets a broad range of products for the new home construction and remodeling markets. The company’s advantages are centered around its product innovation, specifically in the oriented strand board siding market where its products are taking share from traditional siding alternatives. In Financials, Santander Consumer, an auto loan finance and servicing company, benefited from its strong position in the subprime auto space as a scale player with strong analytics, good underwriting discipline and stable funding. Additionally, shares of Hamilton Lane, a global private markets investment solutions provider, advanced strongly during the year. The company’s advantage relative to public investment managers is that its fees are based primarily on invested capital, which significantly reduces revenue volatility. We sold both Scotts Miracle-Gro and Santander Consumer from the Fund as they achieved our objectives and we reduced the position size of Hamilton Lane to help manage portfolio risk. We had initially purchased Louisiana-Pacific earlier in the year and it remained in the portfolio at period end.

The Fund’s sector weightings result from our security selection based on bottom-up industry and company research. Consumer Staples is the largest overweighting in the portfolio, followed by the Information Technology sector, which moved from an underweighting to an overweighting after one of our larger holdings, Dolby Laboratories, was reclassified from the Consumer Discretionary sector and we added a few new securities. At period end, the Fund was no longer overweighted in the Health Care sector because certain securities reached our objectives, which we subsequently reduced or sold. We started to find companies with our favored combination of valuation, quality and a promising future in the Real Estate and Materials sectors, which reduced the Fund’s underweighting in these areas. The Fund’s performance benefited from its underweighted position in Communication Services, which was one of the weaker sectors of the market during the period.

What is your outlook?

Valuations in many areas of the market are extended and signs of business uncertainty, like inventory destocking, have appeared. With the interest rate curve inverting during the year and the Federal Reserve lowering the federal funds rate for now, the economy clearly seems late in the economic cycle. Given the softer leading economic indicators, it is still unclear how long the current cycle will last. However, investor sentiment about the economy fluctuates much more rapidly and with greater amplitude than actual changes in activity. These swings in economic sentiment often result in sharp movements in stock prices. Our focus remains on finding solid companies that are attractively priced with long runways ahead of them for growth in sales, income and free cash flow. Short-term price changes are an opportunity for investors that are focused on the long term.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	92.4%
Registered Investment Companies	4.7%
Short-Term Investments	2.9%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	21.7%
Industrials	17.3%
Information Technology	15.1%
Consumer Discretionary	8.1%
Health Care	7.2%
Consumer Staples	6.5%
Real Estate	6.2%
Unaffiliated Registered Investment Companies	4.8%
Materials	4.2%
Utilities	3.3%

Top 10 Holdings
(% of Net Assets)
Dolby Laboratories, Inc.	2.2%
Euronav NV	2.2%
Assured Guaranty, Ltd.	2.2%
Plexus Corporation	2.1%
Louisiana-Pacific Corporation	2.0%
Curtiss-Wright Corporation	1.9%
AGCO Corporation	1.8%
Primoris Services Corporation	1.8%
Synovus Financial Corporation	1.8%
IBERIABANK Corporation	1.8%

These securities represent 19.8% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns1

As of October 31, 2019

Class A2	1-Year	5 Years	10 Years
without sales charge	5.53%	9.75%	12.15%
with sales charge	0.77%	8.75%	11.64%

Class S	1-Year	5 Years	10 Years
Net Asset Value	5.87%	10.16%	12.68%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The S&P SmallCap 600® Index represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During Period 5/1/2019- 10/31/2019*	Annualized Expense Ratio
Thrivent Aggressive Allocation Fund

Actual
Class A	$1,000	$1,010	$4.79	0.95%
Class S	$1,000	$1,011	$3.90	0.77%

Hypothetical**
Class A	$1,000	$1,020	$4.82	0.95%
Class S	$1,000	$1,021	$3.92	0.77%
Thrivent Balanced Income Plus Fund

Actual
Class A	$1,000	$1,018	$5.24	1.03%
Class S	$1,000	$1,020	$3.92	0.77%

Hypothetical**
Class A	$1,000	$1,020	$5.25	1.03%
Class S	$1,000	$1,021	$3.92	0.77%
Thrivent Global Stock Fund

Actual
Class A	$1,000	$1,002	$5.07	1.01%
Class S	$1,000	$1,004	$3.29	0.65%

Hypothetical**
Class A	$1,000	$1,020	$5.12	1.01%
Class S	$1,000	$1,022	$3.32	0.65%

	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During Period 5/1/2019- 10/31/2019*	Annualized Expense Ratio
Thrivent Government Bond Fund

Actual
Class A	$1,000	$1,044	$4.38	0.85%
Class S	$1,000	$1,043	$3.86	0.75%

Hypothetical**
Class A	$1,000	$1,021	$4.33	0.85%
Class S	$1,000	$1,021	$3.82	0.75%
Thrivent High Income Municipal Bond Fund

Actual
Class S	$1,000	$1,046	$3.40	0.66%

Hypothetical**
Class S	$1,000	$1,022	$3.36	0.66%
Thrivent High Yield Fund

Actual
Class A	$1,000	$1,024	$4.06	0.80%
Class S	$1,000	$1,023	$2.70	0.53%

Hypothetical**
Class A	$1,000	$1,021	$4.06	0.80%
Class S	$1,000	$1,023	$2.70	0.53%
Thrivent Income Fund

Actual
Class A	$1,000	$1,066	$3.95	0.76%
Class S	$1,000	$1,068	$2.38	0.46%

Hypothetical**
Class A	$1,000	$1,021	$3.87	0.76%
Class S	$1,000	$1,023	$2.33	0.46%
Thrivent International Allocation Fund

Actual
Class A	$1,000	$1,013	$6.08	1.20%
Class S	$1,000	$1,015	$4.08	0.80%

Hypothetical**
Class A	$1,000	$1,019	$6.10	1.20%
Class S	$1,000	$1,021	$4.09	0.80%
Thrivent Large Cap Growth Fund

Actual
Class A	$1,000	$1,013	$5.78	1.14%
Class S	$1,000	$1,015	$4.02	0.79%

Hypothetical**
Class A	$1,000	$1,019	$5.80	1.14%
Class S	$1,000	$1,021	$4.03	0.79%
Thrivent Large Cap Value Fund

Actual
Class A	$1,000	$1,012	$4.55	0.90%
Class S	$1,000	$1,013	$2.75	0.54%

Hypothetical**
Class A	$1,000	$1,021	$4.57	0.90%
Class S	$1,000	$1,022	$2.76	0.54%
Thrivent Limited Maturity Bond Fund

Actual
Class A	$1,000	$1,020	$3.11	0.61%
Class S	$1,000	$1,021	$2.22	0.44%

Hypothetical**
Class A	$1,000	$1,022	$3.11	0.61%
Class S	$1,000	$1,023	$2.22	0.44%

	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During Period 5/1/2019- 10/31/2019*	Annualized Expense Ratio
Thrivent Low Volatility Equity Fund

Actual
Class S	$1,000	$1,065	$6.24	1.20%

Hypothetical**
Class S	$1,000	$1,019	$6.11	1.20%
Thrivent Mid Cap Stock Fund

Actual
Class A	$1,000	$992	$5.19	1.03%
Class S	$1,000	$994	$3.83	0.76%

Hypothetical**
Class A	$1,000	$1,020	$5.26	1.03%
Class S	$1,000	$1,021	$3.89	0.76%
Thrivent Moderate Allocation Fund

Actual
Class A	$1,000	$1,029	$4.11	0.80%
Class S	$1,000	$1,030	$2.94	0.58%

Hypothetical**
Class A	$1,000	$1,021	$4.10	0.80%
Class S	$1,000	$1,022	$2.93	0.58%
Thrivent Moderately Aggressive Allocation Fund

Actual
Class A	$1,000	$1,021	$4.24	0.83%
Class S	$1,000	$1,023	$3.21	0.63%

Hypothetical**
Class A	$1,000	$1,021	$4.24	0.83%
Class S	$1,000	$1,022	$3.21	0.63%
Thrivent Moderately Conservative Allocation Fund

Actual
Class A	$1,000	$1,034	$4.23	0.82%
Class S	$1,000	$1,035	$3.00	0.58%

Hypothetical**
Class A	$1,000	$1,021	$4.20	0.82%
Class S	$1,000	$1,022	$2.98	0.58%
Thrivent Money Market Fund

Actual
Class A	$1,000	$1,009	$2.37	0.47%
Class S	$1,000	$1,010	$1.98	0.39%

Hypothetical**
Class A	$1,000	$1,023	$2.39	0.47%
Class S	$1,000	$1,023	$2.00	0.39%
Thrivent Municipal Bond Fund

Actual
Class A	$1,000	$1,036	$3.81	0.74%
Class S	$1,000	$1,037	$2.81	0.55%

Hypothetical**
Class A	$1,000	$1,021	$3.78	0.74%
Class S	$1,000	$1,022	$2.79	0.55%
Thrivent Opportunity Income Plus Fund

Actual
Class A	$1,000	$1,021	$4.52	0.89%
Class S	$1,000	$1,022	$3.13	0.61%

Hypothetical**
Class A	$1,000	$1,021	$4.52	0.89%
Class S	$1,000	$1,022	$3.13	0.61%

	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During Period 5/1/2019- 10/31/2019*	Annualized Expense Ratio
Thrivent Small Cap Growth Fund

Actual
Class S	$1,000	$956	$5.97	1.21%

Hypothetical**
Class S	$1,000	$1,019	$6.16	1.21%
Thrivent Small Cap Stock Fund

Actual
Class A	$1,000	$988	$5.67	1.13%
Class S	$1,000	$989	$4.11	0.82%

Hypothetical**
Class A	$1,000	$1,020	$5.76	1.13%
Class S	$1,000	$1,021	$4.17	0.82%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Thrivent Mutual Funds and Shareholders of each of the twenty-one funds listed in the table below

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments or summary schedules of investments of each of the funds listed in the table below (twenty-one of the funds constituting Thrivent Mutual Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Thrivent Aggressive Allocation Fund (2)	Thrivent Low Volatility Equity Fund (1)

Thrivent Balanced Income Plus Fund (2)	Thrivent Mid Cap Stock Fund (1)

Thrivent Global Stock Fund (2)	Thrivent Moderate Allocation Fund (2)

Thrivent Government Bond Fund (1)	Thrivent Moderately Aggressive Allocation Fund (2)

Thrivent High Income Municipal Bond Fund (3)	Thrivent Moderately Conservative Allocation Fund (2)

Thrivent High Yield Fund (2)	Thrivent Money Market Fund (1)

Thrivent Income Fund (2)	Thrivent Municipal Bond Fund (2)

Thrivent International Allocation Fund (2)	Thrivent Opportunity Income Plus Fund (2)

Thrivent Large Cap Growth Fund (1)	Thrivent Small Cap Growth Fund (3)

Thrivent Large Cap Value Fund (1)	Thrivent Small Cap Stock Fund (1)

Thrivent Limited Maturity Bond Fund (2)

(1)	Schedule of investments, and statement of changes in net assets for each of the two years in the period ended October 31, 2019
(2)	Summary schedule of investments, and statement of changes in net assets for each of the two years in the period ended October 31, 2019
(3)	Schedule of investments, and statement of changes in net assets for the year ended October 31, 2019 and for the period February 28, 2018 (commencement of operations) through October 31, 2018.

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402
T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

December 19, 2019

We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment company complex since 1987.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Shares	Registered Investment Companies (42.9%)	Value	% of Net Assets
Unaffiliated (1.3%)
10,743	Consumer Discretionary Select Sector SPDR Fund	$1,298,292	0.1%
19,433	Materials Select Sector SPDR Fund	1,130,806	0.1%
27,640	SPDR S&P 500 ETF Trust	8,384,041	0.6%
16,506	SPDR S&P Biotech ETF[a]	1,347,385	0.1%
46,535	SPDR S&P Metals & Mining ETF[a]	1,224,336	0.1%
	Other Securities^	4,275,643	0.3%

	Total	17,660,503

Affiliated (41.6%)
5,805,748	Thrivent Core International Equity Fund	56,199,637	4.0%
4,827,393	Thrivent Core Low Volatility Equity Fund	58,411,456	4.2%
1,438,675	Thrivent Global Stock Fund, Class S	38,067,350	2.7%
1,411,302	Thrivent High Yield Fund, Class S	6,675,456	0.5%
476,210	Thrivent Income Fund, Class S	4,547,807	0.3%
12,460,414	Thrivent International Allocation Fund, Class S	127,470,037	9.1%
7,873,588	Thrivent Large Cap Growth Fund, Class S	100,939,400	7.2%
3,149,903	Thrivent Large Cap Value Fund, Class S	71,502,805	5.1%
574,409	Thrivent Limited Maturity Bond Fund, Class S	7,191,600	0.5%
2,888,305	Thrivent Mid Cap Stock Fund, Class S	78,273,067	5.6%
1,371,927	Thrivent Small Cap Stock Fund, Class S	33,529,899	2.4%

	Total	582,808,514

	Total Registered Investment Companies (cost $464,919,666)	600,469,017

Shares	Common Stock (40.6%)	Value	% of Net Assets
Communications Services (1.1%)
63,285	Verizon Communications, Inc.	3,826,844	0.3%
	Other Securities^	11,597,972	0.8%

	Total	15,424,816

Consumer Discretionary (4.1%)
20,559	Bright Horizons Family Solutions, Inc.[b]	3,053,423	0.2%
21,693	Five Below, Inc.[b]	2,714,011	0.2%
24,329	Lowe’s Companies, Inc.	2,715,360	0.2%
	Other Securities^	48,813,761	3.5%

	Total	57,296,555

Consumer Staples (1.7%)
21,376	Casey’s General Stores, Inc.	3,651,235	0.3%
23,475	Wal-Mart Stores, Inc.	2,752,679	0.2%
	Other Securities^	17,202,950	1.2%

	Total	23,606,864

Energy (1.3%)
24,183	Chevron Corporation	2,808,614	0.2%
	Other Securities^	15,527,101	1.1%

	Total	18,335,715

Financials (7.3%)
28,474	American Financial Group, Inc.	2,962,435	0.2%
75,254	Assured Guaranty, Ltd.	3,530,918	0.3%
122,630	Bank of America Corporation	3,834,640	0.3%
45,890	Citigroup, Inc.	3,297,655	0.2%
5,730	State Street Corporation	378,581	<0.1%
55,454	Zions Bancorporations NA	2,687,855	0.2%
	Other Securities^	86,035,126	6.1%

	Total	102,727,210

Health Care (5.7%)
30,884	Johnson & Johnson	4,077,923	0.3%
24,759	LHC Group, Inc.[b]	2,747,506	0.2%
33,286	Medtronic plc	3,624,845	0.3%
37,689	Merck & Company, Inc.	3,266,129	0.2%
7,887	Teleflex, Inc.	2,740,023	0.2%
11,933	UnitedHealth Group, Inc.	3,015,469	0.2%
22,048	Veeva Systems, Inc.[b]	3,127,068	0.2%
178,243	Wright Medical Group NVb	3,707,454	0.3%
	Other Securities^	53,040,552	3.8%

	Total	79,346,969

Industrials (6.4%)
35,034	AGCO Corporation	2,686,757	0.2%
24,289	Curtiss-Wright Corporation	3,285,087	0.2%
18,573	Honeywell International, Inc.	3,208,114	0.2%
82,172	Ritchie Brothers Auctioneers, Inc.	3,378,913	0.2%
51,566	Southwest Airlines Company	2,894,400	0.2%
22,433	Valmont Industries, Inc.	3,077,583	0.2%
24,890	Verisk Analytics, Inc.	3,601,583	0.3%
	Other Securities^	68,294,729	4.9%

	Total	90,427,166

Information Technology (8.7%)
33,017	Amphenol Corporation	3,312,596	0.2%
18,502	Apple, Inc.	4,602,558	0.3%
79,275	Ciena Corporation[b]	2,942,688	0.2%
127,918	Cisco Systems, Inc.	6,077,384	0.4%
87,059	Dolby Laboratories, Inc.	5,600,505	0.4%
25,060	Guidewire Software, Inc.[b]	2,825,264	0.2%
51,898	Microsoft Corporation	7,440,616	0.5%
29,852	Monolithic Power Systems, Inc.	4,475,412	0.3%
21,157	Rogers Corporation[b]	2,866,350	0.2%
24,496	Synopsys, Inc.[b]	3,325,332	0.2%
	Other Securities^	78,631,465	5.8%

	Total	122,100,170

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Shares	Common Stock (40.6%)	Value	% of Net Assets
Materials (1.6%)
98,741	Louisiana-Pacific Corporation	$2,886,199	0.2%
	Other Securities^	19,343,779	1.4%

	Total	22,229,978

Real Estate (2.0%)
	Other Securities^	27,603,545	2.0%

	Total	27,603,545

Utilities (0.7%)
	Other Securities^	9,565,161	0.7%

	Total	9,565,161

	Total Common Stock (cost $494,291,589)	568,664,149

Principal Amount	Long-Term Fixed Income (4.7%)	Value	% of Net Assets
Collateralized Mortgage Obligations (<0.1%)
	Other Securities^	688,394	<0.1%

	Total	688,394

Commercial Mortgage-Backed Securities (0.1%)
	Federal National Mortgage Association
$655,160	4.500%, 5/1/2048	690,571	0.1%

	Total	690,571

Mortgage-Backed Securities (2.1%)
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
6,481,000	3.000%, 11/1/2034[c]	6,636,063	0.5%
4,155,000	2.500%, 12/1/2034[c]	4,197,849	0.3%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
6,300,000	3.500%, 11/1/2049[c]	6,468,820	0.5%
9,784,000	3.000%, 12/1/2049[c]	9,932,705	0.7%
	Other Securities^	1,610,435	0.1%

	Total	28,845,872

U.S. Government & Agencies (2.5%)
	U.S. Treasury Bonds
4,500,000	2.875%, 5/15/2028	4,936,113	0.4%
3,971,000	2.250% - 5.250%, 11/15/2027 - 5/15/2046	4,243,054	0.3%
	U.S. Treasury Notes
17,570,000	2.500%, 2/28/2026	18,526,055	1.3%
7,780,000	1.125% - 2.750%, 11/30/2019 - 1/31/2026	7,925,653	0.5%

	Total	35,630,875

	Total Long-Term Fixed Income (cost $63,755,872)	65,855,712

Shares	Collateral Held for Securities Loaned (0.6%)	Value	% of Net Assets
8,850,410	Thrivent Cash Management Trust	$8,850,410	0.6%

	Total Collateral Held for Securities Loaned (cost $8,850,410)	8,850,410

Shares or Principal Amount	Short-Term Investments (13.6%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
5,800,000	1.980%, 11/5/2019[d,e]	5,798,917	0.4%
3,500,000	1.950%, 11/8/2019[d,e]	3,498,857	0.3%
3,000,000	1.941%, 11/12/2019[d,e]	2,998,460	0.2%
3,700,000	1.660%, 12/18/2019[d,e]	3,691,933	0.3%
4,700,000	1.570%, 1/29/2020[d,e]	4,681,177	0.3%
4,000,000	1.620% - 1.910%, 12/5/2019 - 12/30/2019[d,e]	3,992,202	0.3%
	Thrivent Core Short-Term Reserve Fund
16,581,121	2.110%	165,811,216	11.8%

	Total Short-Term Investments (cost $190,472,508)	190,472,762

	Total Investments (cost $1,222,290,045) 102.4%	$1,434,312,050

	Other Assets and Liabilities, Net (2.4%)	(34,245,366)

	Total Net Assets 100.0%	$1,400,066,684

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Aggressive Allocation Fund as of October 31, 2019:

Securities Lending Transactions
Common Stock	$8,646,498

Total lending	$8,646,498
Gross amount payable upon return of collateral for securities loaned	$8,850,410

Net amounts due to counterparty	$203,912

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Definitions:

ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$230,172,176
Gross unrealized depreciation	(23,910,151)

Net unrealized appreciation (depreciation)	$206,262,025

Cost for federal income tax purposes	$1,231,573,239

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	15,424,816	15,131,137	293,679	–
Consumer Discretionary	57,296,555	56,407,894	888,661	–
Consumer Staples	23,606,864	22,627,509	979,355	–
Energy	18,335,715	18,044,576	291,139	–
Financials	102,727,210	100,585,616	2,141,594	–
Health Care	79,346,969	78,352,064	994,905	–
Industrials	90,427,166	88,701,314	1,725,852	–
Information Technology	122,100,170	120,574,632	1,525,538	–
Materials	22,229,978	21,778,326	451,651	1
Real Estate	27,603,545	26,861,151	742,375	19
Utilities	9,565,161	9,400,859	164,302	–
Registered Investment Companies
Unaffiliated	17,660,503	17,660,503	–	–
Affiliated	468,197,421	468,197,421	–	–
Long-Term Fixed Income
Collateralized Mortgage Obligations	688,394	–	688,394	–
Commercial Mortgage-Backed Securities	690,571	–	690,571	–
Mortgage-Backed Securities	28,845,872	–	28,845,872	–
U.S. Government & Agencies	35,630,875	–	35,630,875	–
Short-Term Investments	24,661,546	–	24,661,546	–

Subtotal Investments in Securities	$1,145,039,331	$1,044,323,002	$100,716,309	$20

Other Investments *	Total
Affiliated Short-Term Investments	165,811,216
Affiliated Registered Investment Companies	114,611,093
Collateral Held for Securities Loaned	8,850,410

Subtotal Other Investments	$289,272,719

Total Investments at Value	$1,434,312,050

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	5,027,037	5,027,037	–	–

Total Asset Derivatives	$5,027,037	$5,027,037	$–	$–

Liability Derivatives
Futures Contracts	1,503,823	1,503,823	–	–

Total Liability Derivatives	$1,503,823	$1,503,823	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

The following table presents Aggressive Allocation Fund’s futures contracts held as of October 31, 2019. Investments and/or cash totaling $24,661,545 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 2-Yr. U.S. Treasury Note	35	December 2019	$7,559,834	($13,780)
CBOT U.S. Long Bond	7	December 2019	1,130,054	(429)
CME E-mini S&P 500 Index	1,737	December 2019	261,309,831	2,349,399
CME Euro Foreign Exchange Currency	401	December 2019	55,780,499	241,708
CME Ultra Long Term U.S. Treasury Bond	28	December 2019	5,412,187	(99,187)
Eurex Euro STOXX 50 Index	1,407	December 2019	56,183,128	371,801
ICE US mini MSCI Emerging Markets Index	1,896	December 2019	97,675,839	1,048,881

Total Futures Long Contracts			$485,051,372	$3,898,393

CBOT 10-Yr. U.S. Treasury Note	(8)	December 2019	($1,051,416)	$9,041
CBOT 5-Yr. U.S. Treasury Note	(34)	December 2019	(4,082,019)	29,112
CME E-mini NASDAQ 100 Index	(350)	December 2019	(55,256,365)	(1,375,385)
CME E-mini Russell 2000 Index	(92)	December 2019	(7,198,340)	6,700
CME E-mini S&P Mid-Cap 400 Index	(898)	December 2019	(176,448,398)	889,398
ICE mini MSCI EAFE Index	(59)	December 2019	(5,758,698)	(15,042)
Ultra 10-Yr. U.S. Treasury Note	(30)	December 2019	(4,344,278)	80,997

Total Futures Short Contracts			($254,139,514)	($375,179)

Total Futures Contracts			$230,911,858	$3,523,214

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2019, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Foreign Exchange Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$241,708
Total Foreign Exchange Contracts		241,708

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	4,666,179
Total Equity Contracts		4,666,179

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	119,150
Total Interest Rate Contracts		119,150

Total Asset Derivatives		$5,027,037

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	1,390,427
Total Equity Contracts		1,390,427

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	113,396
Total Interest Rate Contracts		113,396

Total Liability Derivatives		$1,503,823

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2019, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	11,911
Futures	Net realized gains/(losses) on Futures contracts	150,051

Total Interest Rate Contracts		161,962

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	15,206,228

Total Equity Contracts		15,206,228

Total		$15,368,190

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2019, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Foreign Exchange Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	241,708

Total Foreign Exchange Contracts		241,708

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	6,011,693

Total Equity Contracts		6,011,693
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	112,376

Total Interest Rate Contracts		112,376

Total		$6,365,777

The following table presents Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2019.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$395,759,306
Futures - Short	(186,623,490)
Interest Rate Contracts
Futures - Long	12,054,029
Futures - Short	(7,511,378)
Written Options	(282,788)
Foreign Exchange Contracts
Futures - Long	24,297,228

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Aggressive Allocation Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Registered Investment Companies
Core International Equity	$52,041	$1,682	$ –	$56,200	5,806	4.0%
Core Low Volatility Equity	45,522	5,752	–	58,411	4,827	4.2
Global Stock, Class S	35,210	3,069	–	38,067	1,439	2.7
High Yield, Class S	6,193	358	–	6,675	1,411	0.5
Income, Class S	4,001	149	–	4,548	476	0.3
International Allocation, Class S	116,054	6,423	–	127,470	12,460	9.1
Large Cap Growth, Class S	88,938	8,141	–	100,939	7,874	7.2
Large Cap Value, Class S	67,069	4,500	–	71,503	3,150	5.1
Limited Maturity Bond, Class S	6,881	186	–	7,192	574	0.5
Mid Cap Stock, Class S	72,985	6,988	–	78,273	2,888	5.6
Small Cap Stock, Class S	31,672	3,680	–	33,530	1,372	2.4

Total Affiliated Registered Investment Companies	526,566			582,808		41.6

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	193,615	287,077	314,881	165,811	16,581	11.8

Total Affiliated Short-Term Investments	193,615			165,811		11.8

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	9,153	143,202	143,505	8,850	8,850	0.6

Total Collateral Held for Securities Loaned	9,153			8,850		0.6

Total Value	$729,334			$757,469

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 10/31/2019
Affiliated Registered Investment Companies
Core International Equity	$ –	$2,477	$ –	$1,682
Core Low Volatility Equity Fund	–	7,137	996	756
High Yield, Class S	–	124	–	358
Income, Class S	–	398	–	149
Large Cap Growth, Class S	–	3,861	8,141	–
Global Stock, Class S	–	(211)	2,515	554
Large Cap Value, Class S	–	(66)	3,426	1,073
Limited Maturity Bond, Class S	–	125	–	186
Mid Cap Stock, Class S	–	(1,700)	6,675	313
International Allocation, Class S	–	4,993	3,732	2,691
Small Cap Stock, Class S	–	(1,822)	3,679	–
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	–	–	–	5,462

Total Income from Affiliated Investments				$13,224

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	44

Total Affiliated Income from Securities Loaned, Net				$44

Total	$–	$15,316	$29,164

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (14.7%)	Value	% of Net Assets
Basic Materials (0.5%)
	Other Securities^	$1,728,615	0.5%

	Total	1,728,615

Capital Goods (1.3%)
	Other Securities^	5,240,384	1.3%

	Total	5,240,384

Communications Services (3.5%)
	CenturyLink, Inc., Term Loan
$1,560,905	4.536%, (LIBOR 1M + 2.750%), 1/31/2025[a,b]	1,543,938	0.4%
	CSC Holdings, LLC, Term Loan
1,210,000	4.327%, (LIBOR 1M + 2.500%), 4/15/2027[a,b,c,d]	1,207,834	0.3%
	Sprint Communications, Inc., Term Loan
1,145,625	4.313%, (LIBOR 1M + 2.500%), 2/3/2024[a,b]	1,131,786	0.3%
1,771,613	4.813%, (LIBOR 1M + 3.000%), 2/3/2024[a,b]	1,759,796	0.4%
	Virgin Media Bristol, LLC, Term Loan
1,060,000	4.421%, (LIBOR 1M + 2.500%), 1/31/2028[a,b]	1,055,145	0.3%
	Other Securities^	6,819,075	1.8%

	Total	13,517,574

Consumer Cyclical (2.4%)
	1011778 B.C., ULC, Term Loan
1,188,972	4.036%, (LIBOR 1M + 2.250%), 2/17/2024[a,b]	1,189,864	0.3%
	Scientific Games International, Inc., Term Loan
1,647,332	4.536%, (LIBOR 2M + 2.750%), 8/14/2024[a,b]	1,627,251	0.4%
	Other Securities^	6,709,911	1.7%

	Total	9,527,026

Consumer Non-Cyclical (2.8%)
	Air Medical Group Holdings, Inc., Term Loan
1,493,400	5.096%, (LIBOR 1M + 3.250%), 4/28/2022[a,b]	1,337,997	0.3%
	Albertson’s LLC, Term Loan
1,370,000	4.536%, (LIBOR 1M + 2.750%), 8/17/2026[a,b,c,d]	1,376,590	0.4%
	MPH Acquisition Holdings, LLC, Term Loan
1,205,000	4.854%, (LIBOR 3M + 2.750%), 6/7/2023[a,b]	1,127,362	0.3%
	Other Securities^	7,030,566	1.8%

	Total	10,872,515

Energy (1.0%)
	Radiate Holdco, LLC, Term Loan
1,286,902	4.786%, (LIBOR 1M + 3.000%), 2/1/2024[a,b]	1,272,785	0.3%
	Other Securities^	2,654,498	0.7%

	Total	3,927,283

Financials (2.0%)
	Sable International Finance, Ltd., Term Loan
1,259,520	5.036%, (LIBOR 1M + 3.250%), l/31/2026[a,b]	1,262,492	0.3%
	Tronox Finance, LLC, Term Loan
1,214,948	4.660%, (LIBOR 3M + 2.750%), 9/22/2024[a,b]	1,202,956	0.3%
	Other Securities^	5,367,431	1.4%

	Total	7,832,879

Technology (1.0%)
	Prime Security Services Borrower, LLC, Term Loan
1,250,000	5.247%, (LIBOR 1M + 3.250%), 9/23/2026[a,b]	1,205,800	0.3%
	Rackspace Hosting, Inc., Term Loan
1,356,966	5.287%, (LIBOR 2M + 3.000%), 11/3/2023[a,b]	1,204,728	0.3%
	Other Securities^	1,438,405	0.4%

	Total	3,848,933

Utilities (0.2%)
	Other Securities^	921,465	0.2%

	Total	921,465

	Total Bank Loans (cost $59,017,663)	57,416,674

Shares	Common Stock (47.0%)	Value	% of Net Assets
Communications Services (2.4%)
1,528	Alphabet, Inc., Class Ae	1,923,447	0.5%
24,240	Verizon Communications, Inc.	1,465,793	0.4%
	Other Securities^	5,894,948	1.5%

	Total	9,284,188

Consumer Discretionary (4.5%)
1,545	Amazon.com, Inc.[e]	2,744,940	0.7%
6,254	Home Depot, Inc.	1,467,064	0.4%
9,764	Lowe’s Companies, Inc.	1,089,760	0.3%
	Other Securities^	12,460,241	3.1%

	Total	17,762,005

Consumer Staples (3.2%)
52,200	Japan Tobacco, Inc.	1,179,862	0.3%
9,712	Wal-Mart Stores, Inc.	1,138,829	0.3%
	Other Securities^	10,357,144	2.6%

	Total	12,675,835

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2019

Shares	Common Stock (47.0%)	Value	% of Net Assets
Energy (2.0%)
9,430	Chevron Corporation	$1,095,200	0.3%
	Other Securities^	6,830,737	1.7%

	Total	7,925,937

Financials (8.5%)
52,218	Bank of America Corporation	1,632,857	0.4%
17,946	Citigroup, Inc.	1,289,600	0.3%
	Other Securities^	30,283,013	7.8%

	Total	33,205,470

Health Care (6.3%)
17,687	Gilead Sciences, Inc.	1,126,839	0.3%
49,851	GlaxoSmithKline plc	1,141,837	0.3%
15,007	Johnson & Johnson	1,981,524	0.5%
15,594	Medtronic plc	1,698,187	0.4%
14,903	Merck & Company, Inc.	1,291,494	0.3%
14,065	Novartis AG	1,228,934	0.3%
19,780	Novo Nordisk AS	1,087,677	0.3%
4,371	Roche Holding AG	1,315,479	0.3%
3,600	Thermo Fisher Scientific, Inc.	1,087,128	0.3%
7,394	UnitedHealth Group, Inc.	1,868,464	0.5%
	Other Securities^	10,629,223	2.8%

	Total	24,456,786

Industrials (6.6%)
10,841	Honeywell International, Inc.	1,872,566	0.5%
	Other Securities^	23,733,357	6.1%

	Total	25,605,923

Information Technology (8.8%)
13,163	Apple, Inc.	3,274,428	0.8%
14,595	CGI, Inc.[e]	1,134,489	0.3%
56,413	Cisco Systems, Inc.	2,680,182	0.7%
5,184	MasterCard, Inc.	1,434,983	0.4%
32,739	Microsoft Corporation	4,693,790	1.2%
11,219	Texas Instruments, Inc.	1,323,730	0.3%
	Other Securities^	19,655,467	5.1%

	Total	34,197,069

Materials (1.6%)
	Other Securities^	6,457,505	1.6%

	Total	6,457,505

Real Estate (2.1%)
	Other Securities^	8,098,428	2.1%

	Total	8,098,428

Utilities (1.0%)
	Other Securities^	3,800,565	1.0%

	Total	3,800,565

	Total Common Stock (cost $165,208,189)	183,469,711

Principal Amount	Long-Term Fixed Income (24.7%)	Value	% of Net Assets
Asset-Backed Securities (2.1%)
	Other Securities^	8,242,135	2.1%

	Total	8,242,135

Basic Materials (0.4%)
	Other Securities^	1,595,958	0.4%

	Total	1,595,958

Capital Goods (1.2%)
	Other Securities^	4,677,252	1.2%

	Total	4,677,252

Collateralized Mortgage Obligations (4.4%)
	Alternative Loan Trust 2007-6
166,890	5.750%, 4/25/2047, Ser. 2007-6, Class A4	146,626	<0.1%
	Antler Mortgage Trust
1,100,000	4.335%, 7/25/2022, Ser. 2018-RTL1, Class A1[f]	1,103,777	0.3%
	Banc of America Alternative Loan Trust
251,708	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	242,733	0.1%
	Banc of America Mortgage Securities Trust
287,000	4.034%, 9/25/2035, Ser. 2005-H, Class 3A1[b]	286,524	0.1%
	Banc of America Mortgage Securities, Inc.
60,383	4.026%, 9/25/2035, Ser. 2005-H, Class 2A1[b]	59,815	<0.1%
	CHL Mortgage Pass-Through Trust
392,001	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	331,473	0.1%
279,946	3.784%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	257,688	0.1%
136,723	4.143%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	134,916	<0.1%
	Countrywide Alternative Loan Trust
296,971	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	178,404	<0.1%
	Countrywide Home Loan Mortgage Pass Through Trust
160,649	3.960%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	146,151	<0.1%
	Federal National Mortgage Association - REMIC
14,464,657	2.500% - 3.000%, 7/25/2027 - 2/25/2033, Ser. 2012-73, Class DIg	1,008,960	0.2%
	Merrill Lynch Mortgage Investors Trust
241,080	4.332%, 6/25/2035, Ser. 2005-A5, Class M1[b]	254,977	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (24.7%)	Value	% of Net Assets
Collateralized Mortgage Obligations (4.4%) - continued
	Other Securities^	$13,157,939	3.4%

	Total	17,309,983

Commercial Mortgage-Backed Securities (0.2%)
	Federal National Mortgage Association
327,580	4.500%, 5/1/2048	345,286	0.1%
	Federal National Mortgage Association - ACES
4,500,000	1.468%, 2/25/2031, Ser. 2019-M21, Class X2[b,g,h]	511,110	0.1%

	Total	856,396

Communications Services (2.0%)
	Other Securities^	7,708,098	2.0%

	Total	7,708,098

Consumer Cyclical (1.5%)
	Other Securities^	5,659,879	1.5%

	Total	5,659,879

Consumer Non-Cyclical (1.5%)
	Other Securities^	5,814,140	1.5%

	Total	5,814,140

Energy (1.2%)
	Other Securities^	4,765,572	1.2%

	Total	4,765,572

Financials (4.2%)
	BAC Capital Trust XIV
84,000	4.000%, (LIBOR 3M + 0.400%), 11/18/2019[b,i]	75,390	<0.1%
	Bank of America Corporation
64,000	4.200%, 8/26/2024	68,962	<0.1%
252,000	6.250%, 9/5/2024[b,i]	278,712	0.1%
150,000	5.125%, 6/20/2024[b,i]	158,063	0.1%
129,000	3.864%, 7/23/2024[b]	136,308	0.1%
103,000	3.550%, 3/5/2024[b]	107,346	<0.1%
74,000	2.738%, 1/23/2022[b]	74,586	<0.1%
74,000	3.499%, 5/17/2022[b]	75,562	<0.1%
32,000	3.458%, 3/15/2025[b]	33,421	<0.1%
	Other Securities^	15,243,450	3.9%

	Total	16,251,800

Mortgage-Backed Securities (3.6%)
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
3,005,000	3.000%, 11/1/2034[d]	3,076,897	0.8%
1,685,000	2.500%, 12/1/2034[d]	1,702,377	0.4%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
$2,925,000	3.500%, 11/1/2049[d]	3,003,381	0.8%
5,375,000	3.000%, 12/1/2049[d]	5,456,693	1.4%
	Other Securities^	914,884	0.2%

	Total	14,154,232

Technology (1.4%)
	Microsoft Corporation
76,000	2.400%, 2/6/2022	77,180	<0.1%
	Other Securities^	5,340,876	1.4%

	Total	5,418,056

Transportation (0.3%)
	Other Securities^	1,171,077	0.3%

	Total	1,171,077

Utilities (0.7%)
	Other Securities^	2,709,502	0.7%

	Total	2,709,502

	Total Long-Term Fixed Income (cost $94,642,215)	96,334,080

Shares	Registered Investment Companies (8.7%)	Value	% of Net Assets
Unaffiliated (1.8%)
42,700	Invesco Variable Rate Preferred ETF	1,098,671	0.3%
45,000	iShares S&P U.S. Preferred Stock Index Fund	1,688,850	0.4%
13,565	Vanguard Real Estate ETF	1,279,179	0.3%
	Other Securities^	3,201,150	0.8%

	Total	7,267,850

Affiliated (6.9%)
2,724,386	Thrivent Core Emerging Markets Debt Fund	26,780,713	6.9%

	Total	26,780,713

	Total Registered Investment Companies (cost $33,542,908)	34,048,563

Shares	Preferred Stock (1.4%)	Value	% of Net Assets
Communications Services (0.1%)
	Other Securities^	430,856	0.1%

	Total	430,856

Consumer Staples (0.1%)
	Other Securities^	290,122	0.1%

	Total	290,122

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2019

Shares	Preferred Stock (1.4%)	Value	% of Net Assets
Energy (0.1%)
	Other Securities^	$570,725	0.1%

	Total	570,725

Financials (0.8%)
4,500	Bank of America Corporation, 5.000%[i]	116,775	<0.1%
170	Bank of America Corporation, Convertible, 7.250%[i],[j]	257,820	0.1%
3,279	Federal National Mortgage Association, 0.000%[e,i]	38,430	<0.1%
	Other Securities^	2,512,229	0.7%

	Total	2,925,254

Health Care (0.1%)
	Other Securities^	444,400	0.1%

	Total	444,400

Industrials (<0.1%)
	Other Securities^	92,757	<0.1%

	Total	92,757

Utilities (0.2%)
	Other Securities^	608,847	0.2%

	Total	608,847

	Total Preferred Stock (cost $5,079,535)	5,362,961

Shares	Collateral Held for Securities Loaned (0.6%)	Value	% of Net Assets
2,333,299	Thrivent Cash Management Trust	2,333,299	0.6%

	Total Collateral Held for Securities Loaned (cost $2,333,299)	2,333,299

Shares or Principal Amount	Short-Term Investments (7.4%)	Value	% of Net Assets
2,716,473	Thrivent Core Short-Term Reserve Fund 2.110%	27,164,727	7.0%
	Other Securities^	1,698,496	0.4%

	Total Short-Term Investments (cost $28,863,085)	28,863,223

	Total Investments (cost $388,686,894) 104.5%	$407,828,511

	Other Assets and Liabilities, Net (4.5%)	(17,489,468)

	Total Net Assets 100.0%	$390,339,043

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Non-income producing security.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $38,128,498 or 9.8% of total net assets.

g

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

h	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
j	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Fund as of October 31, 2019:

Securities Lending Transactions
Common Stock	$1,410,807
Long-Term Fixed Income	847,524

Total lending	$2,258,331
Gross amount payable upon return of collateral for securities loaned	$2,333,299

Net amounts due to counterparty	$74,968

Definitions:

ACES	- Alternative Credit Enhancement Securities
ETF	- Exchange Traded Fund
REMIC	- Real Estate Mortgage Investment Conduit
Ser.	- Series

Reference Rate Index:

LIBOR 1M	- ICE Libor USD Rate 1 Month
LIBOR 2M	- ICE Libor USD Rate 2 Month
LIBOR 3M	- ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2019

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$29,571,370
Gross unrealized depreciation	(10,889,259)

Net unrealized appreciation (depreciation)	$18,682,111

Cost for federal income tax purposes	$389,239,546

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Balanced Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,728,615	–	1,261,743	466,872
Capital Goods	5,240,384	–	4,855,244	385,140
Communications Services	13,517,574	–	13,517,574	–
Consumer Cyclical	9,527,026	–	9,527,026	–
Consumer Non-Cyclical	10,872,515	–	10,872,515	–
Energy	3,927,283	–	2,383,463	1,543,820
Financials	7,832,879	–	7,359,017	473,862
Technology	3,848,933	–	3,848,933	–
Utilities	921,465	–	664,715	256,750

Common Stock
Communications Services	9,284,188	7,739,039	1,545,149	–
Consumer Discretionary	17,762,005	13,048,295	4,713,710	–
Consumer Staples	12,675,835	7,556,709	5,119,126	–
Energy	7,925,937	6,390,755	1,535,182	–
Financials	33,205,470	21,946,532	11,258,938	–
Health Care	24,456,786	19,217,803	5,238,983	–
Industrials	25,605,923	16,572,417	9,033,506	–
Information Technology	34,197,069	30,398,060	3,799,009	–
Materials	6,457,505	4,104,310	2,353,195	–
Real Estate	8,098,428	4,202,950	3,895,376	102
Utilities	3,800,565	2,934,965	865,600	–

Long-Term Fixed Income
Asset-Backed Securities	8,242,135	–	8,242,135	–
Basic Materials	1,595,958	–	1,595,958	–
Capital Goods	4,677,252	–	4,677,252	–
Collateralized Mortgage Obligations	17,309,983	–	16,884,766	425,217
Commercial Mortgage-Backed Securities	856,396	–	345,286	511,110
Communications Services	7,708,098	–	7,708,098	–
Consumer Cyclical	5,659,879	–	5,659,879	–
Consumer Non-Cyclical	5,814,140	–	5,814,140	–
Energy	4,765,572	–	4,765,572	–
Financials	16,251,800	–	15,421,435	830,365
Mortgage-Backed Securities	14,154,232	–	14,154,232	–
Technology	5,418,056	–	5,418,056	–
Transportation	1,171,077	–	1,171,077	–
Utilities	2,709,502	–	2,709,502	–

Registered Investment Companies
Unaffiliated	7,267,850	7,267,850	–	–

Preferred Stock
Communications Services	430,856	–	430,856	–
Consumer Staples	290,122	290,122	–	–
Energy	570,725	570,725	–	–
Financials	2,925,254	2,155,846	769,408	–
Health Care	444,400	–	444,400	–
Industrials	92,757	92,757	–	–
Utilities	608,847	608,847	–	–
Short-Term Investments	1,698,496	–	1,698,496	–

Subtotal Investments in Securities	$351,549,772	$145,097,982	$201,558,552	$4,893,238

Other Investments *	Total

Affiliated Registered Investment Companies	26,780,713
Affiliated Short-Term Investments	27,164,727
Collateral Held for Securities Loaned	2,333,299

Subtotal Other Investments	$56,278,739

Total Investments at Value	$407,828,511

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2019

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	300,403	300,403	–	–

Total Asset Derivatives	$300,403	$300,403	$–	$–

Liability Derivatives
Futures Contracts	207,257	207,257	–	–

Total Liability Derivatives	$207,257	$207,257	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

The following table presents Balanced Income Plus Fund’s futures contracts held as of October 31, 2019. Investments and/or cash totaling $1,598,580 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	61	December 2019	$8,031,228	($83,118)
CBOT 2-Yr. U.S. Treasury Note	8	December 2019	1,727,962	(3,150)
CME E-mini Russell 2000 Index	37	December 2019	2,929,092	(36,802)
CME E-mini S&P 500 Index	10	December 2019	1,502,584	15,317
CME Euro Foreign Exchange Currency	43	December 2019	5,948,508	58,860
CME Ultra Long Term U.S. Treasury Bond	12	December 2019	2,319,509	(42,509)
Eurex Euro STOXX 50 Index	155	December 2019	6,066,284	164,003

Total Futures Long Contracts			$28,525,167	$72,601

CBOT 5-Yr. U.S. Treasury Note	(8)	December 2019	($957,288)	$3,663
CBOT U.S. Long Bond	(8)	December 2019	(1,317,161)	26,161
ICE mini MSCI EAFE Index	(23)	December 2019	(2,209,102)	(41,678)
Ultra 10-Yr. U.S. Treasury Note	(12)	December 2019	(1,737,711)	32,399

Total Futures Short Contracts			($6,221,262)	$20,545

Total Futures Contracts			$22,303,905	$93,146

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2019

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2019, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Foreign Exchange Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$58,860
Total Foreign Exchange Contracts		58,860

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	179,320
Total Equity Contracts		179,320

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	62,223
Total Interest Rate Contracts		62,223
Total Asset Derivatives		$300,403

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	128,777
Total Interest Rate Contracts		128,777

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	78,480
Total Equity Contracts		78,480
Total Liability Derivatives		$207,257

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2019, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	4,738
Futures	Net realized gains/(losses) on Futures contracts	947,582
Total Interest Rate Contracts		952,320

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	854,231

Total Equity Contracts		854,231

Foreign Exchange Contracts
Futures	Net realized gains/(losses) on Futures contracts	(329,709)
Total Foreign Exchange Contracts		(329,709)
Total		$1,476,842

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2019, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	58,860

Total Foreign Exchange Contracts		58,860

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	55,003
Total Equity Contracts		55,003

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	148,392

Total Interest Rate Contracts		148,392

Total		$262,255

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2019

The following table presents Balanced Income Plus Fund’s average volume of derivative activity during the period ended October 31, 2019.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$13,753,107
Futures - Short	(8,550,418)
Interest Rate Contracts
Futures - Long	14,061,534
Futures - Short	(4,643,860)
Written Options	(112,473)
Foreign Exchange Contracts
Futures - Long	4,935,110

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Balanced Income Plus Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$23,434	$1,257	$–	$26,781	2,724	6.9%
Total Affiliated Registered Investment Companies	23,434			26,781		6.9
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	41,890	110,839	125,564	27,165	2,716	7.0
Total Affiliated Short-Term Investments	41,890			27,165		7.0
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	2,306	36,647	36,620	2,333	2,333	0.6
Total Collateral Held for Securities Loaned	2,306			2,333		0.6
Total Value	$67,630			$56,279

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 – 10/31/2019
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$–	$2,090	$–	$1,166
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	–	–	–	861
Total Income from Affiliated Investments				$2,027
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	25
Total Affiliated Income from Securities Loaned, Net				$25
Total	$–	$2,090	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

GLOBAL STOCK FUND

Summary Schedule of Investments as of October 31, 2019

Shares	Common Stock (82.8%)	Value	% of Net Assets
Communications Services (4.7%)
16,568	Alphabet, Inc., Class Aa	$20,855,798	1.2%
3,472	Alphabet, Inc., Class Ca	4,375,102	0.2%
182,123	Comcast Corporation	8,162,753	0.5%
63,948	Facebook, Inc.[a]	12,255,634	0.7%
198,568	Verizon Communications, Inc.	12,007,407	0.7%
	Other Securities^	26,418,010	1.4%

	Total	84,074,704

Consumer Discretionary (9.5%)
17,896	Amazon.com, Inc.[a]	31,795,107	1.8%
71,579	Lowe’s Companies, Inc.	7,988,932	0.5%
103,361	NIKE, Inc.	9,255,978	0.5%
1,264,500	Nissan Motor Company, Ltd.	7,979,729	0.5%
	Other Securities^	110,959,493	6.2%

	Total	167,979,239

Consumer Staples (4.8%)
640,500	Japan Tobacco, Inc.	14,477,037	0.8%
105,390	Nestle SA	11,274,764	0.7%
124,657	Unilever NV	7,368,065	0.4%
198,940	Unilever plc	11,912,357	0.7%
65,462	Wal-Mart Stores, Inc.	7,676,074	0.4%
	Other Securities^	31,977,768	1.8%

	Total	84,686,065

Energy (2.8%)
76,367	Chevron Corporation	8,869,263	0.5%
247,082	Royal Dutch Shell plc, Class A	7,162,457	0.4%
386,254	Royal Dutch Shell plc, Class B	11,124,062	0.6%
	Other Securities^	22,889,071	1.3%

	Total	50,044,853

Financials (15.6%)
48,543	Allianz SE	11,855,300	0.7%
449,399	Bank of America Corporation	14,052,707	0.8%
125,989	Bank of Montreal	9,326,496	0.5%
540,717	CI Financial Corporation	7,869,976	0.5%
145,116	Citigroup, Inc.	10,428,036	0.6%
482,300	DBS Group Holdings, Ltd.	9,193,063	0.5%
95,521	Euronext NVb	7,705,883	0.4%
1,575,816	HSBC Holdings plc	11,905,499	0.7%
80,692	Intercontinental Exchange, Inc.	7,610,869	0.4%
429,378	Manulife Financial Corporation	7,996,843	0.5%
217,368	Toronto-Dominion Bank	12,412,305	0.7%
	Other Securities^	166,276,673	9.3%

	Total	276,633,650

Health Care (10.9%)
615,364	GlaxoSmithKline plc	14,094,916	0.8%
117,286	Merck & Company, Inc.	10,164,005	0.6%
172,903	Novartis AG	15,107,447	0.9%
243,166	Novo Nordisk AS	13,371,385	0.8%
53,643	Roche Holding AG	16,144,182	0.9%
42,499	UnitedHealth Group, Inc.	10,739,497	0.6%
65,356	Zoetis, Inc.	8,360,340	0.5%
	Other Securities^	104,954,852	5.8%

	Total	192,936,624

Industrials (12.0%)
257,021	Atlas Copco AB, Class A	9,071,949	0.5%
72,991	Honeywell International, Inc.	12,607,735	0.7%
103,820	Legrand SA	8,103,013	0.5%
349,600	Mitsubishi Corporation	8,891,872	0.5%
371,470	RELX plc	8,943,298	0.5%
580,800	Sumitomo Electric Industries, Ltd.	7,964,951	0.5%
54,193	United Technologies Corporation	7,781,031	0.4%
	Other Securities^	149,875,684	8.4%

	Total	213,239,533

Information Technology (14.2%)
85,495	Apple, Inc.	21,267,736	1.2%
179,145	CGI, Inc.[a]	13,925,188	0.8%
300,759	Cisco Systems, Inc.	14,289,060	0.8%
334,530	Halma plc	8,117,538	0.5%
42,308	MasterCard, Inc.	11,711,277	0.7%
259,063	Microsoft Corporation	37,141,863	2.1%
89,589	PayPal Holdings, Inc.[a]	9,326,215	0.5%
66,817	Texas Instruments, Inc.	7,883,738	0.5%
87,283	Visa, Inc.	15,611,437	0.9%
	Other Securities^	112,891,438	6.2%

	Total	252,165,490

Materials (3.1%)
	Other Securities^	55,728,303	3.1%

	Total	55,728,303

Real Estate (4.2%)
	Other Securities^	74,031,793	4.2%

	Total	74,031,793

Utilities (1.0%)
	Other Securities^	17,727,244	1.0%

	Total	17,727,244

	Total Common Stock (cost $1,239,044,096)	1,469,247,498

Shares	Registered Investment Companies (2.1%)	Value	% of Net Assets
Unaffiliated (2.1%)
628,028	iShares Russell Mid Cap ETF	35,514,983	2.0%
	Other Securities^	1,525,473	0.1%

	Total	37,040,456

	Total Registered Investment Companies (cost $36,617,124)	37,040,456

The accompanying Notes to Financial Statements are an integral part of this schedule.

GLOBAL STOCK FUND

Summary Schedule of Investments as of October 31, 2019

Shares	Collateral Held for Securities Loaned (0.1%)	Value	% of Net Assets
2,239,927	Thrivent Cash Management Trust	$2,239,927	0.1%

	Total Collateral Held for Securities Loaned (cost $2,239,927)	2,239,927

Shares or Principal Amount	Short-Term Investments (15.1%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
14,200,000	1.920%, 12/11/2019[c,d]	14,173,651	0.8%
22,700,000	1.660% - 2.010%, 11/5/2019 - 1/10/2020[c,d]	22,671,471	1.2%
23,234,368	Thrivent Core Short-Term Reserve Fund 2.110%	232,343,678	13.1%

	Total Short-Term Investments (cost $269,184,025)	269,188,800

	Total Investments (cost $1,547,085,172) 100.1%	$1,777,716,681

	Other Assets and Liabilities, Net (0.1%)	(2,563,889)

	Total Net Assets 100.0%	$1,775,152,792

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	Denotes securities sold under Rule 144A of the Securities

Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $22,793,679 or 1.3% of total net assets.

c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Global Stock Fund as of October 31, 2019:

Securities Lending Transactions
Common Stock	$2,134,719

Total lending	$2,134,719
Gross amount payable upon return of collateral for securities loaned	$2,239,927

Net amounts due to counterparty	$105,208

        Definitions:

ETF	-	Exchange Traded Fund

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$268,480,401
Gross unrealized depreciation	(40,937,663)

Net unrealized appreciation (depreciation)	$227,542,738
Cost for federal income tax purposes	$1,555,761,484

The accompanying Notes to Financial Statements are an integral part of this schedule.

GLOBAL STOCK FUND

Summary Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Global Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	84,074,704	65,121,274	18,953,430	–
Consumer Discretionary	167,979,239	110,208,859	57,770,380	–
Consumer Staples	84,686,065	21,844,161	62,841,904	–
Energy	50,044,853	31,224,498	18,820,355	–
Financials	276,633,650	138,377,847	138,255,803	–
Health Care	192,936,624	128,516,477	64,420,147	–
Industrials	213,239,533	102,294,942	110,944,591	–
Information Technology	252,165,490	206,914,582	45,250,908	–
Materials	55,728,303	26,783,650	28,944,653	–
Real Estate	74,031,793	26,184,569	47,845,971	1,253
Utilities	17,727,244	7,095,644	10,631,600	–
Registered Investment Companies
Unaffiliated	37,040,456	37,040,456	–	–
Short-Term Investments	36,845,122	–	36,845,122	–

Subtotal Investments in Securities	$1,543,133,076	$901,606,959	$641,524,864	$1,253

Other Investments *	Total

Affiliated Short-Term Investments	232,343,678
Collateral Held for Securities Loaned	2,239,927

Subtotal Other Investments	$234,583,605

Total Investments at Value	$1,777,716,681

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	9,385,350	9,385,350	–	–

Total Asset Derivatives	$9,385,350	$9,385,350	$–	$–

Liability Derivatives
Futures Contracts	3,797,809	3,797,809	–	–

Total Liability Derivatives	$3,797,809	$3,797,809	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GLOBAL STOCK FUND

Summary Schedule of Investments as of October 31, 2019

The following table presents Global Stock Fund’s futures contracts held as of October 31, 2019. Investments and/or cash totaling $36,645,234 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CME E-mini S&P 500 Index	1,036	December 2019	$155,446,062	$1,808,378
CME Euro Foreign Exchange Currency	1,063	December 2019	147,055,329	1,452,415
Eurex Euro STOXX 50 Index	3,815	December 2019	149,310,171	4,035,282
ICE US mini MSCI Emerging Markets Index	2,647	December 2019	135,740,015	2,089,275

Total Futures Long Contracts			$587,551,577	$9,385,350

CME E-mini Russell 2000 Index	(686)	December 2019	($52,570,338)	($1,054,283)
ICE mini MSCI EAFE Index	(1,514)	December 2019	(145,416,514)	(2,743,526)

Total Futures Short Contracts			($197,986,852)	($3,797,809)

Total Futures Contracts			$389,564,725	$5,587,541

Reference Description:
CME	- Chicago Mercantile Exchange
EAFE	- Europe, Australasia and Far East
ICE	- Intercontinental Exchange
MSCI	- Morgan Stanley Capital International
S&P	- Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2019, for Global Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Foreign Exchange Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$1,452,415
Total Foreign Exchange Contracts		1,452,415
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	7,932,935
Total Equity Contracts		7,932,935

Total Asset Derivatives		$9,385,350

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	3,797,809
Total Equity Contracts		3,797,809

Total Liability Derivatives		$3,797,809

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2019, for Global Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(5,944,973)
Total Equity Contracts		(5,944,973)

Foreign Exchange Contracts
Futures	Net realized gains/(losses) on Futures contracts	(3,660,424)
Total Foreign Exchange Contracts		(3,660,424)

Total		($9,605,397)

The accompanying Notes to Financial Statements are an integral part of this schedule.

GLOBAL STOCK FUND

Summary Schedule of Investments as of October 31, 2019

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2019, for Global Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Foreign Exchange Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,452,415
Total Foreign Exchange Contracts		1,452,415

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	12,669,344
Total Equity Contracts		12,669,344

Total		$14,121,759

The following table presents Global Stock Fund’s average volume of derivative activity during the period ended October 31, 2019.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$293,972,220
Futures - Short	(172,939,652)
Foreign Exchange Contracts
Futures - Long	61,917,050

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Global Stock Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$89,184	$846,011	$702,851	$232,344	23,234	13.1%
Total Affiliated Short-Term Investments	89,184			232,344		13.1
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	22,092	172,924	192,776	2,240	2,240	0.1
Total Collateral Held for Securities Loaned	22,092			2,240		0.1
Total Value	$111,276			$234,584

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 10/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$–	$–	$–	$3,029
Total Income from Affiliated Investments				$3,029
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	198
Total Affiliated Income from Securities Loaned, Net				$198
Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (99.4%)	Value
Asset-Backed Securities (5.3%)
	Goodgreen
	3.860%, 10/15/2054, Ser.
$469,855	2019-1A, Class Aa	$497,878
	Navient Student Loan Trust
	2.423%, (LIBOR 1M + 0.600%), 7/26/2066, Ser.
500,000	2017-3A, Class A2[a,b]	500,875
	2.573%, (LIBOR 1M + 0.750%), 7/26/2066, Ser.
266,613	2017-1A, Class A2[a,b]	266,916
	Northstar Education Finance, Inc.
	2.523%, (LIBOR 1M + 0.700%), 12/26/2031, Ser.
203,501	2012-1, Class Aa,b	202,039
	SBA Small Business Investment Companies
889,670	3.548%, 9/10/2028, Ser. 2018-10B, Class 1	941,201
	SLM Student Loan Trust
	2.223%, (LIBOR 1M + 0.400%), 3/25/2025, Ser.
181,652	2010-1, Class Ab	176,681
	U.S. Small Business Administration
	3.191%, 3/10/2024, Ser.
286,362	2014-10A, Class 1	292,435

	Total	2,878,025

Collateralized Mortgage Obligations (12.0%)
	Federal Home Loan Mortgage Corporation Whole Loan Securities Trust
	3.000%, 7/25/2046, Ser.
380,660	2016-SC01, Class 1Ac	385,734
	Federal Home Loan Mortgage Corporation - REMIC
	3.859%, 11/25/2028, Ser.
100,000	K086, Class A2[b,c]	112,861
	1.750%, 12/15/2042, Ser.
408,191	4141, Class KM	396,866
	3.000%, 5/15/2045, Ser.
362,813	4631, Class PA	375,576
	3.000%, 7/15/2046, Ser.
581,847	4750, Class PA	586,106
	3.000%, 3/15/2047, Ser.
374,244	4734, Class JA	385,333
	3.500%, 8/15/2047, Ser.
450,440	4860, Class CA	472,427
	2.000%, 9/25/2049, Ser.
490,533	4906, Class KE	483,932
	Federal National Mortgage Association - REMIC
	3.000%, 2/25/2040, Ser.
560,725	2018-13, Class EB	566,396
	3.250%, 6/25/2043, Ser.
427,366	2013-60, Class PT	442,474
	2.000%, 4/25/2045, Ser.
508,733	2015-22, Class EG	506,375
	3.000%, 3/25/2046, Ser.
472,659	2016-66, Class PA	484,295
	3.000%, 6/25/2046, Ser.
200,656	2017-58, Class P	207,789
	3.500%, 12/25/2047, Ser.
388,115	2018-41, Class PB	400,215
	Seasoned Credit Risk Transfer Trust
	3.000%, 8/25/2056, Ser.
685,491	2017-2, Class HAc	700,870

	Total	6,507,249

Commercial Mortgage-Backed Securities (14.8%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certficates
	3.650%, 2/25/2028, Ser.
250,000	K075, Class A2[b,c]	276,623
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
	2.776%, 3/25/2023, Ser.
300,111	K724, Class A1[c]	304,515
	3.430%, 1/25/2027, Ser.
500,000	K063, Class A2[b,c]	542,993
	3.444%, 12/25/2027, Ser.
664,000	K072, Class A2[c]	724,353
	3.900%, 4/25/2028, Ser.
500,000	K076, Class A2[c]	562,412
	3.900%, 8/25/2028, Ser.
550,000	K081, Class A2[b,c]	620,654
	3.780%, 10/25/2028, Ser.
500,000	K084, Class A2[b,c]	560,627
	3.505%, 3/25/2029, Ser.
550,000	K091, Class A2[c]	610,968
	3.000%, 3/15/2045, Ser.
425,909	4741, Class GA	438,312
	Federal National Mortgage Association
275,000	3.640%, 6/1/2028	295,502
125,000	3.710%, 7/1/2028	133,498
500,000	3.830%, 10/1/2028	541,299
	Federal National Mortgage Association - ACES
	3.560%, 9/25/2021, Ser.
340,961	2018-M5, Class A2[b]	347,294
	3.346%, 3/25/2024, Ser.
415,000	2014-M4, Class A2[b]	436,482
	2.961%, 2/25/2027, Ser.
160,000	2017-M7, Class A2[b]	168,787
	3.555%, 9/25/2028, Ser.
500,000	2019-M1, Class A2[b]	551,070
	2.937%, 4/25/2029, Ser.
500,000	2019-M9, Class A2	526,440
	FRESB Multifamily Mortgage Pass-Through Trust
	2.950%, 8/25/2027, Ser.
410,456	2017-SB40, Class A10Fb,c	427,807

	Total	8,069,636

Consumer Cyclical (1.2%)
	California Institute of Technology
75,000	4.700%, 11/1/2111	97,113
	Dartmouth College
125,000	3.760%, 6/1/2043	138,788
	Massachusetts Institute of Technology
125,000	4.678%, 7/1/2114	169,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (99.4%)	Value
Consumer Cyclical (1.2%) - continued
	President and Fellows of Harvard College
$125,000	3.619%, 10/1/2037	$138,020
	Stanford Junior University
125,000	3.563%, 6/1/2044	138,328

	Total	681,949

Energy (0.5%)
	Petroleos Mexicanos
275,000	2.378%, 4/15/2025	279,071

	Total	279,071

Financials (3.3%)
	HSBC Bank Canada
250,000	3.300%, 11/28/2021[a]	257,258
	Korea Development Bank
500,000	2.837%, (LIBOR 3M + 0.705%), 2/27/2022[b]	503,377
	Private Export Funding Corporation
1,000,000	2.050%, 11/15/2022	1,010,080

	Total	1,770,715

Foreign Government (4.6%)
	Development Bank of Japan, Inc.
250,000	2.125%, 9/1/2022[a]	250,867
	Export Development Canada
500,000	2.500%, 1/24/2023	513,860
	Jordan Government International Bond
500,000	2.503%, 10/30/2020	503,983
	Province of British Columbia Canada
450,000	1.750%, 9/27/2024	451,720
	Province of Ontario Canada
250,000	3.400%, 10/17/2023	265,878
	Province of Quebec Canada
500,000	2.750%, 4/12/2027	529,294

	Total	2,515,602

Mortgage-Backed Securities (19.1%)
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,550,000	3.000%, 11/1/2034[d]	1,587,085
400,000	2.500%, 12/1/2034[d]	404,125
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,825,000	3.500%, 11/1/2049[d]	1,873,904
6,425,000	3.000%, 12/1/2049[d]	6,522,652

	Total	10,387,766

U.S. Government & Agencies (38.6%)
	Federal Farm Credit Bank
500,000	2.210%, 8/1/2024	514,758
	Federal Home Loan Bank
500,000	3.250%, 11/16/2028	557,167
	Tennessee Valley Authority
475,000	5.250%, 9/15/2039	666,118
	U.S. Treasury Bonds
325,000	2.250%, 11/15/2027	340,082
115,000	5.500%, 8/15/2028	151,054
2,250,000	2.625%, 2/15/2029	2,432,461
500,000	4.750%, 2/15/2037	711,172
625,000	3.000%, 5/15/2042	721,387
2,455,000	2.500%, 5/15/2046	2,611,315
960,000	2.875%, 5/15/2049	1,104,975
	U.S. Treasury Bonds, TIPS
527,963	0.125%, 1/15/2023	524,692
374,297	2.375%, 1/15/2025	415,981
385,775	2.125%, 2/15/2040	507,398
	U.S. Treasury Notes
1,250,000	2.500%, 1/31/2024	1,299,756
250,000	1.250%, 8/31/2024	246,943
3,500,000	2.125%, 11/30/2024	3,598,164
3,150,000	2.875%, 7/31/2025	3,374,438
1,125,000	2.625%, 1/31/2026	1,193,862

	Total	20,971,723

	Total Long-Term Fixed Income (cost $51,566,734)	54,061,736

Shares or Principal Amount	Short-Term Investments (19.4%)	Value
	Federal Home Loan Bank Discount Notes
300,000	1.980%, 11/5/2019[e,f]	299,944
	Thrivent Core Short-Term Reserve Fund
1,026,037	2.110%	10,260,370

	Total Short-Term Investments (cost $10,560,304)	10,560,314

	Total Investments (cost $62,127,038) 118.8%	$64,622,050

	Other Assets and Liabilities, Net (18.8%)	(10,230,348)

	Total Net Assets 100.0%	$54,391,702

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $1,975,833 or 3.6% of total net assets.

b

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the security is insured or guaranteed.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
f	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2019

Definitions:

ACES	-	Alternative Credit Enhancement Securities
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,017,849
Gross unrealized depreciation	(75,295)

Net unrealized appreciation (depreciation)	$1,942,554
Cost for federal income tax purposes	$62,714,297

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Government Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	2,878,025	–	2,878,025	–
Collateralized Mortgage Obligations	6,507,249	–	6,507,249	–
Commercial Mortgage-Backed Securities	8,069,636	–	8,069,636	–
Consumer Cyclical	681,949	–	681,949	–
Energy	279,071	–	279,071	–
Financials	1,770,715	–	1,770,715	–
Foreign Government	2,515,602	–	2,515,602	–
Mortgage-Backed Securities	10,387,766	–	10,387,766	–
U.S. Government & Agencies	20,971,723	–	20,971,723	–
Short-Term Investments	299,944	–	299,944	–

Subtotal Investments in Securities	$54,361,680	$–	$54,361,680	$–

Other Investments *	Total

Affiliated Short-Term Investments	10,260,370

Subtotal Other Investments	$10,260,370

Total Investments at Value	$64,622,050

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	72,361	72,361	–	–

Total Asset Derivatives	$72,361	$72,361	$–	$–

Liability Derivatives
Futures Contracts	37,560	37,560	–	–

Total Liability Derivatives	$37,560	$37,560	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2019

The following table presents Government Bond Fund’s futures contracts held as of October 31, 2019. Investments and/or cash totaling $299,944 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 2-Yr. U.S. Treasury Note	45	December 2019	$9,719,786	($17,717)
CME Ultra Long Term U.S. Treasury Bond	5	December 2019	959,009	(10,259)

Total Futures Long Contracts			$10,678,795	($27,976)

CBOT 10-Yr. U.S. Treasury Note	(44)	December 2019	($5,773,016)	$39,953
CBOT 5-Yr. U.S. Treasury Note	(12)	December 2019	(1,420,853)	(9,584)
CBOT U.S. Long Bond	(5)	December 2019	(816,515)	9,640
Ultra 10-Yr. U.S. Treasury Note	(9)	December 2019	(1,301,752)	22,768

Total Futures Short Contracts			($9,312,136)	$62,777

Total Futures Contracts			$1,366,659	$34,801

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2019, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$72,361
Total Interest Rate Contracts		72,361

Total Asset Derivatives		$72,361

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	37,560
Total Interest Rate Contracts		37,560

Total Liability Derivatives		$37,560

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2019, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	1,740
Futures	Net realized gains/(losses) on Futures contracts	(511,178)
Total Interest Rate Contracts		(509,438)

Total		($509,438)

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2019

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2019, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(93,794)
Total Interest Rate Contracts		(93,794)

Total		($93,794)

The following table presents Government Bond Fund’s average volume of derivative activity during the period ended October 31, 2019.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$12,055,077
Futures - Short	(10,298,371)
Written Options	(41,316)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Government Bond Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Short-Term Investments Core Short-Term Reserve, 2.110%	$8,971	$34,715	$33,426	$10,260	1,026	18.9%

Total Affiliated Short-Term Investments	8,971			10,260		18.9

Total Value	$8,971			$10,260

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 – 10/31/2019
Affiliated Short-Term Investments Core Short-Term Reserve, 2.110%	$–	$–	$–	$259

Total Income from Affiliated Investments				$259

Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH INCOME MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (94.6%)	Value
Arizona (1.3%)
	Industrial Development Auth. City of Phoenix
$185,000	1.270%, 11/15/2052, Ser. Aa	$185,000

	Total	185,000

California (4.1%)
	California Municipal Finance Auth. Rev. (LINXS APM)
225,000	5.000%, 12/31/2043, Ser. A, AMT	263,259
	California Pollution Control Financing Auth. Rev. Refg. (San Diego County Water Auth. Desalination)
250,000	5.000%, 7/1/2039[b]	301,550

	Total	564,809

Colorado (7.2%)
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. Refg. (Union Colony School)
225,000	5.000%, 4/1/2048	262,429
	Colorado High Performance Transportation Enterprise Rev.
225,000	5.000%, 12/31/2056	245,461
	Denver, CO Health and Hospital Auth. Healthcare Rev.
230,000	5.000%, 12/1/2039, Ser. A	252,016
	Denver, CO Urban Renewal Auth. Rev. (9th and Colorado Urban Redevelopment Area)
225,000	5.250%, 12/1/2039, Ser. Ab	240,687

	Total	1,000,593

Delaware (1.9%)
	Kent County, DE Student Housing and Dining Fac. Rev. (CHF-Dover, LLC - Delaware State University)
230,000	5.000%, 7/1/2040, Ser. A	258,106

	Total	258,106

Florida (2.6%)
	Florida State Higher Educational Fac. Financing Auth. Rev. (Ringling College)
300,000	5.000%, 3/1/2049	352,947

	Total	352,947

Georgia (6.0%)
	DeKalb County, GA Housing Auth. Senior Living Rev. Refg. (Baptist Retirement Communities of Georgia, Inc. and Clairmont Crest, Inc.)
250,000	5.125%, 1/1/2049, Ser. Ab	241,722
	Main Street Natural Gas, Inc. Rev.
250,000	5.000%, 5/15/2028, Ser. A	303,287
	Municipal Electric Auth. of Georgia Rev. (Plant Vogtle Units 3 & 4)
250,000	5.000%, 1/1/2056, Ser. A	288,193

	Total	833,202

Guam (1.3%)
	Guam Government International Bond
150,000	5.000%, 11/15/2031, AMT	175,536

	Total	175,536

Illinois (7.2%)
	Chicago, IL G.O.
250,000	5.000%, 1/1/2039, Ser. A	283,645
	Illinois Finance Auth. Student Housing and Academic Fac. Rev. (University of Illinois at Chicago)
150,000	5.000%, 2/15/2037	171,363
	Illinois State G.O.
235,000	5.000%, 12/1/2025, Ser. B	266,349
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion) (NATL-RE Insured)
220,000	5.500%, 6/15/2029, Ser. Ac	267,342

	Total	988,699

Indiana (0.8%)
	Knox County, IN Economic Development Rev. Refg. (Good Samaritan Hospital)
105,000	5.000%, 4/1/2037, Ser. A	108,445

	Total	108,445

Iowa (2.4%)
	Iowa Finance Auth. Rev. (Lifespace Communities, Inc.)
150,000	5.000%, 5/15/2032, Ser. A	170,588
	Iowa Finance Auth. Rev. (Northcrest Inc.)
150,000	5.000%, 3/1/2038, Ser. A	164,163

	Total	334,751

Maryland (3.4%)
	Maryland Economic Development Corporation Rev. (Seagirt Marine Terminal)
200,000	5.000%, 6/1/2044, Ser. A, AMT	238,904
	Prince George’s County, MD (West Phalia Town Center)
200,000	5.000%, 7/1/2030[b]	227,314

	Total	466,218

Michigan (3.9%)
	Downriver Utility Wastewater Auth. Rev. Refg. (AGM Insured)
225,000	5.000%, 4/1/2031[c]	272,412
	Michigan Strategic Rev.
225,000	5.000%, 12/31/2043, AMT	267,417

	Total	539,829

Minnesota (2.1%)
	Duluth, MN Economic Development Auth. Health Care Fac. Rev. Refg. (Essentia Health Obligated Group)
50,000	5.000%, 2/15/2033, Ser. A	60,404

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH INCOME MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (94.6%)	Value
Minnesota (2.1%) - continued
	St. Joseph, MN Senior Housing & Healthcare Rev. (Woodcrest of Country Manor)
$225,000	5.000%, 7/1/2055, Ser. A	$236,149

	Total	296,553

Missouri (4.5%)
	Kansas City, MO Industrial Development Auth. Rev. (Kansas City International Airport Terminal Modernization)
200,000	5.000%, 3/1/2046, Ser. B, AMT	237,260
	Lee’s Summit, MO Industrial Development Auth. Senior Living Fac. Rev. Refg. (John Knox Village)
140,000	5.000%, 8/15/2042, Ser. A	156,612
	Missouri Health and Educational Fac. Auth. Rev. (Maryville University of St. Louis)
200,000	5.000%, 6/15/2045, Ser. A	232,718

	Total	626,590

Nebraska (1.9%)
	Douglas County, NE Hospital Auth. No. 2 Health Fac. Rev. (Children’s Hospital Obligated Group)
225,000	5.000%, 11/15/2047	261,335

	Total	261,335

Nevada (3.8%)
	Carson City, NV Hospital Rev. Refg. (Carson Tahoe Regional Medical Center)
225,000	5.000%, 9/1/2042, Ser. A	261,880
	Director of the State of Nevada Department of Business & Industry Rev. (Somerset Academy of Las Vegas)
250,000	5.000%, 12/15/2048, Ser. Ab	268,760

	Total	530,640

New Jersey (4.1%)
	New Jersey Transportation Trust Fund Auth. Rev.
225,000	5.000%, 6/15/2045, Ser. AA	249,183
	Tobacco Settlement Financing Corporation Rev. Refg.
275,000	5.250%, 6/1/2046, Ser. A	319,426

	Total	568,609

New York (3.8%)
	New York City Trust for Cultural Resources Rev. Refg. (Carnegie Hall)
200,000	5.000%, 12/1/2039	254,636
	New York Transportation Development Corporation Special Fac. Rev. (LaGuardia Airport)
225,000	5.000%, 1/1/2036, AMT	266,960

	Total	521,596

North Dakota (1.9%)
	University of North Dakota C.O.P. (Infrastructure Energy Improvement)
225,000	5.000%, 4/1/2048, Ser. A	264,643

	Total	264,643

Ohio (2.5%)
	Buckeye, OH Tobacco Settlement Financing Auth. Rev.
230,000	5.125%, 6/1/2024, Ser. A-2	230,315
	Ohio Higher Educational Fac. Commission Rev. Refg. (University of Findlay)
100,000	5.000%, 3/1/2034	115,324

	Total	345,639

Oregon (0.9%)
	Salem, OR Hospital Fac. Auth. Rev (Capital Manor)
100,000	5.000%, 5/15/2026	118,999

	Total	118,999

Pennsylvania (6.9%)
	Pennsylvania Economic Development Financial Auth. Solid Waste Disposal Rev. (CarbonLite P, LLC)
250,000	5.750%, 6/1/2036, AMT[b]	266,273
	Pennsylvania Economic Development Financing Auth. Rev. Refg. (Tapestry Moon Senior Housing)
145,000	6.750%, 12/1/2053, Ser. Ab	146,457
	Pennsylvania Turnpike Commission Rev. Refg.
225,000	5.000%, 12/1/2032	282,526
	Philadelphia, PA Auth. for Industrial Development Rev. (Cathedral Village)
250,000	5.000%, 4/1/2039	264,065

	Total	959,321

Tennessee (2.6%)
	Metropolitan Government of Nashville and Davidson County, TN Health and Educational Fac. Rev. Refg. (Trevecca Nazarene University)
300,000	5.000%, 10/1/2034	357,198

	Total	357,198

Texas (6.1%)
	Red River Education Finance Corporation Rev. Refg. (St. Edwards University)
250,000	5.000%, 6/1/2027	291,637
	Tarrant County Cultural Education Fac. Finance Corporation Rev. Refg. (Trinity Terrace)
235,000	5.000%, 10/1/2044, Ser. A-1	254,867

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH INCOME MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (94.6%)	Value
Texas (6.1%) - continued
	Texas Private Activity Bond Surface Transportation Corporation Rev. (Segment 3C)
$250,000	5.000%, 6/30/2058, AMT	$291,180

	Total	837,684

Utah (2.0%)
	Salt Lake City, UT Airport Rev.

225,000	5.000%, 7/1/2036, Ser. A, AMT	272,432

	Total	272,432

Virginia (3.8%)
	Virginia Small Business Financing Auth. Rev. (95 Express Lanes, LLC)
250,000	5.000%, 7/1/2049, AMT	265,868
	Virginia Small Business Financing Auth. Rev. (Transform 66 P3)
230,000	5.000%, 12/31/2047, AMT	264,983

	Total	530,851

Washington (1.8%)
	Pend Oreille County, WA Public Utility District No. 1 Rev. Refg. (Box Canyon Production System)
225,000	5.000%, 1/1/2023	248,281

	Total	248,281

Wisconsin (3.8%)
	Wisconsin Health & Educational Fac. Auth. Rev. (PHW Oconomowoc, Inc.)
250,000	5.125%, 10/1/2048	268,030
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Benevolent Corporation Cedar Community)
240,000	5.000%, 6/1/2037	259,543

	Total	527,573

	Total Long-Term Fixed Income (cost $12,362,781)	13,076,079

Principal Amount	Short-Term Investments (4.0%)[d]	Value
	Federal Home Loan Bank Discount Notes
300,000	1.660%, 12/18/2019[e]	299,346
	U.S. Treasury Bills
250,000	1.701%, 8/13/2020	246,994

	Total Short-Term Investments (cost $545,971)	546,340

	Total Investments (cost $12,908,752) 98.6%	$13,622,419

	Other Assets and Liabilities, Net 1.4%	193,016

	Total Net Assets 100.0%	$13,815,435

a

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $1,692,763 or 12.3% of total net assets.

c

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

AGM	-	Assured Guaranty Municipal Corporation
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
Fac.	-	Facility/Facilities
G.O.	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corporation
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$667,417
Gross unrealized depreciation	(3,620)

Net unrealized appreciation (depreciation)	$663,797

Cost for federal income tax purposes	$12,981,513

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH INCOME MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing High Income Municipal Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income Education	2,745,713	–	2,745,713	–
Electric Revenue	536,474	–	536,474	–
Foreign Government	175,536	–	175,536	–
General Obligation	549,994	–	549,994	–
Health Care	2,402,443	–	2,402,443	–
Housing Finance	628,866	–	628,866	–
Industrial Development Revenue	686,325	–	686,325	–
Other Revenue	1,375,081	–	1,375,081	–
Tax Revenue	494,656	–	494,656	–
Transportation	2,640,756	–	2,640,756	–
Water & Sewer	840,235	–	840,235	–
Short-Term Investments	546,340	–	546,340	–

Total Investments at Value	$13,622,419	$–	$13,622,419	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	22,891	22,891	–	–

Total Asset Derivatives	$22,891	$22,891	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

The following table presents High Income Municipal Bond Fund’s futures contracts held as of October 31, 2019. Investments and/or cash totaling $299,346 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT U.S. Long Bond	(7)	December 2019	($1,152,516)	$22,891

Total Futures Short Contracts			($1,152,516)	$22,891

Total Futures Contracts			($1,152,516)	$22,891

Reference Description:

CBOT	-	Chicago Board of Trade

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2019, for High Income Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$22,891
Total Interest Rate Contracts		22,891

Total Asset Derivatives		$22,891

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH INCOME MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2019

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2019, for High Income Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(140,660)
Total Interest Rate Contracts		(140,660)

Total		($140,660)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2019, for High Income Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	22,748
Total Interest Rate Contracts		22,748

Total		$22,748

The following table presents High Income Municipal Bond Fund’s average volume of derivative activity during the period ended October 31, 2019.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Short	($796,871)

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (4.5%)	Value	% of Net Assets
Basic Materials (0.2%)
	Other Securities^	$1,318,402	0.2%

	Total	1,318,402

Capital Goods (0.7%)
	Navistar, Inc., Term Loan
$3,711,667	5.420%, (LIBOR 1M + 3.500%), ll/6/2024[a,b]	3,667,609	0.5%
	Other Securities^	1,908,462	0.2%

	Total	5,576,071

Communications Services (1.2%)
	Frontier Communications Corporation, Term Loan
3,641,187	5.540%, (LIBOR 1M + 3.750%), 6/15/2024[a,b]	3,623,892	0.5%
	Windstream Services, LLC, Term Loan
5,645,000	9.750%, (PRIME + 5.000%), 3/30/2021[a],b,c,d,e	5,696,426	0.7%

	Total	9,320,318

Consumer Cyclical (1.1%)
	Other Securities^	8,491,446	1.1%

	Total	8,491,446

Consumer Non-Cyclical (0.4%)
	Other Securities^	3,482,924	0.4%

	Total	3,482,924

Financials (0.9%)
	Other Securities^	6,856,121	0.9%

	Total	6,856,121

	Total Bank Loans (cost $35,343,383)	35,045,282

Principal Amount	Long-Term Fixed Income (89.7%)	Value	% of Net Assets
Basic Materials (6.0%)
	Cleveland-Cliffs, Inc.
3,745,000	5.750%, 3/1/2025[f]	3,698,187	0.5%
	Other Securities^	43,275,293	5.5%

	Total	46,973,480

Capital Goods (10.1%)
	Ardagh Packaging Finance plc
4,705,000	5.250%, 8/15/2027[g]	4,822,625	0.6%
3,280,000	6.000%, 2/15/2025[g]	3,444,000	0.4%
	Berry Plastics Corporation
3,740,000	5.125%, 7/15/2023	3,833,500	0.5%
	Bombardier, Inc.
4,210,000	7.875%, 4/15/2027[g]	3,978,450	0.5%
	H&E Equipment Services, Inc.
4,140,000	5.625%, 9/1/2025	4,352,175	0.6%
	United Rentals North America, Inc.
3,760,000	5.875%, 9/15/2026	3,990,300	0.5%
	Other Securities^	53,981,897	7.0%

	Total	78,402,947

Communications Services (14.7%)
	Altice Luxembourg SA
2,340,000	10.500%, 5/15/2027[g]	2,647,125	0.4%
	CCO Holdings, LLC
6,720,000	5.875%, 4/1/2024[g]	7,005,600	0.9%
3,050,000	5.375%, 6/1/2029[g]	3,255,875	0.4%
	CCOH Safari, LLC
4,795,000	5.750%, 2/15/2026[g]	5,063,520	0.7%
	CSC Holdings, LLC
4,910,000	6.500%, 2/1/2029[g]	5,499,200	0.7%
	Embarq Corporation
4,675,000	7.995%, 6/1/2036	4,628,250	0.6%
	Intelsat Jackson Holdings SA
7,430,000	5.500%, 8/1/2023	6,947,050	0.9%
	Level 3 Financing, Inc.
4,780,000	5.375%, 5/1/2025	4,941,325	0.6%
1,500,000	5.250%, 3/15/2026	1,565,625	0.2%
	Neptune Finco Corporation
4,245,000	10.875%, 10/15/2025[g]	4,790,313	0.6%
	SFR Group SA
2,350,000	7.375%, 5/1/2026[g]	2,516,486	0.3%
	Sprint Capital Corporation
940,000	6.875%, 11/15/2028	1,019,900	0.1%
	Sprint Communications, Inc.
4,640,000	6.000%, 11/15/2022	4,906,800	0.6%
	Sprint Corporation
7,260,000	7.625%, 2/15/2025	7,976,925	1.0%
	Virgin Media Secured Finance plc
3,500,000	5.500%, 5/15/2029[g]	3,718,750	0.5%
	Other Securities^	48,352,223	6.2%

	Total	114,834,967

Consumer Cyclical (14.2%)
	Cinemark USA, Inc.
4,205,000	4.875%, 6/1/2023	4,268,075	0.5%
	Dana Financing Luxembourg SARL
3,575,000	6.500%, 6/1/2026[g]	3,753,750	0.5%
	Hanesbrands, Inc.
3,605,000	4.875%, 5/15/2026[g]	3,812,287	0.5%
	Prime Security Services Borrower, LLC
4,230,000	5.750%, 4/15/2026[g]	4,338,394	0.5%
	ServiceMaster Company, LLC
3,740,000	5.125%, 11/15/2024[g]	3,875,575	0.5%
	Six Flags Entertainment Corporation
5,120,000	4.875%, 7/31/2024[g]	5,286,400	0.7%
	Viking Cruises, Ltd.
4,235,000	5.875%, 9/15/2027[g]	4,499,688	0.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (89.7%)	Value	% of Net Assets
Consumer Cyclical (14.2%) - continued
	Other Securities^	$80,925,685	10.4%

	Total	110,759,854

Consumer Non-Cyclical (12.4%)
	Bausch Health Companies, Inc.
$1,875,000	7.250%, 5/30/2029[g]	2,064,844	0.3%
	Centene Escrow Corporation
4,060,000	6.125%, 2/15/2024	4,221,141	0.5%
	Energizer Holdings, Inc.
3,760,000	5.500%, 6/15/2025[g]	3,901,000	0.5%
	HCA, Inc.
7,775,000	4.750% - 5.875%, 5/1/2023 - 2/1/2029	8,534,506	1.2%
	JBS USA
2,760,000	5.500%, 1/15/2030[g]	2,973,900	0.4%
	JBS USA, LLC
4,345,000	6.500%, 4/15/2029[g]	4,833,943	0.6%
2,840,000	5.750%, 6/15/2025[g]	2,950,050	0.4%
	Pilgrim’s Pride Corporation
2,785,000	5.750%, 3/15/2025[g]	2,889,438	0.4%
	Spectrum Brands, Inc.
3,720,000	5.750%, 7/15/2025	3,878,100	0.5%
	Tenet Healthcare Corporation
7,070,000	4.875%, 1/1/2026[g]	7,313,031	0.9%
3,760,000	5.125%, 11/1/2027[g]	3,919,725	0.5%
	Valeant Pharmaceuticals International, Inc.
4,120,000	5.500% - 8.500%,
	3/1/2023 - 1/31/2027[g]	4,428,234	0.6%
	VRX Escrow Corporation
4,705,000	6.125%, 4/15/2025[g]	4,884,378	0.6%
	Other Securities^	39,565,037	5.0%

	Total	96,357,327

Energy (12.3%)
	Boardwalk Pipelines, LP
3,243,000	5.950%, 6/1/2026	3,635,627	0.5%
	Centennial Resource Production, LLC
4,415,000	5.375%, 1/15/2026[g]	4,139,062	0.5%
	Cheniere Corpus Christi Holdings, LLC
5,990,000	7.000%, 6/30/2024	6,888,979	0.9%
	Energy Transfer Operating, LP
3,755,000	5.500%, 6/1/2027	4,215,836	0.5%
	Targa Resources Partners, LP
3,725,000	5.125%, 2/1/2025	3,818,200	0.5%
	Other Securities^	73,017,309	9.4%

	Total	95,715,013

Financials (8.2%)
	Ally Financial, Inc.
3,700,000	5.750%, 11/20/2025	4,120,875	0.5%
	Avolon Holdings Funding, Ltd.
3,260,000	5.125% - 5.500%, 1/15/2023 - 10/1/2023[g]	3,517,633	0.4%
	Credit Acceptance Corporation
3,780,000	6.625%, 3/15/2026[g]	4,016,250	0.5%
	Drawbridge Special Opportunities Fund, LP
3,215,000	5.000%, 8/1/2021[g]	3,248,415	0.4%
	Global Aircraft Leasing Company, Ltd.
3,760,000	6.500%, 9/15/2024[g,h]	3,848,172	0.5%
	Icahn Enterprises, LP
4,690,000	6.250%, 5/15/2026	4,971,400	0.6%
	Park Aerospace Holdings, Ltd.
3,715,000	4.500%, 3/15/2023[g]	3,902,608	0.5%
2,765,000	5.250% - 5.500%, 8/15/2022 - 2/15/2024[g]	2,991,783	0.4%
	Synchrony Financial
3,720,000	3.950%, 12/1/2027	3,875,427	0.5%
	Other Securities^	29,264,431	3.9%

	Total	63,756,994

Technology (5.7%)
	CommScope Technologies Finance, LLC
4,225,000	6.000%, 6/15/2025[g]	3,787,713	0.5%
	Diamond Finance Corporation
4,205,000	7.125%, 6/15/2024[g]	4,458,351	0.6%
	Equinix, Inc.
3,740,000	5.750%, 1/1/2025	3,866,337	0.5%
	Inception Merger Sub, Inc.
5,645,000	8.625%, 11/15/2024[f,g]	5,165,175	0.6%
	NCR Corporation
3,760,000	5.750%, 9/1/2027[g]	3,849,300	0.5%
	Other Securities^	23,578,227	3.0%

	Total	44,705,103

Transportation (2.2%)
	Other Securities^	17,502,571	2.2%

	Total	17,502,571

Utilities (3.9%)
	NextEra Energy Operating Partners, LP
4,710,000	3.875%, 10/15/2026[g]	4,698,225	0.6%
	Other Securities^	25,549,034	3.3%

	Total	30,247,259

	Total Long-Term Fixed Income (cost $695,324,795)	699,255,515

Shares	Collateral Held for Securities Loaned (3.0%)	Value	% of Net Assets
23,247,931	Thrivent Cash Management Trust	23,247,931	3.0%

	Total Collateral Held for Securities Loaned (cost $23,247,931)	23,247,931

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2019

Shares	Preferred Stock (0.3%)	Value	% of Net Assets
Financials (0.3%)
	Other Securities^	$2,688,419	0.3%

	Total	2,688,419

	Total Preferred Stock (cost $2,532,848)	2,688,419

Shares	Common Stock (0.1%)	Value	% of Net Assets
Industrials (<0.1%)
	Other Securities^	122,822	<0.1%

	Total	122,822

Materials (0.1%)
	Other Securities^	462,621	0.1%

	Total	462,621

	Total Common Stock (cost $898,732)	585,443

Shares or Principal Amount	Short-Term Investments (3.5%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
2,717,693	2.110%	27,176,930	3.5%
	Other Securities^	399,538	<0.1%

	Total Short-Term Investments (cost $27,576,334)	27,576,468

	Total Investments (cost $784,924,023) 101.1%	$788,399,058

	Other Assets and Liabilities, Net (1.1%)	(8,400,391)

	Total Net Assets 100.0%	$779,998,667

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	In bankruptcy. Interest is being accrued per the bankruptcy agreement terms.
f	All or a portion of the security is on loan.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $445,725,376 or 57.1% of total net assets.

h

Denotes payment-in-kind security. The security may pay an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of October 31, 2019.

High Yield Fund held restricted securities as of October 31, 2019. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2019, the value of these investments was $8,180 or 0.0% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Fund as of October 31, 2019:

Securities Lending Transactions

Long-Term Fixed Income	$20,843,869
Common Stock	1,057,282

Total lending	$21,901,151
Gross amount payable upon return of collateral for securities loaned	$23,247,931

Net amounts due to counterparty	$1,346,780

        Definitions:

PIK	-	Payment-In-Kind

        Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
PRIME	-	Federal Reserve Prime Loan Rate

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$25,543,015
Gross unrealized depreciation	(22,552,271)

Net unrealized appreciation (depreciation)	$2,990,744

Cost for federal income tax purposes	$785,408,314

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing High Yield Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,318,402	–	1,318,402	–
Capital Goods	5,576,071	–	5,576,071	–
Communications Services	9,320,318	–	9,320,318	–
Consumer Cyclical	8,491,446	–	8,491,446	–
Consumer Non-Cyclical	3,482,924	–	3,482,924	–
Financials	6,856,121	–	6,856,121	–

Long-Term Fixed Income
Basic Materials	46,973,480	–	46,973,480	–
Capital Goods	78,402,947	–	78,402,947	–
Communications Services	114,834,967	–	114,818,020	16,947
Consumer Cyclical	110,759,854	–	110,759,854	–
Consumer Non-Cyclical	96,357,327	–	96,357,327	–
Energy	95,715,013	–	95,715,013	–
Financials	63,756,994	–	63,756,994	–
Technology	44,705,103	–	44,705,103	–
Transportation	17,502,571	–	17,502,571	–
Utilities	30,247,259	–	30,247,259	–

Preferred Stock
Financials	2,688,419	2,688,419	–	–

Common Stock
Industrials	122,822	–	122,822	–
Materials	462,621	462,621	–	–

Short-Term Investments	399,538	–	399,538	–

Subtotal Investments in Securities	$737,974,197	$3,151,040	$734,806,210	$16,947

Other Investments *	Total

Affiliated Short-Term Investments	27,176,930
Collateral Held for Securities Loaned	23,247,931

Subtotal Other Investments	$50,424,861

Total Investments at Value	$788,399,058

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2019, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	153,265
Total Credit Contracts		153,265

Total		$153,265

The following table presents High Yield Fund’s average volume of derivative activity during the period ended October 31, 2019.

Derivative Risk Category	Average Notional Value
Credit Contracts
Credit Default Swaps - Buy Protection	($176,597)
Credit Default Swaps - Sell Protection	112,495

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2019

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in High Yield Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$25,810	$204,744	$203,377	$27,177	2,718	3.5%
Total Affiliated Short-Term Investments	25,810			27,177		3.5
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	53,927	153,708	184,387	23,248	23,248	3.0
Total Collateral Held for Securities Loaned	53,927			23,248		3.0
Total Value	$79,737			$50,425

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 10/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$–	$–	$–	$966
Total Income from Affiliated Investments				$966
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	344
Total Affiliated Income from Securities Loaned, Net				$344
Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (1.4%)	Value	% of Net Assets
Basic Materials (<0.1%)
	Other Securities^	$359,522	<0.1%

	Total	359,522

Capital Goods (0.1%)
	Other Securities^	1,271,791	0.1%

	Total	1,271,791

Communications Services (0.3%)
	Other Securities^	2,740,139	0.3%

	Total	2,740,139

Consumer Cyclical (0.2%)
	Other Securities^	1,928,992	0.2%

	Total	1,928,992

Consumer Non-Cyclical (0.3%)
	Other Securities^	2,458,112	0.3%

	Total	2,458,112

Energy (0.1%)
	Other Securities^	873,756	0.1%

	Total	873,756

Financials (0.3%)
	Other Securities^	2,304,639	0.3%

	Total	2,304,639

Technology (0.1%)
	Other Securities^	594,749	0.1%

	Total	594,749

	Total Bank Loans (cost $12,854,025)	12,531,700

Principal Amount	Long-Term Fixed Income (91.0%)	Value	% of Net Assets
Asset-Backed Securities (1.1%)
	Other Securities^	9,755,822	1.1%

	Total	9,755,822

Basic Materials (2.6%)
	Other Securities^	24,067,080	2.6%

	Total	24,067,080

Capital Goods (3.5%)
	General Electric Capital Corporation
$1,800,000	3.119%, (LIBOR 3M + 1.000%), 3/15/2023[a]	1,789,002	0.2%
	General Electric Company
2,800,000	5.000%, 1/21/2021[a,b]	2,700,488	0.3%
	United Technologies Corporation
2,175,000	4.450%, 11/16/2038	2,601,293	0.3%
2,150,000	4.625%, 11/16/2048	2,697,694	0.3%
	Other Securities^	21,851,962	2.4%

	Total	31,640,439

Collateralized Mortgage Obligations (0.2%)
	Countrywide Alternative Loan Trust
674,026	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	672,815	0.1%
	Other Securities^	825,660	0.1%

	Total	1,498,475

Commercial Mortgage-Backed Securities (0.1%)
	Federal National Mortgage Association
790,047	4.500%, 5/1/2048	832,748	0.1%

	Total	832,748

Communications Services (7.7%)
	AT&T, Inc.
2,880,000	4.250%, 3/1/2027	3,163,120	0.4%
2,500,000	4.550%, 3/9/2049	2,687,626	0.3%
7,699,000	3.400% - 4.500%, 4/1/2024 - 3/9/2048	8,268,323	0.9%
2,150,000	3.312%, (LIBOR 3M + 1.180%), 6/12/2024[a]	2,187,361	0.2%
	CCO Holdings, LLC
720,000	5.125% - 5.500%, 2/15/2023 - 5/1/2026[c]	747,000	<0.1%
	Charter Communications Operating, LLC
2,500,000	4.800%, 3/1/2050	2,536,604	0.3%
3,225,000	4.908% - 6.484%, 7/23/2025 - 10/23/2045	3,749,386	0.4%
	Crown Castle International Corporation
2,340,000	5.250%, 1/15/2023	2,556,192	0.3%
	Time Warner Cable, Inc.
2,200,000	4.125%, 2/15/2021	2,241,846	0.3%
	Time Warner Entertainment Company, LP
780,000	8.375%, 3/15/2023	928,982	0.1%
	Verizon Communications, Inc.
2,600,000	3.258%, (LIBOR 3M + 1.100%), 5/15/2025[a]	2,644,695	0.3%
2,170,000	4.862%, 8/21/2046	2,687,556	0.3%
2,340,000	3.500% - 5.250%, 11/1/2024 - 3/16/2037	2,699,473	0.4%
	Other Securities^	33,560,573	3.5%

	Total	70,658,737

Consumer Cyclical (5.0%)
	Amazon.com, Inc.
2,520,000	4.050%, 8/22/2047	2,995,267	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (91.0%)	Value	% of Net Assets
Consumer Cyclical (5.0%) - continued
	Ford Motor Credit Company, LLC
$8,325,000	2.597% - 5.596%, 11/4/2019 - 11/1/2022	$8,447,403	1.0%
	General Motors Company
2,500,000	5.000%, 10/1/2028	2,685,929	0.3%
770,000	5.000%, 4/1/2035	785,102	0.1%
1,800,000	3.034%, (LIBOR 3M + 0.900%), 9/10/2021[a]	1,800,922	0.2%
	General Motors Financial Company, Inc.
3,390,000	3.450% - 4.000%, 4/10/2022 - 1/15/2025	3,476,409	0.4%
	Other Securities^	25,690,261	2.7%

	Total	45,881,293

Consumer Non-Cyclical (11.5%)
	AbbVie, Inc.
2,540,000	3.200%, 5/14/2026	2,600,458	0.3%
	Altria Group, Inc.
2,850,000	5.800%, 2/14/2039	3,277,706	0.4%
	Anheuser-Busch Companies, LLC
1,790,000	4.700%, 2/1/2036	2,062,189	0.2%
	Anheuser-Busch InBev Worldwide, Inc.
7,225,000	4.000% - 5.550%, 4/13/2028 - 1/23/2049	8,440,721	1.0%
	CVS Health Corporation
3,000,000	4.780%, 3/25/2038	3,331,162	0.4%
2,790,000	5.050%, 3/25/2048	3,195,981	0.4%
3,355,000	3.875% - 4.750%, 12/1/2022 - 7/20/2025	3,591,243	0.4%
	HCA, Inc.
2,500,000	5.125%, 6/15/2039	2,734,925	0.3%
	Smithfield Foods, Inc.
4,500,000	2.650%, 10/3/2021[c]	4,478,873	0.5%
	Other Securities^	71,517,571	7.6%

	Total	105,230,829

Energy (8.3%)
	Energy Transfer Operating, LP
1,800,000	6.000%, 6/15/2048	2,082,545	0.2%
	Energy Transfer Partners, LP
2,520,000	4.200%, 4/15/2027	2,627,895	0.3%
	Marathon Petroleum Corporation
3,220,000	4.750% - 6.500%, 12/15/2023 - 3/1/2041	3,872,707	0.4%
	MPLX, LP
5,730,000	3.500% - 5.200%, 12/1/2022 - 3/1/2047[c]	6,163,139	0.7%
	Regency Energy Partners, LP
2,360,000	5.000%, 10/1/2022	2,507,052	0.3%
	Sunoco Logistics Partners Operations, LP
1,800,000	3.450%, 1/15/2023	1,838,977	0.2%
	Other Securities^	56,383,079	6.2%

	Total	75,475,394

Financials (26.1%)
	Bank of America Corporation
2,750,000	3.194%, 7/23/2030[a]	2,834,994	0.3%
5,450,000	3.875% - 4.200%, 8/26/2024 - 8/1/2025	5,842,702	0.6%
1,857,000	3.004%, 12/20/2023[a]	1,899,501	0.2%
1,800,000	3.705%, 4/24/2028[a]	1,925,911	0.2%
1,800,000	3.093%, 10/1/2025[a]	1,861,002	0.2%
1,640,000	6.500%, 10/23/2024[a,b]	1,859,547	0.2%
1,450,000	4.271%, 7/23/2029[a]	1,611,120	0.2%
1,100,000	3.499%, 5/17/2022[a]	1,123,219	0.1%
	Berkshire Hathaway Finance Corporation
1,050,000	4.250%, 1/15/2049	1,247,889	0.1%
	Citigroup, Inc.
2,630,000	4.400%, 6/10/2025	2,851,224	0.3%
5,745,000	3.700% - 5.500%, 9/13/2025 - 7/23/2048	6,558,237	0.7%
1,900,000	3.352%, 4/24/2025[a]	1,976,285	0.2%
1,440,000	3.568%, (LIBOR 3M + 1.430%), 9/1/2023[a]	1,469,773	0.2%
1,440,000	3.887%, 1/10/2028[a]	1,549,877	0.2%
1,100,000	3.142%, 1/24/2023[a]	1,121,760	0.1%
	Danske Bank AS
2,950,000	5.000%, 1/12/2022[c]	3,108,262	0.3%
	Discover Bank
2,510,000	4.682%, 8/9/2028[a]	2,623,829	0.3%
	Five Corners Funding Trust
2,890,000	4.419%, 11/15/2023[c]	3,141,606	0.3%
	GE Capital International Funding Company
4,900,000	4.418%, 11/15/2035	5,162,241	0.6%
	Goldman Sachs Group, Inc.
2,550,000	3.850%, 7/8/2024	2,703,969	0.3%
2,240,000	5.150%, 5/22/2045	2,689,082	0.3%
3,760,000	3.500% - 4.250%, 3/3/2024 - 11/16/2026	3,993,264	0.5%
1,150,000	2.876%, 10/31/2022[a]	1,165,318	0.1%
1,080,000	2.908%, 6/5/2023[a]	1,097,774	0.1%
	ING Groep NV
2,500,000	4.100%, 10/2/2023	2,669,039	0.3%
	J.P. Morgan Chase & Company
9,570,000	2.295% - 5.500%, 8/15/2021 - 10/15/2040	10,565,452	1.2%
2,100,000	4.452%, 12/5/2029[a]	2,379,481	0.3%
1,810,000	3.166%, (LIBOR 3M + 1.230%), 10/24/2023[a]	1,841,612	0.2%
1,800,000	5.000%, 8/1/2024[a,b]	1,869,084	0.2%
1,400,000	3.882%, 7/24/2038[a]	1,536,553	0.2%
730,000	6.750%, 2/1/2024[a,b]	817,651	0.1%
	Kimco Realty Corporation
2,900,000	3.300%, 2/1/2025	3,012,905	0.3%
	Morgan Stanley
7,515,000	2.500% - 4.875%, 4/21/2021 - 1/27/2045	8,065,818	0.9%
1,810,000	3.336%, (LIBOR 3M + 1.400%), 10/24/2023[a]	1,847,121	0.2%
1,000,000	2.720%, 7/22/2025[a]	1,013,372	0.1%
	Other Securities^	140,748,634	15.5%

	Total	237,785,108

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (91.0%)	Value	% of Net Assets
Foreign Government (0.8%)
	Other Securities^	$7,236,998	0.8%

	Total	7,236,998

Mortgage-Backed Securities (4.2%)
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
$5,755,000	3.000%, 11/1/2034[d]	5,892,693	0.7%
4,575,000	2.500%, 12/1/2034[d]	4,622,180	0.5%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
9,400,000	3.500%, 11/1/2049[d]	9,651,890	1.1%
15,625,000	3.000%, 12/1/2049[d]	15,862,481	1.7%
	Other Securities^	2,077,981	0.2%

	Total	38,107,225

Technology (4. 0%)
	Apple, Inc.
2,550,000	3.250%, 2/23/2026	2,716,028	0.3%
	Diamond 1 Finance Corporation
5,575,000	6.020%, 6/15/2026[c]	6,362,357	0.7%
	Other Securities^	27,244,537	3.0%

	Total	36,322,922

Transportation (1.8%)
	Boeing Company
2,800,000	3.600%, 5/1/2034	3,041,513	0.3%
	Burlington Northern Santa Fe, LLC
3,300,000	4.050% - 4.700%, 9/1/2045 - 6/15/2048	3,896,259	0.4%
	Other Securities^	10,042,371	1.1%

	Total	16,980,143

U.S. Government & Agencies (6.0%)
	U.S. Treasury Bonds
6,000,000	2.750%, 2/15/2028	6,512,813	0.7%
4,500,000	2.875%, 5/15/2028	4,936,113	0.5%
4,000,000	2.375%, 5/15/2029	4,241,406	0.5%
4,100,000	3.000%, 2/15/2049	4,828,230	0.5%
3,000,000	2.875%, 5/15/2049	3,453,047	0.4%
15,000,000	2.250%, 8/15/2049	15,219,141	1.7%
1,600,000	2.250%, 11/15/2027	1,674,250	0.2%
	U.S. Treasury Notes
3,500,000	2.375%, 2/29/2024	3,624,414	0.4%
10,000,000	2.250%, 4/30/2024	10,313,672	1.1%

	Total	54,803,086

Utilities (8.1%)
	AEP Transmission Company, LLC
2,520,000	3.100%, 12/1/2026	2,635,085	0.3%
	Berkshire Hathaway Energy Company
1,425,000	4.450%, 1/15/2049	1,709,552	0.2%
	Consolidated Edison Company of New York, Inc.
2,250,000	4.125%, 5/15/2049	2,571,682	0.3%
	Edison International
5,000,000	5.750%, 6/15/2027[e]	5,428,290	0.6%
	FirstEnergy Corporation
2,520,000	3.900%, 7/15/2027	2,712,014	0.3%
	ITC Holdings Corporation
2,920,000	4.050%, 7/1/2023	3,070,986	0.3%
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	2,443,101	0.3%
	Southern Company
4,370,000	3.250%, 7/1/2026	4,559,117	0.5%
	Other Securities^	48,642,280	5.3%

	Total	73,772,107

	Total Long-Term Fixed Income (cost $781,984,356)	830,048,406

Shares	Collateral Held for Securities Loaned (0.9%)	Value	% of Net Assets
8,586,583	Thrivent Cash Management Trust	8,586,583	0.9%

	Total Collateral Held for Securities Loaned (cost $8,586,583)	8,586,583

Shares	Registered Investment Companies (0.5%)	Value	% of Net Assets
Unaffiliated (0.5%)
45,000	SPDR Bloomberg Barclays High Yield Bond ETF	4,868,550	0.5%

	Total	4,868,550

	Total Registered Investment Companies (cost $4,843,708)	4,868,550

Shares	Preferred Stock (0.2%)	Value	% of Net Assets
Financials (0.2%)
	Other Securities^	1,325,000	0.2%

	Total	1,325,000

	Total Preferred Stock (cost $1,250,000)	1,325,000

Shares or Principal Amount	Short-Term Investments (9.9%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
9,019,581	2.110%	90,195,807	9.9%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2019

Shares or Principal Amount	Short-Term Investments (9.9%)	Value	% of Net Assets
	Other Securities^	$299,179	<0.1%

	Total Short-Term Investments (cost $90,495,011)	90,494,986

	Total Investments (cost $900,013,683) 103.9%	$947,855,225

	Other Assets and Liabilities, Net (3.9%)	(35,627,255)

	Total Net Assets 100.0%	$912,227,970

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

b	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $138,024,968 or 15.1% of total net assets.

d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Fund as of October 31, 2019:

Securities Lending Transactions

Long-Term Fixed Income	$8,276,081

Total lending	$8,276,081
Gross amount payable upon return of collateral for securities loaned	$8,586,583

Net amounts due to counterparty	$310,502

Definitions:

ETF	-	Exchange Traded Fund
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$49,732,310
Gross unrealized depreciation	(2,612,872)

Net unrealized appreciation (depreciation)	$47,119,438

Cost for federal income tax purposes	$900,611,276

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Income Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	359,522	–	199,441	160,081
Capital Goods	1,271,791	–	1,271,791	–
Communications Services	2,740,139	–	2,740,139	–
Consumer Cyclical	1,928,992	–	1,928,992	–
Consumer Non-Cyclical	2,458,112	–	2,458,112	–
Energy	873,756	–	592,670	281,086
Financials	2,304,639	–	2,304,639	–
Technology	594,749	–	594,749	–

Long-Term Fixed Income
Asset-Backed Securities	9,755,822	–	9,755,822	–
Basic Materials	24,067,080	–	24,067,080	–
Capital Goods	31,640,439	–	31,640,439	–
Collateralized Mortgage Obligations	1,498,475	–	1,498,475	–
Commercial Mortgage-Backed Securities	832,748	–	832,748	–
Communications Services	70,658,737	–	70,658,737	–
Consumer Cyclical	45,881,293	–	45,881,293	–
Consumer Non-Cyclical	105,230,829	–	105,230,829	–
Energy	75,475,394	–	75,475,394	–
Financials	237,785,108	–	237,785,108	–
Foreign Government	7,236,998	–	7,236,998	–
Mortgage-Backed Securities	38,107,225	–	38,107,225	–
Technology	36,322,922	–	36,322,922	–
Transportation	16,980,143	–	16,980,143	–
U.S. Government & Agencies	54,803,086	–	54,803,086	–
Utilities	73,772,107	–	73,772,107	–

Registered Investment Companies
Unaffiliated	4,868,550	4,868,550	–	–

Preferred Stock
Financials	1,325,000	–	1,325,000	–
Short-Term Investments	299,179	–	299,179	–
Subtotal Investments in Securities	$849,072,835	$4,868,550	$843,763,118	$441,167

Other Investments *	Total
Affiliated Short-Term Investments	90,195,807
Collateral Held for Securities Loaned	8,586,583

Subtotal Other Investments	$98,782,390

Total Investments at Value	$947,855,225

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	113,079	113,079	–	–

Total Asset Derivatives	$113,079	$113,079	$–	$–

Liability Derivatives
Futures Contracts	237,590	237,590	–	–

Total Liability Derivatives	$237,590	$237,590	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2019

The following table presents Income Fund’s futures contracts held as of October 31, 2019. Investments and/or cash totaling $299,179 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT U.S. Long Bond	104	December 2019	$17,020,590	($237,590)

Total Futures Long Contracts			$17,020,590	($237,590)

CBOT 5-Yr. U.S. Treasury Note	(247)	December 2019	($29,556,252)	$113,079

Total Futures Short Contracts			($29,556,252)	$113,079

Total Futures Contracts			($12,535,662)	($124,511)

Reference Description:
CBOT	- Chicago Board of Trade

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2019, for Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$113,079
Total Interest Rate Contracts		113,079

Total Asset Derivatives		$113,079

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	237,590
Total Interest Rate Contracts		237,590

Total Liability Derivatives		$237,590

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2019, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	19,819
Futures	Net realized gains/(losses) on Futures contracts	402,105

Total Interest Rate Contracts		421,924

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	52,626

Total Credit Contracts		52,626

Total		$474,550

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2019, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(57,944)

Total Interest Rate Contracts		(57,944)

Total		($57,944)

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2019

The following table presents Income Fund’s average volume of derivative activity during the period ended October 31, 2019.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$15,723,438
Futures - Short	(36,141,628)
Written Options	(470,549)
Credit Contracts
Credit Default Swaps - Buy Protection	(15,493)
Credit Default Swaps - Sell Protection	47,532

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Income Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$51,474	$263,136	$224,414	$90,196	9,020	9.9%
Total Affiliated Short-Term Investments	51,474			90,196		9.9
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	8,348	45,926	45,687	8,587	8,587	0.9
Total Collateral Held for Securities Loaned	8,348			8,587		0.9
Total Value	$59,822			$98,783

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 10/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$–	$–	$–	$1,812
Total Income from Affiliated Investments				$1,812
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	46
Total Affiliated Income from Securities Loaned, Net				$46
Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

INTERNATIONAL ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Shares	Common Stock (83.9%)	Value	% of Net Assets
Australia (3.0%)
	Other Securities^	$26,846,080	3.0%

	Total	26,846,080

Austria (0.1%)
	Other Securities^	956,623	0.1%

	Total	956,623

Belgium (0.3%)
	Other Securities^	2,734,522	0.3%

	Total	2,734,522

Bermuda (0.1%)
	Other Securities^	1,049,841	0.1%

	Total	1,049,841

Brazil (0.8%)
	Other Securities^	6,847,246	0.8%

	Total	6,847,246

Canada (5.0%)
88,382	CGI, Inc.[a]	6,870,055	0.8%
474,146	CI Financial Corporation	6,901,055	0.8%
89,713	Granite REIT	4,442,398	0.5%
122,585	Laurentian Bank of Canada	4,216,157	0.5%
125,317	Toronto-Dominion Bank	7,155,942	0.8%
	Other Securities^	14,975,055	1.6%

	Total	44,560,662

Cayman Islands (1.0%)
106,890	Tencent Holdings, Ltd.	4,335,770	0.5%
	Other Securities^	4,907,235	0.5%

	Total	9,243,005

Chile (0.1%)
	Other Securities^	1,058,199	0.1%

	Total	1,058,199

China (1.8%)
27,354	Alibaba Group Holding, Ltd. ADR[a]	4,832,631	0.5%
	Other Securities^	10,750,752	1.3%

	Total	15,583,383

Colombia (<0.1%)
	Other Securities^	100,699	<0.1%

	Total	100,699

Denmark (2.1%)
140,726	Novo Nordisk AS	7,738,341	0.8%
	Other Securities^	10,933,920	1.3%

	Total	18,672,261

Egypt (<0.1%)
	Other Securities^	132,932	<0.1%

	Total	132,932

Finland (0.7%)
138,323	UPM-Kymmene Oyj	4,505,108	0.5%
	Other Securities^	1,961,467	0.2%

	Total	6,466,575

France (4.4%)
109,575	Klepierre SA	4,084,434	0.5%
89,769	Legrand SA	7,006,351	0.8%
12,472	LVMH Moet Hennessy Louis Vuitton SE	5,326,241	0.6%
78,315	Schneider Electric SE	7,278,630	0.8%
	Other Securities^	15,004,822	1.7%

	Total	38,700,478

Germany (4.1%)
49,824	Allianz SE	12,168,149	1.4%
34,214	Deutsche Boerse AG	5,298,368	0.6%
287,929	Deutsche Pfandbriefbank AGb	3,934,932	0.4%
	Other Securities^	15,207,531	1.7%

	Total	36,608,980

Greece (<0.1%)
	Other Securities^	422,476	<0.1%

	Total	422,476

Guernsey (<0.1%)
	Other Securities^	27,098	<0.1%

	Total	27,098

Hong Kong (0.8%)
	Other Securities^	6,869,811	0.8%

	Total	6,869,811

India (0.9%)
15,223	Hindustan Unilever, Ltd.	466,588	0.1%
	Other Securities^	7,909,724	0.8%

	Total	8,376,312

Indonesia (0.3%)
	Other Securities^	2,246,661	0.3%

	Total	2,246,661

Ireland (0.1%)
	Other Securities^	786,556	0.1%

	Total	786,556

Israel (1.6%)
1,718,491	Israel Discount Bank, Ltd.	7,853,204	0.9%
	Other Securities^	6,461,559	0.7%

	Total	14,314,763

Italy (1.4%)
135,310	Recordati SPA	5,686,285	0.7%
	Other Securities^	7,158,135	0.7%

	Total	12,844,420

Japan (20.5%)
31,100	Daito Trust Construction Company, Ltd.	4,121,386	0.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INTERNATIONAL ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Shares	Common Stock (83.9%)	Value	% of Net Assets
Japan (20.5%) - continued
90,300	Denso Corporation	$4,192,622	0.5%
417,900	Japan Tobacco, Inc.	9,445,673	1.1%
827,800	Marubeni Corporation	5,826,121	0.7%
235,300	Mitsubishi Corporation	5,984,718	0.7%
432,600	Mitsui & Company, Ltd.	7,429,456	0.8%
389,996	Nippon Steel Corporation	5,692,201	0.6%
1,339,978	Nissan Motor Company, Ltd.	8,456,039	1.0%
549,300	Sumitomo Electric Industries, Ltd.	7,532,968	0.9%
211,376	Sundrug Company, Ltd.	6,994,584	0.8%
	Other Securities^	116,069,411	12.9%

	Total	181,745,179

Jersey (0.2%)
	Other Securities^	1,965,111	0.2%

	Total	1,965,111

Luxembourg (<0.1%)
	Other Securities^	366,497	<0.1%

	Total	366,497

Malaysia (0.1%)
	Other Securities^	994,851	0.1%

	Total	994,851

Mexico (0.2%)
	Other Securities^	1,953,871	0.2%

	Total	1,953,871

Netherlands (4.5%)
93,463	Aalberts NV	3,766,352	0.4%
20,880	ASML Holding NV	5,472,951	0.6%
48,978	Euronext NVb	3,951,160	0.4%
118,357	Koninklijke Philips NV	5,192,807	0.6%
224,331	Signify NVb	6,572,917	0.8%
83,895	Unilever NV	4,958,758	0.6%
	Other Securities^	10,170,531	1.1%

	Total	40,085,476

New Zealand (0.2%)
	Other Securities^	1,550,346	0.2%

	Total	1,550,346

Norway (1.3%)
297,042	DnB ASA	5,408,332	0.6%
	Other Securities^	5,991,543	0.7%

	Total	11,399,875

Panama (<0.1%)
	Other Securities^	77,957	<0.1%

	Total	77,957

Philippines (<0.1%)
	Other Securities^	367,092	<0.1%

	Total	367,092

Poland (0.1%)
	Other Securities^	584,796	0.1%

	Total	584,796

Portugal (0.1%)
	Other Securities^	472,026	0.1%

	Total	472,026

Russian Federation (0.7%)
	Other Securities^	6,027,984	0.7%

	Total	6,027,984

Singapore (0.5%)
206,800	DBS Group Holdings, Ltd.	3,941,790	0.5%
	Other Securities^	310,471	<0.1%

	Total	4,252,261

South Africa (0.5%)
	Other Securities^	4,114,617	0.5%

	Total	4,114,617

South Korea (1.1%)
	Other Securities^	10,158,894	1.1%

	Total	10,158,894

Spain (1.6%)
	Other Securities^	13,829,455	1.6%

	Total	13,829,455

Sweden (2.9%)
	Other Securities^	25,636,081	2.9%

	Total	25,636,081

Switzerland (7.2%)
35,412	Baloise Holding AG	6,549,572	0.8%
100,006	Nestle SA	10,698,776	1.2%
120,023	Novartis AG	10,487,043	1.2%
54,558	Roche Holding AG	16,419,556	1.8%
5,839	Roche Holding AG-BR	1,740,762	0.2%
18,058	Sonova Holding AG	4,143,920	0.5%
	Other Securities^	13,631,270	1.5%

	Total	63,670,899

Taiwan (1.6%)
539,620	Taiwan Semiconductor Manufacturing Company, Ltd.	5,288,170	0.6%
	Other Securities^	9,147,385	1.0%

	Total	14,435,555

Thailand (0.3%)
	Other Securities^	2,688,009	0.3%

	Total	2,688,009

Turkey (0.1%)
	Other Securities^	488,380	0.1%

	Total	488,380

The accompanying Notes to Financial Statements are an integral part of this schedule.

INTERNATIONAL ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Shares	Common Stock (83.9%)	Value	% of Net Assets
United Kingdom (11.5%)
590,173	GlaxoSmithKline plc	$13,517,916	1.5%
1,847,418	HSBC Holdings plc	13,957,488	1.6%
1,084,884	Moneysupermarket.com Group plc	4,827,379	0.5%
218,639	Royal Dutch Shell plc, Class A	6,337,946	0.7%
280,697	Royal Dutch Shell plc, Class B	8,084,035	0.9%
114,854	Unilever plc	6,877,359	0.8%
	Other Securities^	48,234,593	5.5%

	Total	101,836,716

United States (0.1%)
	Other Securities^	527,085	0.1%

	Total	527,085

	Total Common Stock (cost $696,140,244)	744,678,596

	Preferred Stock (<0.1%)		% of Net Assets
South Korea (0.1%)
	Other Securities^	1,018,782	0.1%

	Total	1,018,782

	Total Preferred Stock (cost $294,673)	1,018,782

Principal Amount	Long-Term Fixed Income (<0.1%)		% of Net Assets
Venezuela (0.1%)
	Other Securities^	492,620	0.1%

	Total	492,620

	Total Long-Term Fixed Income (cost $3,822,422)	492,620

Shares or Principal Amount	Short-Term Investments (15.4%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
4,200,000	1.940%, 11/19/2019[c,d]	4,196,472	0.5%
4,400,000	1.920%, 12/11/2019[c,d]	4,391,835	0.5%
2,900,000	1.660% - 1.980%, 11/5/2019 - 12/18/2019[c,d]	2,897,272	0.3%
	Thrivent Core Short-Term Reserve Fund
12,508,851	2.110%[d]	125,088,512	14.1%

	Total Short-Term Investments ($136,572,149)	136,574,091

	Total Investments (cost $836,829,488) 99.5%	$882,764,089

	Other Assets and Liabilities, Net 0.5%	4,532,751

	Total Net Assets 100.0%	$887,296,840

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $23,678,221 or 2.7% of total net assets.

c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$69,122,870
Gross unrealized depreciation	(29,191,391)

Net unrealized appreciation (depreciation)	$39,931,479

Cost for federal income tax purposes	$847,156,406

The accompanying Notes to Financial Statements are an integral part of this schedule.

INTERNATIONAL ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing International Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	20,474,182	971,948	19,502,233	1
Consumer Discretionary	93,742,793	5,910,077	87,832,716	–
Consumer Staples	58,437,402	472,073	57,965,329	–
Energy	28,029,250	2,542,957	25,486,293	–
Financials	153,199,917	1,805,908	151,394,009	–
Health Care	83,360,983	148,966	83,212,017	–
Industrials	129,127,646	571,479	128,556,167	–
Information Technology	71,955,554	1,748,515	70,206,457	582
Materials	45,467,742	592,473	44,875,269	–
Real Estate	53,118,946	–	53,118,946	–
Utilities	7,764,181	210,197	7,553,984	–

Preferred Stock
Information Technology	1,018,782	–	1,018,782	–

Long-Term Fixed Income
Energy	492,620	–	492,620	–
Short-Term Investments	11,485,579	–	11,485,579	–
Subtotal Investments in Securities	$757,675,577	$14,974,593	$742,700,401	$583

Other Investments *	Total
Affiliated Short-Term Investments	125,088,512

Subtotal Other Investments	$125,088,512

Total Investments at Value	$882,764,089

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	4,488,226	4,488,226	–	–

Total Asset Derivatives	$4,488,226	$4,488,226	$–	$–

Liability Derivatives
Futures Contracts	164,430	164,430	–	–

Total Liability Derivatives	$164,430	$164,430	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INTERNATIONAL ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

The following table presents International Allocation Fund’s futures contracts held as of October 31, 2019. Investments and/or cash totaling $11,502,703 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CME Euro Foreign Exchange Currency	426	December 2019	$58,932,848	$582,014
Eurex Euro STOXX 50 Index	1,533	December 2019	59,997,941	1,621,608
FTSE 100 Index	1	December 2019	94,567	(777)
ICE mini MSCI EAFE Index	918	December 2019	87,563,185	2,272,295
TSE Tokyo Price Index	1	December 2019	142,196	12,309

Total Futures Long Contracts			$206,730,737	$4,487,449

ICE US mini MSCI Emerging Markets Index	(580)	December 2019	($30,036,947)	($163,653)

Total Futures Short Contracts			($30,036,947)	($163,653)

Total Futures Contracts			$176,693,790	$4,323,796

Reference Description:
CME	- Chicago Mercantile Exchange
EAFE	- Europe, Australasia and Far East
FTSE	- Financial Times Stock Exchange
ICE	- Intercontinental Exchange
MSCI	- Morgan Stanley Capital International
TSE	- Tokyo Stock Exchange

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2019, for International Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Foreign Exchange Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$582,014
Total Foreign Exchange Contracts		582,014

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	3,906,212
Total Equity Contracts		3,906,212

Total Asset Derivatives		$4,488,226

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	164,430
Total Equity Contracts		164,430

Total Liability Derivatives		$164,430

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INTERNATIONAL ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2019, for International Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	132,638
Total Interest Rate Contracts		132,638

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,307,932
Total Return Swaps	Net realized gains/(losses) on Swap agreements	(40)
Total Equity Contracts		1,307,892

Foreign Exchange Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,806,169)
Forward Contracts	Net realized gains/(losses) on Foreign currency forward contracts	484,392
Total Foreign Exchange Contracts		(1,321,777)

Total		$118,753

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2019, for International Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Foreign Exchange Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	582,014
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(386,790)
Total Foreign Exchange Contracts		195,224

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	4,427,894
Total Equity Contracts		4,427,894

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	344,106
Total Interest Rate Contracts		344,106

Total		$4,967,224

The following table presents International Allocation Fund’s average volume of derivative activity during the period ended October 31, 2019.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$92,197,365
Futures - Short	(31,679,369)
Total Return Swaps	14
Interest Rate Contracts
Futures - Long	9,811,001
Futures - Short	(10,475,158)
Foreign Exchange Contracts
Contracts Purchased	9,876,478
Contracts Sold	(13,718,598)
Futures - Long	29,360,599

The accompanying Notes to Financial Statements are an integral part of this schedule.

INTERNATIONAL ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in International Allocation Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$18,958	$415,249	$309,118	$125,089	12,509	14.1%
Total Affiliated Short-Term Investments	18,958			125,089		14.1
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	2,492	18,125	20,617	–	–	–
Total Collateral Held for Securities Loaned	2,492			–		–
Total Value	$21,450			$125,089

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 10/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$–	$–	$–	$1,670
Total Income from Affiliated Investments				$1,670
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	114
Total Affiliated Income from Securities Loaned, Net				$114
Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (98.4%)	Value
Communications Services (12.5%)
290,032	Activision Blizzard, Inc.	$16,250,493
60,793	Alphabet, Inc., Class Aa	76,526,228
234,280	Facebook, Inc.[a]	44,899,762

	Total	137,676,483

Consumer Discretionary (20.8%)
100,879	Alibaba Group Holding, Ltd. ADR[a]	17,822,293
65,628	Amazon.com, Inc.[a]	116,598,642
105,431	Home Depot, Inc.	24,732,004
71,580	Netflix, Inc.[a]	20,572,808
379,821	NIKE, Inc.	34,012,970
170,669	Starbucks Corporation	14,431,771

	Total	228,170,488

Consumer Staples (2.7%)
247,473	Monster Beverage Corporation[a]	13,890,659
186,790	Philip Morris International, Inc.	15,212,178

	Total	29,102,837

Financials (5.6%)
268,453	Bank of America Corporation	8,394,525
328,626	Charles Schwab Corporation	13,378,365
246,049	Intercontinental Exchange, Inc.	23,207,342
63,163	S&P Global, Inc.	16,295,422

	Total	61,275,654

Health Care (14.7%)
250,508	Abbott Laboratories	20,944,974
78,599	Edwards Lifesciences Corporation[a]	18,736,430
48,768	Illumina, Inc.[a]	14,411,919
42,939	Intuitive Surgical, Inc.[a]	23,743,120
49,120	Thermo Fisher Scientific, Inc.	14,833,257
99,430	UnitedHealth Group, Inc.	25,125,961
99,902	Vertex Pharmaceuticals, Inc.[a]	19,528,843
191,805	Zoetis, Inc.	24,535,696

	Total	161,860,200

Industrials (5.0%)
149,651	Honeywell International, Inc.	25,849,217
37,214	Lockheed Martin Corporation	14,017,770
85,717	Norfolk Southern Corporation	15,600,494

	Total	55,467,481

Information Technology (34.7%)
251,652	Apple, Inc.	62,600,952
99,707	Fiserv, Inc.[a]	10,582,901
59,089	Intuit, Inc.	15,215,417
154,845	MasterCard, Inc.	42,862,644
633,430	Microsoft Corporation	90,814,859
93,557	NVIDIA Corporation	18,806,828
327,963	PayPal Holdings, Inc.[a]	34,140,948
166,522	Salesforce.com, Inc.[a]	26,059,028
146,839	Square, Inc.[a,b]	9,020,320
119,532	Texas Instruments, Inc.	14,103,581
319,774	Visa, Inc.	57,194,778

	Total	381,402,256

Materials (1.1%)
62,706	Ecolab, Inc.	12,043,942

	Total	12,043,942

Real Estate (1.3%)
65,173	American Tower Corporation	14,212,928

	Total	14,212,928

	Total Common Stock (cost $703,237,175)	1,081,212,269

Shares	Collateral Held for Securities Loaned (0.2%)	Value
2,432,050	Thrivent Cash Management Trust	2,432,050

	Total Collateral Held for Securities Loaned (cost $2,432,050)	2,432,050

Shares	Short-Term Investments (1.9%)	Value
	Thrivent Core Short-Term Reserve Fund
2,020,515	2.110%	20,205,145

	Total Short-Term Investments (cost $20,205,145)	20,205,145

	Total Investments (cost $725,874,370) 100.5%	$1,103,849,464

	Other Assets and Liabilities, Net (0.5%)	(5,211,847)

	Total Net Assets 100.0%	$1,098,637,617

a	Non-income producing security.
b	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Growth Fund as of October 31, 2019:

Securities Lending Transactions

Common Stock	$2,352,769

Total lending	$2,352,769
Gross amount payable upon return of collateral for securities loaned	$2,432,050

Net amounts due to counterparty	$79,281

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$379,307,837
Gross unrealized depreciation	(2,631,811)

Net unrealized appreciation (depreciation)	$376,676,026

Cost for federal income tax purposes	$727,173,438

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Large Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	137,676,483	137,676,483	–	–
Consumer Discretionary	228,170,488	228,170,488	–	–
Consumer Staples	29,102,837	29,102,837	–	–
Financials	61,275,654	61,275,654	–	–
Health Care	161,860,200	161,860,200	–	–
Industrials	55,467,481	55,467,481	–	–
Information Technology	381,402,256	381,402,256	–	–
Materials	12,043,942	12,043,942	–	–
Real Estate	14,212,928	14,212,928	–	–

Subtotal Investments in Securities	$1,081,212,269	$1,081,212,269	$–	$–

Other Investments *	Total
Affiliated Short-Term Investments	20,205,145
Collateral Held for Securities Loaned	2,432,050

Subtotal Other Investments	$22,637,195

Total Investments at Value	$1,103,849,464

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Large Cap Growth Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$25,026	$104,187	$109,008	$20,205	2,021	1.9%
Total Affiliated Short-Term Investments	25,026			20,205		1.9
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	2,690	258	2,432	2,432	0.2
Total Collateral Held for Securities Loaned	–			2,432		0.2
Total Value	$25,026			$22,637

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 10/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$–	$–	$–	$594
Total Income from Affiliated Investments				$594
Cash Management Trust- Collateral Investment	–	–	–	0
Total Affiliated Income from Securities Loaned, Net				$0
Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (96.6%)	Value
Communications Services (8.4%)
12,640	Alphabet, Inc.[a]	$15,927,790
135,839	CBS Corporation	4,895,638
681,860	Comcast Corporation	30,560,965
741,889	Verizon Communications, Inc.	44,862,028

	Total	96,246,421

Consumer Discretionary (6.3%)
112,879	Aptiv plc	10,108,314
4,170	AutoZone, Inc.[a]	4,772,065
143,810	D.R. Horton, Inc.	7,531,330
237,263	Harley-Davidson, Inc.	9,231,903
270,151	Lowe’s Companies, Inc.	30,151,553
37,860	Mohawk Industries, Inc.[a]	5,428,367
95,050	Sony Corporation ADR	5,781,891

	Total	73,005,423

Consumer Staples (3.2%)
56,540	Kimberly-Clark Corporation	7,513,035
247,403	Wal-Mart Stores, Inc.	29,010,476

	Total	36,523,511

Energy (8.5%)
360,712	BP plc ADR	13,674,592
292,944	Chevron Corporation	34,022,516
239,160	Enterprise Products Partners, LP	6,225,335
304,380	Halliburton Company	5,859,315
937,701	Marathon Oil Corporation	10,811,692
270,900	Marathon Petroleum Corporation	17,324,055
85,140	Pioneer Natural Resources Company	10,473,923

	Total	98,391,428

Financials (23.3%)
247,170	Aflac, Inc.	13,139,557
152,100	American International Group, Inc.	8,055,216
1,444,636	Bank of America Corporation	45,173,768
206,172	Capital One Financial Corporation	19,225,539
73,697	Chubb, Ltd.	11,232,897
558,410	Citigroup, Inc.	40,127,342
88,250	Comerica, Inc.	5,773,315
625,483	Fifth Third Bancorp	18,189,046
23,990	Goldman Sachs Group, Inc.	5,118,986
220,940	Hartford Financial Services Group, Inc.	12,611,255
140,980	J.P. Morgan Chase & Company	17,611,222
215,080	MetLife, Inc.	10,063,593
181,340	Morgan Stanley	8,350,707
70,000	Prudential Financial, Inc.	6,379,800
139,270	Raymond James Financial, Inc.	11,627,652
63,410	State Street Corporation	4,189,499
376,620	U.S. Bancorp	21,474,872
215,600	Zions Bancorporations NA	10,450,132

	Total	268,794,398

Health Care (15.3%)
19,289	Biogen, Inc.[a]	5,761,817
43,436	Cigna Holding Company	7,751,589
335,121	CVS Health Corporation	22,248,683
313,890	Gilead Sciences, Inc.	19,997,932
202,630	Johnson & Johnson	26,755,265
250,593	Medtronic plc	27,289,578
452,960	Merck & Company, Inc.	39,253,514
338,120	Pfizer, Inc.	12,973,664
56,693	UnitedHealth Group, Inc.	14,326,321

	Total	176,358,363

Industrials (11.8%)
25,150	Boeing Company	8,548,736
103,930	CSX Corporation	7,303,161
294,620	Delta Air Lines, Inc.	16,227,670
68,000	General Dynamics Corporation	12,022,400
116,863	Honeywell International, Inc.	20,185,746
96,260	Ingersoll-Rand plc	12,214,431
210,860	Johnson Controls International plc	9,136,564
52,570	Norfolk Southern Corporation	9,567,740
66,140	Parker-Hannifin Corporation	12,136,029
201,820	United Technologies Corporation	28,977,316

	Total	136,319,793

Information Technology (13.8%)
62,190	Apple, Inc.	15,470,385
1,074,670	Cisco Systems, Inc.	51,057,572
320,881	Microsoft Corporation	46,004,709
210,610	Oracle Corporation	11,476,139
110,130	QUALCOMM, Inc.	8,858,857
9,944	Samsung Electronics Company, Ltd. GDR	10,630,025
131,292	Texas Instruments, Inc.	15,491,143

	Total	158,988,830

Materials (3.3%)
249,850	Alcoa Corporation[a]	5,194,381
250,130	CF Industries Holdings, Inc.	11,343,396
198,246	Eastman Chemical Company	15,074,626
107,140	Nucor Corporation	5,769,489

	Total	37,381,892

Real Estate (0.8%)
80,460	American Campus Communities, Inc.	4,021,391
330,190	Host Hotels & Resorts, Inc.	5,411,814

	Total	9,433,205

Utilities (1.9%)
478,093	Exelon Corporation	21,748,451

	Total	21,748,451

	Total Common Stock (cost $784,130,586)	1,113,191,715

Shares	Short-Term Investments (3.3%)	Value
	Thrivent Core Short-Term Reserve Fund
3,834,116	2.110%	38,341,157

	Total Short-Term Investments (cost $38,341,157)	38,341,157

	Total Investments (cost $822,471,743) 99.9%	$1,151,532,872

	Other Assets and Liabilities, Net 0.1%	792,269

	Total Net Assets 100.0%	$1,152,325,141

a	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of October 31, 2019

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$363,124,190
Gross unrealized depreciation	(33,575,500)

Net unrealized appreciation (depreciation)	$329,548,690

Cost for federal income tax purposes	$821,984,182

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Large Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	96,246,421	96,246,421	–	–
Consumer Discretionary	73,005,423	73,005,423	–	–
Consumer Staples	36,523,511	36,523,511	–	–
Energy	98,391,428	98,391,428	–	–
Financials	268,794,398	268,794,398	–	–
Health Care	176,358,363	176,358,363	–	–
Industrials	136,319,793	136,319,793	–	–
Information Technology	158,988,830	148,358,805	10,630,025	–
Materials	37,381,892	37,381,892	–	–
Real Estate	9,433,205	9,433,205	–	–
Utilities	21,748,451	21,748,451	–	–

Subtotal Investments in Securities	$1,113,191,715	$1,102,561,690	$10,630,025	$–

Other Investments *	Total
Affiliated Short-Term Investments	38,341,157

Subtotal Other Investments	$38,341,157

Total Investments at Value	$1,151,532,872

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Large Cap Value Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$28,875	$88,157	$78,691	$38,341	3,834	3.3%
Total Affiliated Short-Term Investments	28,875			38,341		3.3
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	1,804	30,702	32,506	–	–	–
Total Collateral Held for Securities Loaned	1,804			–		–
Total Value	$30,679			$38,341

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of October 31, 2019

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 10/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$–	$–	$–	$1,040
Total Income from Affiliated Investments				$1,040
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	1
Total Affiliated Income from Securities Loaned, Net				$1
Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (0.2%)	Value	% of Net Assets
Basic Materials (<0.1%)
	Other Securities^	$111,606	<0.1%

	Total	111,606

Capital Goods (<0.1%)
	Other Securities^	197,454	<0.1%

	Total	197,454

Communications Services (<0.1%)
	Other Securities^	314,169	<0.1%

	Total	314,169

Consumer Cyclical (<0.1%)
	Other Securities^	135,185	<0.1%

	Total	135,185

Consumer Non-Cyclical (0.1%)
	Other Securities^	743,512	0.1%

	Total	743,512

Energy (<0.1%)
	Other Securities^	218,608	<0.1%

	Total	218,608

Financials (0.1%)
	Other Securities^	368,497	0.1%

	Total	368,497

Technology (<0.1%)
	Other Securities^	214,655	<0.1%

	Total	214,655

	Total Bank Loans (cost $2,393,105)	2,303,686

Principal Amount	Long-Term Fixed Income (94.6%)	Value	% of Net Assets
Asset-Backed Securities (19.9%)
	Ares XXXVII CLO, Ltd.
$4,000,000	3.171%, (LIBOR 3M + 1.170%), 10/15/2030, Ser. 2015-4A, Class A1Ra,b	3,984,788	0.4%
	Assurant CLO III, Ltd.
4,700,000	3.196%, (LIBOR 3M + 1.230%), 10/20/2031, Ser. 2018-2A, Class Aa,b	4,678,732	0.5%
	Benefit Street Partners CLO IV, Ltd.
4,800,000	3.216%, (LIBOR 3M + 1.250%), 1/20/2029, Ser. 2014-IVA, Class A1RRa,b	4,795,296	0.5%
	Brazos Higher Education Authority, Inc.
3,759,057	2.932%, (LIBOR 3M + 0.800%), 2/25/2030, Ser. 2011-1, Class A2[b]	3,741,501	0.4%
	Carvana Auto Receivables Trust
5,000,000	2.214%, 10/15/2020, Ser. 2019-3A, Class A1[a]	5,001,402	0.5%
	CBAM, Ltd.
5,000,000	3.281%, (LIBOR 3M + 1.280%), 2/12/2030, Ser. 2019-9A, Class Aa,b	5,002,935	0.5%
	Cedar Funding VI CLO, Ltd.
6,000,000	3.056%, (LIBOR 3M + 1.090%), 10/20/2028, Ser. 2016-6A, Class ARa,b	5,988,360	0.6%
	Garrison BSL CLO, Ltd.
6,000,000	2.972%, (LIBOR 3M + 0.970%), 7/17/2028, Ser. 2018-1A, Class A1[a,b]	5,935,584	0.6%
	GM Financial Automobile Leasing Trust
6,500,000	3.080%, 12/20/2022, Ser. 2019-1, Class A4	6,611,662	0.6%
	Golden Credit Card Trust
5,000,000	1.980%, 4/15/2022, Ser. 2017-2A, Class Aa	4,999,725	0.5%
	Golub Capital Partners, Ltd.
6,000,000	3.116%, (LIBOR 3M + 1.150%), 10/20/2028, Ser. 2018-39A, Class A1[a,b]	5,996,892	0.6%
	Invitation Homes Trust
4,333,201	2.989%, (LIBOR 1M + 1.100%), 1/17/2038, Ser. 2018-SFR4, Class Aa,b	4,349,434	0.4%
	RCO Mortgage, LLC
5,339,256	4.458%, 10/25/2023, Ser. 2018-2, Class A1[a,c]	5,380,148	0.5%
	SoFi Consumer Loan Program Trust
3,750,837	3.010%, 4/25/2028, Ser. 2019-2, Class Aa	3,780,147	0.4%
	SoFi Consumer Loan Program, LLC
4,055,711	3.060%, 9/25/2028, Ser. 2016-5, Class Aa	4,076,500	0.4%
	Upstart Securitization Trust
3,676,963	2.897%, 9/20/2029, Ser. 2019-2, Class Aa	3,689,762	0.4%
	Vericrest Opportunity Loan Transferee
3,896,531	3.352%, 9/25/2049, Ser. 2019-NPL5, Class A1Aa,c	3,900,248	0.4%
	Verizon Owner Trust
4,500,000	2.060%, 4/20/2022, Ser. 2017-3A, Class A1Aa	4,501,349	0.4%
	Other Securities^	116,311,892	11.3%

	Total	202,726,357

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (94.6%)	Value	% of Net Assets
Basic Materials (0.7%)
	Other Securities^	$7,375,408	0.7%

	Total	7,375,408

Capital Goods (1.2%)
	Other Securities^	12,052,195	1.2%

	Total	12,052,195

Collateralized Mortgage Obligations (15.5%)
	Ajax Mortgage Loan Trust
$4,980,111	2.956%, 9/25/2065, Ser. 2019-D, Class A1[a]	4,975,966	0.5%
	Banc of America Funding Trust
1,557,484	5.750%, 3/25/2036, Ser. 2006-3, Class 3A1	1,610,596	0.2%
995,645	3.947%, 1/25/2035, Ser. 2004-D, Class 4A1[b]	985,470	0.1%
	Countrywide Alternative Loan Trust
568,437	5.500% - 6.000%, 11/25/2035 - 1/25/2037, Ser. 2006-39CB, Class 1A16	558,893	<0.1%
	Countrywide Home Loans, Inc.
541,092	3.816%, 9/20/2036, Ser. 2006-HYB5, Class 2A1[b]	501,634	0.1%
	Credit Suisse Mortgage Capital Certificates
5,000,000	2.894%, (LIBOR 1M + 0.980%), 5/15/2036, Ser. 2019-ICE4, Class Aa,b	5,010,842	0.5%
4,926,523	3.322%, 10/25/2058, Ser. 2019-RPL8, Class A1[a,b]	4,952,243	0.5%
	Federal National Mortgage Association - REMIC
11,588,309	3.000%, 2/25/2040, Ser. 2018-13, Class EB	11,705,527	1.1%
7,267,615	2.000%, 4/25/2045, Ser. 2015-22, Class EG	7,233,935	0.7%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
189,656	2.250%, 6/25/2025, Ser. 2010-58, Class PT	189,612	<0.1%
	FWD Securitization Trust
3,754,167	2.810%, 6/25/2049, Ser. 2019-INV1, Class A1[a,b]	3,765,444	0.4%
	GCAT Trust
4,173,285	2.985%, 2/25/2059, Ser. 2019-NQM1, Class A1[a,c]	4,194,115	0.4%
	Homeward Opportunities Fund I Trust
5,399,111	3.454%, 1/25/2059, Ser. 2019-1, Class A1[a,b]	5,455,184	0.5%
	Legacy Mortgage Asset Trust
3,927,259	4.000%, 1/25/2059, Ser. 2019-GS1, Class A1[a]	3,974,996	0.4%
	Merrill Lynch Mortgage Investors Trust
260,775	3.008%, (LIBOR 1M + 1.185%), 7/25/2035, Ser. 2004-WMC5, Class M3[b]	261,277	<0.1%
	Mortgage Equity Conversion Asset Trust
1,343,298	2.070%, (CMT 1Y + 0.490%), 1/25/2042, Ser. 2007-FF1, Class Aa,b	1,227,459	0.1%
1,308,857	2.450%, (CMT 1Y + 0.470%), 2/25/2042, Ser. 2007-FF2, Class Aa,b	1,219,102	0.1%
	Specialty Underwriting and Residential Finance Trust
3,794,616	2.803%, (LIBOR 1M + 0.980%), 10/25/2035, Ser. 2004-BC4, Class A2Cb	3,802,333	0.4%
3,195,358	2.823%, (LIBOR 1M + 1.000%), 7/25/2035, Ser. 2004-BC3, Class A2Cb	3,202,069	0.3%
	Verus Securitization Trust
3,590,762	3.836%, 2/25/2059, Ser. 2019-1, Class A1[a,b]	3,635,335	0.4%
4,670,349	3.211%, 4/25/2059, Ser. 2019-2, Class A1[a,b]	4,708,238	0.5%
3,824,654	2.913%, 7/25/2059, Ser. 2019-INV2, Class A1[a,b]	3,850,423	0.4%
	Other Securities^	81,452,757	7.9%

	Total	158,473,450

Commercial Mortgage-Backed Securities (0.5%)
	Federal National Mortgage Association
1,271,782	4.500%, 5/1/2048	1,340,521	0.2%
	Federal National Mortgage Association - ACES
2,216,243	3.560%, 9/25/2021, Ser. 2018-M5, Class A2[b]	2,257,411	0.2%
	Other Securities^	1,070,693	0.1%

	Total	4,668,625

Communications Services (1.7%)
	Other Securities^	17,766,480	1.7%

	Total	17,766,480

Consumer Cyclical (1.7%)
	Other Securities^	17,802,061	1.7%

	Total	17,802,061

Consumer Non-Cyclical (4.1%)
	Other Securities^	41,547,304	4.1%

	Total	41,547,304

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (94.6%)	Value	% of Net Assets
Energy (2.7%)
	Other Securities^	$27,963,783	2.7%

	Total	27,963,783

Financials (12.8%)
	Bank of America Corporation
$2,100,000	2.456%, 10/22/2025[b]	2,110,559	0.2%
1,500,000	2.816%, 7/21/2023[b]	1,524,300	0.1%
1,000,000	3.458%, 3/15/2025[b]	1,044,418	0.1%
900,000	6.100%, 3/17/2025[b,d]	996,106	0.1%
	Other Securities^	124,974,373	12.3%

	Total	130,649,756

Foreign Government (0.1%)
	Other Securities^	797,633	0.1%

	Total	797,633

Mortgage-Backed Securities (6.0%)
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
17,547,000	3.000%, 11/1/2034[e]	17,966,826	1.8%
4,100,000	2.500%, 12/1/2034[e]	4,142,281	0.4%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
8,115,000	3.500%, 11/1/2049[e]	8,332,457	0.8%
27,138,000	3.000%, 12/1/2049[e]	27,550,465	2.7%
240,560	4.035%, (LIBOR 12M + 1.483%), 1/1/2043[b]	247,107	<0.1%
	Other Securities^	3,123,178	0.3%

	Total	61,362,314

Technology (1.6%)
	Other Securities^	15,801,415	1.6%

	Total	15,801,415

Transportation (2.2%)
	Other Securities^	21,937,817	2.2%

	Total	21,937,817

U.S. Government & Agencies (21.2%)
	Federal Home Loan Bank
8,000,000	2.500%, 2/13/2024	8,302,398	0.8%
3,500,000	1.500%, 8/15/2024	3,481,718	0.3%
	Federal National Mortgage Association
3,500,000	2.875%, 9/12/2023	3,671,370	0.4%
	U.S. Treasury Bonds
6,750,000	5.500%, 8/15/2028	8,866,230	0.9%
12,750,000	2.625%, 2/15/2029	13,783,945	1.3%
5,665,000	2.250% - 3.000%, 11/15/2027 - 5/15/2049	6,238,232	0.6%
	U.S. Treasury Bonds, TIPS
1,722,825	0.125%, 1/15/2023	1,712,154	0.2%
	U.S. Treasury Notes
39,000,000	1.750%, 11/30/2019	38,996,494	3.8%
6,500,000	1.875%, 12/15/2020	6,519,043	0.6%
7,500,000	2.500%, 2/28/2021	7,588,184	0.7%
40,600,000	2.500%, 1/15/2022	41,438,961	4.1%
18,845,000	2.000%, 11/30/2022	19,115,161	1.9%
5,250,000	2.750%, 7/31/2023	5,483,174	0.5%
5,025,000	2.500%, 1/31/2024	5,225,019	0.5%
9,000,000	1.250%, 8/31/2024	8,889,961	0.9%
21,000,000	2.625%, 1/31/2026	22,285,430	2.2%
10,250,000	1.125% - 2.875%, 5/31/2021 - 7/31/2025	10,460,042	1.0%
	U.S. Treasury Notes, TIPS
4,871,205	0.125%, 4/15/2021	4,832,924	0.5%

	Total	216,890,440

Utilities (2.7%)
	Other Securities^	27,803,842	2.7%

	Total	27,803,842

	Total Long-Term Fixed Income (cost $950,760,348)	965,618,880

Shares	Registered Investment Companies (2.1%)	Value	% of Net Assets
Unaffiliated (2.1%)
259,500	Vanguard Short-Term Corporate Bond ETF	21,089,565	2.1%

	Total	21,089,565

	Total Registered Investment Companies (cost $20,988,740)	21,089,565

Shares	Preferred Stock (0.1%)	Value	% of Net Assets
Financials (0.1%)
	Other Securities^	1,473,660	0.1%

	Total	1,473,660

	Total Preferred Stock (cost $1,490,400)	1,473,660

Shares	Collateral Held for Securities Loaned (0.1%)	Value	% of Net Assets
1,520,410	Thrivent Cash Management Trust	1,520,410	0.1%

	Total Collateral Held for Securities Loaned (cost $1,520,410)	1,520,410

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2019

Shares	Common Stock (<0.1%)	Value	% of Net Assets
Energy (<0.1%)
	Other Securities^	$72,995	<0.1%

	Total	72,995

	Total Common Stock (cost $594,595)	72,995

Shares or Principal Amount	Short-Term Investments (8.9%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
1,000,000	1.670% - 1.980%, 11/5/2019 - 12/10/2019[f,g]	999,002	0.1%
	Thrivent Core Short-Term Reserve Fund
8,962,420	2.110%	89,624,198	8.8%

	Total Short-Term Investments (cost $90,623,183)	90,623,200

	Total Investments (cost $1,068,370,781) 106.0%	$1,082,702,396

	Other Assets and Liabilities, Net (6.0%)	(61,494,024)

	Total Net Assets 100.0%	$1,021,208,372

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $375,141,502 or 36.7% of total net assets.

b

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2019.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Limited Maturity Bond Fund as of October 31, 2019:

Securities Lending Transactions

Long-Term Fixed Income	$1,481,999
Common Stock	4,000

Total lending	$1,485,999
Gross amount payable upon return of collateral for securities loaned	$1,520,410

Net amounts due to counterparty	$34,411

Definitions:

ACES	-	Alternative Credit Enhancement Securities
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

CMT 1Y	-	Constant Maturity Treasury Yield 1 Year
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$14,325,612
Gross unrealized depreciation	(2,244,762)

Net unrealized appreciation (depreciation)	$12,080,850

Cost for federal income tax purposes	$1,071,075,440

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Limited Maturity Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	111,606	–	53,395	58,211
Capital Goods	197,454	–	197,454	–
Communications Services	314,169	–	314,169	–
Consumer Cyclical	135,185	–	135,185	–
Consumer Non-Cyclical	743,512	–	743,512	–
Energy	218,608	–	218,608	–
Financials	368,497	–	368,497	–
Technology	214,655	–	214,655	–

Long-Term Fixed Income
Asset-Backed Securities	202,726,357	–	201,476,357	1,250,000
Basic Materials	7,375,408	–	7,375,408	–
Capital Goods	12,052,195	–	12,052,195	–
Collateralized Mortgage Obligations	158,473,450	–	154,971,665	3,501,785
Commercial Mortgage-Backed Securities	4,668,625	–	4,668,625	–
Communications Services	17,766,480	–	17,766,480	–
Consumer Cyclical	17,802,061	–	17,802,061	–
Consumer Non-Cyclical	41,547,304	–	41,547,304	–
Energy	27,963,783	–	27,963,783	–
Financials	130,649,756	–	130,649,756	–
Foreign Government	797,633	–	797,633	–
Mortgage-Backed Securities	61,362,314	–	61,362,314	–
Technology	15,801,415	–	15,801,415	–
Transportation	21,937,817	–	21,937,817	–
U.S. Government & Agencies	216,890,440	–	216,890,440	–
Utilities	27,803,842	–	27,803,842	–

Registered Investment Companies
Unaffiliated	21,089,565	21,089,565	–	–

Preferred Stock
Financials	1,473,660	1,473,660	–	–

Common Stock
Energy	72,995	72,995	–	–
Short-Term Investments	999,002	–	999,002	–

Subtotal Investments in Securities	$991,557,788	$22,636,220	$964,111,572	$4,809,996

Other Investments *	Total

Affiliated Short-Term Investments	89,624,198
Collateral Held for Securities Loaned	1,520,410

Subtotal Other Investments	$91,144,608

Total Investments at Value	$1,082,702,396

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	679,761	679,761	–	–

Total Asset Derivatives	$679,761	$679,761	$–	$–

Liability Derivatives
Futures Contracts	225,867	225,867	–	–

Total Liability Derivatives	$225,867	$225,867	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2019

The following table presents Limited Maturity Bond Fund’s futures contracts held as of October 31, 2019. Investments and/or cash totaling $999,002 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 2-Yr. U.S. Treasury Note	555	December 2019	$119,877,369	($218,503)

Total Futures Long Contracts			$119,877,369	($218,503)

CBOT 10-Yr. U.S. Treasury Note	(256)	December 2019	($33,645,304)	$289,303
CBOT 5-Yr. U.S. Treasury Note	(628)	December 2019	(75,193,563)	333,997
CBOT U.S. Long Bond	(30)	December 2019	(4,833,886)	(7,364)
CME Ultra Long Term U.S. Treasury Bond	(7)	December 2019	(1,371,211)	42,961
Ultra 10-Yr. U.S. Treasury Note	(5)	December 2019	(724,047)	13,500

Total Futures Short Contracts			($115,768,011)	$672,397

Total Futures Contracts			$4,109,358	$453,894

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2019, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$679,761
Total Interest Rate Contracts		679,761

Total Asset Derivatives		$679,761

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	225,867
Total Interest Rate Contracts		225,867

Total Liability Derivatives		$225,867

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2019, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	12,715
Futures	Net realized gains/(losses) on Futures contracts	(6,457,281)
Total Interest Rate Contracts		(6,444,566)

Total		($6,444,566)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2019, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(873,966)
Total Interest Rate Contracts		(873,966)

Total		($873,966)

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2019

The following table presents Limited Maturity Bond Fund’s average volume of derivative activity during the period ended October 31, 2019.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$140,510,212
Futures - Short	(121,448,609)
Written Options	(301,886)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Limited Maturity Bond Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$59,152	$379,384	$348,912	$89,624	8,962	8.8%

Total Affiliated Short-Term Investments	59,152			89,624		8.8

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	16,159	14,639	1,520	1,520	0.1

Total Collateral Held for Securities Loaned	–			1,520		0.1

Total Value	$59,152			$91,144

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 10/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$–	$–	$–	$1,543

Total Income from Affiliated Investments				$1,543

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	2

Total Affiliated Income from Securities Loaned, Net				$2

Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (97.5%)	Value
Communications Services (7.5%)
1,428	Auto Trader Group plc[a]	$10,405
1,537	BCE, Inc.	72,912
2,883	Deutsche Telekom AG	50,728
1,341	Elisa Oyj	73,240
236,000	HKT Trust and HKT, Ltd.	367,136
1,800	Nippon Telegraph & Telephone Corporation	89,357
11,100	NTT DOCOMO, Inc.	304,308
309,000	PCCW, Ltd.	183,520
3,892	Proximus SA	119,604
759	Rogers Communications, Inc.	35,734
2,424	Verizon Communications, Inc.	146,579

	Total	1,453,523

Consumer Discretionary (10.0%)
1,500	Benesse Holdings, Inc.	40,155
322	Berkeley Group Holdings plc	18,354
1,569	Bunzl plc	40,817
49	Hermes International	35,297
1,330	Home Depot, Inc.	311,991
1,141	McDonald’s Corporation	224,435
11,200	Nissan Motor Company, Ltd.	70,678
200	Nitori Holdings Company, Ltd.	30,442
5,500	Park24 Company, Ltd.	129,891
5,000	Rinnai Corporation	367,517
244	Ross Stores, Inc.	26,759
1,400	Sankyo Company, Ltd.	48,997
1,700	Sekisui House, Ltd.	36,659
1,600	SHIMAMURA Company, Ltd.	135,525
10,812	SmartCentres REIT	261,373
2,389	TJX Companies, Inc.	137,726
3,700	Yamada Denki Company, Ltd.	17,884

	Total	1,934,500

Consumer Staples (16.3%)
578	Carlsberg AS	81,396
5,921	Coca-Cola Company	322,280
886	Colgate-Palmolive Company	60,780
445	Diageo plc	18,214
244	Hershey Company	35,836
13,100	Japan Tobacco, Inc.	296,096
109	Kerry Group plc	13,178
4,000	Koninklijke Ahold Delhaize NV	99,680
3,300	Lawson, Inc.	182,049
30	Lindt & Spruengli AG	222,909
539	Loblaw Companies, Ltd.	28,745
722	Mondelez International, Inc.	37,869
3,270	Nestle SA	349,829
5,646	Orkla ASA	54,269
2,378	PepsiCo, Inc.	326,190
2,884	Procter & Gamble Company	359,087
4,100	Sundrug Company, Ltd.	135,672
669	Sysco Corporation	53,433
300	TSURUHA Holdings, Inc.	33,747
2,252	Unilever NV	133,108
1,802	Unilever plc	107,902
1,606	Wal-Mart Stores, Inc.	188,320

	Total	3,140,589

Financials (15.3%)
293	Alleghany Corporation[b]	228,039
1,541	Allstate Corporation	163,993
2,416	American Financial Group, Inc.	251,361
987	Aon plc	190,649
689	Arch Capital Group, Ltd.[b]	28,773
3,207	Arthur J. Gallagher & Company	292,543
1,441	Baloise Holding AG	266,518
887	Berkshire Hathaway, Inc.[b]	188,558
793	Chubb, Ltd.	120,869
13,241	CI Financial Corporation	192,719
629	Deutsche Boerse AG	97,407
7,522	Israel Discount Bank, Ltd.	34,374
67	Markel Corporation[b]	78,457
2,830	Marsh & McLennan Companies, Inc.	293,245
449	Pargesa Holding SA	35,493
54	Reinsurance Group of America, Inc.	8,773
5,495	Toronto-Dominion Bank	313,779
23	United Urban Investment Corporation	46,401
565	W.R. Berkley Corporation	39,493
447	Willis Towers Watson plc	83,544

	Total	2,954,988

Health Care (12.2%)
481	Abbott Laboratories	40,216
84	Amgen, Inc.	17,913
907	Baxter International, Inc.	69,567
1,960	Danaher Corporation	270,127
1,110	Eli Lilly and Company	126,485
6,127	GlaxoSmithKline plc	140,339
2,074	Johnson & Johnson	273,851
1,418	Medtronic plc	154,420
15,900	Mitsubishi Tanabe Pharma Corporation	190,296
1,934	Novartis AG	168,984
3,456	Novo Nordisk AS	190,041
1,238	Recordati SPA	52,026
1,042	Roche Holding AG	313,596
192	Sonova Holding AG	44,060
442	Stryker Corporation	95,591
865	UnitedHealth Group, Inc.	218,586

	Total	2,366,098

Industrials (7.2%)
320	AMETEK, Inc.	29,328
452	Geberit AG	229,657
424	General Dynamics Corporation	74,963
1,159	Honeywell International, Inc.	200,194
250	Lockheed Martin Corporation	94,170
5,200	Mitsubishi Corporation	132,259
4,921	RELX plc	118,475
9	SGS SA	23,473
100	Sumitomo Corporation	1,624
705	United Technologies Corporation	101,224
987	Verisk Analytics, Inc.	142,819
449	Waste Connections, Inc.	41,488
1,748	Waste Management, Inc.	196,143

	Total	1,385,817

Information Technology (8.0%)
147	Accenture plc	27,257
1,253	Amphenol Corporation	125,714
919	Automatic Data Processing, Inc.	149,089
6,900	Canon, Inc.	189,334
3,956	CGI, Inc.[b]	307,505
3,353	Cisco Systems, Inc.	159,301
490	Fiserv, Inc.[b]	52,009
917	MasterCard, Inc.	253,835
1,260	Microsoft Corporation	180,646

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (97.5%)	Value
Information Technology (8.0%) - continued
680	Synopsys, Inc.[b]	$92,310

	Total	1,537,000

Materials (1.7%)
1,911	Barrick Gold Corporation	33,197
2,814	Kirkland Lake Gold, Ltd.	132,143
3,963	Newmont Mining Corporation	157,450

	Total	322,790

Real Estate (11.7%)
665	American Tower Corporation	145,023
135,900	Ascendas REIT	316,518
1,186	AvalonBay Communities, Inc.	258,145
1,462	Camden Property Trust	167,209
45,700	CapitaLand Mall Trust	85,269
700	Daito Trust Construction Company, Ltd.	92,764
722	Equity Residential	64,013
19,748	First Capital Realty, Inc.	326,859
1,675	H&R REIT	28,334
45,000	Hang Lung Properties, Ltd.	98,919
3,527	Klepierre SA	131,470
2,500	Link REIT	27,229
195	Public Storage, Inc.	43,458
3,089	RioCan REIT	61,986
3,675	Swiss Prime Site AG	378,789
17,053	Vicinity Centres	31,390

	Total	2,257,375

Utilities (7.6%)
703	Ameren Corporation	54,623
1,487	American Electric Power Company, Inc.	140,358
2,167	Consolidated Edison, Inc.	199,841
2,972	DTE Energy Company	378,395
3,288	Duke Energy Corporation	309,927
9,900	Enel SPA	76,728
151	NextEra Energy, Inc.	35,989
1,205	Pinnacle West Capital Corporation	113,415
515	Southern Company	32,270
2,126	Xcel Energy, Inc.	135,022

	Total	1,476,568

	Total Common Stock (cost $16,940,673)	18,829,248

Shares or Principal Amount	Short-Term Investments (3.7%)	Value
	Federal Home Loan Bank Discount Notes
200,000	1.740%, 12/10/2019[c,d]	199,638
	Thrivent Core Short-Term Reserve Fund
52,111	2.110%	521,109

	Total Short-Term Investments (cost $720,732)	720,747

	Total Investments (cost $17,661,405) 101.2%	$19,549,995

	Other Assets and Liabilities, Net (1.2%)	(231,526)

	Total Net Assets 100.0%	$19,318,469

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $10,405 or 0.1% of total net assets.

b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,989,260
Gross unrealized depreciation	(156,165)

Net unrealized appreciation (depreciation)	$1,833,095

Cost for federal income tax purposes	$17,716,843

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Low Volatility Equity Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	1,453,523	146,579	1,306,944	–
Consumer Discretionary	1,934,500	700,911	1,233,589	–
Consumer Staples	3,140,589	1,383,795	1,756,794	–
Financials	2,954,988	1,968,297	986,691	–
Health Care	2,366,098	1,266,756	1,099,342	–
Industrials	1,385,817	880,329	505,488	–
Information Technology	1,537,000	1,040,161	496,839	–
Materials	322,790	157,450	165,340	–
Real Estate	2,257,375	677,848	1,579,527	–
Utilities	1,476,568	1,399,840	76,728	–
Short-Term Investments	199,638	–	199,638	–

Subtotal Investments in Securities	$19,028,886	$9,621,966	$9,406,920	$–

Other Investments *	Total

Affiliated Short-Term Investments	521,109

Subtotal Other Investments	$521,109

Total Investments at Value	$19,549,995

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	57	57	–	–

Total Liability Derivatives	$57	$57	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

The following table presents Low Volatility Equity Fund’s futures contracts held as of October 31, 2019. Investments and/or cash totaling $199,638 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
Eurex MSCI World Index	4	December 2019	$261,057	($57)

Total Futures Long Contracts			$261,057	($57)

Total Futures Contracts			$261,057	($57)

Reference Description:
MSCI	- Morgan Stanley Capital International

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2019, for Low Volatility Equity Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$57
Total Equity Contracts		57

Total Liability Derivatives		$57

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of October 31, 2019

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2019, for Low Volatility Equity Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	26,228
Total Equity Contracts		26,228

Total		$26,228

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2019, for Low Volatility Equity Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	4,583
Total Equity Contracts		4,583

Total		$4,583

The following table presents Low Volatility Equity Fund’s average volume of derivative activity during the period ended October 31, 2019.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$296,124
Futures - Short	(3,291)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Low Volatility Equity Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$–	$7,763	$7,242	$521	52	2.7%

Total Affiliated Short-Term Investments	–			521		2.7

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	580	580	–	–	–

Total Collateral Held for Securities Loaned	–			–		–

Total Value	$–			$521

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 10/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$–	$–	$–	$7

Total Income from Affiliated Investments				$7

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	1

Total Affiliated Income from Securities Loaned, Net				$1

Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (96.4%)	Value
Communications Services (3.7%)
933,500	DISH Network Corporation[a]	$32,093,730
930,025	Twitter, Inc.[a]	27,872,849
708,675	Zillow Group, Inc.[a]	22,953,983

	Total	82,920,562

Consumer Discretionary (9.6%)
146,300	Burlington Stores, Inc.[a]	28,114,471
739,127	Etsy, Inc.[a]	32,883,760
199,975	Lululemon Athletica, Inc.[a]	40,848,893
512,550	Norwegian Cruise Line Holdings, Ltd.[a]	26,017,038
268,150	RHa,b	48,722,855
985,376	Toll Brothers, Inc.	39,188,404

	Total	215,775,421

Consumer Staples (3.0%)
1,551,225	Hain Celestial Group, Inc.[a]	36,670,959
571,625	TreeHouse Foods, Inc.[a]	30,879,183

	Total	67,550,142

Energy (3.5%)
243,900	Diamondback Energy, Inc.	20,916,864
1,438,850	EQT Corporation	15,453,249
2,636,525	Patterson-UTI Energy, Inc.	21,935,888
2,169,890	WPX Energy, Inc.[a]	21,655,502

	Total	79,961,503

Financials (17.7%)
1,460,250	Ally Financial, Inc.	44,727,457
1,261,850	Assured Guaranty, Ltd.	59,206,002
1,070,050	E*TRADE Financial Corporation	44,717,389
367,050	First Republic Bank	39,039,438
406,950	Hartford Financial Services Group, Inc.	23,228,706
2,786,750	KeyCorp	50,077,898
43,410	Markel Corporation[a]	50,833,110
1,338,850	Radian Group, Inc.	33,605,135
1,116,885	Zions Bancorporations NA	54,135,416

	Total	399,570,551

Health Care (9.2%)
215,450	Alexion Pharmaceuticals, Inc.[a]	22,708,430
1,071,650	Bausch Health Companies, Inc.[a]	26,619,786
275,225	Edwards Lifesciences Corporation[a]	65,608,136
475,248	Halozyme Therapeutics, Inc.[a]	7,280,799
221,175	Jazz Pharmaceuticals, Inc.[a]	27,786,215
211,250	Ligand Pharmaceuticals, Inc.[a]	22,986,113
250,789	Universal Health Services, Inc.	34,473,456

	Total	207,462,935

Industrials (14.4%)
474,875	AGCO Corporation	36,418,163
893,000	Altra Industrial Motion Corporation	27,504,400
291,625	Huntington Ingalls Industries, Inc.	65,808,098
138,550	Old Dominion Freight Line, Inc.	25,227,184
1,316,140	Southwest Airlines Company	73,874,938
473,950	United Airlines Holdings, Inc.[a]	43,053,618
42,400	United Rentals, Inc.[a]	5,663,368
335,055	Verisk Analytics, Inc.	48,482,459

	Total	326,032,228

Information Technology (16.0%)
1,081,895	Advanced Micro Devices, Inc.[a,b]	36,708,697
793,550	Akamai Technologies, Inc.[a]	68,642,075
300,550	Alliance Data Systems Corporation	30,055,000
178,500	ANSYS, Inc.[a]	39,296,775
827,000	Ciena Corporation[a]	30,698,240
265,525	DocuSign, Inc.[a]	17,575,100
294,600	KLA-Tencor Corporation	49,799,184
146,305	Nice, Ltd. ADR[a]	23,085,466
724,413	Teradata Corporation[a]	21,681,681
727,476	Teradyne, Inc.	44,536,081

	Total	362,078,299

Materials (3.1%)
574,750	Ball Corporation	40,215,257
948,433	Steel Dynamics, Inc.	28,794,426

	Total	69,009,683

Real Estate (9.3%)
281,350	Alexandria Real Estate Equities, Inc.	44,664,312
440,950	Camden Property Trust	50,431,451
224,700	Digital Realty Trust, Inc.	28,545,888
1,023,850	Duke Realty Corporation	35,978,089
1,373,909	Host Hotels & Resorts, Inc.	22,518,369
515,950	QTS Realty Trust, Inc.	27,649,761

	Total	209,787,870

Utilities (6.9%)
705,550	Alliant Energy Corporation	37,634,037
594,450	CMS Energy Corporation	37,997,244
395,700	Entergy Corporation	48,069,636
498,200	Public Service Enterprise Group, Inc.	31,541,042

	Total	155,241,959

	Total Common Stock (cost $1,713,812,090)	2,175,391,153

Shares	Collateral Held for Securities Loaned (2.4%)	Value
53,203,000	Thrivent Cash Management Trust	53,203,000

	Total Collateral Held for Securities Loaned (cost $53,203,000)	53,203,000

Shares	Short-Term Investments (3.5%)	Value
7,879,367	Thrivent Core Short-Term Reserve Fund 2.110%	78,793,665

	Total Short-Term Investments (cost $78,793,665)	78,793,665

	Total Investments (cost $1,845,808,755) 102.3%	$2,307,387,818

	Other Assets and Liabilities, Net (2.3%)	(51,671,120)

	Total Net Assets 100.0%	$2,255,716,698

a	Non-income producing security.
b	All or a portion of the security is on loan.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of October 31, 2019

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Stock Fund as of October 31, 2019:

Securities Lending Transactions

Common Stock	$51,398,805

Total lending	$51,398,805
Gross amount payable upon return of collateral for securities loaned	$53,203,000

Net amounts due to counterparty	$1,804,195

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$571,139,201
Gross unrealized depreciation	(110,934,167)

Net unrealized appreciation (depreciation)	$460,205,034

Cost for federal income tax purposes	$1,847,182,784

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Mid Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	82,920,562	82,920,562	–	–
Consumer Discretionary	215,775,421	215,775,421	–	–
Consumer Staples	67,550,142	67,550,142	–	–
Energy	79,961,503	79,961,503	–	–
Financials	399,570,551	399,570,551	–	–
Health Care	207,462,935	207,462,935	–	–
Industrials	326,032,228	326,032,228	–	–
Information Technology	362,078,299	362,078,299	–	–
Materials	69,009,683	69,009,683	–	–
Real Estate	209,787,870	209,787,870	–	–
Utilities	155,241,959	155,241,959	–	–

Subtotal Investments in Securities	$2,175,391,153	$2,175,391,153	$–	$–

Other Investments *	Total

Affiliated Short-Term Investments	78,793,665
Collateral Held for Securities Loaned	53,203,000

Subtotal Other Investments	$131,996,665

Total Investments at Value	$2,307,387,818

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Mid Cap Stock Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$167,231	$325,221	$413,658	$78,794	7,879	3.5%

Total Affiliated Short-Term Investments	167,231			78,794		3.5

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	21,669	391,490	359,956	53,203	53,203	2.4

Total Collateral Held for Securities Loaned	21,669			53,203		2.4

Total Value	$188,900			$131,997

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of October 31, 2019

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 10/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$–	$–	$–	$4,062

Total Income from Affiliated Investments				$4,062

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	76

Total Affiliated Income from Securities Loaned, Net				$76

Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (1.5%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$2,638,262	0.1%

	Total	2,638,262

Capital Goods (0.1%)
	Other Securities^	3,495,508	0.1%

	Total	3,495,508

Communications Services (0.3%)
	Other Securities^	6,451,820	0.3%

	Total	6,451,820

Consumer Cyclical (0.3%)
	Other Securities^	6,605,042	0.3%

	Total	6,605,042

Consumer Non-Cyclical (0.3%)
	Other Securities^	8,229,380	0.3%

	Total	8,229,380

Energy (0.1%)
	Other Securities^	3,373,609	0.1%

	Total	3,373,609

Financials (0.2%)
	Other Securities^	4,843,844	0.2%

	Total	4,843,844

Technology (0.1%)
	Other Securities^	2,871,730	0.1%

	Total	2,871,730

Utilities (<0.1%)
	Other Securities^	527,744	<0.1%

	Total	527,744

	Total Bank Loans (cost $40,545,386)	39,036,939

Shares	Registered Investment Companies (42.4%)	Value	% of Net Assets
Unaffiliated (0.7%)
34,568	SPDR S&P 500 ETF Trust	10,485,512	0.4%
33,947	Vanguard Real Estate ETF	3,201,202	0.1%
	Other Securities^	4,143,770	0.2%

	Total	17,830,484

Affiliated (41.7%)
5,264,063	Thrivent Core Emerging Markets Debt Fund	51,745,739	2.0%
2,280,830	Thrivent Core International Equity Fund	22,078,432	0.8%
6,582,687	Thrivent Core Low Volatility Equity Fund	79,650,509	3.1%
2,008,138	Thrivent Global Stock Fund, Class S	53,135,340	2.0%
8,337,922	Thrivent High Yield Fund, Class S	39,438,371	1.5%
12,932,423	Thrivent Income Fund, Class S	123,504,637	4.7%
12,859,684	Thrivent International Allocation Fund, Class S	131,554,564	5.1%
13,788,861	Thrivent Large Cap Growth Fund, Class S	176,773,201	6.8%
8,764,026	Thrivent Large Cap Value Fund, Class S	198,943,393	7.7%
5,322,439	Thrivent Limited Maturity Bond Fund, Class S	66,636,940	2.6%
4,135,053	Thrivent Mid Cap Stock Fund, Class S	112,059,925	4.3%
1,180,583	Thrivent Small Cap Stock Fund, Class S	28,853,460	1.1%

	Total	1,084,374,511

	Total Registered Investment Companies (cost $833,918,532)	1,102,204,995

Principal Amount	Long-Term Fixed Income (30.8%)	Value	% of Net Assets
Asset-Backed Securities (1.0%)
	Other Securities^	25,540,657	1.0%

	Total	25,540,657

Basic Materials (0.3%)
	Other Securities^	8,491,983	0.3%

	Total	8,491,983

Capital Goods (0.6%)
	Other Securities^	14,761,493	0.6%

	Total	14,761,493

Collateralized Mortgage Obligations (1.3%)
	Federal Home Loan Mortgage Corporation - REMIC
$3,575,000	3.859%, 11/25/2028, Ser. K086, Class A2[a,b]	4,034,781	0.2%
	Federal National Mortgage Association - REMIC
2,630,135	3.000%, 12/25/2027, Ser. 2012-137, Class AIc	190,324	<0.1%
	Toorak Mortgage Corporation
3,000,000	3.721%, 9/25/2022, Ser. 2019-2, Class A1	3,009,397	0.1%
	Other Securities^	25,970,833	1.0%

	Total	33,205,335

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (30.8%)	Value	% of Net Assets
Commercial Mortgage-Backed Securities (1.2%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
$2,650,000	3.780%, 10/25/2028, Ser. K084, Class A2[a,b]	$2,971,321	0.1%
	Federal National Mortgage Association
2,750,000	3.410%, 5/1/2028	2,925,778	0.1%
4,798,087	4.500%, 5/1/2048	5,057,420	0.2%
1,650,000	3.640% - 3.710%, 6/1/2028 - 7/1/2028	1,770,715	0.1%
	Federal National Mortgage Association - ACES
2,225,000	3.639%, 8/25/2030, Ser. 2018-M12, Class A2[b]	2,480,248	0.1%
800,000	2.569%, 12/25/2026, Ser. 2017-M3, Class A2[b]	820,723	<0.1%
600,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	632,950	<0.1%
	Federal National Mortgage Association Grantor Trust
1,572,315	2.898%, 6/25/2027, Ser. 2017-T1, Class Aa	1,638,331	0.1%
	Other Securities^	12,671,030	0.5%

	Total	30,968,516

Communications Services (1.0%)
	Other Securities^	26,055,279	1.0%

	Total	26,055,279

Consumer Cyclical (0.9%)
	Other Securities^	22,356,626	0.9%

	Total	22,356,626

Consumer Non-Cyclical (1.4%)
	Other Securities^	37,517,787	1.4%

	Total	37,517,787

Energy (1.1%)
	Other Securities^	27,509,717	1.1%

	Total	27,509,717

Financials (2.6%)
	Other Securities^	68,874,441	2.6%

	Total	68,874,441

Mortgage-Backed Securities (8.6%)
	Federal Home Loan Mortgage Corporation Conventional 15- Yr. Pass Through
11,199,676	3.500%, 5/1/2034[d]	11,636,358	0.5%
	Federal National Mortgage Association
962,547	3.230%, 11/1/2020	966,632	<0.1%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
51,143,000	3.000%, 11/1/2034[d]	52,366,636	2.0%
27,500,000	2.500%, 12/1/2034[d]	27,783,594	1.1%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
48,275,000	3.500%, 11/1/2049[d]	49,568,619	1.9%
79,862,000	3.000%, 12/1/2049[d]	81,075,806	3.1%

	Total	223,397,645

Technology (0.6%)
	Other Securities^	15,410,099	0.6%

	Total	15,410,099

Transportation (0.2%)
	Other Securities^	5,122,028	0.2%

	Total	5,122,028

U.S. Government & Agencies (9.2%)
	U.S. Treasury Bonds
22,500,000	2.875%, 5/15/2028	24,680,566	0.9%
5,090,000	5.250%, 11/15/2028	6,617,994	0.3%
15,871,000	2.500%, 5/15/2046	16,881,536	0.6%
14,010,000	2.875%, 5/15/2049	16,125,729	0.6%
6,290,000	1.625% - 4.375%, 11/15/2027 - 5/15/2042	6,915,908	0.3%
	U.S. Treasury Notes
10,845,000	1.750%, 11/30/2019	10,844,025	0.4%
21,500,000	1.375%, 9/30/2020	21,455,488	0.8%
4,773,000	1.125%, 8/31/2021	4,735,152	0.2%
13,095,000	1.500%, 9/30/2021	13,083,235	0.5%
3,710,000	1.875%, 7/31/2022	3,745,216	0.1%
19,860,000	2.000%, 11/30/2022	20,144,712	0.8%
5,270,000	2.500%, 3/31/2023	5,441,275	0.2%
16,750,000	2.500%, 1/31/2024	17,416,729	0.7%
6,640,000	2.125%, 7/31/2024	6,818,450	0.3%
8,540,000	2.125%, 11/30/2024	8,779,520	0.3%
10,260,000	2.625%, 1/31/2026	10,888,024	0.4%
36,340,000	2.500%, 2/28/2026	38,317,407	1.5%
6,530,000	1.375% - 2.500%, 3/31/2020 - 11/15/2024	6,614,849	0.3%

	Total	239,505,815

Utilities (0.8%)
	Other Securities^	20,839,008	0.8%

	Total	20,839,008

	Total Long-Term Fixed Income (cost $773,638,416)	799,556,429

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Shares	Common Stock (19.4%)	Value	% of Net Assets
Communications Services (0.5%)
	Other Securities^	$12,870,370	0.5%

	Total	12,870,370

Consumer Discretionary (1.9%)
1,773	Amazon.com, Inc.[e]	3,150,018	0.1%
27,569	Bright Horizons Family Solutions, Inc.[e]	4,094,548	0.2%
12,176	Home Depot, Inc.	2,856,246	0.1%
	Other Securities^	38,797,299	1.5%

	Total	48,898,111

Consumer Staples (0.8%)
	Other Securities^	20,349,073	0.8%

	Total	20,349,073

Energy (0.5%)
	Other Securities^	14,045,538	0.5%

	Total	14,045,538

Financials (3.5%)
41,753	American Financial Group, Inc.	4,343,982	0.2%
	Other Securities^	86,497,710	3.3%

	Total	90,841,692

Health Care (2.7%)
31,466	Johnson & Johnson	4,154,771	0.2%
31,630	Medtronic plc	3,444,507	0.1%
13,628	UnitedHealth Group, Inc.	3,443,796	0.1%
	Other Securities^	59,810,855	2.3%

	Total	70,853,929

Industrials (3.2%)
21,521	Curtiss-Wright Corporation	2,910,715	0.1%
32,127	EMCOR Group, Inc.	2,817,859	0.1%
18,764	Honeywell International, Inc.	3,241,106	0.1%
9,911	Teledyne Technologies, Inc.[e]	3,266,666	0.1%
20,799	Verisk Analytics, Inc.	3,009,615	0.1%
	Other Securities^	67,551,547	2.7%

	Total	82,797,508

Information Technology (4.2%)
34,759	Amphenol Corporation	3,487,370	0.1%
22,990	Apple, Inc.	5,718,992	0.2%
108,280	Cisco Systems, Inc.	5,144,383	0.2%
71,142	Dolby Laboratories, Inc.	4,576,565	0.2%
51,983	Microsoft Corporation	7,452,803	0.3%
21,163	Monolithic Power Systems, Inc.	3,172,757	0.1%
25,585	Synopsys, Inc.[e]	3,473,164	0.1%
	Other Securities^	74,686,115	3.0%

	Total	107,712,149

Materials (0.8%)
	Other Securities^	21,322,129	0.8%

	Total	21,322,129

Real Estate (1.1%)
	Other Securities^	28,328,197	1.1%

	Total	28,328,197

Utilities (0.2%)
	Other Securities^	6,026,693	0.2%

	Total	6,026,693

	Total Common Stock (cost $424,286,692)	504,045,389

Shares	Collateral Held for Securities Loaned (0.3%)	Value	% of Net Assets
8,532,636	Thrivent Cash Management Trust	8,532,636	0.3%

	Total Collateral Held for Securities Loaned (cost $8,532,636)	8,532,636

Shares or Principal Amount	Short-Term Investments (14.2%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
4,600,000	1.980%, 11/5/2019[f,g]	4,599,141	0.2%
3,400,000	1.940%, 11/12/2019[f,g]	3,398,255	0.1%
7,700,000	1.570%, 1/29/2020[f,g]	7,669,161	0.3%
	Thrivent Core Short-Term Reserve Fund
34,725,665	2.110%	347,256,648	13.4%
	U.S. Treasury Bills
580,000	1.617% - 1.923%, 11/29/2019 - 1/9/2020[f,h]	578,799	<0.1%
	Other Securities^	4,590,829	0.2%

	Total Short-Term Investments (cost $368,092,753)	368,092,833

	Total Investments (cost $2,449,014,415) 108.6%	$2,821,469,221

	Other Assets and Liabilities, Net (8.6%)	(224,562,246)

	Total Net Assets 100.0%	$2,596,906,975

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	All or a portion of the security is insured or guaranteed.
b

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Non-income producing security.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
h	At October 31, 2019, $518,868 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Fund as of October 31, 2019:

Securities Lending Transactions
Common Stock	$5,474,493
Long-Term Fixed Income	2,779,155

Total lending	$8,253,648
Gross amount payable upon return of collateral for securities loaned	$8,532,636

Net amounts due to counterparty	$278,988

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$381,051,827
Gross unrealized depreciation	(21,339,227)

Net unrealized appreciation (depreciation)	$359,712,600

Cost for federal income tax purposes	$2,467,207,663

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Moderate Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,638,262	–	1,887,807	750,455
Capital Goods	3,495,508	–	3,495,508	–
Communications Services	6,451,820	–	6,451,820	–
Consumer Cyclical	6,605,042	–	6,605,042	–
Consumer Non-Cyclical	8,229,380	–	8,229,380	–
Energy	3,373,609	–	2,148,435	1,225,174
Financials	4,843,844	–	4,499,585	344,259
Technology	2,871,730	–	2,871,730	–
Utilities	527,744	–	527,744	–

Registered Investment Companies
Unaffiliated	17,830,484	17,830,484	–	–
Affiliated	930,899,831	930,899,831	–	–

Long-Term Fixed Income
Asset-Backed Securities	25,540,657	–	25,040,657	500,000
Basic Materials	8,491,983	–	8,491,983	–
Capital Goods	14,761,493	–	14,761,493	–
Collateralized Mortgage Obligations	33,205,335	–	33,205,335	–
Commercial Mortgage-Backed Securities	30,968,516	–	30,968,516	–
Communications Services	26,055,279	–	26,055,279	–
Consumer Cyclical	22,356,626	–	22,356,626	–
Consumer Non-Cyclical	37,517,787	–	37,517,787	–
Energy	27,509,717	–	27,509,717	–
Financials	68,874,441	–	68,874,441	–
Mortgage-Backed Securities	223,397,645	–	223,397,645	–
Technology	15,410,099	–	15,410,099	–
Transportation	5,122,028	–	5,122,028	–
U.S. Government & Agencies	239,505,815	–	239,505,815	–
Utilities	20,839,008	–	20,839,008	–

Common Stock
Communications Services	12,870,370	12,335,403	534,967	–
Consumer Discretionary	48,898,111	47,270,023	1,628,088	–
Consumer Staples	20,349,073	18,599,240	1,749,833	–
Energy	14,045,538	13,516,706	528,832	–
Financials	90,841,692	86,968,757	3,872,935	–
Health Care	70,853,929	69,053,150	1,800,779	–
Industrials	82,797,508	79,678,604	3,118,904	–
Information Technology	107,712,149	105,988,762	1,723,387	–
Materials	21,322,129	20,503,263	818,864	2
Real Estate	28,328,197	26,980,368	1,347,794	35
Utilities	6,026,693	5,728,850	297,843	–
Short-Term Investments	20,836,185	–	20,836,185	–

Subtotal Investments in Securities	$2,312,205,257	$1,435,353,441	$874,031,891	$2,819,925

Other Investments *	Total

Affiliated Short-Term Investments	347,256,648
Affiliated Registered Investment Companies	153,474,680
Collateral Held for Securities Loaned	8,532,636

Subtotal Other Investments	$509,263,964

Total Investments at Value	$2,821,469,221

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	6,466,772	6,466,772	–	–

Total Asset Derivatives	$6,466,772	$6,466,772	$–	$–

Liability Derivatives
Futures Contracts	1,015,730	1,015,730	–	–

Total Liability Derivatives	$1,015,730	$1,015,730	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

The following table presents Moderate Allocation Fund’s futures contracts held as of October 31, 2019. Investments and/or cash totaling $20,257,386 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 2-Yr. U.S. Treasury Note	268	December 2019	$57,886,730	($105,512)
CBOT 5-Yr. U.S. Treasury Note	128	December 2019	15,349,335	(91,334)
CBOT U.S. Long Bond	332	December 2019	54,334,961	(758,461)
CME E-mini S&P 500 Index	1,865	December 2019	280,507,906	2,580,443
CME Euro Foreign Exchange Currency	480	December 2019	66,782,480	276,520
Eurex Euro STOXX 50 Index	1,682	December 2019	67,212,509	396,155
ICE US mini MSCI Emerging Markets Index	1,116	December 2019	57,852,132	257,988

Total Futures Long Contracts			$599,926,053	$2,555,799

CBOT 10-Yr. U.S. Treasury Note	(207)	December 2019	($27,205,383)	$233,929
CME E-mini Russell 2000 Index	(1,760)	December 2019	(139,261,144)	1,681,944
CME E-mini S&P Mid-Cap 400 Index	(680)	December 2019	(133,597,831)	657,831
CME Ultra Long Term U.S. Treasury Bond	(42)	December 2019	(8,227,267)	257,767
ICE mini MSCI EAFE Index	(237)	December 2019	(23,132,397)	(60,423)
Ultra 10-Yr. U.S. Treasury Note	(46)	December 2019	(6,661,227)	124,195

Total Futures Short Contracts			($338,085,249)	$2,895,243

Total Futures Contracts			$261,840,804	$5,451,042

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2019, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Foreign Exchange Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$276,520
Total Foreign Exchange Contracts		276,520

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	5,574,361
Total Equity Contracts		5,574,361

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	615,891
Total Interest Rate Contracts		615,891

Total Asset Derivatives		$6,466,772

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	955,307
Total Interest Rate Contracts		955,307

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	60,423
Total Equity Contracts		60,423

Total Liability Derivatives		$1,015,730

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2019, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	143,841
Options Purchased	Net realized gains/(losses) on Investments	(77,344)
Futures	Net realized gains/(losses) on Futures contracts	7,007,958
Total Interest Rate Contracts		7,074,455

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	20,411,647
Total Equity Contracts		20,411,647

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	103,008
Total Credit Contracts		103,008

Total		$27,589,110

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2019, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Foreign Exchange Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	276,520
Total Foreign Exchange Contracts		276,520

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(197,838)
Total Equity Contracts		(197,838)

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,487,645
Total Interest Rate Contracts		1,487,645

Total		$1,566,327

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

The following table presents Moderate Allocation Fund’s average volume of derivative activity during the period ended October 31, 2019.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$361,063,018
Futures - Short	(238,183,441)
Interest Rate Contracts
Futures - Long	122,208,771
Futures - Short	(32,478,229)
Purchased Options	11,732,854
Written Options	(9,128,698)
Foreign Exchange Contracts
Futures - Long	29,018,344
Credit Contracts
Credit Default Swaps - Buy Protection	(20,200)
Credit Default Swaps - Sell Protection	72,276

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Moderate Allocation Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$39,595	$8,365	$–	$51,746	5,264	2.0%
Core International Equity	20,445	661	–	22,078	2,281	0.8
Core Low Volatility Equity	66,695	2,568	–	79,651	6,583	3.1
Global Stock, Class S	49,146	4,284	–	53,135	2,008	2.0
High Yield, Class S	36,589	2,117	–	39,438	8,338	1.5
Income, Class S	108,662	4,042	–	123,505	12,932	4.7
International Allocation, Class S	119,772	6,629	–	131,555	12,860	5.1
Large Cap Growth, Class S	155,756	14,257	–	176,773	13,789	6.8
Large Cap Value, Class S	186,607	12,519	–	198,943	8,764	7.7
Limited Maturity Bond, Class S	63,762	1,721	–	66,637	5,322	2.6
Mid Cap Stock, Class S	104,489	10,004	–	112,060	4,135	4.3
Small Cap Stock, Class S	27,255	3,166	–	28,853	1,181	1.1

Total Affiliated Registered Investment Companies	978,773			1,084,374		41.7

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	296,238	425,627	374,608	347,257	34,726	13.4

Total Affiliated Short-Term Investments	296,238			347,257		13.4

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	10,900	173,517	175,884	8,533	8,533	0.3

Total Collateral Held for Securities Loaned	10,900			8,533		0.3

Total Value	$1,285,911			$1,440,164

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 10/31/2019
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$–	$3,786	$–	$2,152
Core International Equity	–	973	–	661
Core Low Volatility Equity Fund	–	10,388	1,459	1,109
High Yield, Class S	–	732	–	2,117
Income, Class S	–	10,801	–	4,043
Large Cap Growth, Class S	–	6,761	14,257	–
Global Stock, Class S	–	(295)	3,511	773
Large Cap Value, Class S	–	(183)	9,534	2,985
Limited Maturity Bond, Class S	–	1,154	–	1,721
Mid Cap Stock, Class S	–	(2,433)	9,556	448
International Allocation, Class S	–	5,153	3,851	2,778
Small Cap Stock, Class S	–	(1,568)	3,166	–
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	–	–	–	8,471

Total Income from Affiliated Investments				$27,258

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	49

Total Affiliated Income from Securities Loaned, Net				$49

Total	$–	$35,269	$45,334

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (0.8%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$2,385,511	0.1%

	Total	2,385,511

Capital Goods (0.1%)
	Other Securities^	1,555,050	0.1%

	Total	1,555,050

Communications Services (0.1%)
	Other Securities^	4,124,707	0.1%

	Total	4,124,707

Consumer Cyclical (0.1%)
	Other Securities^	3,972,867	0.1%

	Total	3,972,867

Consumer Non-Cyclical (0.1%)
	Other Securities^	4,439,652	0.1%

	Total	4,439,652

Energy (0.1%)
	Other Securities^	2,002,639	0.1%

	Total	2,002,639

Financials (0.1%)
	Other Securities^	3,797,790	0.1%

	Total	3,797,790

Technology (0.1%)
	Other Securities^	1,809,676	0.1%

	Total	1,809,676

Utilities (<0.1%)
	Other Securities^	244,587	<0.1%

	Total	244,587

	Total Bank Loans (cost $25,228,449)	24,332,479

Shares	Registered Investment Companies (47.8%)	Value	% of Net Assets
Unaffiliated (1.2%)
68,695	iShares iBoxx $ Investment Grade Corporate Bond ETF	8,773,038	0.3%
48,372	SPDR S&P 500 ETF Trust	14,672,679	0.5%
	Other Securities^	13,848,627	0.4%

	Total	37,294,344

Affiliated (46.6%)
3,532,563	Thrivent Core Emerging Markets Debt Fund	34,725,093	1.2%
8,915,969	Thrivent Core International Equity Fund	86,306,579	2.8%
9,048,851	Thrivent Core Low Volatility Equity Fund	109,491,092	3.6%
5,134,248	Thrivent Global Stock Fund, Class S	135,852,199	4.5%
4,765,916	Thrivent High Yield Fund, Class S	22,542,780	0.7%
7,154,861	Thrivent Income Fund, Class S	68,328,918	2.3%
23,986,445	Thrivent International Allocation Fund, Class S	245,381,330	8.1%
17,517,076	Thrivent Large Cap Growth Fund, Class S	224,568,910	7.4%
10,294,208	Thrivent Large Cap Value Fund, Class S	233,678,523	7.7%
2,965,295	Thrivent Limited Maturity Bond Fund, Class S	37,125,488	1.2%
6,346,474	Thrivent Mid Cap Stock Fund, Class S	171,989,444	5.7%
1,818,493	Thrivent Small Cap Stock Fund, Class S	44,443,962	1.4%

	Total	1,414,434,318

	Total Registered Investment Companies (cost $1,136,946,816)	1,451,728,662

Shares	Common Stock (25.9%)	Value	% of Net Assets
Communications Services (0.5%)
	Other Securities^	15,608,720	0.5%

	Total	15,608,720

Consumer Discretionary (2.6%)
2,390	Amazon.com, Inc.[a]	4,246,217	0.2%
39,118	Bright Horizons Family Solutions, Inc.[a]	5,809,805	0.2%
30,088	Five Below, Inc.[a]	3,764,310	0.1%
	Other Securities^	66,251,534	2.1%

	Total	80,071,866

Consumer Staples (1.1%)
27,170	Casey’s General Stores, Inc.	4,640,908	0.2%
	Other Securities^	27,599,240	0.9%

	Total	32,240,148

Energy (0.6%)
	Other Securities^	19,313,783	0.6%

	Total	19,313,783

Financials (4.6%)
55,853	American Financial Group, Inc.	5,810,946	0.2%
92,307	Assured Guaranty, Ltd.	4,331,044	0.2%
	Other Securities^	129,813,739	4.2%

	Total	139,955,729

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Shares	Common Stock (25.9%)	Value	% of Net Assets
Health Care (3.5%)
19,013	Bio-Techne Corporation	$3,957,936	0.1%
30,990	Johnson & Johnson	4,091,920	0.1%
10,671	Teleflex, Inc.	3,707,212	0.1%
14,685	UnitedHealth Group, Inc.	3,710,899	0.1%
29,990	Veeva Systems, Inc.[a]	4,253,482	0.2%
218,008	Wright Medical Group NVa	4,534,566	0.2%
	Other Securities^	82,355,584	2.7%

	Total	106,611,599

Industrials (4.3%)
36,637	Curtiss-Wright Corporation	4,955,154	0.2%
43,363	EMCOR Group, Inc.	3,803,369	0.1%
105,527	Ritchie Brothers Auctioneers, Inc.	4,339,270	0.1%
71,744	Southwest Airlines Company	4,026,991	0.1%
13,677	Teledyne Technologies, Inc.[a]	4,507,939	0.2%
33,819	Valmont Industries, Inc.	4,639,629	0.2%
36,220	Verisk Analytics, Inc.	5,241,034	0.2%
	Other Securities^	99,611,831	3.2%

	Total	131,125,217

Information Technology (5.6%)
48,979	Amphenol Corporation	4,914,063	0.2%
26,129	Apple, Inc.	6,499,850	0.2%
95,194	Cisco Systems, Inc.	4,522,667	0.2%
128,512	Dolby Laboratories, Inc.	8,267,177	0.3%
34,749	Guidewire Software, Inc.[a]	3,917,602	0.1%
54,526	Microsoft Corporation	7,817,393	0.3%
41,092	Monolithic Power Systems, Inc.	6,160,513	0.2%
37,104	Synopsys, Inc.[a]	5,036,868	0.2%
13,759	Tyler Technologies, Inc.[a]	3,694,567	0.1%
	Other Securities^	118,410,598	3.8%

	Total	169,241,298

Materials (1.1%)
	Other Securities^	32,740,797	1.1%

	Total	32,740,797

Real Estate (1.6%)
	Other Securities^	47,213,125	1.6%

	Total	47,213,125

Utilities (0.4%)
	Other Securities^	12,197,498	0.4%

	Total	12,197,498

	Total Common Stock (cost $672,547,622)	786,319,780

Principal Amount	Long-Term Fixed Income (18.3%)	Value	% of Net Assets
Asset-Backed Securities (0.6%)
	Other Securities^	16,840,471	0.6%

	Total	16,840,471

Basic Materials (0.2%)
	Other Securities^	5,850,846	0.2%

	Total	5,850,846

Capital Goods (0.3%)
	Other Securities^	10,198,219	0.3%

	Total	10,198,219

Collateralized Mortgage Obligations (0.7%)
	Federal National Mortgage Association - REMIC
$1,578,081	3.000%, 12/25/2027, Ser. 2012-137, Class AIb	114,195	<0.1%
	Other Securities^	20,761,300	0.7%

	Total	20,875,495

Commercial Mortgage-Backed Securities (0.7%)
	Federal National Mortgage Association
6,150,803	3.410% - 4.500%, 5/1/2028 - 5/1/2048	6,521,579	0.2%
	Federal National Mortgage Association - ACES
1,500,000	3.639%, 8/25/2030, Ser. 2018-M12, Class A2[c]	1,672,077	0.1%
475,000	2.569%, 12/25/2026, Ser. 2017-M3, Class A2[c]	487,304	<0.1%
450,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[c]	474,712	<0.1%
	Federal National Mortgage Association Grantor Trust
923,423	2.898%, 6/25/2027, Ser. 2017-T1, Class Ad	962,195	0.1%
	Other Securities^	10,388,497	0.3%

	Total	20,506,364

Communications Services (0.6%)
	Other Securities^	18,066,462	0.6%

	Total	18,066,462

Consumer Cyclical (0.6%)
	Other Securities^	16,891,654	0.6%

	Total	16,891,654

Consumer Non-Cyclical (0.8%)
	Other Securities^	25,675,651	0.8%

	Total	25,675,651

Energy (0.6%)
	Other Securities^	18,974,250	0.6%

	Total	18,974,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (18.3%)	Value	% of Net Assets
Financials (1.6%)
	Other Securities^	$49,360,792	1.6%

	Total	49,360,792

Mortgage-Backed Securities (5.2%)
	Federal Home Loan Mortgage Corporation Conventional 15- Yr. Pass Through
$7,621,598	3.500%, 5/1/2034[e]	7,918,768	0.3%
	Federal National Mortgage Association
663,825	3.230%, 11/1/2020	666,643	<0.1%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
35,153,000	3.000%, 11/1/2034[e]	35,994,063	1.2%
20,250,000	2.500%, 12/1/2034[e]	20,458,828	0.7%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
33,300,000	3.500%, 11/1/2049[e]	34,192,336	1.1%
58,547,000	3.000%, 12/1/2049[e]	59,436,844	1.9%

	Total	158,667,482

Technology (0.4%)
	Other Securities^	10,539,022	0.4%

	Total	10,539,022

Transportation (0.1%)
	Other Securities^	3,665,385	0.1%

	Total	3,665,385

U.S. Government & Agencies (5.4%)
	U.S. Treasury Bonds
4,485,000	2.250%, 11/15/2027	4,693,132	0.2%
8,000,000	2.875%, 5/15/2028	8,775,312	0.3%
6,780,000	3.000%, 5/15/2042	7,825,603	0.3%
12,618,000	2.500%, 5/15/2046	13,421,412	0.4%
10,100,000	2.875%, 5/15/2049	11,625,258	0.4%
5,685,000	1.625% - 5.250%, 11/15/2028 - 8/15/2047	6,742,163	0.2%
	U.S. Treasury Notes
7,984,000	1.125%, 8/31/2021	7,920,689	0.3%
7,440,000	1.875%, 7/31/2022	7,510,622	0.2%
4,750,000	2.500%, 3/31/2023	4,904,375	0.2%
6,560,000	2.500%, 1/31/2024	6,821,119	0.2%
5,760,000	2.125%, 11/30/2024	5,921,550	0.2%
18,500,000	2.875%, 5/31/2025	19,786,328	0.6%
6,380,000	2.625%, 1/31/2026	6,770,526	0.2%
42,470,000	2.500%, 2/28/2026	44,780,965	1.5%
7,225,000	1.375% - 2.500%, 3/31/2020 - 11/15/2024	7,322,141	0.2%

	Total	164,821,195

Utilities (0.5%)
	Other Securities^	13,805,263	0.5%
	Total	13,805,263

	Total Long-Term Fixed Income (cost $534,378,857)	554,738,551

Shares	Collateral Held for Securities Loaned (0.5%)	Value	% of Net Assets
14,572,174	Thrivent Cash Management Trust	14,572,174	0.5%

	Total Collateral Held for Securities Loaned (cost $14,572,174)	14,572,174

Shares or Principal Amount	Short-Term Investments (12.1%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
5,000,000	1.945%, 11/12/2019[f,g]	4,997,433	0.2%
11,500,000	1.565%, 12/31/2019[f,g]	11,467,992	0.4%
33,838,437	Thrivent Core Short-Term Reserve Fund 2.110%	338,384,375	11.2%
	U.S. Treasury Bills
1,290,000	1.622% - 1.919%, 11/29/2019 - 1/16/2020 [f,h]	1,287,266	<0.1%
	Other Securities^	9,590,379	0.3%

	Total Short-Term Investments (cost $365,727,118)	365,727,445

	Total Investments (cost $2,749,401,036) 105.4%	$3,197,419,091

	Other Assets and Liabilities, Net (5.4%)	(163,533,027)

	Total Net Assets 100.0%	$3,033,886,064

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

c

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

d	All or a portion of the security is insured or guaranteed.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
h	At October 31, 2019, $651,125 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Fund as of October 31, 2019:

Securities Lending Transactions

Common Stock	$12,173,743
Long-Term Fixed Income	1,991,164

Total lending	$14,164,907
Gross amount payable upon return of collateral for securities loaned	$14,572,174

Net amounts due to counterparty	$407,267

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$465,025,315
Gross unrealized depreciation	(34,086,521)

Net unrealized appreciation (depreciation)	$430,938,794

Cost for federal income tax purposes	$2,771,017,033

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Moderately Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,385,511	–	1,162,434	1,223,077
Capital Goods	1,555,050	–	1,555,050	–
Communications Services	4,124,707	–	4,124,707	–
Consumer Cyclical	3,972,867	–	3,972,867	–
Consumer Non-Cyclical	4,439,652	–	4,439,652	–
Energy	2,002,639	–	1,542,696	459,943
Financials	3,797,790	–	3,543,830	253,960
Technology	1,809,676	–	1,809,676	–
Utilities	244,587	–	244,587	–

Registered Investment Companies
Unaffiliated	37,294,344	37,294,344	–	–
Affiliated	1,183,911,554	1,183,911,554	–	–

Common Stock
Communications Services	15,608,720	14,578,535	1,030,185	–
Consumer Discretionary	80,071,866	76,886,160	3,185,706	–
Consumer Staples	32,240,148	28,825,041	3,415,107	–
Energy	19,313,783	18,281,317	1,032,466	–
Financials	139,955,729	132,418,241	7,537,488	–
Health Care	106,611,599	103,114,439	3,497,160	–
Industrials	131,125,217	125,066,886	6,058,331	–
Information Technology	169,241,298	166,573,518	2,667,780	–
Materials	32,740,797	31,149,252	1,591,543	2
Real Estate	47,213,125	44,599,314	2,613,743	68
Utilities	12,197,498	11,618,019	579,479	–

Long-Term Fixed Income
Asset-Backed Securities	16,840,471	–	16,490,471	350,000
Basic Materials	5,850,846	–	5,850,846	–
Capital Goods	10,198,219	–	10,198,219	–
Collateralized Mortgage Obligations	20,875,495	–	20,875,495	–
Commercial Mortgage-Backed Securities	20,506,364	–	20,506,364	–
Communications Services	18,066,462	–	18,066,462	–
Consumer Cyclical	16,891,654	–	16,891,654	–
Consumer Non-Cyclical	25,675,651	–	25,675,651	–
Energy	18,974,250	–	18,974,250	–
Financials	49,360,792	–	49,360,792	–
Mortgage-Backed Securities	158,667,482	–	158,667,482	–
Technology	10,539,022	–	10,539,022	–
Transportation	3,665,385	–	3,665,385	–
U.S. Government & Agencies	164,821,195	–	164,821,195	–
Utilities	13,805,263	–	13,805,263	–
Short-Term Investments	27,343,070	–	27,343,070	–

Subtotal Investments in Securities	$2,613,939,778	$1,974,316,620	$637,336,108	$2,287,050

Other Investments *	Total
Affiliated Short-Term Investments	338,384,375
Affiliated Registered Investment Companies	230,522,764
Collateral Held for Securities Loaned	14,572,174

Subtotal Other Investments	$583,479,313

Total Investments at Value	$3,197,419,091

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	7,352,661	7,352,661	–	–

Total Asset Derivatives	$7,352,661	$7,352,661	$–	$–

Liability Derivatives
Futures Contracts	2,815,925	2,815,925	–	–

Total Liability Derivatives	$2,815,925	$2,815,925	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Aggressive Allocation Fund’s futures contracts held as of October 31, 2019. Investments and/or cash totaling $26,055,804 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 2-Yr. U.S. Treasury Note	230	December 2019	$49,678,910	($90,551)
CBOT U.S. Long Bond	117	December 2019	19,148,164	(267,289)
CME E-mini S&P 500 Index	2,973	December 2019	447,210,170	4,061,500
CME Euro Foreign Exchange Currency	538	December 2019	74,974,137	187,826
Eurex Euro STOXX 50 Index	1,870	December 2019	75,181,439	(16,040)
ICE US mini MSCI Emerging Markets Index	1,566	December 2019	81,264,082	277,537

Total Futures Long Contracts			$747,456,902	$4,152,983

CBOT 10-Yr. U.S. Treasury Note	(97)	December 2019	($12,748,416)	$109,619
CBOT 5-Yr. U.S. Treasury Note	(158)	December 2019	(18,906,429)	72,334
CME E-mini NASDAQ 100 Index	(572)	December 2019	(90,304,688)	(2,247,772)
CME E-mini Russell 2000 Index	(1,488)	December 2019	(117,507,974)	1,191,014
CME E-mini S&P Mid-Cap 400 Index	(1,204)	December 2019	(236,557,703)	1,175,703
CME Ultra Long Term U.S. Treasury Bond	(17)	December 2019	(3,330,084)	104,334
ICE mini MSCI EAFE Index	(762)	December 2019	(74,375,047)	(194,273)
Ultra 10-Yr. U.S. Treasury Note	(64)	December 2019	(9,267,794)	172,794

Total Futures Short Contracts			($562,998,135)	$383,753

Total Futures Contracts			$184,458,767	$4,536,736

Reference Description:
CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2019, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Foreign Exchange Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$187,826
Total Foreign Exchange Contracts		187,826

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	6,705,754
Total Equity Contracts		6,705,754

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	459,081
Total Interest Rate Contracts		459,081
Total Asset Derivatives		$7,352,661

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	2,458,085
Total Equity Contracts		2,458,085

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	357,840
Total Interest Rate Contracts		357,840
Total Liability Derivatives		$2,815,925

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2019, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	100,458
Options Purchased	Net realized gains/(losses) on Investments	(56,250)
Futures	Net realized gains/(losses) on Futures contracts	1,454,892
Total Interest Rate Contracts		1,499,100

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	41,449,330
Total Equity Contracts		41,449,330

Foreign Exchange Contracts
Futures	Net realized gains/(losses) on Futures contracts	(2,355,142)
Total Foreign Exchange Contracts		(2,355,142)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	61,721
Total Credit Contracts		61,721
Total		$40,655,009

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2019, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Foreign Exchange Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	187,826
Total Foreign Exchange Contracts		187,826

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,217,094
Total Equity Contracts		1,217,094

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	526,455
Total Interest Rate Contracts		526,455

Total		$1,931,375

The following table presents Moderately Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2019.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$593,896,065
Futures - Short	(366,441,934)
Interest Rate Contracts
Futures - Long	62,836,370
Futures - Short	(25,442,123)
Purchased Options	8,532,985
Written Options	(6,540,428)
Foreign Exchange Contracts
Futures - Long	31,932,659
Credit Contracts
Credit Default Swaps - Buy Protection	(13,140)
Credit Default Swaps - Sell Protection	46,129

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Moderately Aggressive Allocation Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$26,408	$5,813	$ –	$34,725	3,533	1.2%
Core International Equity	79,920	2,583	–	86,307	8,916	2.8
Core Low Volatility Equity	81,516	15,138	–	109,491	9,049	3.6
Global Stock, Class S	125,653	10,952	–	135,852	5,134	4.5
High Yield, Class S	20,914	1,210	–	22,543	4,766	0.7
Income, Class S	60,117	2,236	–	68,329	7,155	2.3
International Allocation, Class S	223,405	12,364	–	245,381	23,986	8.1
Large Cap Growth, Class S	197,869	18,112	–	224,569	17,517	7.4
Large Cap Value, Class S	219,189	14,705	–	233,679	10,294	7.7
Limited Maturity Bond, Class S	35,524	959	–	37,125	2,965	1.2
Mid Cap Stock, Class S	160,370	15,354	–	171,989	6,346	5.7
Small Cap Stock, Class S	41,981	4,877	–	44,444	1,818	1.4

Total Affiliated Registered Investment Companies	1,272,866			1,414,434		46.6

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	350,054	484,057	495,727	338,384	33,838	11.2

Total Affiliated Short-Term Investments	350,054			338,384		11.2

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	14,805	283,751	283,984	14,572	14,572	0.5

Total Collateral Held for Securities Loaned	14,805			14,572		0.5

Total Value	$1,637,725			$1,767,390

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 10/31/2019
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$ –	$2,504	$ –	$1,428
Core International Equity	–	3,803	–	2,583
Core Low Volatility Equity Fund	–	12,837	1,783	1,355
High Yield, Class S	–	419	–	1,210
Income, Class S	–	5,975	–	2,236
Large Cap Growth, Class S	–	8,589	18,112	–
Global Stock, Class S	–	(753)	8,976	1,976
Large Cap Value, Class S	–	(215)	11,198	3,507
Limited Maturity Bond, Class S	–	643	–	959
Mid Cap Stock, Class S	–	(3,734)	14,666	688
International Allocation, Class S	–	9,612	7,184	5,181
Small Cap Stock, Class S	–	(2,415)	4,877	–
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	–	–	–	9,919

Total Income from Affiliated Investments				$31,042

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	88

Total Affiliated Income from Securities Loaned, Net				$88

Total	$ –	$37,265	$66,796

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (2.1%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$1,380,266	0.1%

	Total	1,380,266

Capital Goods (0.2%)
	Other Securities^	2,160,014	0.2%

	Total	2,160,014

Communications Services (0.3%)
	Other Securities^	3,326,901	0.3%

	Total	3,326,901

Consumer Cyclical (0.4%)
	Other Securities^	3,973,956	0.4%

	Total	3,973,956

Consumer Non-Cyclical (0.5%)
	Other Securities^	4,655,999	0.5%

	Total	4,655,999

Energy (0.2%)
	Other Securities^	1,655,566	0.2%

	Total	1,655,566

Financials (0.3%)
	Other Securities^	2,650,912	0.3%

	Total	2,650,912

Technology (0.1%)
	Other Securities^	605,150	0.1%

	Total	605,150

Utilities (<0.1%)
	Other Securities^	301,568	<0.1%

	Total	301,568

	Total Bank Loans (cost $21,460,721)	20,710,332

Principal Amount	Long-Term Fixed Income (42.1%)	Value	% of Net Assets
Asset-Backed Securities (1.6%)
$1,237,565	Harley Marine Financing, LLC 5.682%, 5/15/2043, Ser. 2018-1A, Class A2[a]	1,095,245	0.1%
	Other Securities^	14,422,023	1.5%

	Total	15,517,268

Basic Materials (0.4%)
	Other Securities^	3,995,677	0.4%

	Total	3,995,677

Capital Goods (0.7%)
	Other Securities^	7,037,182	0.7%

	Total	7,037,182

Collateralized Mortgage Obligations (1.5%)
	CHL Mortgage Pass-Through Trust
1,232,003	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	1,041,772	0.1%
	CIM Trust
870,229	5.000%, 12/25/2057, Ser. 2018-R3, Class A1[a,b]	913,512	0.1%
	Federal Home Loan Mortgage Corporation - REMIC
1,800,000	3.859%, 11/25/2028, Ser. K086, Class A2[b,c]	2,031,498	0.2%
1,204,488	3.000% - 3.000%, 2/15/2033 - 3/15/2033, Ser. 4170, Class IGd	125,303	<0.1%
	Federal National Mortgage Association - REMIC
1,315,067	3.000%, 12/25/2027, Ser. 2012-137, Class AId	95,162	<0.1%
	Other Securities^	10,776,756	1.1%

	Total	14,984,003

Commercial Mortgage-Backed Securities (1.8%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,675,000	3.780%, 10/25/2028, Ser. K084, Class A2[b,c]	1,878,099	0.2%
1,150,000	3.505%, 3/25/2029, Ser. K091, Class A2[c]	1,277,479	0.1%
425,910	3.000%, 3/15/2045, Ser. 4741, Class GA	438,312	<0.1%
	Federal National Mortgage Association
1,425,000	3.410%, 5/1/2028	1,516,085	0.2%
2,505,025	4.500%, 5/1/2048	2,640,420	0.3%
999,000	3.640% - 3.710%, 6/1/2028 - 7/1/2028	1,071,509	0.1%
	Federal National Mortgage Association - ACES
1,200,000	3.639%, 8/25/2030, Ser. 2018-M12, Class A2[b]	1,337,662	0.1%
475,000	2.569%, 12/25/2026, Ser. 2017-M3, Class A2[b]	487,304	<0.1%
400,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	421,967	<0.1%
	Federal National Mortgage Association Grantor Trust
923,423	2.898%, 6/25/2027, Ser. 2017-T1, Class Ac	962,195	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (42.1%)	Value	% of Net Assets
Commercial Mortgage-Backed Securities (1.8%) - continued
	Other Securities^	$5,520,785	0.7%

	Total	17,551,817

Communications Services (1.3%)
	Other Securities^	12,844,799	1.3%

	Total	12,844,799

Consumer Cyclical (1.1%)
	Other Securities^	10,425,242	1.1%

	Total	10,425,242

Consumer Non-Cyclical (1.8%)
	Other Securities^	17,728,091	1.8%

	Total	17,728,091

Energy (1.4%)
	Other Securities^	13,180,705	1.4%

	Total	13,180,705

Financials (3.4%)
	Other Securities^	32,596,061	3.4%

	Total	32,596,061

Mortgage-Backed Securities (12.1%)
	Federal Home Loan Mortgage Corporation Conventional 15-Yr. Pass Through
$5,905,284	3.500%, 5/1/2034[e]	6,135,534	0.6%
	Federal National Mortgage Association
497,869	3.230%, 11/1/2020	499,982	0.1%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
23,075,000	3.000%, 11/1/2034[e]	23,627,087	2.4%
15,960,000	2.500%, 12/1/2034[e]	16,124,588	1.7%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
23,748,000	3.500%, 11/1/2049[e]	24,384,372	2.5%
45,278,000	3.000%, 12/1/2049[e]	45,966,171	4.8%

	Total	116,737,734

Technology (0.8%)
	Other Securities^	7,691,306	0.8%

	Total	7,691,306

Transportation (0.2%)
	Other Securities^	2,076,092	0.2%

	Total	2,076,092

U.S. Government & Agencies (12.9%)
	U.S. Treasury Bonds
2,160,000	2.250%, 11/15/2027	2,260,237	0.2%
6,000,000	2.875%, 5/15/2028	6,581,484	0.7%
2,190,000	5.250%, 11/15/2028	2,847,428	0.3%
4,000,000	1.625%, 8/15/2029	3,976,094	0.4%
2,000,000	3.000%, 5/15/2042	2,308,437	0.2%
4,999,000	2.500%, 5/15/2046	5,317,296	0.6%
7,300,000	2.875%, 5/15/2049	8,402,414	0.9%
550,000	4.375%, 5/15/2040	764,908	0.1%
	U.S. Treasury Notes
4,450,000	1.750%, 11/30/2019	4,449,600	0.5%
1,170,000	2.250%, 3/31/2020	1,173,108	0.1%
5,500,000	1.375%, 9/30/2020	5,488,613	0.6%
2,750,000	2.500%, 2/28/2021	2,782,334	0.3%
1,000,000	1.375%, 5/31/2021	996,680	0.1%
9,210,000	1.125%, 8/31/2021	9,136,968	0.9%
5,400,000	1.500%, 9/30/2021	5,395,148	0.6%
4,060,000	1.875%, 7/31/2022	4,098,538	0.4%
19,985,000	2.000%, 11/30/2022	20,271,504	2.1%
1,700,000	2.500%, 3/31/2023	1,755,250	0.2%
11,330,000	2.500%, 1/31/2024	11,780,987	1.2%
1,350,000	2.125%, 7/31/2024	1,386,281	0.1%
2,390,000	2.250%, 11/15/2024	2,471,223	0.3%
2,190,000	2.125%, 11/30/2024	2,251,423	0.2%
7,640,000	2.625%, 1/31/2026	8,107,652	0.8%
10,500,000	2.500%, 2/28/2026	11,071,348	1.1%
130,000	1.875%, 12/15/2020	130,381	<0.1%

	Total	125,205,336

Utilities (1.1%)
	Other Securities^	10,324,846	1.1%

	Total	10,324,846

	Total Long-Term Fixed Income (cost $396,093,785)	407,896,159

Shares	Registered Investment Companies (38.2%)	Value	% of Net Assets
Unaffiliated (0.9%)
12,000	iShares iBoxx $ Investment Grade Corporate Bond ETF	1,532,520	0.2%
13,776	SPDR S&P 500 ETF Trust	4,178,674	0.5%
	Other Securities^	2,896,406	0.2%

	Total	8,607,600

Affiliated (37.3%)
2,847,983	Thrivent Core Emerging Markets Debt Fund	27,995,670	2.9%
933,066	Thrivent Core International Equity Fund	9,032,081	0.9%
1,567,306	Thrivent Core Low Volatility Equity Fund	18,964,407	2.0%
52,130	Thrivent Global Stock Fund, Class S	1,379,370	0.1%
5,020,727	Thrivent High Yield Fund, Class S	23,748,038	2.4%
7,896,525	Thrivent Income Fund, Class S	75,411,818	7.8%
3,844,047	Thrivent International Allocation Fund, Class S	39,324,599	4.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Shares	Registered Investment Companies (38.2%)	Value	% of Net Assets
Affiliated (37.3%) - continued
2,760,079	Thrivent Large Cap Growth Fund, Class S	$35,384,218	3.7%
2,960,538	Thrivent Large Cap Value Fund, Class S	67,204,206	6.9%
3,193,895	Thrivent Limited Maturity Bond Fund, Class S	39,987,567	4.1%
673,438	Thrivent Mid Cap Stock Fund, Class S	18,250,167	1.9%
195,424	Thrivent Small Cap Stock Fund, Class S	4,776,151	0.5%

	Total	361,458,292

	Total Registered Investment Companies (cost $294,692,061)	370,065,892

Shares	Common Stock (11.5%)	Value	% of Net Assets
Communications Services (0.3%)
	Other Securities^	2,946,654	0.3%

	Total	2,946,654

Consumer Discretionary (1.1%)
537	Amazon.com, Inc.[f]	954,066	0.1%
	Other Securities^	9,788,954	1.0%

	Total	10,743,020

Consumer Staples (0.5%)
	Other Securities^	4,694,928	0.5%

	Total	4,694,928

Energy (0.3%)
	Other Securities^	2,993,855	0.3%

	Total	2,993,855

Financials (2.1%)
9,489	American Financial Group, Inc.	987,236	0.1%
	Other Securities^	18,832,763	2.0%

	Total	19,819,999

Health Care (1.6%)
7,535	Johnson & Johnson	994,921	0.1%
	Other Securities^	14,181,950	1.5%

	Total	15,176,871

Industrials (1.9%)
	Other Securities^	17,906,391	1.9%

	Total	17,906,391

Information Technology (2.5%)
6,106	Apple, Inc.	1,518,929	0.2%
24,313	Cisco Systems, Inc.	1,155,111	0.1%
16,054	Dolby Laboratories, Inc.	1,032,754	0.1%
13,261	Microsoft Corporation	1,901,230	0.2%
	Other Securities^	18,896,844	1.9%

	Total	24,504,868

Materials (0.5%)
	Other Securities^	4,692,107	0.5%

	Total	4,692,107

Real Estate (0.6%)
	Other Securities^	6,073,612	0.6%

	Total	6,073,612

Utilities (0.1%)
	Other Securities^	1,398,861	0.1%

	Total	1,398,861

	Total Common Stock (cost $92,469,611)	110,951,166

Shares	Collateral Held for Securities Loaned (0.2%)	Value	% of Net Assets
2,157,180	Thrivent Cash Management Trust	2,157,180	0.2%

	Total Collateral Held for Securities Loaned (cost $2,157,180)	2,157,180

Shares or Principal Amount	Short-Term Investments (17.9%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
1,300,000	1.980%, 11/5/2019[g,h]	1,299,757	0.1%
1,400,000	1.730%, 12/10/2019[g,h]	1,397,467	0.2%
1,200,000	1.570%, 1/29/2020[g,h]	1,195,194	0.1%
	Thrivent Core Short-Term Reserve Fund
16,844,567	2.110%	168,445,666	17.4%
	Other Securities^	698,655	0.1%

	Total Short-Term Investments (cost $173,036,690)	173,036,739

	Total Investments (cost $979,910,048) 112.0%	$1,084,817,468

	Other Assets and Liabilities, Net (12.0%)	(115,875,022)

	Total Net Assets 100.0%	$968,942,446

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $49,604,892 or 5.1% of total net assets.

b

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the security is insured or guaranteed.
d

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Non-income producing security.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Fund as of October 31, 2019:

Securities Lending Transactions
Common Stock	$935,082
Long-Term Fixed Income	1,142,350

Total lending	$2,077,432
Gross amount payable upon return of collateral for securities loaned	$2,157,180

Net amounts due to counterparty	$79,748

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$105,418,344
Gross unrealized depreciation	(6,146,692)

Net unrealized appreciation (depreciation)	$99,271,652
Cost for federal income tax purposes	$986,228,114

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Moderately Conservative Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	1,380,266	–	967,407	412,859
Capital Goods	2,160,014	–	2,160,014	–
Communications Services	3,326,901	–	3,326,901	–
Consumer Cyclical	3,973,956	–	3,973,956	–
Consumer Non-Cyclical	4,655,999	–	4,655,999	–
Energy	1,655,566	–	1,106,924	548,642
Financials	2,650,912	–	2,461,368	189,544
Technology	605,150	–	605,150	–
Utilities	301,568	–	301,568	–

Long-Term Fixed Income
Asset-Backed Securities	15,517,268	–	15,217,268	300,000
Basic Materials	3,995,677	–	3,995,677	–
Capital Goods	7,037,182	–	7,037,182	–
Collateralized Mortgage Obligations	14,984,003	–	14,984,003	–
Commercial Mortgage-Backed Securities	17,551,817	–	17,551,817	–
Communications Services	12,844,799	–	12,844,799	–
Consumer Cyclical	10,425,242	–	10,425,242	–
Consumer Non-Cyclical	17,728,091	–	17,728,091	–
Energy	13,180,705	–	13,180,705	–
Financials	32,596,061	–	32,596,061	–
Mortgage-Backed Securities	116,737,734	–	116,737,734	–
Technology	7,691,306	–	7,691,306	–
Transportation	2,076,092	–	2,076,092	–
U.S. Government & Agencies	125,205,336	–	125,205,336	–
Utilities	10,324,846	–	10,324,846	–

Registered Investment Companies
Unaffiliated	8,607,600	8,607,600	–	–
Affiliated	305,466,134	305,466,134	–	–

Common Stock
Communications Services	2,946,654	2,946,654	–	–
Consumer Discretionary	10,743,020	10,743,020	–	–
Consumer Staples	4,694,928	4,694,928	–	–
Energy	2,993,855	2,993,855	–	–
Financials	19,819,999	19,819,999	–	–
Health Care	15,176,871	15,176,871	–	–
Industrials	17,906,391	17,906,391	–	–
Information Technology	24,504,868	24,403,314	101,554	–
Materials^	4,692,107	4,692,107	–	0
Real Estate	6,073,612	6,073,612	–	–
Utilities	1,398,861	1,398,861	–	–
Short-Term Investments	4,591,073	–	4,591,073	–

Subtotal Investments in Securities	$858,222,464	$424,923,346	$431,848,073	$1,451,045

Other Investments*	Total

Affiliated Short-Term Investments	168,445,666
Affiliated Registered Investment Companies	55,992,158
Collateral Held for Securities Loaned	2,157,180

Subtotal Other Investments	$226,595,004

Total Investments at Value	$1,084,817,468

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

^	Level 3 security in this section is fair valued at <$1

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,236,130	1,236,130	–	–

Total Asset Derivatives	$1,236,130	$1,236,130	$–	$–

Liability Derivatives
Futures Contracts	553,832	553,832	–	–

Total Liability Derivatives	$553,832	$553,832	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Conservative Allocation Fund’s futures contracts held as of October 31, 2019. Investments and/or cash totaling $4,591,073 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 2-Yr. U.S. Treasury Note	52	December 2019	$11,231,753	($20,472)
CBOT 5-Yr. U.S. Treasury Note	26	December 2019	3,117,834	(18,552)
CBOT U.S. Long Bond	197	December 2019	32,240,925	(450,050)
CME E-mini S&P 500 Index	274	December 2019	41,239,327	351,133
CME Euro Foreign Exchange Currency	136	December 2019	18,915,954	84,096
Eurex Euro STOXX 50 Index	478	December 2019	19,079,893	133,509
ICE US mini MSCI Emerging Markets Index	476	December 2019	24,568,866	216,454

Total Futures Long Contracts			$150,394,552	$296,118

CBOT 10-Yr. U.S. Treasury Note	(30)	December 2019	($3,942,809)	$33,903
CME E-mini Russell 2000 Index	(481)	December 2019	(37,836,524)	236,754
CME E-mini S&P Mid-Cap 400 Index	(74)	December 2019	(14,536,809)	69,809
CME Ultra Long Term U.S. Treasury Bond	(18)	December 2019	(3,525,972)	110,472
ICE mini MSCI EAFE Index	(254)	December 2019	(24,791,683)	(64,758)

Total Futures Short Contracts			($84,633,797)	$386,180

Total Futures Contracts			$65,760,755	$682,298

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2019, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Foreign Exchange Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$84,096
Total Foreign Exchange Contracts		84,096

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	1,007,659
Total Equity Contracts		1,007,659

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	144,375
Total Interest Rate Contracts		144,375

Total Asset Derivatives		$1,236,130

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	489,074
Total Interest Rate Contracts		489,074

Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	64,758
Total Equity Contracts		64,758

Total Liability Derivatives		$553,832

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2019, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	67,802
Options Purchased	Net realized gains/(losses) on Investments	(31,641)
Futures	Net realized gains/(losses) on Futures contracts	4,816,675
Total Interest Rate Contracts		4,852,836

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	4,392,468
Total Equity Contracts		4,392,468

Foreign Exchange Contracts
Futures	Net realized gains/(losses) on Futures contracts	(562,223)
Total Foreign Exchange Contracts		(562,223)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	56,727
Total Credit Contracts		56,727

Total		$8,739,808

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2019, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Foreign Exchange Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	84,096
Total Foreign Exchange Contracts		84,096

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(158,669)
Total Equity Contracts		(158,669)

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	811,380
Total Interest Rate Contracts		811,380

Total		$736,807

The following table presents Moderately Conservative Allocation Fund’s average volume of derivative activity during the period ended October 31, 2019.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$64,876,672
Futures - Short	(46,645,569)
Interest Rate Contracts
Futures - Long	55,525,713
Futures - Short	(8,466,525)
Purchased Options	4,799,804
Written Options	(3,947,135)
Foreign Exchange Contracts
Futures - Long	8,039,696
Credit Contracts
Credit Default Swaps - Buy Protection	(10,590)
Credit Default Swaps - Sell Protection	39,186

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2019

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Moderately Conservative Allocation Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$21,911	$4,056	$–	$27,996	2,848	2.9%
Core International Equity	8,364	270	–	9,032	933	0.9
Core Low Volatility Equity	15,880	611	–	18,964	1,567	2.0
Global Stock, Class S	1,276	111	–	1,379	52	0.1
High Yield, Class S	22,032	1,275	–	23,748	5,021	2.4
Income, Class S	66,349	2,468	–	75,412	7,897	7.8
International Allocation, Class S	35,803	1,981	–	39,325	3,844	4.1
Large Cap Growth, Class S	31,177	2,854	–	35,384	2,760	3.7
Large Cap Value, Class S	63,037	4,229	–	67,204	2,961	6.9
Limited Maturity Bond, Class S	38,262	1,033	–	39,988	3,194	4.1
Mid Cap Stock, Class S	17,017	1,629	–	18,250	673	1.9
Small Cap Stock, Class S	4,511	524	–	4,776	195	0.5

Total Affiliated Registered Investment Companies	325,619			361,458		37.3

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	117,632	173,710	122,896	168,446	16,845	17.4

Total Affiliated Short-Term Investments	117,632			168,446		17.4

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	4,038	51,696	53,577	2,157	2,157	0.2

Total Collateral Held for Securities Loaned	4,038			2,157		0.2

Total Value	$447,289			$532,061

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 -10/31/2019
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$–	$2,028	$–	$1,151
Core International Equity	–	398	–	270
Core Low Volatility Equity Fund	–	2,473	347	264
High Yield, Class S	–	441	–	1,275
Income, Class S	–	6,595	–	2,469
Large Cap Growth, Class S	–	1,353	2,854	–
Global Stock, Class S	–	(8)	91	20
Large Cap Value, Class S	–	(62)	3,221	1,009
Limited Maturity Bond, Class S	–	693	–	1,033
Mid Cap Stock, Class S	–	(396)	1,556	73
International Allocation, Class S	–	1,540	1,151	830
Small Cap Stock, Class S	–	(259)	524	–
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	–	–	–	3,388

Total Income from Affiliated Investments				$11,782

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	14

Total Affiliated Income from Securities Loaned, Net				$14

Total	$–	$14,796	$9,744

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of October 31, 2019

Principal Amount	U.S. Government Agency Debt (86.4%)[a]	Value
	Federal Agricultural Mortgage Corporation
$4,470,000	1.940% (FEDL 1M + 0.120%), 2/26/2020[b]	$4,470,000
1,925,000	2.156% (LIBOR 1M + 0.140%), 6/2/2020[b]	1,925,502
6,400,000	1.862% (LIBOR 1M + 0.040%), 7/24/2020[b]	6,400,000
6,490,000	1.903% (LIBOR 1M + 0.080%), 10/23/2020[b]	6,490,000
	Federal Farm Credit Bank
1,000,000	1.786% (LIBOR 1M + -0.060%), 11/19/2019[b]	999,837
1,150,000	1.970%, 11/27/2019	1,148,364
5,800,000	1.881% (LIBOR 1M + -0.010%), 1/16/2020[b]	5,799,977
7,720,000	1.850% (FEDL 1M + 0.030%), 2/5/2020[b]	7,719,380
4,590,000	1.989% (LIBOR 1M + 0.050%), 2/10/2020[b]	4,590,959
4,060,000	1.940% (FEDL 1M + 0.120%), 2/18/2020[b]	4,059,630
9,510,000	1.896% (LIBOR 1M + 0.050%), 2/21/2020[b]	9,512,221
3,850,000	1.778% (LIBOR 1M + -0.045%), 3/23/2020[b]	3,849,137
4,430,000	1.960% (FEDL 1M + 0.140%), 3/23/2020[b]	4,430,333
2,615,000	1.804% (LIBOR 1M FLAT), 5/26/2020[b]	2,615,096
5,930,000	1.789% (LIBOR 1M + -0.015%), 5/28/2020[b]	5,930,000
2,725,000	1.952% (LIBOR 1M + -0.080%), 6/1/2020[b]	2,722,176
7,650,000	1.815% (LIBOR 1M + 0.010%), 6/29/2020[b]	7,650,000
2,800,000	1.786% (LIBOR 1M + -0.060%), 7/20/2020[b]	2,797,588
7,700,000	1.810% (LIBOR 1M + 0.010%), 7/30/2020[b]	7,699,626
4,820,000	1.930% (FEDL 1M + 0.110%), 8/13/2020[b]	4,819,581
5,790,000	1.856% (LIBOR 1M + 0.010%), 8/19/2020[b]	5,787,279
4,650,000	1.832% (LIBOR 1M + 0.010%), 8/24/2020[b]	4,650,573
4,000,000	2.004% (LIBOR 1M + 0.200%), 10/26/2020[b]	4,007,955
4,575,000	1.737% (USBMMY 3M + 0.110%), 12/28/2020[b]	4,574,099
2,930,000	1.940% (FEDL 1M + 0.120%), 2/9/2021[b]	2,929,735
3,850,000	1.901% (LIBOR 3M + -0.035%), 4/30/2021[b]	3,850,000
3,000,000	1.940% (LIBOR 1M FLAT), 8/9/2021[b]	2,994,669
	Federal Home Loan Bank
6,526,000	1.822%, 11/1/2019	6,526,000
5,475,000	1.951%, 11/4/2019	5,474,110
6,570,000	1.743%, 11/6/2019	6,568,410
19,400,000	1.949%, 11/8/2019	19,392,704
700,000	1.750%, 11/12/2019	699,626
3,205,000	1.809%, 11/13/2019	3,203,068
8,140,000	1.905%, 11/15/2019	8,133,969
847,000	1.810%, 11/18/2019	846,276
1,140,000	1.740%, 11/19/2019	1,139,008
1,540,000	1.950%, 11/20/2019	1,538,415
14,820,000	1.822%, 11/22/2019	14,804,252
300,000	1.820%, 11/27/2019	299,606
5,775,000	1.835% (SOFRRATE + 0.015%), 11/27/2019[b]	5,775,000
650,000	2.000%, 12/4/2019	648,808
7,000,000	1.850% (SOFRRATE + 0.030%), 12/6/2019[b]	7,000,000
5,820,000	1.870%, 12/6/2019	5,809,421
8,565,000	1.577%, 12/9/2019	8,550,744
5,775,000	2.000%, 12/11/2019	5,762,166
12,175,000	1.936%, 12/13/2019	12,147,501
2,120,000	1.690%, 12/18/2019	2,115,322
6,720,000	1.690%, 12/20/2019	6,704,542
2,310,000	1.680%, 12/23/2019	2,304,394
1,000,000	1.597%, 12/26/2019	997,600
5,495,000	1.714% (LIBOR 1M + -0.090%), 12/27/2019[b]	5,492,041
10,897,000	1.842%, 12/27/2019	10,865,769
6,280,000	1.980% (LIBOR 1M + -0.010%), 1/7/2020[b]	6,280,000
3,080,000	1.680%, 1/10/2020	3,069,939
3,850,000	1.680%, 1/15/2020	3,836,525
7,700,000	1.865% (SOFRRATE + 0.045%), 1/17/2020[b]	7,700,000
2,025,000	1.910%, 1/17/2020	2,016,727
2,310,000	1.577%, 1/29/2020	2,300,996
7,700,000	1.920% (LIBOR 1M + -0.070%), 2/7/2020[b]	7,699,266
4,065,000	1.700%, 3/18/2020	4,038,510
3,850,000	1.823% (LIBOR 1M FLAT), 3/23/2020[b]	3,850,000
7,710,000	1.794% (LIBOR 1M + -0.010%), 3/27/2020[b]	7,710,000
6,000,000	1.849% (LIBOR 1M + -0.040%), 4/17/2020[b]	5,998,908
3,800,000	1.650% , 4/22/2020	3,769,869
6,470,000	2.066% (LIBOR 1M + 0.050%), 5/8/2020[b]	6,470,000
3,800,000	1.930% (SOFRRATE + 0.110%), 6/10/2020[b]	3,800,000
6,900,000	1.920% (SOFRRATE + 0.100%), 7/29/2020[b]	6,899,996
3,350,000	1.954% (LIBOR 1M + 0.150%), 9/28/2020[b]	3,354,326
4,580,000	1.925% (SOFRRATE + 0.105%), 10/1/2020[b]	4,580,000
4,640,000	1.804% (LIBOR 1M FLAT), 10/26/2020[b]	4,640,000
6,185,000	2.010% (LIBOR 3M + -0.135%), 12/18/2020[b]	6,181,153
3,450,000	1.920% (SOFRRATE + 0.100%), 12/23/2020[b]	3,450,000
	Federal Home Loan Mortgage Corporation
6,270,000	1.820% (SOFRRATE FLAT), 4/13/2020[b]	6,270,000
	Federal National Mortgage Association
3,750,000	1.920% (SOFRRATE + 0.100%), 4/30/2020[b]	3,750,000
	Overseas Private Investment Corporation
5,420,000	2.020% (T-BILL 3M FLAT), 11/7/2019[b]	5,420,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of October 31, 2019

Principal Amount	U.S. Government Agency Debt (86.4%)[a]	Value
$1,666,678	2.020% (T-BILL 3M FLAT), 11/7/2019[b]	$1,666,678
4,105,263	2.020% (T-BILL 3M FLAT), 11/7/2019[b]	4,105,263
3,505,263	2.020% (T-BILL 3M FLAT), 11/7/2019[b]	3,505,263
2,200,000	2.020% (T-BILL 3M FLAT), 11/7/2019[b]	2,200,000
3,778,020	2.020% (T-BILL 3M FLAT), 11/7/2019[b]	3,778,020
3,855,000	2.020% (T-BILL 3M FLAT), 11/7/2019[b]	3,855,000
4,500,000	2.020% (T-BILL 3M FLAT), 11/7/2019[b]	4,500,000
7,500,000	2.020% (T-BILL 3M FLAT), 11/7/2019[b]	7,500,000
4,115,000	2.020% (T-BILL 3M FLAT), 11/7/2019[b]	4,115,000
8,720,000	2.020% (T-BILL 3M FLAT), 11/7/2019[b]	8,720,000
3,227,229	2.020% (T-BILL 3M FLAT), 11/7/2019[b]	3,227,229
7,378,664	2.020% (T-BILL 3M FLAT), 11/7/2019[b]	7,378,664
1,000,000	2.020% (T-BILL 3M FLAT), 11/7/2019[b]	1,000,000
1,605,659	2.020% (T-BILL 3M FLAT), 11/7/2019[b]	1,605,658
6,000,000	2.050% (T-BILL 3M FLAT), 11/7/2019[b]	6,000,000
7,400,000	2.050% (T-BILL 3M FLAT), 11/7/2019[b]	7,400,000
5,130,000	2.050% (T-BILL 3M FLAT), 11/7/2019[b]	5,130,000
3,275,737	2.050% (T-BILL 3M FLAT), 11/7/2019[b]	3,275,737
4,100,000	2.050% (T-BILL 3M + 0.070%), 11/7/2019[b]	4,100,000
3,620,000	2.050% (T-BILL 3M FLAT), 11/7/2019[b]	3,620,000
6,205,000	2.050% (T-BILL 3M FLAT), 11/7/2019[b]	6,205,000
4,580,620	2.060% (T-BILL 3M FLAT), 11/7/2019[b]	4,580,620
489,555	2.060% (T-BILL 3M FLAT), 11/7/2019[b]	489,555
5,374,200	2.060% (T-BILL 3M FLAT), 11/7/2019[b]	5,374,200
6,844,800	2.060% (T-BILL 3M FLAT), 11/7/2019[b]	6,844,800
6,159,472	2.060% (T-BILL 3M FLAT), 11/7/2019[b]	6,159,472
3,360,211	2.060% (T-BILL 3M FLAT), 11/7/2019[b]	3,360,211
5,531,132	2.060% (T-BILL 3M FLAT), 11/7/2019[b]	5,531,132
3,761,940	2.060% (T-BILL 3M FLAT), 11/7/2019[b]	3,761,940
4,873,000	2.060% (T-BILL 3M FLAT), 11/7/2019[b]	4,873,000
6,261,665	2.060% (T-BILL 3M FLAT), 11/7/2019[b]	6,261,665
3,635,849	2.060% (T-BILL 3M FLAT), 11/7/2019[b]	3,635,849
4,543,800	2.060% (T-BILL 3M FLAT), 11/7/2019[b]	4,543,800
6,139,980	2.060% (T-BILL 3M FLAT), 11/7/2019[b]	6,139,980
3,466,359	2.060% (T-BILL 3M FLAT), 11/7/2019[b]	3,466,359
3,350,000	2.980%, 11/13/2019	3,447,165
14,540,000	2.760%, 11/17/2019	14,709,077
5,310,000	3.010%, 11/20/2019	5,462,428
4,550,000	2.840%, 2/19/2020	4,640,142
1,950,000	2.200%, 9/30/2020	1,953,697

	Total	568,431,288

Principal Amount	U.S. Treasury Debt (14.8%)[a]	Value
	U.S. Treasury Bills
7,700,000	1.745%, 11/5/2019	7,698,507
5,390,000	1.656%, 12/17/2019	5,378,595
11,550,000	1.668%, 12/24/2019	11,521,637
7,700,000	1.910%, 12/26/2019	7,677,531
7,720,000	1.593%, 12/31/2019	7,700,876
	U.S. Treasury Notes
12,960,000	1.670% (USBMMY 3M + 0.033%), 4/30/2020[b]	12,954,544
27,190,000	1.680% (USBMMY 3M + 0.043%), 7/31/2020[b]	27,171,695
8,205,000	1.682% (USBMMY 3M + 0.045%), 10/31/2020[b]	8,197,132
5,820,000	1.752% (USBMMY 3M + 0.115%), 1/31/2021[b]	5,817,617
2,980,000	1.776% (USBMMY 3M + 0.139%), 4/30/2021[b]	2,979,916

	Total	97,098,050

	Total Investments (at amortized cost) 101.2%	$665,529,338

	Other Assets and Liabilities, Net (1.2)%	(7,996,155)

	Total Net Assets 100.0%	$657,533,183

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

Reference Rate Index:

FEDL 1M	-	Federal Funds 1 Month Rate
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
SOFRRATE	-	Secured Overnight Financing Rate
T-BILL 3M	-	U. S. Treasury Bill Rate 3 Month
USBMMY 3M	-	U. S. Treasury Bill Rate 3 Month Money Market Yield

Cost for federal income tax purposes	$665,529,338

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Money Market Fund’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
U.S. Government Agency Debt	568,431,288	–	568,431,288	–
U.S. Treasury Debt	97,098,050	–	97,098,050	–

Total Investments at Amortized Cost	$665,529,338	$–	$665,529,338	$–

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (98.3%)	Value	% of Net Assets
Alabama (0.3%)
	Other Securities^	$4,998,717	0.3%

	Total	4,998,717

Arizona (1.4%)
	Other Securities^	21,106,227	1.4%

	Total	21,106,227

Arkansas (0.4%)
	Other Securities^	5,597,316	0.4%

	Total	5,597,316

California (10.1%)
	Beverly Hills Unified School District, Los Angeles County, CA G.O. (2008 Election)
$10,000,000	Zero Coupon, 8/1/2031	7,779,800	0.5%
	California Educational Fac. Auth. Rev. (Stanford University)
6,000,000	5.250%, 4/1/2040	8,965,020	0.6%
8,300,000	5.000%, 5/1/2045, Ser. U-6	12,421,448	0.8%
	California Various Purpose G.O.
7,500,000	5.000%, 4/1/2032	10,169,850	0.7%
	Los Angeles, CA Department of Airports Rev. (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Ser. A	8,163,680	0.5%
	Los Angeles, CA Department of Water & Power Rev.
7,000,000	5.000%, 7/1/2044, Ser. D	8,025,500	0.5%
	San Diego Unified School District G.O.
10,000,000	6.000%, 7/1/2033, Ser. Aa	12,239,400	0.8%
	San Francisco, CA City & County Airport Commission Rev. (San Francisco International Airport)
7,825,000	5.000%, 5/1/2044, Ser. A, AMT	8,842,094	0.6%
9,700,000	5.000% - 5.500%, 5/1/2028 - 5/1/2047, Ser. B	11,371,281	0.7%
	University of California Limited Rev. Refg.
8,000,000	5.000%, 5/15/2032, Ser. I	9,545,440	0.6%
	Other Securities^	57,597,884	3.8%

	Total	155,121,397

Colorado (4.2%)
	University of Colorado University Enterprise Rev.
9,790,000	5.000%, 6/1/2033[a]	10,381,316	0.7%
6,250,000	5.000% - 5.000%, 6/1/2033 - 6/1/2034, Ser. Aa	7,298,063	0.4%
	Other Securities^	46,321,973	3.1%

	Total	64,001,352

Connecticut (0.2%)
	Other Securities^	2,544,066	0.2%

	Total	2,544,066

Delaware (0.1%)
	Other Securities^	1,532,119	0.1%

	Total	1,532,119

District of Columbia (1.5%)
	District of Columbia Water & Sewer Auth. Public Utility Rev.
13,715,000	5.000%, 10/1/2049, Ser. A	16,611,197	1.1%
	Other Securities^	6,671,700	0.4%

	Total	23,282,897

Florida (4.4%)
	Florida State Higher Educational Fac. Financial Auth. Educational Rev. (Ringling College)
7,225,000	5.000%, 3/1/2042	8,305,282	0.5%
	Other Securities^	59,193,026	3.9%

	Total	67,498,308

Georgia (1.1%)
	Other Securities^	16,171,630	1.1%

	Total	16,171,630

Guam (<0.1%)
	Other Securities^	294,492	<0.1%

	Total	294,492

Hawaii (1.6%)
	Other Securities^	23,935,347	1.6%

	Total	23,935,347

Illinois (8.0%)
	Chicago Metropolitan Water Reclamation District G.O. Refg.
8,700,000	5.250%, 12/1/2032, Ser. C	11,483,304	0.7%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (98.3%)	Value	% of Net Assets
Illinois (8.0%) - continued
	Illinois Finance Auth. Multifamily Housing Rev. (Better Housing Foundation Blue Station)
$1,750,000	5.000%, 12/1/2043, Ser. A-1	$1,479,450	0.1%
	Illinois Finance Auth. Rev. (DePaul University)
5,075,000	5.000% - 6.000%, 10/1/2032 - 10/1/2041[a]	5,515,449	0.4%
	Illinois Finance Auth. Rev. (Rush University Medical Center)
1,000,000	5.000%, 11/15/2027, Ser. A	1,174,310	0.1%
	Illinois Finance Auth. Rev. (The Art Institute of Chicago)
3,530,000	5.000% - 5.000%, 3/1/2034[a]	3,799,189	0.2%
	Illinois Finance Auth. Rev. Refg. (Northwestern Memorial Healthcare)
4,000,000	5.000%, 7/15/2042, Ser. A	4,785,400	0.3%
	Illinois Finance Auth. Rev. Refg. (Rosalind Franklin University)
3,850,000	5.000% - 5.000%, 8/1/2042 - 8/1/2047, Ser. A	4,352,964	0.3%
	Illinois Finance Auth. Student Housing and Academic Fac. Rev. (University of Illinois at Chicago)
4,385,000	5.000% - 5.000%, 2/15/2032 - 2/15/2047, Ser. A	4,998,732	0.3%
	Illinois G.O.
7,000,000	5.000%, 11/1/2023, Ser. D	7,722,960	0.5%
7,000,000	5.000%, 6/1/2024	7,753,620	0.5%
8,250,000	5.000% - 5.500%, 3/1/2027 - 7/1/2038	8,800,605	0.6%
	Illinois G.O. Refg.
1,500,000	5.000%, 10/1/2021, Ser. B	1,582,365	0.1%
	Metropolitan Pier and Exposition Auth., IL Refg. (McCormick Place Expansion) (NATL-RE Insured)
17,605,000	Zero Coupon, 6/15/2020, Ser. Ab	17,412,401	1.1%
5,100,000	0.000% - 0.000%, 6/15/2024 - 12/15/2024, Ser. Ab	4,574,808	0.3%
	Metropolitan Pier and Exposition Auth., IL Rev. (McCormick Place Expansion) (NATL-RE Insured)
10,100,000	Zero Coupon, 6/15/2035, Ser. Ab	6,094,239	0.4%
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion)
2,000,000	Zero Coupon, 12/15/2047, Ser. Bc	1,333,100	0.1%
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion) (NATL-RE Insured)
920,000	5.500%, 6/15/2020[b]	922,493	0.1%
	Other Securities^	29,270,106	1.9%

	Total	123,055,495

Indiana (1.3%)
	Other Securities^	20,701,946	1.3%

	Total	20,701,946

Iowa (1.9%)
	Iowa Finance Auth. Rev. (Lifespace Communities, Inc.)
5,500,000	5.000% - 5.000%, 5/15/2041 - 5/15/2043, Ser. A	6,125,970	0.4%
	Iowa Finance Auth. Rev. (Northcrest Inc.)
1,500,000	5.000%, 3/1/2048, Ser. A	1,625,700	0.1%
	Iowa Finance Auth. Rev. Refg.
8,100,000	5.000%, 8/1/2036	9,936,594	0.7%
3,000,000	5.000%, 8/1/2042	3,629,760	0.2%
	Iowa Finance Auth. Senior Housing Rev. (PHS Council Bluffs, Inc.)
1,355,000	5.125%, 8/1/2048	1,430,284	0.1%
	Other Securities^	6,509,967	0.4%

	Total	29,258,275

Kansas (0.9%)
	Other Securities^	14,391,563	0.9%

	Total	14,391,563

Kentucky (1.0%)
	Other Securities^	16,150,359	1.0%

	Total	16,150,359

Louisiana (2.8%)
	Other Securities^	43,600,457	2.8%

	Total	43,600,457

Maryland (0.1%)
	Other Securities^	1,126,830	0.1%

	Total	1,126,830

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (98.3%)	Value	% of Net Assets
Massachusetts (4.7%)
	Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute)
$6,500,000	5.000%, 12/1/2046, Ser. N	$7,613,060	0.5%
	Massachusetts Development Finance Agency Rev. (Northeastern University)
750,000	5.000%, 10/1/2031	821,940	<0.1%
	Massachusetts Development Finance Agency Rev. (Wellesley College)
3,000,000	5.000%, 7/1/2042, Ser. J	3,277,440	0.2%
	Massachusetts G.O.
11,125,000	5.000%, 9/1/2048, Ser. E	13,546,134	0.9%
	Massachusetts Health & Educational Fac. Auth. Rev. (Massachusetts Institute of Technology)
15,295,000	5.250%, 7/1/2033, Ser. L	21,581,857	1.4%
	Massachusetts Health & Educational Fac. Auth. Rev. (Tufts University)
5,400,000	5.500%, 2/15/2028, Ser. M	7,101,378	0.5%
8,300,000	Massachusetts Port Auth. Rev.	8,962,838	0.6%
	5.000%, 7/1/2042, Ser. A, AMT
	Other Securities^	9,635,775	0.6%

	Total	72,540,422

Michigan (2.3%)
	Great Lakes, MI Water Auth. Water Supply System Rev.
10,000,000	5.000%, 7/1/2046, Ser. A	11,724,800	0.8%
	Michigan Strategic Rev.
7,775,000	5.000%, 12/31/2043, AMT	9,240,743	0.6%
	Other Securities^	14,329,510	0.9%

	Total	35,295,053

Minnesota (3.4%)
	St. Paul, MN Housing & Redevelopment Auth. Health Care Fac. Rev. Refg. (HealthPartners Obligated Group)
5,945,000	5.000%, 7/1/2032, Ser. A	6,829,497	0.5%
	St. Paul, MN Housing & Redevelopment Auth. Health Care Rev. Refg. (Fairview Health Services)
6,945,000	5.000%, 11/15/2047, Ser. A	8,227,394	0.5%
	St. Paul, MN Housing & Redevelopment Auth. Rev. Refg. (Rossy & Richard Shaller Family Sholom East Campus)
1,000,000	5.000%, 10/1/2043	1,041,690	0.1%
	Other Securities^	35,910,238	2.3%

	Total	52,008,819

Mississippi (0.3%)
	Other Securities^	5,370,049	0.3%

	Total	5,370,049

Missouri (0.5%)
	Other Securities^	7,169,803	0.5%

	Total	7,169,803

Montana (0.1%)
	Other Securities^	2,005,494	0.1%

	Total	2,005,494

Nebraska (2.1%)
	Omaha, NE Public Power District Electric Rev.
8,150,000	5.000%, 2/1/2045, Ser. A	9,276,819	0.6%
	Omaha, NE Public Power District Electric Rev. Refg.
8,275,000	5.000%, 2/1/2042, Ser. A	10,047,919	0.6%
	Other Securities^	12,550,475	0.9%

	Total	31,875,213

Nevada (0.4%)
	Other Securities^	6,044,642	0.4%

	Total	6,044,642

New Hampshire (<0.1%)
	Other Securities^	370,000	<0.1%

	Total	370,000

New Jersey (1.5%)
	Tobacco Settlement Financing Corporation Rev. Refg.
8,725,000	5.250%, 6/1/2046, Ser. A	10,134,524	0.7%
	Other Securities^	13,308,244	0.8%

	Total	23,442,768

New York (8.1%)
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
8,000,000	5.000%, 6/15/2037, Ser. DD-1	9,885,920	0.6%
3,250,000	5.375% - 5.375%, 6/15/2043[a]	3,401,618	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (98.3%)	Value	% of Net Assets
New York (8.1%) - continued
	New York City Transitional Finance Auth. Future Tax Secured Rev.
	5.000%, 11/1/2033, Ser. D-1	$16,085,700	1.0%
19,000,000	5.000%, 2/1/2043, Ser. A	22,535,900	1.5%
	New York City Water & Sewer System Rev.
1,200,000	1.310% - 1.310%, 6/15/2025 - 6/15/2048, Ser. AA-1[d]	1,200,000	0.1%
	New York State Dormitory Auth. State Personal Income Tax Rev.
5,000,000	5.000%, 3/15/2039, Ser. C	5,675,100	0.4%
	New York State Dormitory Auth. State Personal Income Tax Rev. Refg.
8,330,000	5.000%, 2/15/2043, Ser. B	9,965,596	0.6%
	New York State Liberty Development Corporation Rev.
10,000,000	5.250%, 12/15/2043	10,813,100	0.7%
	Port Auth. of New York & New Jersey Rev.
11,125,000	5.000% - 5.000%, 12/1/2024 - 9/1/2039, Ser. 178, AMT	12,748,986	0.8%
	Port Auth. of New York & New Jersey Rev. Refg.
6,715,000	5.000% - 5.000%, 9/15/2034 - 9/15/2048, Ser. 207, AMT	8,158,578	0.5%
	Other Securities^	24,551,677	1.6%

	Total	125,022,175

North Carolina (0.9%)
	Other Securities^	13,569,202	0.9%

	Total	13,569,202

North Dakota (0.4%)
	Other Securities^	6,040,575	0.4%

	Total	6,040,575

Ohio (5.3%)
	Buckeye, OH Tobacco Settlement Financing Auth. Rev.
16,110,000	5.125%, 6/1/2024, Ser. A-2	16,132,071	1.0%
	Ohio Higher Educational Fac. Commission Rev. (Case Western Reserve University)
3,135,000	5.000% - 6.500%, 10/1/2020 - 12/1/2028	3,595,281	0.2%
	Ohio Higher Educational Fac. Commission Rev. (Dayton University)
2,565,000	5.000%, 12/1/2035, Ser. A	2,944,261	0.2%
	Ohio Higher Educational Fac. Commission Rev. (Kenyon College)
3,025,000	5.000%, 7/1/2042	3,571,890	0.2%
	Ohio Higher Educational Fac. Commission Rev. Refg. (Kenyon College)
4,740,000	5.250% - 5.250%, 7/1/2044[a]	4,865,752	0.3%
	Ohio Higher Educational Fac. Commission Rev. Refg. (University of Findlay)
2,400,000	5.000%, 3/1/2034	2,767,776	0.2%
	Ohio Hospital Rev. (Cleveland Clinic Health System Obligated Group)
5,000,000	5.000%, 1/1/2034	5,366,800	0.4%
	Ohio State Turnpike Commission Rev.
8,570,000	Zero Coupon, 2/15/2034, Ser. A-4[c]	9,718,209	0.6%
	Ohio State Turnpike Commission Rev. Refg. (NATL-RE Insured)
10,000,000	5.500%, 2/15/2026, Ser. Ab	12,301,700	0.8%
	Other Securities^	20,263,746	1.4%

	Total	81,527,486

Oklahoma (1.6%)
	Grand River, OK Dam Authority Rev.
7,815,000	5.000%, 6/1/2039, Ser. A	8,898,315	0.6%
	Other Securities^	15,879,686	1.0%

	Total	24,778,001

Oregon (1.1%)
	Other Securities^	16,697,471	1.1%

	Total	16,697,471

Pennsylvania (1.9%)
	Pennsylvania Turnpike Commission Turnpike Rev.
7,950,000	5.000% - 5.000%, 12/1/2040 - 12/1/2046, Ser. B	9,223,778	0.6%
	Pennsylvania Turnpike Commission Turnpike Rev. (AGM Insured)
10,440,000	6.250%, 6/1/2033, Ser. Cb	13,247,942	0.8%
	Other Securities^	7,391,254	0.5%

	Total	29,862,974

South Carolina (1.2%)
	Other Securities^	18,371,859	1.2%

	Total	18,371,859

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (98.3%)	Value	% of Net Assets
South Dakota (0.3%)
	Other Securities^	$4,285,216	0.3%

	Total	4,285,216

Tennessee (0.2%)
	Other Securities^	2,874,478	0.2%

	Total	2,874,478

Texas (9.0%)
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools)
3,000,000	5.000% - 6.000%, 8/15/2042 - 8/15/2043	3,332,740	0.2%
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools) (PSF-GTD Insured)
7,605,000	5.000% - 5.000%, 8/15/2036 - 8/15/2046, Ser. Ab	8,699,190	0.6%
	Clifton, TX Higher Education Finance Corporation Education Rev. (Uplift Education)
4,000,000	6.250%, 12/1/2045, Ser. Aa	4,211,960	0.3%
	Houston, TX Water and Sewer System Rev. Refg. (AGM Insured)
10,000,000	5.750%, 12/1/2032, Ser. Aa,b	14,598,000	0.9%
	North Texas Tollway Auth. System Rev. Refg.
5,000,000	5.000%, 1/1/2042, Ser. B	5,336,100	0.3%
	North Texas Tollway Auth. System Rev. Refg. (AGC Insured)
5,000,000	Zero Coupon, 1/1/2028, Ser. Db	4,263,800	0.3%
	North Texas Tollway Auth. System Rev.
15,000,000	5.000%, 9/1/2030, Ser. Da	16,020,000	1.0%
	San Antonio Water System Rev.
7,875,000	5.000%, 5/15/2039, Ser. A	9,645,851	0.6%
	Texas G.O. Refg.
13,940,000	5.000%, 10/1/2044, Ser. A	16,013,714	1.0%
	Texas Private Activity Bond Surface Transportation Corporation Rev. (Segment 3C)
10,000,000	5.000%, 6/30/2058, AMT	11,647,200	0.8%
	Other Securities^	45,137,422	3.0%

	Total	138,905,977

Utah (1.7%)
	Orem, UT G.O.
6,880,000	5.000%, 12/1/2046	8,432,885	0.5%
	Other Securities^	17,315,942	1.2%

	Total	25,748,827

Vermont (0.3%)
	Other Securities^	4,713,890	0.3%

	Total	4,713,890

Virginia (3.0%)
	Virginia Commonwealth Transportation Board Rev.
10,000,000	5.000%, 5/15/2034[a]	10,587,100	0.7%
	Virginia Small Business Financing Auth. Rev. (95 Express Lanes, LLC)
1,250,000	5.000%, 7/1/2049, AMT	1,329,338	0.1%
	Virginia Small Business Financing Auth. Rev. (Elizabeth River Crossings Opco, LLC)
8,910,000	6.000%, 1/1/2037, AMT	9,867,023	0.6%
1,800,000	5.500%, 1/1/2042, AMT	1,958,832	0.1%
	Virginia Small Business Financing Auth. Rev. (Transform 66 P3)
6,575,000	5.000%, 12/31/2049, AMT	7,540,670	0.5%
10,610,000	5.000%, 12/31/2052, AMT	12,145,055	0.8%
610,000	5.000%, 12/31/2047, AMT	702,781	<0.1%
	Other Securities^	2,698,049	0.2%

	Total	46,828,848

Washington (3.4%)
	Washington State Various Purpose G.O.
12,095,000	5.000%, 8/1/2030, Ser. A	13,688,758	0.9%
5,310,000	5.000%, 8/1/2042, Ser. A	6,382,567	0.4%
	Other Securities^	32,910,476	2.1%

	Total	52,981,801

West Virginia (0.4%)
	Other Securities^	6,149,450	0.4%

	Total	6,149,450

Wisconsin (2.6%)
	Wisconsin Health & Educational Fac. Auth. Rev. (PHW Oconomowoc, Inc.)
1,750,000	5.125%, 10/1/2048	1,876,210	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (98.3%)	Value	% of Net Assets
Wisconsin (2.6%) - continued
	Wisconsin Health & Educational Fac. Auth. Rev. (Thedacare, Inc.)
$9,030,000	5.000% - 5.500%, 12/15/2038 - 12/15/2044	$9,515,357	0.6%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Ascension Health Credit Group)
9,275,000	5.000%, 11/15/2039, Ser. A	10,845,350	0.7%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Benevolent Corporation Cedar Community)
870,000	5.000%, 6/1/2037	940,844	0.1%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marquette University)
8,000,000	5.000%, 10/1/2041	9,398,640	0.6%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marshfield Clinic Health Systems, Inc.)
2,000,000	5.000%, 2/15/2047, Ser. C	2,273,980	0.1%
	Other Securities^	5,749,820	0.4%

	Total	40,600,201

Wyoming (0.2%)
	Other Securities^	3,020,559	0.2%

	Total	3,020,559

	Total Long-Term Fixed Income (cost $1,407,338,553)	1,512,470,046

Principal Amount	Short-Term Investments (0.5%)[e]	Value	% of Net Assets
	Other Securities^	6,969,343	0.5%

	Total Short-Term Investments (cost $6,962,468)	6,969,343

	Total Investments (cost $1,414,301,021) 98.7%	$1,519,439,389

	Other Assets and Liabilities, Net 1.3%	19,671,458

	Total Net Assets 100.0%	$1,539,110,847

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

b

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

c	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2019.
d

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

AGC	-	Assured Guaranty, Ltd
AGM	-	Assured Guaranty Municipal Corporation
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
Fac.	-	Facility/Facilities
G.O.	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Permanent School Fund Guarantee Program
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$92,453,316
Gross unrealized depreciation	(1,744,165)

Net unrealized appreciation (depreciation)	$90,709,151
Cost for federal income tax purposes	$1,428,730,238

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Municipal Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Education	232,253,745	–	232,253,745	–
Electric Revenue	66,241,640	–	66,241,640	–
Escrowed/Pre-refunded	191,442,275	–	191,442,275	–
General Obligation	164,085,954	–	164,085,954	–
Health Care	211,898,345	–	211,898,345	–
Housing Finance	12,853,952	–	12,853,952	–
Industrial Development Revenue	12,759,459	–	12,759,459	–
Other Revenue	76,760,624	–	76,760,624	–
Tax Revenue	118,730,403	–	118,730,403	–
Transportation	309,846,900	–	309,846,900	–
Water & Sewer	115,596,749	–	115,596,749	–
Short-Term Investments	6,969,343	–	6,969,343	–

Total Investments at Value	$1,519,439,389	$–	$1,519,439,389	$–

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2019, for Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,310,066)
Total Interest Rate Contracts		(1,310,066)

Total		($1,310,066)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2019, for Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(285,525)
Total Interest Rate Contracts		(285,525)

Total		($285,525)

The following table presents Municipal Bond Fund’s average volume of derivative activity during the period ended October 31, 2019.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Short	($46,609,516)

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (26.4%)	Value	% of Net Assets
Basic Materials (1.2%)
	Other Securities^	$7,882,038	1.2%

	Total	7,882,038

Capital Goods (2.2%)
	GFL Environmental, Inc., Term Loan
$2,869,320	4.786%, (LIBOR 1M + 3.000%), 5/31/2025[a,b]	2,858,044	0.4%
	TransDigm, Inc., Term Loan
2,164,015	4.286%, (LIBOR 1M + 2.500%), 6/9/2023[a,b]	2,152,914	0.3%
	Vertiv Group Corporation, Term Loan
2,710,557	5.927%, (LIBOR 1M + 4.000%), 11/15/2023[a,b]	2,547,246	0.4%
	Other Securities^	7,063,621	1.1%

	Total	14,621,825

Communications Services (6.0%)
	CenturyLink, Inc., Term Loan
4,640,193	4.536%, (LIBOR 1M + 2.750%), 1/31/2025[a,b]	4,589,754	0.7%
	CommScope Inc., Term Loan
2,470,000	5.036%, (LIBOR 1M + 3.250%), 4/4/2026[a,b]	2,419,834	0.4%
	CSC Holdings, LLC, Term Loan
3,590,000	4.327%, (LIBOR 1M + 2.500%), 4/15/2027[a,b,c,d]	3,583,574	0.5%
	Diamond Sports Group, LLC, Term Loan
2,415,000	5.080%, (LIBOR 1M + 3.250%), 8/24/2026[a,b]	2,424,056	0.4%
	Frontier Communications Corporation, Term Loan
2,391,472	5.540%, (LIBOR 1M + 3.750%), 6/15/2024[a,b]	2,380,113	0.4%
	Sprint Communications, Inc., Term Loan
3,207,750	4.313%, (LIBOR 1M + 2.500%), 2/3/2024[a,b]	3,169,000	0.5%
	Virgin Media Bristol, LLC, Term Loan
3,140,000	4.421%, (LIBOR 1M + 2.500%), 1/31/2028[a,b]	3,125,619	0.5%
	Other Securities^	17,373,840	2.6%

	Total	39,065,790

Consumer Cyclical (4.5%)
	1011778 B.C., ULC, Term Loan
3,533,220	4.036%, (LIBOR 1M + 2.250%), 2/17/2024[a,b]	3,535,870	0.5%
	Golden Entertainment, Inc., Term Loan
2,533,125	4.810%, (LIBOR 1M + 3.000%), 10/20/2024[a,b]	2,534,721	0.4%
	LCPR Loan Financing, LLC, Term Loan
2,995,000	0.000%, (LIBOR 3M + 5.000%), 10/22/2026[a,b,c,d]	3,011,862	0.5%
	Scientific Games International, Inc., Term Loan
4,885,550	4.536%, (LIBOR 2M + 2.750%), 8/14/2024[a,b]	4,825,996	0.7%
	Stars Group Holdings BV, Term Loan
2,434,093	5.604%, (LIBOR 3M + 3.500%), 7/10/2025[a,b]	2,443,026	0.4%
	Other Securities^	13,378,140	2.0%

	Total	29,729,615

Consumer Non-Cyclical (4.8%)
	Air Medical Group Holdings, Inc., Term Loan
4,160,888	5.096%, (LIBOR 1M + 3.250%), 4/28/2022[a,b]	3,727,906	0.6%
	Albertson’s LLC, Term Loan
4,065,000	4.536%, (LIBOR 1M + 2.750%), 8/17/2026[a,b,c,d]	4,084,553	0.6%
	Bausch Health Companies, Inc., Term Loan
2,885,385	4.921%, (LIBOR 1M + 3.000%), 6/1/2025[a,b]	2,894,705	0.4%
	Endo International plc, Term Loan
3,833,394	6.063%, (LIBOR 1M + 4.250%), 4/27/2024[a,b]	3,519,056	0.5%
	McGraw-Hill Global Education Holdings, LLC, Term Loan
3,460,707	5.786%, (LIBOR 1M + 4.000%), 5/4/2022[a,b]	3,154,642	0.5%
	MPH Acquisition Holdings, LLC, Term Loan
3,575,000	4.854%, (LIBOR 3M + 2.750%), 6/7/2023[a,b]	3,344,663	0.5%
	Other Securities^	10,582,899	1.7%

	Total	31,308,424

Energy (2.0%)
	HFOTCO, LLC, Term Loan
2,666,250	4.540%, (LIBOR 1M + 2.750%), 6/26/2025[a,b,e]	2,662,917	0.4%
	Radiate Holdco, LLC, Term Loan
3,949,118	4.786%, (LIBOR 1M + 3.000%), 2/1/2024[a,b]	3,905,796	0.6%
	Other Securities^	6,254,240	1.0%

	Total	12,822,953

Financials (3.7%)
	Digicel International Finance, Ltd., Term Loan
2,534,748	5.340%, (LIBOR 3M + 3.250%), 5/27/2024[a,b]	2,149,111	0.3%
	GGP Nimbus, LLC, Term Loan
2,687,850	4.286%, (LIBOR 1M + 2.500%), 8/24/2025[a,b]	2,642,506	0.4%
	Level 3 Parent, LLC, Term Loan
2,765,000	4.036%, (LIBOR 1M + 2.250%), 2/22/2024[a,b]	2,767,074	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (26.4%)	Value	% of Net Assets
Financials (3.7%) - continued
	Sable International Finance, Ltd., Term Loan
$4,180,907	5.036%, (LIBOR 1M + 3.250%), 1/31/2026[a,b]	$4,190,774	0.6%
	Tronox Finance, LLC, Term Loan
2,114,243	4.660%, (LIBOR 3M + 2.750%), 9/22/2024[a,b]	2,093,376	0.3%
	Other Securities^	10,337,205	1.7%

	Total	24,180,046

Technology (1.7%)
	Clear Channel Outdoor Holdings, Inc., Term Loan
3,005,000	5.286%, (LIBOR 1M + 3.500%), 8/21/2026[a,b]	3,009,838	0.5%
	Prime Security Services Borrower, LLC, Term Loan
3,500,000	5.247%, (LIBOR 1M + 3.250%), 9/23/2026[a,b]	3,376,240	0.5%
	Rackspace Hosting, Inc., Term Loan
4,023,578	5.287%, (LIBOR 2M + 3.000%), 11/3/2023[a,b]	3,572,173	0.5%
	Other Securities^	1,297,346	0.2%

	Total	11,255,597

Utilities (0.3%)
	Other Securities^	1,989,541	0.3%

	Total	1,989,541

	Total Bank Loans (cost $178,951,543)	172,855,829

Principal Amount	Long-Term Fixed Income (52.4%)	Value	% of Net Assets
Asset-Backed Securities (4.9%)
	Babson CLO, Ltd.
2,300,000	4.866%, (LIBOR 3M + 2.900%), 7/20/2029, Ser. 2018-3A, Class Db,f	2,152,064	0.3%
	Cent CLO, LP
2,700,000	4.240%, (LIBOR 3M + 2.300%), 10/25/2028, Ser. 2018-27A, Class Bb,f	2,644,183	0.4%
	OZLM Funding II, Ltd.
2,170,000	3.436%, (LIBOR 3M + 1.500%), 7/30/2031, Ser. 2012-2A, Class A1BRb,f	2,150,381	0.3%
	Park Avenue Institutional Advisers CLO, Ltd.
2,200,000	3.466%, (LIBOR 3M + 1.500%), 10/20/2031, Ser. 2018-1A, Class A1Bb,f	2,167,064	0.3%
	Sound Point CLO XXI, Ltd.
2,200,000	3.386%, (LIBOR 3M + 1.450%), 10/26/2031, Ser. 2018-3A, Class A1Bb,f	2,166,193	0.3%
	Other Securities^	21,113,605	3.3%

	Total	32,393,490

Basic Materials (0.8%)
	Other Securities^	5,185,022	0.8%

	Total	5,185,022

Capital Goods (2.0%)
	Other Securities^	12,964,233	2.0%

	Total	12,964,233

Collateralized Mortgage Obligations (9.8%)
	Antler Mortgage Trust
3,450,000	4.335%, 7/25/2022, Ser. 2018-RTL1, Class A1[f]	3,461,845	0.5%
	Banc of America Alternative Loan Trust
557,840	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	537,948	0.1%
	Banc of America Mortgage Securities Trust
1,024,999	4.034%, 9/25/2035, Ser. 2005-H, Class 3A1[b]	1,023,300	0.2%
	Banc of America Mortgage Securities, Inc.
189,904	4.026%, 9/25/2035, Ser. 2005-H, Class 2A1[b]	188,119	<0.1%
	Bellemeade Re 2018-1, Ltd.
2,096,595	3.423%, (LIBOR 1M + 1.600%), 4/25/2028, Ser. 2018-1A, Class M1Bb,f	2,098,819	0.3%
	CHL Mortgage Pass-Through Trust
1,959,574	6.000% - 6.250%, 9/25/2036 - 11/25/2037, Ser. 2007-18, Class 1A2	1,637,057	0.2%
527,360	4.143%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	520,390	0.1%
	Countrywide Alternative Loan Trust
2,195,986	5.500% - 7.000%, 5/25/2035 - 10/25/2037, Ser. 2006-39CB, Class 1A16	1,919,777	0.3%
	Countrywide Home Loan Mortgage Pass Through Trust
326,652	3.960%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	297,173	<0.1%
	Federal National Mortgage Association - REMIC
45,869,494	2.500% - 3.000%, 7/25/2027 - 2/25/2033, Ser. 2012-121, Class BIg	3,190,817	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (52.4%)	Value	% of Net Assets
Collateralized Mortgage Obligations (9.8%) - continued
	Greenpoint Mortgage Funding Trust
$224,194	2.023%, (LIBOR 1M + 0.200%), 10/25/2045, Ser. 2005-AR4, Class G41Bb	$201,640	<0.1%
	IndyMac INDA Mortgage Loan Trust
2,749,183	3.868%, 8/25/2036, Ser. 2006-AR1, Class A1[b]	2,670,492	0.4%
	J.P. Morgan Alternative Loan Trust
431,260	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	359,258	0.1%
	J.P. Morgan Mortgage Trust
402,411	4.357%, 7/25/2035, Ser. 2007-A1, Class 2A1[b]	413,751	0.1%
	Merrill Lynch Alternative Note Asset Trust
361,990	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	267,012	<0.1%
	Merrill Lynch Mortgage Investors Trust
750,027	4.332%, 6/25/2035, Ser. 2005-A5, Class M1[b]	793,261	0.1%
	Structured Asset Mortgage Investments, Inc.
557,625	2.133%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	565,463	0.1%
	Toorak Mortgage Corporation
2,100,000	4.458%, 3/25/2022, Ser. 2019-1, Class A1[f,h]	2,136,868	0.3%
	Vericrest Opportunity Loan Trust
2,450,000	4.090%, 11/25/2049, Ser. 2019-NPL8, Class A1Bf,h	2,457,935	0.4%
	Wachovia Asset Securitization, Inc.
715,802	1.963%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class Ab,f,i	670,946	0.1%
	WaMu Mortgage Pass Through Certificates
759,393	3.270%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	723,667	0.1%
430,211	3.869%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	424,542	0.1%
359,166	3.130%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	350,455	0.1%
92,421	3.881%, 8/25/2046, Ser. 2006-AR8, Class 1A1[b]	89,713	<0.1%
	Wells Fargo Mortgage Backed Securities Trust
1,095,105	5.500% - 6.000%, 1/25/2036 - 7/25/2037, Ser. 2005-18, Class 1A1	1,092,939	0.2%
430,170	4.877%, 12/25/2034, Ser. 2004-EE, Class B1[b]	433,428	0.1%
363,574	4.991%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	374,558	0.1%
	Other Securities^	35,256,889	5.5%

	Total	64,158,062

Commercial Mortgage-Backed Securities (0.7%)
	Federal National Mortgage Association
1,950,066	4.500%, 5/1/2048	2,055,466	0.3%
	Federal National Mortgage Association - ACES
21,500,000	1.468%, 2/25/2031, Ser. 2019-M21, Class X2[b,e,g]	2,441,970	0.4%

	Total	4,497,436

Communications Services (2.4%)
	Embarq Corporation
370,000	7.995%, 6/1/2036	366,300	0.1%
	Level 3 Communications, Inc.
500,000	5.375%, 1/15/2024	509,375	0.1%
	Level 3 Financing, Inc.
670,000	5.250%, 3/15/2026	699,312	0.1%
	Other Securities^	14,078,509	2.1%

	Total	15,653,496

Consumer Cyclical (3.0%)
	Other Securities^	19,794,720	3.0%

	Total	19,794,720

Consumer Non-Cyclical (2.9%)
	Other Securities^	18,820,312	2.9%

	Total	18,820,312

Energy (2.4%)
	Other Securities^	15,734,571	2.4%

	Total	15,734,571

Financials (6.5%)
	BAC Capital Trust XIV
138,000	4.000%, (LIBOR 3M + 0.400%), 11/18/2019[b,j]	123,855	<0.1%
	Bank of America Corporation
252,000	4.200%, 8/26/2024	271,538	<0.1%
491,000	3.864%, 7/23/2024[b]	518,816	0.1%
405,000	6.250%, 9/5/2024[b,j]	447,930	0.1%
373,000	3.550%, 3/5/2024[b]	388,737	0.1%
293,000	5.125%, 6/20/2024[b,j]	308,749	0.1%
252,000	3.499%, 5/17/2022[b]	257,319	<0.1%
250,000	2.738%, 1/23/2022[b]	251,979	<0.1%
124,000	3.458%, 3/15/2025[b]	129,508	<0.1%
	Central Fidelity Capital Trust I
310,000	3.001%, (LIBOR 3M + 1.000%), 4/15/2027[b]	296,050	<0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (52.4%)	Value	% of Net Assets
Financials (6.5%) - continued
	J.P. Morgan Chase & Company
$504,000	3.375% - 3.875%, 5/1/2023 - 9/10/2024	$531,810	0.2%
576,000	5.000%, 8/1/2024[b,j]	598,107	0.1%
490,000	4.023%, 12/5/2024[b]	523,202	0.1%
300,000	2.776%, 4/25/2023[b]	304,334	0.1%
231,000	3.166%, (LIBOR 3M + 1.230%), 10/24/2023[b]	235,035	<0.1%
195,000	5.150%, 5/1/2023[b,j]	202,069	<0.1%
175,000	2.818%, (LIBOR 3M + 0.680%), 6/1/2021[b]	175,472	<0.1%
	Wachovia Capital Trust II
100,000	2.501%, (LIBOR 3M + 0.500%), 1/15/2027[b]	93,606	<0.1%
	Wells Fargo & Company
615,000	2.100% - 4.125%, 7/26/2021 - 1/24/2024	639,615	0.1%
245,000	2.406%, 10/30/2025[b]	245,458	<0.1%
200,000	3.157%, (LIBOR 3M + 1.230%), 10/31/2023[b]	203,504	<0.1%
	Other Securities^	35,752,603	5.5%

	Total	42,499,296

Mortgage-Backed Securities (14.0%)
	Federal Home Loan Mortgage Corporation Conventional 15-Yr. Pass Through
4,538,051	3.500%, 5/1/2034[d]	4,714,991	0.7%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
20,299,000	3.000%, 11/1/2034[d]	20,784,669	3.2%
10,000,000	2.500%, 12/1/2034[d]	10,103,125	1.5%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
17,780,000	3.500%, 11/1/2049[d]	18,256,449	2.8%
37,406,000	3.000%, 12/1/2049[d]	37,974,526	5.8%
	Other Securities^	328,998	<0.1%

	Total	92,162,758

Technology (1.3%)
	Other Securities^	8,654,095	1.3%

	Total	8,654,095

Transportation (0.5%)
	Other Securities^	3,657,610	0.5%

	Total	3,657,610

Utilities (1.2%)
	Other Securities^	7,638,694	1.2%

	Total	7,638,694

	Total Long-Term Fixed Income (cost $340,637,642)	343,813,795

Shares	Registered Investment Companies (16.7%)	Value	% of Net Assets
Unaffiliated (2.0%)
131,500	Invesco Senior Loan ETF	2,946,915	0.5%
20,175	SPDR Bloomberg Barclays High Yield Bond ETF	2,182,733	0.3%
50,595	Vanguard Short-Term Corporate Bond ETF	4,111,856	0.6%
	Other Securities^	3,775,150	0.6%

	Total	13,016,654

Affiliated (14.7%)
9,797,497	Thrivent Core Emerging Markets Debt Fund	96,309,398	14.7%

	Total	96,309,398

	Total Registered Investment Companies (cost $106,909,590)	109,326,052

Shares	Preferred Stock (1.0%)	Value	% of Net Assets
Consumer Staples (0.1%)
	Other Securities^	479,523	0.1%

	Total	479,523

Energy (0.1%)
	Other Securities^	931,993	0.1%

	Total	931,993

Financials (0.8%)
7,500	Bank of America Corporation, 5.000%[j,k]	194,625	<0.1%
5,500	J.P. Morgan Chase & Company, 4.750%[d,j,l]	138,545	<0.1%
709	Wells Fargo & Company, Convertible, 7.500%[j]	1,070,235	0.2%
	Other Securities^	3,699,136	0.6%

	Total	5,102,541

	Total Preferred Stock (cost $6,161,332)	6,514,057

Shares	Collateral Held for Securities Loaned (0.4%)	Value	% of Net Assets
2,845,953	Thrivent Cash Management Trust	2,845,953	0.4%

	Total Collateral Held for Securities Loaned (cost $2,845,953)	2,845,953

Shares	Common Stock (0.1%)	Value	% of Net Assets

Energy (0.1%)
	Other Securities^	621,423	0.1%

	Total	621,423

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2019

Shares	Common Stock (0.1%)	Value	% of Net Assets
Materials (<0.1%)
	Other Securities^	$348,725	<0.1%

	Total	348,725

	Total Common Stock (cost $2,233,304)	970,148

Shares or Principal Amount	Short-Term Investments (17.9%)	Value	% of Net Assets
11,523,572	Thrivent Core Short-Term Reserve Fund 2.110%	115,235,718	17.6%
	Other Securities^	1,799,538	0.3%

	Total Short-Term Investments (cost $117,035,180)	117,035,256

	Total Investments (cost $754,774,544) 114.9%	$753,361,090

	Other Assets and Liabilities, Net (14.9%)	(97,866,265)

	Total Net Assets 100.0%	$655,494,825

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $120,552,754 or 18.4% of total net assets.

g

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2019.
i	All or a portion of the security is insured or guaranteed.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
k	All or a portion of the security is on loan.
l	Non-income producing security.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Fund as of October 31, 2019:

Securities Lending Transactions

Long-Term Fixed Income	$2,437,146
Common Stock	262,882

Total lending	$2,700,028
Gross amount payable upon return of collateral for securities loaned	$2,845,953

Net amounts due to counterparty	$145,925

Definitions:

ACES	-	Alternative Credit Enhancement Securities
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$10,423,930
Gross unrealized depreciation	(12,165,428)

Net unrealized appreciation (depreciation)	($1,741,498)

Cost for federal income tax purposes	$754,762,309

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Opportunity Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	7,882,038	–	6,753,764	1,128,274
Capital Goods	14,621,825	–	13,476,282	1,145,543
Communications Services	39,065,790	–	39,065,790	–
Consumer Cyclical	29,729,615	–	29,729,615	–
Consumer Non-Cyclical	31,308,424	–	31,308,424	–
Energy	12,822,953	–	8,164,293	4,658,660
Financials	24,180,046	–	22,759,880	1,420,166
Technology	11,255,597	–	11,255,597	–
Utilities	1,989,541	–	1,989,541	–

Long-Term Fixed Income
Asset-Backed Securities	32,393,490	–	32,393,490	–
Basic Materials	5,185,022	–	5,185,022	–
Capital Goods	12,964,233	–	12,964,233	–
Collateralized Mortgage Obligations	64,158,062	–	62,182,054	1,976,008
Commercial Mortgage-Backed Securities	4,497,436	–	2,055,466	2,441,970
Communications Services	15,653,496	–	15,653,496	–
Consumer Cyclical	19,794,720	–	19,794,720	–
Consumer Non-Cyclical	18,820,312	–	18,820,312	–
Energy	15,734,571	–	15,734,571	–
Financials	42,499,296	–	42,499,296	–
Mortgage-Backed Securities	92,162,758	–	92,162,758	–
Technology	8,654,095	–	8,654,095	–
Transportation	3,657,610	–	3,657,610	–
Utilities	7,638,694	–	7,638,694	–

Registered Investment Companies
Unaffiliated	13,016,654	13,016,654	–	–

Preferred Stock
Consumer Staples	479,523	479,523	–	–
Energy	931,993	931,993	–	–
Financials	5,102,541	3,112,781	1,989,760	–

Common Stock
Energy	621,423	621,423	–	–
Materials	348,725	348,725	–	–
Short-Term Investments	1,799,538	–	1,799,538	–

Subtotal Investments in Securities	$538,970,021	$18,511,099	$507,688,301	$12,770,621

Other Investments*	Total

Affiliated Registered Investment Companies	96,309,398
Affiliated Short-Term Investments	115,235,718
Collateral Held for Securities Loaned	2,845,953

Subtotal Other Investments	$214,391,069

Total Investments at Value	$753,361,090

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	49,738	49,738	–	–

Total Asset Derivatives	$49,738	$49,738	$–	$–

Liability Derivatives
Futures Contracts	390,017	390,017	–	–

Total Liability Derivatives	$390,017	$390,017	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2019

The following table presents Opportunity Income Plus Fund’s futures contracts held as of October 31, 2019. Investments and/or cash totaling $1,799,538 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/ (Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	84	December 2019	$11,059,395	($114,457)
CBOT 2-Yr. U.S. Treasury Note	128	December 2019	27,647,393	(50,394)
CBOT 5-Yr. U.S. Treasury Note	69	December 2019	8,274,251	(49,235)
CME Ultra Long Term U.S. Treasury Bond	26	December 2019	5,025,602	(92,102)

Total Futures Long Contracts			$52,006,641	($306,188)

CBOT U.S. Long Bond	(2)	December 2019	($329,290)	$6,540
CME E-mini S&P 500 Index	(60)	December 2019	(9,023,570)	(83,829)
Ultra 10-Yr. U.S. Treasury Note	(16)	December 2019	(2,316,949)	43,198

Total Futures Short Contracts			($11,669,809)	($34,091)

Total Futures Contracts			$40,336,832	($340,279)

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2019, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$49,738
Total Interest Rate Contracts		49,738

Total Asset Derivatives		$49,738

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	83,829
Total Equity Contracts		83,829

Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	306,188
Total Interest Rate Contracts		306,188

Total Liability Derivatives		$390,017

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2019, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	30,961
Futures	Net realized gains/(losses) on Futures contracts	3,157,175
Total Interest Rate Contracts		3,188,136

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(296,987)
Total Equity Contracts		(296,987)

Total		$2,891,149

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2019

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2019, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(630,749)
Total Equity Contracts		(630,749)

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	240,316
Total Interest Rate Contracts		240,316

Total		($390,433)

The following table presents Opportunity Income Plus Fund’s average volume of derivative activity during the period ended October 31, 2019.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Short	($8,494,505)
Interest Rate Contracts
Futures - Long	52,632,834
Futures - Short	(9,166,015)
Written Options	(735,066)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Opportunity Income Plus Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$78,355	$10,920	$–	$96,309	9,797	14.7%

Total Affiliated Registered Investment Companies	78,355			96,309		14.7

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	77,692	284,054	246,510	115,236	11,524	17.6

Total Affiliated Short-Term Investments	77,692			115,236		17.6

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	5,374	30,482	33,010	2,846	2,846	0.4

Total Collateral Held for Securities Loaned	5,374			2,846		0.4

Total Value	$161,421			$214,391

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 10/31/2019
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$–	$7,034	$–	$4,000
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	–	–	–	2,170

Total Income from Affiliated Investments				$6,170

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	17

Total Affiliated Income from Securities Loaned, Net				$17

Total	$–	$7,034	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP GROWTH FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (94.5%)	Value
Communications Services (0.3%)
5,238	ORBCOMM, Inc.[a]	$21,005

	Total	21,005

Consumer Discretionary (14.5%)
633	Bright Horizons Family Solutions, Inc.[a]	94,013
345	Burlington Stores, Inc.[a]	66,299
748	Children’s Place, Inc.	61,269
3,972	Duluth Holdings, Inc.[a,b]	36,701
1,376	Five Below, Inc.[a]	172,151
1,134	G-III Apparel Group, Ltd.[a]	28,475
1,050	Grand Canyon Education, Inc.[a]	96,558
1,168	Ollie’s Bargain Outlet Holdings, Inc.[a]	74,612
122	Oxford Industries, Inc.	8,401
2,245	Planet Fitness, Inc.[a]	142,917
5,519	Playa Hotels and Resorts NVa	46,028
5,440	Red Rock Resorts, Inc.	118,483
1,748	Texas Roadhouse, Inc.	98,762
292	Vail Resorts, Inc.	67,852
1,235	Wingstop, Inc.	103,036

	Total	1,215,557

Consumer Staples (3.5%)
806	Calavo Growers, Inc.	69,904
809	Casey’s General Stores, Inc.	138,185
40	Grocery Outlet Holding Corporation[a]	1,276
4,041	Turning Point Brands, Inc.	84,336

	Total	293,701

Energy (1.0%)
4,463	Nine Energy Service, Inc.[a]	25,216
2,707	Talos Energy, Inc.[a]	58,282

	Total	83,498

Financials (7.9%)
2,072	Ameris Bancorp	88,785
1,893	Essent Group, Ltd.	98,606
2,994	Everi Holdings, Inc.[a]	30,120
1,730	Hamilton Lane, Inc.	103,143
561	Interactive Brokers Group, Inc.	26,687
947	PacWest Bancorp	35,030
1,810	Prosight Global, Inc.[a]	28,707
2,705	Santander Consumer USA Holdings, Inc.	67,841
2,251	Seacoast Banking Corporation of Florida[a]	63,028
7,630	SLM Corporation	64,397
140	SVB Financial Group[a]	31,007
479	Western Alliance Bancorp	23,629

	Total	660,980

Health Care (22.1%)
1,613	Aerie Pharmaceuticals, Inc.[a,b]	35,792
1,073	Agios Pharmaceuticals, Inc.[a]	32,276
572	Arena Pharmaceuticals, Inc.[a]	27,865
3,303	Axonics Modulation Technologies, Inc.[a]	81,650
507	Bio-Techne Corporation	105,542
2,579	Catalent, Inc.[a]	125,468
2,250	GenMark Diagnostics, Inc.[a]	12,623
857	Guardant Health, Inc.[a]	59,562
2,587	Halozyme Therapeutics, Inc.[a]	39,633
1,212	Immunomedics, Inc.[a]	19,392
2,373	Inspire Medical Systems, Inc.[a]	144,706
1,372	LHC Group, Inc.[a]	152,251
481	Ligand Pharmaceuticals, Inc.[a]	52,338
130	Mesa Laboratories, Inc.	29,608
3,895	Natera, Inc.[a]	150,035
758	Neurocrine Biosciences, Inc.[a]	75,413
415	Nevro Corporation[a]	35,773
457	Novocure, Ltd.[a]	32,739
5,166	Optinose, Inc.[a,b]	40,398
958	Repligen Corporation[a]	76,151
258	Sage Therapeutics, Inc.[a]	34,998
2,503	Tactile Systems Technology, Inc.[a]	113,686
364	Teleflex, Inc.	126,457
1,055	Veeva Systems, Inc.[a]	149,631
4,521	Wright Medical Group NVa	94,037

	Total	1,848,024

Industrials (14.1%)
2,448	Aerojet Rocketdyne Holdings, Inc.[a]	105,827
1,573	ASGN, Inc.[a]	100,027
2,891	Casella Waste Systems, Inc.[a]	126,019
2,422	Healthcare Services Group, Inc.	59,000
528	Heico Corporation	65,124
1,622	Kratos Defense & Security Solutions, Inc.[a]	30,623
1,355	Mercury Systems, Inc.[a]	99,809
4,625	Ritchie Brothers Auctioneers, Inc.	190,180
770	Saia, Inc.[a]	68,684
924	SiteOne Landscape Supply, Inc.[a]	81,367
145	Valmont Industries, Inc.	19,893
640	Watsco, Inc.	112,832
4,021	Willdan Group, Inc.[a]	121,836

	Total	1,181,221

Information Technology (29.4%)
629	Alteryx, Inc.[a]	57,554
296	Arista Networks, Inc.[a]	72,393
1,531	Avalara, Inc.[a]	108,701
1,530	Blackline, Inc.[a]	71,512
952	Cognex Corporation	49,018
1,072	Coupa Software, Inc.[a]	147,389
1,934	Descartes Systems Group, Inc.[a]	75,252
2,841	Dolby Laboratories, Inc.	182,762
2,421	Five9, Inc.[a]	134,390
1,633	Guidewire Software, Inc.[a]	184,104
3,485	Lattice Semiconductor Corporation[a]	68,271
951	MKS Instruments, Inc.	102,917
1,924	Monolithic Power Systems, Inc.	288,446
1,234	New Relic, Inc.[a]	79,050
1,774	Nova Measuring Instruments, Ltd.[a]	59,447
913	Novanta, Inc.[a]	81,303
1,355	Proofpoint, Inc.[a]	156,326
1,375	Q2 Holdings, Inc.[a]	98,299
1,108	Rogers Corporation[a]	150,112
4,779	SailPoint Technologies Holdings, Inc.[a]	92,521
468	Tyler Technologies, Inc.[a]	125,667
1,914	Virtusa Corporation[a]	71,354

	Total	2,456,788

Materials (1.1%)
3,027	Louisiana-Pacific Corporation	88,479

	Total	88,479

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP GROWTH FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (94.5%)	Value
Real Estate (0.6%)
450	CoreSite Realty Corporation	$52,875

	Total	52,875

	Total Common Stock (cost $7,490,578)	7,902,128

Shares	Collateral Held for Securities Loaned (3.5%)	Value
296,875	Thrivent Cash Management Trust	296,875

	Total Collateral Held for Securities Loaned (cost $296,875)	296,875

Shares	Registered Investment Companies (2.5%)	Value
Unaffiliated (2.5%)
1,782	SPDR S&P Biotech ETF[b]	145,464
2,367	SPDR S&P Metals & Mining ETF[b]	62,276

	Total	207,740

	Total Registered Investment Companies (cost $220,764)	207,740

Shares	Short-Term Investments (3.0%)	Value
25,056	Thrivent Core Short-Term Reserve Fund 2.110%	250,557

	Total Short-Term Investments (cost $250,557)	250,557

	Total Investments (cost $8,258,774) 103.5%	$8,657,300

	Other Assets and Liabilities, Net (3.5%)	(296,377)

	Total Net Assets 100.0%	$8,360,923

a	Non-income producing security.
b	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Growth Fund as of October 31, 2019:

Securities Lending Transactions
Common Stock	$289,802

Total lending	$289,802
Gross amount payable upon return of collateral for securities loaned	$296,875

Net amounts due to counterparty	$7,073

Definitions:

ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$960,080
Gross unrealized depreciation	(574,422)

Net unrealized appreciation (depreciation)	$385,658

Cost for federal income tax purposes	$8,271,642

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP GROWTH FUND

Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Small Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	21,005	21,005	–	–
Consumer Discretionary	1,215,557	1,215,557	–	–
Consumer Staples	293,701	293,701	–	–
Energy	83,498	83,498	–	–
Financials	660,980	660,980	–	–
Health Care	1,848,024	1,848,024	–	–
Industrials	1,181,221	1,181,221	–	–
Information Technology	2,456,788	2,456,788	–	–
Materials	88,479	88,479	–	–
Real Estate	52,875	52,875	–	–
Registered Investment Companies
Unaffiliated	207,740	207,740	–	–

Subtotal Investments in Securities	$8,109,868	$8,109,868	$–	$–

Other Investments *	Total

Affiliated Short-Term Investments	250,557
Collateral Held for Securities Loaned	296,875

Subtotal Other Investments	$547,432

Total Investments at Value	$8,657,300

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Small Cap Growth Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Short-Term Investments Core Short-Term Reserve, 2.110%	$158	$4,752	$4,659	$251	25	3.0%

Total Affiliated Short-Term Investments	158			251		3.0

Collateral Held for Securities Loaned Cash Management Trust- Collateral Investment	–	1,131	834	297	297	3.5

Total Collateral Held for Securities Loaned	–			297		3.5

Total Value	$158			$548

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 10/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$–	$–	$–	$7

Total Income from Affiliated Investments				$7

Cash Management Trust- Collateral Investment	–	–	–	0

Total Affiliated Income from Securities Loaned, Net				$0

Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (92.6%)	Value
Consumer Discretionary (8.1%)
118,674	Children’s Place, Inc.[a]	$9,720,587
239,402	Crocs, Inc.[b]	8,376,676
395,541	Designer Brands, Inc.	6,526,427
121,641	G-III Apparel Group, Ltd.[b]	3,054,406
239,403	Movado Group, Inc.	6,236,448
85,315	Oxford Industries, Inc.	5,874,791
459,386	Red Rock Resorts, Inc.	10,005,427
159,701	Zumiez, Inc.[b]	5,096,059

	Total	54,890,821

Consumer Staples (6.5%)
50,263	Casey’s General Stores, Inc.	8,585,423
850,349	Cott Corporation	10,926,985
297,618	Hain Celestial Group, Inc.[b]	7,035,689
88,933	John B. Sanfilippo & Son, Inc.	9,437,570
1,055,093	SunOpta, Inc.[b]	2,015,228
268,489	Turning Point Brands, Inc.	5,603,365

	Total	43,604,260

Energy (3.0%)
1,316,673	Euronav NV	14,654,571
317,036	Nine Energy Service, Inc.[b]	1,791,253
175,325	Talos Energy, Inc.[b]	3,774,747

	Total	20,220,571

Financials (21.7%)
50,633	Argo Group International Holdings, Ltd.	3,132,664
311,492	Assured Guaranty, Ltd.	14,615,205
106,779	Bank of N.T. Butterfield & Son, Ltd.	3,518,368
58,994	BOK Financial Corporation	4,551,387
231,357	Bridgewater Bancshares, Inc.[b]	2,912,785
136,792	Cohen & Steers, Inc.	8,951,668
34,675	Enstar Group, Ltd.[b]	6,966,207
181,939	First Interstate BancSystem, Inc.	7,634,160
66,656	Hamilton Lane, Inc.	3,974,031
149,264	Heartland Financial USA, Inc.	6,982,570
632,955	Heritage Commerce Corporation	7,608,119
141,638	Horace Mann Educators Corporation	6,169,751
75,001	Houlihan Lokey, Inc.	3,544,547
162,066	IBERIABANK Corporation	11,894,024
61,377	Kemper Corporation	4,411,779
329,883	PCSB Financial Corporation	6,683,430
57,000	Primerica, Inc.	7,192,260
276,017	Prosight Global, Inc.[b]	4,377,630
305,106	Seacoast Banking Corporation of Florida[b]	8,542,968
705,455	SLM Corporation	5,954,040
154,982	State Auto Financial Corporation	5,128,354
351,747	Synovus Financial Corporation	11,913,671

	Total	146,659,618

Health Care (7.2%)
96,421	Catalent, Inc.[b]	4,690,881
246,656	Halozyme Therapeutics, Inc.[b]	3,778,770
71,922	LHC Group, Inc.[b]	7,981,184
39,747	Neurocrine Biosciences, Inc.[b]	3,954,429
306,868	Optinose, Inc.[a,b]	2,399,708
38,729	PerkinElmer, Inc.	3,329,145
215,298	Syneos Health, Inc.[b]	10,797,195
558,856	Wright Medical Group NVb	11,624,205

	Total	48,555,517

Industrials (17.3%)
160,631	AGCO Corporation	12,318,791
256,096	Altra Industrial Motion Corporation	7,887,757
231,319	Arcosa, Inc.	8,884,963
175,796	ASGN, Inc.[b]	11,178,868
92,979	Curtiss-Wright Corporation	12,575,410
170,956	Encore Wire Corporation	9,607,727
298,324	Meritor, Inc.[b]	6,572,078
587,068	Primoris Services Corporation	11,999,670
151,354	Raven Industries, Inc.	5,279,227
253,763	Ritchie Brothers Auctioneers, Inc.	10,434,734
62,298	Saia, Inc.[b]	5,556,982
79,772	Valmont Industries, Inc.	10,943,921
37,343	Waste Connections, Inc.	3,450,493

	Total	116,690,621

Information Technology (15.1%)
70,691	Advanced Energy Industries, Inc.[b]	4,177,838
22,176	Arista Networks, Inc.[b]	5,423,584
136,163	Blackline, Inc.[b]	6,364,259
295,243	Ciena Corporation[b]	10,959,420
100,610	Computer Services, Inc.	4,527,450
228,321	Dolby Laboratories, Inc.	14,687,890
188,213	Lattice Semiconductor Corporation[b]	3,687,093
29,841	Monolithic Power Systems, Inc.	4,473,763
238,521	National Instruments Corporation	9,872,384
194,391	Plexus Corporation[b]	14,373,270
69,922	Rogers Corporation[b]	9,473,032
324,230	SailPoint Technologies Holdings, Inc.[b]	6,277,093
201,606	Virtusa Corporation[b]	7,515,872

	Total	101,812,948

Materials (4.2%)
42,618	Balchem Corporation	4,313,368
115,288	Boise Cascade Company	4,123,852
455,799	Louisiana-Pacific Corporation	13,323,005
77,764	United States Lime & Minerals, Inc.	6,882,114

	Total	28,642,339

Real Estate (6.2%)
91,470	Agree Realty Corporation	7,205,092
158,223	American Campus Communities, Inc.	7,907,986
205,416	Apple Hospitality REIT, Inc.	3,385,256
39,115	CoreSite Realty Corporation	4,596,012
244,819	Cousins Properties, Inc.	9,824,586
269,466	Physicians Realty Trust	5,030,930
68,956	Terreno Realty Corporation	3,889,808

	Total	41,839,670

Utilities (3.3%)
93,488	New Jersey Resources Corporation	4,076,077
66,333	NorthWestern Corporation	4,810,469
155,152	PNM Resources, Inc.	8,091,177
62,216	Spire, Inc.	5,229,877

	Total	22,207,600

	Total Common Stock (cost $557,971,590)	625,123,965

Shares	Registered Investment Companies (4.8%)	Value

Unaffiliated (4.8%)
69,180	Consumer Discretionary Select Sector SPDR Fund	8,360,403

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of October 31, 2019

Shares	Registered Investment Companies (4.8%)	Value
Unaffiliated (4.8%) - continued
82,618	iShares Russell 2000 Value Index Fund	$10,111,617
125,146	Materials Select Sector SPDR Fund[a]	7,282,246
160,225	SPDR S&P Metals & Mining ETF[a]	4,215,520
197,582	VanEck Vectors Oil Services ETF	2,199,087

	Total	32,168,873

	Total Registered Investment Companies (cost $32,946,334)	32,168,873

Shares	Collateral Held for Securities Loaned (3.2%)	Value
21,914,075	Thrivent Cash Management Trust	21,914,075

	Total Collateral Held for Securities Loaned (cost $21,914,075)	21,914,075

Shares	Short-Term Investments (2.8%)	Value
1,933,189	Thrivent Core Short-Term Reserve Fund 2.110%	19,331,888

	Total Short-Term Investments (cost $19,331,888)	19,331,888

	Total Investments (cost $632,163,887) 103.4%	$698,538,801

	Other Assets and Liabilities, Net (3.4%)	(23,204,552)

	Total Net Assets 100.0%	$675,334,249

a	All or a portion of the security is on loan.
b	Non-income producing security.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Stock Fund as of October 31, 2019:

Securities Lending Transactions

Common Stock	$21,431,724

Total lending	$21,431,724
Gross amount payable upon return of collateral for securities loaned	$21,914,075

Net amounts due to counterparty	$482,351

Definitions:

ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$106,814,877
Gross unrealized depreciation	(40,622,594)

Net unrealized appreciation (depreciation)	$66,192,283

Cost for federal income tax purposes	$632,346,518

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of October 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2019, in valuing Small Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	54,890,821	54,890,821	–	–
Consumer Staples	43,604,260	43,604,260	–	–
Energy	20,220,571	20,220,571	–	–
Financials	146,659,618	146,659,618	–	–
Health Care	48,555,517	48,555,517	–	–
Industrials	116,690,621	116,690,621	–	–
Information Technology	101,812,948	101,812,948	–	–
Materials	28,642,339	28,642,339	–	–
Real Estate	41,839,670	41,839,670	–	–
Utilities	22,207,600	22,207,600	–	–

Registered Investment Companies
Unaffiliated	32,168,873	32,168,873	–	–

Subtotal Investments in Securities	$657,292,838	$657,292,838	$–	$–

Other Investments *	Total

Affiliated Short-Term Investments	19,331,888
Collateral Held for Securities Loaned	21,914,075

Subtotal Other Investments	$41,245,963

Total Investments at Value	$698,538,801

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2019. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Small Cap Stock Fund, is as follows:

Fund	Value 10/31/2018	Gross Purchases	Gross Sales	Value 10/31/2019	Shares Held at 10/31/2019	% of Net Assets
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$5,113	$205,885	$191,666	$19,332	1,933	2.8%

Total Affiliated Short-Term Investments	5,113			19,332		2.8

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	19,754	206,189	204,029	21,914	21,914	3.2

Total Collateral Held for Securities Loaned	19,754			21,914		3.2

Total Value	$24,867			$41,246

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2018 - 10/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.110%	$–	$–	$–	$373

Total Income from Affiliated Investments				$373

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	71

Total Affiliated Income from Securities Loaned, Net				$71

Total	$–	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

(This page intentionally left blank)

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2019	Aggressive Allocation Fund		Balanced Income Plus Fund		Global Stock Fund		Government Bond Fund
Assets
Investments in unaffiliated securities at cost	$596,268,516		$332,867,270		$1,312,501,567		$51,866,668
Investments in affiliated securities at cost	$626,021,529		$55,819,624		$234,583,605		$10,260,370
Investments in unaffiliated securities at value (#)	$676,841,910		$351,549,772		$1,543,133,076		$54,361,680
Investments in affiliated securities at value	757,470,140		56,278,739		234,583,605		10,260,370
Cash	71,454	(a)	530,304	(b)	–		–
Initial margin deposit on open future contracts	–		–		–		–
Dividends and interest receivable	878,013		1,257,000		4,794,801		259,789
Prepaid expenses	22,029		7,926		18,796		5,887
Prepaid trustee fees	3,985		1,594		7,704		1,086
Receivable for:
Investments sold	33,053,890		2,031,838		10,065,833		–
Investments sold on a delayed delivery basis	16,345,610		8,880,802		–		6,901,554
Fund shares sold	795,493		132,713		59,838		13,996
Class action litigation	–		–		590,259		–
Expense reimbursements	237,147		–		–		618
Variation margin on open future contracts	2,008,423		195,603		4,246,565		32,890
Total Assets	1,487,728,094		420,866,291		1,797,500,477		71,837,870

Liabilities
Distributions payable	–		–		–		671
Accrued expenses	136,954		70,204		199,178		17,168
Cash overdraft	–		–		1,000,952	(c)	–
Payable for:
Investments purchased	29,070,274		2,333,979		12,707,565		–
Investments purchased on a delayed delivery basis	45,225,833		25,036,584		–		17,311,376
Return of collateral for securities loaned	8,850,410		2,333,299		2,239,927		–
Foreign capital gain tax liability	–		–		–		–
Fund shares redeemed	881,454		259,002		418,472		10,465
Variation margin on open future contracts	2,246,143		156,658		4,049,891		62,422
Investment advisory fees	857,393		180,378		835,579		18,796
Administrative fees	19,855		5,575		25,161		799
Distribution fees	199,588		52,669		308,339		483
Transfer agent fees	118,578		27,512		125,976		1,207
Trustee deferred compensation	43,436		65,337		436,645		16,283
Commitments and contingent liabilities^	–		–		–		–
Mortgage dollar roll deferred revenue	11,492		6,051		–		6,498
Total Liabilities	87,661,410		30,527,248		22,347,685		17,446,168

Net Assets
Capital stock (beneficial interest)	1,115,059,531		372,020,989		1,346,606,853		52,339,298
Distributable earnings/(accumulated loss)	285,007,153		18,318,054		428,545,939		2,052,404
Total Net Assets	$1,400,066,684		$390,339,043		$1,775,152,792		$54,391,702

Class A Share Capital	$954,950,679		$250,243,846		$1,478,466,981		$4,475,420
Shares of beneficial interest outstanding (Class A)	61,198,008		19,715,319		56,510,021		442,695
Net asset value per share	$15.60		$12.69		$26.16		$10.11
Maximum public offering price	$16.34		$13.29		$27.39		$10.32

Class S Share Capital	$445,116,005		$140,095,197		$296,685,811		$49,916,282
Shares of beneficial interest outstanding (Class S)	28,222,262		11,063,129		11,210,606		4,936,122
Net asset value per share	$15.77		$12.66		$26.46		$10.11
(#) Includes securities on loan of	8,646,498		2,258,331		2,134,719		–

(a)	Includes foreign currency holdings of $6,261 (cost $6,228).
(b)	Includes foreign currency holdings of $3,632 (cost $3,613).
(c)	Includes foreign currency holdings of $84,468 (cost $84,439).
(d)	Includes foreign currency holdings of $2,286,023 (cost $2,262,259).
^	Commitments and contingent liabilities accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

High Income Municipal Bond Fund	High Yield Fund	Income Fund	International Allocation Fund		Large Cap Growth Fund	Large Cap Value Fund	Limited Maturity Bond Fund

$12,908,752	$734,499,162	$801,231,293	$711,740,976		$703,237,175	$784,130,586	$977,226,173
$–	$50,424,861	$98,782,390	$125,088,512		$22,637,195	$38,341,157	$91,144,608
$13,622,419	$737,974,197	$849,072,835	$757,675,577		$1,081,212,269	$1,113,191,715	$991,557,788
–	50,424,861	98,782,390	125,088,512		22,637,195	38,341,157	91,144,608
14,054	88,396	1,391	950,488	(d)	731	–	5,385
–	–	–	17,124		–	–	–
167,601	11,633,886	7,525,870	4,150,452		399,175	1,465,306	4,639,328
4,199	17,351	17,042	8,851		19,059	12,468	27,817
1,086	3,360	3,923	3,755		4,808	4,961	4,347

–	11,928,027	4,875,141	7,452,525		33,538,183	–	1,070,282
–	–	23,296,371	–		–	–	36,092,577
44,909	1,358,168	734,718	18,375		415,077	507,614	2,186,011
–	–	–	–		–	–	–
13,144	–	–	17,087		199	–	–
–	–	185,250	1,757,744		–	–	199,451
13,867,412	813,428,246	984,494,931	897,140,490		1,138,226,696	1,153,523,221	1,126,927,594

6,731	657,959	137,958	–		–	–	49,285
17,041	71,742	73,065	248,703		76,029	79,822	102,691
–	–	–	–		–	–	–

–	5,555,577	600,000	4,187,084		–	–	1,487,373
–	2,917,644	61,848,949	–		–	–	100,766,936
–	23,247,931	8,586,583	–		2,432,050	–	1,520,410
–	–	–	114,623		–	–	–
8,543	471,398	373,789	2,795,457		36,237,892	481,853	689,113
12,469	–	137,008	1,803,599		–	–	639,361
5,643	252,129	260,456	491,051		644,033	431,742	245,620
192	11,215	13,069	12,565		16,011	16,310	14,537
–	92,830	66,314	30,139		53,921	47,055	30,834
522	37,557	28,054	28,125		42,277	29,616	39,438
836	113,597	124,273	132,304		86,866	111,682	105,932
–	–	–	–		–	–	–
–	–	17,443	–		–	–	27,692
51,977	33,429,579	72,266,961	9,843,650		39,589,079	1,198,080	105,719,222

13,190,158	817,405,352	861,003,244	832,747,817		667,049,837	813,361,441	1,019,214,894
625,277	(37,406,685)	51,224,726	54,549,023		431,587,780	338,963,700	1,993,478
$13,815,435	$779,998,667	$912,227,970	$887,296,840		$1,098,637,617	$1,152,325,141	$1,021,208,372

$–	$437,867,956	$313,650,407	$144,277,849		$259,000,463	$225,064,634	$291,998,391
–	92,665,277	32,817,187	14,197,403		22,622,714	9,996,669	23,310,208
$–	$4.73	$9.56	$10.16		$11.45	$22.51	$12.53
$–	$4.95	$10.01	$10.64		$11.99	$23.57	$12.53

$13,815,435	$342,130,711	$598,577,563	$743,018,991		$839,637,154	$927,260,507	$729,209,981
1,296,608	72,354,402	62,676,120	72,646,259		65,472,322	40,848,597	58,227,894
$10.66	$4.73	$9.55	$10.23		$12.82	$22.70	$12.52
–	21,901,151	8,276,081	–		2,352,769	–	1,485,999

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of October 31, 2019	Low Volatility Equity Fund		Mid Cap Stock Fund	Moderate Allocation Fund
Assets
Investments in unaffiliated securities at cost	$17,140,296		$1,713,812,090	$1,272,018,964
Investments in affiliated securities at cost	$521,109		$131,996,665	$1,176,995,451
Investments in unaffiliated securities at value (#)	$19,028,886		$2,175,391,153	$1,381,305,426
Investments in affiliated securities at value	521,109		131,996,665	1,440,163,795
Cash	255	(a)	–	101,631	(b)
Dividends and interest receivable	48,421		1,002,142	5,783,446
Prepaid expenses	4,162		17,988	27,663
Prepaid trustee fees	1,086		10,012	7,254
Receivable for:
Investments sold	429,431		10,577,770	29,573,975
Investments sold on a delayed delivery basis	–		–	125,287,561
Fund shares sold	204,538		1,500,881	1,474,276
Expense reimbursements	6,593		–	411,648
Variation margin on open future contracts	–		–	3,177,279
Total Assets	20,244,481		2,320,496,611	2,987,313,954

Liabilities
Distributions payable	–		–	–
Accrued expenses	19,486		202,042	151,071
Payable for:
Investments purchased	893,403		8,366,428	25,168,157
Investments purchased on a delayed delivery basis	–		–	350,640,424
Return of collateral for securities loaned	–		53,203,000	8,532,636
Fund shares redeemed	–		1,163,339	1,449,333
Variation margin on open future contracts	743		–	2,368,201
Investment advisory fees	9,365		1,194,103	1,359,885
Administrative fees	265		32,389	37,026
Distribution fees	–		247,914	396,187
Transfer agent fees	1,900		117,697	143,886
Trustee deferred compensation	850		253,001	69,732
Commitments and contingent liabilities^	–		–	–
Mortgage dollar roll deferred revenue	–		–	90,441
Total Liabilities	926,012		64,779,913	390,406,979

Net Assets
Capital stock (beneficial interest)	17,140,713		1,729,707,070	2,140,694,222
Distributable earnings/(accumulated loss)	2,177,756		526,009,628	456,212,753
Total Net Assets	$19,318,469		$2,255,716,698	$2,596,906,975

Class A Share Capital	$–		$1,174,724,243	$1,884,752,784
Shares of beneficial interest outstanding (Class A)	–		49,598,030	133,159,981
Net asset value per share	$–		$23.68	$14.15
Maximum public offering price	$–		$24.80	$14.82
Class S Share Capital	$19,318,469		$1,080,992,455	$712,154,191
Shares of beneficial interest outstanding (Class S)	1,583,230		39,891,252	50,171,383
Net asset value per share	$12.20		$27.10	$14.19
(#) Includes securities on loan of	–		51,398,805	8,253,648

1	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.
(a)	Includes foreign currency holdings of $255 (cost $248).
(b)	Includes foreign currency holdings of $3,359 (cost $3,351).
(c)	Includes foreign currency holdings of $17,196 (cost $17,116).
(d)	Includes foreign currency holdings of $16 (cost $15).
^	Commitments and contingent liabilities accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Moderately Aggressive Allocation Fund		Moderately Conservative Allocation Fund		Money Market Fund		Municipal Bond Fund	Opportunity Income Plus Fund	Small Cap Growth Fund	Small Cap Stock Fund

$1,288,938,784		$521,294,924		$665,529,338		$1,414,301,021	$542,886,903	$7,711,342	$590,917,924
$1,460,462,252		$458,615,124		$–		$–	$211,887,641	$547,432	$41,245,963
$1,430,028,224		$552,756,330		$665,529,338	[1]	$1,519,439,389	$538,970,021	$8,109,868	$657,292,837
1,767,390,867		532,061,138		–		–	214,391,069	547,432	41,245,964
150,050	(C)	24,405	(d)	2,863,401		7,549	25,867	–	–
4,538,531		2,739,375		706,933		20,447,073	2,694,516	1,111	142,594
30,701		18,779		16,347		18,108	13,358	4,174	12,571
8,115		2,796		2,759		6,773	2,765	1,086	2,831

63,908,071		10,859,259		–		–	1,390,056	40,367	1,413,294
91,053,256		70,715,881		–		–	54,992,510	–	–
930,376		665,122		2,688,697		1,282,739	1,296,537	1,627	360,640
565,065		118,836		70,426		–	–	12,231	–
3,541,405		951,678		–		–	275,461	–	–
3,362,144,661		1,170,913,599		671,877,901		1,541,201,631	814,052,160	8,717,896	700,470,731

–		–		6,007		493,892	129,409	–	–
193,328		70,233		68,207		84,850	82,060	17,488	65,825

55,620,965		9,018,123		10,849,427		–	1,197,635	32,676	2,251,133
250,967,864		188,352,474		–		–	153,370,178	–	–
14,572,174		2,157,180		–		–	2,845,953	296,875	21,914,075
1,321,478		1,013,973		3,172,064		425,000	453,539	1,180	240,254
2,996,653		572,045		–		–	23,313	–	–
1,705,181		478,715		193,490		520,867	241,858	5,708	372,600
43,209		13,839		9,398		22,205	9,377	121	9,523
472,463		148,194		–		266,856	52,305	–	86,266
211,955		50,970		46,125		44,054	29,768	2,089	54,818
87,490		44,660		–		233,060	80,578	836	141,988
–		–		–		–	–	–	–
65,837		50,747		–		–	41,362	–	–
328,258,597		201,971,153		14,344,718		2,090,784	158,557,335	356,973	25,136,482

2,437,454,948		837,717,066		657,529,486		1,456,371,490	669,075,289	7,962,345	544,995,367
596,431,116		131,225,380		3,697		82,739,357	(13,580,464)	398,578	130,338,882
$3,033,886,064		$968,942,446		$657,533,183		$1,539,110,847	$655,494,825	$8,360,923	$675,334,249

$2,251,408,255		$701,877,788		$359,446,519		$1,253,709,618	$246,686,510	$–	$415,521,566
147,775,156		55,248,431		359,447,620		109,323,146	24,399,542	–	21,218,324
$15.24		$12.70		$1.00		$11.47	$10.11	$–	$19.58
$15.96		$13.30		$1.00		$12.01	$10.59	$–	$20.50
$782,477,809		$267,064,658		$298,086,664		$285,401,229	$408,808,315	$8,360,923	$259,812,683
50,887,364		20,956,097		298,081,871		24,887,028	40,434,656	769,525	10,630,264
$15.38		$12.74		$1.00		$11.47	$10.11	$10.87	$24.44
14,164,907		2,077,432		–		–	2,700,028	289,802	21,431,724

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS

For the year ended October 31, 2019	Aggressive Allocation Fund	Balanced Income Plus Fund	Global Stock Fund	Government Bond Fund
Investment Income
Dividends	$7,261,203	$4,518,477	$40,248,436	$–
Taxable interest	1,209,111	6,657,713	630,103	1,307,954
Tax-Exempt interest	–	–	–	–
Income from mortgage dollar rolls	123,940	134,977	–	64,558
Affiliated income from securities loaned, net	43,773	24,875	198,085	–
Income from affiliated investments	5,461,787	1,049,184	3,028,699	259,010
Non cash income	27,660	83,073	–	–
Non cash income from affiliated investments	7,762,653	977,749	–	–
Foreign tax withholding	(52,895)	(169,208)	(2,015,082)	–
Total Investment Income	21,837,232	13,276,840	42,090,241	1,631,522

Expenses
Adviser fees	9,643,210	2,072,595	9,899,169	233,699
Administrative service fees	297,223	135,267	374,025	80,126
Amortization of offering costs	–	–	–	–
Audit and legal fees	44,820	41,155	50,554	35,725
Custody fees	77,514	95,512	189,355	3,426
Distribution expenses Class A	2,306,730	616,888	3,676,687	5,863
Insurance expenses	7,951	5,023	9,744	4,024
Printing and postage expenses Class A	184,621	50,825	350,169	2,262
Printing and postage expenses Class S	108,657	17,742	17,913	7,480
SEC and state registration expenses	103,912	52,071	71,172	35,123
Transfer agent fees Class A	962,285	259,535	1,794,309	8,001
Transfer agent fees Class S	628,342	120,445	96,740	20,320
Trustees’ fees	26,227	12,058	62,955	7,373
Pricing Service Fees	–	–	–	–
Other expenses	43,086	72,513	48,891	21,767
Total Expenses Before Reimbursement	14,434,578	3,551,629	16,641,683	465,189
Less:
Reimbursement from adviser	(2,793,751)	–	–	(22,312)
Total Net Expenses	11,640,827	3,551,629	16,641,683	442,877

Net Investment Income/(Loss)	10,196,405	9,725,211	25,448,558	1,188,645
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	28,066,681	(2,439,654)	186,438,965	913,329
Class action settlements	–	–	–	–
Distributions of realized capital gains from affiliated investments	29,164,177	–	–	–
Written option contracts	11,911	4,738	–	1,740
Futures contracts	15,356,279	1,472,104	(9,605,397)	(511,178)
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	(15,771)	(4,284)	(52,329)	–
Swap agreements	–	–	–	–
Change in net unrealized appreciation/(depreciation) on:
Investments	18,382,970	17,043,422	(84,285,842)	3,493,919
Affiliated investments	15,315,656	2,089,652	–	–
Futures contracts	6,365,777	262,255	14,121,759	(93,794)
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	7,237	4,263	78,530	–
Net Realized and Unrealized Gains/(Losses)	112,654,917	18,432,496	106,695,686	3,804,016

Net Increase/(Decrease) in Net Assets Resulting From Operations	$122,851,322	$28,157,707	$132,144,244	$4,992,661

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

High Income Municipal Bond Fund	High Yield Fund	Income Fund	International Allocation Fund	Large Cap Growth Fund	Large Cap Value Fund	Limited Maturity Bond Fund

$–	$156,732	$354,702	$26,263,536	$8,736,730	$26,716,007	$207,385
3,713	43,953,541	31,035,565	2,373,223	3,314	10	26,994,924
362,276	–	–	–	–	–	–
–	–	239,849	–	–	–	178,381
–	343,838	46,274	114,334	18	1,132	2,054
–	966,003	1,811,564	1,669,533	594,106	1,039,711	1,542,567
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	(2,444,501)	–	(11,334)	–
365,989	45,420,114	33,487,954	27,976,125	9,334,168	27,745,526	28,925,311

49,072	2,862,836	2,878,175	6,208,099	7,351,277	4,851,306	2,718,788
71,691	199,285	216,695	215,789	254,145	256,704	233,425
8,698	–	–	–	–	–	–
35,700	43,398	43,972	79,830	44,861	40,840	44,876
1,983	12,694	14,005	546,058	10,617	10,296	14,068
–	1,088,862	758,697	345,508	617,135	553,026	361,056
3,857	6,215	6,565	6,780	7,138	7,228	6,839
–	88,660	65,823	63,769	78,017	47,494	77,330
2,465	55,882	39,234	18,640	93,995	43,630	71,802
15,921	65,535	58,080	48,288	72,403	69,641	101,223
–	411,920	316,495	373,308	382,798	307,183	352,119
8,184	262,566	335,523	77,319	413,422	380,935	537,964
7,129	23,717	26,903	27,357	33,133	34,237	29,745
14,029	–	–	–	–	–	–
12,832	43,821	52,727	98,311	24,520	25,403	56,169
231,561	5,165,391	4,812,894	8,109,056	9,383,461	6,627,923	4,605,404

(166,786)	–	–	(217,897)	(65,268)	–	–
64,775	5,165,391	4,812,894	7,891,159	9,318,193	6,627,923	4,605,404

301,214	40,254,723	28,675,060	20,084,966	15,975	21,117,603	24,319,907

4,428	(12,570,724)	7,264,025	(9,001,595)	57,166,005	(8,361,620)	(720,518)
–	–	–	–	–	739,746	128,720
–	–	–	–	–	–	–
–	–	19,819	–	–	–	12,715
(140,660)	–	402,105	(365,599)	–	–	(6,457,281)
–	–	–	484,392	–	–	–
–	–	–	(325,335)	–	–	–
–	153,265	52,626	(40)	–	–	–

816,706	27,356,171	71,338,342	63,322,946	77,743,587	56,798,521	24,584,900
–	–	–	–	–	–	–
22,748	–	(57,944)	5,354,014	–	–	(873,966)
–	–	–	(386,790)	–	–	–
–	–	–	107,980	–	–	–
703,222	14,938,712	79,018,973	59,189,973	134,909,592	49,176,647	16,674,570

$1,004,436	$55,193,435	$107,694,033	$79,274,939	$134,925,567	$70,294,250	$40,994,477

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

For the year ended October 31, 2019	Low Volatility Equity Fund	Mid Cap Stock Fund	Moderate Allocation Fund
Investment Income
Dividends	$399,960	$22,584,416	$8,091,392
Taxable interest	3,632	20	21,432,561
Tax-Exempt interest	–	–	–
Income from mortgage dollar rolls	–	–	1,348,944
Affiliated income from securities loaned, net	1,324	75,525	48,555
Income from affiliated investments	7,285	4,061,953	8,471,639
Non cash income	–	–	27,336
Non cash income from affiliated investments	–	–	18,786,401
Foreign tax withholding	(21,859)	–	(66,619)
Total Investment Income	390,342	26,721,914	58,140,209

Expenses
Adviser fees	83,910	13,271,648	15,277,381
Administrative service fees	72,414	435,296	492,795
Amortization of offering costs	–	–	–
Audit and legal fees	36,104	49,514	52,298
Custody fees	10,422	19,999	93,298
Distribution expenses Class A	–	2,926,294	4,554,764
Insurance expenses	3,871	10,374	11,550
Printing and postage expenses Class A	–	217,913	259,114
Printing and postage expenses Class S	4,268	107,754	99,607
SEC and state registration expenses	18,583	190,204	140,391
Transfer agent fees Class A	–	1,241,918	1,301,338
Transfer agent fees Class S	19,153	820,011	537,499
Trustees’ fees	7,129	67,142	47,579
Other expenses	18,551	34,703	95,886
Total Expenses Before Reimbursement	274,405	19,392,770	22,963,500
Less:
Reimbursement from adviser	(106,584)	–	(4,775,053)
Total Net Expenses	167,821	19,392,770	18,188,447

Net Investment Income/(Loss)	222,521	7,329,144	39,951,762
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	110,575	65,521,111	28,240,786
Distributions of realized capital gains from affiliated investments	–	–	45,333,578
Written option contracts	–	–	143,841
Futures contracts	26,228	–	27,419,605
Foreign currency transactions	(223)	–	(18,943)
Swap agreements	–	–	103,008
Change in net unrealized appreciation/(depreciation) on:
Investments	1,728,246	72,503,228	65,027,464
Affiliated investments	–	–	35,269,185
Futures contracts	4,583	–	1,566,327
Foreign currency transactions	316	–	7,994
Net Realized and Unrealized Gains/(Losses)	1,869,725	138,024,339	203,092,845

Net Increase/(Decrease) in Net Assets Resulting From Operations	$2,092,246	$145,353,483	$243,044,607

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

Moderately Aggressive Allocation Fund	Moderately Conservative Allocation Fund	Money Market Fund	Municipal Bond Fund	Opportunity Income Plus Fund	Small Cap Growth Fund	Small Cap Stock Fund

$11,423,919	$2,025,190	$–	$–	$773,186	$32,751	$8,242,277
14,524,734	10,883,547	13,790,528	97,490	20,713,053	–	6
–	–	–	55,540,334	–	–	–
895,614	679,359	–	–	414,185	–	–
87,909	13,588	–	–	16,754	158	70,718
9,918,556	3,388,460	–	–	2,796,495	7,069	373,312
24,712	6,999	–	–	165,639	–	–
21,123,025	8,393,285	–	–	3,373,409	–	–
(132,908)	(2,467)	–	–	–	(285)	(85,202)
57,865,561	25,387,961	13,790,528	55,637,824	28,252,721	39,693	8,601,111

19,221,651	5,352,947	2,057,964	5,976,852	2,612,372	51,095	4,518,519
565,256	227,441	171,681	328,760	172,252	71,102	187,742
–	–	–	–	–	8,465	–
53,318	42,149	37,322	77,406	42,347	36,387	42,733
92,137	44,139	9,666	14,642	38,618	7,581	16,854
5,453,881	1,711,568	–	3,115,288	606,684	–	1,032,454
12,889	6,724	5,463	8,761	5,668	3,852	5,994
353,758	101,172	163,515	117,710	49,732	–	94,547
158,880	33,252	44,744	27,130	56,920	4,190	30,445
166,915	71,323	168,525	75,709	75,817	16,039	64,298
1,858,758	476,983	573,741	486,690	269,465	–	600,013
838,190	172,381	143,800	212,678	319,943	20,221	277,281
53,185	18,714	16,606	49,225	18,851	7,129	22,688
101,733	70,031	17,554	150,712	58,341	14,051	21,224
28,930,551	8,328,824	3,410,581	10,641,563	4,327,010	240,112	6,914,792

(6,608,980)	(1,376,638)	(731,545)	–	–	(162,338)	–
22,321,571	6,952,186	2,679,036	10,641,563	4,327,010	77,774	6,914,792

35,543,990	18,435,775	11,111,492	44,996,261	23,925,711	(38,081)	1,686,319

51,124,727	13,904,597	11,692	4,637,920	(2,052,602)	46,085	65,081,940
66,795,694	9,744,444	–	–	–	–	–
100,458	67,802	–	–	30,961	–	–
40,549,080	8,646,920	–	(1,310,066)	2,860,188	–	–
(21,022)	(5,094)	–	–	–	–	–
61,721	56,727	–	–	–	–	–

51,367,585	21,603,378	–	76,911,651	1,334,003	173,955	(29,840,280)
37,074,827	14,796,237	–	–	7,034,160	–	–
1,931,375	736,807	–	(285,525)	(390,433)	–	–
387	2,403	–	–	–	–	–
248,984,832	69,554,221	11,692	79,953,980	8,816,277	220,040	35,241,660

$284,528,822	$87,989,996	$11,123,184	$124,950,241	$32,741,988	$181,959	$36,927,979

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund		Balanced Income Plus Fund
For the periods ended	10/31/2019	10/31/2018	10/31/2019	10/31/2018
Operations
Net investment income/(loss)	$10,196,405	$5,501,017	$9,725,211	$9,012,178
Net realized gains/(losses)	72,583,277	95,589,396	(967,096)	23,038,332
Change in net unrealized appreciation/(depreciation)	40,071,640	(70,020,349)	19,399,592	(28,727,466)
Net Change in Net Assets Resulting From Operations	122,851,322	31,070,064	28,157,707	3,323,044
Distributions to Shareholders
From income/realized gains Class A	(71,798,542)	(52,296,766)	(21,692,296)	(8,849,405)
From income/realized gains Class S	(28,336,258)	(15,257,299)	(11,348,712)	(4,045,458)
Total from income/realized gains	(100,134,800)	(67,554,065)	(33,041,008)	(12,894,863)
Total Distributions to Shareholders	(100,134,800)	(67,554,065)	(33,041,008)	(12,894,863)
Capital Stock Transactions

Class A
Sold	58,869,652	67,789,115	15,846,537	20,641,005
Distributions reinvested	71,665,503	52,192,965	21,224,270	8,639,622
Redeemed	(85,698,821)	(76,590,317)	(29,560,247)	(27,500,931)
Total Class A Capital Stock Transactions	44,836,334	43,391,763	7,510,560	1,779,696

Class S
Sold	138,403,939	128,883,050	34,027,796	42,381,031
Distributions reinvested	28,312,888	15,252,657	11,126,021	3,970,080
Redeemed	(67,243,298)	(35,746,111)	(23,977,311)	(17,268,090)
Total Class S Capital Stock Transactions	99,473,529	108,389,596	21,176,506	29,083,021
Capital Stock Transactions	144,309,863	151,781,359	28,687,066	30,862,717

Net Increase/(Decrease) in Net Assets	167,026,385	115,297,358	23,803,765	21,290,898
Net Assets, Beginning of Period	1,233,040,299	1,117,742,941	366,535,278	345,244,380
Net Assets, End of Period	$1,400,066,684	$1,233,040,299	$390,339,043	$366,535,278

Capital Stock Share Transactions

Class A shares
Sold	3,954,766	4,234,798	1,273,430	1,548,878
Distributions reinvested	5,161,429	3,393,431	1,773,048	649,902
Redeemed	(5,723,047)	(4,775,202)	(2,382,464)	(2,059,375)
Total Class A shares	3,393,148	2,853,027	664,014	139,405

Class S shares
Sold	9,177,032	7,965,429	2,742,134	3,178,979
Distributions reinvested	2,018,693	980,114	930,106	299,160
Redeemed	(4,432,840)	(2,210,657)	(1,933,222)	(1,296,752)
Total Class S shares	6,762,885	6,734,886	1,739,018	2,181,387

(a)	For the period from February 28, 2018 (inception) through October 31, 2018

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Global Stock Fund		Government Bond Fund		High Income Municipal Bond Fund		High Yield Fund
10/31/2019	10/31/2018	10/31/2019	10/31/2018	10/31/2019	10/31/2018(a)	10/31/2019	10/31/2018

$25,448,558	$22,838,706	$1,188,645	$1,194,381	$301,214	$121,190	$40,254,723	$40,196,760
176,781,239	150,007,064	403,891	(911,541)	(136,232)	917	(12,417,459)	2,230,767
(70,085,553)	(163,390,088)	3,400,125	(1,546,607)	839,454	(102,896)	27,356,171	(43,508,872)
132,144,244	9,455,682	4,992,661	(1,263,767)	1,004,436	19,211	55,193,435	(1,081,345)

(124,657,161)	(148,627,514)	(91,127)	(152,134)	–	–	(23,214,163)	(24,596,676)
(24,092,082)	(25,616,989)	(1,097,518)	(1,480,475)	(301,214)	(120,982)	(17,366,690)	(15,210,738)
(148,749,243)	(174,244,503)	(1,188,645)	(1,632,609)	(301,214)	(120,982)	(40,580,853)	(39,807,414)
(148,749,243)	(174,244,503)	(1,188,645)	(1,632,609)	(301,214)	(120,982)	(40,580,853)	(39,807,414)

28,018,845	38,904,773	–	–	–	–	23,160,613	22,135,897
123,028,609	146,608,939	87,214	147,564	–	–	17,199,960	18,171,820
(150,072,302)	(147,672,238)	(863,345)	(1,431,230)	–	–	(48,370,526)	(55,027,620)
975,152	37,841,474	(776,131)	(1,283,666)	–	–	(8,009,953)	(14,719,903)

12,268,924	21,795,799	14,859,349	47,363,965	7,618,027	12,115,876	90,002,862	71,940,838
23,993,183	25,533,377	1,093,602	1,475,306	223,278	104,578	15,528,901	13,596,829
(14,595,185)	(9,352,714)	(21,818,488)	(45,876,685)	(1,353,259)	(5,494,516)	(52,880,417)	(46,763,164)
21,666,922	37,976,462	(5,865,537)	2,962,586	6,488,046	6,725,938	52,651,346	38,774,503
22,642,074	75,817,936	(6,641,668)	1,678,920	6,488,046	6,725,938	44,641,393	24,054,600

6,037,075	(88,970,885)	(2,837,652)	(1,217,456)	7,191,268	6,624,167	59,253,975	(16,834,159)
1,769,115,717	1,858,086,602	57,229,354	58,446,810	6,624,167	–	720,744,692	737,578,851
$1,775,152,792	$1,769,115,717	$54,391,702	$57,229,354	$13,815,435	$6,624,167	$779,998,667	$720,744,692

1,113,493	1,386,450	–	–	–	–	4,938,722	4,638,510
5,210,855	5,384,309	8,840	15,186	–	–	3,680,674	3,819,628
(5,944,369)	(5,244,190)	(88,160)	(147,761)	–	–	(10,351,565)	(11,545,661)
379,979	1,526,569	(79,320)	(132,575)	–	–	(1,732,169)	(3,087,523)

483,166	767,735	1,529,581	4,880,202	734,346	1,204,176	19,232,630	15,092,374
1,006,965	927,611	110,753	151,905	21,434	10,373	3,316,946	2,856,031
(570,134)	(330,079)	(2,226,026)	(4,746,018)	(131,109)	(542,612)	(11,313,868)	(9,829,122)
919,997	1,365,267	(585,692)	286,089	624,671	671,937	11,235,708	8,119,283

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Income Fund		International Allocation Fund
For the periods ended	10/31/2019	10/31/2018	10/31/2019	10/31/2018
Operations
Net investment income/(loss)	$28,675,060	$28,932,926	$20,084,966	$18,938,656
Net realized gains/(losses)	7,738,575	(3,281,878)	(9,208,177)	26,002,782
Change in net unrealized appreciation/(depreciation)	71,280,398	(46,715,042)	68,398,150	(138,456,562)
Net Change in Net Assets Resulting From Operations	107,694,033	(21,063,994)	79,274,939	(93,515,124)
Distributions to Shareholders
From income/realized gains Class A	(9,688,912)	(11,611,202)	(6,959,878)	(5,479,150)
From income/realized gains Class S	(18,978,490)	(20,174,750)	(37,395,430)	(27,991,413)
Total from income/realized gains	(28,667,402)	(31,785,952)	(44,355,308)	(33,470,563)
Total Distributions to Shareholders	(28,667,402)	(31,785,952)	(44,355,308)	(33,470,563)
Capital Stock Transactions

Class A
Sold	14,617,406	11,998,972	3,477,015	9,527,706
Issued in connection with merger	–	–	8,090,806	–
Distributions reinvested	8,526,149	10,247,253	6,846,717	5,400,053
Redeemed	(36,355,075)	(46,000,068)	(18,345,927)	(15,937,749)
Total Class A Capital Stock Transactions	(13,211,520)	(23,753,843)	68,611	(1,009,990)

Class S
Sold	87,833,334	88,204,619	10,631,742	20,386,542
Issued in connection with merger	–	–	5,578,641	–
Distributions reinvested	18,288,100	19,423,828	37,384,863	27,982,435
Redeemed	(66,546,897)	(71,413,206)	(18,073,541)	(12,432,988)
Total Class S Capital Stock Transactions	39,574,537	36,215,241	35,521,705	35,935,989
Capital Stock Transactions	26,363,017	12,461,398	35,590,316	34,925,999

Net Increase/(Decrease) in Net Assets	105,389,648	(40,388,548)	70,509,947	(92,059,688)
Net Assets, Beginning of Period	806,838,322	847,226,870	816,786,893	908,846,581
Net Assets, End of Period	$912,227,970	$806,838,322	$887,296,840	$816,786,893

Capital Stock Share Transactions

Class A shares
Sold	1,589,196	1,332,876	357,754	855,386
Issued in connection with merger	–	–	844,552	–
Distributions reinvested	933,518	1,140,691	750,821	484,576
Redeemed	(4,001,400)	(5,133,757)	(1,887,729)	(1,461,407)
Total Class A shares	(1,478,686)	(2,660,190)	65,398	(121,445)

Class S shares
Sold	9,565,047	9,763,820	1,086,687	1,799,586
Issued in connection with merger	–	–	579,298	–
Distributions reinvested	2,001,585	2,166,091	4,087,040	2,499,006
Redeemed	(7,326,892)	(7,989,951)	(1,829,777)	(1,135,188)
Total Class S shares	4,239,740	3,939,960	3,923,248	3,163,404

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Large Cap Growth Fund		Large Cap Value Fund		Limited Maturity Bond Fund		Low Volatility Equity Fund
10/31/2019	10/31/2018	10/31/2019	10/31/2018	10/31/2019	10/31/2018	10/31/2019	10/31/2018

$15,975	$(1,041,591)	$21,117,603	$16,569,192	$24,319,907	$21,180,302	$222,521	$115,211
57,166,005	94,616,289	(7,621,874)	54,798,673	(7,036,364)	(883,273)	136,580	155,774
77,743,587	23,856,530	56,798,521	(15,202,464)	23,710,934	(12,341,846)	1,733,145	(200,808)
134,925,567	117,431,228	70,294,250	56,165,401	40,994,477	7,955,183	2,092,246	70,177

(23,889,984)	(5,523,376)	(14,343,120)	(11,805,946)	(7,113,473)	(6,987,172)	–	–
(69,985,838)	(15,772,711)	(56,025,383)	(42,215,595)	(17,293,533)	(14,385,604)	(320,283)	(150,621)
(93,875,822)	(21,296,087)	(70,368,503)	(54,021,541)	(24,407,006)	(21,372,776)	(320,283)	(150,621)
(93,875,822)	(21,296,087)	(70,368,503)	(54,021,541)	(24,407,006)	(21,372,776)	(320,283)	(150,621)

21,205,244	25,938,692	9,255,067	10,691,613	77,846,808	82,762,424	–	–
–	–	–	–	–	–	–	–
23,559,319	5,451,030	14,037,090	11,542,402	6,936,260	6,810,261	_	–
(30,118,199)	(25,958,777)	(24,361,734)	(23,897,900)	(95,920,966)	(122,808,652)	–	–
14,646,364	5,430,945	(1,069,577)	(1,663,885)	(11,137,898)	(33,235,967)	–	–

90,448,935	82,438,282	86,915,036	72,514,640	294,827,429	276,984,212	9,214,679	6,811,353
–	–	–	–	–	–	–	–
69,314,991	15,586,954	55,476,579	41,726,604	16,892,883	13,903,121	317,696	150,391
(120,427,967)	(60,267,204)	(52,489,468)	(36,408,488)	(221,668,574)	(204,552,633)	(2,703,653)	(1,953,935)
39,335,959	37,758,032	89,902,147	77,832,756	90,051,738	86,334,700	6,828,722	5,007,809
53,982,323	43,188,977	88,832,570	76,168,871	78,913,840	53,098,733	6,828,722	5,007,809

95,032,068	139,324,118	88,758,317	78,312,731	95,501,311	39,681,140	8,600,685	4,927,365
1,003,605,549	864,281,431	1,063,566,824	985,254,093	925,707,061	886,025,921	10,717,784	5,790,419
$1,098,637,617	$1,003,605,549	$1,152,325,141	$1,063,566,824	$1,021,208,372	$925,707,061	$19,318,469	$10,717,784

1,967,015	2,293,419	429,841	461,052	6,261,989	6,681,525	–	–
–	–	–	–	–	–	–	–
2,396,675	532,848	693,140	510,300	558,257	550,463	–	–
(2,786,605)	(2,331,739)	(1,125,525)	(1,030,275)	(7,730,237)	(9,917,512)	–	–
1,577,085	494,528	(2,544)	(58,923)	(909,991)	(2,685,524)	–	–

7,473,631	6,600,115	3,997,977	3,101,811	23,736,474	22,359,342	804,948	617,498
–	–	–	–	–	–	–	–
6,312,840	1,384,277	2,726,354	1,829,525	1,359,689	1,124,278	30,216	13,677
(9,706,833)	(4,857,467)	(2,401,485)	(1,555,601)	(17,890,927)	(16,525,085)	(239,362)	(176,314)
4,079,638	3,126,925	4,322,846	3,375,735	7,205,236	6,958,535	595,802	454,861

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Mid Cap Stock Fund		Moderate Allocation Fund
For the periods ended	10/31/2019	10/31/2018	10/31/2019	10/31/2018
Operations
Net investment income/(loss)	$7,329,144	$6,134,376	$39,951,762	$35,026,298
Net realized gains/(losses)	65,521,111	196,223,812	101,221,875	49,138,728
Change in net unrealized appreciation/(depreciation)	72,503,228	(136,225,333)	101,870,970	(73,375,561)
Net Change in Net Assets Resulting From Operations	145,353,483	66,132,855	243,044,607	10,789,465
Distributions to Shareholders
From income/realized gains Class A	(121,986,216)	(100,901,096)	(72,712,306)	(79,254,963)
From income/realized gains Class S	(73,808,716)	(40,796,467)	(24,693,709)	(19,041,501)
Total from income/realized gains	(195,794,932)	(141,697,563)	(97,406,015)	(98,296,464)
Total Distributions to Shareholders	(195,794,932)	(141,697,563)	(97,406,015)	(98,296,464)
Capital Stock Transactions

Class A
Sold	42,433,238	55,972,099	123,007,856	126,258,661
Issued in connection with merger	–	–	–	–
Distributions reinvested	120,671,087	99,893,043	72,302,978	78,848,691
Redeemed	(116,864,925)	(121,254,888)	(195,707,970)	(198,309,359)
Total Class A Capital Stock Transactions	46,239,400	34,610,254	(397,136)	6,797,993

Class S
Sold	463,444,256	268,661,312	235,579,545	242,415,972
Issued in connection with merger	–	–	–	–
Distributions reinvested	73,644,635	40,601,775	24,542,747	18,942,946
Redeemed	(192,916,632)	(56,858,767)	(121,959,620)	(76,055,816)
Total Class S Capital Stock Transactions	344,172,259	252,404,320	138,162,672	185,303,102
Capital Stock Transactions	390,411,659	287,014,574	137,765,536	192,101,095

Net Increase/(Decrease) in Net Assets	339,970,210	211,449,866	283,404,128	104,594,096
Net Assets, Beginning of Period	1,915,746,488	1,704,296,622	2,313,502,847	2,208,908,751
Net Assets, End of Period	$2,255,716,698	$1,915,746,488	$2,596,906,975	$2,313,502,847

Capital Stock Share Transactions

Class A shares
Sold	1,862,084	2,160,173	9,045,603	9,156,424
Issued in connection with merger	–	–	–	–
Distributions reinvested	5,666,412	4,029,571	5,568,497	5,761,473
Redeemed	(5,054,727)	(4,676,740)	(14,416,653)	(14,366,827)
Total Class A shares	2,473,769	1,513,004	197,447	551,070

Class S shares
Sold	17,686,153	9,230,223	17,310,039	17,539,101
Issued in connection with merger	–	–	–	–
Distributions reinvested	3,027,699	1,454,739	1,877,310	1,379,704
Redeemed	(7,332,544)	(1,953,962)	(8,951,624)	(5,500,513)
Total Class S shares	13,381,308	8,731,000	10,235,725	13,418,292

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Moderately Aggressive Allocation Fund		Moderately Conservative Allocation Fund		Money Market Fund		Municipal Bond Fund
10/31/2019	10/31/2018	10/31/2019	10/31/2018	10/31/2019	10/31/2018	10/31/2019	10/31/2018

$35,543,990	$27,203,179	$18,435,775	$17,493,360	$11,111,492	$5,018,820	$44,996,261	$53,462,450
158,610,658	114,439,948	32,415,396	12,986,367	11,692	(1,389)	3,327,854	2,086,105
90,374,174	(110,523,506)	37,138,825	(34,171,525)	–	–	76,626,126	(72,024,519)
284,528,822	31,119,621	87,989,996	(3,691,798)	11,123,184	5,017,431	124,950,241	(16,475,964)

(114,952,338)	(107,601,075)	(25,208,294)	(25,886,454)	(6,325,917)	(3,537,659)	(40,133,314)	(44,782,468)
(33,532,494)	(22,138,952)	(8,388,419)	(6,332,358)	(4,785,575)	(1,481,161)	(8,437,676)	(8,358,636)
(148,484,832)	(129,740,027)	(33,596,713)	(32,218,812)	(11,111,492)	(5,018,820)	(48,570,990)	(53,141,104)
(148,484,832)	(129,740,027)	(33,596,713)	(32,218,812)	(11,111,492)	(5,018,820)	(48,570,990)	(53,141,104)

125,424,314	133,964,457	56,901,748	51,154,138	296,595,171	257,426,802	48,940,769	46,895,802
–	74,061,895	–	–	–	–	–	–
114,547,954	107,357,417	24,959,922	25,614,993	6,225,825	3,479,170	34,356,288	38,288,903
(212,338,573)	(200,417,063)	(93,321,280)	(95,307,190)	(266,325,395)	(263,030,923)	(132,622,907)	(169,486,624)
27,633,695	114,966,706	(11,459,610)	(18,538,059)	36,495,601	(2,124,951)	(49,325,850)	(84,301,919)

243,993,536	242,632,763	102,887,013	92,446,453	586,595,631	392,696,839	91,587,688	87,560,779
–	16,793,771	–	–	–	–	–	–
33,496,778	22,129,583	8,322,304	6,302,897	4,676,162	1,425,035	7,927,028	7,680,464
(111,448,920)	(70,510,035)	(53,719,746)	(37,353,996)	(465,130,818)	(300,301,334)	(58,493,164)	(66,500,295)
166,041,394	211,046,082	57,489,571	61,395,354	126,140,975	93,820,540	41,021,552	28,740,948
193,675,089	326,012,788	46,029,961	42,857,295	162,636,576	91,695,589	(8,304,298)	(55,560,971)

329,719,079	227,392,382	100,423,244	6,946,685	162,648,268	91,694,200	68,074,953	(125,178,039)
2,704,166,985	2,476,774,603	868,519,202	861,572,517	494,884,915	403,190,715	1,471,035,894	1,596,213,933
$3,033,886,064	$2,704,166,985	$968,942,446	$868,519,202	$657,533,183	$494,884,915	$1,539,110,847	$1,471,035,894

8,635,334	7,016,183	4,632,818	4,143,052	296,595,172	257,426,801	4,332,813	4,195,592
–	6,842,773	–	–	–	–	–	–
8,450,356	7,258,783	2,101,938	2,076,098	6,225,825	3,479,170	3,048,851	3,436,432
(14,575,900)	(13,273,634)	(7,618,753)	(7,729,477)	(266,325,393)	(263,030,919)	(11,817,452)	(15,205,735)
2,509,790	7,844,105	(883,997)	(1,510,327)	36,495,604	(2,124,948)	(4,435,788)	(7,573,711)

16,655,871	15,522,328	8,347,515	7,471,591	586,595,631	392,696,838	8,100,530	7,824,501
–	1,548,689	–	–	–	–	–	–
2,453,262	1,482,248	695,870	509,835	4,676,162	1,425,035	702,698	689,687
(7,589,115)	(4,631,775)	(4,382,670)	(3,018,866)	(465,130,818)	(300,301,333)	(5,235,386)	(5,967,065)
11,520,018	13,921,490	4,660,715	4,962,560	126,140,975	93,820,540	3,567,842	2,547,123

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Opportunity Income Plus Fund
For the periods ended	10/31/2019	10/31/2018
Operations
Net investment income/(loss)	$23,925,711	$20,753,337
Net realized gains/(losses)	838,547	(4,195,303)
Change in net unrealized appreciation/(depreciation)	7,977,730	(14,190,741)
Net Change in Net Assets Resulting From Operations	32,741,988	2,367,293
Distributions to Shareholders
From income/realized gains Class A	(9,526,540)	(9,617,228)
From income/realized gains Class S	(14,579,179)	(11,613,221)
Total from income/realized gains	(24,105,719)	(21,230,449)
Total Distributions to Shareholders	(24,105,719)	(21,230,449)
Capital Stock Transactions

Class A
Sold	24,546,042	23,167,113
Distributions reinvested	8,700,256	8,790,242
Redeemed	(34,818,556)	(43,228,005)
Total Class A Capital Stock Transactions	(1,572,258)	(11,270,650)

Class S
Sold	159,652,018	116,374,426
Distributions reinvested	13,694,768	10,922,207
Redeemed	(82,139,471)	(64,934,970)
Total Class S Capital Stock Transactions	91,207,315	62,361,663
Capital Stock Transactions	89,635,057	51,091,013

Net Increase/(Decrease) in Net Assets	98,271,326	32,227,857
Net Assets, Beginning of Period	557,223,499	524,995,642
Net Assets, End of Period	$655,494,825	$557,223,499

Capital Stock Share Transactions

Class A shares
Sold	2,437,099	2,281,228
Distributions reinvested	866,261	868,971
Redeemed	(3,472,397)	(4,269,546)
Total Class A shares	(169,037)	(1,119,347)

Class S shares
Sold	15,855,583	11,490,016
Distributions reinvested	1,362,493	1,080,479
Redeemed	(8,180,631)	(6,418,295)
Total Class S shares	9,037,445	6,152,200

(a)	For the period from February 28, 2018 (inception) through October 31, 2018

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Small Cap Growth Fund		Small Cap Stock Fund
10/31/2019	10/31/2018(a)	10/31/2019	10/31/2018

$(38,081)	$(28,426)	$1,686,319	$473,668
46,085	97,687	65,081,940	93,974,533
173,955	224,571	(29,840,280)	(69,178,400)
181,959	293,832	36,927,979	25,269,801

–	–	(58,691,612)	(32,369,402)
(100,871)	–	(31,955,557)	(11,696,047)
(100,871)	–	(90,647,169)	(44,065,449)
(100,871)	–	(90,647,169)	(44,065,449)

–	–	13,696,266	19,310,756
–	–	58,240,694	32,141,102
–	–	(41,749,075)	(40,598,142)
–	–	30,187,885	10,853,716

6,325,789	8,849,413	65,420,909	100,305,514
100,821	–	31,931,946	11,693,746
(3,350,707)	(3,939,313)	(63,314,757)	(34,286,689)
3,075,903	4,910,100	34,038,098	77,712,571
3,075,903	4,910,100	64,225,983	88,566,287

3,156,991	5,203,932	10,506,793	69,770,639
5,203,932	–	664,827,456	595,056,817
$8,360,923	$5,203,932	$675,334,249	$664,827,456

–	–	719,917	857,576
–	–	3,349,089	1,520,393
–	–	(2,183,133)	(1,805,691)
–	–	1,885,873	572,278

587,979	845,482	2,629,755	3,701,582
10,491	–	1,474,915	459,118
(321,274)	(353,153)	(2,697,101)	(1,302,714)
277,196	492,329	1,407,569	2,857,986

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into 23 separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four asset allocation Funds, three income plus Funds, eight equity Funds, seven fixed-income Funds and one money market Fund. This report includes 21 of the Funds while Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund have a fiscal year end on a calendar-year basis and are presented under a separate shareholder report. Effective April 30, 2019, Thrivent Large Cap Stock Fund changed its name to Thrivent Global Stock Fund and Thrivent Partner Worldwide Allocation Fund changed its name to Thrivent International Allocation Fund.

The Funds are each investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Financial Services - Investment Companies.

Mergers – At a meeting held on July 30, 2019, shareholders of Thrivent Partner Emerging Markets Equity Fund (the “Target Fund”) approved the merger of the Target Fund into Thrivent International Allocation Fund (the “Acquiring Fund”). The merger occurred at the close of business on August 9, 2019. Acquisition of the assets and liabilities of the Target Fund by the Acquiring Fund were followed by the distribution of the Acquiring Fund’s shares to the Target Fund’s shareholders. The shares issued of the Acquiring Fund are disclosed in the Statement of Changes in Net Assets.

The merger was accomplished by a tax free exchange as detailed below:

Fund	Description	Net Assets as of August 9, 2019
International Allocation	Acquiring Fund	$829,109,770
Partner Emerging Markets Equity	Target Fund	$13,669,447
International Allocation	After Acquisition	$842,779,217

As of August 9, 2019, the net assets of the Target Fund were comprised of the following:

Target Fund	Unrealized Appreciation/ (Depreciation)	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)	Capital Stock
Partner Emerging Markets Equity	$229,149	$13,070	$(1,958,833)	$15,386,061

In the event of a capital loss carryover, the Target Fund’s capital loss carryover is carried over to the Acquiring Fund. The amount, if any, and applicable limitations are disclosed in Note (4) Tax Information.

Assuming the merger had been completed on November 1, 2018, the Acquiring Fund’s pro-forma results of operations for the year ended October 31, 2019 would be the following:

Acquiring Fund	Net Change in Unrealized Appreciation/ (Depreciation)	Net Investment Income	Net Gains/(Losses) on Investments	Net Increase in Net Assets from Operations
International Allocation	$69,540,407	$20,281,665	$(8,604,974)	$81,217,098

The financial statements reflect the operations of the Acquiring Fund for the period prior to the merger and the combined Funds for the period subsequent to the merger. Because the combined Funds have been managed as a single Fund since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Thrivent Partner Emerging Markets Equity Fund that have been included in the Acquiring Fund’s Statement of Operations since the merger was completed.

Mergers (continued) – At a meeting held on June 21, 2018, shareholders of Thrivent Growth and Income Plus Fund (the “Target Fund”) approved the merger of the Target Fund into Thrivent Moderately Aggressive Allocation Fund (the “Acquiring Fund”). The merger occurred at the close of business on June 28, 2018. Acquisition of the assets and liabilities of the Target Fund by the Acquiring Fund were followed by the distribution of the Acquiring Fund’s shares to the Target Fund’s shareholders. The shares issued of the Acquiring Fund are disclosed in the Statement of Changes in Net Assets.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

The merger was accomplished by a tax free exchange as detailed below:

Fund	Description	Net Assets as of June 28, 2018
Moderately Aggressive Allocation	Acquiring Fund	$2,637,303,574
Growth and Income Plus	Target Fund	$90,855,666
Moderately Aggressive Allocation	After Acquisition	$2,728,159,240

As of June 28, 2018, the net assets of the Target Fund were comprised of the following:

Target Fund	Unrealized Appreciation/ (Depreciation)	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)	Capital Stock
Growth and Income Plus	$7,642,332	$(252,078)	$106,645	$83,358,767

In the event of a capital loss carryover, the Target Fund’s capital loss carryover is carried over to the Acquiring Fund. The amount, if any, and applicable limitations are disclosed in Note (4) Tax Information.

Assuming the merger had been completed on November 1, 2017, the Acquiring Fund’s pro-forma results of operations for the year ended October 31, 2018 would be the following:

Acquiring Fund	Net Change in Unrealized Appreciation/ (Depreciation)	Net Investment Income	Net Gains/(Losses) on Investments	Net Increase in Net Assets from Operations
Moderately Aggressive Allocation	$(112,408,098)	$27,542,641	$116,530,520	$31,665,063

The financial statements reflect the operations of the Acquiring Fund for the period prior to the merger and the combined Funds for the period subsequent to the merger. Because the combined Funds have been managed as a single Fund since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Thrivent Growth and Income Plus Fund that have been included in the Acquiring Fund’s Statement of Operations since the merger was completed.

Share Classes – The Trust includes two classes of shares: Class A and Class S shares. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have an annual 12b-1 fee of 0.25% for all Funds other than Government Bond Fund and Limited Maturity Bond Fund, which have a 12b-1 fee of 0.125%, and Money Market Fund, which does not have a 12b-1 fee. Class A shares have a maximum front-end sales load of 4.50%, although some Funds have a reduced or no front-end sales load. Class S shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Thrivent High Income Municipal Bond Fund, Thrivent Low Volatility Equity Fund, Thrivent Multidimensional Income Fund, and Thrivent Small Cap Growth Fund offer only Class S Shares, all other of the 19 Funds of the Trust offer Class A and Class S shares. Class A shares of Government Bond Fund are closed to all purchases and exchanges into the Fund, other than reinvestment of dividends by current shareholders of the Fund.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the primary exchange

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

settle price. Exchange cleared swap agreements are valued using the clearinghouse end of day price. Swap agreements not cleared on exchanges will be valued using the mid-price from the primary approved pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.

Securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund and the Trust’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), follow procedures designed to help maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation of the Funds’ securities to the Funds’ investment Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Funds’ valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith pursuant to procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available for sale are not categorized within the fair value hierarchy.

Valuation of International Securities – The Funds value certain foreign securities traded on foreign exchanges that close prior to the close of the New York Stock Exchange using a fair value pricing service. The fair value pricing service uses a multi-factor model that may take into account the local close, relevant general and sector indices, currency fluctuation, prices of other securities (including ADRs, New York registered shares, and ETFs), and futures, as applicable, to determine price adjustments for each security in order to reflect the effects of post-closing events. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of October 31, 2019, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended October 31, 2016 through 2019. Additionally, as of October 31, 2019, the tax year ended October 31, 2015 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of October 31, 2019, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable.

Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or number of shareholder accounts, or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage-backed and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date. However, certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Non-cash income, if any, is recorded at the fair market value of the securities received.

For certain securities, including real estate investment trusts, the Funds record distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/ loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

Distributions to Shareholders – Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Fund	Dividends Declared	Dividends Paid
Aggressive Allocation	Annually	Annually
Balanced Income Plus	Quarterly	Quarterly
Global Stock	Annually	Annually
Government Bond	Daily	Monthly
High Income Municipal Bond	Daily	Monthly
High Yield	Daily	Monthly
Income	Daily	Monthly
International Allocation	Annually	Annually
Large Cap Growth	Annually	Annually
Large Cap Value	Annually	Annually
Limited Maturity Bond	Daily	Monthly
Low Volatility Equity	Annually	Annually
Mid Cap Stock	Annually	Annually
Moderate Allocation	Quarterly	Quarterly
Moderately Aggressive Allocation	Annually	Annually
Moderately Conservative Allocation	Quarterly	Quarterly
Money Market*	Daily	Monthly
Municipal Bond	Daily	Monthly
Opportunity Income Plus	Daily	Monthly
Small Cap Growth	Annually	Annually
Small Cap Stock	Annually	Annually

*	Dividends are net of any short-term realized gains or losses on the sale of securities.

Derivative Financial Instruments – Each Fund, with the exception of the Money Market Fund, may invest in derivatives. Derivatives, a category that includes options, futures, swaps,

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

foreign currency forward contracts and hybrid instruments, are financial instruments whose value is derived from another security, an index or a currency. Each applicable Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each applicable Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (“OTC”).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all of the broker’s customers, potentially resulting in losses to the Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the Funds’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivatives’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – All Funds, with the exception of the Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

During the year ended October 31, 2019, Aggressive Allocation, Balanced Income Plus, Government Bond, Income, Limited Maturity Bond, Opportunity Income Plus, Moderate Allocation, Moderately Aggressive Allocation and Moderately Conservative Allocation used treasury options to manage the duration of the Fund versus the benchmark. Options on mortgage backed securities were used to generate income and/or to manage the duration of the Fund.

Futures Contracts – All Funds, with the exception of the Money Market Fund, may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. A futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

During the year ended October 31, 2019, Aggressive Allocation, Balanced Income Plus, Government Bond, High Income Municipal Bond, Income, International Allocation, Limited Maturity Bond, Moderate Allocation, Moderately Aggressive Allocation, Moderately Conservative Allocation, Municipal Bond and Opportunity Income Plus used treasury futures to manage the duration and yield curve exposure of the Fund versus the benchmark.

During the year ended October 31, 2019, Aggressive Allocation, Balanced Income Plus, Global Stock, International Allocation, Low Volatility Equity, Moderate Allocation, Moderately Aggressive Allocation, Moderately Conservative Allocation and Opportunity Income Plus used equity futures to manage exposure to the equities markets.

During the year ended October 31, 2019, Aggressive Allocation, Balanced Income Plus, Global Stock, International Allocation, Moderate Allocation, Moderately Aggressive Allocation and Moderately Conservative Allocation used foreign exchange futures to hedge the currency risk.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies, all Funds, with the exception of the Money Market Fund, may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-denominated investments. These contracts are recorded at value and the realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and a Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund.

During the year ended October 31, 2019, International Allocation used foreign currency forward contracts in order to gain active currency exposure and to hedge unwanted currency exposure.

Swap Agreements – All Funds, with the exception of the Money Market Fund, may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

recorded. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter. In these types of transactions, the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (“CDX Indices”). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

During the year ended October 31, 2019, High Yield, Income, Moderate Allocation, Moderately Aggressive Allocation and Moderately Conservative Allocation used CDX indexes (comprised of credit default swaps) to help manage credit risk exposures within the Fund.

Total Return Swaps – A total return swap is a swap agreement between two parties to exchange the total return of a particular reference asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities, or index underlying the transactions exceeds or fall short of the offsetting interest obligation, the Funds will receive a payment from or make a payment to the counterparty. The Funds may take a “long” or “short” position with respect to the underlying referenced asset.

During the year ended October 31, 2019, International Allocation used total return swaps to achieve exposure to foreign markets where liquidity and/or access is limited.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged. The actual amounts of collateral may be greater than the amounts presented in the tables.

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged(**)	Net Amount
Aggressive Allocation
Securities Lending	8,850,410	–	8,850,410	8,646,498	–	–	203,912	(^)
Balanced Income Plus
Securities Lending	2,333,299	–	2,333,299	2,258,331	–	–	74,968	(^)
Global Stock
Securities Lending	2,239,927	–	2,239,927	2,134,719	–	–	105,208	(^)
High Yield
Securities Lending	23,247,931	–	23,247,931	21,901,151	–	–	1,346,780	(^)
Income
Securities Lending	8,586,583	–	8,586,583	8,276,081	–	–	310,502	(^)
Large Cap Growth
Securities Lending	2,432,050	–	2,432,050	2,352,769	–	–	79,281	(^)
Limited Maturity Bond
Securities Lending	1,520,410	–	1,520,410	1,485,999	–	–	34,411	(^)
Mid Cap Stock
Securities Lending	53,203,000	–	53,203,000	51,398,805	–	–	1,804,195	(^)
Moderate Allocation
Securities Lending	8,532,636	–	8,532,636	8,253,648	–	–	278,988	(^)
Moderately Aggressive Allocation
Securities Lending	14,572,174	–	14,572,174	14,164,907	–	–	407,267	(^)
Moderately Conservative Allocation
Securities Lending	2,157,180	–	2,157,180	2,077,432	–	–	79,748	(^)
Opportunity Income Plus
Securities Lending	2,845,953	–	2,845,953	2,700,028	–	–	145,925	(^)
Small Cap Growth
Securities Lending	296,875	–	296,875	289,802	–	–	7,073	(^)
Small Cap Stock
Securities Lending	21,914,075	–	21,914,075	21,431,724	–	–	482,351	(^)

(**)	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
(^)	Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.

Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Funds are required to segregate collateral with the fund custodian (depending on market movements) on their mortgage dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”). The Agreement authorizes GSAL to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, loaned securities are typically initially collateralized equal to at least 102% of the market value of U.S. securities and 105% of the market value of non-U.S. securities. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. Any additional collateral is adjusted and settled on the next business day. The Trust has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to GSAL for services provided and any other securities lending expenses, are included in affiliated income from securities loaned, net on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, a Fund could lose money. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. However, in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss. Some of these losses may be indemnified by the lending agent.

As of October 31, 2019, the value of securities on loan is as follows:

Fund	Securities on Loan
Aggressive Allocation	$8,646,498
Balanced Income Plus	2,258,331
Global Stock	2,134,719
High Yield	21,901,151
Income	8,276,081
Large Cap Growth	2,352,769
Limited Maturity Bond	1,485,999
Mid Cap Stock	51,398,805
Moderate Allocation	8,253,648
Moderately Aggressive Allocation	14,164,907
Moderately Conservative Allocation	2,077,432
Opportunity Income Plus	2,700,028
Small Cap Growth	289,802
Small Cap Stock	21,431,724

When-Issued and Delayed Delivery Transactions – Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (“TIPS”). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Funds use a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, a Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Funds may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended October 31, 2019, none of the Funds engaged in these types of investments.

Equity-Linked Structured Securities — Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended October 31, 2019, none of the Funds engaged in these types of transactions.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

Stripped Securities – Certain Funds may invest in interest only and principal only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest, and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates. As interest rates increase, the price of the principal only security decreases. Similarly, as interest rates decrease, the price of the principal only security increases. The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.

Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments. During the year ended October 31, 2019, none of the Funds engaged in these types of investments.

Loss Contingencies – In the event of adversary action proceedings where a Fund is a defendant, a loss contingency will not be accrued as a liability until the amount of potential damages and the likelihood of loss can be reasonably estimated.

Litigation – Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Bank Loans (Leveraged Loans) – Certain Funds may invest in bank loans, which are senior secured loans that are made by banks or other lending institutions to companies that are typically rated below investment grade. A Fund may invest in multiple series or tranches of a bank loan, with varying terms and different associated risks. Transactions in bank loan securities may settle on a delayed basis, which may result in the proceeds of the sale to not be readily available for a Fund to make additional investments. Interest rates of bank loan securities typically reset periodically, as the rates are tied to a reference index, such as the London Interbank Offered Rate (“LIBOR”), plus a premium. Income is recorded daily on bank loan securities. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of the bank loan. This commitment fee is accrued as income over the term of the bank loan. A Fund may receive consent and amendment fees for accepting an amendment to the current terms of a bank loan. Consent and amendment fees are accrued as income when the changes to the bank loan are immaterial and to capital when the changes are material.

Amortization of Offering Costs – The offering costs referenced in the Statement of Operations for High Income Municipal Bond Fund and Small Cap Growth Fund are costs incurred by the Fund in order to establish it for sale. These costs generally include any legal costs associated with registering the Fund. These costs are amortized over a period of 12 months from inception.

Line of Credit – Each Fund (with the exception of Money Market Fund) along with other portfolios managed by the investment adviser or an affiliate, participate in a $100 million ($50 million committed, $50 million uncommitted) credit facility (the “line of credit”) issued by State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest is charged to each participating Fund based on its borrowings at the higher of the Federal Funds Rate or the One-Month LIBOR rate plus 1.25%. Each borrowing under the credit facility matures no later than 30 calendar days after the date of the borrowing. Each participating Fund paid commitment fees during the year ended October 31, 2019 in proportion to their respective net assets. The Funds had no borrowings during the year ended October 31, 2019.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

Recent Accounting Pronouncements –

Premium Amortization on Purchased Callable Debt Securities

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 which updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, from the maturity date to the earliest call date. The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption of these amendments is allowed. As such management has adopted the amendments as of the beginning of this fiscal period. The adoption of ASU No. 2017-08 had no impact to the financial statement amounts and footnote disclosures for all Funds, with the exception of Thrivent Municipal Bond Fund and Thrivent High Yield Bond Fund. For the Thrivent Municipal Bond Fund, a cumulative-effect adjustment as of November 1, 2018 in the amount of $12.4 million was made to investments at cost and retained earnings as of the beginning of the current fiscal year and has been processed in the financial statements and summary schedule of investments. This adjustment is approximately 80 basis points of October 31, 2019 Thrivent Municipal Bond Fund net assets. For the Thrivent High Yield Fund, a cumulative-effect adjustment as of November 1, 2018 in the amount of $233,000 was made to investments at cost and retained earnings as of the beginning of the current fiscal year and has been processed in the financial statements and summary schedule of investments. This adjustment is approximately 3 basis points of October 31, 2019 Thrivent High Yield Bond Fund net assets.

Fair Value Measurement (Topic 820)

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13 Fair Value Measurement (Topic 820). ASU No. 2018-13 updates the disclosure requirements on fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and the interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of this guidance and the impact it will have to financial statements amounts and footnote disclosures.

Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M - Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000 to $5,000M	Over $5,000 to $10,000M	Over $10,000M
Aggressive Allocation	0.750%	0.725%	0.700%	0.675%	0.650%
Moderate Allocation	0.650%	0.625%	0.600%	0.575%	0.550%
Moderately Aggressive Allocation	0.700%	0.675%	0.650%	0.625%	0.600%
Moderately Conservative Allocation	0.600%	0.575%	0.550%	0.525%	0.500%

Fund (M - Millions)	$0 to $250M	Over $250 to $1,000M	Over $1,000 to $1,500M	Over $1,500M
International Allocation (until 4/29/2019)	0.850%	0.800%	0.775%	0.750%
International Allocation (effective 4/30/2019)	0.700%	0.650%	0.625%	0.600%

Fund (M - Millions)	$0 to $500M	Over $500M to $1,000M	Over $1,000 to $2,500M	Over $2,500M to $5,000M	Over $5,000M
Large Cap Growth (until 12/31/2018)	0.750%	0.700%	0.650%	0.600%	0.575%
Large Cap Growth (effective 1/1/2019)	0.700%	0.675%	0.650%	0.600%	0.575%

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

Fund (M - Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Balanced Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.450%	0.425%
Global Stock	0.650%	0.650%	0.650%	0.650%	0.650%	0.575%	0.575%	0.500%	0.475%	0.450%	0.425%
Government Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
High Income Municipal Bond	0.500%	0.500%	0.500%	0.500%	0.500%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%
Income	0.350%	0.350%	0.350%	0.350%	0.350%	0.325%	0.325%	0.300%	0.300%	0.300%	0.300%
Large Cap Value	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Limited Maturity Bond	0.300%	0.300%	0.300%	0.300%	0.300%	0.275%	0.275%	0.250%	0.250%	0.250%	0.250%
Low Volatility Equity	0.600%	0.600%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Mid Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Money Market	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
Municipal Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.350%	0.350%	0.325%	0.300%
Opportunity Income Plus	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.375%	0.375%	0.350%	0.325%
Small Cap Growth	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Small Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%

Sub-Adviser Fees – The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund.

International Allocation Fund (formerly known as Partner Worldwide Allocation Fund)

The adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, L.P. (“GSAM”) for the performance of subadvisory services.

The fee payable for GSAM for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets; and 0.54% of average daily net assets in excess of $250 million. International Allocation Portfolio (formerly known as Partner Worldwide Allocation Portfolio), a series of Thrivent Series Fund, Inc., the shares of which are only available for purchase by separate accounts of and retirement plans sponsored by Thrivent Financial and which may be sold to separate accounts of insurance companies not affiliated with Thrivent Financial, is included in determining breakpoints for the assets managed by GSAM.

Effective April 30, 2019, the Adviser terminated the subadvisory agreements with Principal Global Investors, LLC (“Principal”) for management of the International Allocation Fund and International Allocation Portfolio. Until April 30, 2019, the fee payable for Principal was equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. International Allocation Portfolio was included in determining breakpoints for the assets managed by Principal.

Effective April 30, 2019, the Adviser terminated the subadvisory agreements with Aberdeen Asset Managers Limited (“Aberdeen”) for management of the International Allocation Fund and International Allocation Portfolio. Until April 30, 2019, the fee payable for Aberdeen was equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. International Allocation Portfolio, Partner Emerging Markets Equity Fund, and Partner Emerging Markets Equity Portfolio, also a series of Thrivent Series Fund, Inc., were included in determining breakpoints for the assets managed by Aberdeen.

Effective April 30, 2019, the Adviser terminated the subadvisory agreement with GSAM for management of the emerging markets debt portion of International Allocation Fund. Until April 30, 2019, the fee payable for GSAM for managing the emerging markets debt portion was equal to 0.50% of the first $200 million of average daily net assets, 0.45% of the next $200 million and 0.40% of average daily net assets over $400 million. International Allocation Portfolio was included in determining the breakpoints for the assets managed by GSAM.

Expense Reimbursements – For the period ended October 31, 2019, contractual expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Class S	Expiration Date
Money Market*	0.15%	0.10%	2/28/2020

*	Class A waiver of 0.15% in effect on January 1, 2019.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

For the period ended October 31, 2019, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Class S	Expiration Date
Government Bond	0.85%	0.75%	2/28/2020
High Income Municipal Bond	N/A	0.66%	2/28/2020
International Allocation*	1.20%	N/A	2/28/2020
Large Cap Growth**	1.14%	N/A	2/28/2020
Low Volatility Equity	N/A	1.20%	2/28/2020
Small Cap Growth***	N/A	1.21%	2/28/2020

*	Prior expense cap of 1.35% expired on April 30, 2019.
**	Prior expense cap of 1.15% expired on February 27, 2019.
***	Prior expense cap of 1.24% expired on February 27, 2019.

Each of the four Asset Allocation Funds paid a fee for investment advisory services. The Adviser has contractually agreed, for as long as the current fee structure is in place and through at least February 28, 2020, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Fund and the Adviser. For the period ended October 31, 2019, the following expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Class S	Expiration Date
Aggressive Allocation*	0.21%	0.21%	2/28/2020
Moderate Allocation*	0.20%	0.20%	2/28/2020
Moderately Aggressive Allocation*	0.23%	0.23%	2/28/2020
Moderately Conservative Allocation*	0.15%	0.15%	2/28/2020

*	Expense reimbursements are accrued daily and paid by Thrivent Asset Mgt. monthly. Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Subject to certain limitations, all Funds in the Trust except for Money Market Fund may invest cash in other Funds in the Trust, Thrivent Cash Management Trust, and Thrivent Core Funds. These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to any investment advisory fees indirectly incurred by the asset allocation, income plus, equity and fixed income funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust.

Distribution Plan – Thrivent Distributors, LLC is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares have an annual 12b-1 fee of 0.25% for all Funds other than Government Bond Fund and Limited Maturity Bond Fund, which have a 12b-1 fee of 0.125%, and Money Market Fund, which does not have a 12b-1 fee.

Sales Charges and Other Fees – For the year ended October 31, 2019, Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) and Thrivent Distributors, LLC received $1,349,973 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. The Funds pay an annual fixed fee plus a percentage of net assets to Thrivent Asset Mgt. These fees are accrued daily and paid monthly. For the year ended October 31, 2019, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $5,115,206 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide transfer agency and dividend payment services necessary to the Funds on a per-account basis for direct-at-fund accounts, and sub transfer agency services based on assets under management for third party intermediary accounts. These fees are accrued daily and paid monthly. For the year ended October 31, 2019, Thrivent Investor Services received $18,970,875 for transfer agent services from the Trust.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Trust. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds. Thrivent Money Market Fund is not eligible for the deferral plan. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of a particular series of Thrivent Mutual Funds. Each participant’s fees as well as the change in value are included in Trustee fees in the Statement of Operations. The deferred fees remain in the appropriate series of Thrivent Mutual Funds until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $564,141 in fees from the Trust for the Funds covered in this shareholder report for the year ended October 31, 2019. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at meetings and industry conferences.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt., Thrivent Investor Services and Thrivent Distributors, LLC; however, they receive no compensation from the Trust. Affiliated employees and board consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.

Acquired Fund Fees and Expenses – Some Funds invest in other open-ended funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios reported in the Financial Highlights. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. There are no advisory fees for Thrivent Core Funds, and therefore no reimbursement is made for investments in these funds. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Trust and the Adviser.

Interfund Lending – The Funds may participate in an interfund lending program (the “Program”) pursuant to an exemptive order issued by the SEC. The Program permits the Funds to borrow cash for temporary purposes from Thrivent Core Short-Term Reserve Fund. Interest is charged to each participating Fund based on its borrowings at the average of the repo rate and bank loan rate, each as defined in the Program. Each borrowing made under the Program matures no later than seven calendar days after the date of the borrowing, and each borrowing must be securitized by a pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan. For the period ended October 31, 2019, none of the Funds covered in this shareholder report borrowed cash through the Program.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. The differences between book-basis and tax-basis distributable earnings are primarily attributable to timing differences in recognizing certain gains and losses on investment transactions, such as wash sales, unrealized and realized activity related to derivatives, treatment of passive foreign investment companies, and amortization of callable bonds. At the end of the fiscal year, reclassifications between net asset accounts are made for differences that are permanent in nature. These permanent differences primarily relate to the tax treatment of partnerships or utilization of earnings and profits distributed to shareholders on redemption of shares.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Fund	Distributable earnings/ (accumulated loss)	Capital Stock
Aggressive Allocation	($2,337,665)	$2,337,665
Balanced Income Plus	(197,686)	197,686
Global Stock	(2,799,921)	2,799,921
High Income Municipal Bond	7,942	(7,942)
International Allocation	4,377	(4,377)
Large Cap Growth	(3,098,692)	3,098,692
Large Cap Value	77	(77)
Low Volatility Equity	(2,034)	2,034
Mid Cap Stock	(7,266,274)	7,266,274
Moderate Allocation	(4,332,296)	4,332,296
Moderately Aggressive Allocation	(6,505,267)	6,505,267
Moderately Conservative Allocation	(1,581,063)	1,581,063
Small Cap Growth	8,241	(8,241)
Small Cap Stock	(2,702,178)	2,702,178

At October 31, 2019, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income[a]	Undistributed Long- Term Capital Gain
Aggressive Allocation	$7,899,230	$70,880,809
Balanced Income Plus	291,749	–
Global Stock	22,029,410	186,626,673
Government Bond	43,790	82,344
High Income Municipal Bond[b]	25,787	–
High Yield	136,488	–
Income	2,170,369	2,059,191
International Allocation	21,465,511	–
Large Cap Growth	–	54,998,621
Large Cap Value	16,992,849	–
Limited Maturity Bond	333,242	–
Low Volatility Equity	201,458	143,024
Mid Cap Stock	6,401,555	59,656,040
Moderate Allocation	15,372,777	81,180,478
Moderately Aggressive Allocation	30,100,900	135,448,623
Moderately Conservative Allocation	7,062,432	24,932,743
Money Market	3,697	–
Municipal Bond[b]	103,964	–
Small Cap Growth	–	44,952
Small Cap Stock	3,917,502	60,371,085

a	Undistributed Ordinary Income includes income derived from Short-Term Capital Gains.
b	High Income Municipal Bond and Municipal Bond Fund undistributed ordinary income is primarily exempt from federal income taxes.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

At October 31, 2019, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover		Expiration
Balanced Income Plus	$610,533		Unlimited
Global Stock	7,402,193	*	Unlimited
High Income Municipal Bond	63,471		Unlimited
High Yield	40,420,320		Unlimited
International Allocation	6,656,308	*	Unlimited
Large Cap Value	7,466,157		Unlimited
Limited Maturity Bond	10,314,684		Unlimited
Municipal Bond	7,840,695		Unlimited
Opportunity Income Plus	11,728,120		Unlimited

*	These capital loss carryovers are limited under the Internal Revenue Code as to future utilization.

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

During the fiscal year 2019, capital loss carryovers utilized by the Funds were as follows:

Fund	Capital Loss Carryover
Global Stock	320,623
Government Bond	770,070
Income	4,431,872
Money Market	7,935
Municipal Bond	2,341,087
Opportunity Income Plus	529,926

The following fund deferred, on a tax basis, the following Late Year Ordinary Losses:

Fund	Ordinary Losses
Small Cap Growth	31,196

These amounts are deferred for tax purposes, and are deemed to occur on the first day of the following fiscal year.

The tax character of distributions paid during the years ended October 31, 2019 and 2018 was as follows:

	Tax-Exempt Income		Ordinary Income a		Long-Term Capital Gain
Fund	10/31/2019	10/31/2018	10/31/2019	10/31/2018	10/31/2019	10/31/2018
Aggressive Allocation	$ –	$ –	$19,228,212	$25,049,146	$80,906,588	$42,504,919
Balanced Income Plus	–	–	13,303,144	9,117,358	19,737,864	3,777,505
Global Stock	–	–	22,256,444	57,172,400	126,492,799	117,072,103
Government Bond	–	–	1,188,645	1,457,395	–	175,213
High Income Municipal Bond	298,014	120,355	3,200	627	–	–
High Yield	–	–	40,580,853	39,807,414	–	–
Income	–	–	28,667,402	28,950,740	–	2,835,212
International Allocation	–	–	18,204,178	27,934,231	26,151,130	5,536,332
Large Cap Growth	–	–	14,711,944	7,307,023	79,163,878	13,989,064
Large Cap Value	–	–	17,889,907	16,343,737	52,478,596	37,677,804
Limited Maturity Bond	–	–	24,407,006	21,372,776	–	–
Low Volatility Equity	–	–	211,685	130,395	108,598	20,226
Mid Cap Stock	–	–	24,190,311	686,657	171,604,621	141,010,906
Moderate Allocation	–	–	44,665,586	53,203,629	52,740,429	45,092,835
Moderately Aggressive Allocation	–	–	45,587,910	58,640,304	102,896,922	71,099,723
Moderately Conservative Allocation	–	–	19,863,704	19,988,413	13,733,009	12,230,399
Money Market	–	–	11,111,492	5,018,820	–	–
Municipal Bond	48,489,077	52,816,067	81,913	325,037	–	–
Opportunity Income Plus	–	–	24,105,719	21,230,449	–	–
Small Cap Growth	–	–	100,331	–	540	–
Small Cap Stock	–	–	8,105,035	2,363,503	82,542,134	41,701,946

(a)	Ordinary income includes income derived from short-term capital gains.

(5) SECURITY TRANSACTIONS

Purchases and Sales of Investment Securities – For the year ended October 31, 2019, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$441,534	$328,132
Balanced Income Plus	181,035	163,321
Global Stock	1,169,360	1,410,218
Government Bond	2,341	5,782
High Income Municipal Bond	14,801	8,926
High Yield	322,588	298,667
Income	255,959	281,017
International Allocation	796,482	890,203
Large Cap Growth	599,559	631,904
Large Cap Value	237,912	200,855
Limited Maturity Bond	368,005	376,538
Low Volatility Equity	14,559	7,822
Mid Cap Stock	866,334	556,344
Moderate Allocation	545,122	490,735
Moderately Aggressive Allocation	776,743	614,900
Moderately Conservative Allocation	159,751	192,414
Municipal Bond	459,657	472,938
Opportunity Income Plus	218,303	178,376
Small Cap Growth	5,831	2,953
Small Cap Stock	377,505	415,876

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$333,991	$308,302
Balanced Income Plus	239,291	244,667
Government Bond	153,765	156,759
Income	543,064	536,062
International Allocation	8,636	8,648
Limited Maturity Bond	702,275	624,350
Moderate Allocation	2,925,660	2,853,217
Moderately Aggressive Allocation	2,002,452	1,942,789
Moderately Conservative Allocation	1,452,869	1,404,917
Opportunity Income Plus	931,633	891,596

Investments in Restricted Securities – Certain Funds may own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of October 31, 2019, the following Funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
High Yield	1	0.00%

The Funds have no right to require registration of unregistered securities.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds, or affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

During the year ended October 31, 2019, Aggressive Allocation Fund, Moderate Allocation Fund and Moderately Aggressive Allocation Fund engaged in purchase transactions in the amounts of $65,297,080, $32,830,921 and $64,635,239, respectively, that complied with Rule 17a-7 of the 1940 Act that were in excess of 0.50% of net assets.

(7) RELATED PARTY TRANSACTIONS

As of October 31, 2019, related parties (other than the Thrivent Asset Allocation Funds) held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
International Allocation	12,645,318	14.6%

As of October 31, 2019, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Aggressive Allocation	10,145,013	11.3%
Balanced Income Plus	2,721,771	8.8%
Income	7,040,339	7.4%

Subscription and redemption activity by concentrated accounts may have a significant effect on the operation of these funds. In the case of a large redemption, these funds may be forced to sell investments at inopportune times, resulting in additional losses for the funds.

(8) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events through the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

(9) MARKET RISK

Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of a Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry. As of October 31, 2019, the following Funds had portfolio concentration greater than 25% in certain sectors.

Fund	Sector	% of Total Net Assets
Government Bond	U.S. Govt. & Agencies	38.6%
Income	Financials	26.6%
Large Cap Growth	Information Technology	34.7%
Small Cap Growth	Information Technology	29.4%

(10) SIGNIFICANT RISKS

Allocation Risk – The Fund’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

Collateralized Debt Obligations (“CDO”) Risk – The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. In addition to the typical risks associated with fixed income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value, and/or be downgraded; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Convertible Securities Risk – Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Credit Risk – Credit risk is the risk that an issuer of a debt security to which the Fund is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.

Derivatives Risk – The use of derivatives (such as futures and credit default swaps) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.

Emerging Markets Risk – The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Fund’s share price to decline.

Equity Securities Risk – Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.

ETF Risk – An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests.

Financial Sector Risk – To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

Foreign Currency Risk – The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Foreign Securities Risk – Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Fund’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Futures Contract Risk – The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.

Government Securities Risk – The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Federal Home Loan Bank, Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loan Banks, Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Federal Home Loan Banks, Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. government.

Growth Investing Risk – Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

High Yield Risk – High yield securities – commonly known as “junk bonds” – to which the Fund is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected. High yield securities generally have a less liquid resale market.

Inflation-Linked Security Risk – Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for All Urban Consumers (CPI-U) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

Interest Rate Risk – Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.

Investment Adviser Risk – The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser or subadviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Issuer Risk – Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.

Large Cap Risk – Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraged Loan Risk – Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.

Liquidity Risk – Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.

Mid Cap Risk – Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Money Market Fund Risk – You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Mortgage-Backed and Other Asset-Backed Securities Risk – The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Fund to decline and reduce the overall return of the Fund.

Multi-Manager Risk – The investment styles employed by the subadvisers may not be complementary. The interplay of the various strategies employed by the subadvisers may result in the Fund indirectly holding positions in certain types of securities, industries or sectors. These positions may be detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Fund’s realization of capital gains. It is also possible that one subadviser could be selling a particular security or security from a certain country while another subadviser could be purchasing the same security or a security from that same country.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

Municipal Bond Risk – The Fund’s performance may be affected by political and economic conditions at the state, regional or federal level. These may include budgetary problems, decline in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues. Bonds may also exhibit price fluctuations due to changes in interest rate or bond yield levels. Some municipal bonds may be repaid prior to maturity if interest rates decrease. As a result, the value of the Fund’s shares may fluctuate significantly in the short term.

Non-Diversified Risk – The Fund is not “diversified” within the meaning of the 1940 Act. That means the Fund may invest a greater percentage of its assets in the securities of any single issuer compared to other funds. A non-diversified portfolio is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer or industry will significantly affect the Fund’s performance.

Other Funds Risk – Because the Fund invests in other funds managed by the Adviser or an affiliate (“Other Funds”), the performance of the Fund is dependent, in part, upon the performance of Other Funds in which the Fund may invest. As a result, the Fund is subject to the same risks as those faced by the Other Funds.

Portfolio Turnover Rate Risk – The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders.

Preferred Securities Risk – There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.

Quantitative Investing Risk – Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio.

Real Estate Investment Trust (“REIT”) Risk – REITs generally can be divided into three types: equity REITs, mortgage REITs, and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. The effect of rising interest rates is generally more pronounced for high dividend paying stock than for stocks that pay little or no dividends. This may cause the value of real estate securities to decline during periods of rising interest rates, which would reduce the overall return of the Fund. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. In addition, due to recent changes in the tax laws, certain tax benefits of REITs may not be passed through to mutual fund shareholders. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.

Redemption Risk – The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Although the Fund generally does not have the ability to impose liquidity fees or temporarily suspend redemptions, the payment of redemption proceeds could be delayed or denied if the Fund is liquidated, to the extent permitted by applicable regulations. As of October 31, 2019, 66.1% of the Government Bond Fund is held by one unaffiliated shareholder.

Small Cap Risk – Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.

Sovereign Debt Risk – Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Tax Risk – Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from securities in the Fund. Since the Fund may invest in municipal securities subject to the federal alternative minimum tax without limitation, the Fund may not be suitable for investors who already are or could be subject to the federal alternative minimum tax.

Technology-Oriented Companies Risk – Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.

Value Investing Risk – Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.

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THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2019	$15.51	$0.11	$1.22	$1.33	$(0.12)	$(1.12)
Year Ended 10/31/2018	16.01	0.06	0.39	0.45	(0.06)	(0.89)
Year Ended 10/31/2017	13.11	0.05	2.98	3.03	(0.07)	(0.06)
Year Ended 10/31/2016	14.05	0.07	0.08	0.15	(0.03)	(1.06)
Year Ended 10/31/2015	14.77	0.04	0.33	0.37	(0.07)	(1.02)

Class S Shares
Year Ended 10/31/2019	15.68	0.13	1.24	1.37	(0.16)	(1.12)
Year Ended 10/31/2018	16.17	0.10	0.40	0.50	(0.10)	(0.89)
Year Ended 10/31/2017	13.25	0.08	3.02	3.10	(0.12)	(0.06)
Year Ended 10/31/2016	14.19	0.10	0.11	0.21	(0.09)	(1.06)
Year Ended 10/31/2015	14.90	0.09	0.35	0.44	(0.13)	(1.02)
BALANCED INCOME PLUS FUND
Class A Shares
Year Ended 10/31/2019	12.93	0.31	0.58	0.89	(0.35)	(0.78)
Year Ended 10/31/2018	13.26	0.32	(0.18)	0.14	(0.31)	(0.16)
Year Ended 10/31/2017	12.22	0.29	1.01	1.30	(0.26)	–
Year Ended 10/31/2016	12.80	0.30	0.03	0.33	(0.29)	(0.62)
Year Ended 10/31/2015	13.43	0.31	(0.04)	0.27	(0.29)	(0.61)

Class S Shares
Year Ended 10/31/2019	12.90	0.34	0.58	0.92	(0.38)	(0.78)
Year Ended 10/31/2018	13.23	0.36	(0.18)	0.18	(0.35)	(0.16)
Year Ended 10/31/2017	12.20	0.32	1.02	1.34	(0.31)	–
Year Ended 10/31/2016	12.77	0.34	0.04	0.38	(0.33)	(0.62)
Year Ended 10/31/2015	13.40	0.36	(0.03)	0.33	(0.35)	(0.61)
GLOBAL STOCK FUND
Class A Shares
Year Ended 10/31/2019	26.59	0.34	1.45	1.79	(0.30)	(1.92)
Year Ended 10/31/2018	29.21	0.31	(0.21)	0.10	(0.27)	(2.45)
Year Ended 10/31/2017	24.77	0.30	5.13	5.43	(0.29)	(0.70)
Year Ended 10/31/2016	26.32	0.26	(0.66)	(0.40)	(0.24)	(0.91)
Year Ended 10/31/2015	27.75	0.24	0.90	1.14	(0.24)	(2.33)

Class S Shares
Year Ended 10/31/2019	26.88	0.43	1.46	1.89	(0.39)	(1.92)
Year Ended 10/31/2018	29.50	0.41	(0.21)	0.20	(0.37)	(2.45)
Year Ended 10/31/2017	25.01	0.40	5.17	5.57	(0.38)	(0.70)
Year Ended 10/31/2016	26.57	0.32	(0.62)	(0.30)	(0.35)	(0.91)
Year Ended 10/31/2015	27.99	0.39	0.86	1.25	(0.34)	(2.33)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statement or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rate for Aggressive Allocation Fund was 57%, Balance Income Plus Fund was 120%, and Global Stock Fund was 62%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(1.24)	$15.60	9.60%	$955.0	0.94%	0.74%	1.15%	0.52%	58%
(0.95)	15.51	2.89%	896.6	0.91%	0.40%	1.15%	0.15%	52%
(0.13)	16.01	23.31%	879.6	0.92%	0.32%	1.19%	0.05%	59%
(1.09)	13.11	1.34%	730.0	0.94%	0.50%	1.21%	0.23%	58%***
(1.09)	14.05	2.78%	732.0	0.92%	0.23%	0.96%	0.19%	51%

(1.28)	15.77	9.80%	445.1	0.76%	0.87%	0.97%	0.66%	58%
(0.99)	15.68	3.20%	336.4	0.66%	0.61%	0.90%	0.37%	52%
(0.18)	16.17	23.64%	238.1	0.63%	0.56%	0.89%	0.29%	59%
(1.15)	13.25	1.76%	140.9	0.56%	0.86%	0.83%	0.59%	58%***
(1.15)	14.19	3.21%	120.3	0.49%	0.65%	0.54%	0.61%	51%

(1.13)	12.69	7.60%	250.2	1.04%	2.49%	1.04%	2.49%	113%
(0.47)	12.93	0.99%	246.3	1.03%	2.38%	1.03%	2.38%	149%
(0.26)	13.26	10.78%	250.7	1.06%	2.26%	1.06%	2.26%	145%
(0.91)	12.22	2.83%	231.8	1.07%	2.52%	1.07%	2.52%	125%***
(0.90)	12.80	2.18%	232.8	1.06%	2.38%	1.06%	2.38%	148%

(1.16)	12.66	7.92%	140.1	0.77%	2.75%	0.77%	2.75%	113%
(0.51)	12.90	1.31%	120.3	0.72%	2.74%	0.72%	2.74%	149%
(0.31)	13.23	11.09%	94.5	0.73%	2.58%	0.73%	2.58%	145%
(0.95)	12.20	3.30%	65.6	0.70%	2.88%	0.70%	2.88%	125%***
(0.96)	12.77	2.58%	54.4	0.67%	2.77%	0.67%	2.77%	148%

(2.22)	26.16	7.73%	1,478.5	1.01%	1.39%	1.01%	1.39%	73%
(2.72)	26.59	0.22%	1,492.5	0.99%	1.15%	0.99%	1.15%	52%
(0.99)	29.21	22.61%	1,594.8	1.01%	1.11%	1.01%	1.11%	73%
(1.15)	24.77	(1.48)%	1,399.8	1.03%	1.03%	1.03%	1.03%	64%***
(2.57)	26.32	4.59%	1,560.0	1.02%	0.99%	1.02%	0.99%	52%

(2.31)	26.46	8.12%	296.7	0.65%	1.75%	0.65%	1.75%	73%
(2.82)	26.88	0.56%	276.6	0.64%	1.50%	0.64%	1.50%	52%
(1.08)	29.50	23.06%	263.3	0.65%	1.47%	0.65%	1.47%	73%
(1.26)	25.01	(1.08)%	203.7	0.64%	1.42%	0.64%	1.42%	64%***
(2.67)	26.57	5.02%	187.8	0.61%	1.40%	0.61%	1.40%	52%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
GOVERNMENT BOND FUND
Class A Shares
Year Ended 10/31/2019	$9.47	$0.19	$0.64	$0.83	$(0.19)	$ –
Year Ended 10/31/2018	9.92	0.19	(0.38)	(0.19)	(0.19)	(0.07)
Year Ended 10/31/2017	10.14	0.14	(0.20)	(0.06)	(0.14)	(0.02)
Year Ended 10/31/2016	10.12	0.12	0.21	0.33	(0.12)	(0.19)
Year Ended 10/31/2015	10.05	0.09	0.09	0.18	(0.08)	(0.03)

Class S Shares
Year Ended 10/31/2019	9.47	0.20	0.64	0.84	(0.20)	–
Year Ended 10/31/2018	9.92	0.20	(0.38)	(0.18)	(0.20)	(0.07)
Year Ended 10/31/2017	10.14	0.15	(0.20)	(0.05)	(0.15)	(0.02)
Year Ended 10/31/2016	10.12	0.12	0.22	0.34	(0.13)	(0.19)
Year Ended 10/31/2015	10.05	0.12	0.10	0.22	(0.12)	(0.03)
HIGH INCOME MUNICIPAL BOND FUND
Class S Shares
Year Ended 10/31/2019	9.86	0.31	0.81	1.12	(0.32)	–
Year Ended 10/31/2018(c)	10.00	0.22	(0.14)	0.08	(0.22)	–
HIGH YIELD FUND
Class A Shares
Year Ended 10/31/2019	4.63	0.25	0.10	0.35	(0.25)	–
Year Ended 10/31/2018	4.90	0.26	(0.27)	(0.01)	(0.26)	–
Year Ended 10/31/2017	4.76	0.25	0.14	0.39	(0.25)	–
Year Ended 10/31/2016	4.74	0.25	0.02	0.27	(0.25)	–
Year Ended 10/31/2015	5.04	0.26	(0.30)	(0.04)	(0.26)	–

Class S Shares
Year Ended 10/31/2019	4.64	0.26	0.09	0.35	(0.26)	–
Year Ended 10/31/2018	4.90	0.27	(0.26)	0.01	(0.27)	–
Year Ended 10/31/2017	4.76	0.27	0.13	0.40	(0.26)	–
Year Ended 10/31/2016	4.74	0.26	0.03	0.29	(0.27)	–
Year Ended 10/31/2015	5.05	0.28	(0.31)	(0.03)	(0.28)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, February 28, 2018.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Government Bond Fund was 149% and for the High Yield Fund was 42%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.19)	$10.11	8.84%	$4.5	0.85%	1.94%	1.06%	1.73%	274%
(0.26)	9.47	(1.99)%	4.9	0.85%	1.92%	1.04%	1.73%	280%
(0.16)	9.92	(0.56)%	6.5	0.85%	1.40%	1.00%	1.25%	193%
(0.31)	10.14	3.36%	8.7	0.87%	1.16%	1.04%	0.98%	152%***
(0.11)	10.12	1.83%	18.7	0.90%	0.86%	1.12%	0.65%	145%

(0.20)	10.11	8.95%	49.9	0.75%	2.04%	0.77%	2.02%	274%
(0.27)	9.47	(1.89)%	52.3	0.75%	2.02%	0.79%	1.98%	280%
(0.17)	9.92	(0.47)%	52.0	0.76%	1.49%	0.79%	1.46%	193%
(0.32)	10.14	3.41%	46.9	0.81%	1.22%	0.81%	1.22%	152%***
(0.15)	10.12	2.17%	73.9	0.57%	1.18%	0.57%	1.18%	145%

(0.32)	10.66	11.51%	13.8	0.66%	3.07%	2.36%	1.37%	93%
(0.22)	9.86	0.79%	6.6	0.43%	3.26%	3.71%	(0.02)%	201%

(0.25)	4.73	7.74%	437.9	0.80%	5.30%	0.80%	5.30%	42%
(0.26)	4.63	(0.29)%	437.4	0.80%	5.42%	0.80%	5.42%	38%
(0.25)	4.90	8.42%	477.7	0.80%	5.25%	0.80%	5.25%	48%
(0.25)	4.76	6.05%	471.5	0.81%	5.42%	0.81%	5.42%	43%***
(0.26)	4.74	(0.77)%	489.2	0.81%	5.39%	0.81%	5.39%	38%

(0.26)	4.73	7.79%	342.1	0.54%	5.55%	0.54%	5.55%	42%
(0.27)	4.64	0.14%	283.4	0.57%	5.65%	0.57%	5.65%	38%
(0.26)	4.90	8.68%	259.9	0.57%	5.49%	0.57%	5.49%	48%
(0.27)	4.76	6.34%	232.2	0.55%	5.68%	0.55%	5.68%	43%***
(0.28)	4.74	(0.66)%	235.9	0.50%	5.69%	0.50%	5.69%	38%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
INCOME FUND
Class A Shares
Year Ended 10/31/2019	$8.70	$0.29	$0.86	$1.15	$(0.29)	$–
Year Ended 10/31/2018	9.27	0.29	(0.54)	(0.25)	(0.29)	(0.03)
Year Ended 10/31/2017	9.26	0.28	0.02	0.30	(0.28)	(0.01)
Year Ended 10/31/2016	9.01	0.29	0.29	0.58	(0.29)	(0.04)
Year Ended 10/31/2015	9.29	0.30	(0.24)	0.06	(0.30)	(0.04)

Class S Shares
Year Ended 10/31/2019	8.70	0.32	0.85	1.17	(0.32)	–
Year Ended 10/31/2018	9.26	0.32	(0.53)	(0.21)	(0.32)	(0.03)
Year Ended 10/31/2017	9.25	0.31	0.02	0.33	(0.31)	(0.01)
Year Ended 10/31/2016	9.00	0.32	0.29	0.61	(0.32)	(0.04)
Year Ended 10/31/2015	9.29	0.34	(0.26)	0.08	(0.33)	(0.04)
INTERNATIONAL ALLOCATION FUND
Class A Shares
Year Ended 10/31/2019	9.80	0.20	0.65	0.85	(0.17)	(0.32)
Year Ended 10/31/2018	11.33	0.19	(1.34)	(1.15)	(0.23)	(0.15)
Year Ended 10/31/2017	9.65	0.20	1.67	1.87	(0.19)	–
Year Ended 10/31/2016	9.62	0.21	–	0.21	(0.18)	–
Year Ended 10/31/2015	10.03	0.16	(0.37)	(0.21)	(0.20)	–

Class S Shares
Year Ended 10/31/2019	9.87	0.23	0.67	0.90	(0.22)	(0.32)
Year Ended 10/31/2018	11.40	0.23	(1.34)	(1.11)	(0.27)	(0.15)
Year Ended 10/31/2017	9.71	0.23	1.69	1.92	(0.23)	–
Year Ended 10/31/2016	9.69	0.22	0.02	0.24	(0.22)	–
Year Ended 10/31/2015	10.11	0.20	(0.38)	(0.18)	(0.24)	–
LARGE CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2019	11.30	(0.02)	1.31	1.29	–	(1.14)
Year Ended 10/31/2018	10.23	(0.04)	1.38	1.34	–	(0.27)
Year Ended 10/31/2017	8.23	(0.04)	2.09	2.05	–	(0.05)
Year Ended 10/31/2016	9.12	(0.03)	(0.36)	(0.39)	–	(0.50)
Year Ended 10/31/2015	8.31	(0.02)	0.97	0.95	–	(0.14)

Class S Shares
Year Ended 10/31/2019	12.47	0.01	1.48	1.49	–	(1.14)
Year Ended 10/31/2018	11.23	–	1.51	1.51	–	(0.27)
Year Ended 10/31/2017	8.99	–	2.29	2.29	–	(0.05)
Year Ended 10/31/2016	9.89	0.01	(0.41)	(0.40)	–	(0.50)
Year Ended 10/31/2015	8.96	–	1.07	1.07	–	(0.14)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Income Fund was 104%, International Allocation Fund was 107%, and Large Cap Growth Fund was 67%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.29)	$9.56	13.43%	$313.7	0.77%	3.19%	0.77%	3.19%	99%
(0.32)	8.70	(2.71)%	298.5	0.76%	3.25%	0.76%	3.25%	109%
(0.29)	9.27	3.34%	342.5	0.77%	3.04%	0.77%	3.04%	100%
(0.33)	9.26	6.62%	359.3	0.77%	3.20%	0.77%	3.20%	107%***
(0.34)	9.01	0.65%	370.0	0.77%	3.29%	0.77%	3.29%	92%

(0.32)	9.55	13.66%	598.6	0.46%	3.49%	0.46%	3.49%	99%
(0.35)	8.70	(2.30)%	508.3	0.45%	3.57%	0.45%	3.57%	109%
(0.32)	9.26	3.66%	504.7	0.45%	3.35%	0.45%	3.35%	100%
(0.36)	9.25	6.97%	462.9	0.44%	3.53%	0.44%	3.53%	107%***
(0.37)	9.00	0.90%	429.9	0.41%	3.66%	0.41%	3.66%	92%

(0.49)	10.16	9.36%	144.3	1.27%	2.04%	1.43%	1.89%	106%
(0.38)	9.80	(10.52)%	138.5	1.35%	1.73%	1.47%	1.62%	75%
(0.19)	11.33	19.76%	161.4	1.36%	1.86%	1.56%	1.65%	94%
(0.18)	9.65	2.21%	141.3	1.40%	1.82%	1.58%	1.64%	108%***
(0.20)	9.62	(2.14)%	167.3	1.40%	1.61%	1.57%	1.44%	68%

(0.54)	10.23	9.84%	743.0	0.87%	2.45%	0.87%	2.45%	106%
(0.42)	9.87	(10.13)%	678.3	0.94%	2.14%	0.95%	2.14%	75%
(0.23)	11.40	20.22%	747.4	0.96%	2.26%	1.01%	2.22%	94%
(0.22)	9.71	2.60%	615.9	1.00%	2.24%	1.00%	2.24%	108%***
(0.24)	9.69	(1.77)%	640.3	0.98%	2.04%	0.99%	2.03%	68%

(1.14)	11.45	13.09%	259.0	1.14%	(0.26)%	1.17%	(0.29)%	58%
(0.27)	11.30	13.37%	237.8	1.17%	(0.37)%	1.20%	(0.41)%	62%
(0.05)	10.23	25.03%	210.2	1.20%	(0.32)%	1.26%	(0.38)%	65%
(0.50)	8.23	(4.52)%	178.8	1.20%	(0.25)%	1.28%	(0.33)%	68%***
(0.14)	9.12	11.61%	218.8	1.20%	(0.35)%	1.30%	(0.45)%	64%

(1.14)	12.82	13.49%	839.6	0.79%	0.08%	0.79%	0.08%	58%
(0.27)	12.47	13.70%	765.8	0.81%	(0.02)%	0.81%	(0.02)%	62%
(0.05)	11.23	25.59%	654.1	0.82%	0.05%	0.82%	0.05%	65%
(0.50)	8.99	(4.26)%	510.1	0.82%	0.12%	0.82%	0.12%	68%***
(0.14)	9.89	12.12%	509.3	0.81%	0.03%	0.81%	0.03%	64%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP VALUE FUND
Class A Shares
Year Ended 10/31/2019	$22.71	$0.36	$0.88	$1.24	$(0.27)	$(1.17)
Year Ended 10/31/2018	22.67	0.30	0.91	1.21	(0.24)	(0.93)
Year Ended 10/31/2017	19.42	0.29	3.85	4.14	(0.24)	(0.65)
Year Ended 10/31/2016	19.99	0.30	0.39	0.69	(0.19)	(1.07)
Year Ended 10/31/2015	20.65	0.22	0.01	0.23	(0.19)	(0.70)

Class S Shares
Year Ended 10/31/2019	22.90	0.43	0.89	1.32	(0.35)	(1.17)
Year Ended 10/31/2018	22.84	0.37	0.95	1.32	(0.33)	(0.93)
Year Ended 10/31/2017	19.56	0.36	3.89	4.25	(0.32)	(0.65)
Year Ended 10/31/2016	20.14	0.32	0.46	0.78	(0.29)	(1.07)
Year Ended 10/31/2015	20.80	0.30	0.01	0.31	(0.27)	(0.70)
LIMITED MATURITY BOND FUND
Class A Shares
Year Ended 10/31/2019	12.30	0.30	0.24	0.54	(0.31)	–
Year Ended 10/31/2018	12.49	0.27	(0.19)	0.08	(0.27)	–
Year Ended 10/31/2017	12.48	0.21	0.01	0.22	(0.21)	–
Year Ended 10/31/2016	12.38	0.20	0.10	0.30	(0.20)	–
Year Ended 10/31/2015	12.44	0.17	(0.06)	0.11	(0.17)	–

Class S Shares
Year Ended 10/31/2019	12.30	0.33	0.22	0.55	(0.33)	–
Year Ended 10/31/2018	12.48	0.29	(0.17)	0.12	(0.30)	–
Year Ended 10/31/2017	12.48	0.23	0.01	0.24	(0.24)	–
Year Ended 10/31/2016	12.37	0.22	0.11	0.33	(0.22)	–
Year Ended 10/31/2015	12.44	0.20	(0.07)	0.13	(0.20)	–
LOW VOLATILITY EQUITY FUND
Class S Shares
Year Ended 10/31/2019	10.85	0.14	1.52	1.66	(0.13)	(0.18)
Year Ended 10/31/2018	10.87	0.10	0.11	0.21	(0.13)	(0.10)
Year Ended 10/31/2017(c)	10.00	0.09	0.78	0.87	–	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, February 28, 2017.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Limited Maturity Bond Fund was 81%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(1.44)	$22.51	6.22%	$225.1	0.90%	1.67%	0.90%	1.67%	19%
(1.17)	22.71	5.42%	227.1	0.89%	1.28%	0.89%	1.28%	18%
(0.89)	22.67	21.77%	228.0	0.91%	1.31%	0.91%	1.31%	17%
(1.26)	19.42	3.86%	198.6	0.93%	1.34%	0.93%	1.34%	22%
(0.89)	19.99	1.14%	231.1	0.94%	1.08%	0.94%	1.08%	31%

(1.52)	22.70	6.61%	927.3	0.54%	2.03%	0.54%	2.03%	19%
(1.26)	22.90	5.85%	836.5	0.53%	1.64%	0.53%	1.64%	18%
(0.97)	22.84	22.21%	757.3	0.53%	1.69%	0.53%	1.69%	17%
(1.36)	19.56	4.29%	618.7	0.53%	1.73%	0.53%	1.73%	22%
(0.97)	20.14	1.55%	580.9	0.52%	1.50%	0.52%	1.50%	31%

(0.31)	12.53	4.40%	292.0	0.61%	2.45%	0.61%	2.45%	109%
(0.27)	12.30	0.67%	298.0	0.61%	2.17%	0.61%	2.17%	82%
(0.21)	12.49	1.79%	336.0	0.61%	1.69%	0.61%	1.69%	79%
(0.20)	12.48	2.42%	351.2	0.62%	1.58%	0.62%	1.58%	83%***
(0.17)	12.38	0.89%	374.4	0.62%	1.37%	0.62%	1.37%	89%

(0.33)	12.52	4.51%	729.2	0.43%	2.63%	0.43%	2.63%	109%
(0.30)	12.30	0.94%	627.7	0.42%	2.38%	0.42%	2.38%	82%
(0.24)	12.48	1.91%	550.1	0.42%	1.89%	0.42%	1.89%	79%
(0.22)	12.48	2.72%	441.0	0.41%	1.80%	0.41%	1.80%	83%***
(0.20)	12.37	1.05%	356.4	0.38%	1.62%	0.38%	1.62%	89%

(0.31)	12.20	15.75%	19.3	1.20%	1.59%	1.96%	0.83%	58%
(0.23)	10.85	1.92%	10.7	1.20%	1.27%	2.64%	(0.17)%	58%
–	10.87	8.70%	5.8	1.20%	1.31%	4.22%	(1.71)%	77%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MID CAP STOCK FUND
Class A Shares
Year Ended 10/31/2019	$24.87	$0.06	$1.36	$1.42	$(0.04)	$(2.57)
Year Ended 10/31/2018	26.05	0.05	1.00	1.05	–	(2.23)
Year Ended 10/31/2017	21.63	(0.02)	5.45	5.43	(0.02)	(0.99)
Year Ended 10/31/2016	21.61	0.02	2.44	2.46	(0.03)	(2.41)
Year Ended 10/31/2015	23.55	(0.07)	0.82	0.75	(0.05)	(2.64)

Class S Shares
Year Ended 10/31/2019	28.06	0.01	1.71	1.72	(0.11)	(2.57)
Year Ended 10/31/2018	29.04	0.02	1.23	1.25	–	(2.23)
Year Ended 10/31/2017	24.00	(0.03)	6.15	6.12	(0.10)	(0.98)
Year Ended 10/31/2016	23.69	0.02	2.79	2.81	(0.09)	(2.41)
Year Ended 10/31/2015	25.54	0.47	0.45	0.92	(0.13)	(2.64)
MODERATE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2019	13.37	0.21	1.12	1.33	(0.24)	(0.31)
Year Ended 10/31/2018	13.89	0.20	(0.12)	0.08	(0.22)	(0.38)
Year Ended 10/31/2017	12.52	0.17	1.45	1.62	(0.17)	(0.08)
Year Ended 10/31/2016	12.90	0.16	0.20	0.36	(0.15)	(0.59)
Year Ended 10/31/2015	13.26	0.16	0.08	0.24	(0.18)	(0.42)

Class S Shares
Year Ended 10/31/2019	13.41	0.25	1.11	1.36	(0.27)	(0.31)
Year Ended 10/31/2018	13.93	0.24	(0.13)	0.11	(0.25)	(0.38)
Year Ended 10/31/2017	12.55	0.20	1.46	1.66	(0.20)	(0.08)
Year Ended 10/31/2016	12.94	0.19	0.20	0.39	(0.19)	(0.59)
Year Ended 10/31/2015	13.29	0.21	0.08	0.29	(0.22)	(0.42)
MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2019	14.62	0.17	1.23	1.40	(0.19)	(0.59)
Year Ended 10/31/2018	15.19	0.15	0.06	0.21	(0.16)	(0.62)
Year Ended 10/31/2017	13.11	0.13	2.22	2.35	(0.13)	(0.14)
Year Ended 10/31/2016	13.73	0.13	0.15	0.28	(0.09)	(0.81)
Year Ended 10/31/2015	14.17	0.11	0.20	0.31	(0.15)	(0.60)

Class S Shares
Year Ended 10/31/2019	14.75	0.20	1.25	1.45	(0.23)	(0.59)
Year Ended 10/31/2018	15.32	0.18	0.07	0.25	(0.20)	(0.62)
Year Ended 10/31/2017	13.23	0.15	2.25	2.40	(0.17)	(0.14)
Year Ended 10/31/2016	13.86	0.14	0.18	0.32	(0.14)	(0.81)
Year Ended 10/31/2015	14.29	0.16	0.21	0.37	(0.20)	(0.60)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Mid Cap Stock Fund was 21%, Moderate Allocation Fund was 138%, and Moderately Aggressive Allocation Fund was 90%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(2.61)	$23.68	6.89%	$1,174.7	1.04%	0.22%	1.04%	0.22%	28%
(2.23)	24.87	4.07%	1,171.8	1.04%	0.17%	1.04%	0.17%	34%
(1.01)	26.05	25.63%	1,188.0	1.06%	(0.07)%	1.06%	(0.07)%	29%
(2.44)	21.63	12.93%	1,005.1	1.09%	0.09%	1.09%	0.09%	22%***
(2.69)	21.61	3.60%	963.3	1.09%	0.10%	1.11%	0.09%	56%

(2.68)	27.10	7.25%	1,081.0	0.77%	0.50%	0.77%	0.50%	28%
(2.23)	28.06	4.36%	744.0	0.74%	0.61%	0.74%	0.61%	34%
(1.08)	29.04	26.04%	516.3	0.72%	0.26%	0.72%	0.26%	29%
(2.50)	24.00	13.36%	337.7	0.72%	0.47%	0.72%	0.47%	22%***
(2.77)	23.69	4.05%	286.6	0.69%	0.51%	0.70%	0.50%	56%

(0.55)	14.15	10.34%	1,884.8	0.80%	1.59%	1.00%	1.39%	145%
(0.60)	13.37	0.50%	1,778.0	0.79%	1.46%	1.00%	1.25%	133%
(0.25)	13.89	13.08%	1,839.5	0.80%	1.31%	1.02%	1.09%	158%
(0.74)	12.52	3.06%	1,682.9	0.81%	1.31%	1.02%	1.10%	147%***
(0.60)	12.90	1.93%	1,706.5	0.76%	1.25%	0.81%	1.21%	107%

(0.58)	14.19	10.57%	712.2	0.57%	1.78%	0.77%	1.59%	145%
(0.63)	13.41	0.77%	535.5	0.53%	1.69%	0.74%	1.47%	133%
(0.28)	13.93	13.44%	369.4	0.53%	1.51%	0.75%	1.30%	158%
(0.78)	12.55	3.31%	179.0	0.49%	1.56%	0.71%	1.35%	147%***
(0.64)	12.94	2.36%	108.3	0.41%	1.60%	0.46%	1.55%	107%

(0.78)	15.24	10.36%	2,251.4	0.83%	1.21%	1.06%	0.98%	98%
(0.78)	14.62	1.37%	2,123.3	0.80%	0.99%	1.06%	0.73%	86%
(0.27)	15.19	18.21%	2,086.9	0.81%	0.91%	1.08%	0.64%	103%
(0.90)	13.11	2.36%	1,809.6	0.82%	1.01%	1.10%	0.73%	94%***
(0.75)	13.73	2.34%	1,814.6	0.81%	0.81%	0.85%	0.76%	66%

(0.82)	15.38	10.62%	782.5	0.62%	1.36%	0.86%	1.12%	98%
(0.82)	14.75	1.61%	580.8	0.57%	1.17%	0.83%	0.91%	86%
(0.31)	15.32	18.48%	389.9	0.55%	1.07%	0.83%	0.79%	103%
(0.95)	13.23	2.66%	191.0	0.49%	1.28%	0.77%	1.00%	94%***
(0.80)	13.86	2.75%	125.5	0.42%	1.19%	0.47%	1.14%	66%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2019	$11.98	$0.24	$0.93	$1.17	$(0.26)	$(0.19)
Year Ended 10/31/2018	12.48	0.24	(0.29)	(0.05)	(0.24)	(0.21)
Year Ended 10/31/2017	11.78	0.21	0.80	1.01	(0.21)	(0.10)
Year Ended 10/31/2016	11.88	0.20	0.21	0.41	(0.18)	(0.33)
Year Ended 10/31/2015	12.19	0.18	(0.03)	0.15	(0.20)	(0.26)

Class S Shares
Year Ended 10/31/2019	12.02	0.27	0.93	1.20	(0.29)	(0.19)
Year Ended 10/31/2018	12.52	0.27	(0.29)	(0.02)	(0.27)	(0.21)
Year Ended 10/31/2017	11.82	0.23	0.81	1.04	(0.24)	(0.10)
Year Ended 10/31/2016	11.91	0.22	0.24	0.46	(0.22)	(0.33)
Year Ended 10/31/2015	12.22	0.23	(0.04)	0.19	(0.24)	(0.26)
MONEY MARKET FUND
Class A Shares
Year Ended 10/31/2019	1.00	0.02	–	0.02	(0.02)	–
Year Ended 10/31/2018	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2017	1.00	–	–	–	–	–
Year Ended 10/31/2016	1.00	–	–	–	–	–
Year Ended 10/31/2015	1.00	–	–	–	–	–

Class S Shares
Year Ended 10/31/2019	1.00	0.02	–	0.02	(0.02)	–
Year Ended 10/31/2018	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2017	1.00	–	–	–	–	–
Year Ended 10/31/2016	1.00	–	–	–	–	–
Year Ended 10/31/2015	1.00	–	–	–	–	–
MUNICIPAL BOND FUND
Class A Shares
Year Ended 10/31/2019	10.89	0.33	0.61	0.94	(0.36)	–
Year Ended 10/31/2018	11.39	0.38	(0.50)	(0.12)	(0.38)	–
Year Ended 10/31/2017	11.65	0.39	(0.26)	0.13	(0.39)	–
Year Ended 10/31/2016	11.60	0.39	0.05	0.44	(0.39)	–
Year Ended 10/31/2015	11.68	0.40	(0.08)	0.32	(0.40)	–

Class S Shares
Year Ended 10/31/2019	10.89	0.37	0.59	0.96	(0.38)	–
Year Ended 10/31/2018	11.39	0.41	(0.50)	(0.09)	(0.41)	–
Year Ended 10/31/2017	11.65	0.41	(0.26)	0.15	(0.41)	–
Year Ended 10/31/2016	11.60	0.41	0.06	0.47	(0.42)	–
Year Ended 10/31/2015	11.68	0.43	(0.08)	0.35	(0.43)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.45)	$12.70	10.09%	$701.9	0.82%	1.98%	0.98%	1.83%	182%
(0.45)	11.98	(0.45)%	672.7	0.82%	1.93%	0.98%	1.77%	175%
(0.31)	12.48	8.70%	719.7	0.83%	1.70%	0.99%	1.54%	208%
(0.51)	11.78	3.65%	703.3	0.84%	1.69%	0.99%	1.54%	196%***
(0.46)	11.88	1.32%	716.6	0.80%	1.54%	0.83%	1.52%	187%

(0.48)	12.74	10.33%	267.1	0.58%	2.18%	0.73%	2.03%	182%
(0.48)	12.02	(0.18)%	195.9	0.55%	2.18%	0.71%	2.02%	175%
(0.34)	12.52	8.97%	141.9	0.56%	1.93%	0.72%	1.77%	208%
(0.55)	11.82	4.05%	69.4	0.53%	1.95%	0.69%	1.80%	196%***
(0.50)	11.91	1.66%	37.5	0.46%	1.87%	0.49%	1.84%	187%

(0.02)	1.00	1.87%	359.4	0.50%	1.85%	0.64%	1.71%	N/A
(0.01)	1.00	1.13%	322.9	0.61%	1.12%	0.69%	1.04%	N/A
–	1.00	0.03%	325.1	0.80%	0.03%	0.80%	0.03%	N/A
–	1.00	0.00%	381.3	0.41%	0.00%	0.85%	(0.43)%	N/A
–	1.00	0.00%	409.5	0.20%	0.00%	0.95%	(0.75)%	N/A

(0.02)	1.00	1.97%	298.1	0.40%	1.94%	0.50%	1.84%	N/A
(0.01)	1.00	1.29%	171.9	0.44%	1.36%	0.53%	1.28%	N/A
–	1.00	0.31%	78.1	0.53%	0.32%	0.53%	0.32%	N/A
–	1.00	0.00%	56.6	0.44%	0.00%	0.53%	(0.09)%	N/A
–	1.00	0.00%	10.4	0.20%	0.00%	0.61%	(0.41)%	N/A

(0.36)	11.47	8.76%	1,253.7	0.75%	2.99%	0.75%	2.99%	31%
(0.38)	10.89	(1.08)%	1,238.9	0.74%	3.42%	0.74%	3.42%	35%
(0.39)	11.39	1.15%	1,382.3	0.74%	3.41%	0.74%	3.41%	18%
(0.39)	11.65	3.79%	1,471.0	0.74%	3.29%	0.74%	3.29%	10%
(0.40)	11.60	2.75%	1,463.5	0.74%	3.42%	0.74%	3.42%	8%

(0.38)	11.47	8.98%	285.4	0.54%	3.14%	0.54%	3.14%	31%
(0.41)	10.89	(0.85)%	232.2	0.51%	3.66%	0.51%	3.66%	35%
(0.41)	11.39	1.39%	213.9	0.50%	3.64%	0.50%	3.64%	18%
(0.42)	11.65	4.04%	193.0	0.49%	3.53%	0.49%	3.53%	10%
(0.43)	11.60	3.01%	108.5	0.48%	3.68%	0.48%	3.68%	8%

***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Moderately Conservative Allocation Fund was 181%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
OPPORTUNITY INCOME PLUS FUND
Class A Shares
Year Ended 10/31/2019	$9.96	$0.39	$0.15	$0.54	$(0.39)	$–
Year Ended 10/31/2018	10.31	0.37	(0.34)	0.03	(0.38)	–
Year Ended 10/31/2017	10.23	0.34	0.08	0.42	(0.34)	–
Year Ended 10/31/2016	10.05	0.36	0.19	0.55	(0.37)	–
Year Ended 10/31/2015	10.38	0.38	(0.33)	0.05	(0.38)	–

Class S Shares
Year Ended 10/31/2019	9.96	0.42	0.15	0.57	(0.42)	–
Year Ended 10/31/2018	10.31	0.40	(0.34)	0.06	(0.41)	–
Year Ended 10/31/2017	10.23	0.36	0.08	0.44	(0.36)	–
Year Ended 10/31/2016	10.05	0.39	0.18	0.57	(0.39)	–
Year Ended 10/31/2015	10.38	0.40	(0.33)	0.07	(0.40)	–
SMALL CAP GROWTH FUND
Class S Shares
Year Ended 10/31/2019	10.57	(0.05)	0.55	0.50	–	(0.20)
Year Ended 10/31/2018 (c)	10.00	(0.06)	0.63	0.57	–	–
SMALL CAP STOCK FUND
Class A Shares
Year Ended 10/31/2019	21.82	0.04	0.78	0.82	–	(3.06)
Year Ended 10/31/2018	22.60	–	0.96	0.96	–	(1.74)
Year Ended 10/31/2017	17.53	(0.02)	5.98	5.96	(0.03)	(0.86)
Year Ended 10/31/2016	18.15	0.04	0.88	0.92	–	(1.54)
Year Ended 10/31/2015	20.12	0.08	0.14	0.22	–	(2.19)

Class S Shares
Year Ended 10/31/2019(d)	26.35	0.10	1.05	1.15	–	(3.06)
Year Ended 10/31/2018(d)	26.87	0.07	1.15	1.22	–	(1.74)
Year Ended 10/31/2017	20.68	(0.01)	7.16	7.15	(0.10)	(0.86)
Year Ended 10/31/2016	21.10	0.01	1.15	1.16	(0.04)	(1.54)
Year Ended 10/31/2015	22.92	0.01	0.36	0.37	–	(2.19)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, February 28, 2018.
(d)	Per share amounts have been calculated using the average shares outstanding method.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Opportunity Income Plus Fund was 147%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.39)	$10.11	5.57%	$246.7	0.89%	3.90%	0.89%	3.90%	186%
(0.38)	9.96	0.31%	244.6	0.89%	3.67%	0.89%	3.67%	190%
(0.34)	10.31	4.16%	264.8	0.90%	3.29%	0.91%	3.28%	186%
(0.37)	10.23	5.60%	258.4	0.89%	3.65%	0.92%	3.62%	156%***
(0.38)	10.05	0.47%	265.3	0.85%	3.70%	0.94%	3.61%	165%

(0.42)	10.11	5.85%	408.8	0.62%	4.16%	0.62%	4.16%	186%
(0.41)	9.96	0.55%	312.6	0.65%	3.94%	0.65%	3.94%	190%
(0.36)	10.31	4.40%	260.2	0.66%	3.53%	0.66%	3.53%	186%
(0.39)	10.23	5.84%	178.2	0.66%	3.88%	0.66%	3.88%	156%***
(0.40)	10.05	0.69%	142.0	0.63%	3.92%	0.63%	3.92%	165%

(0.20)	10.87	5.03%	8.4	1.22%	(0.60)%	3.76%	(3.14)%	48%
–	10.57	5.70%	5.2	1.24%	(0.77)%	3.91%	(3.43)%	32%

(3.06)	19.58	5.53%	415.5	1.14%	0.13%	1.14%	0.13%	57%
(1.74)	21.82	4.48%	421.8	1.13%	(0.02)%	1.13%	(0.02)%	63%
(0.89)	22.60	34.84%	424.0	1.16%	(0.07)%	1.16%	(0.07)%	47%
(1.54)	17.53	5.72%	331.4	1.21%	0.23%	1.21%	0.23%	58%
(2.19)	18.15	1.32%	342.6	1.23%	(0.01)%	1.23%	(0.01)%	70%

(3.06)	24.44	5.87%	259.8	0.83%	0.43%	0.83%	0.43%	57%
(1.74)	26.35	4.75%	243.0	0.85%	0.25%	0.85%	0.25%	63%
(0.96)	26.87	35.34%	171.0	0.80%	0.30%	0.80%	0.30%	47%
(1.58)	20.68	6.12%	115.1	0.80%	0.64%	0.80%	0.64%	58%
(2.19)	21.10	1.86%	100.4	0.75%	0.47%	0.75%	0.47%	70%

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in January 2020.

The Funds designate the following percentages of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending October 31, 2019:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Aggressive Allocation	44%	68%
Balanced Income Plus	18%	34%
Global Stock	64%	100%
International Allocation	0%	100%
Large Cap Growth	43%	44%
Large Cap Value	100%	100%
Low Volatility Equity	52%	97%
Mid Cap Stock	50%	50%
Moderate Allocation	21%	28%
Moderately Aggressive Allocation	28%	44%
Moderately Conservative Allocation	13%	17%
Opportunity Income Plus	1%	1%
Small Cap Growth	15%	15%
Small Cap Stock	65%	67%

The Municipal Bond Fund and High Income Municipal Bond Fund designate 99.83% and 98.96% of the dividends declared from net investment income, respectively, as exempt from federal income tax for the tax period ended October 31, 2019.

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended October 31, 2019, or if subsequently determined to be different, the net capital gain of such year:

Fund	Distributions of Long-Term Capital Gains
Aggressive Allocation	$82,501,527
Balanced Income Plus	19,737,864
Global Stock	128,944,550
International Allocation	26,151,130
Large Cap Growth	82,261,784
Large Cap Value	52,478,596
Low Volatility Equity	108,598
Mid Cap Stock	177,889,009
Moderate Allocation	55,059,367
Moderately Aggressive Allocation	107,109,728
Moderately Conservative Allocation	14,472,476
Small Cap Growth	540
Small Cap Stock	84,889,793

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 800-847-4836, or visit ThriventFunds.com to access it online. In addition, you may review a report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 29 by clicking on the tab for each Fund and navigating to “Related Documents” under Fund Details - Holdings at ThriventFunds.com or SEC.gov where it is filed on Form N-PX.

Quarterly Schedule of Portfolio Holdings

Through April 2019, the Trust filed its Schedule of Investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. Beginning in April 2019, the Trust will no longer file Form N-Q and will begin filing Form N-PORT with the SEC. Part F of each Fund’s N-PORT filing for the first and third fiscal quarters will include the complete schedule of investments, which were previously filed on Form N-Q. Thrivent Money Market Fund is not included as part of Form N-PORT. The Trust’s most recent Schedule of Investments can be found at ThriventFunds.com or SEC.gov. You also may review and copy the Forms N-PORT-EX and N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 800-SEC-0330.

Summary Schedule of Investments

The summary schedule of investments is designed to streamline the report and help investors better focus on a fund’s principal holdings. A complete listing of holdings for a fund in which the summary is included in the shareholder report is available free of charge by calling 800-847-4836. It is also available at ThriventFunds.com or SEC.gov where it is part of form N-CSR.

BOARD OF TRUSTEES AND OFFICERS

The following table provides information about the Trustees and Officers of the Trust. The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee oversees each of 23 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 29 funds that serve as underlying funds for variable contracts issued by Thrivent Financial and separate accounts of insurance companies not affiliated with Thrivent Financial.

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

•	Trustee of Thrivent Core Funds, a registered investment company consisting of four funds that are established solely for investment by Thrivent entities.

David Royal also serves as Trustee of Thrivent Church Loan and Income Fund, a closed-end registered investment company for which the Adviser serves as investment adviser. None of the other Trustees serves on the board of the Thrivent Church Loan and Income Fund.

The Trust, Thrivent Series Fund, Inc., Thrivent Cash Management Trust, Thrivent Core Funds, and Thrivent Church Loan and Income Fund are collectively referred to as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 800-847-4836.

Interested Trustees (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
David S. Royal (1971) 2015

Senior Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel, Thrivent Financial from 2006 to 2015. Currently, Director of Children’s Cancer Research Fund and Board member of Twin Bridge Capital Partners; Director of Fairview Hospital Foundation until 2017.

Russell W. Swansen (1957) 2009	Retired; Senior Vice President and Chief Investment Officer, Thrivent Financial from 2003 to 2017. Board member of Twin Bridge Capital Partners, a registered investment advisory firm, since 2005.

Independent Trustees (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Janice B. Case (1952) 2011	Retired. Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERD”) for North America) since 2008.
Robert J. Chersi (1961) 2017

Founder of Chersi Services LLC (consulting firm) since 2014; Executive Director of Center for Global Governance, Reporting & Regulation and Adjunct Professor of Finance and Economics at Pace University since 2013; Helpful Executive in Reach in the Department of Accounting & Information Systems at Rutgers University since 2013. Director and member of the Audit and Risk Oversight Committees of E*TRADE Financial Corporation and Director of E*TRADE Bank since 2019; Lead Independent Director since 2019 and Director and Audit Committee Chair at Brightsphere Investment Group plc since 2016.

Marc S. Joseph (1960) 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.
Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. private real estate and private equity portfolios of IBM Retirement Funds.
James A. Nussle (1960) 2011

President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Director of Portfolio Recovery Associates (PRAA) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009. Advisory Board member of AVISTA Capital Partners (private equity firm) from 2010 to 2015.

BOARD OF TRUSTEES AND OFFICERS

Independent Trustees (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Verne O. Sedlacek (1954) 2017

Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; President & Chief Executive Officer of the Commonfund from 2003 to 2015. Trustee of Valparaiso University since 2015; Trustee of Museum of American Finance since 2015; Chairman of the Board of Directors of AGB Institutional Strategies from 2016 to 2019; Director of Association of Governing Boards of Universities and Colleges from 2007 to 2019.

Constance L. Souders (1950) 2007	Retired.

BOARD OF TRUSTEES AND OFFICERS

Executive Officers (2)(4)

Name (Year of Birth) Position Held With Trust	Principal Occupation(s) During the Past Five Years
David S. Royal (1971) Trustee, President and Chief Investment Officer

Senior Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel, Thrivent Financial from 2006 to 2015.

Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President and Mutual Funds Chief Financial Officer, Thrivent Financial since 2017; Vice President, Mutual Fund Accounting, Thrivent Financial from 2006 to 2017.
Michael W. Kremenak (1978) Secretary and Chief Legal Officer	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015.
Edward S. Dryden (1965) Chief Compliance Officer	Vice President, Chief Compliance Officer - Thrivent Funds, Thrivent Financial since 2018; Director, Chief Compliance Officer - Thrivent Funds, Thrivent Financial from 2010 to 2018.
Monica L. Kleve (1969) Vice President	Vice President, Investment Operations, Thrivent Financial since 2019; Director, Investments Systems and Solutions, Thrivent Financial since 2002.
Kathleen M. Koelling (1977) Privacy Officer (6)

Vice President, Deputy General Counsel, Thrivent Financial since 2018; Vice President, Managing Counsel, Thrivent Financial from 2016 to 2018; Privacy Officer, Thrivent Financial since 2011; Anti-Money Laundering Officer, Thrivent Financial from 2011 to 2019; Senior Counsel, Thrivent Financial from 2002 to 2016.

Sharon K. Minta (1973) Anti-Money Laundering Officer (6)

Director, Compliance, Anti-Money Laundering Officer and Manager of Identity Theft and Customer Fraud/Special Investigations Unit, Thrivent Financial since 2019; Compliance Manager, Anti-Money Laundering, Customer Fraud/Special Investigations Unit and Identity Theft programs, Thrivent Financial from 2014 to 2019.

Kathryn A. Stelter (1962) Vice President

Vice President, Mutual Funds Chief Operations Officer, Thrivent Financial since 2017; Director, Mutual Fund Operations, Thrivent Financial from 2014 to 2017; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014.

Troy A. Beaver (1967) Vice President	Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since 2015; Vice President, Marketing, American Century Investments from 2006 to 2015.
Jill M. Forte (1974) Assistant Secretary	Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from 2015 to 2017; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015.
John D. Jackson (1977) Assistant Secretary	Senior Counsel, Thrivent Financial since 2017; Associate General Counsel, RBC Global Asset Management (US) Inc. from 2011 to 2017.
Sarah L. Bergstrom (1977) Assistant Treasurer	Head of Mutual Fund Accounting, Thrivent Financial since 2017; Director, Fund Accounting Administration, Thrivent Financial from 2007 to 2017.

(1)

“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal is considered an interested person because of his principal occupation with Thrivent Financial. Mr. Swansen is considered an interested person because of his past occupation with Thrivent Financial.

(2)

Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the Board until their successors are duly appointed and qualified.

(3)	Each Trustee, other than Mr. Royal, oversees 57 portfolios. Mr. Royal oversees 58 portfolios.
(4)	The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415.
(5)	The Trustees, other than Mr. Royal and Mr. Swansen, are not “interested persons” of the Trust and are referred to as “Independent Trustees.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913.

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    4321 North Ballard Road, Appleton, WI 54919-0001

    We’re listening to you!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money.

•	If you purchased shares of Thrivent Mutual Funds through Thrivent Financial:

If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI 54919-0001, or call us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request. If you wish to receive an additional copy of this shareholder report, or a prospectus for Thrivent Mutual Funds, call us at 800-847-4836. These documents are also available by visiting ThriventFunds.com.

•	If you purchased shares of Thrivent Mutual Funds from a firm other than Thrivent Financial:

If you wish to revoke householding in the future, or to receive an additional copy of this shareholder report or a prospectus for Thrivent Mutual Funds, please contact your financial professional. These documents are also available by visiting ThriventFunds.com.

The principal underwriter for Thrivent Mutual Funds is Thrivent Distributors, LLC, a registered broker/dealer and member of FINRA and SIPC and a subsidiary of Thrivent Financial, the marketing name for Thrivent Financial for Lutherans.

23459AR R12-19

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Robert J. Chersi, an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for the fiscal year ended October 31, 2018 and the fiscal year ended October 31, 2019, for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $486,374 and $514,662, respectively.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2018 and the fiscal year ended October 31, 2019, for assurance and other services that are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a), were $3,515 and $29,000, respectively. The 2018 payments were for the review of SEC comment letter. The 2019 payments were for the Thrivent Municipal Bond Fund amortization review. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2018 and the fiscal year ended October 31, 2019, for assurance and other services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for the fiscal year ended October 31, 2018 and for the fiscal year ended October 31, 2019, for tax compliance, tax advice and tax planning services, were $53,293 and $146,249, respectively. These fees include payments for tax return compliance services, excise distribution review services, and other tax related matters. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2018 and the fiscal year ended October 31, 2019, for services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for the last two fiscal years for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for each respective period. The aggregate fees PwC billed to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser for the fiscal year ended October 31, 2018 and the fiscal year ended October 31, 2019, for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $23,550 and $14,220, respectively. The 2018 and 2019 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards and for fees related to the merger of certain series of Thrivent Mutual Funds and/or certain series of Thrivent Series Fund, Inc. These figures are also reported in response to Item 4(g) below.

(e)

Registrant’s audit committee charter provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)

Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2019 were for work performed by persons other than full-time permanent employees of PwC.

(g)

The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2018 and the fiscal year ended October 31, 2019 were $23,550 and $14,220 for each respective period. These figures are also reported in response to Item 4(d) above.

(h)

Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

(a)

Registrant’s Schedule of Investments/Summary Schedule of Investments is included in the report to shareholders filed under Item 1. Where the registrant included a Summary Schedule of Investments in the report to shareholders filed under Item 1, the registrant has filed a Schedule of Investments under this item.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Thrivent Mutual Funds and Shareholders of each of the twelve funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of each of the funds listed in the table below (twelve of the funds constituting Thrivent Mutual Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019, and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Thrivent Aggressive Allocation Fund	Thrivent Limited Maturity Bond Fund

Thrivent Balanced Income Plus Fund	Thrivent Moderate Allocation Fund

Thrivent Global Stock Fund	Thrivent Moderately Aggressive Allocation Fund

Thrivent High Yield Fund	Thrivent Moderately Conservative Allocation Fund

Thrivent Income Fund	Thrivent Municipal Bond Fund

Thrivent International Allocation Fund	Thrivent Opportunity Income Plus Fund

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402
T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

December 19, 2019

We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment company complex since 1987.

2

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Registered Investment Companies (42.9%)	Value
Unaffiliated (1.3%)
10,743	Consumer Discretionary Select Sector SPDR Fund	$1,298,292
12,829	iShares Russell 2000 Value Index Fund	1,570,141
19,433	Materials Select Sector SPDR Fund	1,130,806
2,021	ProShares Ultra S&P 500[a]	269,985
27,640	SPDR S&P 500 ETF Trust	8,384,041
16,506	SPDR S&P Biotech ETF[a]	1,347,385
46,535	SPDR S&P Metals & Mining ETF[a]	1,224,336
30,682	VanEck Vectors Oil Services ETF	341,491
22,206	Vanguard Real Estate ETF	2,094,026

	Total	17,660,503

Affiliated (41.6%)
5,805,748	Thrivent Core International Equity Fund	56,199,637
4,827,393	Thrivent Core Low Volatility Equity Fund	58,411,456
1,438,675	Thrivent Global Stock Fund, Class S	38,067,350
1,411,302	Thrivent High Yield Fund, Class S	6,675,456
476,210	Thrivent Income Fund, Class S	4,547,807
12,460,414	Thrivent International Allocation Fund, Class S	127,470,037
7,873,588	Thrivent Large Cap Growth Fund, Class S	100,939,400
3,149,903	Thrivent Large Cap Value Fund, Class S	71,502,805
574,409	Thrivent Limited Maturity Bond Fund, Class S	7,191,600
2,888,305	Thrivent Mid Cap Stock Fund, Class S	78,273,067
1,371,927	Thrivent Small Cap Stock Fund, Class S	33,529,899

	Total	582,808,514

	Total Registered Investment Companies (cost $464,919,666)	600,469,017

Shares	Common Stock (40.6%)	Value
Communications Services (1.1%)
1,639	Activision Blizzard, Inc.	91,833
1,315	Alphabet, Inc., Class Ab	1,655,322
1,750	Alphabet, Inc., Class Cb	2,205,193
14,052	Auto Trader Group plc[c]	102,387
11,610	CBS Corporation	418,424
58,016	Comcast Corporation	2,600,277
19,914	DISH Network Corporation[b]	684,643
3,679	Facebook, Inc.[b]	705,080
701	Hemisphere Media Group, Inc.[b]	9,050
7,000	HKT Trust and HKT, Ltd.	10,890
253	Ipsos SA	7,624
6,643	Mediaset Espana Comunicacion SA	40,648
6,836	News Corporation	96,524
57,933	ORBCOMM, Inc.[b]	232,311
612	Rightmove plc	4,751
1,232	Scholastic Corporation	47,432
3,229	Seven West Media, Ltd.[b]	887
12,411	Take-Two Interactive Software, Inc.[b]	1,493,664
2,437	Telenor ASA	45,610
2,500	TV Asahi Holdings Corporation	39,047
19,778	Twitter, Inc.[b]	592,747
63,285	Verizon Communications, Inc.	3,826,844
568	Wolters Kluwer NV	41,835
14,566	Zillow Group, Inc.[b]	471,793

	Total	15,424,816

Consumer Discretionary (4.1%)
571	Alibaba Group Holding, Ltd. ADR[b]	100,879
1,250	Amazon.com, Inc.[b]	2,220,825
300	AOKI Holdings, Inc.	3,052
500	Aoyama Trading Company, Ltd.	8,797
11,961	Aptiv plc	1,071,108
400	Autobacs Seven Company, Ltd.	6,603
340	AutoZone, Inc.[b]	389,089
2,634	Barratt Developments plc	21,540
800	Benesse Holdings, Inc.	21,416
1,441	Berkeley Group Holdings plc	82,136
457	Booking Holdings, Inc.[b]	936,288
20,685	BorgWarner, Inc.	862,151
20,559	Bright Horizons Family Solutions, Inc.[b]	3,053,423
12,529	Burlington Stores, Inc.[b]	2,407,698
23,829	Canada Goose Holdings, Inc.[a,b]	996,767
1,823	Century Casinos, Inc.[b]	13,472
25,300	Children’s Place, Inc.[a]	2,072,323
1,951	Chipotle Mexican Grill, Inc.[b]	1,518,190
400	Chiyoda Company, Ltd.	5,928
405	Cie Generale des Etablissements Michelin	49,312
7,100	Citizen Watch Company, Ltd.	37,748
258	Compass Group plc	6,869
2,207	Cooper-Standard Holdings, Inc.[b]	70,315
854	Countryside Properties plc[c]	3,909
37,176	Crocs, Inc.[b]	1,300,788
3,020	CSS Industries, Inc.	13,590
3,721	Culp, Inc.	57,564
12,075	D.R. Horton, Inc.	632,368
16,905	Delphi Technologies plc	206,410
2,300	Denso Corporation	106,789
61,423	Designer Brands, Inc.	1,013,479
4,029	Domino’s Pizza, Inc.	1,094,357
36,116	Duluth Holdings, Inc.[a,b]	333,712
7,571	Emerald Expositions Events, Inc.	73,590
3,741	Ethan Allen Interiors, Inc.	73,735
15,187	Etsy, Inc.[b]	675,670
200	Exedy Corporation	4,711
21,693	Five Below, Inc.[b]	2,714,011
147	Genuine Parts Company	15,079
29,882	G-III Apparel Group, Ltd.[b]	750,337
20,230	Grand Canyon Education, Inc.[b]	1,860,351
19,883	Harley-Davidson, Inc.	773,647
8,167	Home Depot, Inc.	1,915,815
2,297	Hooker Furniture Corporation	54,370
381	Johnson Outdoors, Inc.	22,308
19,897	Knoll, Inc.	532,046
3,146	Lear Corporation	370,504
24,329	Lowe’s Companies, Inc.	2,715,360
4,284	Lululemon Athletica, Inc.[b]	875,093
4,627	Marcus Corporation	167,035
1,189	McDonald’s Corporation	233,876
10,759	Michaels Companies, Inc.[b]	93,926
4,380	Modine Manufacturing Company[b]	50,063
3,155	Mohawk Industries, Inc.[b]	452,364
7,259	Moneysupermarket.com Group plc	32,300
37,176	Movado Group, Inc.	968,435
407	Netflix, Inc.[b]	116,976
2,500	NHK Spring Company, Ltd.	20,423
2,154	NIKE, Inc.	192,891
19,400	Nissan Motor Company, Ltd.	122,425

The accompanying Notes to Financial Statements are an integral part of this schedule.

1

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (40.6%)	Value
Consumer Discretionary (4.1%) - continued
28,533	Norwegian Cruise Line Holdings, Ltd.[b]	$1,448,335
48	NVR, Inc.[b]	174,556
24,642	Ollie’s Bargain Outlet Holdings, Inc.[b]	1,574,131
300	Onward Holdings Company, Ltd.	1,734
1,688	O’Reilly Automotive, Inc.[b]	735,141
14,362	Oxford Industries, Inc.	988,967
8,681	Park Hotels & Resorts, Inc.	201,833
1,400	Park24 Company, Ltd.	33,063
36,976	Planet Fitness, Inc.[b]	2,353,892
84,477	Playa Hotels and Resorts NVb	704,538
200	PLENUS Company, Ltd.[a]	3,473
121,365	Red Rock Resorts, Inc.	2,643,330
3,701	Redrow plc	28,852
5,372	RHa,b	976,092
400	Rinnai Corporation	29,401
3,865	Ruth’s Hospitality Group, Inc.	79,542
700	Sangetsu Company, Ltd.	13,235
900	Sekisui House, Ltd.	19,408
200	SHIMAMURA Company, Ltd.	16,941
7,800	Sony Corporation ADR	474,474
6,183	Standard Motor Products, Inc.	323,742
969	Starbucks Corporation	81,939
524	Strategic Education, Inc.	64,468
200	Sumitomo Forestry Company, Ltd.	2,903
6,500	Sumitomo Rubber Industries, Ltd.	86,149
1,246	Super Retail Group, Ltd.	8,186
100	Takara Standard Company, Ltd.	1,754
14,055	Taylor Wimpey plc	30,144
15,848	Texas Roadhouse, Inc.	895,412
4,954	TJX Companies, Inc.	285,598
39,789	Toll Brothers, Inc.	1,582,408
3,100	Toyoda Gosei Company, Ltd.	72,524
5,272	Tupperware Brands Corporation	50,769
5,327	Ulta Beauty, Inc.[b]	1,241,990
200	United Arrows, Ltd.	6,114
7,443	Vail Resorts, Inc.	1,729,530
29	WH Smith plc	822
11,310	Wingstop, Inc.	943,593
24,799	Zumiez, Inc.[b]	791,336

	Total	57,296,555

Consumer Staples (1.7%)
400	Arcs Company, Ltd.	8,027
7,607	Calavo Growers, Inc.	659,755
568	Carlsberg AS	79,988
21,376	Casey’s General Stores, Inc.	3,651,235
2,638	Central Garden & Pet Company[b]	79,193
103	Clorox Company	15,212
17,829	Coca-Cola Company	970,432
18,657	Colgate-Palmolive Company	1,279,870
1,162	Costco Wholesale Corporation	345,242
132,049	Cott Corporation	1,696,830
605	ForFarmers BV	3,671
142	Glanbia plc	1,582
459	Grocery Outlet Holding Corporation[b]	14,642
89,715	Hain Celestial Group, Inc.[b]	2,120,863
9,900	Japan Tobacco, Inc.	223,767
13,919	John B. Sanfilippo & Son, Inc.	1,477,084
4,975	Kimberly-Clark Corporation	661,078
1	Lindt & Spruengli AG	7,430
78	L’Oreal SA	22,781
100	Ministop Company, Ltd.	1,345
13,691	Monster Beverage Corporation[b]	768,476
1,619	Nestle SA	173,203
11,001	PepsiCo, Inc.	1,509,007
5,987	Philip Morris International, Inc.	487,581
11,965	Procter & Gamble Company	1,489,762
1,094	Seneca Foods Corporation[b]	38,706
1,100	Sugi Holdings Company, Ltd.	61,058
2,600	Sundrug Company, Ltd.	86,036
163,844	SunOpta, Inc.[b]	312,942
252	Sysco Corporation	20,127
11,618	TreeHouse Foods, Inc.[b]	627,604
100	TSURUHA Holdings, Inc.	11,249
79,022	Turning Point Brands, Inc.	1,649,189
1,935	Unilever NV	114,371
3,087	Unilever plc	184,847
23,475	Wal-Mart Stores, Inc.	2,752,679

	Total	23,606,864

Energy (1.3%)
7,298	Abraxas Petroleum Corporation[b]	2,117
56,000	Archrock, Inc.	539,840
30,264	BP plc ADR	1,147,308
24,183	Chevron Corporation	2,808,614
2,389	Cimarex Energy Company	100,864
5,217	Concho Resources, Inc.	352,252
4,603	Core Laboratories NV	202,716
11,978	Diamondback Energy, Inc.	1,027,233
19,600	Enterprise Products Partners, LP	510,188
7,364	EOG Resources, Inc.	510,399
29,084	EQT Corporation	312,362
3,500	Era Group, Inc.[b]	33,845
204,465	Euronav NV	2,275,696
628	Evolution Petroleum Corporation	3,529
6,911	Exterran Corporation[b]	87,562
625	Exxon Mobil Corporation	42,231
8,648	Frank’s International NVb	42,375
95	Gaztransport Et Technigaz SA	8,668
23,878	Gran Tierra Energy, Inc.[b]	25,788
26,267	Halliburton Company	505,640
4,207	Helmerich & Payne, Inc.	157,763
9,038	Liberty Oilfield Services, Inc.[a]	83,240
80,280	Marathon Oil Corporation	925,628
22,352	Marathon Petroleum Corporation	1,429,410
292	Matrix Service Company[b]	5,478
45,122	Nabors Industries, Ltd.	83,476
90,325	Nine Energy Service, Inc.[b]	510,336
33,081	Oceaneering International, Inc.[b]	468,427
4,283	Oil States International, Inc.[b]	61,119
54,247	Patterson-UTI Energy, Inc.	451,335
9,373	Pioneer Natural Resources Company	1,153,067
3,834	Royal Dutch Shell plc, Class A	111,141
5,949	Royal Dutch Shell plc, Class B	171,330
3,731	Schlumberger, Ltd.	121,966
318	SEACOR Holdings, Inc.[b]	13,645
1,189	Select Energy Services, Inc.[b]	9,036
53,604	Talos Energy, Inc.[b]	1,154,094
21,801	TechnipFMC plc	430,134
5,331	Unit Corporation[b]	10,875
44,588	WPX Energy, Inc.[b]	444,988

	Total	18,335,715

Financials (7.3%)
124	1st Source Corporation	6,346
737	AB Industrivarden	15,968
20,925	Aflac, Inc.	1,112,373
6,008	AG Mortgage Investment Trust, Inc.	93,965
1,429	Alleghany Corporation[b]	1,112,176
755	Allianz SE	184,388

The accompanying Notes to Financial Statements are an integral part of this schedule.

2

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (40.6%)	Value
Financials (7.3%) - continued
31,036	Ally Financial, Inc.	$950,633
28,474	American Financial Group, Inc.	2,962,435
12,547	American International Group, Inc.	664,489
5,975	Ameriprise Financial, Inc.	901,568
18,618	Ameris Bancorp	797,781
9,570	Argo Group International Holdings, Ltd.	592,096
11,720	Arthur J. Gallagher & Company	1,069,098
1,189	Artisan Partners Asset Management, Inc.	32,519
12	Ashford, Inc.[b]	280
75,254	Assured Guaranty, Ltd.	3,530,918
469	Baloise Holding AG	86,743
8,069	Bank Leumi Le-Israel BM	58,777
122,630	Bank of America Corporation	3,834,640
1,490	Bank of Marin Bancorp	65,366
1,947	Bank of Montreal	144,129
16,581	Bank of N.T. Butterfield & Son, Ltd.	546,344
3,332	BankFinancial Corporation	42,916
2,711	Banner Corporation	146,340
7,980	Berkshire Hathaway, Inc.[b]	1,696,388
1,554	BlackRock, Inc.	717,482
10,121	BOK Financial Corporation	780,835
21,941	Boston Private Financial Holdings, Inc.	246,836
34,400	Bridgewater Bancshares, Inc.[b]	433,096
67,990	BrightSphere Investment Group	667,662
3,857	Brown & Brown, Inc.	145,332
2,328	Byline Bancorp, Inc.[b]	40,368
17,600	Capital One Financial Corporation	1,641,200
9,712	Cboe Global Markets, Inc.	1,118,337
195	Central Pacific Financial Corporation	5,639
1,859	Charles Schwab Corporation	75,680
6,465	Chubb, Ltd.	985,395
8,438	CI Financial Corporation	122,813
4,481	Cincinnati Financial Corporation	507,294
45,890	Citigroup, Inc.	3,297,655
12,094	Citizens Financial Group, Inc.	425,225
3,124	CNP Assurances	62,009
21,242	Cohen & Steers, Inc.	1,390,076
5,001	Colony Capital, Inc.	28,006
20,368	Comerica, Inc.	1,332,475
9,895	Community Trust Bancorp, Inc.	433,500
4,446	Cullen/Frost Bankers, Inc.	400,496
7,300	DBS Group Holdings, Ltd.	139,144
135	Deutsche Boerse AG	20,906
2,810	Deutsche Pfandbriefbank AGc	38,402
45	Diamond Hill Investment Group, Inc.	6,339
4,913	Direct Line Insurance Group plc	17,322
12,435	Discover Financial Services	998,033
4,436	DnB ASA	80,768
9,754	Dynex Capital, Inc.	157,625
40,389	E*TRADE Financial Corporation	1,687,856
7,199	East West Bancorp, Inc.	308,981
3,120	Ellington Residential Mortgage REIT	33,914
5,384	Enstar Group, Ltd.[b]	1,081,646
2,083	Enterprise Financial Services Corporation	91,235
17,301	Essent Group, Ltd.	901,209
1,473	Euronext NVc	118,830
27,914	Everi Holdings, Inc.[b]	280,815
1,477	FBL Financial Group, Inc.	84,750
403	Federal Agricultural Mortgage Corporation	34,130
65,937	Fifth Third Bancorp	1,917,448
4,367	Financial Institutions, Inc.	137,255
9,078	First American Financial Corporation	560,839
168	First Bancorp	6,342
9,594	First Busey Corporation	252,994
3,249	First Citizens BancShares, Inc.	1,598,248
16,330	First Defiance Financial Corporation	504,924
3,734	First Financial Corporation	163,811
7,742	First Hawaiian, Inc.	211,589
29,556	First Interstate BancSystem, Inc.	1,240,170
360	First Mid-Illinois Bancshares, Inc.	12,564
10,013	First Midwest Bancorp, Inc.	205,667
445	First of Long Island Corporation	10,431
12,212	First Republic Bank	1,298,868
12,273	FlexiGroup, Ltd.	16,489
2,038	Goldman Sachs Group, Inc.	434,868
9,041	Great Southern Bancorp, Inc.	546,257
27,420	Hamilton Lane, Inc.	1,634,780
998	Hancock Whitney Corporation	38,922
3,861	Hanover Insurance Group, Inc.	508,532
44,623	Hartford Financial Services Group, Inc.	2,547,081
23,269	Heartland Financial USA, Inc.	1,088,524
108,166	Heritage Commerce Corporation	1,300,155
6,349	Hometrust Bancshares, Inc.	169,518
21,994	Horace Mann Educators Corporation	958,059
6,995	Horizon Bancorp, Inc.	127,694
11,646	Houlihan Lokey, Inc.	550,390
24,284	HSBC Holdings plc	183,469
210	IA Financial Corporation, Inc.	10,113
32,219	IBERIABANK Corporation	2,364,552
8,539	Independent Bank Corporation	192,213
17,416	Interactive Brokers Group, Inc.	828,479
17,320	Intercontinental Exchange, Inc.	1,633,622
1,810	International Bancshares Corporation	74,138
18,880	Israel Discount Bank, Ltd.	86,278
13,709	J.P. Morgan Chase & Company	1,712,528
9,531	Kemper Corporation	685,088
59,276	KeyCorp	1,065,190
567	KKR Real Estate Finance Trust, Inc.	11,368
154	L E Lundbergforetagen AB	5,804
3,599	Lakeland Bancorp, Inc.	59,563
1,394	Laurentian Bank of Canada	47,945
12,760	Loews Corporation	625,240
5,305	M&T Bank Corporation	830,392
6,660	Manulife Financial Corporation	124,038
914	Markel Corporation[b]	1,070,294
6,551	Medibank Private, Ltd.	15,269
2,099	Mercantile Bank Corporation	73,906
13,668	Meridian Bancorp, Inc.	267,346
18,401	MetLife, Inc.	860,983
10,164	MidWestOne Financial Group, Inc.	331,296
749	Moody’s Corporation	165,297
15,339	Morgan Stanley	706,361
4,418	MSCI, Inc.	1,036,286
1,213	National Bank of Canada	62,644
91	National Western Life Group, Inc.	24,807
2,275	Newmark Group, Inc.	24,160
12,464	Northern Trust Corporation	1,242,412
3,442	Old Second Bancorp, Inc.	41,545
9,097	PacWest Bancorp	336,498
370	Paragon Banking Group plc	2,412
367	Pargesa Holding SA	29,011
49,497	PCSB Financial Corporation	1,002,809
408	Peapack-Gladstone Financial Corporation	11,914
1,448	Peoples Bancorp, Inc.	47,364

The accompanying Notes to Financial Statements are an integral part of this schedule.

3

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (40.6%)	Value
Financials (7.3%) - continued
6,956	Popular, Inc.	$378,824
8,851	Primerica, Inc.	1,116,819
61,175	Prosight Global, Inc.[b]	970,235
6,015	Prudential Financial, Inc.	548,207
7,102	QCR Holdings, Inc.	288,199
28,490	Radian Group, Inc.	715,099
28,981	Raymond James Financial, Inc.	2,419,624
5,406	Reinsurance Group of America, Inc.	878,313
689	Royal Bank of Canada	55,576
358	S&P Global, Inc.	92,360
167	S&T Bancorp, Inc.	6,288
4,015	Sandy Spring Bancorp, Inc.	138,518
24,825	Santander Consumer USA Holdings, Inc.	622,611
68,065	Seacoast Banking Corporation of Florida[b]	1,905,820
8,419	SEI Investments Company	504,466
500	Senshu Ikeda Holdings, Inc.	897
1,944	Skandinaviska Enskilda Banken AB	18,646
180,926	SLM Corporation	1,527,015
24,026	State Auto Financial Corporation	795,020
5,730	State Street Corporation	378,581
2,556	Sun Life Financial, Inc.	114,672
7,607	SVB Financial Group[b]	1,684,798
41	Swiss Life Holding AG	20,534
61,618	Synovus Financial Corporation	2,087,002
4,286	T. Rowe Price Group, Inc.	496,319
1,379	Territorial Bancorp, Inc.	40,763
245	Texas Capital Bancshares, Inc.[b]	13,245
789	Topdanmark AS	35,335
3,323	Toronto-Dominion Bank	189,752
2,655	TPG RE Finance Trust, Inc.	53,711
3,422	TriCo Bancshares	128,770
17,828	TrustCo Bank Corporation	154,034
31,695	U.S. Bancorp	1,807,249
483	Univest Financial Corporation	12,437
84	Virtus Investment Partners, Inc.	9,112
1,569	Walker & Dunlop, Inc.	98,831
2,264	Washington Trust Bancorp, Inc.	115,668
10,459	Webster Financial Corporation	461,242
659	WesBanco, Inc.	24,772
4,499	Western Alliance Bancorp	221,936
155	Westwood Holdings Group, Inc.	4,686
966	Willis Towers Watson plc	180,545
18,290	Wintrust Financial Corporation	1,167,268
55,454	Zions Bancorporations NA	2,687,855
83	Zurich Insurance Group AG	32,511

	Total	102,727,210

Health Care (5.7%)
1,416	Abbott Laboratories	118,392
14,714	Aerie Pharmaceuticals, Inc.[a,b]	326,504
22,512	Agilent Technologies, Inc.	1,705,284
21,177	Agios Pharmaceuticals, Inc.[a,b]	637,004
8,280	Alexion Pharmaceuticals, Inc.[b]	872,712
1,709	Alkermes plc[b]	33,377
5,401	AmerisourceBergen Corporation	461,137
6,701	Amgen, Inc.	1,428,988
5,299	Arena Pharmaceuticals, Inc.[b]	258,141
95	Atrion Corporation	80,126
30,704	Axonics Modulation Technologies, Inc.[a,b]	759,003
22,851	Bausch Health Companies, Inc.[b]	567,619
2,350	Becton, Dickinson and Company	601,600
1,654	Biogen, Inc.[b]	494,066
9,362	BioMarin Pharmaceutical, Inc.[b]	685,392
2,694	Bio-Rad Laboratories, Inc.[b]	893,384
11,720	Bio-Techne Corporation	2,439,752
3,273	Bruker Corporation	145,648
52,349	Catalent, Inc.[b]	2,546,779
2,876	Charles River Laboratories International, Inc.[b]	373,822
740	Chemed Corporation	291,493
3,549	Cigna Holding Company	633,355
10,904	CryoLife, Inc.[b]	244,795
28,121	CVS Health Corporation	1,866,953
8,303	Danaher Corporation	1,144,319
6,060	Dexcom, Inc.[b]	934,694
6,736	Edwards Lifesciences Corporation[b]	1,605,728
22,136	GenMark Diagnostics, Inc.[b]	124,183
38,847	Gilead Sciences, Inc.	2,474,942
9,570	GlaxoSmithKline plc	219,201
17,300	Guardant Health, Inc.[b]	1,202,350
71,429	Halozyme Therapeutics, Inc.[b]	1,094,292
1,625	HealthStream, Inc.[b]	45,598
4,997	Hill-Rom Holdings, Inc.	523,136
1,090	Humana, Inc.	320,678
198	IDEXX Laboratories, Inc.[b]	56,432
277	Illumina, Inc.[b]	81,859
11,155	Immunomedics, Inc.[b]	178,480
21,578	Inspire Medical Systems, Inc.[b]	1,315,826
4,281	Insulet Corporation[b]	622,115
243	Intuitive Surgical, Inc.[b]	134,367
9,901	Jazz Pharmaceuticals, Inc.[b]	1,243,863
30,884	Johnson & Johnson	4,077,923
200	KYORIN Holdings, Inc.	3,503
1,328	Laboratory Corporation of America Holdings[b]	218,815
24,759	LHC Group, Inc.[b]	2,747,506
8,838	Ligand Pharmaceuticals, Inc.[b]	961,663
65	LNA Sante	3,431
148	Magellan Health Services, Inc.[b]	9,605
47	Masimo Corporation[b]	6,852
3,082	McKesson Corporation	409,906
33,286	Medtronic plc	3,624,845
37,689	Merck & Company, Inc.	3,266,129
1,219	Mesa Laboratories, Inc.	277,627
1,400	Mitsubishi Tanabe Pharma Corporation	16,756
35,551	Natera, Inc.[b]	1,369,425
3,125	National Healthcare Corporation	256,813
13,049	Neurocrine Biosciences, Inc.[b]	1,298,245
4,139	Nevro Corporation[b]	356,782
5,679	NextGen Healthcare, Inc.[b]	96,004
2,664	Novartis AG	232,768
3,747	Novo Nordisk AS	206,043
4,221	Novocure, Ltd.[b]	302,392
96,097	Optinose, Inc.[a,b]	751,479
923	Orthifix Medical, Inc.[b]	38,794
6,014	PerkinElmer, Inc.	516,963
32,930	Pfizer, Inc.	1,263,524
144	Phibro Animal Health Corporation	3,450
5,096	PRA Health Sciences, Inc.[b]	497,930
198	Providence Service Corporation[b]	12,646
1,559	Recordati SPA	65,516
8,572	Repligen Corporation[b]	681,388
6,748	ResMed, Inc.	998,164
823	Roche Holding AG	247,687
5,307	Sage Therapeutics, Inc.[b]	719,895
3,168	Sarepta Therapeutics, Inc.[b]	263,134
1,640	Stryker Corporation	354,683
33,433	Syneos Health, Inc.[b]	1,676,665

The accompanying Notes to Financial Statements are an integral part of this schedule.

4

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (40.6%)	Value
Health Care (5.7%) - continued
22,999	Tactile Systems Technology, Inc.[b]	$1,044,615
7,887	Teleflex, Inc.	2,740,023
4,953	Thermo Fisher Scientific, Inc.	1,495,707
412	U.S. Physical Therapy, Inc.	58,286
11,933	UnitedHealth Group, Inc.	3,015,469
5,329	Universal Health Services, Inc.	732,524
4,140	Varian Medical Systems, Inc.[b]	500,153
22,048	Veeva Systems, Inc.[b]	3,127,068
3,360	Vertex Pharmaceuticals, Inc.[b]	656,813
1,525	Waters Corporation[b]	322,721
1,129	West Pharmaceutical Services, Inc.	162,395
178,243	Wright Medical Group NVb	3,707,454
118	Zimmer Biomet Holdings, Inc.	16,311
16,769	Zoetis, Inc.	2,145,090

	Total	79,346,969

Industrials (6.4%)
13,710	A.O. Smith Corporation	681,112
597	Aalberts NV	24,058
4,619	Acco Brands Corporation	42,264
666	ACS Actividades de Construccion y Servicios, SA	27,025
2,054	Aegion Corporation[b]	44,510
22,823	Aerojet Rocketdyne Holdings, Inc.[b]	986,638
35,034	AGCO Corporation	2,686,757
58,109	Altra Industrial Motion Corporation	1,789,757
21,579	AMETEK, Inc.	1,977,715
35,921	Arcosa, Inc.	1,379,726
41,866	ASGN, Inc.[b]	2,662,259
444	Assa Abloy AB	10,544
3,989	Atlas Copco AB, Class A	140,798
2,144	Atlas Copco AB, Class B	66,525
19,716	AZZ, Inc.	764,784
2,131	Boeing Company	724,348
18,919	BWX Technologies, Inc.	1,099,194
1,368	Cactus, Inc.[b]	40,657
1,200	Carlisle Companies, Inc.	182,724
27,228	Casella Waste Systems, Inc.[b]	1,186,869
29,743	CBIZ, Inc.[b]	814,066
433	CIA De Distribucion Integral	9,079
1,208	Cintas Corporation	324,553
1,247	Columbus McKinnon Corporation	46,787
10,348	Costamare, Inc.	81,335
2,365	CRA International, Inc.	116,476
15,335	Crane Company	1,173,434
7,606	CSW Industrials, Inc.	526,487
8,901	CSX Corporation	625,473
24,289	Curtiss-Wright Corporation	3,285,087
25,155	Delta Air Lines, Inc.	1,385,537
3,700	Douglas Dynamics, Inc.	173,271
21,838	EMCOR Group, Inc.	1,915,411
11,202	Emerson Electric Company	785,820
27,627	Encore Wire Corporation	1,552,637
780	ESCO Technologies, Inc.	65,902
9,715	Expeditors International of Washington, Inc.	708,612
10,102	Forrester Research, Inc.	348,317
34	Fraport AG Frankfurt Airport Services Worldwide	2,842
5	Geberit AG	2,540
10,532	General Dynamics Corporation	1,862,058
4,715	Gorman-Rupp Company	174,172
300	GS Yuasa Corporation	5,469
5,692	GWA Group, Ltd.	11,417
100	Hanwa Company, Ltd.	2,913
22,236	Healthcare Services Group, Inc.[a]	541,669
4,608	Heico Corporation	568,351
449	Herc Holdings, Inc.[b]	19,873
1,100	Hino Motors, Ltd.	10,400
1,318	HNI Corporation	50,084
18,573	Honeywell International, Inc.	3,208,114
7,156	Hubbell, Inc.	1,014,005
6,202	Huntington Ingalls Industries, Inc.	1,399,543
84	Hyster-Yale Materials Handling, Inc.	4,260
4,914	ICF International, Inc.	421,081
14,010	IDEX Corporation	2,178,975
700	Inaba Denki Sangyo Company, Ltd.	32,157
16,572	Ingersoll-Rand plc	2,102,821
17,457	Interface, Inc.	290,310
17,687	Johnson Controls International plc	766,378
451	Kelly Services, Inc.	10,829
2,513	Kforce, Inc.	102,807
1,585	Koninklijke Philips NV	69,540
15,017	Kratos Defense & Security Solutions, Inc.[b]	283,521
1,615	Legrand SA	126,049
9,093	Lincoln Electric Holdings, Inc.	814,460
1,996	Lockheed Martin Corporation	751,853
11,700	Marubeni Corporation	82,346
10,436	Masonite International Corporation[b]	640,875
12,568	Mercury Systems, Inc.[b]	925,759
46,326	Meritor, Inc.[b]	1,020,562
5,400	Mitsubishi Corporation	137,346
500	Mitsuboshi Belting, Ltd.	9,408
6,300	Mitsui & Company, Ltd.	108,196
5,019	Mueller Industries, Inc.	154,435
2,215	National Express Group plc	12,808
1,700	Nitto Kogyo Corporation	35,717
905	Nobina ABc	5,733
4,934	Norfolk Southern Corporation	897,988
667	Northgate plc	2,976
9,046	Old Dominion Freight Line, Inc.	1,647,096
3,130	PageGroup plc	18,034
8,704	Parker-Hannifin Corporation	1,597,097
91,521	Primoris Services Corporation	1,870,689
23,503	Raven Industries, Inc.	819,785
6,300	Regal-Beloit Corporation	466,515
5,731	RELX plc	137,976
82,172	Ritchie Brothers Auctioneers, Inc.	3,378,913
2,412	Rockwell Automation, Inc.	414,840
4,831	Roper Industries, Inc.	1,627,854
16,743	Saia, Inc.[b]	1,493,476
1,041	Sandvik AB	18,392
1,217	Schneider Electric SE	113,109
2,802	Signify NVc	82,099
8,435	SiteOne Landscape Supply, Inc.[b]	742,786
3,983	SKF AB	72,117
13,900	Sojitz Corporation	43,751
51,566	Southwest Airlines Company	2,894,400
4,179	SP Plus Corporation[b]	184,586
289	Spirax-Sarco Engineering plc	29,658
1,564	SPX FLOW, Inc.[b]	70,818
12,992	Standex International Corporation	984,534
5,500	Sumitomo Corporation	89,333
9,100	Sumitomo Electric Industries, Ltd.	124,795
300	Taikisha, Ltd.	9,704
6,939	Teledyne Technologies, Inc.[b]	2,287,094
1,955	Thermon Group Holdings, Inc.[b]	46,588
700	Toppan Forms Company, Ltd.	6,997
491	Transcontinental, Inc.	5,607
1,507	TransDigm Group, Inc.	793,104
16,590	TriMas Corporation[b]	536,189

The accompanying Notes to Financial Statements are an integral part of this schedule.

5

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (40.6%)	Value
Industrials (6.4%) - continued
500	Tsubakimoto Chain Company	$17,083
2,338	UniFirst Corporation	469,564
10,121	United Airlines Holdings, Inc.[b]	919,392
8,396	United Rentals, Inc.[b]	1,121,454
17,253	United Technologies Corporation	2,477,186
22,433	Valmont Industries, Inc.	3,077,583
24,890	Verisk Analytics, Inc.	3,601,583
548	Viad Corporation	33,439
801	Volvo AB	12,004
17,859	Waste Connections, Inc.	1,650,172
5,946	Watsco, Inc.	1,048,280
37,111	Willdan Group, Inc.[b]	1,124,463
12,238	Xylem, Inc.	938,532
300	Yuasa Trading Company, Ltd.	9,307

	Total	90,427,166

Information Technology (8.7%)
5,451	Accenture plc	1,010,724
1,393	Adobe, Inc.[b]	387,156
4,647	ADTRAN, Inc.	40,940
10,977	Advanced Energy Industries, Inc.[b]	648,741
68,700	Advanced Micro Devices, Inc.[b]	2,330,991
28,686	Akamai Technologies, Inc.[b]	2,481,339
6,300	Alliance Data Systems Corporation	630,000
5,789	Alteryx, Inc.[b]	529,693
192	Altisource Portfolio Solutions SAb	3,418
1,435	Amadeus IT Holding SA	106,159
2,859	American Software, Inc.	46,344
33,017	Amphenol Corporation	3,312,596
118	Anixter International, Inc.[b]	9,765
4,365	ANSYS, Inc.[b]	960,955
18,502	Apple, Inc.	4,602,558
10,391	Arista Networks, Inc.[b]	2,541,327
6,231	Atlassian Corporation plc[b]	752,642
7,005	Automatic Data Processing, Inc.	1,136,421
13,340	Avalara, Inc.[b]	947,140
419	Badger Meter, Inc.	24,218
123	BE Semiconductor Industries NV	4,560
15,322	Benchmark Electronics, Inc.	519,416
35,518	Blackline, Inc.[b]	1,660,111
845	Broadridge Financial Solutions, Inc.	105,811
442	CACI International, Inc.[b]	98,898
1,200	Canon, Inc.	32,928
886	Capgemini SA	99,879
19,293	CDK Global, Inc.	975,068
5,785	CDW Corporation	739,959
552	CEVA, Inc.[b]	15,025
2,774	CGI, Inc.[b]	215,627
79,275	Ciena Corporation[b]	2,942,688
127,918	Cisco Systems, Inc.	6,077,384
5,713	Clearwater Energy, Inc.	98,092
9,010	Cognex Corporation	463,925
15,623	Computer Services, Inc.	703,035
3,158	Computershare, Ltd.	34,471
1,281	CoreLogic, Inc.[b]	51,868
18,910	Coupa Software, Inc.[b]	2,599,936
7,570	CTS Corporation	201,968
17,843	Descartes Systems Group, Inc.[b]	694,271
30,644	DocuSign, Inc.[b]	2,028,326
87,059	Dolby Laboratories, Inc.	5,600,505
2,989	DSP Group, Inc.[b]	44,566
2,813	Ebix, Inc.	119,918
15,664	Elastic NVb	1,127,965
2,111	EPAM Systems, Inc.[b]	371,452
3,783	ePlus, Inc.[b]	295,566
7,412	Euronet Worldwide, Inc.[b]	1,038,199
3,617	ExlService Holdings, Inc.[b]	251,852
585	eXp World Holdings, Inc.[a,b]	5,247
6,146	F5 Networks, Inc.[b]	885,516
2,480	Fair Isaac Corporation[b]	754,019
566	Fiserv, Inc.[b]	60,075
21,401	Five9, Inc.[b]	1,187,970
10,850	Global Payments, Inc.	1,835,603
25,060	Guidewire Software, Inc.[b]	2,825,264
5,163	Halma plc	125,283
2,546	InterDigital, Inc.	136,542
559	International Business Machines Corporation	74,755
3,380	Intuit, Inc.	870,350
3,784	Jack Henry & Associates, Inc.	535,663
6,609	Keysight Technologies, Inc.[b]	666,914
8,089	KLA-Tencor Corporation	1,367,365
1,412	Kulicke and Soffa Industries, Inc.	33,528
6,208	Lam Research Corporation	1,682,616
60,725	Lattice Semiconductor Corporation[b]	1,189,603
1,519	ManTech International Corporation	120,274
5,505	MasterCard, Inc.	1,523,839
12,730	Methode Electronics, Inc.	437,912
51,898	Microsoft Corporation	7,440,616
5,982	MicroStrategy, Inc.[b]	916,742
8,831	MKS Instruments, Inc.	955,691
29,852	Monolithic Power Systems, Inc.	4,475,412
4,342	MTS Systems Corporation	245,236
37,239	National Instruments Corporation	1,541,322
900	NEC Networks & System Integration Corporation	28,408
11,413	New Relic, Inc.[b]	731,117
7,291	NIC, Inc.	171,484
11,704	Nice, Ltd. ADR[b]	1,846,774
15,851	Nova Measuring Instruments, Ltd.[a,b]	531,167
8,200	Novanta, Inc.[b]	730,210
527	NVIDIA Corporation	105,938
30,158	Oracle Corporation	1,643,309
6,577	Palo Alto Networks, Inc.[b]	1,495,544
1,867	PayPal Holdings, Inc.[b]	194,355
30,186	Plexus Corporation[b]	2,231,953
2,825	Progress Software Corporation	112,661
12,600	Proofpoint, Inc.[b]	1,453,662
12,911	Q2 Holdings, Inc.[b]	923,007
5,459	QAD, Inc.	253,734
9,226	QUALCOMM, Inc.	742,139
23,445	Rambus, Inc.[b]	324,596
21,157	Rogers Corporation[b]	2,866,350
300	Ryoyo Electro Corporation	5,324
93,997	SailPoint Technologies Holdings, Inc.[b]	1,819,782
950	Salesforce.com, Inc.[b]	148,666
812	Samsung Electronics Company, Ltd. GDR	868,019
3,872	ScanSource, Inc.[b]	125,066
9,104	ServiceNow, Inc.[b]	2,251,055
500	Shinko Electric Industries Company, Ltd.	4,880
1,712	Silicon Laboratories, Inc.[b]	181,883
833	Square, Inc.[b]	51,171
3,351	Sykes Enterprises, Inc.[b]	103,529
24,496	Synopsys, Inc.[b]	3,325,332
16,052	TE Connectivity, Ltd.	1,436,654
15,341	Teradata Corporation[b]	459,156
15,513	Teradyne, Inc.	949,706
19,310	Texas Instruments, Inc.	2,278,387
9,972	Tyler Technologies, Inc.[b]	2,677,681
5,531	VeriSign, Inc.[b]	1,051,001

The accompanying Notes to Financial Statements are an integral part of this schedule.

6

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (40.6%)	Value
Information Technology (8.7%) - continued
48,902	Virtusa Corporation[b]	$1,823,067
2,069	Visa, Inc.	370,061
7,024	WEX, Inc.[b]	1,328,800
9,310	Xilinx, Inc.	844,789

	Total	122,100,170

Materials (1.6%)
20,925	Alcoa Corporation[b]	435,031
1,832	AptarGroup, Inc.	216,451
2,100	Avery Dennison Corporation	268,506
6,488	Balchem Corporation	656,650
12,264	Ball Corporation	858,112
1,622	BHP Group, Ltd.	39,759
17,903	Boise Cascade Company	640,390
2,791	Cabot Corporation	121,660
6,493	Celanese Corporation	786,627
21,545	CF Industries Holdings, Inc.	977,066
22,898	Eastman Chemical Company	1,741,164
5,361	Ecolab, Inc.	1,029,687
12,229	Ferro Corporation[b]	136,109
6,790	Ferroglobe Representation & Warranty Insurance Trust[b,d]	1
1,861	Granges AB	18,116
1,120	Hexpol AB	9,993
400	Hokuetsu Corporation	2,037
8,707	Innospec, Inc.	795,471
907	International Paper Company	39,618
2,600	JSR Corporation	48,812
5,322	Kadant, Inc.	483,238
10,502	Kaiser Aluminum Corporation	1,124,554
776	Koninklijke DSM NV	92,102
4,365	Kraton Performance Polymers, Inc.[b]	97,863
1,700	Kyoei Steel, Ltd.	30,958
300	Lintec Corporation	6,301
98,741	Louisiana-Pacific Corporation	2,886,199
6,596	Martin Marietta Materials, Inc.	1,727,558
5,743	Materion Corporation	326,432
1,016	Minerals Technologies, Inc.	50,241
1,100	Mitsubishi Gas Chemical Company, Inc.	15,518
6,659	Myers Industries, Inc.	112,737
4,607	Neenah, Inc.	297,151
7,000	Nippon Steel Corporation	102,169
100	Nissan Chemical Industries, Ltd.	4,106
8,802	Nucor Corporation	473,988
27,513	Nutanix, Inc.[b]	803,930
675	Olympic Steel, Inc.	10,111
766	PH Glatfelter Company	13,788
7,555	PPG Industries, Inc.	945,282
7,181	Reliance Steel & Aluminum Company	833,283
865	RPM International, Inc.	62,652
5,354	Ryerson Holding Corporation[b]	46,526
3,896	Sandfire Resources NL	15,560
7,240	Schweitzer-Mauduit International, Inc.	293,148
692	Sherwin-Williams Company	396,045
33,124	Steel Dynamics, Inc.	1,005,645
300	Taiyo Holdings Company, Ltd.	10,872
1,200	Toagosei Company, Ltd.	13,301
11,772	United States Lime & Minerals, Inc.	1,041,822
1,291	UPM-Kymmene Oyj	42,047
656	W. R. Grace & Company	43,591

	Total	22,229,978

Real Estate (2.0%)
761	Acadia Realty Trust	21,293
14,340	Agree Realty Corporation	1,129,562
5,231	Alexander & Baldwin, Inc.	122,981
5,956	Alexandria Real Estate Equities, Inc.	945,515
914	Allied Properties REIT	37,182
932	Alstria Office REIT AG	17,463
108	American Assets Trust, Inc.	5,288
33,466	American Campus Communities, Inc.	1,672,631
2,172	American Tower Corporation	473,670
2,317	Apartment Investment & Management Company	127,157
34,460	Apple Hospitality REIT, Inc.	567,901
2,132	Ares Commercial Real Estate Corporation	33,046
2,876	Armada Hoffler Properties, Inc.	53,896
7,500	Ascendas REIT	17,468
2,200	Ascott Residence Trust[b]	2,230
7,451	Ashford Hospitality Trust, Inc.	20,341
1,912	BBX Capital Corporation	8,547
607	Bluerock Residential Growth REIT, Inc.	7,296
1,442	Brandywine Realty Trust	22,034
15,138	Brixmor Property Group, Inc.	333,339
12,778	Camden Property Trust	1,461,420
434	CareTrust REIT, Inc.	10,520
1,789	Castellum AB	36,559
9,342	CBL & Associates Properties, Inc.	13,452
19,485	Cedar Realty Trust, Inc.	65,080
4,231	Chatham Lodging Trust	76,370
669	Choice Properties REIT	7,060
2,203	City Office REIT, Inc.	29,829
32	Cofinimmo SA	4,732
216	Columbia Property Trust, Inc.	4,432
1,321	Corepoint Lodging, Inc.	13,012
11,428	CoreSite Realty Corporation	1,342,790
6,864	Corporate Office Properties Trust	203,449
3,727	CoStar Group, Inc.[b]	2,048,061
41,913	Cousins Properties, Inc.	1,681,969
2,535	CubeSmart	80,359
1,840	CyrusOne, Inc.	131,155
700	Daito Trust Construction Company, Ltd.	92,764
137	Deutsche EuroShop AG	4,100
1,006	DiamondRock Hospitality Company	10,040
4,740	Digital Realty Trust, Inc.	602,170
7,325	Douglas Emmett, Inc.	317,319
21,708	Duke Realty Corporation	762,819
424	EastGroup Properties, Inc.	56,795
4,148	Empire State Realty Trust, Inc.	60,022
181	Entra ASA[c]	2,710
2,203	EPR Properties	171,371
1,544	Equity Commonwealth	49,686
407	Equity Lifestyle Properties, Inc.	28,466
136	Essex Property Trust, Inc.	44,490
1,747	Farmland Partners, Inc.	11,705
400	First Capital Realty, Inc.	6,621
3,497	First Industrial Realty Trust, Inc.	147,259
245	Four Corners Property Trust, Inc.	7,019
8,470	Franklin Street Properties Corporation	72,842
4,212	Gaming and Leisure Properties, Inc.	169,996
1,297	Getty Realty Corporation	43,501
3,506	Gladstone Commercial Corporation	82,601
225	Global Net Lease, Inc.	4,383
1,204	Granite REIT	59,620
338	H&R REIT	5,718

The accompanying Notes to Financial Statements are an integral part of this schedule.

7

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (40.6%)	Value
Real Estate (2.0%) - continued
4,047	Healthcare Realty Trust, Inc.	$140,714
4,319	Healthcare Trust of America, Inc.	133,889
7,279	Highwoods Properties, Inc.	340,657
56,388	Host Hotels & Resorts, Inc.	924,199
124	Howard Hughes Corporation[b]	13,866
2,503	Hudson Pacific Properties, Inc.	89,908
10,000	Hysan Development Company, Ltd.	39,412
1,675	Industrial Logistics Properties Trust	35,577
606	Investors Real Estate Trust	45,856
3,486	iSTAR Financial, Inc.	45,353
2,670	JBG SMITH Properties	107,494
3,198	Jones Lang LaSalle, Inc.	468,571
6,710	Kilroy Realty Corporation	563,170
2,247	Kite Realty Group Trust	40,042
2,573	Klepierre SA	95,909
3,175	Lamar Advertising Company	254,032
55	LEG Immobilien AG	6,317
1,396	Lexington Realty Trust	15,188
606	Life Storage, Inc.	66,005
230	LTC Properties, Inc.	11,925
1,018	Mack-Cali Realty Corporation	21,806
4,400	Mapletree Commercial Trust	7,531
312	Mapletree Commercial Trust Rights[b,d]	19
3,000	Mapletree Logistics Trust	3,703
7,097	Medical Properties Trust, Inc.	147,121
884	Merlin Properties Socimi SA	13,013
493	MGM Growth Properties LLC	15,387
25,385	Mirvac Group	56,250
3,307	Monmouth Real Estate Investment Corporation	49,870
495	National Health Investors, Inc.	42,466
3,067	National Storage Affiliates Trust	104,799
101	Northview Apartment REIT	2,213
1,595	Office Properties Income Trust	50,849
2,955	Omega Healthcare Investors, Inc.	130,138
2,349	One Liberty Properties, Inc.	66,735
5,234	Outfront Media, Inc.	137,707
2,724	Paramount Group, Inc.	36,692
5,167	Pebblebrook Hotel Trust	132,844
3,513	Pennsylvania REIT	19,392
43,833	Physicians Realty Trust	818,362
1,093	Piedmont Office Realty Trust, Inc.	24,527
5,184	PotlatchDeltic Corporation	220,164
212	PS Business Parks, Inc.	38,277
660	PSP Swiss Property AG	87,361
10,969	QTS Realty Trust, Inc.	587,829
892	Quebecor, Inc.	20,737
4,053	Rayonier, Inc. REIT	109,350
1,766	RE/MAX Holdings, Inc.	59,073
10,060	Realogy Holdings Corporation	79,273
1,417	Redfin Corporation[b]	24,642
732	Retail Opportunity Investments Corporation	13,663
9,436	Retail Properties of America, Inc.	129,839
758	RioCan REIT	15,211
2,268	RLJ Lodging Trust	37,218
225	RMR Group, Inc.	10,890
3,000	Road King Infrastructure, Ltd.	5,488
2,811	RPT Realty	40,759
1,117	Ryman Hospitality Properties	94,018
13,241	Sabra Health Care REIT, Inc.	325,729
621	Saul Centers, Inc.	33,248
9,140	SBA Communications Corporation	2,199,541
16,856	Senior Housing Property Trust	167,296
1,106	Seritage Growth Properties	48,100
15,101	Service Properties Trust	382,055
1,040	SITE Centers Corporation	16,151
3,705	Spirit Realty Capital, Inc.	184,657
4,178	St. Joe Company[b]	77,502
1,052	STAG Industrial, Inc.	32,654
2,495	Store Capital Corporation	101,047
6,957	Summit Hotel Properties, Inc.	85,293
2,581	Sunstone Hotel Investors, Inc.	34,869
417	Swiss Prime Site AG	42,981
1,662	TAG Immobilien AG	40,389
2,582	Tanger Factory Outlet Centers, Inc.	41,622
1,639	Taubman Centers, Inc.	58,643
10,708	Terreno Realty Corporation	604,038
1,993	UMH Properties, Inc.	29,755
224	Universal Health Realty Income Trust	26,708
5,449	Urban Edge Properties	115,028
2,748	Urstadt Biddle Properties, Inc.	66,859
5,467	VICI Properties, Inc.	128,748
7,980	Washington Prime Group, Inc.	33,676
349	Washington REIT	10,826
3,533	Weingarten Realty Investors	112,102
1,181	Weyerhaeuser Company	34,497
7,800	Wing Tai Holdings, Ltd.	11,633
1,021	Xenia Hotels & Resorts, Inc.	21,492

	Total	27,603,545

Utilities (0.7%)
4,458	AGL Energy, Ltd.	60,854
14,936	Alliant Energy Corporation	796,686
2,018	Artesian Resources Corporation	74,868
918	Chesapeake Utilities Corporation	87,026
12,593	CMS Energy Corporation	804,945
2,120	Consolidated Water Company, Ltd.	37,185
1,339	Contact Energy, Ltd.	6,333
1,789	DTE Energy Company	227,775
3,543	Enagas SA	87,670
8,354	Entergy Corporation	1,014,844
39,267	Exelon Corporation	1,786,256
503	IDACORP, Inc.	54,133
1,092	Middlesex Water Company	73,437
14,517	New Jersey Resources Corporation	632,941
473	Northland Power, Inc.	9,445
10,300	NorthWestern Corporation	746,956
1,602	Otter Tail Corporation	90,801
24,093	PNM Resources, Inc.	1,256,450
10,631	Public Service Enterprise Group, Inc.	673,049
901	Southwest Gas Holdings, Inc.	78,657
10,261	Spire, Inc.	862,540
1,643	Unitil Corporation	102,310

	Total	9,565,161

	Total Common Stock (cost $494,291,589)	568,664,149

Principal Amount	Long-Term Fixed Income (4.7%)	Value
Collateralized Mortgage Obligations (<0.1%)
	Federal Home Loan Mortgage Corporation - REMIC
$500,000	3.859%, 11/25/2028, Ser. K086, Class A2[e,f]	564,305
	MASTR Alternative Loans Trust
29,217	2.273%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[f]	9,673

The accompanying Notes to Financial Statements are an integral part of this schedule.

8

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (4.7%)	Value
Collateralized Mortgage Obligations (<0.1%) - continued
	Sequoia Mortgage Trust
$58,125	3.786%, 9/20/2046, Ser. 2007-1, Class 4A1[f]	$47,504
	WaMu Mortgage Pass Through Certificates
26,848	3.720%, 9/25/2036, Ser. 2006-AR10, Class 1A2[f]	25,986
41,472	3.869%, 10/25/2036, Ser. 2006-AR12, Class 1A1[f]	40,926

	Total	688,394

Commercial Mortgage-Backed Securities (0.1%)
	Federal National Mortgage Association
655,160	4.500%, 5/1/2048	690,571

	Total	690,571

Mortgage-Backed Securities (2.1%)
	Federal Home Loan Mortgage Corporation Conventional 15-Yr. Pass Through
1,550,000	3.500%, 5/1/2034[g]	1,610,435
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
6,481,000	3.000%, 11/1/2034[g]	6,636,063
4,155,000	2.500%, 12/1/2034[g]	4,197,849
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
6,300,000	3.500%, 11/1/2049[g]	6,468,820
9,784,000	3.000%, 12/1/2049[g]	9,932,705

	Total	28,845,872

U.S. Government & Agencies (2.5%)
	U.S. Treasury Bonds
1,490,000	2.250%, 11/15/2027	1,559,145
4,500,000	2.875%, 5/15/2028	4,936,113
190,000	5.250%, 11/15/2028	247,037
2,291,000	2.500%, 5/15/2046	2,436,872
	U.S. Treasury Notes
675,000	1.750%, 11/30/2019	674,939
600,000	2.750%, 11/30/2020	607,266
100,000	2.500%, 2/28/2021	101,176
1,240,000	1.125%, 8/31/2021	1,230,167
575,000	1.500%, 9/30/2021	574,483
410,000	2.000%, 11/30/2022	415,878
500,000	2.125%, 7/31/2024	513,438
1,210,000	2.250%, 11/15/2024	1,251,121
1,930,000	2.125%, 11/30/2024	1,984,131
540,000	2.625%, 1/31/2026	573,054
17,570,000	2.500%, 2/28/2026	18,526,055

	Total	35,630,875

	Total Long-Term Fixed Income (cost $63,755,872)	65,855,712

Shares	Collateral Held for Securities Loaned (0.6%)	Value
8,850,410	Thrivent Cash Management Trust	8,850,410

	Total Collateral Held for Securities Loaned (cost $8,850,410)	8,850,410

Shares or Principal Amount	Short-Term Investments (13.6%)	Value
	Federal Home Loan Bank Discount Notes
5,800,000	1.980%, 11/5/2019[h,i]	5,798,917
3,500,000	1.950%, 11/8/2019[h,i]	3,498,857
3,000,000	1.941%, 11/12/2019[h,i]	2,998,460
900,000	1.910%, 12/5/2019[h,i]	898,581
1,700,000	1.740%, 12/10/2019[h,i]	1,696,924
600,000	1.670%, 12/11/2019[h,i]	598,887
3,700,000	1.660%, 12/18/2019[h,i]	3,691,933
800,000	1.620%, 12/30/2019[h,i]	797,810
4,700,000	1.570%, 1/29/2020[h,i]	4,681,177
	Thrivent Core Short-Term Reserve Fund
16,581,121	2.110%	165,811,216

	Total Short-Term Investments (cost $190,472,508)	190,472,762

	Total Investments (cost $1,222,290,045) 102.4%	$1,434,312,050

	Other Assets and Liabilities, Net (2.4%)	(34,245,366)

	Total Net Assets 100.0%	$1,400,066,684

a	All or a portion of the security is on loan.
b	Non-income producing security.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $354,070 or 0.0% of total net assets.

d	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
e	All or a portion of the security is insured or guaranteed.
f

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

g	Denotes investments purchased on a when-issued or delayed delivery basis.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
i	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

9

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Aggressive Allocation Fund as of October 31, 2019:

Securities Lending Transactions
Common Stock	$8,646,498

Total lending	$8,646,498
Gross amount payable upon return of collateral for securities loaned	$8,850,410

Net amounts due to counterparty	$203,912

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

10

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (14.7%)[a]	Value
Basic Materials (0.5%)
	Ball Metalpack Finco, LLC, Term Loan
$177,750	6.624%, (LIBOR 3M + 4.500%), 7/31/2025[b]	$161,456
	Big River Steel, LLC, Term Loan
338,100	7.104%, (LIBOR 3M + 5.000%), 8/23/2023[b]	334,932
	Hexion, Inc., Term Loan
189,525	5.600%, (LIBOR 3M + 3.500%), 7/1/2026[b]	188,577
	Momentive Performance Materials USA, LLC, Term Loan
299,250	5.040%, (LIBOR 1M + 3.250%), 5/15/2024[b]	293,454
	Pixelle Specialty Solutions, LLC, Term Loan
476,400	7.786%, (LIBOR 1M + 6.000%), 10/31/2024[b,c]	466,872
	Starfruit US Holdco, LLC, Term Loan
290,896	5.190%, (LIBOR 1M + 3.250%), 10/1/2025[b]	283,324

	Total	1,728,615

Capital Goods (1.3%)
	Advanced Disposal Services, Inc., Term Loan
305,572	4.086%, (LIBOR 1W + 2.250%), 11/10/2023[b]	305,951
	BWAY Holding Company, Term Loan
389,005	5.234%, (LIBOR 3M + 3.250%), 4/3/2024[b]	378,175
	Flex Acquisition Company, Inc. Term Loan
728,996	5.349%, (LIBOR 3M + 3.250%), 6/29/2025[b]	688,697
	GFL Environmental, Inc., Term Loan
969,636	4.786%, (LIBOR 1M + 3.000%), 5/31/2025[b]	965,825
	Natgasoline, LLC, Term Loan
387,075	5.438%, (LIBOR 3M + 3.500%), 11/14/2025[b,c]	385,140
	Navistar, Inc., Term Loan
638,625	5.420%, (LIBOR 1M + 3.500%), 11/6/2024[b]	631,045
	Sotera Health Holdings, LLC, Term Loan
552,607	4.927%, (LIBOR 3M + 3.000%), 5/15/2022[b]	542,246
	TransDigm, Inc., Term Loan
487,525	4.286%, (LIBOR 1M + 2.500%), 6/9/2023[b]	485,024
	Vertiv Group Corporation, Term Loan
913,308	5.927%, (LIBOR 1M + 4.000%), 11/15/2023[b]	858,281

	Total	5,240,384

Communications Services (3.5%)
	Altice France SA, Term Loan
277,875	4.536%, (LIBOR 1M + 2.750%), 7/31/2025[b]	268,583
	CenturyLink, Inc., Term Loan
1,560,905	4.536%, (LIBOR 1M + 2.750%), 1/31/2025[b]	1,543,938
	CommScope Inc., Term Loan
830,000	5.036%, (LIBOR 1M + 3.250%), 4/4/2026[b]	813,143
	CSC Holdings, LLC, Term Loan
511,875	4.171%, (LIBOR 1M + 2.250%), 7/17/2025[b]	508,819
1,210,000	4.327%, (LIBOR 1M + 2.500%), 4/15/2027[b,d,e]	1,207,834
	Diamond Sports Group, LLC, Term Loan
815,000	5.080%, (LIBOR 1M + 3.250%), 8/24/2026[b]	818,056
	Entercom Media Corporation, Term Loan
481,074	4.554%, (LIBOR 1M + 2.750%), 11/17/2024[b]	480,954
	Frontier Communications Corporation, Term Loan
808,414	5.540%, (LIBOR 1M + 3.750%), 6/15/2024[b]	804,574
	HCP Acquisition, LLC, Term Loan
623,782	4.786%, (LIBOR 1M + 3.000%), 5/16/2024[b]	621,998
	Intelsat Jackson Holdings SA, Term Loan
505,000	5.682%, (LIBOR 3M + 3.750%), 11/27/2023[b]	504,056
	Mediacom Illinois, LLC, Term Loan
285,650	3.570%, (LIBOR 1W + 1.750%), 2/15/2024[b]	285,173
	NEP Group, Inc., Term Loan
645,125	5.036%, (LIBOR 1M + 3.250%), 10/20/2025[b]	618,314
	Sprint Communications, Inc., Term Loan
1,145,625	4.313%, (LIBOR 1M + 2.500%), 2/3/2024[b]	1,131,786
1,771,613	4.813%, (LIBOR 1M + 3.000%), 2/3/2024[b]	1,759,796
	TNS, Inc., Term Loan
239,479	5.930%, (LIBOR 3M + 4.000%), 8/14/2022[b]	234,490
	Virgin Media Bristol, LLC, Term Loan
1,060,000	4.421%, (LIBOR 1M + 2.500%), 1/31/2028[b]	1,055,145
	WideOpenWest Finance, LLC, Term Loan
480,200	5.054%, (LIBOR 1M + 3.250%), 8/19/2023[b]	460,243
	Windstream Services, LLC, Term Loan
397,055	9.750%, (PRIME + 5.000%), 3/30/2021[b,f]	400,672

	Total	13,517,574

Consumer Cyclical (2.4%)
	1011778 B.C., ULC, Term Loan
1,188,972	4.036%, (LIBOR 1M + 2.250%), 2/17/2024[b]	1,189,864

The accompanying Notes to Financial Statements are an integral part of this schedule.

11

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (14.7%)[a]	Value
Consumer Cyclical (2.4%) - continued
	Boyd Gaming Corporation, Term Loan
$219,007	3.960%, (LIBOR 1W + 2.250%), 9/15/2023[b]	$219,075
	Cengage Learning, Inc., Term Loan
654,303	6.036%, (LIBOR 1M + 4.250%), 6/7/2023[b,d,e]	607,193
	Eldorado Resorts, Inc., Term Loan
160,234	4.214%, (LIBOR 1M + 2.250%), 4/17/2024[b]	159,966
	Four Seasons Hotels, Ltd., Term Loan
476,427	3.786%, (LIBOR 1M + 2.000%), 11/30/2023[b]	477,946
	Golden Entertainment, Inc., Term Loan
839,550	4.810%, (LIBOR 1M + 3.000%), 10/20/2024[b]	840,079
	Golden Nugget, LLC, Term Loan
50,000	0.000%, (LIBOR 1M + 2.750%), 10/4/2023[b,d,e]	49,867
	IAA, Inc., Term Loan
201,925	4.063%, (LIBOR 1M + 2.250%), 6/28/2026[b]	202,515
	LCPR Loan Financing, LLC, Term Loan
1,010,000	0.000%, (LIBOR 3M + 5.000%), 10/22/2026[b,d,e]	1,015,686
	Men’s Warehouse, Inc., Term Loan
384,939	5.282%, (LIBOR 1M + 3.250%), 4/9/2025[b]	282,288
	Mohegan Gaming and Entertainment, Term Loan
724,954	5.786%, (LIBOR 1M + 4.000%), 10/13/2023[b]	669,452
	Scientific Games International, Inc., Term Loan
1,647,332	4.536%, (LIBOR 2M + 2.750%), 8/14/2024[b]	1,627,251
	Staples, Inc., Term Loan
224,437	6.623%, (LIBOR 1M + 4.500%), 9/12/2024[b]	221,257
668,325	7.123%, (LIBOR 1M + 5.000%), 4/12/2026[b]	658,106
	Stars Group Holdings BV, Term Loan
784,080	5.604%, (LIBOR 3M + 3.500%), 7/10/2025[b]	786,957
	Tenneco, Inc., Term Loan
575,650	4.786%, (LIBOR 1M + 3.000%), 10/1/2025[b]	519,524

	Total	9,527,026

Consumer Non-Cyclical (2.8%)
	Air Medical Group Holdings, Inc., Term Loan
1,493,400	5.096%, (LIBOR 1M + 3.250%), 4/28/2022[b]	1,337,997
	Albertson’s LLC, Term Loan
1,370,000	4.536%, (LIBOR 1M + 2.750%), 8/17/2026[b,d,e]	1,376,590
	Bausch Health Companies, Inc., Term Loan
882,842	4.921%, (LIBOR 1M + 3.000%), 6/1/2025[b]	885,693
	Chobani, LLC, Term Loan
487,496	5.286%, (LIBOR 1M + 3.500%), 10/10/2023[b]	475,713
	Endo International plc, Term Loan
828,001	6.063%, (LIBOR 1M + 4.250%), 4/27/2024[b]	760,105
	Energizer Holdings, Inc., Term Loan
558,600	4.313%, (LIBOR 1M + 2.250%), 1/2/2026[b]	557,667
	Grifols Worldwide Operations USA, Inc., Term Loan
477,750	4.086%, (LIBOR 1W + 2.250%), 1/31/2025[b]	478,161
	JBS USA LUX SA, Term Loan
547,250	4.286%, (LIBOR 1M + 2.500%), 5/1/2026[b]	548,678
	Libbey Glass, Inc., Term Loan
239,845	4.940%, (LIBOR 1M + 3.000%), 4/9/2021[b]	185,880
	Mallinckrodt International Finance SA, Term Loan
646,717	5.175%, (LIBOR 3M + 3.000%), 2/24/2025[b]	502,422
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,127,009	5.786%, (LIBOR 1M + 4.000%), 5/4/2022[b]	1,027,336
	MPH Acquisition Holdings, LLC, Term Loan
1,205,000	4.854%, (LIBOR 3M + 2.750%), 6/7/2023[b]	1,127,362
	Ortho-Clinical Diagnostics SA, Term Loan
1,071,850	5.306%, (LIBOR 3M + 3.250%), 6/1/2025[b]	1,022,727
	Plantronics, Inc., Term Loan
499,201	4.286%, (LIBOR 1M + 2.500%), 7/2/2025[b]	496,186
	R.R. Donnelley & Sons Company, Term Loan
89,774	6.823%, (LIBOR 1M + 5.000%), 1/15/2024[b]	89,998

	Total	10,872,515

Energy (1.0%)
	BCP Raptor II, LLC, Term Loan
359,100	6.536%, (LIBOR 1M + 4.750%), 12/19/2025[b]	314,661
	Calpine Corporation, Term Loan
484,872	4.610%, (LIBOR 3M + 2.500%), 1/15/2024[b]	484,407
	CONSOL Energy, Inc., Term Loan
388,050	6.290%, (LIBOR 1M + 4.500%), 9/28/2024[b,c]	357,006
	Consolidated Energy Finance SA, Term Loan
340,687	4.547%, (LIBOR 3M + 2.500%), 5/7/2025[b,c]	328,763
	Fieldwood Energy, LLC, Term Loan
390,000	7.177%, (LIBOR 3M + 5.250%), 4/11/2022[b]	311,610

The accompanying Notes to Financial Statements are an integral part of this schedule.

12

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (14.7%)[a]	Value
Energy (1.0%) - continued
	HFOTCO, LLC, Term Loan
$859,125	4.540%, (LIBOR 1M + 2.750%), 6/26/2025[b,c]	$858,051
	Radiate Holdco, LLC, Term Loan
1,286,902	4.786%, (LIBOR 1M + 3.000%), 2/1/2024[b]	1,272,785

	Total	3,927,283

Financials (2.0%)
	Avolon TLB Borrower 1 US, LLC, Term Loan
632,465	3.596%, (LIBOR 1M + 1.750%), 1/15/2025[b]	634,679
	Cyxtera DC Holdings, Inc., Term Loan
156,400	4.930%, (LIBOR 1M + 3.000%), 5/1/2024[b]	129,911
85,000	9.200%, (LIBOR 1M + 7.250%), 5/1/2025[b]	54,460
	Digicel International Finance, Ltd., Term Loan
800,705	5.340%, (LIBOR 3M + 3.250%), 5/27/2024[b]	678,886
	Genworth Holdings, Inc., Term Loan
147,750	6.323%, (LIBOR 1M + 4.500%), 3/7/2023[b,c]	147,381
	GGP Nimbus, LLC, Term Loan
895,950	4.286%, (LIBOR 1M + 2.500%), 8/24/2025[b]	880,835
	Harland Clarke Holdings Corporation, Term Loan
682,899	6.854%, (LIBOR 3M + 4.750%), 11/3/2023[b]	530,100
	Level 3 Parent, LLC, Term Loan
1,000,000	4.036%, (LIBOR 1M + 2.250%), 2/22/2024[b]	1,000,750
	MoneyGram International, Inc., Term Loan
364,783	7.786%, (LIBOR 1M + 6.000%), 6/30/2023[b,c]	326,481
	NCR Corporation, Delayed Draw
296,000	0.000%, (LIBOR 3M + 2.500%), 8/28/2026[b,d,e]	295,876
	NCR Corporation, Term Loan
259,000	0.000%, (LIBOR 3M + 2.500%), 8/28/2026[b,d,e]	258,891
	Sable International Finance, Ltd., Term Loan
1,259,520	5.036%, (LIBOR 1M + 3.250%), 1/31/2026[b]	1,262,492
	Trans Union, LLC, Term Loan
428,602	3.800%, (LIBOR 1M + 2.000%), 4/9/2023[b]	429,181
	Tronox Finance, LLC, Term Loan
1,214,948	4.660%, (LIBOR 3M + 2.750%), 9/22/2024[b]	1,202,956

	Total	7,832,879

Technology (1.0%)
	Clear Channel Outdoor Holdings, Inc., Term Loan
1,015,000	5.286%, (LIBOR 1M + 3.500%), 8/21/2026[b]	1,016,634
	Prime Security Services Borrower, LLC, Term Loan
1,250,000	5.247%, (LIBOR 1M + 3.250%), 9/23/2026[b]	1,205,800
	Rackspace Hosting, Inc., Term Loan
1,356,966	5.287%, (LIBOR 2M + 3.000%), 11/3/2023[b]	1,204,728
	SS&C Technologies Holdings Europe SARL, Term Loan
166,304	4.036%, (LIBOR 1M + 2.250%), 4/16/2025[b]	166,582
	SS&C Technologies, Inc., Term Loan
254,764	4.036%, (LIBOR 1M + 2.250%), 4/16/2025[b]	255,189

	Total	3,848,933

Utilities (0.2%)
	Core and Main, LP, Term Loan
397,912	4.808%, (LIBOR 3M + 2.750%), 8/1/2024[b]	388,462
	EnergySolutions, LLC, Term Loan
296,250	5.854%, (LIBOR 3M + 3.750%), 5/11/2025[b]	276,253
	Talen Energy Supply, LLC, Term Loan
260,000	5.690%, (LIBOR 1M + 3.750%), 7/8/2026[b,c]	256,750

	Total	921,465

	Total Bank Loans (cost $59,017,663)	57,416,674

Shares	Common Stock (47.0%)	Value
Communications Services (2.4%)
4,470	Activision Blizzard, Inc.	250,454
1,528	Alphabet, Inc., Class Ag	1,923,447
818	Alphabet, Inc., Class Cg	1,030,770
73,237	Auto Trader Group plc[h]	533,628
4,450	CBS Corporation	160,378
22,220	Comcast Corporation	995,900
10,870	DISH Network Corporation[g]	373,710
5,042	Facebook, Inc.[g]	966,299
38,000	HKT Trust and HKT, Ltd.	59,115
1,290	Ipsos SA	38,874
37,293	Mediaset Espana Comunicacion SA	228,191
3,113	Rightmove plc	24,164
17,254	Seven West Media, Ltd.[g]	4,738
12,782	Telenor ASA	239,225
12,900	TV Asahi Holdings Corporation	201,484
11,341	Twitter, Inc.[g]	339,890
24,240	Verizon Communications, Inc.	1,465,793
2,929	Wolters Kluwer NV	215,730
7,175	Zillow Group, Inc.[g]	232,398

	Total	9,284,188

Consumer Discretionary (4.5%)
1,565	Alibaba Group Holding, Ltd. ADR[g]	276,489
1,545	Amazon.com, Inc.[g]	2,744,940
1,600	AOKI Holdings, Inc.	16,278
3,300	Aoyama Trading Company, Ltd.	58,062
3,659	Aptiv plc	327,663
1,900	Autobacs Seven Company, Ltd.	31,365
130	AutoZone, Inc.[g]	148,769

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (47.0%)	Value
Consumer Discretionary (4.5%) - continued
13,821	Barratt Developments plc	$113,026
4,200	Benesse Holdings, Inc.	112,433
7,595	Berkeley Group Holdings plc	432,912
296	Booking Holdings, Inc.[g]	606,436
2,641	Bright Horizons Family Solutions, Inc.[g]	392,241
1,525	Burlington Stores, Inc.[g]	293,059
1,066	Century Casinos, Inc.[g]	7,878
3,104	Children’s Place, Inc.[i]	254,249
2,100	Chiyoda Company, Ltd.	31,120
2,149	Cie Generale des Etablissements Michelin	261,656
37,700	Citizen Watch Company, Ltd.	200,434
1,315	Compass Group plc	35,011
4,263	Countryside Properties plc[h]	19,512
6,261	Crocs, Inc.[g]	219,072
4,650	D.R. Horton, Inc.	243,520
12,000	Denso Corporation	557,159
10,345	Designer Brands, Inc.	170,692
909	Emerald Expositions Events, Inc.	8,835
7,465	Etsy, Inc.[g]	332,118
800	Exedy Corporation	18,844
3,181	G-III Apparel Group, Ltd.[g]	79,875
7,715	Harley-Davidson, Inc.	300,191
6,254	Home Depot, Inc.	1,467,064
9,764	Lowe’s Companies, Inc.	1,089,760
2,150	Lululemon Athletica, Inc.[g]	439,180
720	McDonald’s Corporation	141,624
1,220	Mohawk Industries, Inc.[g]	174,924
38,353	Moneysupermarket.com Group plc	170,658
6,261	Movado Group, Inc.	163,099
1,110	Netflix, Inc.g	319,025
13,100	NHK Spring Company, Ltd.	107,017
5,873	NIKE, Inc.	525,927
102,500	Nissan Motor Company, Ltd.	646,835
5,375	Norwegian Cruise Line Holdings, Ltd.[g]	272,835
1,900	Onward Holdings Company, Ltd.	10,984
2,231	Oxford Industries, Inc.	153,627
7,500	Park24 Company, Ltd.	177,123
2,638	Playa Hotels and Resorts NVg	22,001
1,400	PLENUS Company, Ltd.	24,311
12,015	Red Rock Resorts, Inc.	261,687
19,026	Redrow plc	148,324
2,650	RHg,i	481,505
2,200	Rinnai Corporation	161,707
3,800	Sangetsu Company, Ltd.	71,846
4,600	Sekisui House, Ltd.	99,196
1,300	SHIMAMURA Company, Ltd.	110,114
3,050	Sony Corporation ADR	185,532
2,647	Starbucks Corporation	223,830
900	Sumitomo Forestry Company, Ltd.	13,063
33,600	Sumitomo Rubber Industries, Ltd.	445,326
6,661	Super Retail Group, Ltd.	43,760
700	Takara Standard Company, Ltd.	12,277
72,963	Taylor Wimpey plc	156,484
3,007	TJX Companies, Inc.	173,354
10,410	Toll Brothers, Inc.	414,006
16,100	Toyoda Gosei Company, Ltd.	376,655
1,500	United Arrows, Ltd.	45,854
154	WH Smith plc	4,364
4,177	Zumiez, Inc.[g]	133,288

	Total	17,762,005

Consumer Staples (3.2%)
2,300	Arcs Company, Ltd.	46,154
4,821	Bunge, Ltd.	260,334
2,996	Carlsberg AS	421,909
1,314	Casey’s General Stores, Inc.	224,444
10,897	Coca-Cola Company	593,124
11,182	Colgate-Palmolive Company	767,085
702	Costco Wholesale Corporation	208,571
22,241	Cott Corporation	285,797
3,138	ForFarmers BV	19,039
719	Glanbia plc	8,011
23,384	Hain Celestial Group, Inc.[g]	552,798
52,200	Japan Tobacco, Inc.	1,179,862
2,326	John B. Sanfilippo & Son, Inc.	246,835
1,970	Kimberly-Clark Corporation	261,774
4	Lindt & Spruengli AG	29,721
401	L’Oreal SA	117,117
700	Ministop Company, Ltd.	9,417
3,806	Monster Beverage Corporation[g]	213,631
8,580	Nestle SA	917,900
6,628	PepsiCo, Inc.	909,163
5,876	Philip Morris International, Inc.	478,541
7,200	Procter & Gamble Company	896,472
5,500	Sugi Holdings Company, Ltd.	305,290
13,600	Sundrug Company, Ltd.	450,034
27,596	SunOpta, Inc.[g]	52,708
152	Sysco Corporation	12,140
5,700	TreeHouse Foods, Inc.[g]	307,914
400	TSURUHA Holdings, Inc.	44,995
7,022	Turning Point Brands, Inc.	146,549
10,149	Unilever NV	599,874
16,196	Unilever plc	969,803
9,712	Wal-Mart Stores, Inc.	1,138,829

	Total	12,675,835

Energy (2.0%)
11,704	BP plc ADR	443,699
9,430	Chevron Corporation	1,095,200
4,964	Contura Energy, Inc.[g]	113,874
2,550	Diamondback Energy, Inc.	218,688
16,575	Enbridge, Inc.	603,496
34,270	Enterprise Products Partners, LP	892,048
4,444	EOG Resources, Inc.	308,014
14,400	EQT Corporation	154,656
34,438	Euronav NV	383,295
376	Exxon Mobil Corporation	25,406
504	Gaztransport Et Technigaz SA	45,984
10,094	Halliburton Company	194,310
30,760	Marathon Oil Corporation	354,663
8,712	Marathon Petroleum Corporation	557,132
8,292	Nine Energy Service, Inc.[g]	46,850
17,487	Pacific Drilling SAg	43,718
26,875	Patterson-UTI Energy, Inc.	223,600
2,755	Pioneer Natural Resources Company	338,920
20,115	Royal Dutch Shell plc, Class A	583,097
31,462	Royal Dutch Shell plc, Class B	906,101
2,265	Schlumberger, Ltd.	74,043
4,585	Talos Energy, Inc.[g]	98,715
22,087	WPX Energy, Inc.[g]	220,428

	Total	7,925,937

Financials (8.5%)
3,849	AB Industrivarden	83,395
8,040	Aflac, Inc.	427,406
3,940	Allianz SE	962,237
15,400	Ally Financial, Inc.	471,702
5,128	American Financial Group, Inc.	533,517

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (47.0%)	Value
Financials (8.5%) - continued
4,890	American International Group, Inc.	$258,974
1,516	Ameriprise Financial, Inc.	228,749
6,216	Ares Capital Corporation	113,753
1,324	Argo Group International Holdings, Ltd.	81,916
21,447	Assured Guaranty, Ltd.	1,006,293
2,461	Baloise Holding AG	455,170
42,635	Bank Leumi Le-Israel BM	310,564
52,218	Bank of America Corporation	1,632,857
276	Bank of Marin Bancorp	12,108
10,245	Bank of Montreal	758,399
2,792	Bank of N.T. Butterfield & Son, Ltd.	91,996
4,846	Berkshire Hathaway, Inc.[g]	1,030,163
946	BlackRock, Inc.	436,768
1,543	BOK Financial Corporation	119,042
6,015	Bridgewater Bancshares, Inc.[g]	75,729
6,780	Capital One Financial Corporation	632,235
5,084	Charles Schwab Corporation	206,970
2,540	Chubb, Ltd.	387,147
43,948	CI Financial Corporation	639,650
17,946	Citigroup, Inc.	1,289,600
16,174	CNP Assurances	321,042
3,577	Cohen & Steers, Inc.	234,079
3,020	Comerica, Inc.	197,568
1,122	Community Trust Bancorp, Inc.	49,155
39,100	DBS Group Holdings, Ltd.	745,280
706	Deutsche Boerse AG	109,331
14,550	Deutsche Pfandbriefbank AGh	198,845
25,139	Direct Line Insurance Group plc	88,634
23,269	DnB ASA	423,666
11,245	E*TRADE Financial Corporation	469,929
1,831	Ellington Residential Mortgage REIT	19,903
906	Enstar Group, Ltd.[g]	182,015
7,764	Euronext NVh	626,338
282	FBL Financial Group, Inc.	16,181
20,890	Fifth Third Bancorp	607,481
333	Financial Institutions, Inc.	10,466
2,315	First Busey Corporation	61,047
587	First Citizens BancShares, Inc.	288,757
302	First Defiance Financial Corporation	9,338
126	First Financial Corporation	5,528
4,758	First Interstate BancSystem, Inc.	199,646
213	First Mid-Illinois Bancshares, Inc.	7,434
3,900	First Republic Bank	414,804
57,827	FlexiGroup, Ltd.	77,689
785	Goldman Sachs Group, Inc.	167,503
1,502	Great Southern Bancorp, Inc.	90,751
1,743	Hamilton Lane, Inc.	103,918
12,842	Hartford Financial Services Group, Inc.	733,021
3,904	Heartland Financial USA, Inc.	182,629
16,555	Heritage Commerce Corporation	198,991
862	Hometrust Bancshares, Inc.	23,015
3,704	Horace Mann Educators Corporation	161,346
1,961	Houlihan Lokey, Inc.	92,677
128,183	HSBC Holdings plc	968,440
1,102	IA Financial Corporation, Inc.	53,071
4,238	IBERIABANK Corporation	311,027
389	Independent Bank Corporation	8,756
3,806	Intercontinental Exchange, Inc.	358,982
99,760	Israel Discount Bank, Ltd.	455,886
5,836	J.P. Morgan Chase & Company	729,033
1,605	Kemper Corporation	115,367
29,438	KeyCorp	529,001
810	L E Lundbergforetagen AB	30,529
582	Lakeland Bancorp, Inc.	9,632
7,402	Laurentian Bank of Canada	254,582
525	M&T Bank Corporation	82,178
34,984	Manulife Financial Corporation	651,551
448	Markel Corporation[g]	524,608
34,578	Medibank Private, Ltd.	80,592
7,740	Meridian Bancorp, Inc.	151,394
7,040	MetLife, Inc.	329,402
2,907	MidWestOne Financial Group, Inc.	94,754
454	Moody’s Corporation	100,193
5,890	Morgan Stanley	271,234
6,367	National Bank of Canada	328,816
2,630	New York Community Bancorp, Inc.	30,640
4,002	Northern Trust Corporation	398,919
1,981	Paragon Banking Group plc	12,914
1,934	Pargesa Holding SA	152,880
8,625	PCSB Financial Corporation	174,743
239	Peapack-Gladstone Financial Corporation	6,979
1,490	Primerica, Inc.	188,008
7,219	Prosight Global, Inc.[g]	114,493
2,310	Prudential Financial, Inc.	210,533
193	QCR Holdings, Inc.	7,832
14,150	Radian Group, Inc.	355,165
4,510	Raymond James Financial, Inc.	376,540
3,587	Royal Bank of Canada	289,335
978	S&P Global, Inc.	252,314
7,980	Seacoast Banking Corporation of Florida[g]	223,440
2,300	Senshu Ikeda Holdings, Inc.	4,125
10,266	Skandinaviska Enskilda Banken AB	98,465
18,452	SLM Corporation	155,735
4,053	State Auto Financial Corporation	134,114
2,179	State Street Corporation	143,967
13,410	Sun Life Financial, Inc.	601,622
214	Swiss Life Holding AG	107,175
9,200	Synovus Financial Corporation	311,604
4,166	Topdanmark AS	186,571
17,725	Toronto-Dominion Bank	1,012,146
4,042	TrustCo Bank Corporation	34,923
12,240	U.S. Bancorp	697,925
196	Washington Trust Bancorp, Inc.	10,014
511	Wells Fargo & Company	26,383
18,828	Zions Bancorporations NA	912,593
434	Zurich Insurance Group AG	169,998

	Total	33,205,470

Health Care (6.3%)
3,874	Abbott Laboratories	323,905
2,225	Alexion Pharmaceuticals, Inc.[g]	234,515
4,065	Amgen, Inc.	866,861
1,467	Anthem, Inc.	394,740
11,350	Bausch Health Companies, Inc.[g]	281,934
1,418	Becton, Dickinson and Company	363,008
641	Biogen, Inc.[g]	191,473
2,521	Catalent, Inc.[g]	122,647
1,385	Cigna Holding Company	247,167
10,986	CVS Health Corporation	729,360
7,293	Danaher Corporation	1,005,121
4,357	Edwards Lifesciences Corporation[g]	1,038,622
17,687	Gilead Sciences, Inc.	1,126,839
49,851	GlaxoSmithKline plc	1,141,837
11,477	Halozyme Therapeutics, Inc.[g]	175,828
655	Humana, Inc.	192,701
755	Illumina, Inc.[g]	223,118
664	Intuitive Surgical, Inc.[g]	367,159
2,300	Jazz Pharmaceuticals, Inc.[g]	288,949

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (47.0%)	Value
Health Care (6.3%) - continued
15,007	Johnson & Johnson	$1,981,524
1,000	KYORIN Holdings, Inc.	17,516
1,881	LHC Group, Inc.[g]	208,735
2,175	Ligand Pharmaceuticals, Inc.[g,i]	236,662
336	LNA Sante	17,737
15,594	Medtronic plc	1,698,187
14,903	Merck & Company, Inc.	1,291,494
7,200	Mitsubishi Tanabe Pharma Corporation	86,172
1,039	Neurocrine Biosciences, Inc.[g]	103,370
14,065	Novartis AG	1,228,934
19,780	Novo Nordisk AS	1,087,677
8,026	Optinose, Inc.[g,i]	62,763
1,012	PerkinElmer, Inc.	86,991
13,750	Pfizer, Inc.	527,587
8,177	Recordati SPA	343,631
4,371	Roche Holding AG	1,315,479
990	Stryker Corporation	214,107
5,631	Syneos Health, Inc.[g]	282,395
3,600	Thermo Fisher Scientific, Inc.	1,087,128
7,394	UnitedHealth Group, Inc.	1,868,464
2,650	Universal Health Services, Inc.	364,269
1,548	Vertex Pharmaceuticals, Inc.[g]	302,603
14,617	Wright Medical Group NVg	304,034
3,311	Zoetis, Inc.	423,543

	Total	24,456,786

Industrials (6.6%)
3,132	Aalberts NV	126,213
3,478	ACS Actividades de Construccion y Servicios, SA	141,131
9,201	AGCO Corporation	705,625
15,798	Altra Industrial Motion Corporation	486,578
6,296	AMETEK, Inc.	577,028
6,050	Arcosa, Inc.	232,381
4,598	ASGN, Inc.[g]	292,387
2,331	Assa Abloy AB	55,357
20,864	Atlas Copco AB, Class A	736,427
11,277	Atlas Copco AB, Class B	349,906
1,511	AZZ, Inc.	58,612
818	Boeing Company	278,046
1,790	CBIZ, Inc.[g]	48,992
2,203	CIA De Distribucion Integral	46,190
729	Cintas Corporation	195,860
1,652	Crane Company	126,411
797	CSW Industrials, Inc.	55,168
3,413	CSX Corporation	239,832
4,056	Curtiss-Wright Corporation	548,574
9,640	Delta Air Lines, Inc.	530,971
3,208	EMCOR Group, Inc.	281,374
6,631	Emerson Electric Company	465,165
4,471	Encore Wire Corporation	251,270
178	Fraport AG Frankfurt Airport Services Worldwide	14,878
26	Geberit AG	13,210
5,129	General Dynamics Corporation	906,807
260	Gorman-Rupp Company	9,604
1,700	GS Yuasa Corporation	30,992
29,111	GWA Group, Ltd.	58,392
400	Hanwa Company, Ltd.	11,653
5,300	Hino Motors, Ltd.	50,108
10,841	Honeywell International, Inc.	1,872,566
3,100	Huntington Ingalls Industries, Inc.	699,546
964	ICF International, Inc.	82,605
2,446	IDEX Corporation	380,426
3,500	Inaba Denki Sangyo Company, Ltd.	160,786
3,100	Ingersoll-Rand plc	393,359
6,820	Johnson Controls International plc	295,511
8,375	Koninklijke Philips NV	367,446
8,427	Legrand SA	657,716
1,655	Lockheed Martin Corporation	623,405
61,700	Marubeni Corporation	434,249
7,802	Meritor, Inc.[g]	171,878
28,100	Mitsubishi Corporation	714,707
2,700	Mitsuboshi Belting, Ltd.	50,803
33,200	Mitsui & Company, Ltd.	570,176
11,312	National Express Group plc	65,411
8,900	Nitto Kogyo Corporation	186,991
4,827	Nobina ABh	30,577
3,043	Norfolk Southern Corporation	553,826
3,448	Northgate plc	15,387
1,400	Old Dominion Freight Line, Inc.	254,912
16,540	PageGroup plc	95,300
2,110	Parker-Hannifin Corporation	387,164
15,355	Primoris Services Corporation	313,856
3,958	Raven Industries, Inc.	138,055
30,194	RELX plc	726,933
6,637	Ritchie Brothers Auctioneers, Inc.	272,913
1,629	Saia, Inc.[g]	145,307
5,480	Sandvik AB	96,817
6,416	Schneider Electric SE	596,306
14,806	Signify NVh	433,817
21,085	SKF AB	381,768
73,600	Sojitz Corporation	231,659
13,900	Southwest Airlines Company	780,207
1,416	Spirax-Sarco Engineering plc	145,316
426	Standex International Corporation	32,282
29,100	Sumitomo Corporation	472,654
47,200	Sumitomo Electric Industries, Ltd.	647,289
1,300	Taikisha, Ltd.	42,053
788	Teledyne Technologies, Inc.[g]	259,725
3,700	Toppan Forms Company, Ltd.	36,985
2,545	Transcontinental, Inc.	29,061
2,800	Tsubakimoto Chain Company	95,665
197	UniFirst Corporation	39,565
5,000	United Airlines Holdings, Inc.[g]	454,200
400	United Rentals, Inc.[g]	53,428
6,610	United Technologies Corporation	949,064
2,086	Valmont Industries, Inc.	286,178
5,194	Verisk Analytics, Inc.	751,572
4,240	Volvo AB	63,540
976	Waste Connections, Inc.	90,182
1,600	Yuasa Trading Company, Ltd.	49,637

	Total	25,605,923

Information Technology (8.8%)
3,278	Accenture plc	607,807
845	Adobe, Inc.[g]	234,851
1,848	Advanced Energy Industries, Inc.[g]	109,217
28,576	Advanced Micro Devices, Inc.[g]	969,584
8,561	Akamai Technologies, Inc.[g]	740,526
3,100	Alliance Data Systems Corporation	310,000
7,494	Amadeus IT Holding SA	554,393
5,783	Amphenol Corporation	580,208
2,484	ANSYS, Inc.[g]	546,853
13,163	Apple, Inc.	3,274,428
580	Arista Networks, Inc.[g]	141,851
4,238	Automatic Data Processing, Inc.	687,531
646	BE Semiconductor Industries NV	23,949
3,561	Blackline, Inc.[g]	166,441
6,500	Canon, Inc.	178,358
4,649	Capgemini SA	524,083

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (47.0%)	Value
Information Technology (8.8%) - continued
14,595	CGI, Inc.[g]	$1,134,489
16,474	Ciena Corporation[g]	611,515
56,413	Cisco Systems, Inc.	2,680,182
2,125	Clearwater Energy, Inc.	36,486
2,631	Computer Services, Inc.	118,395
16,669	Computershare, Ltd.	181,950
2,825	DocuSign, Inc.[g]	186,987
11,582	Dolby Laboratories, Inc.	745,070
1,652	Euronet Worldwide, Inc.[g]	231,396
404	Fair Isaac Corporation[g]	122,832
1,552	Fiserv, Inc.[g]	164,729
27,256	Halma plc	661,380
338	International Business Machines Corporation	45,201
2,740	Intuit, Inc.	705,550
3,050	KLA-Tencor Corporation	515,572
757	Lam Research Corporation	205,177
4,922	Lattice Semiconductor Corporation[g]	96,422
5,184	MasterCard, Inc.	1,434,983
1,150	Microchip Technology, Inc.	108,434
16,566	Micron Technology, Inc.[g]	787,713
32,739	Microsoft Corporation	4,693,790
287	MicroStrategy, Inc.[g]	43,983
780	Monolithic Power Systems, Inc.	116,938
1,849	Motorola Solutions, Inc.	307,526
6,238	National Instruments Corporation	258,191
4,600	NEC Networks & System Integration Corporation	145,194
1,475	Nice, Ltd. ADR[g]	232,740
1,443	NVIDIA Corporation	290,072
14,384	Oracle Corporation	783,784
5,090	PayPal Holdings, Inc.[g]	529,869
5,084	Plexus Corporation[g]	375,911
3,560	QUALCOMM, Inc.	286,366
1,828	Rogers Corporation[g]	247,657
1,800	Ryoyo Electro Corporation	31,945
8,480	SailPoint Technologies Holdings, Inc.[g]	164,173
2,578	Salesforce.com, Inc.[g]	403,431
317	Samsung Electronics Company, Ltd. GDR	338,869
2,500	Shinko Electric Industries Company, Ltd.	24,399
2,284	Square, Inc.[g,i]	140,306
4,028	Synopsys, Inc.[g]	546,801
5,065	TE Connectivity, Ltd.	453,318
7,600	Teradata Corporation[g]	227,468
7,700	Teradyne, Inc.	471,394
11,219	Texas Instruments, Inc.	1,323,730
350	TTM Technologies, Inc.[g]	4,099
1,156	VeriSign, Inc.[g]	219,663
5,273	Virtusa Corporation[g]	196,577
5,112	Visa, Inc.	914,332

	Total	34,197,069

Materials (1.6%)
8,080	Alcoa Corporation[g]	167,983
523	AptarGroup, Inc.	61,792
1,115	Balchem Corporation	112,849
6,050	Ball Corporation	423,318
8,564	BHP Group, Ltd.	209,925
3,015	Boise Cascade Company	107,847
8,290	CF Industries Holdings, Inc.	375,951
6,440	Eastman Chemical Company	489,698
4,001	Ecolab, Inc.	768,472
9,032	Granges AB	87,920
5,876	Hexpol AB	52,427
2,400	Hokuetsu Corporation	12,223
13,300	JSR Corporation	249,691
663	Kadant, Inc.	60,200
462	Kaiser Aluminum Corporation	49,471
4,059	Koninklijke DSM NV	481,755
8,800	Kyoei Steel, Ltd.	160,254
1,500	Lintec Corporation	31,504
11,921	Louisiana-Pacific Corporation	348,451
6,000	Mitsubishi Gas Chemical Company, Inc.	84,642
36,800	Nippon Steel Corporation	537,116
600	Nissan Chemical Industries, Ltd.	24,635
3,440	Nucor Corporation	185,244
853	PPG Industries, Inc.	106,727
19,878	Sandfire Resources NL	79,391
500	Sanyo Special Steel Company, Ltd.	6,332
419	Sherwin-Williams Company	239,802
10,050	Steel Dynamics, Inc.	305,118
1,300	Taiyo Holdings Company, Ltd.	47,113
5,900	Toagosei Company, Ltd.	65,394
2,031	United States Lime & Minerals, Inc.	179,743
6,843	UPM-Kymmene Oyj	222,873
8,309	Verso Corporation[g]	121,644

	Total	6,457,505

Real Estate (2.1%)
2,392	Agree Realty Corporation	188,418
2,946	Alexandria Real Estate Equities, Inc.	467,678
4,795	Allied Properties REIT	195,062
4,891	Alstria Office REIT AG	91,643
6,725	American Campus Communities, Inc.	336,116
2,104	American Tower Corporation	458,840
5,372	Apple Hospitality REIT, Inc.	88,531
39,500	Ascendas REIT	91,998
11,800	Ascott Residence Trust[g]	11,959
4,607	Camden Property Trust	526,903
9,472	Castellum AB	193,566
3,468	Choice Properties REIT	36,600
171	Cofinimmo SA	25,289
1,023	CoreSite Realty Corporation	120,203
6,403	Cousins Properties, Inc.	256,952
3,700	Daito Trust Construction Company, Ltd.	490,326
728	Deutsche EuroShop AG	21,789
2,395	Digital Realty Trust, Inc.	304,261
10,759	Duke Realty Corporation	378,071
954	Entra ASA[h]	14,286
2,109	First Capital Realty, Inc.	34,907
6,317	Granite REIT	312,804
1,791	H&R REIT	30,296
25,138	Host Hotels & Resorts, Inc.	412,012
51,000	Hysan Development Company, Ltd.	201,004
13,357	Klepierre SA	497,885
286	LEG Immobilien AG	32,851
23,200	Mapletree Commercial Trust	39,711
1,647	Mapletree Commercial Trust Rights[c,g]	102
15,600	Mapletree Logistics Trust	19,255
4,685	Merlin Properties Socimi SA	68,967
10,476	MGIC Investment Corporation	143,626
134,131	Mirvac Group	297,218
532	Northview Apartment REIT	11,657
7,048	Physicians Realty Trust	131,586
3,461	PSP Swiss Property AG	458,115
5,375	QTS Realty Trust, Inc.	288,046
4,724	Quebecor, Inc.	109,824
3,987	RioCan REIT	80,006

The accompanying Notes to Financial Statements are an integral part of this schedule.

17

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (47.0%)	Value
Real Estate (2.1%) - continued
17,000	Road King Infrastructure, Ltd.	$31,100
2,187	Swiss Prime Site AG	225,418
8,719	TAG Immobilien AG	211,887
1,803	Terreno Realty Corporation	101,707
40,200	Wing Tai Holdings, Ltd.	59,953

	Total	8,098,428

Utilities (1.0%)
23,531	AGL Energy, Ltd.	321,213
7,400	Alliant Energy Corporation	394,716
6,200	CMS Energy Corporation	396,304
6,939	Contact Energy, Ltd.	32,819
18,667	Enagas SA	461,907
4,200	Entergy Corporation	510,216
15,351	Exelon Corporation	698,317
2,445	New Jersey Resources Corporation	106,602
2,487	Northland Power, Inc.	49,661
1,734	NorthWestern Corporation	125,750
4,058	PNM Resources, Inc.	211,625
5,250	Public Service Enterprise Group, Inc.	332,377
1,627	Spire, Inc.	136,765
358	Unitil Corporation	22,293

	Total	3,800,565

	Total Common Stock (cost $165,208,189)	183,469,711

Principal Amount	Long-Term Fixed Income (24.7%)	Value
Asset-Backed Securities (2.1%)
	Babson CLO, Ltd.
	4.866%, (LIBOR 3M + 2.900%), 7/20/2029, Ser.
625,000	2018-3A, Class Db,h	584,800
	Bayview Opportunity Master Fund Trust
	3.228%, 8/28/2034, Ser.
72,050	2019-LT1, Class A1[h]	72,072
	Benefit Street Partners CLO IV, Ltd.
	3.716%, (LIBOR 3M + 1.750%), 1/20/2029, Ser.
300,000	2014-IVA, Class A2RRb,h	299,456
	Business Jet Securities, LLC
	4.447%, 6/15/2033, Ser.
378,067	2018-2, Class Ah	384,409
	Cent CLO, LP
	4.240%, (LIBOR 3M + 2.300%), 10/25/2028, Ser.
750,000	2018-27A, Class Bb,h	734,495
	College Ave Student Loans, LLC
	3.473%, (LIBOR 1M + 1.650%), 11/26/2046, Ser.
203,695	2017-A, Class A1[b,h]	204,590
	Foundation Finance Trust
	3.300%, 7/15/2033, Ser.
162,826	2017-1A, Class Ah	163,751
	Harley Marine Financing, LLC
	5.682%, 5/15/2043, Ser.
404,588	2018-1A, Class A2[h]	358,061
	Madison Park Funding XIV, Ltd.
	3.353%, (LIBOR 3M + 1.400%), 10/22/2030, Ser.
425,000	2014-14A, Class A2RRb,h	419,688
	OHA Credit Funding 1, Ltd.
	3.416%, (LIBOR 3M + 1.450%), 10/20/2030, Ser.
350,000	2018-1A, Class A2[b,h]	345,782
	OZLM Funding II, Ltd.
	3.436%, (LIBOR 3M + 1.500%), 7/30/2031, Ser.
700,000	2012-2A, Class A1BRb,h	693,671
	OZLM IX, Ltd.
	3.516%, (LIBOR 3M + 1.550%), 10/20/2031, Ser.
400,000	2014-9A, Class A1BRb,h	395,982
	Palmer Square Loan Funding, Ltd.
	4.216%, (LIBOR 3M + 2.250%), 4/20/2027, Ser.
300,000	2019-1A, Class Bb,h	294,747
	Park Avenue Institutional Advisers CLO, Ltd.
	3.466%, (LIBOR 3M + 1.500%), 10/20/2031, Ser.
700,000	2018-1A, Class A1Bb,h	689,520
	Preston Ridge Partners Mortgage Trust, LLC
	4.250%, 1/25/2022, Ser.
33,634	2017-1A, Class A1[h,j]	33,700
	Pretium Mortgage Credit Partners, LLC
	3.721%, 1/25/2059, Ser.
391,056	2019-CFL1, Class A1[h,j]	391,050
	4.826%, 9/25/2058, Ser.
202,300	2018-NPL4, Class A1[h,j]	203,422
	Riserva CLO, Ltd.
	3.703%, (LIBOR 3M + 1.700%), 10/18/2028, Ser.
325,000	2016-3A, Class BRb,h	323,313
	Sound Point CLO X, Ltd.
	4.666%, (LIBOR 3M + 2.700%), 1/20/2028, Ser.
350,000	2015-3A, Class DRb,h	332,658
	Sound Point CLO XXI, Ltd.
	3.386%, (LIBOR 3M + 1.450%), 10/26/2031, Ser.
700,000	2018-3A, Class A1Bb,h	689,243
	THL Credit Wind River CLO, Ltd.
	4.836%, (LIBOR 3M + 2.850%), 7/15/2028, Ser.
350,000	2016-1A, Class DRb,h	335,206
	Vericrest Opportunity Loan Transferee
	3.352%, 9/25/2049, Ser.
292,240	2019-NPL5, Class A1Ah,j	292,519

	Total	8,242,135

Basic Materials (0.4%)
	Anglo American Capital plc
76,000	4.125%, 9/27/2022[h]	79,417
	BHP Billiton Finance USA, Ltd.
132,000	6.750%, 10/19/2075[b,h]	154,764
	CF Industries, Inc.
110,000	3.450%, 6/1/2023	111,650
	First Quantum Minerals, Ltd.
220,000	7.500%, 4/1/2025[h]	220,275

The accompanying Notes to Financial Statements are an integral part of this schedule.

18

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (24.7%)	Value
Basic Materials (0.4%) - continued
	Kinross Gold Corporation
$38,000	5.125%, 9/1/2021	$39,406
	Krayton Polymers, LLC
110,000	7.000%, 4/15/2025[h]	111,650
	Novelis Corporation
210,000	5.875%, 9/30/2026[h]	220,521
	Olin Corporation
200,000	5.125%, 9/15/2027	205,770
	Packaging Corporation of America
55,000	2.450%, 12/15/2020	55,225
	Peabody Securities Finance Corporation
170,000	6.375%, 3/31/2025[h]	140,675
	Syngenta Finance NV
64,000	3.933%, 4/23/2021[h]	65,083
	Tronox Finance plc
120,000	5.750%, 10/1/2025[h]	113,100
	Vale Overseas, Ltd.
18,000	4.375%, 1/11/2022	18,738
	Xstrata Finance Canada, Ltd.
57,000	4.950%, 11/15/2021[h]	59,684

	Total	1,595,958

Capital Goods (1.2%)
	AECOM
235,000	5.125%, 3/15/2027	247,854
	Aerojet Rocketdyne Holdings, Inc., Convertible
219,000	2.250%, 12/15/2023	379,126
	Amsted Industries, Inc.
145,000	5.625%, 7/1/2027[h]	152,975
	Ardagh Packaging Finance plc
210,000	6.000%, 2/15/2025[h]	220,500
	Bombardier, Inc.
310,000	7.500%, 3/15/2025[h]	296,437
	Building Materials Corporation of America
285,000	6.000%, 10/15/2025[h]	299,250
	Caterpillar Financial Services Corporation
55,000	1.850%, 9/4/2020	54,977
53,000	1.900%, 9/6/2022	53,058
	Cemex SAB de CV
310,000	5.700%, 1/11/2025[h]	318,990
	Chart Industries, Inc., Convertible
26,000	1.000%, 11/15/2024[h]	31,229
	Cintas Corporation No. 2
57,000	2.900%, 4/1/2022	58,204
	CNH Industrial Capital, LLC
56,000	4.875%, 4/1/2021	57,808
	Covanta Holding Corporation
110,000	6.000%, 1/1/2027	114,950
	Crown Americas Capital Corporation IV
260,000	4.500%, 1/15/2023	271,700
	General Electric Company
240,000	5.000%, 1/21/2021[b,k]	231,470
	H&E Equipment Services, Inc.
190,000	5.625%, 9/1/2025	199,738
	KBR, Inc., Convertible
74,000	2.500%, 11/1/2023[h]	92,653
	L3Harris Technologies, Inc.
65,000	4.950%, 2/15/2021[h]	66,825
	Lockheed Martin Corporation
60,000	2.500%, 11/23/2020	60,313
	Owens-Brockway Glass Container, Inc.
230,000	5.000%, 1/15/2022[h]	237,475
	Parker-Hannifin Corporation
64,000	2.700%, 6/14/2024	65,242
	Patrick Industries, Inc., Convertible
77,000	1.000%, 2/1/2023	72,327
	Republic Services, Inc.
36,000	2.500%, 8/15/2024	36,606
	Reynolds Group Issuer, Inc.
250,000	5.125%, 7/15/2023[h]	256,488
	Rockwell Collins, Inc.
37,000	2.800%, 3/15/2022	37,698
	Roper Technologies, Inc.
31,000	2.350%, 9/15/2024	31,192
	Textron Financial Corporation
140,000	3.893%, (LIBOR 3M + 1.735%), 2/15/2042[b,h]	105,350
	TTM Technologies, Inc., Convertible
160,000	1.750%, 12/15/2020	205,400
	United Rentals North America, Inc.
300,000	5.500%, 7/15/2025	311,610
	United Technologies Corporation
70,000	3.950%, 8/16/2025	76,631
	Waste Management, Inc.
32,000	2.950%, 6/15/2024	33,176

	Total	4,677,252

Collateralized Mortgage Obligations (4.4%)
	Alternative Loan Trust 2007-6
	5.750%, 4/25/2047, Ser.
166,890	2007-6, Class A4	146,626
	Antler Mortgage Trust
	4.458%, 6/27/2022, Ser.
350,000	2019-RTL1, Class A1[h]	354,665
	4.335%, 7/25/2022, Ser.
1,100,000	2018-RTL1, Class A1[h]	1,103,777
	Banc of America Alternative Loan Trust
	6.000%, 11/25/2035, Ser.
251,708	2005-10, Class 3CB1	242,733
	Banc of America Mortgage Securities Trust
	4.034%, 9/25/2035, Ser.
287,000	2005-H, Class 3A1[b]	286,524
	Banc of America Mortgage Securities, Inc.
	4.026%, 9/25/2035, Ser.
60,383	2005-H, Class 2A1[b]	59,815
	Bellemeade Re 2018-1, Ltd.
	3.423%, (LIBOR 1M + 1.600%), 4/25/2028, Ser.
621,082	2018-1A, Class M1Bb,h	621,741
	CHL Mortgage Pass-Through Trust
	3.784%, 11/20/2035, Ser.
279,946	2005-HYB7, Class 6A1[b]	257,688

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (24.7%)	Value
Collateralized Mortgage Obligations (4.4%) - continued
	4.143%, 12/20/2035, Ser.
$136,723	2005-HYB8, Class 3A1[b]	$134,916
	6.000%, 11/25/2037, Ser.
392,001	2007-18, Class 1A2	331,473
	CIM Trust
	5.000%, 12/25/2057, Ser.
275,572	2018-R3, Class A1[b,h]	289,279
	Citigroup Mortgage Loan Trust, Inc.
	4.738%, 4/25/2037, Ser.
332,820	2007-AR5, Class 1A1Ab	333,795
	Countrywide Alternative Loan Trust
	6.500%, 8/25/2036, Ser.
296,971	2006-23CB, Class 2A3	178,404
	Countrywide Home Loan Mortgage Pass Through Trust
	3.960%, 11/25/2035, Ser.
160,649	2005-22, Class 2A1[b]	146,151
	Credit Suisse First Boston Mortgage Securities Corporation
	5.250%, 10/25/2035, Ser.
124,047	2005-9, Class 1A3	126,509
	Credit Suisse Mortgage Capital Certificates
	3.322%, 10/25/2058, Ser.
246,326	2019-RPL8, Class A1[b,h]	247,612
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
	5.250%, 6/25/2035, Ser.
234,886	2005-3, Class 4A6	245,829
	Eagle Re, Ltd.
	3.623%, (LIBOR 1M + 1.800%), 4/25/2029, Ser.
600,000	2019-1, Class M1Bb,h	601,467
	Federal Home Loan Mortgage Corporation - REMIC
	3.000%, 5/15/2027, Ser.
871,275	4046, Class GIl	58,623
	3.500%, 10/15/2032, Ser.
961,432	4119, Class KIl	118,453
	3.000%, 4/15/2033, Ser.
1,012,544	4203, Class DIl	76,011
	Federal National Mortgage Association - REMIC
	3.000%, 7/25/2027, Ser.
1,140,674	2012-73, Class DIl	84,818
	3.000%, 7/25/2027, Ser.
934,815	2012-74, Class AIl	61,003
	3.000%, 8/25/2027, Ser.
1,466,855	2012-95, Class HIl	94,385
	3.000%, 11/25/2027, Ser.
2,241,222	2012-121, Class BIl	161,431
	3.000%, 12/25/2027, Ser.
1,248,170	2012-139, Class DIl	85,343
	2.500%, 1/25/2028, Ser.
686,564	2012-152, Class AIl	44,693
	3.000%, 1/25/2028, Ser.
1,642,449	2012-147, Class EIl	112,237
	3.000%, 3/25/2028, Ser.
2,631,871	2013-18, Class ILl	176,218
	2.500%, 6/25/2028, Ser.
903,114	2013-87, Class IWl	58,923
	3.000%, 11/25/2031, Ser.
979,335	2013-69, Class IOl	60,841
	3.000%, 2/25/2033, Ser.
589,588	2013-1, Class YIl	69,068
	GMAC Mortgage Corporation Loan Trust
	4.068%, 5/25/2035, Ser.
153,761	2005-AR2, Class 4Ab	151,543
	2.323%, (LIBOR 1M + 0.500%), 8/25/2035, Ser.
25,680	2005-HE1, Class A2[b,m]	31,013
	IndyMac INDA Mortgage Loan Trust
	3.868%, 8/25/2036, Ser.
749,805	2006-AR1, Class A1[b]	728,343
	IndyMac INDX Mortgage Loan Trust
	2.033%, (LIBOR 1M + 0.210%), 4/25/2046, Ser.
326,297	2006-AR2, Class 1A1Bb	309,610
	J.P. Morgan Alternative Loan Trust
	4.286%, 3/25/2036, Ser.
138,656	2006-A1, Class 2A1[b]	132,047
	6.500%, 3/25/2036, Ser.
407,319	2006-S1, Class 1A19	339,314
	Legacy Mortgage Asset Trust
	4.000%, 1/25/2059, Ser.
398,932	2019-GS1, Class A1[h]	403,781
	3.250%, 6/25/2059, Ser.
425,000	2019-GS7, Class A1[c,h,j]	425,217
	Lehman Mortgage Trust
	6.000%, 1/25/2036, Ser.
33,933	2005-3, Class 2A7	35,281
	Master Asset Securitization Trust
	2.323%, (LIBOR 1M + 0.500%), 6/25/2036, Ser.
370,789	2006-2, Class 2A2[b]	154,575
	Merrill Lynch Mortgage Investors Trust
	4.332%, 6/25/2035, Ser.
241,080	2005-A5, Class M1[b]	254,977
	Oak Hill Advisors Residential Loan Trust
	3.125%, 6/25/2057, Ser.
8,033	2017-NPL1, Class A1[h,j]	8,032
	Preston Ridge Partners Mortgage Trust, LLC
	4.500%, 1/25/2024, Ser.
129,444	2019-1A, Class A1[h,j]	130,144
	3.967%, 4/25/2024, Ser.
414,650	2019-2A, Class A1[h,j]	416,323
	Pretium Mortgage Credit Partners, LLC
	4.213%, 7/25/2060, Ser.
340,040	2019-NPL1, Class A1[h,j]	342,878
	Radnor RE, Ltd.
	4.523%, (LIBOR 1M + 2.700%), 3/25/2028, Ser.
475,000	2018-1, Class M2[b,h]	477,307
	RCO 2017-INV1 Trust
	3.197%, 11/25/2052, Ser.
495,574	2017-INV1, Class Ab,h	494,201
	Renaissance Home Equity Loan Trust
	5.285%, 1/25/2037, Ser.
457,524	2006-4, Class AF2[j]	235,062

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (24.7%)	Value
Collateralized Mortgage Obligations (4.4%) - continued
	Residential Accredit Loans, Inc. Trust
	6.000%, 8/25/2035, Ser.
$179,726	2005-QS10, Class 2A	$180,976
	5.750%, 9/25/2035, Ser.
188,506	2005-QS13, Class 2A3	187,079
	6.000%, 1/25/2037, Ser.
130,457	2007-QS1, Class 1A1	123,673
	Residential Asset Securitization Trust
	3.593%, 1/25/2034, Ser.
185,324	2004-IP1, Class A1[b]	186,192
	Residential Funding Mortgage Security I Trust
	6.000%, 7/25/2037, Ser.
305,502	2007-S7, Class A20	301,582
	Starwood Mortgage Residential Trust
	4.121%, 10/25/2048, Ser.
346,115	2018-IMC2, Class A1[b,h]	353,237
	Structured Adjustable Rate Mortgage Loan Trust
	4.237%, 7/25/2035, Ser.
112,982	2005-15, Class 4A1[b]	106,568
	4.080%, 9/25/2035, Ser.
212,989	2005-18, Class 1A1[b]	189,286
	Structured Asset Mortgage Investments, Inc.
	2.133%, (LIBOR 1M + 0.310%), 12/25/2035, Ser.
438,279	2005-AR4, Class A1[b]	444,439
	Toorak Mortgage Corporation
	4.375%, 8/25/2021, Ser.
450,000	2018-1, Class A1[h]	454,554
	4.458%, 3/25/2022, Ser.
500,000	2019-1, Class A1[h,j]	508,778
	Vericrest Opportunity Loan Trust
	3.750%, 4/25/2048, Ser.
244,627	2018-NPL1, Class A1[h,j]	245,404
	3.967%, 3/25/2049, Ser.
97,342	2019-NPL3, Class A1[h,j]	97,875
	3.352%, 8/25/2049, Ser.
117,929	2019-NPL4, Class A1Ah,j	118,084
	4.090%, 11/25/2049, Ser.
500,000	2019-NPL8, Class A1Bh,j	501,619
	Verus Securitization Trust
	3.345%, 4/25/2059, Ser.
345,313	2019-2, Class A2[b,h]	348,107
	Wachovia Asset Securitization, Inc.
	1.963%, (LIBOR 1M + 0.140%), 7/25/2037, Ser.
197,223	2007-HE1, Class Ab,h,m	184,864
	WaMu Mortgage Pass Through Certificates
	3.270%, (12 MTA + 0.880%), 10/25/2046, Ser.
246,803	2006-AR13, Class 1Ab	235,192
	3.130%, (12 MTA + 0.740%), 1/25/2047, Ser.
148,156	2006-AR19, Class 1Ab	144,563
	Wells Fargo Home Equity Trust
	2.323%, (LIBOR 1M + 0.500%), 4/25/2034, Ser.
192,479	2004-1, Class M1[b]	190,098
	Wells Fargo Mortgage Backed Securities Trust
	4.991%, 3/25/2036, Ser.
86,272	2006-AR2, Class 2A1[b]	88,878
	6.000%, 7/25/2037, Ser.
77,511	2007-10, Class 1A1	78,236

	Total	17,309,983

Commercial Mortgage-Backed Securities (0.2%)
	Federal National Mortgage Association
327,580	4.500%, 5/1/2048	345,286
	Federal National Mortgage Association - ACES
	1.468%, 2/25/2031, Ser.
4,500,000	2019-M21, Class X2[b,c,l]	511,110

	Total	856,396

Communications Services (2.0%)
	AMC Networks, Inc.
225,000	5.000%, 4/1/2024	229,176
	American Tower Corporation
60,000	2.800%, 6/1/2020	60,253
46,000	3.375%, 5/15/2024	47,996
37,000	2.950%, 1/15/2025	37,996
	AT&T, Inc.
128,000	4.450%, 4/1/2024	138,752
	CCO Holdings, LLC
100,000	5.500%, 5/1/2026[h]	105,375
100,000	5.125%, 5/1/2027[h]	105,375
	CCOH Safari, LLC
310,000	5.750%, 2/15/2026[h]	327,360
	Charter Communications Operating, LLC
68,000	3.579%, 7/23/2020	68,565
32,000	4.500%, 2/1/2024	34,419
33,000	4.908%, 7/23/2025	36,405
	Comcast Corporation
76,000	1.625%, 1/15/2022	75,945
35,000	3.700%, 4/15/2024	37,507
35,000	3.950%, 10/15/2025	38,442
	Cox Communications, Inc.
48,000	2.950%, 6/30/2023[h]	49,055
	Crown Castle International Corporation
25,000	3.400%, 2/15/2021	25,415
39,000	3.150%, 7/15/2023	39,974
	CSC Holdings, LLC
200,000	5.500%, 5/15/2026[h]	210,750
	Deutsche Telekom International Finance BV
36,000	2.485%, 9/19/2023[h]	36,250
	Discovery Communications, LLC
75,000	2.950%, 3/20/2023	76,402
	DISH Network Corporation, Convertible
993,000	3.375%, 8/15/2026	928,516
	Embarq Corporation
110,000	7.995%, 6/1/2036	108,900
	Fox Corporation
68,000	4.030%, 1/25/2024[h]	72,673

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (24.7%)	Value
Communications Services (2.0%) - continued
	Frontier Communications Corporation
$180,000	8.000%, 4/1/2027[h]	$189,000
	GCI Liberty, Inc., Convertible
680,000	1.750%, 9/30/2046[h]	914,294
	Gray Escrow, Inc.
220,000	7.000%, 5/15/2027[h]	240,739
	IAC FinanceCo, Inc., Convertible
167,000	0.875%, 10/1/2022[h]	265,683
	Level 3 Communications, Inc.
200,000	5.375%, 1/15/2024	203,750
	Level 3 Financing, Inc.
190,000	5.250%, 3/15/2026	198,312
	Liberty Interactive, LLC, Convertible
109,000	1.800%, 1/15/2031	96,857
	Liberty Media Corporation, Convertible
405,000	1.000%, 1/30/2023	512,688
	Moody’s Corporation
38,000	2.750%, 12/15/2021	38,591
	Neptune Finco Corporation
95,000	10.875%, 10/15/2025[h]	107,204
	Netflix, Inc.
200,000	4.875%, 4/15/2028	206,658
	Nexstar Escrow Corporation
160,000	5.625%, 8/1/2024[h]	166,941
	Sirius XM Radio, Inc.
210,000	5.000%, 8/1/2027[h]	220,762
	Sprint Corporation
385,000	7.625%, 2/15/2025	423,019
	T-Mobile USA, Inc.
310,000	4.500%, 2/1/2026	319,688
	Twitter, Inc., Convertible
364,000	0.250%, 6/15/2024	347,530
	Verizon Communications, Inc.
91,000	2.946%, 3/15/2022	93,268
73,000	3.258%, (LIBOR 3M + 1.100%), 5/15/2025[b]	74,255
	Viacom, Inc.
55,000	4.250%, 9/1/2023	58,444
85,000	5.875%, 2/28/2057[b]	88,294
	Vodafone Group plc
48,000	3.750%, 1/16/2024	50,620

	Total	7,708,098

Consumer Cyclical (1.5%)
	Allison Transmission, Inc.
280,000	5.000%, 10/1/2024[h]	287,000
	American Honda Finance Corporation
57,000	2.000%, 2/14/2020	57,013
53,000	2.050%, 1/10/2023	53,131
	BMW Finance NV
31,000	2.250%, 8/12/2022[h]	31,123
	Brookfield Property REIT, Inc.
110,000	5.750%, 5/15/2026[h]	114,675
	Brookfield Residential Properties, Inc.
225,000	6.250%, 9/15/2027[h]	229,500
	Cinemark USA, Inc.
204,000	4.875%, 6/1/2023	207,060
	D.R. Horton, Inc.
53,000	2.550%, 12/1/2020	53,184
	Daimler Finance North America, LLC
29,000	2.550%, 8/15/2022[h]	29,263
	Ford Motor Credit Company, LLC
85,000	2.597%, 11/4/2019	85,000
57,000	3.336%, 3/18/2021	57,329
71,000	5.596%, 1/7/2022	74,838
	General Motors Financial Company, Inc.
57,000	2.650%, 4/13/2020	57,094
57,000	4.375%, 9/25/2021	59,004
33,000	4.200%, 11/6/2021	34,101
37,000	3.150%, 6/30/2022	37,579
63,000	3.950%, 4/13/2024	65,217
	Hanesbrands, Inc.
150,000	4.875%, 5/15/2026[h]	158,625
	Harley-Davidson Financial Services, Inc.
48,000	4.050%, 2/4/2022[h]	49,691
	Hilton Domestic Operating Company, Inc.
210,000	4.875%, 1/15/2030[h]	223,125
	Home Depot, Inc.
60,000	2.625%, 6/1/2022	61,395
	Hyundai Capital America
48,000	3.000%, 6/20/2022[h]	48,497
	L Brands, Inc.
189,000	6.694%, 1/15/2027	186,165
	Landry’s, Inc.
200,000	6.750%, 10/15/2024[h]	206,020
	Lennar Corporation
55,000	2.950%, 11/29/2020	55,069
18,000	4.125%, 1/15/2022	18,495
265,000	4.500%, 4/30/2024	280,237
	Live Nation Entertainment, Inc.
100,000	5.625%, 3/15/2026[h]	106,500
70,000	4.750%, 10/15/2027[h]	72,982
	Macy’s Retail Holdings, Inc.
15,000	3.875%, 1/15/2022	15,372
22,000	2.875%, 2/15/2023	21,853
	Mattamy Group Corporation
170,000	6.500%, 10/1/2025[h]	179,775
	McDonald’s Corporation
64,000	3.350%, 4/1/2023	66,849
	MGM Resorts International
175,000	6.000%, 3/15/2023	192,994
190,000	5.750%, 6/15/2025	210,900
	Navistar International Corporation
185,000	6.625%, 11/1/2025[h]	188,700
	New Red Finance, Inc.
180,000	4.250%, 5/15/2024[h]	184,725
60,000	5.000%, 10/15/2025[h]	61,800
	Prime Security Services Borrower, LLC
215,000	5.750%, 4/15/2026[h]	220,509
	Ralph Lauren Corporation
60,000	2.625%, 8/18/2020	60,379
	Ryman Hospitality Properties, Inc.
120,000	4.750%, 10/15/2027[h]	124,062
	Scientific Games International, Inc.
100,000	5.000%, 10/15/2025[h]	103,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

22

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (24.7%)	Value
Consumer Cyclical (1.5%) - continued
	ServiceMaster Company, LLC
$210,000	5.125%, 11/15/2024[h]	$217,613
	Six Flags Entertainment Corporation
210,000	4.875%, 7/31/2024[h]	216,825
	Viking Cruises, Ltd.
150,000	5.875%, 9/15/2027[h]	159,375
	Visa, Inc.
60,000	2.200%, 12/14/2020	60,298
	Volkswagen Group of America Finance, LLC
55,000	4.250%, 11/13/2023[h]	58,938
	Yum! Brands, Inc.
255,000	5.000%, 6/1/2024[h]	264,562
50,000	4.750%, 1/15/2030[h]	52,438

	Total	5,659,879

Consumer Non-Cyclical (1.5%)
	Abbott Laboratories
76,000	2.550%, 3/15/2022	77,205
40,000	3.400%, 11/30/2023	42,184
	AbbVie, Inc.
76,000	2.500%, 5/14/2020	76,221
38,000	2.900%, 11/6/2022	38,738
	Albertson’s Companies, LLC
220,000	6.625%, 6/15/2024	230,725
	Allergan, Inc.
36,000	2.800%, 3/15/2023	36,379
	Altria Group, Inc.
32,000	3.800%, 2/14/2024	33,525
32,000	4.400%, 2/14/2026	34,515
	Anheuser-Busch Companies, LLC
32,000	3.650%, 2/1/2026	34,327
	Anheuser-Busch InBev Finance, Inc.
34,000	3.300%, 2/1/2023	35,347
	Anheuser-Busch InBev Worldwide, Inc.
51,000	4.150%, 1/23/2025	55,765
	Anthem, Inc., Convertible
12,000	2.750%, 10/15/2042	45,352
	B&G Foods, Inc.
170,000	5.250%, 9/15/2027	169,575
	BAT Capital Corporation
38,000	2.764%, 8/15/2022	38,366
51,000	3.222%, 8/15/2024	51,810
	Bausch Health Companies, Inc.
100,000	7.000%, 1/15/2028[h]	107,875
	Bayer U.S. Finance II, LLC
64,000	3.500%, 6/25/2021[h]	65,284
	Becton, Dickinson and Company
64,000	3.363%, 6/6/2024	67,014
	Boston Scientific Corporation
64,000	3.450%, 3/1/2024	67,193
	Bunge, Ltd. Finance Corporation
60,000	3.500%, 11/24/2020	60,757
	Cardtronics, Inc., Convertible
258,000	1.000%, 12/1/2020	256,202
	Celgene Corporation
51,000	3.625%, 5/15/2024	53,958
	Centene Corporation
200,000	4.750%, 1/15/2025	206,902
	Cigna Corporation
69,000	4.125%, 11/15/2025	74,742
	Conagra Brands, Inc.
34,000	3.800%, 10/22/2021	35,099
34,000	4.300%, 5/1/2024	36,481
	Constellation Brands, Inc.
64,000	4.250%, 5/1/2023	68,534
	CVS Health Corporation
38,000	2.750%, 12/1/2022	38,655
111,000	3.700%, 3/9/2023	115,739
64,000	4.100%, 3/25/2025	68,794
	Energizer Holdings, Inc.
210,000	6.375%, 7/15/2026[h,i]	223,923
	Express Scripts Holding Company
38,000	4.750%, 11/15/2021	39,926
	Forest Laboratories, LLC
19,000	4.875%, 2/15/2021[h]	19,518
	General Mills, Inc.
32,000	3.700%, 10/17/2023	33,838
32,000	3.650%, 2/15/2024	33,839
	HCA, Inc.
290,000	5.375%, 2/1/2025	318,637
	Imperial Brands Finance plc
36,000	3.125%, 7/26/2024[h]	36,163
	J.M. Smucker Company
37,000	2.200%, 12/6/2019	37,002
	JBS USA
220,000	5.500%, 1/15/2030[h]	237,050
	JBS USA, LLC
200,000	5.750%, 6/15/2025[h]	207,750
	Kellogg Company
70,000	3.125%, 5/17/2022	71,763
	Keurig Dr Pepper, Inc.
74,000	3.551%, 5/25/2021	75,707
	Kroger Company
37,000	2.800%, 8/1/2022	37,713
	Mead Johnson Nutrition Company
60,000	3.000%, 11/15/2020	60,636
	Mondelez International Holdings Netherlands BV
55,000	2.000%, 10/28/2021[h]	55,027
	Mylan NV
37,000	3.150%, 6/15/2021	37,475
	Mylan, Inc.
36,000	4.200%, 11/29/2023	37,710
	Par Pharmaceutical, Inc.
100,000	7.500%, 4/1/2027[h]	95,000
	Pernod Ricard SA
30,000	5.750%, 4/7/2021[h]	31,578
	Post Holdings, Inc.
90,000	5.500%, 3/1/2025[h]	94,284
	Reynolds American, Inc.
32,000	4.850%, 9/15/2023	34,622
	Shire Acquisitions Investments Ireland Designated Activity Company
74,000	2.400%, 9/23/2021	74,427
	Simmons Foods, Inc.
190,000	5.750%, 11/1/2024[h]	185,962

The accompanying Notes to Financial Statements are an integral part of this schedule.

23

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (24.7%)	Value
Consumer Non-Cyclical (1.5%) - continued
	Smithfield Foods, Inc.
$57,000	2.700%, 1/31/2020[h]	$57,005
	Spectrum Brands, Inc.
160,000	5.750%, 7/15/2025	166,800
50,000	5.000%, 10/1/2029[h]	51,125
	Teleflex, Inc.
170,000	4.625%, 11/15/2027	178,075
	Tenet Healthcare Corporation
50,000	4.625%, 7/15/2024	51,500
160,000	5.125%, 11/1/2027[h]	166,797
	Teva Pharmaceutical Finance Netherlands III BV
55,000	2.200%, 7/21/2021	52,141
	UnitedHealth Group, Inc.
60,000	3.350%, 7/15/2022	62,323
	VRX Escrow Corporation
430,000	6.125%, 4/15/2025[h]	446,394
	Zimmer Biomet Holdings, Inc.
64,000	3.550%, 4/1/2025	67,702
	Zoetis, Inc.
55,000	3.450%, 11/13/2020	55,686
54,000	3.250%, 2/1/2023	55,779

	Total	5,814,140

Energy (1.2%)
	Alliance Resource Operating Partners, LP
170,000	7.500%, 5/1/2025[h]	144,500
	Antero Resources Corporation
200,000	5.125%, 12/1/2022	149,750
	BP Capital Markets America, Inc.
152,000	2.520%, 9/19/2022	154,647
	BP Capital Markets plc
38,000	2.315%, 2/13/2020	38,052
	Canadian Natural Resources, Ltd.
38,000	2.950%, 1/15/2023	38,776
	Canadian Oil Sands, Ltd.
37,000	9.400%, 9/1/2021[h]	41,150
	Cheniere Corpus Christi Holdings, LLC
175,000	7.000%, 6/30/2024	201,264
	Cheniere Energy Partners, LP
245,000	5.625%, 10/1/2026	258,781
	Chesapeake Energy Corporation
105,000	7.000%, 10/1/2024	70,612
	Continental Resources, Inc.
21,000	5.000%, 9/15/2022	21,162
46,000	4.500%, 4/15/2023	47,897
	Diamondback Energy, Inc.
175,000	4.750%, 11/1/2024	180,906
	Enagas SA
335,000	5.500%, 1/15/2028[h]	314,062
	Enbridge, Inc.
38,000	2.900%, 7/15/2022	38,825
244,000	6.250%, 3/1/2078[b]	262,417
	Energy Transfer Operating, LP
37,000	4.200%, 9/15/2023	39,105
64,000	5.875%, 1/15/2024	71,067
74,000	6.625%, 2/15/2028[b,k]	70,577
	EnLink Midstream Partners, LP
200,000	4.850%, 7/15/2026	183,000
	Enterprise Products Operating, LLC
190,000	4.875%, 8/16/2077[b]	187,063
	EOG Resources, Inc.
60,000	2.625%, 3/15/2023	61,218
	EQM Midstream Partners LP
51,000	4.750%, 7/15/2023	50,604
	Hess Corporation
37,000	3.500%, 7/15/2024	37,931
	Kinder Morgan Energy Partners, LP
76,000	3.450%, 2/15/2023	78,549
	Marathon Petroleum Corporation
32,000	4.750%, 12/15/2023	34,983
	MPLX, LP
57,000	4.500%, 7/15/2023	60,635
	Nabors Industries, Inc.
120,000	5.750%, 2/1/2025	89,436
	Newfield Exploration Company
32,000	5.625%, 7/1/2024	35,058
	Occidental Petroleum Corporation
12,000	4.850%, 3/15/2021	12,405
71,000	2.700%, 8/15/2022	71,753
53,000	2.900%, 8/15/2024	53,414
	Parsley Energy, LLC
100,000	5.625%, 10/15/2027[h]	103,250
	Plains All American Pipeline, LP
83,000	5.000%, 2/1/2021	85,228
155,000	6.125%, 11/15/2022[b,k]	144,537
12,000	2.850%, 1/31/2023	12,054
	Precision Drilling Corporation
90,000	7.125%, 1/15/2026[h]	77,850
	Sabine Pass Liquefaction, LLC
38,000	6.250%, 3/15/2022	40,954
38,000	5.625%, 4/15/2023	41,346
	Southwestern Energy Company
185,000	7.500%, 4/1/2026	162,354
	Sunoco Logistics Partners Operations, LP
60,000	4.400%, 4/1/2021	61,669
	Sunoco, LP
100,000	5.500%, 2/15/2026	103,385
100,000	5.875%, 3/15/2028	105,002
	Transocean Guardian, Ltd.
178,000	5.875%, 1/15/2024[h]	178,000
	Viper Energy Partners, LP
50,000	5.375%, 11/1/2027[h]	50,875
	W&T Offshore, Inc.
200,000	9.750%, 11/1/2023[h]	187,500
	Western Gas Partners, LP
38,000	4.000%, 7/1/2022	38,598
	Williams Partners, LP
77,000	4.000%, 11/15/2021	79,346
	WPX Energy, Inc.
135,000	5.750%, 6/1/2026	135,675
60,000	5.250%, 10/15/2027	58,350

	Total	4,765,572

Financials (4.2%)
	ACE INA Holdings, Inc.
60,000	2.875%, 11/3/2022	61,719

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (24.7%)	Value
Financials (4.2%) - continued
	AIG Global Funding
$74,000	2.150%, 7/2/2020[h]	$74,111
	Air Lease Corporation
73,000	2.500%, 3/1/2021	73,368
	Aircastle, Ltd.
46,000	5.000%, 4/1/2023	49,246
	Ally Financial, Inc.
195,000	5.750%, 11/20/2025	217,181
	American Express Company
36,000	3.375%, 5/17/2021	36,767
36,000	3.700%, 8/3/2023	38,089
32,000	3.400%, 2/22/2024	33,591
	Ares Capital Corporation
76,000	3.875%, 1/15/2020	76,147
	Ares Capital Corporation, Convertible
259,000	4.625%, 3/1/2024	274,540
	Athene Global Funding
53,000	4.000%, 1/25/2022[h]	54,960
	Australia and New Zealand Banking Group, Ltd.
121,000	6.750%, 6/15/2026[b,h,k]	136,276
	Avolon Holdings Funding, Ltd.
16,000	5.250%, 5/15/2024[h]	17,448
	BAC Capital Trust XIV
84,000	4.000%, (LIBOR 3M + 0.400%), 11/18/2019[b,k]	75,390
	Bank of America Corporation
74,000	2.738%, 1/23/2022[b]	74,586
74,000	3.499%, 5/17/2022[b]	75,562
103,000	3.550%, 3/5/2024[b]	107,346
150,000	5.125%, 6/20/2024[b,k]	158,063
129,000	3.864%, 7/23/2024[b]	136,308
64,000	4.200%, 8/26/2024	68,962
252,000	6.250%, 9/5/2024[b,k]	278,712
32,000	3.458%, 3/15/2025[b]	33,421
	Bank of Montreal
96,000	3.300%, 2/5/2024	100,195
	Bank of New York Mellon Corporation
76,000	2.600%, 2/7/2022	77,120
	Bank of Nova Scotia
37,000	2.406%, (LIBOR 3M + 0.440%), 4/20/2021[b]	37,119
57,000	2.700%, 3/7/2022	58,029
71,000	2.375%, 1/18/2023	71,786
	Barclays plc
201,000	7.750%, 9/15/2023[b,k]	214,065
56,000	4.338%, 5/16/2024[b]	58,941
	BB&T Corporation
74,000	2.150%, 2/1/2021	74,271
36,000	2.500%, 8/1/2024	36,479
102,000	4.800%, 9/1/2024[b,k]	103,989
	Blackstone Mortgage Trust, Inc., Convertible
56,000	4.375%, 5/5/2022	58,905
	BNP Paribas SA
270,000	7.625%, 3/30/2021[b,h,k]	283,500
	BPCE SA
32,000	3.000%, 5/22/2022[h]	32,542
	Camden Property Trust
32,000	4.875%, 6/15/2023	34,803
	Capital One Bank USA NA
48,000	3.375%, 2/15/2023	49,460
	Capital One Financial Corporation
111,000	3.050%, 3/9/2022	113,158
	Central Fidelity Capital Trust I
125,000	3.001%, (LIBOR 3M + 1.000%), 4/15/2027[b]	119,375
	CIT Bank NA
29,000	2.969%, 9/27/2025[b]	29,236
	CIT Group, Inc.
190,000	4.750%, 2/16/2024	203,300
	Citigroup, Inc.
114,000	2.350%, 8/2/2021	114,700
38,000	2.750%, 4/25/2022	38,579
37,000	2.626%, (LIBOR 3M + 0.690%), 10/27/2022[b]	37,143
125,000	2.312%, 11/4/2022[b,e]	125,336
73,000	3.142%, 1/24/2023[b]	74,444
168,000	5.000%, 9/12/2024[b,k]	173,880
96,000	3.352%, 4/24/2025[b]	99,854
84,000	5.950%, 5/15/2025[b,k]	89,880
	CNA Financial Corporation
32,000	5.750%, 8/15/2021	34,034
38,000	3.950%, 5/15/2024	40,925
	Commonwealth Bank of Australia
76,000	2.250%, 3/10/2020[h]	76,089
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
74,000	3.950%, 11/9/2022	77,256
	Credit Agricole SA
38,000	3.375%, 1/10/2022[h]	38,949
112,400	8.125%, 12/23/2025[b,h,k]	134,599
	Credit Suisse Group AG
126,000	7.500%, 12/11/2023[b,h,k]	139,695
31,000	2.593%, 9/11/2025[b,h]	30,909
200,000	6.375%, 8/21/2026[b,h,k]	210,750
	Credit Suisse Group Funding (Guernsey), Ltd.
114,000	3.800%, 9/15/2022	118,814
	Danske Bank AS
56,000	5.000%, 1/12/2022[h]	59,004
	Deutsche Bank AG
37,000	2.700%, 7/13/2020	37,013
114,000	4.250%, 10/14/2021	116,890
	Digital Realty Trust, LP
55,000	2.750%, 2/1/2023	55,767
	Discover Bank
24,000	8.700%, 11/18/2019	24,059
36,000	4.200%, 8/8/2023	38,430
47,000	2.450%, 9/12/2024	47,088
	Fidelity National Financial, Inc.
52,000	5.500%, 9/1/2022	56,713
	Fifth Third Bancorp
57,000	2.600%, 6/15/2022	57,654
32,000	3.650%, 1/25/2024	33,763
	FTI Consulting, Inc., Convertible
262,000	2.000%, 8/15/2023	327,150
	GE Capital International Funding Company
133,000	3.373%, 11/15/2025	137,008
	General Electric Capital Corporation
32,000	3.100%, 1/9/2023	32,571

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (24.7%)	Value
Financials (4.2%) - continued
	Goldman Sachs Group, Inc.
$74,000	5.375%, 5/10/2020[b,k]	$75,078
76,000	5.250%, 7/27/2021	80,120
55,000	3.328%, (LIBOR 3M + 1.170%), 11/15/2021[b]	55,450
76,000	3.000%, 4/26/2022	77,017
51,000	2.876%, 10/31/2022[b]	51,679
37,000	3.177%, (LIBOR 3M + 1.050%), 6/5/2023[b]	37,327
64,000	3.625%, 2/20/2024	67,244
190,000	5.500%, 8/10/2024[b,i,k]	203,243
	GS Finance Corporation, Convertible
794,000	0.500%, 6/23/2025[c]	830,365
	Hannon Armstrong Sustainable Infrastructure Capital, Convertible
78,000	4.125%, 9/1/2022	89,456
	Hartford Financial Services Group, Inc.
59,000	4.283%, (LIBOR 3M + 2.125%), 2/12/2047[b,h]	52,036
	Hospitality Properties Trust
55,000	4.250%, 2/15/2021	55,854
	HSBC Holdings plc
114,000	3.400%, 3/8/2021	115,982
76,000	6.875%, 6/1/2021[b,k]	79,306
164,000	6.375%, 9/17/2024[b,k]	173,020
124,000	6.375%, 3/30/2025[b,k]	132,137
84,000	6.500%, 3/23/2028[b,k]	88,935
	Huntington Bancshares, Inc.
70,000	3.150%, 3/14/2021	70,979
	Icahn Enterprises, LP
75,000	6.750%, 2/1/2024	78,188
90,000	6.375%, 12/15/2025	94,500
	ILFC E-Capital Trust II
126,000	4.020%, (H15T30Y + 1.800%), 12/21/2065[b,h]	96,705
	ING Groep NV
140,000	6.000%, 4/16/2020[b,k]	140,910
64,000	4.100%, 10/2/2023	68,327
	International Lease Finance Corporation
76,000	4.625%, 4/15/2021	78,606
76,000	5.875%, 8/15/2022	83,332
	Iron Mountain, Inc.
127,750	6.000%, 8/15/2023	130,465
50,000	4.875%, 9/15/2027[h]	51,500
	iStar, Inc., Convertible
74,000	3.125%, 9/15/2022	79,026
	J.P. Morgan Chase & Company
55,000	2.818%, (LIBOR 3M + 0.680%), 6/1/2021[b]	55,148
89,000	2.776%, 4/25/2023[b]	90,286
64,000	3.375%, 5/1/2023	66,667
98,000	5.150%, 5/1/2023[b,k]	101,553
78,000	3.166%, (LIBOR 3M + 1.230%), 10/24/2023[b]	79,362
270,000	5.000%, 8/1/2024[b,k]	280,363
64,000	3.875%, 9/10/2024	68,396
133,000	4.023%, 12/5/2024[b]	142,012
	Liberty Mutual Group, Inc.
27,000	5.000%, 6/1/2021[h]	28,002
	Lincoln National Corporation
50,000	6.250%, 2/15/2020	50,568
40,000	4.481%, (LIBOR 3M + 2.358%), 5/17/2066[b]	33,658
	Lloyds Banking Group plc
47,000	2.858%, 3/17/2023[b]	47,503
60,000	3.900%, 3/12/2024	63,406
142,000	6.657%, 5/21/2037[b,h,k]	160,815
	Macquarie Bank, Ltd.
162,000	6.125%, 3/8/2027[b,h,k]	166,050
	Marsh & McLennan Companies, Inc.
51,000	3.875%, 3/15/2024	54,460
	MGIC Investment Corporation, Convertible
358,000	9.000%, 4/1/2063[h]	481,835
	Mitsubishi UFJ Financial Group, Inc.
38,000	2.998%, 2/22/2022	38,754
54,000	2.623%, 7/18/2022	54,666
73,000	3.455%, 3/2/2023	75,815
32,000	3.407%, 3/7/2024	33,434
	Mizuho Financial Group, Inc.
54,000	2.721%, 7/16/2023[b]	54,592
	Morgan Stanley
76,000	2.800%, 6/16/2020	76,367
74,000	5.500%, 7/28/2021	78,320
37,000	2.750%, 5/19/2022	37,561
40,000	4.875%, 11/1/2022	42,903
74,000	3.125%, 1/23/2023	76,130
32,000	2.720%, 7/22/2025[b]	32,428
	MPT Operating Partnership, LP
100,000	5.500%, 5/1/2024	102,625
120,000	4.625%, 8/1/2029	125,177
	Nordea Bank Abp
200,000	6.625%, 3/26/2026[b,h,k]	218,000
	Park Aerospace Holdings, Ltd.
16,000	4.500%, 3/15/2023[h]	16,808
	PNC Bank NA
74,000	2.450%, 11/5/2020	74,402
	PNC Financial Services Group, Inc.
32,000	3.500%, 1/23/2024	33,854
	Quicken Loans, Inc.
295,000	5.750%, 5/1/2025[h]	303,697
	Realty Income Corporation
57,000	5.750%, 1/15/2021	59,035
	Regions Financial Corporation
50,000	3.200%, 2/8/2021	50,681
37,000	3.800%, 8/14/2023	39,127
	Reinsurance Group of America, Inc.
56,000	4.700%, 9/15/2023	60,980
	Royal Bank of Canada
76,000	2.125%, 3/2/2020	76,058
29,000	2.250%, 11/1/2024	29,018
	Royal Bank of Scotland Group plc
190,000	8.625%, 8/15/2021[b,k]	204,725
32,000	6.125%, 12/15/2022	34,901
32,000	6.100%, 6/10/2023	35,252
195,000	5.125%, 5/28/2024	210,412
81,000	4.269%, 3/22/2025[b]	85,866
	Santander UK Group Holdings plc
76,000	2.875%, 8/5/2021	76,656
	Simon Property Group, LP
80,000	2.500%, 7/15/2021	80,712
36,000	2.000%, 9/13/2024	35,934

The accompanying Notes to Financial Statements are an integral part of this schedule.

26

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (24.7%)	Value
Financials (4.2%) - continued
	SITE Centers Corporation
$17,000	4.625%, 7/15/2022	$17,780
	Societe Generale SA
36,000	2.625%, 10/16/2024[h]	35,760
240,000	8.000%, 9/29/2025[b,h,k]	274,200
	Standard Chartered plc
48,000	2.744%, 9/10/2022[b,h]	48,217
	State Street Capital Trust IV
440,000	3.119%, (LIBOR 3M + 1.000%), 6/15/2047[b]	374,550
	State Street Corporation
28,000	2.354%, 11/1/2025[b]	28,135
	Sumitomo Mitsui Financial Group, Inc.
37,000	2.784%, 7/12/2022	37,621
128,000	2.778%, 10/18/2022	130,261
36,000	2.448%, 9/27/2024	36,091
	SunTrust Banks, Inc.
50,000	2.900%, 3/3/2021	50,564
	Synchrony Financial
25,000	3.517%, (LIBOR 3M + 1.230%), 2/3/2020[b]	25,046
36,000	2.850%, 7/25/2022	36,418
34,000	4.250%, 8/15/2024	35,947
	Toronto-Dominion Bank
45,000	2.550%, 1/25/2021	45,407
32,000	3.250%, 3/11/2024	33,514
	UBS Group Funding Jersey, Ltd.
74,000	3.000%, 4/15/2021[h]	75,097
	USB Realty Corporation
168,000	3.148%, (LIBOR 3M + 1.147%), 1/15/2022[b,h,k]	142,800
	Ventas Realty, LP
37,000	3.100%, 1/15/2023	38,018
32,000	3.750%, 5/1/2024	33,904
	Wachovia Capital Trust II
40,000	2.501%, (LIBOR 3M + 0.500%), 1/15/2027[b]	37,442
	Wells Fargo & Company
45,000	2.100%, 7/26/2021	45,076
37,000	2.625%, 7/22/2022	37,485
64,000	4.125%, 8/15/2023	67,986
50,000	3.157%, (LIBOR 3M + 1.230%), 10/31/2023[b]	50,876
34,000	3.750%, 1/24/2024	36,000
63,000	2.406%, 10/30/2025[b]	63,118
	Westpac Banking Corporation
65,000	2.974%, (LIBOR 3M + 0.850%), 8/19/2021[b]	65,714

	Total	16,251,800

Mortgage-Backed Securities (3.6%)
	Federal Home Loan Mortgage Corporation
	3.500%, 8/15/2035, Ser.
1,027,426	345, Class C8[l]	109,666
	Federal Home Loan Mortgage Corporation Conventional 15-Yr. Pass Through
775,000	3.500%, 5/1/2034[e]	805,218
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
3,005,000	3.000%, 11/1/2034[e]	3,076,897
1,685,000	2.500%, 12/1/2034[e]	1,702,377
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
2,925,000	3.500%, 11/1/2049[e]	3,003,381
5,375,000	3.000%, 12/1/2049[e]	5,456,693

	Total	14,154,232

Technology (1.4%)
	Akamai Technologies, Inc., Convertible
294,000	0.375%, 9/1/2027[h]	293,386
	Apple, Inc.
74,000	2.400%, 1/13/2023	75,418
112,000	3.450%, 5/6/2024	119,536
	Baidu, Inc.
37,000	3.000%, 6/30/2020	37,134
	Booking Holdings, Inc., Convertible
164,000	0.350%, 6/15/2020	255,237
	Broadcom Corporation
75,000	2.650%, 1/15/2023	75,317
	CommScope Technologies Finance, LLC
190,000	6.000%, 6/15/2025[h]	170,335
	Cypress Semiconductor Corporation, Convertible
114,000	4.500%, 1/15/2022	197,679
	Dell International, LLC/ EMC Corporation
48,000	4.000%, 7/15/2024[h]	50,280
	Diamond 1 Finance Corporation
108,000	5.450%, 6/15/2023[h]	117,416
	Diamond Sports Group, LLC
210,000	6.625%, 8/15/2027[h,i]	216,300
	Equinix, Inc.
200,000	5.750%, 1/1/2025	206,756
	Fidelity National Information Services, Inc.
65,000	2.250%, 8/15/2021	65,224
	Fiserv, Inc.
70,000	2.750%, 7/1/2024	71,554
	Global Payments, Inc.
18,000	2.650%, 2/15/2025	18,243
	Harland Clarke Holdings Corporation
105,000	8.375%, 8/15/2022[h]	83,737
	Hewlett Packard Enterprise Company
95,000	3.600%, 10/15/2020	96,274
36,000	2.250%, 4/1/2023	36,023
	Inception Merger Sub, Inc.
160,000	8.625%, 11/15/2024[h,i]	146,400
	Intel Corporation
60,000	3.100%, 7/29/2022	62,124
	Intel Corporation, Convertible
221,000	3.250%, 8/1/2039	615,518
	j2 Global, Inc., Convertible
188,000	3.250%, 6/15/2029	276,854
	Marvell Technology Group, Ltd.
37,000	4.200%, 6/22/2023	38,943

The accompanying Notes to Financial Statements are an integral part of this schedule.

27

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (24.7%)	Value
Technology (1.4%) - continued
	Microchip Technology, Inc., Convertible
$105,000	1.625%, 2/15/2027	$137,454
	Microsoft Corporation
76,000	2.400%, 2/6/2022	77,180
	NCR Corporation
210,000	6.125%, 9/1/2029[h]	219,975
	Nuance Communications, Inc., Convertible
606,000	1.250%, 4/1/2025	637,057
	NXP BV/NXP Funding, LLC
48,000	4.875%, 3/1/2024[h]	52,152
	ON Semiconductor Corporation, Convertible
43,000	1.000%, 12/1/2020	52,036
253,000	1.625%, 10/15/2023	315,099
	Oracle Corporation
60,000	2.500%, 5/15/2022	60,902
	Panasonic Corporation
54,000	2.536%, 7/19/2022[h]	54,397
	Plantronics, Inc.
160,000	5.500%, 5/31/2023[h]	162,800
	Seagate HDD Cayman
17,000	4.250%, 3/1/2022	17,604
	SS&C Technologies, Inc.
150,000	5.500%, 9/30/2027[h]	160,031
	Verint Systems, Inc., Convertible
143,000	1.500%, 6/1/2021	145,681

	Total	5,418,056

Transportation (0.3%)
	AerCap Holdings NV
150,000	5.875%, 10/10/2079[b]	156,375
	Air Canada Pass Through Trust
14,020	3.875%, 3/15/2023[h]	14,214
	Boeing Company
64,000	3.100%, 5/1/2026	66,857
	CSX Corporation
32,000	3.700%, 11/1/2023	33,898
	Delta Air Lines, Inc.
57,000	2.875%, 3/13/2020	57,136
29,000	2.900%, 10/28/2024	28,890
	Hertz Corporation
110,000	5.500%, 10/15/2024[h]	109,131
	J.B. Hunt Transport Services, Inc.
60,000	3.300%, 8/15/2022	61,552
	Meritor, Inc., Convertible
36,000	3.250%, 10/15/2037	36,975
	Penske Truck Leasing Company, LP
32,000	3.375%, 2/1/2022[h]	32,717
	Ryder System, Inc.
68,000	3.500%, 6/1/2021	69,513
	Union Pacific Corporation
55,000	3.750%, 7/15/2025	59,565
	United Airlines Pass Through Trust
60,000	3.700%, 12/1/2022	61,838
	United Continental Holdings, Inc.
210,000	4.875%, 1/15/2025	220,416
	XPO Logistics, Inc.
150,000	6.750%, 8/15/2024[h]	162,000

	Total	1,171,077

Utilities (0.7%)
	Alabama Power Company
38,000	2.450%, 3/30/2022	38,556
	Ameren Corporation
60,000	2.700%, 11/15/2020	60,398
32,000	2.500%, 9/15/2024	32,219
	Berkshire Hathaway Energy Company
88,000	2.400%, 2/1/2020	88,061
	Calpine Corporation
95,000	5.375%, 1/15/2023	96,539
100,000	5.875%, 1/15/2024[h]	102,200
	CenterPoint Energy, Inc.
37,000	2.500%, 9/1/2022	37,334
36,000	2.500%, 9/1/2024	36,228
	Consolidated Edison, Inc.
38,000	2.000%, 3/15/2020	38,003
	Dominion Energy, Inc.
32,000	2.715%, 8/15/2021	32,303
32,000	3.071%, 8/15/2024	32,978
	DTE Energy Company
51,000	3.300%, 6/15/2022	52,413
53,000	2.529%, 10/1/2024	53,152
	Duke Energy Corporation
74,000	2.400%, 8/15/2022	74,730
126,000	4.875%, 9/16/2024[b,k]	132,930
	Edison International
106,000	2.950%, 3/15/2023[i]	104,658
	Evergy, Inc.
36,000	2.450%, 9/15/2024	36,218
	Eversource Energy
37,000	2.500%, 3/15/2021	37,224
	Exelon Generation Company, LLC
57,000	2.950%, 1/15/2020	57,034
	FirstEnergy Corporation
56,000	2.850%, 7/15/2022	57,049
	Fortis, Inc.
30,000	2.100%, 10/4/2021	29,981
	Georgia Power Company
36,000	2.200%, 9/15/2024	35,953
	NextEra Energy Operating Partners, LP
205,000	3.875%, 10/15/2026[h]	204,487
	NiSource, Inc.
50,000	3.650%, 6/15/2023	52,344
195,000	5.650%, 6/15/2023[b,k]	197,925
	NRG Energy, Inc., Convertible
115,000	2.750%, 6/1/2048	130,471
	Oncor Electric Delivery Company, LLC
48,000	2.750%, 6/1/2024[h]	49,389
	Pinnacle West Capital Corporation
37,000	2.250%, 11/30/2020	37,061
	PPL Capital Funding, Inc.
64,000	3.950%, 3/15/2024	67,676
	PSEG Power, LLC
50,000	3.000%, 6/15/2021	50,633

The accompanying Notes to Financial Statements are an integral part of this schedule.

28

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (24.7%)	Value
Utilities (0.7%) - continued
	Public Service Enterprise Group, Inc.
$32,000	2.875%, 6/15/2024	$32,847
	Sempra Energy
25,000	2.400%, 3/15/2020	25,016
	Southern Company
37,000	2.350%, 7/1/2021	37,201
	TerraForm Power Operating, LLC
195,000	5.000%, 1/31/2028[h]	205,666
	TransCanada Trust
325,000	5.875%, 8/15/2076[b]	352,625

	Total	2,709,502

	Total Long-Term Fixed Income (cost $94,642,215)	96,334,080

Shares	Registered Investment Companies (8.7%)	Value
Unaffiliated (1.8%)
12,700	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	157,480
16,796	BlackRock Resources & Commodities Strategy Trust	126,642
1,809	Consumer Discretionary Select Sector SPDR Fund	218,618
35,000	Invesco Senior Loan ETF	784,350
42,700	Invesco Variable Rate Preferred ETF	1,098,671
2,160	iShares Russell 2000 Value Index Fund	264,362
45,000	iShares S&P U.S. Preferred Stock Index Fund	1,688,850
3,273	Materials Select Sector SPDR Fund	190,456
33,449	MFS Intermediate Income Trust	126,103
4,190	SPDR S&P Metals & Mining ETF[i]	110,239
36,578	Templeton Global Income Fund	220,565
5,167	VanEck Vectors Oil Services ETF	57,509
13,565	Vanguard Real Estate ETF	1,279,179
8,800	Vanguard Short-Term Corporate Bond ETF	715,176
45,747	Western Asset High Income Opportunity Fund, Inc.	229,650

	Total	7,267,850

Affiliated (6.9%)
2,724,386	Thrivent Core Emerging Markets Debt Fund	26,780,713

	Total	26,780,713

	Total Registered Investment Companies (cost $33,542,908)	34,048,563

Shares	Preferred Stock (1.4%)	Value
Communications Services (0.1%)
346	Crown Castle International Corporation, Convertible, 6.875%	430,856

	Total	430,856

Consumer Staples (0.1%)
10,600	CHS, Inc., 7.100%[b,k]	290,122

	Total	290,122

Energy (0.1%)
40,412	Crestwood Equity Partners, LP, 9.250%[k]	371,387
1,450	Energy Transfer Operating, LP, 7.600%[b,k]	36,656
6,245	Nustar Logistics, LP, 8.734%[b]	162,682

	Total	570,725

Financials (0.8%)
2,475	Aegon Funding Corporation II, 5.100%[g]	63,756
2,826	Agribank FCB, 6.875%[b,k]	305,208
5,200	Allstate Corporation, 5.100%[i,k]	136,396
4,500	Bank of America Corporation, 5.000%[k]	116,775
170	Bank of America Corporation, Convertible, 7.250%[i,k]	257,820
5,050	Capital One Financial Corporation, 5.000%[g,k]	126,906
2,200	Cobank ACB, 6.250%[b,k]	233,200
3,279	Federal National Mortgage Association, 0.000%[g,k]	38,430
330	First Tennessee Bank NA, 3.750%[b,h,k]	231,000
7,700	GMAC Capital Trust I, 7.943%[b]	203,357
3,525	Hartford Financial Services Group, Inc., 7.875%[b]	100,216
3,350	J.P. Morgan Chase & Company, 4.750%[e,g,k]	84,386
5,600	Morgan Stanley, 7.125%[b,k]	162,792
3,600	Regions Financial Corporation, 5.700%[b,k]	98,640
725	Synovus Financial Corporation, 5.875%[b,k]	19,169
495	Wells Fargo & Company, Convertible, 7.500%[k]	747,203

	Total	2,925,254

Health Care (0.1%)
404	Danaher Corporation, Convertible, 4.750%	444,400

	Total	444,400

Industrials (<0.1%)
103	Fortive Corporation, Convertible, 5.000%	92,757

	Total	92,757

Utilities (0.2%)
132	Sempra Energy, Convertible, 6.000%	15,316
11,165	Southern Company, Convertible, 6.750%	593,531

	Total	608,847

	Total Preferred Stock (cost $5,079,535)	5,362,961

Shares	Collateral Held for Securities Loaned (0.6%)	Value
2,333,299	Thrivent Cash Management Trust	2,333,299

	Total Collateral Held for Securities Loaned (cost $2,333,299)	2,333,299

The accompanying Notes to Financial Statements are an integral part of this schedule.

29

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Shares or Principal Amount	Short-Term Investments (7.4%)	Value
	Federal Home Loan Bank Discount Notes
500,000	1.980%, 11/5/2019[n,o]	$499,906
900,000	1.960%, 11/19/2019[n,o]	899,244
300,000	1.660%, 12/18/2019[n,o]	299,346
	Thrivent Core Short-Term Reserve Fund
2,716,473	2.110%	27,164,727

	Total Short-Term Investments (cost $28,863,085)	28,863,223

	Total Investments (cost $388,686,894) 104.5%	$407,828,511

	Other Assets and Liabilities, Net (4.5%)	(17,489,468)

	Total Net Assets 100.0%	$390,339,043

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	In bankruptcy. Interest is being accrued per the bankruptcy agreement terms.
g	Non-income producing security.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $38,128,498 or 9.8% of total net assets.

i	All or a portion of the security is on loan.
j	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2019.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
l

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

m	All or a portion of the security is insured or guaranteed.
n	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
o	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Fund as of October 31, 2019:

Securities Lending Transactions
Common Stock	$1,410,807
Long-Term Fixed Income	847,524

Total lending	$2,258,331
Gross amount payable upon return of collateral for securities loaned	$2,333,299

Net amounts due to counterparty	$74,968

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

30

GLOBAL STOCK FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (82.8%)	Value
Communications Services (4.7%)
78,646	Activision Blizzard, Inc.	$4,406,535
16,568	Alphabet, Inc., Class Aa	20,855,798
3,472	Alphabet, Inc., Class Ca	4,375,102
899,142	Auto Trader Group plc[b]	6,551,431
36,453	CBS Corporation	1,313,766
182,123	Comcast Corporation	8,162,753
63,948	Facebook, Inc.[a]	12,255,634
1,907	Hemisphere Media Group, Inc.[a]	24,619
459,000	HKT Trust and HKT, Ltd.	714,048
14,982	Ipsos SA	451,482
458,969	Mediaset Espana Comunicacion SA	2,808,367
9,942	News Corporation	140,381
48,473	ORBCOMM, Inc.[a]	194,377
38,235	Rightmove plc	296,788
2,361	Scholastic Corporation	90,899
200,053	Seven West Media, Ltd.[a]	54,938
10,752	Take-Two Interactive Software, Inc.[a]	1,294,003
157,007	Telenor ASA	2,938,506
159,500	TV Asahi Holdings Corporation	2,491,222
198,568	Verizon Communications, Inc.	12,007,407
35,934	Wolters Kluwer NV	2,646,648

	Total	84,074,704

Consumer Discretionary (9.5%)
27,418	Alibaba Group Holding, Ltd. ADR[a]	4,843,938
17,896	Amazon.com, Inc.[a]	31,795,107
19,700	AOKI Holdings, Inc.	200,426
40,700	Aoyama Trading Company, Ltd.	716,100
32,996	Aptiv plc	2,954,792
22,500	Autobacs Seven Company, Ltd.	371,433
1,070	AutoZone, Inc.[a]	1,224,487
169,760	Barratt Developments plc	1,388,269
50,800	Benesse Holdings, Inc.	1,359,905
92,987	Berkeley Group Holdings plc	5,300,223
17,964	BorgWarner, Inc.	748,740
20,319	Bright Horizons Family Solutions, Inc.[a]	3,017,778
8,248	Burlington Stores, Inc.[a]	1,585,018
20,680	Canada Goose Holdings, Inc.[a]	865,044
5,488	Children’s Place, Inc.	449,522
1,691	Chipotle Mexican Grill, Inc.[a]	1,315,869
25,000	Chiyoda Company, Ltd.	370,471
26,371	Cie Generale des Etablissements Michelin	3,210,861
463,100	Citizen Watch Company, Ltd.	2,462,097
16,120	Compass Group plc	429,182
3,190	Cooper-Standard Holdings, Inc.[a]	101,633
52,609	Countryside Properties plc[b]	240,789
6,939	CSS Industries, Inc.	31,226
7,359	Culp, Inc.	113,844
38,259	D.R. Horton, Inc.	2,003,624
23,063	Delphi Technologies plc	281,599
148,400	Denso Corporation	6,890,200
3,492	Domino’s Pizza, Inc.	948,497
28,800	Duluth Holdings, Inc.[a]	266,112
9,979	Emerald Expositions Events, Inc.	96,996
7,169	Ethan Allen Interiors, Inc.	141,301
11,000	Exedy Corporation	259,101
17,746	Five Below, Inc.[a]	2,220,202
187	Genuine Parts Company	19,183
8,759	G-III Apparel Group, Ltd.[a]	219,939
16,682	Grand Canyon Education, Inc.[a]	1,534,077
62,869	Harley-Davidson, Inc.	2,446,233
28,631	Home Depot, Inc.	6,716,260
2,921	Hooker Furniture Corporation	69,140
484	Johnson Outdoors, Inc.	28,338
30,354	Knoll, Inc.	811,666
5,408	Lear Corporation	636,900
71,579	Lowe’s Companies, Inc.	7,988,932
6,912	Marcus Corporation	249,523
13,678	Michaels Companies, Inc.[a]	119,409
8,394	Modine Manufacturing Company[a]	95,943
9,965	Mohawk Industries, Inc.[a]	1,428,782
470,652	Moneysupermarket.com Group plc	2,094,247
19,535	Netflix, Inc.a	5,614,554
160,600	NHK Spring Company, Ltd.	1,311,974
103,361	NIKE, Inc.	9,255,978
1,264,500	Nissan Motor Company, Ltd.	7,979,729
15,253	Norwegian Cruise Line Holdings, Ltd.[a]	774,242
60	NVR, Inc.[a]	218,195
20,572	Ollie’s Bargain Outlet Holdings, Inc.[a]	1,314,139
23,600	Onward Holdings Company, Ltd.	136,435
1,453	O’Reilly Automotive, Inc.[a]	632,796
12,884	Park Hotels & Resorts, Inc.	299,553
92,200	Park24 Company, Ltd.	2,177,438
30,644	Planet Fitness, Inc.[a]	1,950,797
89,164	Playa Hotels and Resorts NVa	743,628
17,400	PLENUS Company, Ltd.[c]	302,147
39,902	Red Rock Resorts, Inc.	869,066
233,536	Redrow plc	1,820,612
27,100	Rinnai Corporation	1,991,941
6,131	Ruth’s Hospitality Group, Inc.	126,176
46,600	Sangetsu Company, Ltd.	881,057
56,400	Sekisui House, Ltd.	1,216,231
15,400	SHIMAMURA Company, Ltd.	1,304,428
24,681	Sony Corporation ADR	1,501,345
9,142	Standard Motor Products, Inc.	478,675
46,469	Starbucks Corporation	3,929,419
1,004	Strategic Education, Inc.	123,522
11,000	Sumitomo Forestry Company, Ltd.	159,660
413,500	Sumitomo Rubber Industries, Ltd.	5,480,429
77,190	Super Retail Group, Ltd.	507,102
9,100	Takara Standard Company, Ltd.	159,598
895,584	Taylor Wimpey plc	1,920,767
12,642	Texas Roadhouse, Inc.	714,273
16,310	Toll Brothers, Inc.	648,649
198,200	Toyoda Gosei Company, Ltd.	4,636,831
6,703	Tupperware Brands Corporation	64,550
4,615	Ulta Beauty, Inc.[a]	1,075,987
14,300	United Arrows, Ltd.	437,139
7,537	Vail Resorts, Inc.	1,751,373
1,890	WH Smith plc	53,558
9,017	Wingstop, Inc.	752,288

	Total	167,979,239

Consumer Staples (4.8%)
27,900	Arcs Company, Ltd.	559,866
6,067	Calavo Growers, Inc.	526,191
36,789	Carlsberg AS	5,180,781
11,137	Casey’s General Stores, Inc.	1,902,311
3,219	Central Garden & Pet Company[a]	96,634
134	Clorox Company	19,791
36,465	ForFarmers BV	221,236
8,832	Glanbia plc	98,405
367	Grocery Outlet Holding Corporation[a]	11,707
10,283	Hain Celestial Group, Inc.[a]	243,090
640,500	Japan Tobacco, Inc.	14,477,037
293	John B. Sanfilippo & Son, Inc.	31,093
16,104	Kimberly-Clark Corporation	2,139,900
50	Lindt & Spruengli AG	371,516
4,936	L’Oreal SA	1,441,617

The accompanying Notes to Financial Statements are an integral part of this schedule.

31

GLOBAL STOCK FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (82.8%)	Value
Consumer Staples (4.8%) - continued
9,000	Ministop Company, Ltd.	$121,070
77,678	Monster Beverage Corporation[a]	4,360,066
105,390	Nestle SA	11,274,764
50,698	Philip Morris International, Inc.	4,128,845
2,096	Seneca Foods Corporation[a]	74,157
67,900	Sugi Holdings Company, Ltd.	3,768,949
166,400	Sundrug Company, Ltd.	5,506,296
4,800	TSURUHA Holdings, Inc.	539,945
30,393	Turning Point Brands, Inc.	634,302
124,657	Unilever NV	7,368,065
198,940	Unilever plc	11,912,357
65,462	Wal-Mart Stores, Inc.	7,676,074

	Total	84,686,065

Energy (2.8%)
90,924	Archrock, Inc.	876,507
96,330	BP plc ADR	3,651,870
76,367	Chevron Corporation	8,869,263
4,630	Cimarex Energy Company	195,479
4,518	Concho Resources, Inc.	305,055
6,638	Core Laboratories NV	292,338
5,950	Diamondback Energy, Inc.	510,272
62,028	Enterprise Products Partners, LP	1,614,589
6,707	Era Group, Inc.[a]	64,857
12,821	Exterran Corporation[a]	162,442
16,572	Frank’s International NVa	81,203
5,851	Gaztransport Et Technigaz SA	533,836
36,138	Gran Tierra Energy, Inc.[a]	39,029
82,440	Halliburton Company	1,586,970
6,565	Helmerich & Payne, Inc.	246,187
14,758	Liberty Oilfield Services, Inc.	135,921
252,051	Marathon Oil Corporation	2,906,148
70,616	Marathon Petroleum Corporation	4,515,893
427	Matrix Service Company[a]	8,010
83,396	Nabors Industries, Ltd.	154,283
32,553	Nine Energy Service, Inc.[a]	183,924
47,822	Oceaneering International, Inc.[a]	677,160
7,036	Oil States International, Inc.[a]	100,404
25,440	Pioneer Natural Resources Company	3,129,629
247,082	Royal Dutch Shell plc, Class A	7,162,457
386,254	Royal Dutch Shell plc, Class B	11,124,062
818	SEACOR Holdings, Inc.[a]	35,100
3,014	Select Energy Services, Inc.[a]	22,906
21,954	Talos Energy, Inc.[a]	472,670
18,883	TechnipFMC plc	372,562
6,778	Unit Corporation[a]	13,827

	Total	50,044,853

Financials (15.6%)
337	1st Source Corporation	17,248
47,419	AB Industrivarden	1,027,412
65,956	Aflac, Inc.	3,506,221
11,063	AG Mortgage Investment Trust, Inc.	173,025
1,942	Alleghany Corporation[a]	1,511,439
48,543	Allianz SE	11,855,300
29,053	American Financial Group, Inc.	3,022,674
39,635	American International Group, Inc.	2,099,070
4,413	Ameriprise Financial, Inc.	665,878
14,851	Ameris Bancorp	636,365
3,273	Argo Group International Holdings, Ltd.	202,501
10,171	Arthur J. Gallagher & Company	927,799
2,279	Artisan Partners Asset Management, Inc.	62,331
19	Ashford, Inc.[a]	451
30,224	Baloise Holding AG	5,590,033
523,197	Bank Leumi Le-Israel BM	3,811,097
449,399	Bank of America Corporation	14,052,707
1,297	Bank of Marin Bancorp	56,899
125,989	Bank of Montreal	9,326,496
7,435	BankFinancial Corporation	95,763
4,152	Banner Corporation	224,125
1,889	BOK Financial Corporation	145,736
36,873	Boston Private Financial Holdings, Inc.	414,821
99,850	BrightSphere Investment Group	980,527
7,392	Brown & Brown, Inc.	278,531
3,849	Byline Bancorp, Inc.[a]	66,742
55,217	Capital One Financial Corporation	5,148,985
8,415	Cboe Global Markets, Inc.	968,987
501	Central Pacific Financial Corporation	14,489
89,254	Charles Schwab Corporation	3,633,530
20,826	Chubb, Ltd.	3,174,299
540,717	CI Financial Corporation	7,869,976
5,697	Cincinnati Financial Corporation	644,957
145,116	Citigroup, Inc.	10,428,036
15,376	Citizens Financial Group, Inc.	540,620
198,125	CNP Assurances	3,932,631
9,583	Colony Capital, Inc.	53,665
43,096	Comerica, Inc.	2,819,340
10,747	Community Trust Bancorp, Inc.	470,826
7,396	Cullen/Frost Bankers, Inc.	666,232
482,300	DBS Group Holdings, Ltd.	9,193,063
8,634	Deutsche Boerse AG	1,337,058
178,595	Deutsche Pfandbriefbank AGb	2,440,737
120	Diamond Hill Investment Group, Inc.	16,903
308,639	Direct Line Insurance Group plc	1,088,187
15,809	Discover Financial Services	1,268,830
285,816	DnB ASA	5,203,937
13,330	Dynex Capital, Inc.	215,413
28,268	E*TRADE Financial Corporation	1,181,320
6,916	East West Bancorp, Inc.	296,835
4,036	Enterprise Financial Services Corporation	176,777
13,813	Essent Group, Ltd.	719,519
95,521	Euronext NVb	7,705,883
21,883	Everi Holdings, Inc.[a]	220,143
1,914	FBL Financial Group, Inc.	109,825
773	Federal Agricultural Mortgage Corporation	65,465
186,721	Fifth Third Bancorp	5,429,847
7,428	Financial Institutions, Inc.	233,462
14,084	First American Financial Corporation	870,110
427	First Bancorp	16,119
9,837	First Busey Corporation	259,402
3,427	First Citizens BancShares, Inc.	1,685,810
22,914	First Defiance Financial Corporation	708,501
6,287	First Financial Corporation	275,811
9,448	First Hawaiian, Inc.	258,214
2,498	First Interstate BancSystem, Inc.	104,816
15,819	First Midwest Bancorp, Inc.	324,922
1,199	First of Long Island Corporation	28,105
3,746	First Republic Bank	398,425
737,856	FlexiGroup, Ltd.	991,294
6,415	Goldman Sachs Group, Inc.	1,368,833
10,934	Great Southern Bancorp, Inc.	660,632
13,898	Hamilton Lane, Inc.	828,599
1,912	Hancock Whitney Corporation	74,568
7,400	Hanover Insurance Group, Inc.	974,654
77,537	Hartford Financial Services Group, Inc.	4,425,812

The accompanying Notes to Financial Statements are an integral part of this schedule.

32

GLOBAL STOCK FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (82.8%)	Value
Financials (15.6%) - continued
15,067	Heritage Commerce Corporation	$181,105
8,706	Hometrust Bancshares, Inc.	232,450
13,201	Horizon Bancorp, Inc.	240,984
1,575,816	HSBC Holdings plc	11,905,499
13,538	IA Financial Corporation, Inc.	651,974
12,451	IBERIABANK Corporation	913,779
13,142	Independent Bank Corporation	295,826
14,738	Interactive Brokers Group, Inc.	701,087
80,692	Intercontinental Exchange, Inc.	7,610,869
3,468	International Bancshares Corporation	142,049
1,224,218	Israel Discount Bank, Ltd.	5,594,462
36,518	J.P. Morgan Chase & Company	4,561,829
1,532	KKR Real Estate Finance Trust, Inc.	30,717
9,950	L E Lundbergforetagen AB	375,014
4,556	Lakeland Bancorp, Inc.	75,402
89,406	Laurentian Bank of Canada[c]	3,075,007
16,223	Loews Corporation	794,927
5,646	M&T Bank Corporation	883,768
429,378	Manulife Financial Corporation	7,996,843
425,089	Medibank Private, Ltd.	990,766
2,870	Mercantile Bank Corporation	101,053
1,400	Meridian Bancorp, Inc.	27,384
57,707	MetLife, Inc.	2,700,111
10,534	MidWestOne Financial Group, Inc.	343,356
48,428	Morgan Stanley	2,230,109
3,827	MSCI, Inc.	897,661
78,224	National Bank of Canada	4,039,782
175	National Western Life Group, Inc.	47,705
4,360	Newmark Group, Inc.	46,303
7,412	Northern Trust Corporation	738,828
6,597	Old Second Bancorp, Inc.	79,626
7,257	PacWest Bancorp	268,436
22,970	Paragon Banking Group plc	149,734
22,396	Pargesa Holding SA	1,770,374
2,459	Peoples Bancorp, Inc.	80,434
10,726	Popular, Inc.	584,138
14,911	Prosight Global, Inc.[a]	236,488
18,940	Prudential Financial, Inc.	1,726,192
10,732	QCR Holdings, Inc.	435,505
54,517	Raymond James Financial, Inc.	4,551,624
8,478	Reinsurance Group of America, Inc.	1,377,421
44,180	Royal Bank of Canada	3,563,650
17,192	S&P Global, Inc.	4,435,364
449	S&T Bancorp, Inc.	16,907
7,904	Sandy Spring Bancorp, Inc.	272,688
19,768	Santander Consumer USA Holdings, Inc.	495,781
16,461	Seacoast Banking Corporation of Florida[a]	460,908
14,281	SEI Investments Company	855,718
25,700	Senshu Ikeda Holdings, Inc.	46,092
126,572	Skandinaviska Enskilda Banken AB	1,213,994
57,250	SLM Corporation	483,190
18,005	State Street Corporation	1,189,590
164,719	Sun Life Financial, Inc.	7,389,906
7,281	SVB Financial Group[a]	1,612,596
2,634	Swiss Life Holding AG	1,319,152
13,556	Synovus Financial Corporation	459,142
5,230	T. Rowe Price Group, Inc.	605,634
2,608	Territorial Bancorp, Inc.	77,093
641	Texas Capital Bancshares, Inc.[a]	34,652
51,366	Topdanmark AS	2,300,382
217,368	Toronto-Dominion Bank	12,412,305
4,162	TPG RE Finance Trust, Inc.	84,197
6,675	TriCo Bancshares	251,180
20,868	TrustCo Bank Corporation	180,300
99,859	U.S. Bancorp	5,693,960
1,012	Univest Financial Corporation	26,059
226	Virtus Investment Partners, Inc.	24,517
2,288	Walker & Dunlop, Inc.	144,121
3,696	Washington Trust Bancorp, Inc.	188,829
16,662	Webster Financial Corporation	734,794
1,263	WesBanco, Inc.	47,476
3,573	Western Alliance Bancorp	176,256
1,229	Willis Towers Watson plc	229,700
26,999	Wintrust Financial Corporation	1,723,076
79,110	Zions Bancorporations NA	3,834,462
5,330	Zurich Insurance Group AG	2,087,763

	Total	276,633,650

Health Care (10.9%)
67,923	Abbott Laboratories	5,679,042
11,425	Aerie Pharmaceuticals, Inc.[a]	253,521
24,367	Agilent Technologies, Inc.	1,845,800
17,632	Agios Pharmaceuticals, Inc.[a]	530,371
4,743	Alexion Pharmaceuticals, Inc.[a]	499,912
3,307	Alkermes plc[a]	64,586
6,866	AmerisourceBergen Corporation	586,219
4,231	Arena Pharmaceuticals, Inc.[a]	206,113
181	Atrion Corporation	152,661
24,066	Axonics Modulation Technologies, Inc.[a]	594,911
5,167	Biogen, Inc.[a]	1,543,435
8,110	BioMarin Pharmaceutical, Inc.[a]	593,733
4,127	Bio-Rad Laboratories, Inc.[a]	1,368,596
11,422	Bio-Techne Corporation	2,377,718
5,025	Bruker Corporation	223,612
30,740	Catalent, Inc.[a]	1,495,501
5,524	Charles River Laboratories International, Inc.[a]	718,009
1,418	Chemed Corporation	558,564
11,247	Cigna Holding Company	2,007,140
17,301	CryoLife, Inc.[a]	388,407
90,303	CVS Health Corporation	5,995,216
5,250	Dexcom, Inc.[a]	809,760
21,461	Edwards Lifesciences Corporation[a]	5,115,873
83,273	Gilead Sciences, Inc.	5,305,323
615,364	GlaxoSmithKline plc	14,094,916
14,318	Guardant Health, Inc.[a]	995,101
19,123	Halozyme Therapeutics, Inc.[a]	292,964
3,199	HealthStream, Inc.[a]	89,764
8,841	Hill-Rom Holdings, Inc.	925,564
251	IDEXX Laboratories, Inc.[a]	71,537
13,292	Illumina, Inc.[a]	3,928,052
8,895	Immunomedics, Inc.[a]	142,320
17,087	Inspire Medical Systems, Inc.[a]	1,041,965
3,703	Insulet Corporation[a]	538,120
11,691	Intuitive Surgical, Inc.[a]	6,464,538
4,574	Jazz Pharmaceuticals, Inc.[a]	574,632
53,656	Johnson & Johnson	7,084,738
12,000	KYORIN Holdings, Inc.	210,192
1,688	Laboratory Corporation of America Holdings[a]	278,132
10,895	LHC Group, Inc.[a]	1,209,018
3,536	Ligand Pharmaceuticals, Inc.[a]	384,752
3,906	LNA Sante	206,195
398	Magellan Health Services, Inc.[a]	25,830
130	Masimo Corporation[a]	18,953
3,919	McKesson Corporation	521,227
65,802	Medtronic plc	7,165,838
117,286	Merck & Company, Inc.	10,164,005

The accompanying Notes to Financial Statements are an integral part of this schedule.

33

GLOBAL STOCK FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (82.8%)	Value
Health Care (10.9%) - continued
956	Mesa Laboratories, Inc.	$217,729
89,000	Mitsubishi Tanabe Pharma Corporation	1,065,178
28,357	Natera, Inc.[a]	1,092,312
6,020	National Healthcare Corporation	494,724
5,588	Neurocrine Biosciences, Inc.[a]	555,950
3,302	Nevro Corporation[a]	284,632
11,056	NextGen Healthcare, Inc.[a]	186,902
172,903	Novartis AG	15,107,447
243,166	Novo Nordisk AS	13,371,385
3,367	Novocure, Ltd.[a]	241,212
39,435	Optinose, Inc.[a]	308,382
1,768	Orthifix Medical, Inc.a	74,309
89,628	Pfizer, Inc.	3,439,026
7,652	PRA Health Sciences, Inc.[a]	747,677
532	Providence Service Corporation[a]	33,979
100,434	Recordati SPA	4,220,652
6,838	Repligen Corporation[a]	543,553
5,847	ResMed, Inc.	864,888
53,643	Roche Holding AG	16,144,182
4,429	Sage Therapeutics, Inc.[a]	600,794
2,746	Sarepta Therapeutics, Inc.[a]	228,083
18,346	Tactile Systems Technology, Inc.[a]	833,275
6,602	Teleflex, Inc.	2,293,601
13,377	Thermo Fisher Scientific, Inc.	4,039,586
789	U.S. Physical Therapy, Inc.	111,620
42,499	UnitedHealth Group, Inc.	10,739,497
5,263	Varian Medical Systems, Inc.[a]	635,823
18,559	Veeva Systems, Inc.[a]	2,632,223
29,642	Vertex Pharmaceuticals, Inc.[a]	5,794,418
1,938	Waters Corporation[a]	410,120
2,183	West Pharmaceutical Services, Inc.	314,003
76,224	Wright Medical Group NVa	1,585,459
154	Zimmer Biomet Holdings, Inc.	21,287
65,356	Zoetis, Inc.	8,360,340

	Total	192,936,624

Industrials (12.0%)
11,859	A.O. Smith Corporation	589,155
38,474	Aalberts NV	1,550,417
8,081	Acco Brands Corporation	73,941
42,854	ACS Actividades de Construccion y Servicios, SA	1,738,936
3,975	Aegion Corporation[a]	86,138
17,892	Aerojet Rocketdyne Holdings, Inc.[a]	773,471
14,122	AMETEK, Inc.	1,294,281
11,620	ASGN, Inc.[a]	738,916
28,632	Assa Abloy AB	679,964
257,021	Atlas Copco AB, Class A	9,071,949
138,333	Atlas Copco AB, Class B	4,292,240
28,834	AZZ, Inc.	1,118,471
6,692	Boeing Company	2,274,678
16,386	BWX Technologies, Inc.	952,027
2,622	Cactus, Inc.[a]	77,926
2,363	Carlisle Companies, Inc.	359,814
21,715	Casella Waste Systems, Inc.[a]	946,557
40,324	CBIZ, Inc.[a]	1,103,668
27,052	CIA De Distribucion Integral	567,200
1,404	Columbus McKinnon Corporation	52,678
22,405	Costamare, Inc.	176,103
4,137	CRA International, Inc.	203,747
18,985	Crane Company	1,452,732
11,133	CSW Industrials, Inc.	770,626
27,974	CSX Corporation	1,965,733
11,317	Curtiss-Wright Corporation	1,530,624
79,000	Delta Air Lines, Inc.	4,351,320
6,623	Douglas Dynamics, Inc.	310,155
24,023	EMCOR Group, Inc.	2,107,057
1,799	Encore Wire Corporation	101,104
1,512	ESCO Technologies, Inc.	127,749
12,352	Expeditors International of Washington, Inc.	900,955
15,614	Forrester Research, Inc.	538,371
2,185	Fraport AG Frankfurt Airport Services Worldwide	182,628
322	Geberit AG	163,605
17,796	General Dynamics Corporation	3,146,333
6,097	Gorman-Rupp Company	225,223
20,700	GS Yuasa Corporation	377,367
338,127	GWA Group, Ltd.	678,224
5,500	Hanwa Company, Ltd.	160,234
17,692	Healthcare Services Group, Inc.	430,977
3,650	Heico Corporation	450,191
976	Herc Holdings, Inc.[a]	43,198
65,000	Hino Motors, Ltd.	614,531
2,088	HNI Corporation	79,344
72,991	Honeywell International, Inc.	12,607,735
10,879	Hubbell, Inc.	1,541,554
6,165	ICF International, Inc.	528,279
10,250	IDEX Corporation	1,594,182
42,800	Inaba Denki Sangyo Company, Ltd.	1,966,177
36,105	Ingersoll-Rand plc	4,581,363
28,626	Interface, Inc.	476,050
55,868	Johnson Controls International plc	2,420,760
384	Kelly Services, Inc.	9,220
5,362	Kforce, Inc.	219,359
102,772	Koninklijke Philips NV	4,509,030
11,896	Kratos Defense & Security Solutions, Inc.[a]	224,596
103,820	Legrand SA	8,103,013
14,615	Lincoln Electric Holdings, Inc.	1,309,066
10,136	Lockheed Martin Corporation	3,818,028
757,900	Marubeni Corporation	5,334,159
16,246	Masonite International Corporation[a]	997,667
10,025	Mercury Systems, Inc.[a]	738,442
349,600	Mitsubishi Corporation	8,891,872
32,500	Mitsuboshi Belting, Ltd.	611,519
407,800	Mitsui & Company, Ltd.	7,003,542
6,988	Mueller Industries, Inc.	215,021
131,393	National Express Group plc	759,775
108,600	Nitto Kogyo Corporation	2,281,708
56,084	Nobina ABb	355,264
37,404	Norfolk Southern Corporation	6,807,528
40,052	Northgate plc	178,732
5,429	Old Dominion Freight Line, Inc.	988,512
202,971	PageGroup plc	1,169,470
21,417	Parker-Hannifin Corporation	3,929,805
959	Primoris Services Corporation	19,602
10,238	Regal-Beloit Corporation	758,124
371,470	RELX plc	8,943,298
34,104	Ritchie Brothers Auctioneers, Inc.	1,402,356
3,066	Rockwell Automation, Inc.	527,321
4,184	Roper Industries, Inc.	1,409,841
5,640	Saia, Inc.[a]	503,088
67,283	Sandvik AB	1,188,711
78,556	Schneider Electric SE	7,301,029
181,699	Signify NVb	5,323,796
6,728	SiteOne Landscape Supply, Inc.[a]	592,468
258,617	SKF AB	4,682,560
904,400	Sojitz Corporation	2,846,638
21,179	Southwest Airlines Company	1,188,777
9,169	SP Plus Corporation[a]	404,995

The accompanying Notes to Financial Statements are an integral part of this schedule.

34

GLOBAL STOCK FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (82.8%)	Value
Industrials (12.0%) - continued
17,360	Spirax-Sarco Engineering plc	$1,781,555
2,618	SPX FLOW, Inc.[a]	118,543
20,214	Standex International Corporation	1,531,817
357,000	Sumitomo Corporation	5,798,537
580,800	Sumitomo Electric Industries, Ltd.	7,964,951
15,900	Taikisha, Ltd.	514,337
8,112	Teledyne Technologies, Inc.[a]	2,673,715
3,267	Thermon Group Holdings, Inc.[a]	77,853
43,400	Toppan Forms Company, Ltd.	433,820
31,184	Transcontinental, Inc.	356,091
1,306	TransDigm Group, Inc.	687,322
30,316	TriMas Corporation[a]	979,813
34,000	Tsubakimoto Chain Company	1,161,641
3,472	UniFirst Corporation	697,316
6,537	United Rentals, Inc.[a]	873,147
54,193	United Technologies Corporation	7,781,031
13,912	Valmont Industries, Inc.	1,908,587
15,156	Verisk Analytics, Inc.	2,193,073
924	Viad Corporation	56,382
52,010	Volvo AB	779,410
10,655	Waste Connections, Inc.	984,522
4,743	Watsco, Inc.	836,191
30,214	Willdan Group, Inc.[a]	915,484
10,603	Xylem, Inc.	813,144
20,200	Yuasa Trading Company, Ltd.	626,661

	Total	213,239,533

Information Technology (14.2%)
6,900	ADTRAN, Inc.	60,789
39,572	Advanced Micro Devices, Inc.[a]	1,342,678
10,208	Akamai Technologies, Inc.[a]	882,992
4,619	Alteryx, Inc.[a]	422,638
92,345	Amadeus IT Holding SA	6,831,522
3,635	American Software, Inc.	58,923
23,743	Amphenol Corporation	2,382,135
304	Anixter International, Inc.[a]	25,156
85,495	Apple, Inc.	21,267,736
5,825	Arista Networks, Inc.[a]	1,424,620
5,419	Atlassian Corporation plc[a]	654,561
10,568	Avalara, Inc.[a]	750,328
803	Badger Meter, Inc.	46,413
7,933	BE Semiconductor Industries NV	294,099
24,013	Benchmark Electronics, Inc.	814,041
11,465	Blackline, Inc.[a]	535,874
1,074	Broadridge Financial Solutions, Inc.	134,486
848	CACI International, Inc.[a]	189,740
79,200	Canon, Inc.	2,173,226
57,100	Capgemini SA	6,436,895
27,507	CDK Global, Inc.	1,390,204
7,355	CDW Corporation	940,778
1,398	CEVA, Inc.[a]	38,054
179,145	CGI, Inc.[a]	13,925,188
13,711	Ciena Corporation[a]	508,952
300,759	Cisco Systems, Inc.	14,289,060
4,221	Clearwater Energy, Inc.	72,475
7,189	Cognex Corporation	370,162
204,923	Computershare, Ltd.	2,236,834
1,968	CoreLogic, Inc.[a]	79,684
15,705	Coupa Software, Inc.[a]	2,159,280
11,710	CTS Corporation	312,423
14,235	Descartes Systems Group, Inc.[a]	553,884
21,816	DocuSign, Inc.[a]	1,444,001
45,732	Dolby Laboratories, Inc.	2,941,940
5,024	DSP Group, Inc.[a]	74,908
3,433	Ebix, Inc.	146,349
13,595	Elastic NVa	978,976
3,707	EPAM Systems, Inc.[a]	652,284
5,533	ePlus, Inc.[a]	432,293
6,433	Euronet Worldwide, Inc.[a]	901,070
6,360	ExlService Holdings, Inc.[a]	442,847
1,567	eXp World Holdings, Inc.[a]	14,056
9,180	F5 Networks, Inc.[a]	1,322,654
2,901	Fair Isaac Corporation[a]	882,020
27,160	Fiserv, Inc.[a]	2,882,762
17,071	Five9, Inc.[a]	947,611
9,416	Global Payments, Inc.	1,592,999
20,371	Guidewire Software, Inc.[a]	2,296,627
334,530	Halma plc	8,117,538
3,236	InterDigital, Inc.	173,547
16,093	Intuit, Inc.	4,143,947
4,950	Jack Henry & Associates, Inc.	700,722
9,691	Keysight Technologies, Inc.[a]	977,919
2,349	KLA-Tencor Corporation	397,075
1,833	Kulicke and Soffa Industries, Inc.	43,525
5,379	Lam Research Corporation	1,457,924
25,123	Lattice Semiconductor Corporation[a]	492,160
2,911	ManTech International Corporation	230,493
42,308	MasterCard, Inc.	11,711,277
16,184	Methode Electronics, Inc.	556,730
259,063	Microsoft Corporation	37,141,863
8,847	MicroStrategy, Inc.[a]	1,355,803
6,922	MKS Instruments, Inc.	749,099
20,955	Monolithic Power Systems, Inc.	3,141,574
6,424	MTS Systems Corporation	362,827
363	National Instruments Corporation	15,025
56,500	NEC Networks & System Integration Corporation	1,783,367
9,041	New Relic, Inc.[a]	579,166
9,961	NIC, Inc.	234,283
7,629	Nice, Ltd. ADR[a]	1,203,780
12,645	Nova Measuring Instruments, Ltd.[a]	423,734
6,542	Novanta, Inc.[a]	582,565
25,278	NVIDIA Corporation	5,081,384
56,095	Oracle Corporation	3,056,617
5,708	Palo Alto Networks, Inc.[a]	1,297,942
89,589	PayPal Holdings, Inc.[a]	9,326,215
5,103	Progress Software Corporation	203,508
9,875	Proofpoint, Inc.[a]	1,139,279
10,299	Q2 Holdings, Inc.[a]	736,275
7,727	QAD, Inc.	359,151
29,150	QUALCOMM, Inc.	2,344,826
32,404	Rambus, Inc.[a]	448,633
8,072	Rogers Corporation[a]	1,093,595
21,600	Ryoyo Electro Corporation	383,341
34,814	SailPoint Technologies Holdings, Inc.[a]	673,999
45,577	Salesforce.com, Inc.[a]	7,132,345
2,586	Samsung Electronics Company, Ltd. GDR	2,764,405
6,749	ScanSource, Inc.[a]	217,993
7,870	ServiceNow, Inc.[a]	1,945,936
31,200	Shinko Electric Industries Company, Ltd.	304,493
3,280	Silicon Laboratories, Inc.[a]	348,467
39,971	Square, Inc.[a]	2,455,419
4,865	Sykes Enterprises, Inc.[a]	150,304
19,243	Synopsys, Inc.[a]	2,612,237
9,717	TE Connectivity, Ltd.	869,671
66,817	Texas Instruments, Inc.	7,883,738
8,603	Tyler Technologies, Inc.[a]	2,310,078
4,596	VeriSign, Inc.[a]	873,332
14,014	Virtusa Corporation[a]	522,442
87,283	Visa, Inc.	15,611,437

The accompanying Notes to Financial Statements are an integral part of this schedule.

35

GLOBAL STOCK FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (82.8%)	Value
Information Technology (14.2%) - continued
6,086	WEX, Inc.[a]	$1,151,349
8,066	Xilinx, Inc.	731,909

	Total	252,165,490

Materials (3.1%)
66,085	Alcoa Corporation[a]	1,373,907
1,746	AptarGroup, Inc.	206,290
4,063	Avery Dennison Corporation	519,495
105,283	BHP Group, Ltd.	2,580,749
4,334	Cabot Corporation	188,919
6,343	Celanese Corporation	768,454
67,698	CF Industries Holdings, Inc.	3,070,104
60,703	Eastman Chemical Company	4,615,856
17,040	Ecolab, Inc.	3,272,873
17,311	Ferro Corporation[a]	192,671
110,548	Granges AB	1,076,110
72,174	Hexpol AB	643,949
27,800	Hokuetsu Corporation	141,580
13,572	Innospec, Inc.	1,239,938
1,187	International Paper Company	51,848
164,300	JSR Corporation	3,084,525
6,134	Kadant, Inc.	556,967
14,758	Kaiser Aluminum Corporation	1,580,287
49,843	Koninklijke DSM NV	5,915,767
5,892	Kraton Performance Polymers, Inc.[a]	132,099
108,200	Kyoei Steel, Ltd.	1,970,392
18,400	Lintec Corporation	386,452
22,306	Louisiana-Pacific Corporation	652,004
5,745	Martin Marietta Materials, Inc.	1,504,673
9,181	Materion Corporation	521,848
1,947	Minerals Technologies, Inc.	96,279
73,700	Mitsubishi Gas Chemical Company, Inc.	1,039,680
13,267	Myers Industries, Inc.	224,610
7,000	Neenah, Inc.	451,500
453,500	Nippon Steel Corporation	6,619,076
6,900	Nissan Chemical Industries, Ltd.	283,299
27,839	Nucor Corporation	1,499,130
23,878	Nutanix, Inc.[a]	697,715
1,818	Olympic Steel, Inc.	27,234
2,073	PH Glatfelter Company	37,314
7,817	PPG Industries, Inc.	978,063
9,442	Reliance Steel & Aluminum Company	1,095,650
1,658	RPM International, Inc.	120,089
9,282	Ryerson Holding Corporation[a]	80,661
244,030	Sandfire Resources NL	974,637
6,000	Sanyo Special Steel Company, Ltd.	75,989
10,612	Schweitzer-Mauduit International, Inc.	429,680
16,929	Steel Dynamics, Inc.	513,964
16,100	Taiyo Holdings Company, Ltd.	583,472
75,000	Toagosei Company, Ltd.	831,283
84,057	UPM-Kymmene Oyj	2,737,693
1,257	W. R. Grace & Company	83,528

	Total	55,728,303

Real Estate (4.2%)
1,459	Acadia Realty Trust	40,823
365	Agree Realty Corporation	28,751
7,877	Alexander & Baldwin, Inc.	185,188
58,897	Allied Properties REIT	2,395,947
60,080	Alstria Office REIT AG	1,125,721
291	American Assets Trust, Inc.	14,247
21,509	American Campus Communities, Inc.	1,075,020
17,725	American Tower Corporation	3,865,468
4,441	Apartment Investment & Management Company	243,722
4,910	Apple Hospitality REIT, Inc.	80,917
4,086	Ares Commercial Real Estate Corporation	63,333
5,511	Armada Hoffler Properties, Inc.	103,276
485,600	Ascendas REIT	1,130,988
144,600	Ascott Residence Trust[a]	146,553
15,158	Ashford Hospitality Trust, Inc.	41,381
2,333	BBX Capital Corporation	10,429
1,634	Bluerock Residential Growth REIT, Inc.	19,641
3,532	Brandywine Realty Trust	53,969
23,596	Brixmor Property Group, Inc.	519,584
4,481	Camden Property Trust	512,492
881	CareTrust REIT, Inc.	21,355
116,183	Castellum AB	2,374,275
25,013	CBL & Associates Properties, Inc.	36,019
29,663	Cedar Realty Trust, Inc.	99,074
6,749	Chatham Lodging Trust	121,819
42,474	Choice Properties REIT	448,249
4,223	City Office REIT, Inc.	57,179
2,095	Cofinimmo SA	309,827
3,538	Corepoint Lodging, Inc.	34,849
5,092	CoreSite Realty Corporation	598,310
9,471	Corporate Office Properties Trust	280,720
3,347	CoStar Group, Inc.[a]	1,839,243
5,775	Cousins Properties, Inc.	231,751
3,822	CubeSmart	121,157
3,526	CyrusOne, Inc.	251,333
45,900	Daito Trust Construction Company, Ltd.	6,082,689
8,915	Deutsche EuroShop AG	266,823
2,711	DiamondRock Hospitality Company	27,056
9,677	Douglas Emmett, Inc.	419,208
813	EastGroup Properties, Inc.	108,901
7,950	Empire State Realty Trust, Inc.	115,036
11,738	Entra ASA[b]	175,779
3,439	EPR Properties	267,520
2,958	Equity Commonwealth	95,188
754	Equity Lifestyle Properties, Inc.	52,735
173	Essex Property Trust, Inc.	56,593
4,680	Farmland Partners, Inc.	31,356
25,929	First Capital Realty, Inc.	429,164
5,511	First Industrial Realty Trust, Inc.	232,068
659	Four Corners Property Trust, Inc.	18,880
14,266	Franklin Street Properties Corporation	122,688
8,072	Gaming and Leisure Properties, Inc.	325,786
2,485	Getty Realty Corporation	83,347
5,590	Gladstone Commercial Corporation	131,700
77,588	Granite REIT	3,841,993
21,977	H&R REIT	371,762
6,251	Healthcare Realty Trust, Inc.	217,347
8,276	Healthcare Trust of America, Inc.	256,556
10,772	Highwoods Properties, Inc.	504,130
86,000	Host Hotels & Resorts, Inc.	1,409,540
336	Howard Hughes Corporation[a]	37,572
3,989	Hudson Pacific Properties, Inc.	143,285
632,000	Hysan Development Company, Ltd.	2,490,868
2,440	Industrial Logistics Properties Trust	51,826
1,161	Investors Real Estate Trust	87,853
6,681	iSTAR Financial, Inc.	86,920
4,346	JBG SMITH Properties	174,970
4,205	Jones Lang LaSalle, Inc.	616,117
8,530	Kilroy Realty Corporation	715,923

The accompanying Notes to Financial Statements are an integral part of this schedule.

36

GLOBAL STOCK FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (82.8%)	Value
Real Estate (4.2%) - continued
4,305	Kite Realty Group Trust	$76,715
163,948	Klepierre SA	6,111,200
4,808	Lamar Advertising Company	384,688
3,515	LEG Immobilien AG	403,747
3,761	Lexington Realty Trust	40,920
1,162	Life Storage, Inc.	126,565
478	LTC Properties, Inc.	24,784
1,818	Mack-Cali Realty Corporation	38,942
285,000	Mapletree Commercial Trust	487,830
20,235	Mapletree Commercial Trust Rights[a,d]	1,253
191,200	Mapletree Logistics Trust	235,999
13,600	Medical Properties Trust, Inc.	281,928
57,357	Merlin Properties Socimi SA	844,342
1,241	MGM Growth Properties LLC	38,732
1,646,014	Mirvac Group	3,647,373
6,294	Monmouth Real Estate Investment Corporation	94,914
949	National Health Investors, Inc.	81,415
5,000	National Storage Affiliates Trust	170,850
6,543	Northview Apartment REIT	143,369
3,057	Office Properties Income Trust	97,457
5,662	Omega Healthcare Investors, Inc.	249,354
3,747	One Liberty Properties, Inc.	106,452
8,811	Outfront Media, Inc.	231,817
5,220	Paramount Group, Inc.	70,313
7,644	Pebblebrook Hotel Trust	196,527
8,441	Pennsylvania REIT	46,594
3,810	Physicians Realty Trust	71,133
2,094	Piedmont Office Realty Trust, Inc.	46,989
7,561	PotlatchDeltic Corporation	321,116
406	PS Business Parks, Inc.	73,303
42,510	PSP Swiss Property AG	5,626,837
58,301	Quebecor, Inc.	1,355,384
6,204	Rayonier, Inc. REIT	167,384
2,824	RE/MAX Holdings, Inc.	94,463
15,162	Realogy Holdings Corporation	119,477
2,716	Redfin Corporationa	47,231
1,709	Retail Opportunity Investments Corporation	31,898
15,864	Retail Properties of America, Inc.	218,289
48,906	RioCan REIT	981,388
4,347	RLJ Lodging Trust	71,334
605	RMR Group, Inc.	29,282
198,000	Road King Infrastructure, Ltd.	362,223
5,387	RPT Realty	78,111
2,140	Ryman Hospitality Properties	180,124
18,150	Sabra Health Care REIT, Inc.	446,490
1,081	Saul Centers, Inc.	57,877
7,910	SBA Communications Corporation	1,903,542
23,312	Senior Housing Property Trust	231,372
2,120	Seritage Growth Properties	92,199
20,591	Service Properties Trust	520,952
2,461	SITE Centers Corporation	38,219
5,982	Spirit Realty Capital, Inc.	298,143
6,762	St. Joe Company[a]	125,435
2,015	STAG Industrial, Inc.	62,546
4,782	Store Capital Corporation	193,671
11,577	Summit Hotel Properties, Inc.	141,934
4,945	Sunstone Hotel Investors, Inc.	66,807
26,866	Swiss Prime Site AG	2,769,129
107,094	TAG Immobilien AG	2,602,569
4,122	Tanger Factory Outlet Centers, Inc.	66,447
2,556	Taubman Centers, Inc.	91,454
3,819	UMH Properties, Inc.	57,018
429	Universal Health Realty Income Trust	51,150
8,909	Urban Edge Properties	188,069
4,110	Urstadt Biddle Properties, Inc.	99,996
10,477	VICI Properties, Inc.	246,733
15,293	Washington Prime Group, Inc.	64,536
942	Washington REIT	29,221
5,530	Weingarten Realty Investors	175,467
1,501	Weyerhaeuser Company	43,844
458,600	Wing Tai Holdings, Ltd.	683,943
1,957	Xenia Hotels & Resorts, Inc.	41,195

	Total	74,031,793

Utilities (1.0%)
289,283	AGL Energy, Ltd.	3,948,896
4,843	Artesian Resources Corporation	179,675
1,403	Chesapeake Utilities Corporation	133,004
4,063	Consolidated Water Company, Ltd.	71,265
84,990	Contact Energy, Ltd.	401,969
2,274	DTE Energy Company	289,526
229,201	Enagas SA	5,671,488
124,221	Exelon Corporation	5,650,813
963	IDACORP, Inc.	103,638
2,150	Middlesex Water Company	144,587
30,511	Northland Power, Inc.	609,247
2,667	Otter Tail Corporation	151,166
1,745	Southwest Gas Holdings, Inc.	152,339
1,149	Spire, Inc.	96,585
1,976	Unitil Corporation	123,046

	Total	17,727,244

	Total Common Stock (cost $1,239,044,096)	1,469,247,498

Shares	Registered Investment Companies (2.1%)	Value
Unaffiliated (2.1%)
628,028	iShares Russell Mid Cap ETF	35,514,983
13,162	SPDR S&P Biotech ETF	1,074,414
17,144	SPDR S&P Metals & Mining ETF	451,059

	Total	37,040,456

	Total Registered Investment Companies (cost $36,617,124)	37,040,456

Shares	Collateral Held for Securities Loaned (0.1%)	Value
2,239,927	Thrivent Cash Management Trust	2,239,927

	Total Collateral Held for Securities Loaned (cost $2,239,927)	2,239,927

Shares or Principal Amount	Short-Term Investments (15.1%)	Value
	Federal Home Loan Bank Discount Notes
5,100,000	1.980%, 11/5/2019[e,f]	5,099,048
4,000,000	1.941%, 11/12/2019[e,f]	3,997,947
200,000	1.970%, 11/13/2019[e]	199,888
200,000	1.970%, 11/19/2019[e,f]	199,832
1,300,000	2.010%, 11/26/2019[e,f]	1,298,483
6,500,000	1.676%, 12/10/2019[e,f]	6,488,240
14,200,000	1.920%, 12/11/2019[e,f]	14,173,651
5,200,000	1.660%, 12/18/2019[e,f]	5,188,663
200,000	1.665%, 1/10/2020[e,f]	199,370

The accompanying Notes to Financial Statements are an integral part of this schedule.

37

GLOBAL STOCK FUND

Schedule of Investments as of October 31, 2019

Shares or Principal Amount	Short-Term Investments (15.1%)	Value
	Thrivent Core Short-Term Reserve Fund
23,234,368	2.110%	$232,343,678

	Total Short-Term Investments (cost $269,184,025)	269,188,800

	Total Investments (cost $1,547,085,172) 100.1%	$1,777,716,681

	Other Assets and Liabilities, Net (0.1%)	(2,563,889)

	Total Net Assets 100.0%	$1,775,152,792

a	Non-income producing security.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $22,793,679 or 1.3% of total net assets.

c	All or a portion of the security is on loan.
d	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
f	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Global Stock Fund as of October 31, 2019:

Securities Lending Transactions
Common Stock	$2,134,719

Total lending	$2,134,719
Gross amount payable upon return of collateral for securities loaned	$2,239,927

Net amounts due to counterparty	$105,208

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

The accompanying Notes to Financial Statements are an integral part of this schedule.

38

HIGH YIELD FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (4.5%)[a]	Value
Basic Materials (0.2%)
	Starfruit US Holdco, LLC, Term Loan
$1,353,638	5.190%, (LIBOR 1M + 3.250%), 10/1/2025[b]	$1,318,402

	Total	1,318,402

Capital Goods (0.7%)
	Navistar, Inc., Term Loan
3,711,667	5.420%, (LIBOR 1M + 3.500%), 11/6/2024[b]	3,667,609
	Vertiv Group Corporation, Term Loan
2,030,819	5.927%, (LIBOR 1M + 4.000%), 11/15/2023[b]	1,908,462

	Total	5,576,071

Communications Services (1.2%)
	Frontier Communications Corporation, Term Loan
3,641,187	5.540%, (LIBOR 1M + 3.750%), 6/15/2024[b]	3,623,892
	Windstream Services, LLC, Term Loan
5,645,000	9.750%, (PRIME + 5.000%), 3/30/2021[b,c,d,e]	5,696,426

	Total	9,320,318

Consumer Cyclical (1.1%)
	Cengage Learning, Inc., Term Loan
3,655,975	6.036%, (LIBOR 1M + 4.250%), 6/7/2023[b]	3,392,745
	Golden Nugget, LLC, Term Loan
1,854,917	471.588%, (LIBOR 3M + 2.750%), 10/4/2023[b]	1,849,983
	Staples, Inc., Term Loan
3,299,162	7.123%, (LIBOR 1M + 5.000%), 4/12/2026[b,d,e]	3,248,718

	Total	8,491,446

Consumer Non-Cyclical (0.4%)
	Chobani, LLC, Term Loan
1,389,294	5.286%, (LIBOR 1M + 3.500%), 10/10/2023[b]	1,355,715
	Endo International plc, Term Loan
2,317,221	6.063%, (LIBOR 1M + 4.250%), 4/27/2024[b]	2,127,209

	Total	3,482,924

Financials (0.9%)
	Forest City Enterprises, LP, Term Loan
3,240,512	5.786%, (LIBOR 1M + 4.000%), 12/7/2025[b]	3,255,905
	Grizzly Finco, Term Loan
3,663,000	5.349%, (LIBOR 3M + 3.250%), 10/1/2025[b]	3,600,216

	Total	6,856,121

	Total Bank Loans (cost $35,343,383)	35,045,282

Principal Amount	Long-Term Fixed Income (89.7%)	Value
Basic Materials (6.0%)
	Alcoa, Inc.
1,395,000	5.125%, 10/1/2024	1,496,137
	Big River Steel, LLC
3,140,000	7.250%, 9/1/2025[f]	3,226,350
	BWAY Holding Company
2,330,000	5.500%, 4/15/2024[f]	2,396,987
	Cleveland-Cliffs, Inc.
3,745,000	5.750%, 3/1/2025[g]	3,698,187
	Element Solutions, Inc.
2,115,000	5.875%, 12/1/2025[f]	2,207,864
	First Quantum Minerals, Ltd.
509,000	7.000%, 2/15/2021[f]	511,545
2,325,000	7.250%, 4/1/2023[f]	2,332,266
1,860,000	6.875%, 3/1/2026[f]	1,820,475
	Grinding Media, Inc.
2,880,000	7.375%, 12/15/2023[f]	2,779,200
	Hexion, Inc.
1,405,000	7.875%, 7/15/2027[f]	1,352,313
	Krayton Polymers, LLC
2,325,000	7.000%, 4/15/2025[f]	2,359,875
	Mercer International, Inc.
1,860,000	7.375%, 1/15/2025	1,929,750
2,785,000	5.500%, 1/15/2026	2,672,013
	Midwest Vanadium, Pty. Ltd.
2,862,131	11.500%, 2/15/2018*,h,i	8,180
	Novelis Corporation
1,430,000	6.250%, 8/15/2024[f]	1,497,925
2,030,000	5.875%, 9/30/2026[f]	2,131,703
	OCI NV
2,360,000	5.250%, 11/1/2024[f]	2,442,600
	Olin Corporation
2,350,000	5.625%, 8/1/2029	2,439,935
2,805,000	5.000%, 2/1/2030	2,762,925
	Peabody Securities Finance Corporation
2,820,000	6.000%, 3/31/2022[f]	2,608,500
	Tronox Finance plc
2,790,000	5.750%, 10/1/2025[f]	2,629,575
	United States Steel Corporation
1,865,000	6.875%, 8/15/2025[g]	1,669,175

	Total	46,973,480

Capital Goods (10.1%)
	Abengoa Abenewco 2 Bis SA, Convertible
3,384,899	0.000%, PIK 1.500%, 4/26/2024[f,j]	321,565
	Advanced Disposal Services, Inc.
2,845,000	5.625%, 11/15/2024[f]	2,969,469
	Advanced Drainage Systems, Inc.
2,360,000	5.000%, 9/30/2027[f]	2,413,100
	AECOM
935,000	5.875%, 10/15/2024	1,008,631
2,805,000	5.125%, 3/15/2027	2,958,433
	Amsted Industries, Inc.
1,875,000	5.625%, 7/1/2027[f]	1,978,125
	Arconic, Inc.
1,395,000	5.900%, 2/1/2027	1,551,113
	Ardagh Packaging Finance plc
3,280,000	6.000%, 2/15/2025[f]	3,444,000
4,705,000	5.250%, 8/15/2027[f]	4,822,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

39

HIGH YIELD FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (89.7%)	Value
Capital Goods (10.1%) - continued
	Berry Global, Inc.
$1,510,000	4.500%, 2/15/2026[f]	$1,519,437
	Berry Plastics Corporation
3,740,000	5.125%, 7/15/2023	3,833,500
	Bombardier, Inc.
2,555,000	7.500%, 3/15/2025[f]	2,443,219
4,210,000	7.875%, 4/15/2027[f]	3,978,450
	BWAY Holding Company
2,795,000	7.250%, 4/15/2025[f]	2,672,719
	Cemex SAB de CV
2,500,000	5.700%, 1/11/2025[f]	2,572,500
2,000,000	6.125%, 5/5/2025[f]	2,072,500
	Clean Harbors, Inc.
2,920,000	5.125%, 7/15/2029[f]	3,109,800
	Covanta Holding Corporation
1,400,000	5.875%, 7/1/2025	1,452,500
940,000	6.000%, 1/1/2027	982,300
	Crown Cork & Seal Company, Inc.
2,790,000	7.375%, 12/15/2026	3,348,000
	Flex Acquisition Company, Inc.
2,795,000	6.875%, 1/15/2025[f]	2,620,313
700,000	7.875%, 7/15/2026[f]	658,000
	GFL Environmental, Inc.
2,790,000	7.000%, 6/1/2026[f]	2,957,400
	H&E Equipment Services, Inc.
4,140,000	5.625%, 9/1/2025	4,352,175
	IAA Spinco, Inc.
1,000,000	5.500%, 6/15/2027[f]	1,071,400
	Jeld-Wen, Inc.
2,330,000	4.875%, 12/15/2027[f]	2,283,400
	New Enterprise Stone & Lime Company, Inc.
1,855,000	6.250%, 3/15/2026[f]	1,929,200
	Owens-Brockway Glass Container, Inc.
2,680,000	5.875%, 8/15/2023[f]	2,830,750
	Reynolds Group Issuer, Inc.
1,995,000	5.125%, 7/15/2023[f]	2,046,770
	Summit Materials, LLC
1,435,000	5.125%, 6/1/2025[f]	1,472,669
	TransDigm, Inc.
1,645,000	6.250%, 3/15/2026[f]	1,762,206
	United Rentals North America, Inc.
940,000	5.500%, 7/15/2025	976,378
3,760,000	5.875%, 9/15/2026	3,990,300

	Total	78,402,947

Communications Services (14.7%)
	Altice Luxembourg SA
2,340,000	10.500%, 5/15/2027[f]	2,647,125
	Block Communications, Inc.
3,280,000	6.875%, 2/15/2025[f]	3,419,400
	CCO Holdings, LLC
6,720,000	5.875%, 4/1/2024[f]	7,005,600
3,050,000	5.375%, 6/1/2029[f]	3,255,875
	CCOH Safari, LLC
4,795,000	5.750%, 2/15/2026[f]	5,063,520
	Cengage Learning, Inc.
1,495,000	9.500%, 6/15/2024[f,g]	1,338,025
	CSC Holdings, LLC
4,910,000	6.500%, 2/1/2029[f]	5,499,200
	Embarq Corporation
4,675,000	7.995%, 6/1/2036	4,628,250
	Gray Escrow, Inc.
1,770,000	7.000%, 5/15/2027[f]	1,936,858
	Gray Television, Inc.
3,190,000	5.875%, 7/15/2026[f]	3,353,551
	iHeartCommunications, Inc.
2,350,000	5.250%, 8/15/2027[f]	2,424,495
	Intelsat Jackson Holdings SA
7,430,000	5.500%, 8/1/2023	6,947,050
	LCPR Senior Secured Financing DAC
3,500,000	6.750%, 10/15/2027[f]	3,583,125
	Level 3 Financing, Inc.
4,780,000	5.375%, 5/1/2025	4,941,325
1,500,000	5.250%, 3/15/2026	1,565,625
	Lions Gate Capital Holdings, LLC
2,335,000	6.375%, 2/1/2024[f]	2,240,666
	Neptune Finco Corporation
4,245,000	10.875%, 10/15/2025[f]	4,790,313
	Qualitytech, LP
3,260,000	4.750%, 11/15/2025[f]	3,406,700
	Scripps Escrow, Inc.
3,285,000	5.875%, 7/15/2027[f]	3,366,139
	SFR Group SA
2,350,000	7.375%, 5/1/2026[f]	2,516,486
	Sinclair Television Group, Inc.
1,430,000	5.875%, 3/15/2026[f]	1,492,562
	Sirius XM Radio, Inc.
3,000,000	4.625%, 7/15/2024[f]	3,135,000
2,340,000	5.500%, 7/1/2029[f]	2,528,662
	Sprint Capital Corporation
940,000	6.875%, 11/15/2028	1,019,900
	Sprint Communications, Inc.
4,640,000	6.000%, 11/15/2022	4,906,800
	Sprint Corporation
7,260,000	7.625%, 2/15/2025	7,976,925
	T-Mobile USA, Inc.
3,140,000	6.000%, 4/15/2024	3,257,750
3,275,000	4.500%, 2/1/2026	3,377,344
	T-Mobile USA, Inc. Contingent Consent Payment
3,140,000	0.000%, 4/15/2024[k]	16,947
	VeriSign, Inc.
2,290,000	4.750%, 7/15/2027	2,418,813
	Virgin Media Secured Finance plc
2,105,000	5.500%, 8/15/2026[f]	2,212,881
3,500,000	5.500%, 5/15/2029[f]	3,718,750
	WMG Acquisition Corporation
2,325,000	5.500%, 4/15/2026[f]	2,441,250
	Ziggo BV
2,360,000	4.875%, 1/15/2030[f]	2,402,055

	Total	114,834,967

Consumer Cyclical (14.2%)
	Allison Transmission, Inc.
3,480,000	5.000%, 10/1/2024[f]	3,567,000
	Brookfield Property REIT, Inc.
3,040,000	5.750%, 5/15/2026[f]	3,169,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

40

HIGH YIELD FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (89.7%)	Value
Consumer Cyclical (14.2%) - continued
	Brookfield Residential Properties, Inc.
$3,060,000	6.250%, 9/15/2027[f]	$3,121,200
	Cedar Fair, LP
3,000,000	5.250%, 7/15/2029[f]	3,217,500
	Choice Hotels International, Inc.
3,026,000	5.750%, 7/1/2022	3,283,210
	Cinemark USA, Inc.
4,205,000	4.875%, 6/1/2023	4,268,075
	Dana Financing Luxembourg SARL
3,575,000	6.500%, 6/1/2026[f]	3,753,750
	Hanesbrands, Inc.
3,605,000	4.875%, 5/15/2026[f]	3,812,287
	Herc Holdings, Inc.
3,050,000	5.500%, 7/15/2027[f]	3,160,562
	Hertz Corporation
1,865,000	7.625%, 6/1/2022[f]	1,937,269
	Hilton Escrow Issuer, LLC
2,340,000	4.250%, 9/1/2024	2,380,950
	International Game Technology plc
1,400,000	6.250%, 1/15/2027[f]	1,557,500
	KAR Auction Services, Inc.
2,330,000	5.125%, 6/1/2025[f]	2,431,937
	KB Home
1,870,000	6.875%, 6/15/2027	2,131,800
1,890,000	4.800%, 11/15/2029	1,905,356
	L Brands, Inc.
2,392,000	6.694%, 1/15/2027	2,356,120
	Landry’s, Inc.
3,045,000	6.750%, 10/15/2024[f]	3,136,654
	Lennar Corporation
1,270,000	4.500%, 4/30/2024	1,343,025
1,410,000	4.750%, 5/30/2025	1,508,700
2,835,000	4.750%, 11/29/2027	3,061,800
	Live Nation Entertainment, Inc.
2,935,000	4.875%, 11/1/2024[f]	3,037,725
470,000	5.625%, 3/15/2026[f]	500,550
790,000	4.750%, 10/15/2027[f]	823,654
	Mattamy Group Corporation
3,290,000	6.500%, 10/1/2025[f]	3,479,175
	MGM Resorts International
3,000,000	5.750%, 6/15/2025	3,330,000
	Murphy Oil USA, Inc.
3,290,000	4.750%, 9/15/2029	3,433,937
	New Red Finance, Inc.
2,090,000	5.000%, 10/15/2025[f]	2,152,700
	PGT Escrow Issuer, Inc.
2,325,000	6.750%, 8/1/2026[f]	2,499,375
	Prime Security Services Borrower, LLC
4,230,000	5.750%, 4/15/2026[f]	4,338,394
	RHP Hotel Properties, LP
840,000	5.000%, 4/15/2023	856,800
	Ryman Hospitality Properties, Inc.
2,825,000	4.750%, 10/15/2027[f]	2,920,626
	Scientific Games International, Inc.
2,060,000	6.625%, 5/15/2021	2,085,750
1,282,000	10.000%, 12/1/2022	1,318,858
2,350,000	5.000%, 10/15/2025[f]	2,420,500
	ServiceMaster Company, LLC
3,740,000	5.125%, 11/15/2024[f]	3,875,575
	Six Flags Entertainment Corporation
5,120,000	4.875%, 7/31/2024[f]	5,286,400
	Staples, Inc.
1,645,000	7.500%, 4/15/2026[f]	1,714,913
	Stars Group Holdings BV
2,200,000	7.000%, 7/15/2026[f]	2,373,250
	Station Casinos, LLC
470,000	5.000%, 10/1/2025[f]	476,463
	Viking Cruises, Ltd.
4,235,000	5.875%, 9/15/2027[f]	4,499,688
	Wynn Macau, Ltd.
1,540,000	4.875%, 10/1/2024[f]	1,551,088
	Yum! Brands, Inc.
1,910,000	5.250%, 6/1/2026[f]	2,019,825
630,000	4.750%, 1/15/2030[f]	660,713

	Total	110,759,854

Consumer Non-Cyclical (12.4%)
	Air Medical Merger Sub Corporation
2,810,000	6.375%, 5/15/2023[f,g]	2,392,012
	Albertson’s Companies, LLC
2,340,000	7.500%, 3/15/2026[f]	2,600,325
2,820,000	5.875%, 2/15/2028[f]	3,027,975
	Alliance One International, Inc.
3,200,000	9.875%, 7/15/2021	1,984,000
	B&G Foods, Inc.
2,350,000	5.250%, 9/15/2027	2,344,125
	Bausch Health Companies, Inc.
1,875,000	7.250%, 5/30/2029[f]	2,064,844
	Centene Corporation
1,870,000	5.375%, 6/1/2026[f]	1,979,395
	Centene Escrow Corporation
4,060,000	6.125%, 2/15/2024	4,221,141
	Dole Food Company, Inc.
2,340,000	7.250%, 6/15/2025[f]	2,228,850
	Encompass Health Corporation
2,355,000	4.500%, 2/1/2028	2,407,987
	Energizer Holdings, Inc.
3,760,000	5.500%, 6/15/2025[f]	3,901,000
1,000,000	7.750%, 1/15/2027[f]	1,107,500
	HCA, Inc.
2,610,000	4.750%, 5/1/2023	2,794,012
3,295,000	5.375%, 2/1/2025	3,620,381
1,870,000	5.875%, 2/1/2029	2,120,113
	JBS USA
2,760,000	5.500%, 1/15/2030[f]	2,973,900
	JBS USA, LLC
2,840,000	5.750%, 6/15/2025[f]	2,950,050
4,345,000	6.500%, 4/15/2029[f]	4,833,943
	MPH Acquisition Holdings, LLC
3,810,000	7.125%, 6/1/2024[f]	3,552,825
	Par Pharmaceutical, Inc.
2,350,000	7.500%, 4/1/2027[f]	2,232,500
	Pilgrim’s Pride Corporation
2,785,000	5.750%, 3/15/2025[f]	2,889,438
	Post Holdings, Inc.
2,775,000	5.000%, 8/15/2026[f]	2,886,278
2,345,000	5.500%, 12/15/2029[f]	2,472,099
	Simmons Foods, Inc.
3,375,000	5.750%, 11/1/2024[f]	3,303,281

The accompanying Notes to Financial Statements are an integral part of this schedule.

41

HIGH YIELD FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (89.7%)	Value
Consumer Non-Cyclical (12.4%) - continued
	Spectrum Brands, Inc.
$3,720,000	5.750%, 7/15/2025	$3,878,100
820,000	5.000%, 10/1/2029[f]	838,450
	Teleflex, Inc.
2,225,000	5.250%, 6/15/2024	2,284,797
	Tenet Healthcare Corporation
7,070,000	4.875%, 1/1/2026[f]	7,313,031
3,760,000	5.125%, 11/1/2027[f]	3,919,725
	Teva Pharmaceutical Finance Netherlands III BV
2,555,000	3.150%, 10/1/2026	1,922,638
	Valeant Pharmaceuticals International, Inc.
1,368,000	5.500%, 3/1/2023[f]	1,379,970
432,000	5.875%, 5/15/2023[f]	438,264
2,320,000	8.500%, 1/31/2027[f]	2,610,000
	VRX Escrow Corporation
4,705,000	6.125%, 4/15/2025[f]	4,884,378

	Total	96,357,327

Energy (12.3%)
	Alliance Resource Operating Partners, LP
1,415,000	7.500%, 5/1/2025[f]	1,202,750
	Antero Resources Corporation
1,415,000	5.125%, 12/1/2022	1,059,481
2,360,000	5.625%, 6/1/2023[g]	1,654,950
	Boardwalk Pipelines, LP
3,243,000	5.950%, 6/1/2026	3,635,627
	Buckeye Partners, LP
3,735,000	4.125%, 12/1/2027	3,447,420
	California Resources Corporation
4,210,000	8.000%, 12/15/2022[f,g]	1,220,900
	Centennial Resource Production, LLC
4,415,000	5.375%, 1/15/2026[f]	4,139,062
	Cheniere Corpus Christi Holdings, LLC
5,990,000	7.000%, 6/30/2024	6,888,979
	Cheniere Energy Partners, LP
3,285,000	5.625%, 10/1/2026	3,469,781
2,355,000	4.500%, 10/1/2029[f]	2,405,044
	Chesapeake Energy Corporation
900,000	7.000%, 10/1/2024	605,250
3,719,000	8.000%, 1/15/2025	2,454,540
	CrownRock Finance, Inc.
3,250,000	5.625%, 10/15/2025[f]	3,176,940
	Diamondback Energy, Inc.
2,790,000	4.750%, 11/1/2024	2,884,162
	Enagas SA
3,810,000	5.500%, 1/15/2028[f]	3,571,875
	Energy Transfer Operating, LP
3,755,000	5.500%, 6/1/2027	4,215,836
	Murphy Oil Corporation
1,190,000	6.875%, 8/15/2024	1,255,260
1,630,000	5.750%, 8/15/2025	1,652,445
	Nabors Industries, Inc.
2,800,000	5.750%, 2/1/2025	2,086,840
	NGPL Pipeco, LLC
2,790,000	4.875%, 8/15/2027[f]	3,000,946
	Noble Holding International, Ltd.
2,790,000	7.750%, 1/15/2024[g]	1,674,000
	Pacific Drilling First Lien Escrow Issuer, Ltd.
1,885,000	8.375%, 10/1/2023[f]	1,502,109
	Pacific Drilling Second Lien Escrow Issuer, Ltd.
562,682	11.000%, PIK 12.000%, 4/1/2024[f,j]	213,819
	Parsley Energy, LLC
2,800,000	5.625%, 10/15/2027[f]	2,891,000
	Precision Drilling Corporation
1,060,000	7.750%, 12/15/2023	1,001,700
1,530,000	7.125%, 1/15/2026[f]	1,323,450
	Rowan Companies, Inc.
3,255,000	4.750%, 1/15/2024	1,871,625
	Sanchez Energy Corporation
3,260,000	7.250%, 2/15/2023[f,g,i]	2,216,800
	SM Energy Company
2,325,000	5.000%, 1/15/2024	2,051,812
	Southwestern Energy Company
3,715,000	7.500%, 4/1/2026	3,260,247
	Sunoco, LP
2,325,000	4.875%, 1/15/2023	2,386,031
910,000	5.500%, 2/15/2026	940,804
	Tallgrass Energy Partners, LP
2,500,000	4.750%, 10/1/2023[f]	2,425,000
	Targa Resources Partners, LP
3,725,000	5.125%, 2/1/2025	3,818,200
	Transocean Pontus, Ltd.
413,850	6.125%, 8/1/2025[f]	412,815
	Transocean, Inc.
2,600,000	7.250%, 11/1/2025[f]	2,294,500
930,000	7.500%, 1/15/2026[f]	827,700
3,255,000	7.500%, 4/15/2031	2,180,850
	USA Compression Partners LP
2,110,000	6.875%, 9/1/2027[f]	2,110,000
	Viper Energy Partners, LP
830,000	5.375%, 11/1/2027[f]	844,525
	W&T Offshore, Inc.
3,055,000	9.750%, 11/1/2023[f]	2,864,063
	WPX Energy, Inc.
1,595,000	8.250%, 8/1/2023	1,778,425
820,000	5.250%, 10/15/2027	797,450

	Total	95,715,013

Financials (8.2%)
	Ally Financial, Inc.
1,340,000	4.625%, 5/19/2022	1,403,918
3,700,000	5.750%, 11/20/2025	4,120,875
	Avolon Holdings Funding, Ltd.
930,000	5.500%, 1/15/2023[f]	1,003,563
2,330,000	5.125%, 10/1/2023[f]	2,514,070
	Chobani, LLC
1,870,000	7.500%, 4/15/2025[f]	1,795,200
	CIT Group, Inc.
1,237,000	5.000%, 8/15/2022	1,315,018
1,083,000	5.000%, 8/1/2023	1,166,932
	Credit Acceptance Corporation
3,780,000	6.625%, 3/15/2026[f]	4,016,250
	Drawbridge Special Opportunities Fund, LP
3,215,000	5.000%, 8/1/2021[f]	3,248,415

The accompanying Notes to Financial Statements are an integral part of this schedule.

42

HIGH YIELD FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (89.7%)	Value
Financials (8.2%) - continued
	Fortress Transportation and Infrastructure Investors, LLC
$1,000,000	6.750%, 3/15/2022[f]	$1,041,250
	Genworth Holdings, Inc.
2,985,000	4.900%, 8/15/2023	2,810,377
	Global Aircraft Leasing Company, Ltd.
3,760,000	6.500%, PIK 0.000%, 9/15/2024[f,j]	3,848,172
	Icahn Enterprises, LP
2,350,000	4.750%, 9/15/2024[f]	2,382,312
4,690,000	6.250%, 5/15/2026	4,971,400
	Iron Mountain, Inc.
1,860,000	5.750%, 8/15/2024	1,876,275
	MPT Operating Partnership, LP
2,640,000	5.500%, 5/1/2024	2,709,300
1,160,000	5.000%, 10/15/2027	1,223,800
2,350,000	4.625%, 8/1/2029	2,451,379
	Park Aerospace Holdings, Ltd.
1,395,000	5.250%, 8/15/2022[f]	1,485,605
3,715,000	4.500%, 3/15/2023[f]	3,902,608
1,370,000	5.500%, 2/15/2024[f]	1,506,178
	Quicken Loans, Inc.
3,485,000	5.750%, 5/1/2025[f]	3,587,738
	Royal Bank of Scotland Group plc
2,585,000	5.125%, 5/28/2024	2,789,310
	Synchrony Financial
1,160,000	4.250%, 8/15/2024	1,226,422
3,720,000	3.950%, 12/1/2027	3,875,427
	Trivium Packaging Finance
940,000	5.500%, 8/15/2026[f]	985,825
470,000	8.500%, 8/15/2027[f]	499,375

	Total	63,756,994

Technology (5.7%)
	Anixter, Inc.
2,045,000	5.125%, 10/1/2021	2,111,462
	CommScope Finance, LLC
1,400,000	6.000%, 3/1/2026[f]	1,438,500
	CommScope Technologies Finance, LLC
4,225,000	6.000%, 6/15/2025[f]	3,787,713
	Diamond Finance Corporation
4,205,000	7.125%, 6/15/2024[f]	4,458,351
	Diamond Sports Group, LLC
2,110,000	5.375%, 8/15/2026[f]	2,202,313
2,115,000	6.625%, 8/15/2027[f,g]	2,178,450
	Equinix, Inc.
3,740,000	5.750%, 1/1/2025	3,866,337
	Harland Clarke Holdings Corporation
3,510,000	8.375%, 8/15/2022[f]	2,799,225
	Inception Merger Sub, Inc.
5,645,000	8.625%, 11/15/2024[f,g]	5,165,175
	Iron Mountain, Inc.
3,255,000	5.250%, 3/15/2028[f]	3,417,750
	NCR Corporation
3,760,000	5.750%, 9/1/2027[f]	3,849,300
	Nielsen Company SARL
3,280,000	5.000%, 2/1/2025[f,g]	3,267,700
	Plantronics, Inc.
2,110,000	5.500%, 5/31/2023[f]	2,146,925
	Seagate HDD Cayman
972,000	4.750%, 1/1/2025	1,028,652
	SS&C Technologies, Inc.
2,800,000	5.500%, 9/30/2027[f]	2,987,250

	Total	44,705,103

Transportation (2.2%)
	AerCap Holdings NV
2,360,000	5.875%, 10/10/2079[b]	2,460,300
	American Airlines Group, Inc.
3,280,000	5.000%, 6/1/2022[f]	3,419,400
	Hertz Corporation
1,860,000	5.500%, 10/15/2024[f]	1,845,306
1,410,000	7.125%, 8/1/2026[f]	1,455,825
	United Continental Holdings, Inc.
2,000,000	4.250%, 10/1/2022	2,065,440
1,750,000	4.875%, 1/15/2025	1,836,800
	XPO Logistics, Inc.
2,330,000	6.125%, 9/1/2023[f]	2,399,900
1,870,000	6.750%, 8/15/2024[f]	2,019,600

	Total	17,502,571

Utilities (3.9%)
	AES Corporation
2,325,000	4.500%, 3/15/2023	2,377,312
	Dynegy, Inc.
3,255,000	8.125%, 1/30/2026[f]	3,490,988
	Electricite de France SA
2,500,000	5.250%, 1/29/2023[b,f,l]	2,581,250
	GFL Environmental, Inc.
940,000	8.500%, 5/1/2027[f]	1,034,000
	NextEra Energy Operating Partners, LP
4,710,000	3.875%, 10/15/2026[f]	4,698,225
	NRG Energy, Inc.
1,320,000	7.250%, 5/15/2026	1,445,440
1,170,000	5.250%, 6/15/2029[f]	1,254,825
	Suburban Propane Partners, LP
2,805,000	5.875%, 3/1/2027	2,903,175
	Talen Energy Supply, LLC
1,860,000	6.500%, 6/1/2025	1,395,037
1,410,000	7.250%, 5/15/2027[f]	1,406,475
	Terraform Global Operating, LLC
2,340,000	6.125%, 3/1/2026[f]	2,392,650
	TerraForm Power Operating, LLC
1,860,000	4.250%, 1/31/2023[f]	1,915,800
2,560,000	5.000%, 1/31/2028[f]	2,700,032
	Vistra Operations Company, LLC
630,000	5.000%, 7/31/2027[f]	652,050

	Total	30,247,259

	Total Long-Term Fixed Income (cost $695,324,795)	699,255,515

The accompanying Notes to Financial Statements are an integral part of this schedule.

43

HIGH YIELD FUND

Schedule of Investments as of October 31, 2019

Shares	Collateral Held for Securities Loaned (3.0%)	Value
23,247,931	Thrivent Cash Management Trust	$23,247,931

	Total Collateral Held for Securities Loaned (cost $23,247,931)	23,247,931

Shares	Preferred Stock (0.3%)	Value
Financials (0.3%)
82,373	Bank of America Corporation, 5.000%[g,l]	2,137,579
47,000	Federal National Mortgage Association, 0.000%[g,l,m]	550,840

	Total	2,688,419

	Total Preferred Stock (cost $2,532,848)	2,688,419

Shares	Common Stock (0.1%)	Value
Industrials (<0.1%)
917,195	Abengoa SA, Class Am	20,459
9,178,073	Abengoa SA, Class Bm	102,363

	Total	122,822

Materials (0.1%)
45,804	Hexion Holdings Corporation[m]	462,621

	Total	462,621

	Total Common Stock (cost $898,732)	585,443

Shares or Principal Amount	Short-Term Investments (3.5%)	Value
	Thrivent Core Short-Term Reserve Fund
2,717,693	2.110%	27,176,930
	U.S. Treasury Bills
400,000	1.916%, 11/29/2019[n]	399,538

	Total Short-Term Investments (cost $27,576,334)	27,576,468

	Total Investments (cost $784,924,023) 101.1%	$788,399,058

	Other Assets and Liabilities, Net (1.1%)	(8,400,391)

	Total Net Assets 100.0%	$779,998,667

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	In bankruptcy. Interest is being accrued per the bankruptcy agreement terms.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $445,725,376 or 57.1% of total net assets.

g	All or a portion of the security is on loan.
h	Defaulted security. Interest is not being accrued.
i	In bankruptcy. Interest is not being accrued.
j

Denotes payment-in-kind security. The security may pay an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of October 31, 2019.

k	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
m	Non-income producing security.
n	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High Yield Fund as of October 31, 2019 was $8,180 or 0.0% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2019.

Security	Acquisition Date	Cost
Midwest Vanadium, Pty. Ltd., 2/15/2018	2/9/2011	$2,714,489

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Fund as of October 31, 2019:

Securities Lending Transactions
Long-Term Fixed Income	$20,843,869
Common Stock	1,057,282

Total lending	$21,901,151
Gross amount payable upon return of collateral for securities loaned	$23,247,931

Net amounts due to counterparty	$1,346,780

The accompanying Notes to Financial Statements are an integral part of this schedule.

44

HIGH YIELD FUND

Schedule of Investments as of October 31, 2019

Definitions:

PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

45

INCOME FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (1.4%)[a]	Value
Basic Materials (<0.1%)
	Ball Metalpack Finco, LLC, Term Loan
$59,250	6.624%, (LIBOR 3M + 4.500%), 7/31/2025[b]	$53,818
	Big River Steel, LLC, Term Loan
147,000	7.104%, (LIBOR 3M + 5.000%), 8/23/2023[b]	145,623
	MRC Global (US), Inc., Term Loan
162,519	4.786%, (LIBOR 1M + 3.000%), 9/22/2024[b,c]	160,081

	Total	359,522

Capital Goods (0.1%)
	Advanced Disposal Services, Inc., Term Loan
272,664	4.086%, (LIBOR 1W + 2.250%), 11/10/2023[b]	273,003
	GFL Environmental, Inc., Term Loan
425,689	4.786%, (LIBOR 1M + 3.000%), 5/31/2025[b]	424,016
	Sotera Health Holdings, LLC, Term Loan
198,663	4.927%, (LIBOR 3M + 3.000%), 5/15/2022[b]	194,937
	Vertiv Group Corporation, Term Loan
404,187	5.927%, (LIBOR 1M + 4.000%), 11/15/2023[b]	379,835

	Total	1,271,791

Communications Services (0.3%)
	Altice France SA, Term Loan
126,750	4.536%, (LIBOR 1M + 2.750%), 7/31/2025[b]	122,511
	CenturyLink, Inc., Term Loan
471,946	4.536%, (LIBOR 1M + 2.750%), 1/31/2025[b]	466,816
	Frontier Communications Corporation, Term Loan
268,812	5.540%, (LIBOR 1M + 3.750%), 6/15/2024[b]	267,536
	HCP Acquisition, LLC, Term Loan
215,480	4.786%, (LIBOR 1M + 3.000%), 5/16/2024[b]	214,863
	Intelsat Jackson Holdings SA, Term Loan
185,000	5.682%, (LIBOR 3M + 3.750%), 11/27/2023[b]	184,654
	Sprint Communications, Inc., Term Loan
614,250	4.313%, (LIBOR 1M + 2.500%), 2/3/2024[b]	606,830
	TNS, Inc., Term Loan
215,042	5.930%, (LIBOR 3M + 4.000%), 8/14/2022[b]	210,563
	Virgin Media Bristol, LLC, Term Loan
310,000	4.421%, (LIBOR 1M + 2.500%), 1/31/2028[b]	308,580
	WideOpenWest Finance, LLC, Term Loan
200,900	5.054%, (LIBOR 1M + 3.250%), 8/19/2023[b]	192,551
	Windstream Services, LLC, Term Loan
163,744	9.750%, (PRIME + 5.000%), 3/30/2021[b,d]	165,235

	Total	2,740,139

Consumer Cyclical (0.2%)
	Golden Entertainment, Inc., Term Loan
366,700	4.810%, (LIBOR 1M + 3.000%), 10/20/2024[b]	366,931
	Golden Nugget, LLC, Term Loan
90,000	0.000%, (LIBOR 1M + 2.750%), 10/4/2023[b,e,f]	89,761
292,937	471.588%, (LIBOR 3M + 2.750%), 10/4/2023[b]	292,158
	LCPR Loan Financing, LLC, Term Loan
295,000	0.000%, (LIBOR 3M + 5.000%), 10/22/2026[b,e,f]	296,661
	Scientific Games International, Inc., Term Loan
541,750	4.536%, (LIBOR 2M + 2.750%), 8/14/2024[b]	535,146
	Stars Group Holdings BV, Term Loan
177,495	5.604%, (LIBOR 3M + 3.500%), 7/10/2025[b]	178,146
	Tenneco, Inc., Term Loan
188,575	4.786%, (LIBOR 1M + 3.000%), 10/1/2025[b]	170,189

	Total	1,928,992

Consumer Non-Cyclical (0.3%)
	Air Medical Group Holdings, Inc., Term Loan
496,163	5.096%, (LIBOR 1M + 3.250%), 4/28/2022[b]	444,532
98,250	6.036%, (LIBOR 1M + 4.250%), 3/14/2025[b]	87,864
	Bausch Health Companies, Inc., Term Loan
322,991	4.921%, (LIBOR 1M + 3.000%), 6/1/2025[b]	324,034
	Endo International plc, Term Loan
324,196	6.063%, (LIBOR 1M + 4.250%), 4/27/2024[b]	297,612
	JBS USA LUX SA, Term Loan
164,175	4.286%, (LIBOR 1M + 2.500%), 5/1/2026[b]	164,603
	McGraw-Hill Global Education Holdings, LLC, Term Loan
635,658	5.786%, (LIBOR 1M + 4.000%), 5/4/2022[b]	579,441
	MPH Acquisition Holdings, LLC, Term Loan
235,466	4.854%, (LIBOR 3M + 2.750%), 6/7/2023[b]	220,295
	Plantronics, Inc., Term Loan
341,795	4.286%, (LIBOR 1M + 2.500%), 7/2/2025[b]	339,731

	Total	2,458,112

The accompanying Notes to Financial Statements are an integral part of this schedule.

46

INCOME FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (1.4%)[a]	Value
Energy (0.1%)
	HFOTCO, LLC, Term Loan
$281,438	4.540%, (LIBOR 1M + 2.750%), 6/26/2025[b,c]	$281,086
	Radiate Holdco, LLC, Term Loan
599,244	4.786%, (LIBOR 1M + 3.000%), 2/1/2024[b]	592,670

	Total	873,756

Financials (0.3%)
	Avolon TLB Borrower 1 US, LLC, Term Loan
189,739	3.596%, (LIBOR 1M + 1.750%), 1/15/2025[b]	190,404
	DTZ U.S. Borrower, LLC, Term Loan
188,100	5.036%, (LIBOR 1M + 3.250%), 8/21/2025[b]	188,256
	GGP Nimbus, LLC, Term Loan
267,300	4.286%, (LIBOR 1M + 2.500%), 8/24/2025[b]	262,791
	Harland Clarke Holdings Corporation, Term Loan
294,584	6.854%, (LIBOR 3M + 4.750%), 11/3/2023[b]	228,671
	Level 3 Parent, LLC, Term Loan
515,000	4.036%, (LIBOR 1M + 2.250%), 2/22/2024[b]	515,386
	Sable International Finance, Ltd., Term Loan
520,427	5.036%, (LIBOR 1M + 3.250%), 1/31/2026[b]	521,655
	Tronox Finance, LLC, Term Loan
401,438	4.660%, (LIBOR 3M + 2.750%), 9/22/2024[b]	397,476

	Total	2,304,639

Technology (0.1%)
	Prime Security Services Borrower, LLC, Term Loan
315,000	5.247%, (LIBOR 1M + 3.250%), 9/23/2026[b]	303,861
	Rackspace Hosting, Inc., Term Loan
327,646	5.287%, (LIBOR 2M + 3.000%), 11/3/2023[b]	290,888

	Total	594,749

	Total Bank Loans (cost $12,854,025)	12,531,700

Principal Amount	Long-Term Fixed Income (91.0%)	Value
Asset-Backed Securities (1.1%)
	Babson CLO, Ltd.
2,100,000	4.866%, (LIBOR 3M + 2.900%), 7/20/2029, Ser. 2018-3A, Class Db,g	1,964,928
	Magnetite XII, Ltd.
1,800,000	3.101%, (LIBOR 3M + 1.100%), 10/15/2031, Ser. 2015-12A, Class ARR[b,g]	1,790,964
	Octagon Investment Partners XVI, Ltd.
1,400,000	3.402%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2Rb,g	1,374,932
	Shackleton CLO, Ltd.
1,200,000	3.171%, (LIBOR 3M + 1.170%), 7/15/2031, Ser. 2015-7RA, Class A1[b,g]	1,190,270
	Sound Point CLO X, Ltd.
1,800,000	4.666%, (LIBOR 3M + 2.700%), 1/20/2028, Ser. 2015-3A, Class DRb,g	1,710,812
	THL Credit Wind River CLO, Ltd.
1,800,000	4.836%, (LIBOR 3M + 2.850%), 7/15/2028, Ser. 2016-1A, Class DRb,g	1,723,916

	Total	9,755,822

Basic Materials (2.6%)
	Alcoa, Inc.
360,000	5.125%, 10/1/2024	386,100
	Anglo American Capital plc
1,800,000	3.625%, 9/11/2024[g]	1,867,783
1,450,000	4.750%, 4/10/2027[g]	1,571,714
	Cleveland-Cliffs, Inc.
360,000	5.750%, 3/1/2025	355,500
	Dow Chemical Company
1,080,000	3.000%, 11/15/2022	1,105,766
	Glencore Funding, LLC
1,820,000	4.125%, 5/30/2023[g]	1,905,562
1,620,000	4.000%, 3/27/2027[g]	1,680,247
	International Paper Company
1,260,000	3.000%, 2/15/2027	1,289,887
	Kinross Gold Corporation
360,000	5.950%, 3/15/2024	397,908
2,230,000	4.500%, 7/15/2027	2,363,354
	LyondellBasell Industries NV
600,000	6.000%, 11/15/2021	640,545
	Novelis Corporation
360,000	5.875%, 9/30/2026[g]	378,036
	Packaging Corporation of America
1,550,000	2.450%, 12/15/2020	1,556,346
	Syngenta Finance NV
1,825,000	4.441%, 4/24/2023[g]	1,905,297
	Teck Resources, Ltd.
1,730,000	6.125%, 10/1/2035	1,944,957
	Tronox Finance plc
360,000	5.750%, 10/1/2025[g]	339,300
	Vale Overseas, Ltd.
465,000	4.375%, 1/11/2022[h]	484,065
1,080,000	6.250%, 8/10/2026	1,258,416
	Westlake Chemical Corporation
1,800,000	3.600%, 8/15/2026	1,867,740
	WestRock Company
730,000	3.750%, 3/15/2025	768,557

	Total	24,067,080

The accompanying Notes to Financial Statements are an integral part of this schedule.

47

INCOME FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (91.0%)	Value
Capital Goods (3.5%)
	Amsted Industries, Inc.
$145,000	5.625%, 7/1/2027[g]	$152,975
	BAE Systems plc
1,030,000	4.750%, 10/11/2021[g]	1,079,597
	Bombardier, Inc.
310,000	7.500%, 3/15/2025[g]	296,437
	CNH Industrial Capital, LLC
1,440,000	4.875%, 4/1/2021	1,486,498
	CNH Industrial NV
1,440,000	3.850%, 11/15/2027	1,500,104
	Crown Cork & Seal Company, Inc.
360,000	7.375%, 12/15/2026	432,000
	General Electric Capital Corporation
1,800,000	3.119%, (LIBOR 3M + 1.000%), 3/15/2023[b]	1,789,002
	General Electric Company
2,800,000	5.000%, 1/21/2021[b,i]	2,700,488
	L3Harris Technologies, Inc.
720,000	4.950%, 2/15/2021[g]	740,213
	Northrop Grumman Corporation
1,250,000	3.250%, 1/15/2028	1,308,959
	Owens-Brockway Glass Container, Inc.
500,000	5.875%, 8/15/2023[g]	528,125
	Parker-Hannifin Corporation
1,750,000	4.000%, 6/14/2049	1,893,553
	Republic Services, Inc.
1,830,000	3.550%, 6/1/2022	1,901,839
	Roper Technologies, Inc.
1,080,000	3.125%, 11/15/2022	1,109,079
1,260,000	3.800%, 12/15/2026	1,354,084
2,000,000	2.950%, 9/15/2029	2,026,513
	Spirit AeroSystems, Inc.
1,800,000	2.919%, (LIBOR 3M + 0.800%), 6/15/2021[b]	1,795,171
	Textron, Inc.
720,000	4.300%, 3/1/2024	773,796
370,000	3.875%, 3/1/2025	393,041
1,440,000	3.650%, 3/15/2027	1,513,625
	United Rentals North America, Inc.
375,000	5.500%, 7/15/2025	389,513
	United Technologies Corporation
1,075,000	3.950%, 8/16/2025	1,176,840
2,175,000	4.450%, 11/16/2038	2,601,293
2,150,000	4.625%, 11/16/2048	2,697,694

	Total	31,640,439

Collateralized Mortgage Obligations (0.2%)
	Countrywide Alternative Loan Trust
674,026	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	672,815
	GMAC Mortgage Corporation Loan Trust
140,070	2.323%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,j]	169,159
	IndyMac Seconds Asset-Backed Trust
669,209	2.163%, (LIBOR 1M + 0.340%), 10/25/2036, Ser. 2006-2B, Class Ab,j	366,085
	Wachovia Mortgage Loan Trust, LLC
292,514	4.847%, 5/20/2036, Ser. 2006-A, Class 2A1[b]	290,416

	Total	1,498,475

Commercial Mortgage-Backed Securities (0.1%)
	Federal National Mortgage Association
790,047	4.500%, 5/1/2048	832,748

	Total	832,748

Communications Services (7.7%)
	AMC Networks, Inc.
360,000	5.000%, 4/1/2024	366,682
	American Tower Corporation
1,440,000	3.125%, 1/15/2027	1,477,842
	AT&T, Inc.
1,810,000	4.450%, 4/1/2024	1,962,035
2,150,000	3.312%, (LIBOR 3M + 1.180%), 6/12/2024[b]	2,187,361
760,000	3.400%, 5/15/2025	796,531
2,880,000	4.250%, 3/1/2027	3,163,120
1,519,000	4.300%, 2/15/2030	1,672,190
1,810,000	4.300%, 12/15/2042	1,914,381
1,800,000	4.500%, 3/9/2048	1,923,186
2,500,000	4.550%, 3/9/2049	2,687,626
	British Telecommunications plc
1,800,000	4.500%, 12/4/2023	1,944,335
	CCO Holdings, LLC
360,000	5.125%, 2/15/2023	367,650
360,000	5.500%, 5/1/2026[g]	379,350
	Charter Communications Operating, LLC
2,500,000	4.800%, 3/1/2050	2,536,604
1,700,000	4.908%, 7/23/2025	1,875,400
1,525,000	6.484%, 10/23/2045	1,873,986
	Comcast Corporation
400,000	4.950%, 10/15/2058	516,162
1,080,000	3.375%, 8/15/2025	1,150,670
292,000	6.400%, 5/15/2038	412,906
1,600,000	4.600%, 10/15/2038	1,905,774
1,800,000	4.650%, 7/15/2042	2,150,951
	Cox Communications, Inc.
1,800,000	3.350%, 9/15/2026[g]	1,881,851
315,000	4.800%, 2/1/2035[g]	343,616
1,400,000	4.700%, 12/15/2042[g]	1,505,221
	Crown Castle International Corporation
540,000	3.400%, 2/15/2021	548,968
2,340,000	5.250%, 1/15/2023	2,556,192
1,300,000	3.150%, 7/15/2023	1,332,473
	Discovery Communications, LLC
1,170,000	3.500%, 6/15/2022	1,205,271
900,000	4.900%, 3/11/2026	1,005,163
1,700,000	5.300%, 5/15/2049	1,899,069
	Fox Corporation
1,800,000	5.476%, 1/25/2039[g]	2,205,356
	Frontier Communications Corporation
150,000	8.000%, 4/1/2027[g]	157,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

48

INCOME FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (91.0%)	Value
Communications Services (7.7%) - continued
	Interpublic Group of Companies, Inc.
$1,800,000	3.750%, 10/1/2021	$1,851,076
	Level 3 Financing, Inc.
360,000	5.250%, 3/15/2026	375,750
	Nexstar Escrow Corporation
360,000	5.625%, 8/1/2024[g]	375,617
	Omnicom Group, Inc.
560,000	3.650%, 11/1/2024	591,738
	Sinclair Television Group, Inc.
360,000	5.875%, 3/15/2026[g]	375,750
	Sprint Corporation
540,000	7.125%, 6/15/2024	585,900
	Time Warner Cable, Inc.
2,200,000	4.125%, 2/15/2021	2,241,846
	Time Warner Entertainment Company, LP
780,000	8.375%, 3/15/2023	928,982
	T-Mobile USA, Inc.
360,000	4.500%, 2/1/2026	371,250
	VeriSign, Inc.
360,000	4.750%, 7/15/2027	380,250
	Verizon Communications, Inc.
1,260,000	3.500%, 11/1/2024	1,339,995
2,600,000	3.258%, (LIBOR 3M + 1.100%), 5/15/2025[b]	2,644,695
1,080,000	5.250%, 3/16/2037	1,359,478
2,170,000	4.862%, 8/21/2046	2,687,556
	Viacom, Inc.
1,800,000	4.375%, 3/15/2043	1,854,871
	Vodafone Group plc
1,350,000	5.000%, 5/30/2038	1,551,283
	Walt Disney Company
1,100,000	7.625%, 11/30/2028[g]	1,525,686
1,190,000	6.400%, 12/15/2035[g]	1,711,592

	Total	70,658,737

Consumer Cyclical (5.0%)
	Amazon.com, Inc.
2,520,000	4.050%, 8/22/2047	2,995,267
	American Honda Finance Corporation
1,400,000	2.150%, 9/10/2024	1,407,483
	Brookfield Property REIT, Inc.
360,000	5.750%, 5/15/2026[g]	375,300
	Brookfield Residential Properties, Inc.
225,000	6.250%, 9/15/2027[g]	229,500
	Cinemark USA, Inc.
360,000	4.875%, 6/1/2023	365,400
	Daimler Finance North America, LLC
1,100,000	2.837%, (LIBOR 3M + 0.550%), 5/4/2021[b,g]	1,100,296
	Ford Motor Credit Company, LLC
800,000	2.597%, 11/4/2019	800,000
1,100,000	3.470%, 4/5/2021	1,108,939
1,400,000	5.596%, 1/7/2022	1,475,682
1,800,000	2.979%, 8/3/2022	1,791,603
1,425,000	4.250%, 9/20/2022	1,465,676
1,800,000	3.350%, 11/1/2022	1,805,503
	General Motors Company
1,800,000	3.034%, (LIBOR 3M + 0.900%), 9/10/2021[b]	1,800,922
2,500,000	5.000%, 10/1/2028	2,685,929
770,000	5.000%, 4/1/2035	785,102
	General Motors Financial Company, Inc.
1,900,000	3.450%, 4/10/2022	1,936,903
1,490,000	4.000%, 1/15/2025	1,539,506
	Hanesbrands, Inc.
360,000	4.625%, 5/15/2024[g]	378,432
	Harley-Davidson Financial Services, Inc.
1,870,000	4.050%, 2/4/2022[g]	1,935,896
	Hertz Corporation
360,000	7.625%, 6/1/2022[g]	373,950
	Home Depot, Inc.
540,000	2.125%, 9/15/2026	543,358
1,820,000	4.250%, 4/1/2046	2,181,460
	Hyundai Capital America
1,050,000	3.000%, 3/18/2021[g]	1,058,801
2,150,000	2.450%, 6/15/2021[g]	2,148,105
	Hyundai Capital Services, Inc.
1,080,000	3.000%, 3/6/2022[g]	1,089,274
	L Brands, Inc.
190,000	5.625%, 2/15/2022	199,975
190,000	6.694%, 1/15/2027	187,150
	Lennar Corporation
1,270,000	2.950%, 11/29/2020	1,271,588
1,100,000	4.125%, 1/15/2022	1,130,250
1,100,000	4.500%, 4/30/2024	1,163,250
	Live Nation Entertainment, Inc.
720,000	4.750%, 10/15/2027[g]	750,672
	Macy’s Retail Holdings, Inc.
300,000	3.875%, 1/15/2022	307,444
475,000	2.875%, 2/15/2023	471,826
	McDonald’s Corporation
1,825,000	4.450%, 3/1/2047	2,105,616
	ServiceMaster Company, LLC
360,000	5.125%, 11/15/2024[g]	373,050
	Six Flags Entertainment Corporation
360,000	4.875%, 7/31/2024[g]	371,700
	Viking Cruises, Ltd.
360,000	5.875%, 9/15/2027[g]	382,500
	Visa, Inc.
1,640,000	3.150%, 12/14/2025	1,753,500
	Volkswagen Group of America Finance, LLC
1,550,000	4.250%, 11/13/2023[g]	1,660,985
	Yum! Brands, Inc.
360,000	5.000%, 6/1/2024[g]	373,500

	Total	45,881,293

Consumer Non-Cyclical (11.5%)
	Abbott Laboratories
1,632,000	3.750%, 11/30/2026	1,788,093
810,000	4.750%, 11/30/2036	996,433
1,500,000	6.000%, 4/1/2039	2,087,597
	AbbVie, Inc.
2,540,000	3.200%, 5/14/2026	2,600,458

The accompanying Notes to Financial Statements are an integral part of this schedule.

49

INCOME FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (91.0%)	Value
Consumer Non-Cyclical (11.5%) - continued
	Albertson’s Companies, LLC
$360,000	6.625%, 6/15/2024	$377,550
	Altria Group, Inc.
1,800,000	4.800%, 2/14/2029	1,978,171
2,850,000	5.800%, 2/14/2039	3,277,706
1,800,000	5.950%, 2/14/2049	2,115,715
	Anheuser-Busch Companies, LLC
1,790,000	4.700%, 2/1/2036	2,062,189
	Anheuser-Busch InBev Worldwide, Inc.
2,175,000	4.000%, 4/13/2028	2,400,903
1,450,000	4.600%, 4/15/2048	1,663,841
1,800,000	4.439%, 10/6/2048	2,030,074
1,800,000	5.550%, 1/23/2049	2,345,903
	BAT Capital Corporation
1,450,000	3.222%, 8/15/2024	1,473,035
	Baxalta, Inc.
871,000	4.000%, 6/23/2025	936,790
	Becton, Dickinson and Company
1,750,000	3.363%, 6/6/2024	1,832,409
2,150,000	3.700%, 6/6/2027	2,311,559
1,700,000	4.669%, 6/6/2047	2,038,013
	Boston Scientific Corporation
1,340,000	3.375%, 5/15/2022	1,384,489
1,050,000	3.750%, 3/1/2026	1,133,015
700,000	4.000%, 3/1/2028	780,315
928,000	7.375%, 1/15/2040	1,413,423
	Bunge, Ltd. Finance Corporation
1,080,000	3.500%, 11/24/2020	1,093,632
	Cargill, Inc.
1,750,000	3.250%, 5/23/2029[g]	1,876,510
	Celgene Corporation
1,090,000	3.250%, 8/15/2022	1,124,462
	Centene Escrow Corporation
360,000	6.125%, 2/15/2024	374,288
	Cigna Corporation
1,800,000	4.125%, 11/15/2025	1,949,792
1,800,000	4.800%, 8/15/2038	2,043,486
	Conagra Brands, Inc.
500,000	4.600%, 11/1/2025	554,914
	Constellation Brands, Inc.
800,000	4.400%, 11/15/2025	884,296
360,000	3.500%, 5/9/2027	379,063
1,700,000	5.250%, 11/15/2048	2,097,299
	CVS Health Corporation
630,000	4.750%, 12/1/2022	672,629
1,825,000	4.100%, 3/25/2025	1,961,697
900,000	3.875%, 7/20/2025	956,917
3,000,000	4.780%, 3/25/2038	3,331,162
2,790,000	5.050%, 3/25/2048	3,195,981
	Forest Laboratories, Inc.
1,450,000	5.000%, 12/15/2021[g]	1,522,338
	H. J. Heinz Company
1,140,000	5.200%, 7/15/2045	1,212,463
	HCA, Inc.
360,000	5.375%, 2/1/2025	395,550
2,500,000	5.125%, 6/15/2039	2,734,925
	Imperial Brands Finance plc
1,800,000	3.500%, 7/26/2026[g]	1,794,248
	Imperial Tobacco Finance plc
1,310,000	3.750%, 7/21/2022[g]	1,351,192
	JBS USA, LLC
360,000	6.500%, 4/15/2029[g]	400,511
	Kellogg Company
1,450,000	3.125%, 5/17/2022	1,486,513
	Keurig Dr Pepper, Inc.
750,000	3.551%, 5/25/2021	767,300
	Kraft Foods Group, Inc.
1,800,000	6.875%, 1/26/2039	2,214,904
	Kraft Heinz Foods Company
720,000	3.000%, 6/1/2026	717,520
	Kroger Company
1,800,000	2.650%, 10/15/2026	1,801,838
	Nestle Holdings, Inc.
2,150,000	3.900%, 9/24/2038[g]	2,462,521
	Par Pharmaceutical, Inc.
360,000	7.500%, 4/1/2027[g]	342,000
	Pernod Ricard SA
1,620,000	5.750%, 4/7/2021[g]	1,705,226
	Perrigo Finance Unlimited Company
800,000	4.375%, 3/15/2026	827,542
1,800,000	4.900%, 12/15/2044	1,684,892
	Reckitt Benckiser Treasury Services plc
1,620,000	2.750%, 6/26/2024[g]	1,652,246
	Reynolds American, Inc.
2,000,000	4.850%, 9/15/2023	2,163,886
940,000	5.850%, 8/15/2045	1,044,392
	Shire Acquisitions Investments Ireland Designated Activity Company
1,800,000	2.875%, 9/23/2023	1,837,371
	Smithfield Foods, Inc.
4,500,000	2.650%, 10/3/2021[g]	4,478,873
	Tenet Healthcare Corporation
360,000	5.125%, 11/1/2027[g]	375,293
	Thermo Fisher Scientific, Inc.
720,000	2.950%, 9/19/2026	748,402
	Tyson Foods, Inc.
720,000	3.550%, 6/2/2027	770,309
	UnitedHealth Group, Inc.
1,800,000	2.950%, 10/15/2027	1,875,785
760,000	4.750%, 7/15/2045	927,657
1,775,000	4.450%, 12/15/2048	2,092,946
	VRX Escrow Corporation
450,000	6.125%, 4/15/2025[g]	467,156
	Zimmer Biomet Holdings, Inc.
1,750,000	3.550%, 4/1/2025	1,851,221

	Total	105,230,829

Energy (8.3%)
	Alliance Resource Operating Partners, LP
290,000	7.500%, 5/1/2025[g]	246,500
	BP Capital Markets America, Inc.
910,000	3.119%, 5/4/2026	953,809
1,440,000	3.017%, 1/16/2027	1,498,454
	BP Capital Markets plc
1,510,000	3.814%, 2/10/2024	1,613,991
	Cenovus Energy, Inc.
1,800,000	4.250%, 4/15/2027	1,896,428

The accompanying Notes to Financial Statements are an integral part of this schedule.

50

INCOME FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (91.0%)	Value
Energy (8.3%) - continued
	Centennial Resource Production, LLC
$360,000	5.375%, 1/15/2026[g]	$337,500
	Cheniere Corpus Christi Holdings, LLC
540,000	5.125%, 6/30/2027	581,850
	Chesapeake Energy Corporation
360,000	8.000%, 1/15/2025	237,600
	Continental Resources, Inc.
1,800,000	4.500%, 4/15/2023	1,874,232
1,800,000	4.375%, 1/15/2028	1,854,787
	Diamondback Energy, Inc.
350,000	4.750%, 11/1/2024	361,813
	El Paso Pipeline Partners Operating Company, LLC
1,650,000	5.000%, 10/1/2021	1,725,308
720,000	4.700%, 11/1/2042	746,915
	Enagas SA
360,000	5.500%, 1/15/2028[g]	337,500
	Enbridge Energy Partners, LP
1,450,000	5.200%, 3/15/2020	1,466,421
	Energy Transfer Operating, LP
1,800,000	6.000%, 6/15/2048	2,082,545
	Energy Transfer Partners, LP
2,520,000	4.200%, 4/15/2027	2,627,895
	Eni SPA
1,450,000	4.000%, 9/12/2023[g]	1,533,884
	EnLink Midstream Partners, LP
720,000	4.150%, 6/1/2025	649,706
540,000	4.850%, 7/15/2026	494,100
	Enterprise Products Operating, LLC
1,010,000	3.700%, 2/15/2026	1,073,656
1,800,000	4.875%, 8/16/2077[b]	1,772,172
	EQM Midstream Partners LP
1,550,000	4.750%, 7/15/2023	1,537,963
	Hess Corporation
720,000	3.500%, 7/15/2024	738,115
700,000	4.300%, 4/1/2027	741,424
	Kinder Morgan, Inc.
720,000	5.000%, 2/15/2021[g]	743,796
1,825,000	5.200%, 3/1/2048	2,074,333
	Marathon Petroleum Corporation
1,440,000	4.750%, 12/15/2023	1,574,236
1,780,000	6.500%, 3/1/2041	2,298,471
	MPLX, LP
1,450,000	3.500%, 12/1/2022[g]	1,493,311
1,450,000	4.875%, 6/1/2025	1,589,994
1,750,000	4.800%, 2/15/2029	1,922,737
1,080,000	5.200%, 3/1/2047	1,157,097
	Murphy Oil Corporation
360,000	5.750%, 8/15/2025	364,957
	Newfield Exploration Company
1,700,000	5.750%, 1/30/2022	1,815,402
1,000,000	5.625%, 7/1/2024	1,095,570
	Noble Energy, Inc.
1,700,000	3.900%, 11/15/2024	1,791,374
1,400,000	5.050%, 11/15/2044	1,479,873
	Occidental Petroleum Corporation
1,080,000	4.300%, 8/15/2039	1,098,884
	Petrobras Global Finance BV
1,483,000	5.093%, 1/15/2030[g]	1,572,722
	Petroleos Mexicanos
1,400,000	7.690%, 1/23/2050[g]	1,526,560
1,400,000	6.490%, 1/23/2027[g]	1,494,500
	Phillips 66
1,050,000	3.900%, 3/15/2028	1,137,782
	Plains All American Pipeline, LP
1,550,000	5.000%, 2/1/2021	1,591,605
1,800,000	3.650%, 6/1/2022	1,847,282
1,800,000	4.500%, 12/15/2026	1,887,005
	Regency Energy Partners, LP
2,360,000	5.000%, 10/1/2022	2,507,052
	Sabine Pass Liquefaction, LLC
1,090,000	5.750%, 5/15/2024	1,218,979
	Schlumberger Holdings Corporation
1,080,000	4.000%, 12/21/2025[g]	1,154,746
	Suncor Energy, Inc.
1,080,000	3.600%, 12/1/2024	1,141,316
	Sunoco Logistics Partners Operations, LP
1,800,000	3.450%, 1/15/2023	1,838,977
	Sunoco, LP
360,000	5.500%, 2/15/2026	372,186
	Transocean, Inc.
360,000	7.500%, 1/15/2026[g]	320,400
	Williams Companies, Inc.
1,800,000	7.500%, 1/15/2031	2,360,875
	Williams Partners, LP
1,070,000	4.500%, 11/15/2023	1,143,827
900,000	3.750%, 6/15/2027	937,053
	Woodside Finance, Ltd.
1,870,000	3.650%, 3/5/2025[g]	1,937,924

	Total	75,475,394

Financials (26.1%)
	Aegon NV
1,400,000	1.668%, (USISDA 10Y + 0.100%), 1/15/2020[b,i]	1,080,100
	AerCap Ireland Capital, Ltd.
1,800,000	5.000%, 10/1/2021	1,890,393
540,000	3.950%, 2/1/2022	558,767
	Air Lease Corporation
1,490,000	3.750%, 2/1/2022	1,538,978
740,000	4.250%, 9/15/2024	796,547
	Ally Financial, Inc.
360,000	4.125%, 2/13/2022	372,150
	American International Group, Inc.
1,800,000	4.200%, 4/1/2028	1,979,179
1,370,000	4.500%, 7/16/2044	1,528,463
	Ares Capital Corporation
1,850,000	3.875%, 1/15/2020	1,853,572
	Associated Banc-Corporation
1,850,000	4.250%, 1/15/2025	1,957,207
	Athene Holding, Ltd.
950,000	4.125%, 1/12/2028	987,687
	Avolon Holdings Funding, Ltd.
700,000	5.250%, 5/15/2024[g]	763,350
	Banco Bilbao Vizcaya Argentaria SA
1,600,000	6.500%, 3/5/2025[b,i]	1,650,051
	Banco Santander SA
1,200,000	4.379%, 4/12/2028	1,316,052

The accompanying Notes to Financial Statements are an integral part of this schedule.

51

INCOME FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (91.0%)	Value
Financials (26.1%) - continued
	Bank of America Corporation
$1,100,000	3.499%, 5/17/2022[b]	$1,123,219
1,857,000	3.004%, 12/20/2023[b]	1,899,501
1,670,000	4.200%, 8/26/2024	1,799,475
1,640,000	6.500%, 10/23/2024[b,i]	1,859,547
1,800,000	4.000%, 1/22/2025	1,921,710
1,250,000	3.950%, 4/21/2025	1,332,442
730,000	3.875%, 8/1/2025	789,075
1,800,000	3.093%, 10/1/2025[b]	1,861,002
1,800,000	3.705%, 4/24/2028[b]	1,925,911
1,450,000	4.271%, 7/23/2029[b]	1,611,120
2,750,000	3.194%, 7/23/2030[b]	2,834,994
	Bank of Nova Scotia
1,800,000	3.125%, 4/20/2021	1,834,098
	Barclays Bank plc
1,090,000	10.179%, 6/12/2021[g]	1,220,380
	Barclays plc
2,100,000	4.610%, 2/15/2023[b]	2,193,725
1,600,000	4.338%, 5/16/2024[b]	1,684,026
720,000	4.836%, 5/9/2028	768,333
	Berkshire Hathaway Finance Corporation
1,050,000	4.250%, 1/15/2049	1,247,889
	BNP Paribas SA
1,350,000	4.375%, 3/1/2033[b,g,h]	1,434,390
	Boston Properties, LP
1,800,000	2.750%, 10/1/2026	1,827,342
	BPCE SA
1,080,000	3.000%, 5/22/2022[g]	1,098,286
735,000	5.700%, 10/22/2023[g]	813,390
810,000	5.150%, 7/21/2024[g]	890,820
	Capital One Bank USA NA
1,000,000	3.375%, 2/15/2023	1,030,406
	Capital One Financial Corporation
1,810,000	4.200%, 10/29/2025	1,954,679
	Capital One NA
1,800,000	2.150%, 9/6/2022	1,801,309
	CIT Bank NA
1,050,000	2.969%, 9/27/2025[b]	1,058,531
	CIT Group, Inc.
180,000	4.125%, 3/9/2021	184,050
180,000	5.250%, 3/7/2025	198,225
	Citigroup, Inc.
1,100,000	3.142%, 1/24/2023[b]	1,121,760
1,440,000	3.568%, (LIBOR 3M + 1.430%), 9/1/2023[b]	1,469,773
1,900,000	3.352%, 4/24/2025[b]	1,976,285
2,630,000	4.400%, 6/10/2025	2,851,224
1,695,000	5.500%, 9/13/2025	1,940,310
1,090,000	3.700%, 1/12/2026	1,159,981
1,510,000	4.450%, 9/29/2027	1,662,488
1,440,000	3.887%, 1/10/2028[b]	1,549,877
1,450,000	4.650%, 7/23/2048	1,795,458
	Citizens Bank NA
1,440,000	2.550%, 5/13/2021	1,451,347
720,000	2.650%, 5/26/2022	731,410
	Citizens Financial Group, Inc.
720,000	2.375%, 7/28/2021	723,181
	CNA Financial Corporation
1,130,000	7.250%, 11/15/2023	1,326,601
350,000	3.950%, 5/15/2024	376,943
1,750,000	3.450%, 8/15/2027	1,827,952
	Commerzbank AG
1,800,000	8.125%, 9/19/2023[g]	2,102,779
	CoreStates Capital III
1,360,000	2.728%, (LIBOR 3M + 0.570%), 2/15/2027[b,g]	1,284,112
	Credit Agricole SA
720,000	3.375%, 1/10/2022[g]	737,987
	Credit Suisse Group AG
1,800,000	3.574%, 1/9/2023[g]	1,845,950
2,300,000	7.500%, 7/17/2023[b,g,i]	2,480,320
	Credit Suisse Group Funding, Ltd.
1,100,000	3.750%, 3/26/2025	1,160,933
	Danske Bank AS
2,950,000	5.000%, 1/12/2022[g]	3,108,262
1,050,000	3.244%, 12/20/2025[b,g]	1,065,854
	Deutsche Bank AG
1,440,000	2.700%, 7/13/2020	1,440,498
1,100,000	4.875%, 12/1/2032[b]	1,018,204
	Digital Realty Trust, LP
1,550,000	2.750%, 2/1/2023	1,571,616
	Discover Bank
865,000	4.200%, 8/8/2023	923,392
1,400,000	2.450%, 9/12/2024	1,402,626
2,510,000	4.682%, 8/9/2028[b]	2,623,829
	Duke Realty, LP
1,780,000	3.875%, 10/15/2022	1,860,751
	Fidelity National Financial, Inc.
730,000	5.500%, 9/1/2022	796,160
	Fidelity National Information Services, Inc.
1,100,000	3.750%, 5/21/2029	1,197,742
	Five Corners Funding Trust
2,890,000	4.419%, 11/15/2023[g]	3,141,606
	GE Capital International Funding Company
4,900,000	4.418%, 11/15/2035	5,162,241
	Goldman Sachs Group, Inc.
1,150,000	2.876%, 10/31/2022[b]	1,165,318
1,080,000	2.908%, 6/5/2023[b]	1,097,774
810,000	4.000%, 3/3/2024	865,234
2,550,000	3.850%, 7/8/2024	2,703,969
1,510,000	4.250%, 10/21/2025	1,626,511
1,440,000	3.500%, 11/16/2026	1,501,519
2,240,000	5.150%, 5/22/2045	2,689,082
	HCP, Inc.
751,000	4.250%, 11/15/2023	807,664
	Host Hotels & Resorts, LP
760,000	4.000%, 6/15/2025	809,564
	HSBC Holdings plc
720,000	6.875%, 6/1/2021[b,i]	751,320
1,800,000	3.124%, (LIBOR 3M + 1.000%), 5/18/2024[b]	1,812,564
1,150,000	3.803%, 3/11/2025[b]	1,207,419
1,440,000	4.300%, 3/8/2026	1,570,033
900,000	6.000%, 5/22/2027[b,i]	934,200
1,080,000	4.041%, 3/13/2028[b]	1,157,437
	Huntington Bancshares, Inc.
1,650,000	7.000%, 12/15/2020	1,737,316
	ILFC E-Capital Trust II
1,270,000	4.020%, (H15T30Y + 1.800%), 12/21/2065[b,g]	974,725

The accompanying Notes to Financial Statements are an integral part of this schedule.

52

INCOME FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (91.0%)	Value
Financials (26.1%) - continued
	ING Groep NV
$2,500,000	4.100%, 10/2/2023	$2,669,039
	International Lease Finance Corporation
1,440,000	5.875%, 8/15/2022	1,578,925
	J.P. Morgan Chase & Company
220,000	2.295%, 8/15/2021	220,385
1,500,000	2.972%, 1/15/2023	1,529,876
1,810,000	3.166%, (LIBOR 3M + 1.230%), 10/24/2023[b]	1,841,612
730,000	6.750%, 2/1/2024[b,i]	817,651
1,800,000	5.000%, 8/1/2024[b,i]	1,869,084
2,000,000	3.875%, 9/10/2024	2,137,378
2,200,000	3.900%, 7/15/2025	2,371,353
1,800,000	2.950%, 10/1/2026	1,857,114
2,100,000	4.452%, 12/5/2029[b]	2,379,481
1,400,000	3.882%, 7/24/2038[b]	1,536,553
1,850,000	5.500%, 10/15/2040	2,449,346
	Kilroy Realty, LP
1,450,000	4.250%, 8/15/2029	1,588,836
	Kimco Realty Corporation
2,900,000	3.300%, 2/1/2025	3,012,905
	Liberty Mutual Group, Inc.
1,065,000	4.950%, 5/1/2022[g]	1,131,999
	Lincoln National Corporation
1,850,000	4.000%, 9/1/2023	1,972,902
	Lloyds Bank plc
1,090,000	4.650%, 3/24/2026	1,178,284
	Lloyds Banking Group plc
2,250,000	2.858%, 3/17/2023[b]	2,274,057
	Marsh & McLennan Companies, Inc.
800,000	4.375%, 3/15/2029	912,037
	MGM Growth Properties Operating Partnership, LP
360,000	4.500%, 9/1/2026	382,500
	Mitsubishi UFJ Financial Group, Inc.
1,050,000	3.455%, 3/2/2023	1,090,483
	Mizuho Financial Group, Inc.
1,440,000	3.663%, 2/28/2027	1,537,301
	Morgan Stanley
1,450,000	2.500%, 4/21/2021	1,460,800
1,795,000	4.875%, 11/1/2022	1,925,267
1,810,000	3.336%, (LIBOR 3M + 1.400%), 10/24/2023[b]	1,847,121
1,000,000	2.720%, 7/22/2025[b]	1,013,372
1,130,000	4.000%, 7/23/2025	1,224,003
720,000	3.125%, 7/27/2026	746,514
1,490,000	4.350%, 9/8/2026	1,623,562
930,000	4.300%, 1/27/2045	1,085,672
	MPT Operating Partnership, LP
360,000	5.000%, 10/15/2027	379,800
	Nationwide Building Society
1,510,000	3.900%, 7/21/2025[g]	1,647,462
1,080,000	4.000%, 9/14/2026[g]	1,126,162
	Park Aerospace Holdings, Ltd.
700,000	4.500%, 3/15/2023[g]	735,350
	Peachtree Corners Funding Trust
1,700,000	3.976%, 2/15/2025[g]	1,794,762
	Preferred Term Securities XXIII, Ltd.
375,083	2.319%, (LIBOR 3M + 0.200%), 12/22/2036[b,g]	343,105
	Prudential Financial, Inc.
2,200,000	3.700%, 3/13/2051	2,301,955
1,133,000	3.935%, 12/7/2049	1,237,326
	Realty Income Corporation
2,170,000	3.875%, 7/15/2024	2,327,428
	Regency Centers, LP
1,440,000	3.600%, 2/1/2027	1,522,807
	Reinsurance Group of America, Inc.
1,450,000	4.700%, 9/15/2023	1,578,954
1,400,000	3.900%, 5/15/2029	1,501,556
	Royal Bank of Scotland Group plc
1,080,000	8.625%, 8/15/2021[b,i]	1,163,700
1,440,000	3.498%, 5/15/2023[b]	1,471,125
1,440,000	3.875%, 9/12/2023	1,501,592
1,500,000	4.269%, 3/22/2025[b]	1,590,102
600,000	3.754%, 11/1/2029[b]	605,541
	Santander UK Group Holdings plc
800,000	3.125%, 1/8/2021	807,555
1,500,000	4.750%, 9/15/2025[g]	1,595,700
	SITE Centers Corporation
573,000	4.625%, 7/15/2022	599,299
	Standard Chartered plc
1,550,000	2.744%, 9/10/2022[b,g]	1,557,020
1,750,000	3.116%, (LIBOR 3M + 1.150%), 1/20/2023[b,g]	1,759,874
	State Street Capital Trust IV
1,080,000	3.119%, (LIBOR 3M + 1.000%), 6/15/2047[b]	919,350
	SunTrust Banks, Inc.
1,090,000	2.900%, 3/3/2021	1,102,304
	Synchrony Financial
1,750,000	4.250%, 8/15/2024	1,850,206
2,150,000	3.950%, 12/1/2027	2,239,830
	UBS Group Funding Jersey, Ltd.
900,000	2.650%, 2/1/2022[g]	910,957
1,510,000	4.125%, 9/24/2025[g]	1,645,704
	UBS Group Funding Switzerland AG
1,440,000	4.253%, 3/23/2028[g]	1,587,276
	UnionBanCal Corporation
1,420,000	3.500%, 6/18/2022	1,466,221
	Ventas Realty, LP
720,000	3.500%, 2/1/2025	756,873
1,080,000	3.850%, 4/1/2027	1,154,112
1,800,000	4.000%, 3/1/2028	1,957,419
	Wells Fargo & Company
2,000,000	4.125%, 8/15/2023	2,124,563
1,440,000	3.000%, 4/22/2026	1,477,839
	Welltower, Inc.
1,300,000	4.000%, 6/1/2025	1,407,395

	Total	237,785,108

Foreign Government (0.8%)
	Bahrain Government International Bond
1,750,000	5.875%, 1/26/2021	1,799,560
	Dominican Republic Government International Bond
550,000	6.000%, 7/19/2028[g]	608,443
	Qatar Government International Bond
1,100,000	4.500%, 4/23/2028[g]	1,256,838

The accompanying Notes to Financial Statements are an integral part of this schedule.

53

INCOME FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (91.0%)	Value
Foreign Government (0.8%) - continued
$1,500,000	5.103%, 4/23/2048[g]	$1,911,900
1,350,000	4.817%, 3/14/2049[g]	1,660,257

	Total	7,236,998

Mortgage-Backed Securities (4.2%)
	Federal Home Loan Mortgage Corporation Conventional 15-Yr. Pass Through
2,000,000	3.500%, 5/1/2034[f]	2,077,981
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
5,755,000	3.000%, 11/1/2034[f]	5,892,693
4,575,000	2.500%, 12/1/2034[f]	4,622,180
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
9,400,000	3.500%, 11/1/2049[f]	9,651,890
15,625,000	3.000%, 12/1/2049[f]	15,862,481

	Total	38,107,225

Technology (4.0%)
	Apple, Inc.
2,550,000	3.250%, 2/23/2026	2,716,028
1,080,000	3.750%, 9/12/2047	1,198,900
	Applied Materials, Inc.
720,000	3.300%, 4/1/2027	769,745
	Broadcom Corporation
1,450,000	3.875%, 1/15/2027	1,464,935
	Diamond 1 Finance Corporation
238,000	5.875%, 6/15/2021[g]	241,660
5,575,000	6.020%, 6/15/2026[g]	6,362,357
	Diamond Sports Group, LLC
360,000	6.625%, 8/15/2027[g,h]	370,800
	DXC Technology Company
1,440,000	4.750%, 4/15/2027	1,521,878
	Fiserv, Inc.
700,000	2.750%, 7/1/2024	715,536
1,775,000	3.200%, 7/1/2026	1,854,638
	Hewlett Packard Enterprise Company
1,440,000	4.400%, 10/15/2022	1,526,528
1,250,000	2.250%, 4/1/2023	1,250,803
	Intel Corporation
1,630,000	4.100%, 5/19/2046	1,897,612
	Lam Research Corporation
1,750,000	4.000%, 3/15/2029	1,936,687
	Marvell Technology Group, Ltd.
900,000	4.200%, 6/22/2023	947,273
1,100,000	4.875%, 6/22/2028	1,220,378
	NXP BV/NXP Funding, LLC
1,750,000	4.875%, 3/1/2024[g]	1,901,382
1,750,000	5.350%, 3/1/2026[g]	1,970,760
	Oracle Corporation
1,800,000	4.300%, 7/8/2034	2,109,119
	Panasonic Corporation
1,600,000	3.113%, 7/19/2029[g]	1,659,956
	Seagate HDD Cayman
489,000	4.250%, 3/1/2022	506,369
	Texas Instruments, Inc.
1,800,000	4.150%, 5/15/2048	2,179,578

	Total	36,322,922

Transportation (1.8%)
	AerCap Holdings NV
1,800,000	5.875%, 10/10/2079[b]	1,876,500
	Aircastle, Ltd.
1,785,000	4.400%, 9/25/2023	1,876,757
	Boeing Company
2,800,000	3.600%, 5/1/2034	3,041,513
	Burlington Northern Santa Fe, LLC
1,500,000	4.700%, 9/1/2045	1,845,485
1,800,000	4.050%, 6/15/2048	2,050,774
	CSX Corporation
1,100,000	2.400%, 2/15/2030	1,076,782
	Delta Air Lines, Inc.
828,691	4.250%, 7/30/2023	870,058
1,800,000	2.900%, 10/28/2024	1,793,196
	Penske Truck Leasing Company, LP
1,400,000	3.375%, 2/1/2022[g]	1,431,386
	United Airlines Pass Through Trust
703,977	3.750%, 9/3/2026	746,892
	XPO Logistics, Inc.
360,000	6.125%, 9/1/2023[g]	370,800

	Total	16,980,143

U.S. Government & Agencies (6.0%)
	U.S. Treasury Bonds
1,600,000	2.250%, 11/15/2027	1,674,250
6,000,000	2.750%, 2/15/2028	6,512,813
4,500,000	2.875%, 5/15/2028	4,936,113
4,000,000	2.375%, 5/15/2029	4,241,406
4,100,000	3.000%, 2/15/2049	4,828,230
3,000,000	2.875%, 5/15/2049	3,453,047
15,000,000	2.250%, 8/15/2049	15,219,141
	U.S. Treasury Notes
3,500,000	2.375%, 2/29/2024	3,624,414
10,000,000	2.250%, 4/30/2024	10,313,672

	Total	54,803,086

Utilities (8.1%)
	AEP Transmission Company, LLC
2,520,000	3.100%, 12/1/2026	2,635,085
	Ameren Illinois Company
1,050,000	4.500%, 3/15/2049	1,318,504
	American Electric Power Company, Inc.
1,435,000	2.950%, 12/15/2022	1,466,479
	Baltimore Gas and Electric Company
1,440,000	2.400%, 8/15/2026	1,441,833
	Berkshire Hathaway Energy Company
1,425,000	4.450%, 1/15/2049	1,709,552
	CenterPoint Energy, Inc.
2,340,000	2.500%, 9/1/2022	2,361,116
1,750,000	2.950%, 3/1/2030	1,756,148
	CMS Energy Corporation
1,440,000	3.450%, 8/15/2027	1,524,637

The accompanying Notes to Financial Statements are an integral part of this schedule.

54

INCOME FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (91.0%)	Value
Utilities (8.1%) - continued
	Consolidated Edison Company of New York, Inc.
$720,000	2.900%, 12/1/2026	$742,810
2,250,000	4.125%, 5/15/2049	2,571,682
	Consumers Energy Company
1,050,000	4.350%, 4/15/2049	1,300,497
	Dominion Energy, Inc.
800,000	2.715%, 8/15/2021	807,568
1,600,000	3.071%, 8/15/2024	1,648,914
	Duke Energy Corporation
2,160,000	2.650%, 9/1/2026	2,185,667
2,160,000	3.150%, 8/15/2027	2,249,579
1,800,000	3.750%, 9/1/2046	1,861,505
	Edison International
5,000,000	5.750%, 6/15/2027[h]	5,428,290
	Exelon Corporation
900,000	3.497%, 6/1/2022	926,205
880,000	3.950%, 6/15/2025	953,329
340,000	3.400%, 4/15/2026	357,664
	Exelon Generation Company, LLC
1,440,000	4.250%, 6/15/2022	1,509,152
	FirstEnergy Corporation
2,520,000	3.900%, 7/15/2027	2,712,014
700,000	4.850%, 7/15/2047	834,347
	FirstEnergy Transmission, LLC
1,850,000	5.450%, 7/15/2044[g]	2,349,990
	Georgia Power Company
1,800,000	2.650%, 9/15/2029	1,785,255
	ITC Holdings Corporation
2,920,000	4.050%, 7/1/2023	3,070,986
	National Rural Utilities Cooperative Finance Corporation
1,400,000	4.400%, 11/1/2048	1,705,895
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	2,443,101
	NextEra Energy Operating Partners, LP
360,000	3.875%, 10/15/2026[g]	359,100
	NiSource Finance Corporation
1,080,000	4.375%, 5/15/2047	1,218,237
	Oncor Electric Delivery Company, LLC
1,510,000	3.750%, 4/1/2045	1,684,559
	Pacific Gas and Electric Company
730,000	2.950%, 3/1/2026[k,l]	678,900
1,100,000	3.300%, 12/1/2027[k,l]	1,032,625
1,100,000	3.950%, 12/1/2047[h,k,l]	995,500
	PPL Capital Funding, Inc.
1,795,000	3.500%, 12/1/2022	1,860,353
1,810,000	3.950%, 3/15/2024	1,913,963
	PPL Electric Utilities Corporation
2,200,000	3.000%, 10/1/2049	2,108,767
	San Diego Gas and Electric Company
1,800,000	4.150%, 5/15/2048	2,035,669
	Sempra Energy
1,800,000	3.250%, 6/15/2027	1,834,254
	South Carolina Electric & Gas Company
1,100,000	5.100%, 6/1/2065	1,453,567
	Southern Company
4,370,000	3.250%, 7/1/2026	4,559,117
	TerraForm Power Operating, LLC
360,000	5.000%, 1/31/2028[g]	379,692

	Total	73,772,107

	Total Long-Term Fixed Income (cost $781,984,356)	830,048,406

Shares	Collateral Held for Securities Loaned (0.9%)	Value
8,586,583	Thrivent Cash Management Trust	8,586,583

	Total Collateral Held for Securities Loaned (cost $8,586,583)	8,586,583

Shares	Registered Investment Companies (0.5%)	Value
Unaffiliated (0.5%)
45,000	SPDR Bloomberg Barclays High Yield Bond ETF	4,868,550

	Total	4,868,550

	Total Registered Investment Companies (cost $4,843,708)	4,868,550

Shares	Preferred Stock (0.2%)	Value

Financials (0.2%)
12,500	Cobank ACB, 6.250%[b,i]	1,325,000

	Total	1,325,000

	Total Preferred Stock (cost $1,250,000)	1,325,000

Shares or Principal Amount	Short-Term Investments (9.9%)	Value
	Federal Home Loan Bank Discount Notes
300,000	1.620%, 12/30/2019[m,n]	299,179
	Thrivent Core Short-Term Reserve Fund
9,019,581	2.110%	90,195,807

	Total Short-Term Investments (cost $90,495,011)	90,494,986

	Total Investments (cost $900,013,683) 103.9%	$947,855,225

	Other Assets and Liabilities, Net (3.9%)	(35,627,255)

	Total Net Assets 100.0%	$912,227,970

The accompanying Notes to Financial Statements are an integral part of this schedule.

55

INCOME FUND

Schedule of Investments as of October 31, 2019

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	In bankruptcy. Interest is being accrued per the bankruptcy agreement terms.
e	All or a portion of the loan is unfunded.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $138,024,968 or 15.1% of total net assets.

h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
j	All or a portion of the security is insured or guaranteed.
k	Defaulted security. Interest is not being accrued.
l	In bankruptcy. Interest is not being accrued.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Fund as of October 31, 2019:

Securities Lending Transactions
Long-Term Fixed Income	$8,276,081

Total lending	$8,276,081
Gross amount payable upon return of collateral for securities loaned	$8,586,583

Net amounts due to counterparty	$310,502

Definitions:

CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate
USISDA 10Y	-	ICE Swap USD Rate 10 Year

The accompanying Notes to Financial Statements are an integral part of this schedule.

56

INTERNATIONAL ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (83.9%)	Value
Australia (3.0%)
37,531	Altium, Ltd.	$830,833
40,381	Ansell, Ltd.	767,918
91,765	Aristocrat Leisure, Ltd.	2,000,942
174,859	Australia and New Zealand Banking Group, Ltd.	3,213,409
244,949	Beach Energy, Ltd.	385,300
153,500	BHP Group, Ltd.	3,762,667
29,846	Breville Group, Ltd.	316,087
112,075	BWP Trust	320,428
179,887	Charter Hall Group	1,401,664
6,096	Collins Foods, Ltd.	42,992
20,200	CSL, Ltd.	3,562,402
4,675	Estia Health, Ltd.	9,055
110,882	G8 Education, Ltd.	196,816
184,682	Genworth Mortgage Insurance Australia, Ltd.	496,594
18,503	Independence Group NL	81,035
98,996	Inghams Group, Ltd.	211,942
106,026	IPH, Ltd.	589,790
31,667	JB Hi-Fi, Ltd.	809,273
20,575	Jumbo Interactive, Ltd.	314,549
1,246	McMillan Shakespeare, Ltd.	13,783
221,917	Metcash, Ltd.	431,387
10,206	Nick Scali, Ltd.	43,194
87,400	Northern Star Resources, Ltd.	592,426
797	Perpetual, Ltd.	19,758
359,346	Regis Resources, Ltd.	1,217,847
31,748	Rio Tinto, Ltd.	1,985,301
19,293	Sandfire Resources NL	77,055
211,063	Saracen Mineral Holdings, Ltd.[a]	546,109
24,794	Smartgroup Corporation, Ltd.	195,133
119,217	Super Retail Group, Ltd.	783,200
64,986	Tassal Group, Ltd.	185,553
107,466	Technology One, Ltd.	545,930
400,856	Vita Group, Ltd.	335,878
12,716	Viva Energy REIT, Ltd.	25,341
29,762	Wisetech Global, Ltd.	534,489

	Total	26,846,080

Austria (0.1%)
21,592	UNIQA Insurance Group AG	207,645
436	Vienna Insurance Group AG	11,817
27,216	Wienerberger AG	737,161

	Total	956,623

Belgium (0.3%)
4,486	Barco NV	976,981
4,445	Galapagos NVa	818,399
2,042	Gimv NV	122,625
4,742	KBC Ancora	226,087
7,127	SA D’Ieteren NV	450,131
634	Sofina SA	140,299

	Total	2,734,522

Bermuda (0.1%)
88,000	Cafe de Coral Holdings, Ltd.	240,116
14,064	Golden Ocean Group, Ltd.	81,305
36,000	Road King Infrastructure, Ltd.	65,859
131,000	Shanghai Industrial Urban Development Group, Ltd.	16,347
700,000	Yuexiu Transport Infrastructure, Ltd.	646,214

	Total	1,049,841

Brazil (0.8%)
24,800	AES Tiete Energia SA	72,412
56,300	Banco ABC Brasil SA	252,967
17,256	Banco Bradesco SA ADR	151,163
129,400	BR Malls Participacoes SA	493,014
6,746	Centrais Eletricas Brasileiras SA ADR	66,178
35,385	Companhia Energetica de Minas Gerais ADR	118,894
42,100	Companhia Energetica de Sao Paulo	311,774
1,822	Companhia Paranaense de Energia ADR	25,125
10,100	Cosan SA	144,807
26,769	Embraer SA ADR	464,977
90,456	Gerdau SA ADR	297,600
23,100	GOL Linhas Aereas Inteligentes SAa	211,388
58,600	Iochpe-Maxion SA	255,412
96,207	Itau Unibanco Holding SA ADR	868,749
27,900	JBS SA	196,806
397,900	Metalurgica Gerdau SA	623,068
39,900	Petrobras Distribuidora SA	282,548
131,390	Petroleo Brasileiro SA	995,295
39,439	Petroleo Brasileiro SA ADR	640,489
28,600	Randon SA Implementos e Participacoes	74,308
7,500	Ser Educacional SAb	43,966
15,800	Tupy SA	74,735
15,466	Vale SA ADR[a]	181,571

	Total	6,847,246

Canada (5.0%)
56,927	Alaris Royalty Corporation	846,276
43,450	Allied Properties REIT	1,767,558
31,524	Bank of Montreal	2,333,604
88,382	CGI, Inc.[a]	6,870,055
474,146	CI Financial Corporation	6,901,055
107,257	First Capital Realty, Inc.	1,775,266
89,713	Granite REIT	4,442,398
122,585	Laurentian Bank of Canada	4,216,157
188,929	Manulife Financial Corporation	3,518,661
113,425	Northland Power, Inc.	2,264,883
22,930	Northview Apartment REIT	502,437
33,084	RioCan REIT	663,890
11,767	Sun Life Financial, Inc.	527,911
8,865	TMX Group, Ltd.	774,569
125,317	Toronto-Dominion Bank	7,155,942

	Total	44,560,662

Cayman Islands (1.0%)
88,000	3SBio, Inc.[a,b]	163,923
7,020	Baidu.com, Inc. ADR[a]	714,987
126,000	China Medical System Holdings, Ltd.	170,872
48,000	China Mengniu Dairy Company, Ltd.	191,364
252,000	China Resources Land, Ltd.	1,071,725
65,000	China Shineway Pharmaceutical Group, Ltd.	62,550
140,000	Consun Pharmaceutical Group, Ltd.	83,801
58,000	Fu Shou Yuan International Group, Ltd.	51,191
113,000	Goodbaby International Holdings, Ltd.[a]	16,450
15,500	Hengan International Group Company, Ltd.	108,221
100,000	Kingboard Holdings, Ltd.	266,490
50,500	Li Ning Company, Ltd.	171,236
46,000	Longfor Group Holdings, Ltd.[b]	190,907
16,500	NetDragon Websoft Holdings, Inc.	37,760

The accompanying Notes to Financial Statements are an integral part of this schedule.

57

INTERNATIONAL ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (83.9%)	Value
Cayman Islands (1.0%) - continued
2,485	NetEase, Inc. ADR	$710,362
1,826	New Oriental Education & Technology Group, Inc. ADR[a]	222,881
209,000	Powerlong Real Estate Holdings, Ltd.	138,520
1,484,500	Shui On Land, Ltd.	298,745
106,890	Tencent Holdings, Ltd.	4,335,770
403,000	Value Partners Group, Ltd.	212,148
23,000	Wisdom Marine Lines Company, Ltd.	23,102

	Total	9,243,005

Chile (0.1%)
28,283	Banco Santander Chile SA ADR	685,297
39,773	CAP SA	291,915
468,660	Colbun SA	80,987

	Total	1,058,199

China (1.8%)
27,354	Alibaba Group Holding, Ltd. ADR[a]	4,832,631
53,500	Anhui Conch Cement Company, Ltd.	319,755
1,392,000	Bank of China, Ltd.	567,637
699,000	China Cinda Asset Management Company, Ltd.	145,005
366,000	China CITIC Bank Corporation, Ltd.	212,156
811,000	China Coal Energy Company, Ltd.	323,412
1,102,000	China Construction Bank Corporation	883,000
461,000	China Everbright Bank Company, Ltd.	212,137
170,000	China National Building Material Company, Ltd.	143,280
1,828	China Petroleum & Chemical Corporation ADR	103,264
61,687	China Resources Sanjiu Medical and Pharmaceutical Company, Ltd.	258,123
2,402,000	China Telecom Corporation, Ltd.	1,021,832
313,000	CNOOC, Ltd.	465,822
77,000	Guangzhou Haige Communications Group, Inc. Company	105,056
1,667,000	Industrial and Commercial Bank of China, Ltd.	1,194,228
181,061	Inner Mongolia Eerduosi Resources Company, Ltd.	201,963
10,513	JD.com, Inc. ADR[a]	327,480
76,000	Jiangxi Copper Company, Ltd.	88,976
3,302	Kweichow Moutai Company, Ltd.	552,977
52,464	Midea Group Company, Ltd.	413,438
168,168	Ping An Insurance Company of China, Ltd.	1,940,960
140,000	Shandong Weigao Group Medical Polymer Company, Ltd.	160,726
60,200	Shanghai Pharmaceuticals Holding Company, Ltd.	108,776
33,600	Sinopharm Group Company, Ltd.	120,330
118,000	Tong Ren Tang Technologies Company, Ltd.	117,481
26,000	Tsingtao Brewery Company, Ltd.	150,670
507,900	Xiamen C&D, Inc.	612,268

	Total	15,583,383

Colombia (<0.1%)
1,941	Bancolombia SA ADR	100,699

	Total	100,699

Denmark (2.1%)
13,030	Coloplast AS	1,568,760
38,030	DSV AS	3,696,104
35,257	GN Store Nord AS	1,551,060
140,726	Novo Nordisk AS	7,738,341
3,503	Per Aarsleff Holding AS	109,292
419	Rockwool International AS	82,350
491	Royal Unibrew AS	40,281
10,348	Scandinavian Tobacco Group ASb	122,268
8,781	SimCorp AS	785,704
66,499	Topdanmark AS	2,978,101

	Total	18,672,261

Egypt (<0.1%)
113,700	EFG Hermes Holding Company	132,932

	Total	132,932

Finland (0.7%)
10,534	Cramo Oyj	111,611
16,662	Finnair Oyj	108,813
12,930	Raisio Oyj	45,137
14,920	Rovio Entertainment Oyj[b]	66,983
7,789	Tokmanni Group Corporation	99,728
138,323	UPM-Kymmene Oyj	4,505,108
12,748	Uponor Oyj	166,758
60,876	Valmet Oyj	1,362,437

	Total	6,466,575

France (4.4%)
110,567	Air France-KLM[a]	1,318,010
88,352	AXA SA	2,338,786
6,219	Beneteau SA	58,082
6,988	Capgemini SA	787,759
110,387	CNP Assurances	2,191,098
27,321	Coface SA	298,617
36,974	Derichebourg	133,295
6,719	Gaztransport Et Technigaz SA	613,031
2,144	Hermes International	1,544,437
2,868	Ipsos SA	86,427
3,985	Jacquet Metal Service	67,820
5,908	Kaufman & Broad SA	225,386
6,340	Kering SA	3,607,438
109,575	Klepierre SA	4,084,434
89,769	Legrand SA	7,006,351
12,472	LVMH Moet Hennessy Louis Vuitton SE	5,326,241
3,679	Maisons du Monde SAb	50,912
15,034	Metropole Television SA	264,485
10,177	Quadient SAS	217,953
78,315	Schneider Electric SE	7,278,630
10,707	Vinci SA	1,201,286

	Total	38,700,478

Germany (4.1%)
25,613	Aareal Bank AG	859,872
10,014	Adidas AG	3,092,030
49,824	Allianz SE	12,168,149
31,100	Alstria Office REIT AG	582,722
3,585	Amadeus Fire AG	451,606
27,103	Borussia Dortmund GmbH & Company KGaA	256,182
6,323	CANCOM SE	338,166
15,772	CompuGroup Medical SE	1,009,695
34,214	Deutsche Boerse AG	5,298,368
4,608	Deutsche EuroShop AG	137,916
287,929	Deutsche Pfandbriefbank AGb	3,934,932
44,741	Deutz AG	248,924

The accompanying Notes to Financial Statements are an integral part of this schedule.

58

INTERNATIONAL ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (83.9%)	Value
Germany (4.1%) - continued
22,635	Dialog Semiconductor plc[a]	$1,018,129
54,453	Evotec SEa	1,247,282
14,506	Gerresheimer AG	1,169,839
14,621	Jungheinrich AG	370,937
10,040	Nemetschek SE	512,265
390	New Work SE	122,878
10,729	ProSiebenSat.1 Media AG	158,431
10,747	Rheinmetall AG	1,296,160
9,182	Siltronic AG	874,488
483	Software AG	15,365
494	STO SE & Company	53,994
27,780	TAG Immobilien AG	675,102
11,901	Takkt AG	141,492
19,608	TLG Immobilien AG	574,056

	Total	36,608,980

Greece (<0.1%)
6,706	LAMDA Development SAa	53,387
33,678	Mytilineos SA	369,089

	Total	422,476

Guernsey (<0.1%)
19,845	Regional REIT, Ltd.[b]	27,098

	Total	27,098

Hong Kong (0.8%)
67,000	China Mobile, Ltd.	544,489
162,000	China Resources Pharmaceutical Group, Ltd.[b]	149,608
198,000	China Traditional Chinese Medicine Holdings Company, Ltd.	88,412
26,355	China Unicom (Hong Kong), Ltd. ADR	256,961
547,000	CITIC Telecom International Holdings, Ltd.	207,631
949,000	CITIC, Ltd.	1,248,395
102,000	CSPC Pharmaceutical Group, Ltd.	261,235
122,000	Far East Horizon, Ltd.	115,503
89,500	Fosun International, Ltd.	117,028
350,000	Haitong International Securities Group, Ltd.	101,482
288,778	Hang Lung Group, Ltd.	723,284
36,000	Hang Lung Properties, Ltd.	79,135
357,000	Kerry Properties, Ltd.	1,154,418
414,000	Melco International Development, Ltd.	1,097,243
131,000	Shanghai Industrial Holdings, Ltd.	243,853
74,000	Shun Tak Holdings, Ltd.	30,339
143,000	Sun Hung Kai & Company, Ltd.	61,812
1,766,000	Yuexiu Property Company, Ltd.	388,983

	Total	6,869,811

India (0.9%)
7,524	Bajaj Auto, Ltd.	344,141
67,745	Coal India, Ltd.	197,904
15,690	Container Corporation of India, Ltd.	130,148
14,642	Divi’s Laboratories, Ltd.	362,020
1,415	Dr. Lal PathLabs, Ltd.[b]	30,671
3,805	Dr. Reddy’s Laboratories, Ltd. ADR	148,966
203	Gillette India, Ltd.	23,165
10,964	Greaves Cotton, Ltd.	21,610
25,151	HCL Technologies, Ltd.	412,306
28,331	Heidelberg Cement India, Ltd.	74,718
3,098	Hero Motocorp, Ltd.	117,979
15,223	Hindustan Unilever, Ltd.	466,588
56,115	Housing Development Finance Corporation	1,684,127
29,203	Infosys, Ltd. ADR	280,057
11,271	Just Dial, Ltd.[a]	93,538
57,521	LIC Housing Finance, Ltd.	334,105
2,912	Maruti Suzuki India, Ltd.	310,270
5,979	Multi Commodity Exchange of India, Ltd.	95,818
933	Nestle India, Ltd.	196,357
2,041	NIIT Technologies, Ltd.[a]	44,537
94,511	Oil and Natural Gas Corporation, Ltd.	188,631
2,724	Persistent Systems, Ltd.	23,795
7,708	PVR, Ltd.	192,887
11,111	Reliance Industries, Ltd.	229,012
19,804	Syngene International, Ltd.[b]	92,530
32,547	Tata Consultancy Services, Ltd.	1,041,472
38,702	Tata Elxsi, Ltd.	446,298
29,016	Tech Mahindra, Ltd.	302,135
123,248	Wipro, Ltd. ADR	490,527

	Total	8,376,312

Indonesia (0.3%)
1,905,290	Astra International Tbk PT	942,358
391,956	PT Bank Central Asia Tbk	877,326
273,500	PT Industri Jamu Dan Farmasi Sido Muncul Tbk	23,950
990,600	PT Mitra Adiperkasa Tbk	70,560
11,512	Telekomunikasi Indonesia Persero Tbk PT ADR	332,467

	Total	2,246,661

Ireland (0.1%)
32,034	C & C Group plc	157,683
53,913	Glanbia plc	600,690
9,374	Greencore Group plc	28,183

	Total	786,556

Israel (1.6%)
12,657	AudioCodes, Ltd.	267,569
513,922	Bank Leumi Le-Israel BM	3,743,535
58,199	First International Bank of Israel, Ltd.	1,597,765
1,718,491	Israel Discount Bank, Ltd.	7,853,204
406	Paz Oil Company, Ltd.	62,255
76,276	Plus500, Ltd.	790,435

	Total	14,314,763

Italy (1.4%)
220,029	A2A SPA	441,703
10,698	Acea SPA	212,911
14,103	Amplifon SPA	354,667
54,318	Anima Holding SPA[b]	235,798
19,200	ASTM SPA	605,153
16,226	Azimut Holding SPA	333,665
39,115	Banca Generali SPA	1,276,966
8,307	Banca IFIS SPA	140,931
15,821	Banca Popolare Di Sondrio SCRL	31,641
1,271	Biesse SPA	15,919
12,879	De’Longhi SPA	237,229
71,700	Enav SPA[b]	417,428
204,385	Iren SPA	634,158
6,287	La Doria SPA	61,915
459,719	Piaggio & C. SPA	1,446,766
135,310	Recordati SPA	5,686,285
1,874	Reply SPA	122,122

The accompanying Notes to Financial Statements are an integral part of this schedule.

59

INTERNATIONAL ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (83.9%)	Value
Italy (1.4%) - continued
227,776	Saras SPA	$437,424
3,542	Societa Cattolica di Assicurazioni SCRL	30,898
21,652	Unipol Gruppo SPA	120,841

	Total	12,844,420

Japan (20.5%)
9,300	Adeka Corporation	133,093
207	AEON REIT Investment Corporation	297,878
36,700	Aichi Corporation	234,477
14,600	Aida Engineering, Ltd.	124,276
7,000	Aisan Industry Company, Ltd.	57,875
18,300	AOKI Holdings, Inc.	186,183
37,800	Aoyama Trading Company, Ltd.	665,076
8,000	Arcland Sakamoto Company, Ltd.	94,370
8,300	Arcs Company, Ltd.	166,555
2,600	Argo Graphics, Inc.	71,863
900	Autobacs Seven Company, Ltd.	14,857
6,000	BayCurrent Consulting, Inc.	302,495
22,200	Benesse Holdings, Inc.	594,289
19,800	Broadleaf Company, Ltd.	111,243
17,100	Bunka Shutter Company, Ltd.	148,428
17,400	Canon Electronics, Inc.	325,758
56,211	Canon, Inc.	1,542,414
23,900	Capcom Company, Ltd.	564,127
3,400	Cawachi, Ltd.	69,360
8,100	Central Glass Company, Ltd.	195,238
41,800	Chiyoda Company, Ltd.	619,428
2,800	Chiyoda Integre Company, Ltd.	62,761
9,800	Chugoku Marine Paints, Ltd.	94,750
207,521	Citizen Watch Company, Ltd.	1,103,297
3,600	Cocokara Fine, Inc.	198,499
7,600	Computer Engineering & Consulting, Ltd.	137,997
5,800	Cosel Company, Ltd.	63,650
14,100	Cosmo Energy Holdings Company, Ltd.	301,520
100	COSMOS Pharmaceutical Corporation	20,651
36,358	Daido Steel Company, Ltd.	1,586,592
1,000	Daiichi Jitsugyo Company, Ltd.	32,279
14,500	Daiichikosho Company, Ltd.	689,291
3,100	Daiseki Company, Ltd.	90,052
31,100	Daito Trust Construction Company, Ltd.	4,121,386
26,300	DCM Holdings Company, Ltd.	260,349
73,300	Dena Company, Ltd.	1,249,458
90,300	Denso Corporation	4,192,622
1,600	Dexerials Corporation	14,124
5,700	DOWA Holdings Company, Ltd.	196,788
54,318	DTS Corporation	1,150,368
17,000	EDION Corporation	168,948
8,600	EPS Holdings, Inc.	104,867
105,900	Exedy Corporation	2,494,440
54,100	F@N Communications, Inc.	261,217
200	Ferrotec Holdings Corporation	1,984
29,500	Financial Products Group Company, Ltd.	298,983
3,800	Foster Electric Company, Ltd.	67,938
70	Frontier Real Estate Investment Corporation	312,508
6,100	Fuji Oil Holdings, Inc.	183,461
1,200	Fujibo Holdings, Inc.	37,697
24,500	Fujikura, Ltd.	113,682
9,700	Furukawa Electric Company, Ltd.	271,128
3,300	Fuyo General Lease Company, Ltd.	215,090
16,700	Geo Holdings Corporation	208,116
28,900	Glory, Ltd.	850,890
7,000	Goldcrest Company, Ltd.	144,598
500	GOLDWIN, Inc.	38,285
61,300	Gree, Inc.	291,053
155,710	GS Yuasa Corporation	2,838,638
31,100	Hachijuni Bank, Ltd.	133,782
74,100	Hanwa Company, Ltd.	2,158,793
14,400	Hazama Ando Corporation	111,573
10,200	Heiwa Corporation	209,944
460	Heiwa Real Estate REIT, Inc.	608,279
241,407	Hino Motors, Ltd.	2,282,338
8,900	Hogy Medical Company, Ltd.	296,994
47,700	Hokuetsu Corporation	242,927
78,000	Honda Motor Company, Ltd.	2,110,211
6,000	Hosiden Corporation	63,031
46,700	IBIDEN Company, Ltd.	1,078,338
709	Ichigo Real Estate Investment Corporation	729,418
15,800	Iida Group Holdings Company, Ltd.	263,182
12,300	INES Corporation	138,385
56,200	Isuzu Motors, Ltd.	653,039
2,500	Izumi Company, Ltd.	94,046
3,700	JAFCO Company, Ltd.	138,979
22,500	Japan Aviation Electronics Industry, Ltd.	419,148
353	Japan Excellent, Inc.	607,674
197	Japan Logistics Fund, Inc.	501,120
107	Japan Rental Housing Investments, Inc.	102,650
417,900	Japan Tobacco, Inc.	9,445,673
138,184	JSR Corporation	2,594,230
103,200	JVCKENWOOD Corporation	300,798
273,551	JXTG Holdings, Inc.	1,278,643
10,100	Kadokawa Dwango Corporation	144,370
234,656	Kandenko Company, Ltd.	2,218,758
2,700	Kanematsu Electronics, Ltd.	84,091
2,400	Kawasaki Kisen Kaisha, Ltd.[a]	35,712
4,200	Keihin Corporation	99,845
269	Kenedix Retail REIT Corporation	741,313
21,100	Kewpie Corporation	478,911
7,200	Kintetsu World Express, Inc.	116,441
19,500	KITZ Corporation	132,891
8,100	Kohnan Shoji Company, Ltd.	188,102
26,800	Kokuyo Company, Ltd.	393,274
35,100	Komatsu, Ltd.	821,863
17,100	KOMEDA Holdings Company, Ltd.	332,363
1,400	KOMERI Company, Ltd.	30,002
30,900	Konoike Transport Company, Ltd.	470,985
78,600	K’s Holdings Corporation	898,030
8,900	Kureha Corporation	568,833
8,700	Kyokuto Kaihatsu Kogyo Company, Ltd.	116,597
19,200	KYORIN Holdings, Inc.	336,307
43,000	Lintec Corporation	903,121
8,900	Macnica Fuji Electronics Holdings, Inc.	150,862
25,700	Maeda Corporation	238,517
9,400	Makino Milling Machine Company, Ltd.	467,360
15,800	Mandom Corporation	437,848
827,800	Marubeni Corporation	5,826,121
18,114	Maruichi Steel Tube, Ltd.	494,663
16,500	Matsumotokiyoshi Holdings Company, Ltd.	581,200
469	MCUBS MidCity Investment Corporation	543,929

The accompanying Notes to Financial Statements are an integral part of this schedule.

60

INTERNATIONAL ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (83.9%)	Value
Japan (20.5%) - continued
8,600	Meiko Network Japan Company, Ltd.	$76,399
1,700	Mimasu Semiconductor Industry Company, Ltd.	33,206
10,100	Ministop Company, Ltd.	135,868
235,300	Mitsubishi Corporation	5,984,718
30,400	Mitsubishi Gas Chemical Company, Inc.	428,850
2,600	Mitsubishi Research Institute, Inc.	92,063
5,900	Mitsubishi Shokuhin Company, Ltd.	149,606
26,200	Mitsubishi Tanabe Pharma Corporation	313,569
432,600	Mitsui & Company, Ltd.	7,429,456
26,400	Mitsui Engineering & Shipbuilding Company, Ltd.[a]	267,212
39,600	Mitsui Mining and Smelting Company, Ltd.	1,106,727
3,400	Mitsui Sugar Company, Ltd.	73,930
700	Nagase & Company., Ltd.	10,585
37,800	NEC Networks & System Integration Corporation	1,193,120
22,900	Net One Systems Company, Ltd.	617,397
208,700	NHK Spring Company, Ltd.	1,704,913
3,200	Nichiha Corporation	92,014
26,000	Nichi-Iko Pharmaceutical Company, Ltd.	304,642
52,700	Nichirei Corporation	1,210,245
12,400	Nifco, Inc.	327,309
4,700	Nihon Chouzai Company, Ltd.	171,137
8,700	Nihon M&A Center, Inc.	264,524
15,700	Nihon Unisys, Ltd.	518,249
11,200	Nikkon Holdings Company, Ltd.	272,247
11,400	Nippon Flour Mills Company, Ltd.	183,077
677,200	Nippon Light Metal Holdings Company, Ltd.	1,317,180
4,200	Nippon Paper Industries Company, Ltd.	72,398
47	Nippon REIT Investment Corporation	204,121
389,996	Nippon Steel Corporation	5,692,201
21,300	Nippon Steel Trading Corporation	891,784
38,779	Nishimatsu Construction Company, Ltd.	807,413
9,600	Nishi-Nippon Financial Holdings, Inc.	71,138
6,000	Nishio Rent All Company, Ltd.	161,191
1,339,978	Nissan Motor Company, Ltd.	8,456,039
13,800	Nisshin Oillio Group, Ltd.	483,231
12,100	Nisshinbo Holdings, Inc.	100,742
900	Nitto Kogyo Corporation	18,909
5,900	Nojima Corporation	104,662
12,600	Nomura Company, Ltd.	155,507
1,600	Noritake Company, Ltd.	73,507
13,000	North Pacific Bank, Ltd.	27,953
7,800	NS Solutions Corporation	265,185
10,400	NSD Company, Ltd.	320,576
142,400	NSK, Ltd.	1,324,093
4,300	OBIC Business Consultants Company, Ltd.	172,273
700	Okamura Corporation	7,020
5,475	Okinawa Electric Power Company, Inc.	90,719
7,200	Okuma Corporation	430,202
39	One REIT, Inc.	122,539
243,700	Onward Holdings Company, Ltd.	1,408,869
41,900	ORIX Corporation	658,454
38,500	Otsuka Corporation	1,552,241
5,900	Paramount Bed Holdings Company, Ltd.	225,598
95,298	Park24 Company, Ltd.	2,250,602
649	Premier Investment Corporation	974,191
20,200	Pressance Corporation	330,095
59,304	Relia, Inc.	774,289
40,800	Rengo Company, Ltd.	295,842
47,100	Rinnai Corporation	3,462,008
27,300	Riso Kyoiku Corporation, Ltd.	104,810
47,400	Round One Corporation	611,204
27,200	Ryoyo Electro Corporation	482,726
5,700	Saint Marc Holdings Company, Ltd.	127,151
26,300	Samty Corporation, Ltd.	495,529
500	Sangetsu Company, Ltd.	9,453
13,300	Sanwa Holdings Corporation	155,552
44,000	Sanyo Special Steel Company, Ltd.	557,251
11,700	Sato Holdings Corporation	344,406
12,100	Sawai Pharmaceutical Company, Ltd.	682,766
19,600	SCSK Corporation	997,726
28,100	Seiko Holdings Corporation	690,023
28,100	Seino Holdings Company, Ltd.	361,310
890	Sekisui House REIT, Inc.	821,408
4,500	Shimachu Company, Ltd.	122,068
8,500	SHIMAMURA Company, Ltd.	719,976
1,000	Shin-Etsu Polymer Co., Ltd.	8,569
52,700	Shinko Electric Industries Company, Ltd.	514,320
3,000	Ship Healthcare Holdings, Inc.	127,865
40,100	SKY Perfect JSAT Holdings, Inc.	165,613
950,400	Sojitz Corporation	2,991,425
127	Star Asia Investment Corporation	138,252
3,400	Starts Corporation, Inc.	87,687
44,500	Sugi Holdings Company, Ltd.	2,470,077
204,000	Sumitomo Corporation	3,313,450
549,300	Sumitomo Electric Industries, Ltd.	7,532,968
7,600	Sumitomo Forestry Company, Ltd.	110,311
233,600	Sumitomo Rubber Industries, Ltd.	3,096,078
19,900	Sumitomo Warehouse Company, Ltd.	269,695
211,376	Sundrug Company, Ltd.	6,994,584
11,300	Taiho Kogyo Company, Ltd.	90,384
4,400	Taiyo Yuden Company, Ltd.	116,362
70,800	Takara Leben Company, Ltd.	301,412
5,900	Takashimaya Company, Ltd.	68,487
32,200	Takuma Company, Ltd.	383,177
17,300	TANSEISHA Company, Ltd.	181,868
27,500	TIS, Inc.	1,667,422
1,900	TKC Corporation	80,039
8,200	Toa Corporation	110,318
27,200	Toho Holdings Company, Ltd.	689,858
65,300	Tokyo Dome Corporation	575,925
58,100	Tokyo Seimitsu Company, Ltd.	1,866,120
65,500	Tokyo Tatemono Company, Ltd.	931,900
6,500	Tokyotokeiba Company, Ltd.	205,251
33,800	Tosei Corporation	426,346
16,500	Towa Pharmaceutical Company, Ltd.	423,106
900	Toyo Ink SC Holdings Company, Ltd.	21,935
8,600	Toyo Tanso Company, Ltd.	203,197
18,300	Toyoda Gosei Company, Ltd.	428,123
4,700	Transcosmos, Inc.	118,235
43,500	Tsubakimoto Chain Company	1,486,217
177,200	TV Asahi Holdings Corporation	2,767,677
4,600	Ube Industries, Ltd.	98,491
12,500	United Arrows, Ltd.	382,115
5,700	Universal Entertainment Corporation	190,208
6,000	Ushio, Inc.	89,669
18,300	Vision, Inc.[a]	268,373
1,700	Wacoal Holdings Corporation	44,695
23,800	Wakita & Company, Ltd.	240,571
10,000	Yamaguchi Financial Group, Inc.	70,163

The accompanying Notes to Financial Statements are an integral part of this schedule.

61

INTERNATIONAL ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (83.9%)	Value
Japan (20.5%) - continued
14,300	Yellow Hat, Ltd.	$232,810
11,700	Zenrin Company, Ltd.	211,893

	Total	181,745,179

Jersey (0.2%)
311,162	boohoo group plc[a]	1,063,673
463,272	Man Group plc	862,234
5,732	Sanne Group PLC	39,204

	Total	1,965,111

Luxembourg (<0.1%)
76,395	B&M European Value Retail SA	366,497

	Total	366,497

Malaysia (0.1%)
5,700	AEON Credit Service (M) Berhad	20,871
372,000	Bumi Armada Berhad[a]	39,964
219,400	Digi.Com Berhad	246,397
128,412	Public Bank Berhad	623,230
158,400	Sunway Berhad	64,389

	Total	994,851

Mexico (0.2%)
341,600	Corporacion Inmobiliaria Vesta, SAB de CV	575,179
5,303	Fomento Economico Mexicano SAB de CV ADR	472,073
46,330	Grupo Financiero Banorte SAB de CV ADR	253,320
54,700	Grupo Mexico, SAB de CV	144,424
169,800	Wal-Mart de Mexico, SAB de CV	508,875

	Total	1,953,871

Netherlands (4.5%)
93,463	Aalberts NV	3,766,352
27,965	ASM International NV	2,819,481
20,880	ASML Holding NV	5,472,951
39,281	ASR Nederland NV	1,439,986
62,367	BE Semiconductor Industries NV	2,312,122
48,978	Euronext NVb	3,951,160
3,320	Ferrari NV	531,721
7,535	Intertrust NVb	143,439
18,781	Koninklijke DSM NV	2,229,080
118,357	Koninklijke Philips NV	5,192,807
9,065	Koninklijke VolkerWessels NV	210,776
1,779	NSI NV	81,249
224,331	Signify NVb	6,572,917
23,577	TomTom NV	266,999
83,895	Unilever NV	4,958,758
2,336	Vastned Retail NV	70,084
2,771	Wereldhave NV	65,594

	Total	40,085,476

New Zealand (0.2%)
65,568	Air New Zealand, Ltd.	118,701
156,781	Contact Energy, Ltd.	741,511
200,973	Z Energy, Ltd.	690,134

	Total	1,550,346

Norway (1.3%)
5,512	Atea ASA	69,646
34,766	Austevoll Seafood ASA	351,070
297,042	DnB ASA	5,408,332
223,623	Elkem ASA[b]	531,492
174,301	Entra ASA[b]	2,610,188
106,392	Europris ASA	288,735
24,220	Grieg Seafood ASA	297,026
55,389	Leroy Seafood Group ASA	372,075
21,513	Nordic Semiconductor ASA[a]	122,533
21,757	SalMar ASA	1,015,349
4,085	SpareBank 1 Nord-Norge	31,690
13,746	SpareBank 1 SMN	148,108
12,924	Storebrand ASA	91,366
5,742	Veidekke ASA	62,265

	Total	11,399,875

Panama (<0.1%)
17,880	Avianca Holdings SA ADR	77,957

	Total	77,957

Philippines (<0.1%)
138,706	Bank of the Philippine Islands	264,995
15,310	Manila Electric Company	102,097

	Total	367,092

Poland (0.1%)
14,128	Asseco Poland SA	189,971
42,629	Enea SAa	94,202
4,710	KGHM Polska Miedz SAa	103,260
7,218	Polski Koncern Naftowy Orlen SA	197,363

	Total	584,796

Portugal (0.1%)
21,066	Altri SGPS SA	128,590
52,713	NOS SGPS SA	313,392
29,778	Sonae	30,044

	Total	472,026

Russian Federation (0.7%)
112,167	Gazprom OAO ADR	898,738
17,424	Lukoil ADR	1,605,676
50,880	M.Video PJSC[a]	337,547
740,880	Moscow Exchange MICEX-RTS PJSC	1,098,235
180	PAO Transneft	467,387
28,523	Rosneft Oil Company GDR	189,644
107,375	Surgutneftegas ADR	710,822
1,223,600	Surgutneftegas PJSC	719,935

	Total	6,027,984

Singapore (0.5%)
71,100	China Aviation Oil (Singapore) Corporation, Ltd.	63,672
2,061	China Yuchai International, Ltd.	28,545
206,800	DBS Group Holdings, Ltd.	3,941,790
69,800	Frasers Commercial Trust[a]	84,143
151,100	Yanlord Land Group, Ltd.	134,111

	Total	4,252,261

South Africa (0.5%)
55,233	Absa Group, Ltd.	566,474
7,576	Adcock Ingram Holdings, Ltd.	28,197
39,029	AECI, Ltd.	252,221
42,059	Barloworld, Ltd.	334,999
85,301	DataTec, Ltd.	202,717

The accompanying Notes to Financial Statements are an integral part of this schedule.

62

INTERNATIONAL ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (83.9%)	Value
South Africa (0.5%) - continued
23,519	Emira Property Fund, Ltd.[a]	$19,751
86,199	FirstRand, Ltd.	372,637
13,392	Foschini Group, Ltd.	154,448
32,558	Harmony Gold Mining Company, Ltd. ADR[a]	113,302
8,005	Impala Platinum Holdings, Ltd.[a]	55,114
127,696	Investec, Ltd.	725,583
246,879	Momentum Metropolitan Holdings	330,033
28,038	Motus Holdings, Ltd.	132,829
21,210	MultiChoice Group, Ltd.[a]	176,646
4,591	Naspers, Ltd.	649,666

	Total	4,114,617

South Korea (1.1%)
1,274	AK holdings, Inc.	34,200
1,467	Binggrae Company, Ltd.	69,350
807	Celltrion, Inc.[a]	138,118
13,968	Cheil Worldwide, Inc.	296,897
3,186	CJ CGV Corporation, Ltd.	92,191
4,172	DB HiTek Company, Ltd.	60,862
16,078	Dongkuk Steel Mill Corporation, Ltd.[a]	81,025
41,506	Doosan Heavy Construction Corporation, Ltd.[a]	218,868
6,856	Doosan Infracore Corporation, Ltd.[a]	33,248
213	Green Cross Corporation	23,447
636	GS Home Shopping, Inc.	81,305
1,515	Handsome Corporation	37,966
9,603	Hanwha Corporation	195,772
11,674	Hanwha Investment & Securities Corporation, Ltd.[a]	20,053
3,830	Huchems Fine Chemical Corporation	72,849
2,542	Hyundai Motor Company	266,260
4,035	Hyundai Steel Company	109,893
2,541	Hyundai Wia Corporation	111,665
1,098	Innocean Worldwide, Inc.	60,612
31,433	JB Financial Group Corporation, Ltd.	144,231
2,318	Kakao Corporation	281,294
1,802	KEPCO Plant Service & Engineering Company, Ltd.	50,423
6,318	Kia Motors Corporation	230,906
2,215	Korea Zinc Company, Ltd.	825,382
126	LG Household & Health Care, Ltd.	136,344
16,050	LG International Corporation	213,954
3,354	LS Corporation	139,655
1,413	NAVER Corporation	199,228
4,651	Nexen Tire Corporation	37,378
22,087	NH Investment & Securities Company, Ltd.	229,034
4,572	Poongsan Corporation	78,851
1,324	POSCO	240,234
10,610	Samsung Card Corporation, Ltd.	306,053
82,259	Samsung Electronics Company, Ltd.	3,555,222
5,879	Samsung Securities Corporation, Ltd.	169,371
2,169	SeAH Besteel Corporation	29,844
11,670	Seegene, Inc.[a]	212,414
8,713	Shinhan Financial Group Company, Ltd.	317,459
5,737	SK Hynix, Inc.	403,403
1,596	Soulbrain Company, Ltd.	103,254
11,169	Sungwoo Hitech Corporation, Ltd.	33,205
207	Taekwang Industrial Corporation, Ltd.	195,177
42	YoungPoong Corporation	21,997

	Total	10,158,894

Spain (1.6%)
46,609	ACS Actividades de Construccion y Servicios, SA	1,891,307
38,252	Amadeus IT Holding SA	2,829,816
23,731	Applus Services SA	286,775
271,344	Banco Bilbao Vizcaya Argentaria SA	1,429,123
88,767	Bankinter SA	614,791
79,822	CIA De Distribucion Integral	1,673,629
3,045	Construcciones y Auxiliar de Ferrocarriles SA	136,693
105,426	Enagas SA	2,608,724
12,870	Ence Energia y Celulosa SA	50,822
13,127	Global Dominion Access SAa,b	55,049
18,245	Lar Espana Real Estate SOCIMI SA	165,231
4,443	Let’s GOWEX SAa,c,d	1
129,555	Merlin Properties Socimi SA	1,907,157
13,679	Neinor Homes SAa,b	180,337

	Total	13,829,455

Sweden (2.9%)
133,222	AB Industrivarden	2,886,477
46,494	Arjo AB	191,757
16,144	Assa Abloy AB	383,394
24,038	Betsson AB	118,401
27,332	Bilia AB	274,286
3,578	BillerudKorsnas AB	43,033
662	BioGaia AB	25,223
20,039	Biotage AB	207,005
13,365	Bure Equity AB	206,581
175,802	Castellum AB	3,592,628
282,194	Cloetta AB	958,199
25,324	Dios Fastigheter AB	210,968
4,775	Dometic Group ABb	44,332
5,536	Dustin Group ABb	44,135
12,339	Evolution Gaming Group ABb	295,121
12,229	Fastighets AB Balder[a]	474,295
6,224	Fortnox AB	111,515
65,966	Getinge AB	1,127,791
40,754	Granges AB	396,713
72,186	Hemfosa Fastigheter AB	743,488
96,021	Hexpol AB	856,716
1,299	Holmen AB	38,334
44,803	Klovern AB	78,258
260,118	Kungsleden AB	2,363,764
5,100	L E Lundbergforetagen AB	192,218
4,563	Lifco AB	227,590
24,107	Lindab International AB	269,645
18,650	Lundin Petroleum AB	617,652
33,941	Micronic Mydata AB	564,954
123,132	NetEnt AB	348,137
44,500	Nobia AB	284,133
185,848	Nobina ABb	1,177,253
13,715	Nolato AB	768,448
29,973	Resurs Holding ABb	176,515
53,542	Skandinaviska Enskilda Banken AB	513,539
162,889	SKF AB	2,949,294
3,867	SkiStar AB	46,377
21,407	Svenska Cellulosa AB SCA	218,440
7,006	Vitrolife AB	109,312
64,133	Volvo AB	961,083
35,629	Wihlborgs Fastigheter AB	539,077

	Total	25,636,081

Switzerland (7.2%)
35,412	Baloise Holding AG	6,549,572
3,931	Bucher Industries AG	1,216,731

The accompanying Notes to Financial Statements are an integral part of this schedule.

63

INTERNATIONAL ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (83.9%)	Value
Switzerland (7.2%) - continued
601	dormakaba Holding AG	$384,984
7,890	Flughafen Zuerich AG	1,421,717
107	Forbo Holding AG	170,504
16,460	Galenica AGb	985,414
8,529	Helvetia Holding AG	1,198,045
7,847	Huber & Suhner AG	522,790
113	Inficon Holding AG	80,984
1,389	Kardex AG	201,848
14,579	Landis+Gyr Group AG	1,353,708
37,699	Logitech International SA	1,547,435
100,006	Nestle SA	10,698,776
120,023	Novartis AG	10,487,043
31,578	OC Oerlikon Corporation AG	324,058
20,666	PSP Swiss Property AG	2,735,455
54,558	Roche Holding AG	16,419,556
5,839	Roche Holding AG-BR	1,740,762
18,058	Sonova Holding AG	4,143,920
757	Straumann Holding AG	676,366
3,429	Tecan Group AG	811,231

	Total	63,670,899

Taiwan (1.6%)
13,000	A-DATA Technology Company, Ltd.	21,570
54,000	Ardentec Corporation	50,282
77,000	Capital Securities Corporation	23,251
53,000	Cheng Uei Precision Industry Company, Ltd.	79,399
143,000	Chicony Electronics Company, Ltd.	444,264
1,009,000	China Development Financial Holding Corporation	314,671
209,805	China Man-Made Fiber Corporation	55,990
240,000	China Steel Corporation	184,797
30,000	Coretronic Corporation	38,754
41,000	Delta Electronics, Inc.	180,010
212,000	Far Eastern Department Stores, Ltd.	181,957
20,000	Feng Hsin Iron & Steel Company, Ltd.	34,626
244,000	Fubon Financial Holding Company, Ltd.	356,981
113,000	Hon Hai Precision Industry Company, Ltd.	298,445
266,980	IBF Financial Holdings Company, Ltd.	95,553
109,000	King Yuan Electronics Company, Ltd.	136,542
20,000	MediaTek, Inc.	267,097
28,000	Namchow Holdings Company, Ltd.	45,558
21,000	PharmaEngine, Inc.	50,239
423,000	Pou Chen Corporation	565,523
240,000	Powertech Technology, Inc.	756,492
12,000	Realtek Semiconductor Corporation	89,015
122,000	SerComm Corporation	320,989
463,000	Shinkong Synthetic Fibers Corporation	169,790
55,000	Sigurd Microelectronics Corporation	67,035
1,758	Sigurd Microelectronics Corporation Rights[a,c]	582
18,000	Sitronix Technology Corporation	107,410
53,000	Sunonwealth Electric Machine Industry Company, Ltd.	65,986
48,000	Supreme Electronics Company, Ltd.	45,725
87,000	Synnex Technology International Corporation	103,768
72,000	Systex Corporation	175,074
39,000	Taiwan Hon Chuan Enterprise Company, Ltd.	70,299
539,620	Taiwan Semiconductor Manufacturing Company, Ltd.	5,288,170
19,000	Topco Scientific Company, Ltd.	60,420
80,000	Transcend Information, Inc.	173,706
41,000	Tung Ho Steel Enterprise Corporation	29,068
72,000	TXC Corporation	88,223
493,000	Uni-President Enterprises Corporation	1,217,898
180,000	Unitech Printed Circuit Board Corporation	195,751
731,000	United Microelectronics Corporation	336,640
92,000	Wistron Corporation	84,346
55,000	WT Microelectronics Company, Ltd.	62,829
2,244,000	Yuanta Financial Holding Company, Ltd.	1,402,433
153,000	Yulon Motor Company, Ltd.	98,397

	Total	14,435,555

Thailand (0.3%)
48,200	Advanced Info Service Public Company, Ltd. NVDR	365,647
313,200	Bangkok Dusit Medical Services Public Company, Ltd. NVDR	248,981
328,700	Charoen Pokphand Foods Public Company, Ltd. NVDR	274,973
84,800	Com7 Public Company, Ltd. NVDR	80,809
273,600	CP ALL Public Company, Ltd. NVDR	707,186
337,600	GFPT Public Company, Ltd. NVDR	154,218
39,600	Intouch Holdings Public Company, Ltd. NVDR	86,557
403,500	Major Cineplex Group Public Company, Ltd. NVDR	328,743
10,000	PTT Exploration and Production Public Company, Ltd. NVDR	39,895
610,800	Thai Union Group Public Company, Ltd. NVDR	295,360
123,900	Thai Vegetable Oil Public Company, Ltd. NVDR	105,640

	Total	2,688,009

Turkey (0.1%)
300,695	Haci Omer Sabanci Holding AS	434,980
34,946	Koza Anadolu Metal Madencilik Isletmeleri ASa	53,400

	Total	488,380

United Kingdom (11.5%)
136,320	3i Group plc	1,992,033
35,937	Abcam plc	541,855
23,972	Ascential plc[b]	108,618
53,626	Assura plc	51,960
121,633	Auto Trader Group plc[b]	886,256
81,726	Aviva plc	440,508
51,327	Barratt Developments plc	419,744
19,327	Beazley plc	146,892
37,098	Bellway plc	1,518,405
115,202	BHP Group plc	2,443,503
7,333	Big Yellow Group plc	108,527
30,566	Bodycote plc	283,406
40,435	Bovis Homes Group plc	612,818
30,103	Brewin Dolphin Holdings plc	129,771
11,563	Britvic plc	147,773
6,164	Close Brothers Group plc	110,528
105,845	Compass Group plc	2,818,034
12,858	Computacenter plc	227,540
33,131	Daily Mail and General Trust plc	377,275
4,513	Dart Group plc	73,951
10,588	Diploma plc	219,306
604,798	Direct Line Insurance Group plc	2,132,373

The accompanying Notes to Financial Statements are an integral part of this schedule.

64

INTERNATIONAL ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (83.9%)	Value
United Kingdom (11.5%) - continued
44,561	Drax Group plc	$171,311
15,771	Dunelm Group plc	161,287
5,787	Empiric Student Property plc	7,046
7,356	Euromoney Institutional Investor plc	134,544
19,616	Fevertree Drinks plc	472,670
9,754	Forterra plc[b]	33,798
766	Games Workshop Group plc	44,354
590,173	GlaxoSmithKline plc	13,517,916
788	Go-Ahead Group plc	20,857
141,950	Great Portland Estates plc	1,448,203
33,612	Greggs plc	773,118
127,363	Halma plc	3,090,527
258,718	Hansteen Holdings plc	343,532
39,596	Hays plc	80,581
65,942	HomeServe plc	989,997
23,061	Howden Joinery Group plc	172,596
1,847,418	HSBC Holdings plc	13,957,488
113,661	Ibstock plc[b]	355,173
169,569	IG Group Holdings plc	1,395,668
38,839	Inchcape plc	324,716
27,768	Intermediate Capital Group plc	534,417
89,508	JD Sports Fashion plc	890,385
217,901	Jupiter Fund Management plc	967,444
2,190,133	Lloyds TSB Group plc	1,611,082
16,518	Marshalls plc	152,237
19,765	Mondi plc	409,807
1,084,884	Moneysupermarket.com Group plc	4,827,379
553,562	National Express Group plc	3,200,949
3,100	OneSavings Bank plc	14,461
36,242	PageGroup plc	208,818
128,152	Paragon Banking Group plc	835,383
48,041	Playtech plc	244,522
3,844	QinetiQ Group plc	15,671
143,676	Redrow plc	1,120,076
88,635	RELX plc	2,133,925
39,800	Rio Tinto plc	2,072,066
121,741	Rotork plc	475,421
218,639	Royal Dutch Shell plc, Class A	6,337,946
280,697	Royal Dutch Shell plc, Class B	8,084,035
24,772	RWS Holdings plc	192,531
32,603	Safestore Holdings plc	295,838
350,670	Sage Group plc	3,268,289
98,354	Smith & Nephew plc	2,111,313
61,833	SSP Group plc	509,885
415,120	Taylor Wimpey plc	890,312
137,958	Tritax Big Box REIT plc	268,707
114,854	Unilever plc	6,877,359

	Total	101,836,716

United States (0.1%)
12,402	Yum China Holding, Inc.	527,085

	Total	527,085

	Total Common Stock (cost $696,140,244)	744,678,596

Shares	Preferred Stock (<0.1%)
South Korea (0.1%)
28,942	Samsung Electronics Company, Ltd.	1,018,782

	Total	1,018,782

	Total Preferred Stock (cost $294,673)	1,018,782

Principal Amount	Long-Term Fixed Income (<0.1%)	Value
Venezuela (0.1%)
	Petroleos de Venezuela SA
$5,360,000	6.000%, 10/28/2022[e]	214,400
3,250,000	6.000%, 5/16/2024[e]	195,000
637,000	6.000%, 11/15/2026[e]	38,220
680,000	5.375%, 4/12/2027[e]	40,800
70,000	5.500%, 4/12/2037[e]	4,200

	Total	492,620

	Total Long-Term Fixed Income (cost $3,822,422)	492,620

Shares or Principal Amount	Short-Term Investments (15.4%)
	Federal Home Loan Bank Discount Notes
200,000	1.980%, 11/5/2019[f,g]	199,963
400,000	1.940%, 11/8/2019[f,g]	399,869
1,400,000	1.940%, 11/12/2019[f,g]	1,399,281
4,200,000	1.940%, 11/19/2019[f,g]	4,196,472
200,000	1.910%, 12/5/2019[f,g]	199,685
4,400,000	1.920%, 12/11/2019[f,g]	4,391,835
700,000	1.660%, 12/18/2019[f,g]	698,474
	Thrivent Core Short-Term Reserve Fund
12,508,851	2.110%	125,088,512

	Total Short-Term Investments (cost $136,572,149)	136,574,091

	Total Investments (cost $836,829,488) 99.5%	$882,764,089

	Other Assets and Liabilities, Net 0.5%	4,532,751

	Total Net Assets 100.0%	$887,296,840

a	Non-income producing security.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $23,678,221 or 2.7% of total net assets.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	In bankruptcy. Interest is not being accrued.
e	Defaulted security. Interest is not being accrued.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
NVDR	-	Non-Voting Depository Receipts
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

65

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (0.2%)[a]	Value
Basic Materials (<0.1%)
	Big River Steel, LLC, Term Loan
$53,900	7.104%, (LIBOR 3M + 5.000%), 8/23/2023[b]	$53,395
	MRC Global (US), Inc., Term Loan
59,098	4.786%, (LIBOR 1M + 3.000%), 9/22/2024[b,c]	58,211

	Total	111,606

Capital Goods (<0.1%)
	Advanced Disposal Services, Inc., Term Loan
98,723	4.086%, (LIBOR 1W + 2.250%), 11/10/2023[b]	98,846
	GFL Environmental, Inc., Term Loan
98,998	4.786%, (LIBOR 1M + 3.000%), 5/31/2025[b]	98,608

	Total	197,454

Communications Services (<0.1%)
	Frontier Communications Corporation, Term Loan
97,750	5.540%, (LIBOR 1M + 3.750%), 6/15/2024[b]	97,286
	Intelsat Jackson Holdings SA, Term Loan
70,000	5.682%, (LIBOR 3M + 3.750%), 11/27/2023[b]	69,869
	TNS, Inc., Term Loan
78,197	5.930%, (LIBOR 3M + 4.000%), 8/14/2022[b]	76,569
	WideOpenWest Finance, LLC, Term Loan
73,500	5.054%, (LIBOR 1M + 3.250%), 8/19/2023[b]	70,445

	Total	314,169

Consumer Cyclical (<0.1%)
	Golden Entertainment, Inc., Term Loan
135,100	4.810%, (LIBOR 1M + 3.000%), 10/20/2024[b]	135,185

	Total	135,185

Consumer Non-Cyclical (0.1%)
	Air Medical Group Holdings, Inc., Term Loan
171,938	5.096%, (LIBOR 1M + 3.250%), 4/28/2022[b]	154,046
44,212	6.036%, (LIBOR 1M + 4.250%), 3/14/2025[b]	39,539
	Bausch Health Companies, Inc., Term Loan
111,970	4.921%, (LIBOR 1M + 3.000%), 6/1/2025[b]	112,332
	Endo International plc, Term Loan
117,889	6.063%, (LIBOR 1M + 4.250%), 4/27/2024[b]	108,222
	JBS USA LUX SA, Term Loan
54,725	4.286%, (LIBOR 1M + 2.500%), 5/1/2026[b]	54,868
	McGraw-Hill Global Education Holdings, LLC, Term Loan
149,509	5.786%, (LIBOR 1M + 4.000%), 5/4/2022[b]	136,286
	MPH Acquisition Holdings, LLC, Term Loan
85,624	4.854%, (LIBOR 3M + 2.750%), 6/7/2023[b]	80,107
	Plantronics, Inc., Term Loan
58,465	4.286%, (LIBOR 1M + 2.500%), 7/2/2025[b]	58,112

	Total	743,512

Energy (<0.1%)
	Radiate Holdco, LLC, Term Loan
221,033	4.786%, (LIBOR 1M + 3.000%), 2/1/2024[b]	218,608

	Total	218,608

Financials (0.1%)
	GGP Nimbus, LLC, Term Loan
94,050	4.286%, (LIBOR 1M + 2.500%), 8/24/2025[b]	92,463
	Harland Clarke Holdings Corporation, Term Loan
107,121	6.854%, (LIBOR 3M + 4.750%), 11/3/2023[b]	83,153
	Sable International Finance, Ltd., Term Loan
192,427	5.036%, (LIBOR 1M + 3.250%), 1/31/2026[b]	192,881

	Total	368,497

Technology (<0.1%)
	Prime Security Services Borrower, LLC, Term Loan
110,000	5.247%, (LIBOR 1M + 3.250%), 9/23/2026[b]	106,110
	Rackspace Hosting, Inc., Term Loan
122,261	5.287%, (LIBOR 2M + 3.000%), 11/3/2023[b]	108,545

	Total	214,655

	Total Bank Loans (cost $2,393,105)	2,303,686

Principal Amount	Long-Term Fixed Income (94.6%)	Value
Asset-Backed Securities (19.9%)
	Ares XXXVII CLO, Ltd.
4,000,000	3.171%, (LIBOR 3M + 1.170%), 10/15/2030, Ser. 2015-4A, Class A1Rb,d	3,984,788
	ARI Fleet Lease Trust
731,016	1.910%, 4/15/2026, Ser. 2017-A, Class A2[d]	730,083
	Ascentium Equipment Receivables, LLC
2,250,000	3.210%, 9/11/2023, Ser. 2018-1A, Class A3[d]	2,273,906

The accompanying Notes to Financial Statements are an integral part of this schedule.

66

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (94.6%)	Value
Asset-Backed Securities (19.9%) - continued
	Assurant CLO III, Ltd.
$4,700,000	3.196%, (LIBOR 3M + 1.230%), 10/20/2031, Ser. 2018-2A, Class Ab,d	$4,678,732
	Axis Equipment Finance Receivables Trust
2,000,000	2.630%, 6/20/2024, Ser. 2019-1A, Class A2[d]	2,015,041
	Bank of the West Auto Trust
1,718,564	2.110%, 1/15/2023, Ser. 2017-1, Class A3[d]	1,719,774
	BCC Funding XIV, LLC
1,564,556	2.960%, 6/20/2023, Ser. 2018-1A, Class A2[d]	1,571,527
	Benefit Street Partners CLO IV, Ltd.
4,800,000	3.216%, (LIBOR 3M + 1.250%), 1/20/2029, Ser. 2014-IVA, Class A1RRb,d	4,795,296
	Betony CLO, Ltd.
2,750,000	3.016%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1[b,d]	2,719,359
	BlueMountain CLO, Ltd.
3,000,000	3.196%, (LIBOR 3M + 1.230%), 1/20/2029, Ser. 2013-1A, Class A1R2[b,d]	2,998,521
	Brazos Higher Education Authority, Inc.
3,759,057	2.932%, (LIBOR 3M + 0.800%), 2/25/2030, Ser. 2011-1, Class A2[b]	3,741,501
	Business Jet Securities, LLC
1,383,835	4.335%, 2/15/2033, Ser. 2018-1, Class Ad	1,401,135
	Carvana Auto Receivables Trust
5,000,000	2.214%, 10/15/2020, Ser. 2019-3A, Class A1[d]	5,001,402
	CBAM, Ltd.
5,000,000	3.281%, (LIBOR 3M + 1.280%), 2/12/2030, Ser. 2019-9A, Class Ab,d	5,002,935
	CCG Receivables Trust
1,591,328	2.500%, 6/16/2025, Ser. 2018-1, Class A2[d]	1,594,699
	Cedar Funding VI CLO, Ltd.
6,000,000	3.056%, (LIBOR 3M + 1.090%), 10/20/2028, Ser. 2016-6A, Class ARb,d	5,988,360
	Commonbond Student Loan Trust
167,804	3.200%, 6/25/2032, Ser. 2015-A, Class Ad	168,307
957,548	2.550%, 5/25/2041, Ser. 2017-AGS, Class A1[d]	961,874
2,676,218	2.323%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,d]	2,616,223
	Conn Funding II, LP
532,246	3.250%, 1/15/2023, Ser. 2018-A, Class Ad	534,476
	CoreVest American Finance Trust
2,370,638	3.804%, 6/15/2051, Ser. 2018-1, Class Ad	2,468,631
	Credit Acceptance Auto Loan Trust
2,800,000	3.470%, 5/17/2027, Ser. 2018-2A, Class Ad	2,840,480
	Deephaven Residential Mortgage Trust
2,299,466	4.080%, 10/25/2058, Ser. 2018-4A, Class A1[b,d]	2,325,305
	DRB Prime Student Loan Trust
676,458	3.723%, (LIBOR 1M + 1.900%), 10/27/2031, Ser. 2015-B, Class A1[b,d]	685,561
	Earnest Student Loan Program, LLC
1,351,953	2.650%, 1/25/2041, Ser. 2017-A, Class A2[d]	1,356,750
	Edlinc Student Loan Funding Trust
223,226	4.950%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class ATb,d	223,488
	Fifth Third Auto Trust
725,216	1.800%, 2/15/2022, Ser. 2017-1, Class A3	724,554
	Finance of America Structured Securities Trust
1,694,404	3.375%, 9/25/2028, Ser. 2018-HB1, Class Ab,d	1,692,255
	FREED ABS Trust
1,936,613	3.420%, 6/18/2026, Ser. 2019-1, Class Ad	1,947,685
	Garrison BSL CLO, Ltd.
6,000,000	2.972%, (LIBOR 3M + 0.970%), 7/17/2028, Ser. 2018-1A, Class A1[b,d]	5,935,584
	GM Financial Automobile Leasing Trust
6,500,000	3.080%, 12/20/2022, Ser. 2019-1, Class A4	6,611,662
	Golden Credit Card Trust
5,000,000	1.980%, 4/15/2022, Ser. 2017-2A, Class Ad	4,999,725
	GoldenTree Loan Opportunities, Ltd.
3,000,000	3.228%, (LIBOR 3M + 1.300%), 10/29/2029, Ser. 2014-9A, Class AJR2[b,d]	2,963,559
	Golub Capital Partners, Ltd.
6,000,000	3.116%, (LIBOR 3M + 1.150%), 10/20/2028, Ser. 2018-39A, Class A1[b,d]	5,996,892
	GreatAmerica Leasing Receivables Funding, LLC
284,867	2.060%, 6/22/2020, Ser. 2017-1, Class A3[d]	284,831
	Home Partners of America Trust
2,481,110	2.706%, (LIBOR 1M + 0.817%), 7/17/2034, Ser. 2017-1, Class Ab,d	2,479,564
	Invitation Homes Trust
4,333,201	2.989%, (LIBOR 1M + 1.100%), 1/17/2038, Ser. 2018-SFR4, Class Ab,d	4,349,434
	Lendmark Funding Trust
1,200,000	2.800%, 5/20/2026, Ser. 2017-2A, Class Ad	1,199,970

The accompanying Notes to Financial Statements are an integral part of this schedule.

67

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (94.6%)	Value
Asset-Backed Securities (19.9%) - continued
	Marlette Funding Trust
$1,855,405	3.200%, 9/15/2028, Ser. 2018-3A, Class Ad	$1,860,510
3,041,590	3.440%, 4/16/2029, Ser. 2019-1A, Class Ad	3,065,776
	National Collegiate Trust
1,547,959	2.118%, (LIBOR 1M + 0.295%), 5/25/2031, Ser. 2007-A, Class Ab,d	1,501,755
	Navient Private Education Loan Trust
3,276,912	2.820%, 2/15/2068, Ser. 2019-CA, Class A1[d]	3,308,955
	Navient Student Loan Trust
2,700,000	2.180%, 8/15/2068, Ser. 2019-FA, Class A1[d]	2,701,504
2,700,000	2.423%, (LIBOR 1M + 0.600%), 7/26/2066, Ser. 2017-3A, Class A2[b,d]	2,704,727
2,799,432	2.573%, (LIBOR 1M + 0.750%), 7/26/2066, Ser. 2017-1A, Class A2[b,d]	2,802,619
	NCUA Guaranteed Notes
733,678	2.289%, (LIBOR 1M + 0.350%), 12/7/2020, Ser. 2010-A1, Class Ab	733,314
	Neuberger Berman CLO, Ltd.
2,800,000	3.133%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class ARb,d	2,797,880
	NextGear Floorplan Master Owner Trust
3,200,000	2.560%, 10/17/2022, Ser. 2017-2A, Class A2[d]	3,215,146
	Northstar Education Finance, Inc.
814,006	2.523%, (LIBOR 1M + 0.700%), 12/26/2031, Ser. 2012-1, Class Ab,d	808,154
	NRZ Excess Spread-Collateralized Notes Series
2,032,938	3.193%, 1/25/2023, Ser. 2018-PLS1, Class Ad	2,042,002
	OZLM VIII, Ltd.
3,300,000	3.172%, (LIBOR 3M + 1.170%), 10/17/2029, Ser. 2014-8A, Class A1RRb,d	3,288,872
	PFS Financing Corporation
3,300,000	2.314%, (LIBOR 1M + 0.400%), 2/17/2022, Ser. 2018-A, Class Ab,d	3,299,621
	Pretium Mortgage Credit Partners, LLC
2,932,924	3.721%, 1/25/2059, Ser. 2019-CFL1, Class A1[d,e]	2,932,877
1,878,498	4.826%, 9/25/2058, Ser. 2018-NPL4, Class A1[d,e]	1,888,918
	Progress Residential Trust
2,989,055	2.768%, 8/17/2034, Ser. 2017-SFR1, Class Ad	3,007,213
3,000,000	3.422%, 8/17/2035, Ser. 2019-SFR1, Class Ad	3,064,393
	Prosper Marketplace Issuance Trust
1,445,178	3.350%, 10/15/2024, Ser. 2018-2A, Class Ad	1,449,444
	RCO Mortgage, LLC
5,339,256	4.458%, 10/25/2023, Ser. 2018-2, Class A1[d,e]	5,380,148
	Santander Drive Auto Receivables Trust
3,205,191	2.208%, 8/17/2020, Ser. 2019-3, Class A1	3,205,847
	Santander Retail Auto Lease Trust
1,932,353	2.220%, 1/20/2021, Ser. 2017-A, Class A3[d]	1,933,013
	SLM Student Loan Trust
3,199,056	2.223%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	3,111,516
426,352	2.343%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[b]	426,784
	Small Business Lending Trust
1,649,287	2.850%, 7/15/2026, Ser. 2019-A, Class Ad	1,649,051
	SoFi Consumer Loan Program Trust
387,174	2.930%, 4/26/2027, Ser. 2018-2, Class A1[d]	387,526
3,750,837	3.010%, 4/25/2028, Ser. 2019-2, Class Ad	3,780,147
	SoFi Consumer Loan Program, LLC
725,936	2.770%, 5/25/2026, Ser. 2017-3, Class Ad	728,938
4,055,711	3.060%, 9/25/2028, Ser. 2016-5, Class Ad	4,076,500
	SoFi Professional Loan Program, LLC
407,756	2.420%, 3/25/2030, Ser. 2015-A, Class A2[d]	407,927
434,953	2.510%, 8/25/2033, Ser. 2015-C, Class A2[d]	438,011
321,320	2.673%, (LIBOR 1M + 0.850%), 7/25/2039, Ser. 2016-E, Class A1[b,d]	322,311
	Sound Point CLO XX, Ltd.
3,000,000	3.036%, (LIBOR 3M + 1.100%), 7/26/2031, Ser. 2018-2A, Class Ab,d	2,955,888
	Springleaf Funding Trust
1,034,181	2.900%, 11/15/2029, Ser. 2016-AA, Class Ad	1,034,841
	Synchrony Credit Card Master Note Trust
2,500,000	3.470%, 5/15/2026, Ser. 2018-2, Class A	2,616,800
	Upstart Securitization Trust
327,187	3.330%, 12/22/2025, Ser. 2018-2, Class Ad	327,340
1,899,872	3.450%, 4/20/2026, Ser. 2019-1, Class Ad	1,904,125
3,676,963	2.897%, 9/20/2029, Ser. 2019-2, Class Ad	3,689,762
	Vericrest Opportunity Loan Transferee
1,942,367	4.213%, 8/25/2048, Ser. 2018-NPL5, Class A1Ad,e	1,941,791
3,896,531	3.352%, 9/25/2049, Ser. 2019-NPL5, Class A1Ad,e	3,900,248

The accompanying Notes to Financial Statements are an integral part of this schedule.

68

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (94.6%)	Value
Asset-Backed Securities (19.9%) - continued
	Verizon Owner Trust
$4,500,000	2.060%, 4/20/2022, Ser. 2017-3A, Class A1Ad	$4,501,349
	Volvo Financial Equipment Master Owner Trust
2,500,000	2.414%, (LIBOR 1M + 0.500%), 11/15/2022, Ser. 2017-A, Class Ab,d	2,503,220
	Voya CLO, Ltd.
1,250,000	3.227%, (LIBOR 3M + 1.200%), 10/15/2030, Ser. 2012-4A, Class A1ARb,c,d,f	1,250,000
	Wheels SPV 2, LLC
195,791	1.880%, 4/20/2026, Ser. 2017-1A, Class A2[d]	195,725

	Total	202,726,357

Basic Materials (0.7%)
	Dow Chemical Company
1,500,000	3.150%, 5/15/2024[d]	1,548,793
	DowDuPont, Inc.
2,000,000	4.205%, 11/15/2023	2,147,348
	Glencore Funding, LLC
1,500,000	3.000%, 10/27/2022[d]	1,514,475
	Kinross Gold Corporation
1,000,000	5.950%, 3/15/2024	1,105,300
	Syngenta Finance NV
1,000,000	4.892%, 4/24/2025[d]	1,059,492

	Total	7,375,408

Capital Goods (1.2%)
	Lockheed Martin Corporation
1,250,000	2.500%, 11/23/2020	1,256,530
	Northrop Grumman Corporation
2,000,000	2.550%, 10/15/2022	2,032,360
	Republic Services, Inc.
1,250,000	2.500%, 8/15/2024	1,271,042
	Roper Technologies, Inc.
500,000	2.800%, 12/15/2021	507,909
1,250,000	3.650%, 9/15/2023	1,316,140
750,000	2.350%, 9/15/2024	754,656
	Siemens Financieringsmaatschappij NV
2,000,000	2.729%, (LIBOR 3M + 0.610%), 3/16/2022[b,d]	2,011,463
	Textron, Inc.
2,000,000	3.875%, 3/1/2025	2,124,544
	Waste Management, Inc.
750,000	2.950%, 6/15/2024	777,551

	Total	12,052,195

Collateralized Mortgage Obligations (15.5%)
	Ajax Mortgage Loan Trust
4,980,111	2.956%, 9/25/2065, Ser. 2019-D, Class A1[d]	4,975,966
	Angel Oak Mortgage Trust I, LLC
2,773,998	3.258%, 4/27/2048, Ser. 2018-1, Class A1[b,d]	2,784,265
2,962,101	3.674%, 7/27/2048, Ser. 2018-2, Class A1[b,d]	2,993,398
2,241,045	3.628%, 3/25/2049, Ser. 2019-2, Class A1[b,d]	2,265,431
	Antler Mortgage Trust
2,500,000	4.458%, 6/27/2022, Ser. 2019-RTL1, Class A1[d]	2,533,322
3,250,000	4.335%, 7/25/2022, Ser. 2018-RTL1, Class A1[d]	3,261,158
	Banc of America Funding Trust
995,645	3.947%, 1/25/2035, Ser. 2004-D, Class 4A1[b]	985,470
1,557,484	5.750%, 3/25/2036, Ser. 2006-3, Class 3A1	1,610,596
	Bear Stearns Adjustable Rate Mortgage Trust
140,166	4.270%, (CMT 1Y + 2.300%), 10/25/2035, Ser. 2005-9, Class A1[b]	144,556
865,242	4.753%, 10/25/2036, Ser. 2006-4, Class 1A1[b]	851,144
	Bellemeade Re, Ltd.
1,149,807	2.773%, (LIBOR 1M + 0.950%), 8/25/2028, Ser. 2018-2A, Class M1Ab,d	1,150,063
	BRAVO Residential Funding Trust
2,251,021	3.500%, 3/25/2058, Ser. 2019-1, Class A1Cd	2,286,083
	Cascade Funding Mortgage Trust
2,714,589	4.000%, 10/25/2068, Ser. 2018-RM2, Class Ab,d	2,796,585
	Chase Mortgage Finance Trust Series
1,659,974	4.643%, 7/25/2037, Ser. 2007-A2, Class 1Mb	1,647,644
	Civic Mortgage, LLC
2,609,402	4.349%, 11/25/2022, Ser. 2018-2, Class A1[d,e]	2,613,679
	COLT Funding, LLC
687,990	3.470%, 7/27/2048, Ser. 2018-2, Class A1[b,d]	690,899
2,716,063	2.764%, 8/25/2049, Ser. 2019-3, Class A1[b,d]	2,725,451
	Countrywide Alternative Loan Trust
190,097	5.500%, 11/25/2035, Ser. 2005-49CB, Class A1	185,896
153,665	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	148,725
224,675	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	224,272
	Countrywide Home Loans, Inc.
541,092	3.816%, 9/20/2036, Ser. 2006-HYB5, Class 2A1[b]	501,634
	Credit Suisse Mortgage Capital Certificates
5,000,000	2.894%, (LIBOR 1M + 0.980%), 5/15/2036, Ser. 2019-ICE4, Class Ab,d	5,010,842
4,926,523	3.322%, 10/25/2058, Ser. 2019-RPL8, Class A1[b,d]	4,952,243
	Eagle RE 2019-1, Ltd.
3,500,000	3.073%, (LIBOR 1M + 1.250%), 4/25/2029, Ser. 2019-1, Class M1Ab,d	3,498,249

The accompanying Notes to Financial Statements are an integral part of this schedule.

69

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (94.6%)	Value
Collateralized Mortgage Obligations (15.5%) - continued
	Federal National Mortgage Association - REMIC
$11,588,309	3.000%, 2/25/2040, Ser. 2018-13, Class EB	$11,705,527
7,267,615	2.000%, 4/25/2045, Ser. 2015-22, Class EG	7,233,935
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
189,656	2.250%, 6/25/2025, Ser. 2010-58, Class PT	189,612
	FWD Securitization Trust
3,754,167	2.810%, 6/25/2049, Ser. 2019-INV1, Class A1[b,d]	3,765,444
	GCAT Trust
4,173,285	2.985%, 2/25/2059, Ser. 2019-NQM1, Class A1[d,e]	4,194,115
	GMAC Mortgage Corporation Loan Trust
35,018	2.323%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,g]	42,290
153,186	5.750%, 10/25/2036, Ser. 2006-HE3, Class A2[b]	161,718
	GS Mortgage-Backed Securities Trust
3,155,386	3.750%, 10/25/2057, Ser. 2018-RPL1, Class A1Ad	3,288,231
1,379,125	2.625%, 1/25/2059, Ser. 2019-SL1, Class A1[b,d]	1,373,342
	GSAA Home Equity Trust
920,881	4.482%, 8/25/2034, Ser. 2004-10, Class M2[e]	960,839
	Homeward Opportunities Fund I Trust
5,399,111	3.454%, 1/25/2059, Ser. 2019-1, Class A1[b,d]	5,455,184
	Homeward Opportunities Fund Trust
2,695,507	3.766%, 6/25/2048, Ser. 2018-1, Class A1[b,d]	2,719,410
	J.P. Morgan Alternative Loan Trust
536,597	4.286%, 3/25/2036, Ser. 2006-A1, Class 2A1[b]	511,023
	J.P. Morgan Mortgage Trust
254,452	4.536%, 2/25/2036, Ser. 2006-A1, Class 2A2[b]	237,566
	Legacy Mortgage Asset Trust
3,927,259	4.000%, 1/25/2059, Ser. 2019-GS1, Class A1[d]	3,974,996
3,500,000	3.250%, 6/25/2059, Ser. 2019-GS7, Class A1[c,d,e]	3,501,785
	Master Asset Securitization Trust
563,599	2.323%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	234,954
	Merrill Lynch Mortgage Investors Trust
260,775	3.008%, (LIBOR 1M + 1.185%), 7/25/2035, Ser. 2004-WMC5, Class M3[b]	261,277
	Mortgage Equity Conversion Asset Trust
1,343,298	2.070%, (CMT 1Y + 0.490%), 1/25/2042, Ser. 2007-FF1, Class Ab,d	1,227,459
1,308,857	2.450%, (CMT 1Y + 0.470%), 2/25/2042, Ser. 2007-FF2, Class Ab,d	1,219,102
	New Residential Mortgage, LLC
3,050,845	3.790%, 7/25/2054, Ser. 2018-FNT2, Class Ad	3,105,590
	Preston Ridge Partners Mortgage Trust, LLC
1,078,704	4.500%, 1/25/2024, Ser. 2019-1A, Class A1[d,e]	1,084,537
2,303,611	3.967%, 4/25/2024, Ser. 2019-2A, Class A1[d,e]	2,312,904
	Radnor RE, Ltd.
2,208,719	3.223%, (LIBOR 1M + 1.400%), 3/25/2028, Ser. 2018-1, Class M1[b,d]	2,208,717
2,000,000	3.073%, (LIBOR 1M + 1.250%), 2/25/2029, Ser. 2019-1, Class M1Ab,d	1,998,940
	RCO Mortgage, LLC
3,500,067	4.270%, 12/26/2053, Ser. 2018-VFS1, Class A1[b,d]	3,570,051
	Renaissance Home Equity Loan Trust
686,286	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[e]	352,593
	Residential Asset Securitization Trust
284,101	5.750%, 2/25/2036, Ser. 2005-A15, Class 5A1	195,534
	Residential Funding Mortgage Security I Trust
469,607	5.500%, 10/25/2021, Ser. 2006-S10, Class 2A1	447,663
	Specialty Underwriting and Residential Finance Trust
3,195,358	2.823%, (LIBOR 1M + 1.000%), 7/25/2035, Ser. 2004-BC3, Class A2Cb	3,202,069
3,794,616	2.803%, (LIBOR 1M + 0.980%), 10/25/2035, Ser. 2004-BC4, Class A2Cb	3,802,333
	Stanwich Mortgage Loan Trust
1,538,056	4.500%, 10/18/2023, Ser. 2018-NPB2, Class A1[d]	1,548,416
	Starwood Mortgage Residential Trust
3,153,497	4.121%, 10/25/2048, Ser. 2018-IMC2, Class A1[b,d]	3,218,383
	Structured Asset Securities Corporation Trust
494,688	5.500%, 12/25/2034, Ser. 2005-10, Class 3A1	493,453
	Terwin Mortgage Trust
1,445,006	2.823%, (LIBOR 1M + 1.000%), 12/25/2034, Ser. 2004-21HE, Class 2M2[b,d]	1,457,555
	Toorak Mortgage Corporation
2,500,000	4.375%, 8/25/2021, Ser. 2018-1, Class A1[d]	2,525,299
3,000,000	4.458%, 3/25/2022, Ser. 2019-1, Class A1[d,e]	3,052,668
	Vericrest Opportunity Loan Trust
1,223,133	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[d,e]	1,227,022

The accompanying Notes to Financial Statements are an integral part of this schedule.

70

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (94.6%)	Value
Collateralized Mortgage Obligations (15.5%) - continued
$3,027,330	3.967%, 3/25/2049, Ser. 2019-NPL3, Class A1[d,e]	$3,043,927
1,415,149	3.352%, 8/25/2049, Ser. 2019-NPL4, Class A1Ad,e	1,417,004
	Verus Securitization Trust
3,590,762	3.836%, 2/25/2059, Ser. 2019-1, Class A1[b,d]	3,635,335
4,670,349	3.211%, 4/25/2059, Ser. 2019-2, Class A1[b,d]	4,708,238
3,824,654	2.913%, 7/25/2059, Ser. 2019-INV2, Class A1[b,d]	3,850,423
	Wachovia Asset Securitization, Inc.
268,426	1.963%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class Ab,d,g	251,605
	Wachovia Mortgage Loan Trust, LLC
111,434	4.847%, 5/20/2036, Ser. 2006-A, Class 2A1[b]	110,635
	WaMu Mortgage Pass Through Certificates
1,328,938	3.270%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	1,266,418
921,082	3.130%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	898,742
	Wells Fargo Mortgage Backed Securities Trust
380,520	4.991%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	392,016

	Total	158,473,450

Commercial Mortgage-Backed Securities (0.5%)
	Federal National Mortgage Association
1,271,782	4.500%, 5/1/2048	1,340,521
	Federal National Mortgage Association - ACES
2,216,243	3.560%, 9/25/2021, Ser. 2018-M5, Class A2[b]	2,257,411
	GSAA Home Equity Trust
1,030,997	3.773%, (LIBOR 1M + 1.950%), 5/25/2034, Ser. 2004-4, Class M2[b]	1,070,693

	Total	4,668,625

Communications Services (1.7%)
	American Tower Corporation
1,800,000	3.450%, 9/15/2021	1,843,495
1,500,000	3.375%, 5/15/2024	1,565,088
	AT&T, Inc.
2,000,000	3.200%, 3/1/2022	2,052,660
2,000,000	3.065%, (LIBOR 3M + 0.890%), 2/15/2023[b]	2,005,779
	Charter Communications Operating, LLC
1,000,000	3.579%, 7/23/2020	1,008,310
1,000,000	4.500%, 2/1/2024	1,075,607
	Cox Communications, Inc.
1,500,000	3.150%, 8/15/2024[d]	1,551,463
	Crown Castle International Corporation
250,000	3.400%, 2/15/2021	254,152
1,000,000	2.250%, 9/1/2021	1,003,017
1,000,000	3.200%, 9/1/2024	1,038,198
	Discovery Communications, LLC
2,000,000	2.950%, 3/20/2023	2,037,397
	Fox Corporation
1,000,000	3.666%, 1/25/2022[d]	1,035,259
	Omnicom Group, Inc.
1,250,000	3.625%, 5/1/2022	1,296,055

	Total	17,766,480

Consumer Cyclical (1.7%)
	Alibaba Group Holding, Ltd.
500,000	2.800%, 6/6/2023	507,062
	BMW U.S. Capital, LLC
2,000,000	3.150%, 4/18/2024[d]	2,071,101
	Daimler Finance North America, LLC
2,000,000	2.817%, (LIBOR 3M + 0.530%), 5/5/2020[b,d]	2,002,078
1,000,000	3.127%, (LIBOR 3M + 0.840%), 5/4/2023[b,d]	1,002,286
	Ford Motor Credit Company, LLC
1,000,000	3.393%, (LIBOR 3M + 1.235%), 2/15/2023[b]	973,336
	General Motors Financial Company, Inc.
2,100,000	3.950%, 4/13/2024	2,173,891
	Home Depot, Inc.
1,600,000	4.400%, 4/1/2021	1,649,426
	Hyundai Capital Services, Inc.
2,000,000	3.000%, 3/6/2022[d]	2,017,174
1,500,000	3.000%, 8/29/2022[d]	1,515,694
	Ralph Lauren Corporation
225,000	2.625%, 8/18/2020	226,421
	Volkswagen Group of America Finance, LLC
2,000,000	4.250%, 11/13/2023[d]	2,143,207
1,500,000	2.850%, 9/26/2024[d]	1,520,385

	Total	17,802,061

Consumer Non-Cyclical (4.1%)
	Abbott Laboratories
1,262,000	2.550%, 3/15/2022	1,282,003
	Actavis Funding SCS
2,000,000	3.850%, 6/15/2024	2,106,660
	Altria Group, Inc.
2,000,000	3.800%, 2/14/2024	2,095,291
	Anheuser-Busch InBev Finance, Inc.
1,200,000	3.300%, 2/1/2023	1,247,559
	Bayer U.S. Finance, LLC
2,000,000	3.129%, (LIBOR 3M + 1.010%), 12/15/2023[b,d]	2,010,972
	Becton, Dickinson and Company
750,000	2.979%, (LIBOR 3M + 0.875%), 12/29/2020[b]	750,360
1,950,000	3.125%, 11/8/2021	1,989,924
	Cargill, Inc.
1,000,000	3.250%, 3/1/2023[d]	1,039,967

The accompanying Notes to Financial Statements are an integral part of this schedule.

71

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (94.6%)	Value
Consumer Non-Cyclical (4.1%) - continued
	Celgene Corporation
$2,000,000	3.625%, 5/15/2024	$2,116,005
	Church & Dwight Company, Inc.
1,155,000	2.450%, 12/15/2019	1,155,032
	CK Hutchison International, Ltd.
2,000,000	2.750%, 3/29/2023[d]	2,016,819
	Conagra Brands, Inc.
1,750,000	4.300%, 5/1/2024	1,877,726
	Constellation Brands, Inc.
1,000,000	2.700%, 5/9/2022	1,012,563
1,500,000	3.200%, 2/15/2023	1,547,357
	CVS Health Corporation
1,750,000	3.700%, 3/9/2023	1,824,718
1,050,000	4.000%, 12/5/2023	1,113,924
1,000,000	4.100%, 3/25/2025	1,074,903
	General Mills, Inc.
1,500,000	3.012%, (LIBOR 3M + 1.010%), 10/17/2023[b]	1,511,773
	Imperial Brands Finance plc
1,750,000	3.125%, 7/26/2024[d]	1,757,920
	Imperial Tobacco Finance plc
1,500,000	3.750%, 7/21/2022[d]	1,547,166
	Laboratory Corporation of America Holdings
1,390,000	2.625%, 2/1/2020	1,392,110
	Mead Johnson Nutrition Company
1,000,000	3.000%, 11/15/2020	1,010,595
	Pernod Ricard SA
1,915,000	4.250%, 7/15/2022[d]	2,020,211
	Smithfield Foods, Inc.
2,000,000	2.650%, 10/3/2021[d]	1,990,610
	UnitedHealth Group, Inc.
1,000,000	3.500%, 2/15/2024	1,057,243
	Zimmer Biomet Holdings, Inc.
1,500,000	2.914%, (LIBOR 3M + 0.750%), 3/19/2021[b]	1,500,126
	Zoetis, Inc.
1,450,000	3.250%, 2/1/2023	1,497,767

	Total	41,547,304

Energy (2.7%)
	BP Capital Markets America, Inc.
1,500,000	2.814%, (LIBOR 3M + 0.650%), 9/19/2022[b]	1,508,315
1,000,000	3.790%, 2/6/2024	1,067,626
	Continental Resources, Inc.
2,100,000	4.500%, 4/15/2023	2,186,604
	Encana Corporation
1,000,000	3.900%, 11/15/2021	1,026,449
	Energy Transfer Operating, LP
1,675,000	4.200%, 9/15/2023	1,770,296
	EOG Resources, Inc.
975,000	2.625%, 3/15/2023	994,789
	EQM Midstream Partners LP
1,500,000	4.750%, 7/15/2023	1,488,351
	Exxon Mobil Corporation
1,465,000	2.482%, (LIBOR 3M + 0.370%), 3/6/2022[b]	1,473,809
	Hess Corporation
2,000,000	3.500%, 7/15/2024	2,050,320
	Marathon Oil Corporation
2,000,000	2.800%, 11/1/2022	2,024,610
	Marathon Petroleum Corporation
1,325,000	3.400%, 12/15/2020	1,343,593
	MPLX, LP
500,000	3.500%, 12/1/2022[d]	514,935
1,500,000	4.875%, 6/1/2025	1,644,822
	Newfield Exploration Company
1,000,000	5.750%, 1/30/2022	1,067,884
	ONEOK, Inc.
1,000,000	2.750%, 9/1/2024	1,009,557
	Petroleos Mexicanos
935,000	2.378%, 4/15/2025	948,842
	Plains All American Pipeline, LP
2,000,000	3.850%, 10/15/2023	2,071,973
	Schlumberger Holdings Corporation
1,500,000	3.750%, 5/1/2024[d]	1,581,832
	Transcontinental Gas Pipe Line Company, LLC
650,000	7.850%, 2/1/2026	825,699
	Williams Partners, LP
1,325,000	3.600%, 3/15/2022	1,363,477

	Total	27,963,783

Financials (12.8%)
	ABN AMRO Bank NV
1,600,000	2.450%, 6/4/2020[d]	1,603,878
	AerCap Ireland Capital Designated Activity Company and AerCap Global Aviation Trust
1,000,000	3.300%, 1/23/2023	1,024,944
	American Express Credit Corporation
650,000	3.169%, (LIBOR 3M + 1.050%), 9/14/2020[b]	654,904
	American International Group, Inc.
1,150,000	3.300%, 3/1/2021	1,168,747
	Ares Capital Corporation
1,250,000	3.875%, 1/15/2020	1,252,414
	Athene Global Funding
2,000,000	3.319%, (LIBOR 3M + 1.230%), 7/1/2022[b,d]	2,025,217
	Banco Santander SA
800,000	3.121%, (LIBOR 3M + 1.120%), 4/12/2023[b]	802,302
	Bank of America Corporation
1,500,000	2.816%, 7/21/2023[b]	1,524,300
1,000,000	3.458%, 3/15/2025[b]	1,044,418
900,000	6.100%, 3/17/2025[b,h]	996,106
2,100,000	2.456%, 10/22/2025[b]	2,110,559
	Bank of Montreal
1,500,000	3.300%, 2/5/2024	1,565,545
	Barclays plc
1,250,000	3.250%, 1/12/2021	1,263,565
2,000,000	3.684%, 1/10/2023	2,045,678
2,000,000	3.548%, (LIBOR 3M + 1.380%), 5/16/2024[b]	2,013,900
	BPCE SA
1,000,000	3.370%, (LIBOR 3M + 1.220%), 5/22/2022[b,d]	1,012,104

The accompanying Notes to Financial Statements are an integral part of this schedule.

72

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (94.6%)	Value
Financials (12.8%) - continued
	Capital One Financial Corporation
$2,000,000	2.941%, (LIBOR 3M + 0.760%), 5/12/2020[b]	$2,004,740
1,500,000	3.900%, 1/29/2024	1,588,768
	Capital One NA
2,000,000	3.007%, (LIBOR 3M + 0.820%), 8/8/2022[b]	2,006,202
	CIT Bank NA
800,000	2.969%, 9/27/2025[b]	806,500
	Citigroup, Inc.
1,500,000	2.900%, (LIBOR 3M + 0.960%), 4/25/2022[b]	1,518,544
2,110,000	2.312%, 11/4/2022[b,f]	2,115,674
	CNA Financial Corporation
1,250,000	5.750%, 8/15/2021	1,329,465
	Comerica, Inc.
750,000	3.700%, 7/31/2023	791,254
	Compass Bank
1,500,000	2.875%, 6/29/2022	1,524,958
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
1,400,000	2.500%, 1/19/2021	1,410,547
	Credit Agricole SA
950,000	8.125%, 12/23/2025[b,d,h]	1,137,625
	Credit Suisse Group AG
1,500,000	6.500%, 8/8/2023[d]	1,666,875
810,000	7.500%, 12/11/2023[b,d,h]	898,039
	Danske Bank AS
1,500,000	5.375%, 1/12/2024[d]	1,653,338
	Discover Bank
1,650,000	8.700%, 11/18/2019	1,654,078
1,250,000	2.450%, 9/12/2024	1,252,345
	Fifth Third Bancorp
1,100,000	2.875%, 10/1/2021	1,118,940
2,100,000	2.375%, 1/28/2025	2,107,718
	GATX Corporation
1,500,000	4.350%, 2/15/2024	1,612,240
	Goldman Sachs Capital II
70,000	4.000%, (LIBOR 3M + 0.768%), 12/2/2019[b,h]	60,550
	Goldman Sachs Group, Inc.
1,755,000	3.094%, (LIBOR 3M + 1.160%), 4/23/2020[b]	1,761,953
	HSBC Bank Canada
1,000,000	3.300%, 11/28/2021[d]	1,029,030
	HSBC Holdings plc
1,175,000	3.543%, (LIBOR 3M + 1.500%), 1/5/2022[b]	1,199,275
2,000,000	3.262%, 3/13/2023[b]	2,044,378
1,500,000	6.250%, 3/23/2023[b,h]	1,556,250
	Huntington Bancshares, Inc.
1,450,000	3.150%, 3/14/2021	1,470,277
	ING Groep NV
1,350,000	6.000%, 4/16/2020[b,h]	1,358,775
2,400,000	3.254%, (LIBOR 3M + 1.150%), 3/29/2022[b]	2,431,633
500,000	4.625%, 1/6/2026[d]	556,560
	International Lease Finance Corporation
1,440,000	5.875%, 8/15/2022	1,578,925
	J.P. Morgan Chase & Company
1,400,000	2.250%, 1/23/2020	1,400,616
1,250,000	5.300%, 5/1/2020[b,h]	1,268,750
1,250,000	3.875%, 9/10/2024	1,335,861
1,500,000	2.860%, (LIBOR 3M + 0.850%), 1/10/2025[b]	1,499,998
	Kilroy Realty, LP
700,000	3.800%, 1/15/2023	731,410
	Lincoln National Corporation
1,000,000	4.000%, 9/1/2023	1,066,434
	Lloyds Banking Group plc
1,500,000	2.858%, 3/17/2023[b]	1,516,038
2,000,000	2.907%, 11/7/2023[b]	2,028,165
350,000	4.582%, 12/10/2025	376,774
	Macquarie Group, Ltd.
1,500,000	3.164%, (LIBOR 3M + 1.020%), 11/28/2023[b,d]	1,505,085
	Mitsubishi UFJ Financial Group, Inc.
1,175,000	3.187%, (LIBOR 3M + 1.060%), 9/13/2021[b]	1,188,616
1,600,000	3.070%, (LIBOR 3M + 0.920%), 2/22/2022[b]	1,613,642
	Mizuho Financial Group Cayman 3, Ltd.
675,000	4.600%, 3/27/2024[d]	722,486
	Mizuho Financial Group, Inc.
1,175,000	3.267%, (LIBOR 3M + 1.140%), 9/13/2021[b]	1,189,734
1,500,000	2.555%, 9/13/2025[b]	1,498,997
	Morgan Stanley
1,000,000	5.611%, (LIBOR 3M + 3.610%), 1/15/2020[b,h]	1,006,000
1,000,000	2.731%, (LIBOR 3M + 0.550%), 2/10/2021[b]	1,000,993
750,000	2.720%, 7/22/2025[b]	760,029
1,425,000	5.000%, 11/24/2025	1,600,310
	Nationwide Building Society
2,000,000	3.766%, 3/8/2024[b,d]	2,078,925
	PayPal Holdings, Inc.
1,000,000	2.200%, 9/26/2022	1,004,846
1,000,000	2.400%, 10/1/2024	1,008,482
	Peachtree Corners Funding Trust
1,125,000	3.976%, 2/15/2025[d]	1,187,710
	Realty Income Corporation
2,000,000	3.250%, 10/15/2022	2,070,245
	Regions Financial Corporation
1,000,000	3.200%, 2/8/2021	1,013,627
	Reinsurance Group of America, Inc.
2,000,000	4.700%, 9/15/2023	2,177,868
	Royal Bank of Scotland Group plc
2,000,000	3.498%, 5/15/2023[b]	2,043,230
2,000,000	3.628%, (LIBOR 3M + 1.470%), 5/15/2023[b]	2,016,000
	Santander Holdings USA, Inc.
1,000,000	3.400%, 1/18/2023	1,028,272
	Santander UK Group Holdings plc
750,000	3.125%, 1/8/2021	757,083
	Santander UK plc
500,000	5.000%, 11/7/2023[d]	537,517
	Simon Property Group, LP
1,350,000	2.500%, 9/1/2020	1,355,116
1,400,000	2.500%, 7/15/2021	1,412,465

The accompanying Notes to Financial Statements are an integral part of this schedule.

73

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (94.6%)	Value
Financials (12.8%) - continued
	Societe Generale SA
$2,200,000	2.625%, 10/16/2024[d]	$2,185,303
	Stadshypotek AB
2,000,000	2.500%, 4/5/2022[d]	2,031,392
	Standard Chartered plc
1,000,000	3.950%, 1/11/2023[d]	1,033,518
	State Street Corporation
2,062,000	3.024%, (LIBOR 3M + 0.900%), 8/18/2020[b]	2,075,234
1,585,000	2.354%, 11/1/2025[b]	1,592,626
	Sumitomo Mitsui Financial Group, Inc.
2,300,000	2.448%, 9/27/2024	2,305,807
	SunTrust Banks, Inc.
725,000	2.900%, 3/3/2021	733,184
	Synchrony Financial
1,175,000	3.517%, (LIBOR 3M + 1.230%), 2/3/2020[b]	1,177,163
250,000	2.850%, 7/25/2022	252,905
1,230,000	4.250%, 8/15/2024	1,300,430
	Ventas Realty, LP
2,000,000	3.100%, 1/15/2023	2,055,045
	Voya Financial, Inc.
500,000	5.650%, 5/15/2053[b]	528,750
	Wells Fargo & Company
538,000	5.889%, (LIBOR 3M + 3.770%), 12/15/2019[b,h]	544,725
750,000	3.450%, 2/13/2023	776,135
1,500,000	3.750%, 1/24/2024	1,588,232
2,110,000	2.406%, 10/30/2025[b]	2,113,946

	Total	130,649,756

Foreign Government (0.1%)
	Province of Ontario Canada
750,000	3.400%, 10/17/2023	797,633

	Total	797,633

Mortgage-Backed Securities (6.0%)
	Federal Home Loan Mortgage Corporation Conventional 15-Yr. Pass Through
3,005,974	3.500%, 5/1/2034[f]	3,123,178
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
17,547,000	3.000%, 11/1/2034[f]	17,966,826
4,100,000	2.500%, 12/1/2034[f]	4,142,281
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
240,560	4.035%, (LIBOR 12M + 1.483%), 1/1/2043[b]	247,107
8,115,000	3.500%, 11/1/2049[f]	8,332,457
27,138,000	3.000%, 12/1/2049[f]	27,550,465

	Total	61,362,314

Technology (1.6%)
	Apple, Inc.
1,900,000	2.476%, (LIBOR 3M + 0.300%), 5/6/2020[b]	1,902,674
	Dell International, LLC/ EMC Corporation
1,500,000	4.000%, 7/15/2024[d]	1,571,265
	Fiserv, Inc.
2,000,000	2.750%, 7/1/2024	2,044,388
	Global Payments, Inc.
875,000	2.650%, 2/15/2025	886,830
	Hewlett Packard Enterprise Company
1,750,000	3.500%, 10/5/2021	1,797,958
	Marvell Technology Group, Ltd.
1,000,000	4.200%, 6/22/2023	1,052,526
	Microsoft Corporation
2,000,000	1.850%, 2/6/2020	2,000,489
	Panasonic Corporation
1,000,000	2.536%, 7/19/2022[d]	1,007,350
1,000,000	2.679%, 7/19/2024[d]	1,014,061
	Texas Instruments, Inc.
1,000,000	1.750%, 5/1/2020	999,375
	VMware, Inc.
1,500,000	2.950%, 8/21/2022	1,524,499

	Total	15,801,415

Transportation (2.2%)
	Air Canada Pass Through Trust
841,225	3.875%, 3/15/2023[d]	852,814
	Air Lease Corporation
1,750,000	3.500%, 1/15/2022	1,799,577
1,500,000	4.250%, 2/1/2024	1,610,774
	Aircastle, Ltd.
1,500,000	4.400%, 9/25/2023	1,577,107
	American Airlines Pass Through Trust
744,914	4.950%, 1/15/2023	781,448
575,325	3.700%, 5/1/2023	581,640
	Avolon Holdings Funding, Ltd.
1,500,000	3.950%, 7/1/2024[d]	1,557,300
	British Airways plc
1,101,320	4.625%, 6/20/2024[d]	1,168,244
	Continental Airlines, Inc.
1,598,184	4.150%, 4/11/2024	1,690,629
	Delta Air Lines, Inc.
287,564	4.750%, 5/7/2020	290,569
2,100,000	2.900%, 10/28/2024	2,092,062
	ERAC USA Finance, LLC
1,400,000	2.600%, 12/1/2021[d]	1,410,476
	J.B. Hunt Transport Services, Inc.
1,200,000	3.300%, 8/15/2022	1,231,046
	Penske Truck Leasing Company, LP
750,000	3.650%, 7/29/2021[d]	768,310
1,000,000	2.700%, 11/1/2024[d]	1,009,157
1,000,000	3.950%, 3/10/2025[d]	1,064,715
	Ryder System, Inc.
1,000,000	3.400%, 3/1/2023	1,033,594
	TTX Company
650,000	4.125%, 10/1/2023[d]	694,118
	US Airways Pass Through Trust
687,296	3.950%, 11/15/2025	724,237

	Total	21,937,817

The accompanying Notes to Financial Statements are an integral part of this schedule.

74

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (94.6%)	Value
U.S. Government & Agencies (21.2%)
	Federal Home Loan Bank
$8,000,000	2.500%, 2/13/2024	$8,302,398
3,500,000	1.500%, 8/15/2024	3,481,718
	Federal National Mortgage Association
3,500,000	2.875%, 9/12/2023	3,671,370
	U.S. Treasury Bonds
1,275,000	2.250%, 11/15/2027	1,334,168
6,750,000	5.500%, 8/15/2028	8,866,230
12,750,000	2.625%, 2/15/2029	13,783,945
690,000	3.000%, 5/15/2042	796,411
1,730,000	2.500%, 5/15/2046	1,840,152
1,970,000	2.875%, 5/15/2049	2,267,501
	U.S. Treasury Bonds, TIPS
1,722,825	0.125%, 1/15/2023	1,712,154
	U.S. Treasury Notes
39,000,000	1.750%, 11/30/2019	38,996,494
6,500,000	1.875%, 12/15/2020	6,519,043
7,500,000	2.500%, 2/28/2021	7,588,184
1,450,000	1.375%, 5/31/2021	1,445,185
1,250,000	2.625%, 6/15/2021	1,270,654
2,800,000	1.125%, 8/31/2021	2,777,797
40,600,000	2.500%, 1/15/2022	41,438,961
18,845,000	2.000%, 11/30/2022	19,115,161
5,250,000	2.750%, 7/31/2023	5,483,174
5,025,000	2.500%, 1/31/2024	5,225,019
2,750,000	2.125%, 7/31/2024	2,823,906
9,000,000	1.250%, 8/31/2024	8,889,961
2,000,000	2.875%, 7/31/2025	2,142,500
21,000,000	2.625%, 1/31/2026	22,285,430
	U.S. Treasury Notes, TIPS
4,871,205	0.125%, 4/15/2021	4,832,924

	Total	216,890,440

Utilities (2.7%)
	Ameren Corporation
1,100,000	2.700%, 11/15/2020	1,107,292
750,000	2.500%, 9/15/2024	755,128
	American Electric Power Company, Inc.
1,000,000	3.650%, 12/1/2021	1,034,389
	CenterPoint Energy, Inc.
1,750,000	3.850%, 2/1/2024	1,853,721
	DTE Energy Company
1,500,000	3.700%, 8/1/2023	1,573,167
1,500,000	2.529%, 10/1/2024	1,504,296
	Edison International
1,580,000	2.950%, 3/15/2023[i]	1,559,999
	Enel Finance International NV
2,000,000	2.750%, 4/6/2023[d]	2,016,383
	Exelon Corporation
1,350,000	2.850%, 6/15/2020	1,356,072
1,250,000	3.497%, 6/1/2022	1,286,396
	Exelon Generation Company, LLC
1,125,000	2.950%, 1/15/2020	1,125,673
	ITC Holdings Corporation
1,500,000	2.700%, 11/15/2022	1,522,123
	Jersey Central Power & Light Company
1,500,000	4.300%, 1/15/2026[d]	1,641,710
	National Rural Utilities Cooperative Finance Corporation
850,000	4.750%, 4/30/2043[b]	872,950
	NiSource Finance Corporation
1,000,000	2.650%, 11/17/2022	1,013,537
	NiSource, Inc.
1,250,000	5.650%, 6/15/2023[b,h]	1,268,750
	PPL Capital Funding, Inc.
1,420,000	3.500%, 12/1/2022	1,471,700
	Public Service Enterprise Group, Inc.
2,000,000	2.875%, 6/15/2024	2,052,925
	Sempra Energy
1,250,000	2.400%, 3/15/2020	1,250,812
	Southern Company
1,500,000	2.950%, 7/1/2023	1,536,819

	Total	27,803,842

	Total Long-Term Fixed Income (cost $950,760,348)	965,618,880

Shares	Registered Investment Companies (2.1%)	Value
Unaffiliated (2.1%)
259,500	Vanguard Short-Term Corporate Bond ETF	21,089,565

	Total	21,089,565

	Total Registered Investment Companies (cost $20,988,740)	21,089,565

Shares	Preferred Stock (0.1%)	Value
Financials (0.1%)
54,000	Citigroup Capital XIII, 8.306%[b]	1,473,660

	Total	1,473,660

	Total Preferred Stock (cost $1,490,400)	1,473,660

Shares	Collateral Held for Securities Loaned (0.1%)	Value
1,520,410	Thrivent Cash Management Trust	1,520,410

	Total Collateral Held for Securities Loaned (cost $1,520,410)	1,520,410

Shares	Common Stock (<0.1%)	Value
Energy (<0.1%)
29,198	Pacific Drilling SAi,j	72,995

	Total	72,995

	Total Common Stock (cost $594,595)	72,995

Shares or Principal Amount	Short-Term Investments (8.9%)	Value
	Federal Home Loan Bank Discount Notes
500,000	1.980%, 11/5/2019[k,l]	499,907
500,000	1.670%, 12/10/2019[k,l]	499,095

The accompanying Notes to Financial Statements are an integral part of this schedule.

75

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2019

Shares or Principal Amount	Short-Term Investments (8.9%)	Value
	Thrivent Core Short-Term Reserve Fund
8,962,420	2.110%	$89,624,198

	Total Short-Term Investments (cost $90,623,183)	90,623,200

	Total Investments (cost $1,068,370,781) 106.0%	$1,082,702,396

	Other Assets and Liabilities, Net (6.0%)	(61,494,024)

	Total Net Assets 100.0%	$1,021,208,372

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $375,141,502 or 36.7% of total net assets.

e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2019.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	All or a portion of the security is insured or guaranteed.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
i	All or a portion of the security is on loan.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Limited Maturity Bond Fund as of October 31, 2019:

Securities Lending Transactions
Long-Term Fixed Income	$1,481,999
Common Stock	4,000

Total lending	$1,485,999
Gross amount payable upon return of collateral for securities loaned	$1,520,410

Net amounts due to counterparty	$34,411

Definitions:

ACES	-	Alternative Credit Enhancement Securities
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:
12 MTA	-	12 Month Treasury Average
CMT 1Y	-	Constant Maturity Treasury Yield 1 Year
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

76

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (1.5%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$418,561	4.536%, (LIBOR 1M + 2.750%), 3/7/2024[b]	$406,527
	Ball Metalpack Finco, LLC, Term Loan
162,937	6.624%, (LIBOR 3M + 4.500%), 7/31/2025[b]	148,001
	Big River Steel, LLC, Term Loan
264,600	7.104%, (LIBOR 3M + 5.000%), 8/23/2023[b]	262,121
	Chemours Company, Term Loan
492,500	3.540%, (LIBOR 1M + 1.750%), 4/3/2025[b]	464,492
	Momentive Performance Materials USA, LLC, Term Loan
224,438	5.040%, (LIBOR 1M + 3.250%), 5/15/2024[b]	220,090
	MRC Global (US), Inc., Term Loan
366,898	4.786%, (LIBOR 1M + 3.000%), 9/22/2024[b,c]	361,395
	Peabody Energy Corporation, Term Loan
280,725	4.536%, (LIBOR 1M + 2.750%), 3/31/2025[b]	221,304
	Pixelle Specialty Solutions, LLC, Term Loan
397,000	7.786%, (LIBOR 1M + 6.000%), 10/31/2024[b,c]	389,060
	Starfruit US Holdco, LLC, Term Loan
169,690	5.190%, (LIBOR 1M + 3.250%), 10/1/2025[b]	165,272

	Total	2,638,262

Capital Goods (0.1%)
	Advanced Disposal Services, Inc., Term Loan
225,653	4.086%, (LIBOR 1W + 2.250%), 11/10/2023[b]	225,933
	Flex Acquisition Company, Inc. Term Loan
1,154,651	5.349%, (LIBOR 3M + 3.250%), 6/29/2025[b]	1,090,822
	GFL Environmental, Inc., Term Loan
435,237	4.786%, (LIBOR 1M + 3.000%), 5/31/2025[b]	433,526
	Navistar, Inc., Term Loan
461,775	5.420%, (LIBOR 1M + 3.500%), 11/6/2024[b]	456,294
	Sotera Health Holdings, LLC, Term Loan
274,543	4.927%, (LIBOR 3M + 3.000%), 5/15/2022[b]	269,395
	TransDigm, Inc., Term Loan
358,182	4.286%, (LIBOR 1M + 2.500%), 6/9/2023[b]	356,344
	Vertiv Group Corporation, Term Loan
705,713	5.927%, (LIBOR 1M + 4.000%), 11/15/2023[b]	663,194

	Total	3,495,508

Communications Services (0.3%)
	Altice France SA, Term Loan
190,125	4.536%, (LIBOR 1M + 2.750%), 7/31/2025[b]	183,767
	CenturyLink, Inc., Term Loan
1,225,780	4.536%, (LIBOR 1M + 2.750%), 1/31/2025[b]	1,212,456
	CommScope Inc., Term Loan
200,000	5.036%, (LIBOR 1M + 3.250%), 4/4/2026[b]	195,938
	Diamond Sports Group, LLC, Term Loan
315,000	5.080%, (LIBOR 1M + 3.250%), 8/24/2026[b]	316,181
	Frontier Communications Corporation, Term Loan
715,895	5.540%, (LIBOR 1M + 3.750%), 6/15/2024[b]	712,495
	HCP Acquisition, LLC, Term Loan
461,952	4.786%, (LIBOR 1M + 3.000%), 5/16/2024[b]	460,631
	Intelsat Jackson Holdings SA, Term Loan
400,000	5.682%, (LIBOR 3M + 3.750%), 11/27/2023[b]	399,252
	Mediacom Illinois, LLC, Term Loan
206,850	3.570%, (LIBOR 1W + 1.750%), 2/15/2024[b]	206,505
	NEP Group, Inc., Term Loan
312,638	5.036%, (LIBOR 1M + 3.250%), 10/20/2025[b]	299,644
40,000	8.786%, (LIBOR 1M + 7.000%), 10/19/2026[b]	38,200
	SBA Senior Finance II, LLC, Term Loan
301,187	3.790%, (LIBOR 1M + 2.000%), 4/11/2025[b]	301,820
	Sprint Communications, Inc., Term Loan
853,125	4.313%, (LIBOR 1M + 2.500%), 2/3/2024[b]	842,819
	TNS, Inc., Term Loan
557,155	5.930%, (LIBOR 3M + 4.000%), 8/14/2022[b]	545,550
	WideOpenWest Finance, LLC, Term Loan
355,740	5.054%, (LIBOR 1M + 3.250%), 8/19/2023[b]	340,955
	Windstream Services, LLC, Term Loan
50,000	4.290%, (LIBOR 1M + 2.500%), 2/26/2021[b]	50,000
342,487	9.750%, (PRIME + 5.000%), 3/30/2021[b,d]	345,607

	Total	6,451,820

Consumer Cyclical (0.3%)
	Cengage Learning, Inc., Term Loan
432,585	6.036%, (LIBOR 1M + 4.250%), 6/7/2023[b,e,f]	401,439
	Four Seasons Hotels, Ltd., Term Loan
343,813	3.786%, (LIBOR 1M + 2.000%), 11/30/2023[b]	344,910

The accompanying Notes to Financial Statements are an integral part of this schedule.

77

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (1.5%)[a]	Value
Consumer Cyclical (0.3%) - continued
	Golden Entertainment, Inc., Term Loan
$651,375	4.810%, (LIBOR 1M + 3.000%), 10/20/2024[b]	$651,785
	Golden Nugget, LLC, Term Loan
497,528	471.588%, (LIBOR 3M + 2.750%), 10/4/2023[b]	496,204
	LCPR Loan Financing, LLC, Term Loan
745,000	0.000%, (LIBOR 3M + 5.000%), 10/22/2026[b,e,f]	749,194
	Mohegan Gaming and Entertainment, Term Loan
492,779	5.786%, (LIBOR 1M + 4.000%), 10/13/2023[b]	455,052
	Penn National Gaming, Inc., Term Loan
248,125	4.036%, (LIBOR 1M + 2.250%), 10/15/2025[b]	248,869
	Scientific Games International, Inc., Term Loan
1,218,634	4.536%, (LIBOR 2M + 2.750%), 8/14/2024[b]	1,203,779
	Staples, Inc., Term Loan
164,588	6.623%, (LIBOR 1M + 4.500%), 9/12/2024[b]	162,255
493,762	7.123%, (LIBOR 1M + 5.000%), 4/12/2026[b]	486,213
	Stars Group Holdings BV, Term Loan
697,917	5.604%, (LIBOR 3M + 3.500%), 7/10/2025[b]	700,478
	Tenneco, Inc., Term Loan
511,137	4.786%, (LIBOR 1M + 3.000%), 10/1/2025[b]	461,302
	Wyndham Hotels & Resorts, Inc., Term Loan
242,550	3.536%, (LIBOR 1M + 1.750%), 5/30/2025[b]	243,562

	Total	6,605,042

Consumer Non-Cyclical (0.3%)
	Air Medical Group Holdings, Inc., Term Loan
1,249,256	5.096%, (LIBOR 1M + 3.250%), 4/28/2022[b]	1,119,259
103,163	6.036%, (LIBOR 1M + 4.250%), 3/14/2025[b]	92,257
	Albertson’s LLC, Term Loan
1,015,000	4.536%, (LIBOR 1M + 2.750%), 8/17/2026[b,e,f]	1,019,882
	Bausch Health Companies, Inc., Term Loan
706,273	4.921%, (LIBOR 1M + 3.000%), 6/1/2025[b]	708,555
	Chobani, LLC, Term Loan
358,160	5.286%, (LIBOR 1M + 3.500%), 10/10/2023[b]	349,503
	Endo International plc, Term Loan
955,081	6.063%, (LIBOR 1M + 4.250%), 4/27/2024[b]	876,764
	Energizer Holdings, Inc., Term Loan
499,800	4.313%, (LIBOR 1M + 2.250%), 1/2/2026[b]	498,965
	JBS USA LUX SA, Term Loan
407,950	4.286%, (LIBOR 1M + 2.500%), 5/1/2026[b]	409,015
	Mallinckrodt International Finance SA, Term Loan
477,576	5.175%, (LIBOR 3M + 3.000%), 2/24/2025[b]	371,019
	McGraw-Hill Global Education Holdings, LLC, Term Loan
933,382	5.786%, (LIBOR 1M + 4.000%), 5/4/2022[b]	850,834
	Ortho-Clinical Diagnostics SA, Term Loan
998,228	5.306%, (LIBOR 3M + 3.250%), 6/1/2025[b]	952,479
	Plantronics, Inc., Term Loan
926,445	4.286%, (LIBOR 1M + 2.500%), 7/2/2025[b]	920,849
	R.R. Donnelley & Sons Company, Term Loan
59,849	6.823%, (LIBOR 1M + 5.000%), 1/15/2024[b]	59,999

	Total	8,229,380

Energy (0.1%)
	BCP Raptor II, LLC, Term Loan
299,250	6.536%, (LIBOR 1M + 4.750%), 12/19/2025[b]	262,218
	Calpine Corporation, Term Loan
357,532	4.610%, (LIBOR 3M + 2.500%), 1/15/2024[b]	357,189
	CONSOL Energy, Inc., Term Loan
288,550	6.290%, (LIBOR 1M + 4.500%), 9/28/2024[b,c]	265,466
	Consolidated Energy Finance SA, Term Loan
202,437	4.547%, (LIBOR 3M + 2.500%), 5/7/2025[b,c]	195,352
	Fieldwood Energy, LLC, Term Loan
290,000	7.177%, (LIBOR 3M + 5.250%), 4/11/2022[b]	231,710
	HFOTCO, LLC, Term Loan
765,313	4.540%, (LIBOR 1M + 2.750%), 6/26/2025[b,c]	764,356
	McDermott Technology (Americas), Inc., Term Loan
576,225	7.104%, (LIBOR 3M + 5.000%), 5/10/2025[b]	345,159
	Radiate Holdco, LLC, Term Loan
962,720	4.786%, (LIBOR 1M + 3.000%), 2/1/2024[b]	952,159

	Total	3,373,609

Financials (0.2%)
	Avolon TLB Borrower 1 US, LLC, Term Loan
398,453	3.596%, (LIBOR 1M + 1.750%), 1/15/2025[b]	399,848
	Blackstone CQP Holdco, LP, Term Loan
239,400	5.656%, (LIBOR 3M + 3.500%), 9/30/2024[b]	238,055

The accompanying Notes to Financial Statements are an integral part of this schedule.

78

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (1.5%)[a]	Value
Financials (0.2%) - continued
	Digicel International Finance, Ltd., Term Loan
$737,760	5.340%, (LIBOR 3M + 3.250%), 5/27/2024[b]	$625,518
	DTZ U.S. Borrower, LLC, Term Loan
495,000	5.036%, (LIBOR 1M + 3.250%), 8/21/2025[b]	495,411
	Genworth Holdings, Inc., Term Loan
103,425	6.323%, (LIBOR 1M + 4.500%), 3/7/2023[b,c]	103,166
	GGP Nimbus, LLC, Term Loan
564,300	4.286%, (LIBOR 1M + 2.500%), 8/24/2025[b]	554,780
	Harland Clarke Holdings Corporation, Term Loan
576,575	6.854%, (LIBOR 3M + 4.750%), 11/3/2023[b]	447,566
	MoneyGram International, Inc., Term Loan
269,378	7.786%, (LIBOR 1M + 6.000%), 6/30/2023[b,c]	241,093
	Sable International Finance, Ltd., Term Loan
879,040	5.036%, (LIBOR 1M + 3.250%), 1/31/2026[b]	881,114
	Trans Union, LLC, Term Loan
322,472	3.800%, (LIBOR 1M + 2.000%), 4/9/2023[b]	322,908
	Tronox Finance, LLC, Term Loan
539,712	4.660%, (LIBOR 3M + 2.750%), 9/22/2024[b]	534,385

	Total	4,843,844

Technology (0.1%)
	Clear Channel Outdoor Holdings, Inc., Term Loan
375,000	5.286%, (LIBOR 1M + 3.500%), 8/21/2026[b]	375,604
	Prime Security Services Borrower, LLC, Term Loan
1,200,000	5.247%, (LIBOR 1M + 3.250%), 9/23/2026[b]	1,157,568
	Rackspace Hosting, Inc., Term Loan
1,003,306	5.287%, (LIBOR 2M + 3.000%), 11/3/2023[b]	890,745
	SS&C Technologies Holdings Europe SARL, Term Loan
117,886	4.036%, (LIBOR 1M + 2.250%), 4/16/2025[b]	118,083
	SS&C Technologies, Inc., Term Loan
180,592	4.036%, (LIBOR 1M + 2.250%), 4/16/2025[b]	180,894
148,483	4.036%, (LIBOR 1M + 2.250%), 4/16/2025[b]	148,836

	Total	2,871,730

Utilities (<0.1%)
	Core and Main, LP, Term Loan
309,487	4.808%, (LIBOR 3M + 2.750%), 8/1/2024[b]	302,137
	EnergySolutions, LLC, Term Loan
241,938	5.854%, (LIBOR 3M + 3.750%), 5/11/2025[b]	225,607

	Total	527,744

	Total Bank Loans (cost $40,545,386)	39,036,939

Shares	Registered Investment Companies (42.4%)	Value
Unaffiliated (0.7%)
3,806	Consumer Discretionary Select Sector SPDR Fund	459,955
30,500	Invesco Senior Loan ETF	683,505
4,546	iShares Russell 2000 Value Index Fund	556,385
6,886	Materials Select Sector SPDR Fund	400,696
2,530	ProShares Ultra S&P 500[g]	337,983
34,568	SPDR S&P 500 ETF Trust	10,485,512
11,643	SPDR S&P Biotech ETF[g]	950,418
24,091	SPDR S&P Metals & Mining ETF[g]	633,834
10,871	VanEck Vectors Oil Services ETF	120,994
33,947	Vanguard Real Estate ETF	3,201,202

	Total	17,830,484

Affiliated (41.7%)
5,264,063	Thrivent Core Emerging Markets Debt Fund	51,745,739
2,280,830	Thrivent Core International Equity Fund	22,078,432
6,582,687	Thrivent Core Low Volatility Equity Fund	79,650,509
2,008,138	Thrivent Global Stock Fund, Class S	53,135,340
8,337,922	Thrivent High Yield Fund, Class S	39,438,371
12,932,423	Thrivent Income Fund, Class S	123,504,637
12,859,684	Thrivent International Allocation Fund, Class S	131,554,564
13,788,861	Thrivent Large Cap Growth Fund, Class S	176,773,201
8,764,026	Thrivent Large Cap Value Fund, Class S	198,943,393
5,322,439	Thrivent Limited Maturity Bond Fund, Class S	66,636,940
4,135,053	Thrivent Mid Cap Stock Fund, Class S	112,059,925
1,180,583	Thrivent Small Cap Stock Fund, Class S	28,853,460

	Total	1,084,374,511

	Total Registered Investment Companies (cost $833,918,532)	1,102,204,995

Principal Amount	Long-Term Fixed Income (30.8%)	Value
Asset-Backed Securities (1.0%)
	Access Group, Inc.
67,663	2.323%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,h	66,661
	Aimco
800,000	3.618%, (LIBOR 3M + 1.320%), 7/22/2032, Ser. 2019-10A, Class Ab,h	798,556

The accompanying Notes to Financial Statements are an integral part of this schedule.

79

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (30.8%)	Value
Asset-Backed Securities (1.0%) - continued
	Ares CLO, Ltd.
$1,000,000	3.402%, (LIBOR 3M + 1.400%), 10/17/2030, Ser. 2018-28RA, Class A2[b,h]	$987,601
	Benefit Street Partners CLO IV, Ltd.
1,300,000	3.216%, (LIBOR 3M + 1.250%), 1/20/2029, Ser. 2014-IVA, Class A1RRb,h	1,298,726
800,000	3.716%, (LIBOR 3M + 1.750%), 1/20/2029, Ser. 2014-IVA, Class A2RRb,h	798,548
	Betony CLO, Ltd.
940,000	3.016%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1[b,h]	929,527
	Buttermilk Park CLO, Ltd.
1,750,000	3.401%, (LIBOR 3M + 1.400%), 10/15/2031, Ser. 2018-1A, Class A2[b,h]	1,728,207
	Carlyle Global Market Strategies CLO, Ltd.
1,150,000	3.451%, (LIBOR 3M + 1.450%), 7/15/2031, Ser. 2014-5A, Class A2RRb,h	1,135,985
	Carvana Auto Receivables Trust
250,000	2.340%, 6/15/2023, Ser. 2019-3A, Class A3[h]	250,905
	Colony American Finance Trust
1,289,573	2.835%, 6/15/2052, Ser. 2019-2, Class Ah	1,311,986
	Commonbond Student Loan Trust
151,484	2.323%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,h]	148,088
	Deephaven Residential Mortgage Trust
821,238	4.080%, 10/25/2058, Ser. 2018-4A, Class A1[b,h]	830,466
	Dryden Senior Loan Fund
950,000	3.403%, (LIBOR 3M + 1.400%), 7/18/2030, Ser. 2018-65A, Class A2[b,h]	935,826
	Earnest Student Loan Program, LLC
252,681	3.020%, 5/25/2034, Ser. 2016-B, Class A2[h]	253,174
	Edlinc Student Loan Funding Trust
7,335	4.950%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class ATb,h	7,343
	Galaxy XX CLO, Ltd.
650,000	2.966%, (LIBOR 3M + 1.000%), 4/20/2031, Ser. 2015-20A, Class ARb,h	642,821
	Golub Capital Partners, Ltd.
890,000	3.116%, (LIBOR 3M + 1.150%), 10/20/2028, Ser. 2018-39A, Class A1[b,h]	889,539
769,000	3.166%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-23A, Class ARb,h	763,207
	Harley Marine Financing, LLC
2,213,336	5.682%, 5/15/2043, Ser. 2018-1A, Class A2[h]	1,958,803
	Home Partners of America Trust
1,489,478	2.908%, 9/17/2039, Ser. 2019-1, Class Ah	1,519,267
1,500,000	2.703%, 10/19/2039, Ser. 2019-2, Class Ah	1,498,360
	Madison Park Funding XIV, Ltd.
600,000	3.353%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RRb,h	592,501
	Magnetite XII, Ltd.
650,000	3.101%, (LIBOR 3M + 1.100%), 10/15/2031, Ser. 2015-12A, Class ARR[b,h]	646,737
	Mountain View CLO, Ltd.
475,000	3.121%, (LIBOR 3M + 1.120%), 7/15/2031, Ser. 2015-9A, Class A1Rb,h	468,618
	National Collegiate Trust
515,986	2.118%, (LIBOR 1M + 0.295%), 5/25/2031, Ser. 2007-A, Class Ab,h	500,585
	Neuberger Berman CLO XIV, Ltd.
850,000	3.186%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class ARb,h	848,771
	Neuberger Berman CLO, Ltd.
180,000	3.133%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class ARb,h	179,864
	Octagon Investment Partners XVI, Ltd.
200,000	3.402%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2Rb,h	196,419
	OZLM VIII, Ltd.
210,000	3.172%, (LIBOR 3M + 1.170%), 10/17/2029, Ser. 2014-8A, Class A1RRb,h	209,292
	Palmer Square Loan Funding, Ltd.
550,000	3.616%, (LIBOR 3M + 1.650%), 4/20/2027, Ser. 2019-1A, Class A2[b,h]	547,666
	PPM CLO 3, Ltd.
500,000	3.402%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2019-3A, Class Ab,h	498,131
	Shackleton CLO, Ltd.
450,000	3.171%, (LIBOR 3M + 1.170%), 7/15/2031, Ser. 2015-7RA, Class A1[b,h]	446,351
	SLM Student Loan Trust
165,138	2.223%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	160,619
	SoFi Professional Loan Program, LLC
91,208	2.420%, 3/25/2030, Ser. 2015-A, Class A2[h]	91,247
	TCW GEM II, Ltd.
900,000	3.908%, (LIBOR 3M + 1.750%), 2/15/2029, Ser. 2019-1A, Class AJb,h	900,260

The accompanying Notes to Financial Statements are an integral part of this schedule.

80

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (30.8%)	Value
Asset-Backed Securities (1.0%) - continued
	Voya CLO, Ltd.
$500,000	3.227%, (LIBOR 3M + 1.200%), 10/15/2030, Ser. 2012-4A, Class A1ARb,c,f,h	$500,000

	Total	25,540,657

Basic Materials (0.3%)
	Anglo American Capital plc
300,000	4.875%, 5/14/2025[h]	325,738
	ArcelorMittal SA
349,000	6.125%, 6/1/2025	397,176
	CF Industries, Inc.
225,000	3.450%, 6/1/2023	228,375
	Dow Chemical Company
325,000	4.800%, 11/30/2028[g,h]	370,064
	DowDuPont, Inc.
600,000	4.493%, 11/15/2025	664,090
	First Quantum Minerals, Ltd.
560,000	7.500%, 4/1/2025[h]	560,700
	Glencore Funding, LLC
152,000	4.125%, 5/30/2023[h]	159,146
200,000	4.000%, 3/27/2027[h]	207,438
	International Paper Company
390,000	4.350%, 8/15/2048	404,258
	Kinross Gold Corporation
154,000	5.950%, 3/15/2024	170,216
460,000	4.500%, 7/15/2027	487,508
	Krayton Polymers, LLC
270,000	7.000%, 4/15/2025[h]	274,050
	Novelis Corporation
575,000	5.875%, 9/30/2026[h]	603,808
	Olin Corporation
560,000	5.125%, 9/15/2027	576,156
	Peabody Securities Finance Corporation
465,000	6.375%, 3/31/2025[h]	384,788
	Sherwin-Williams Company
153,000	3.125%, 6/1/2024	158,736
	Syngenta Finance NV
475,000	3.933%, 4/23/2021[h]	483,038
	Teck Resources, Ltd.
581,000	6.125%, 10/1/2035	653,191
	Tronox Finance plc
310,000	5.750%, 10/1/2025[h]	292,175
	Vale Overseas, Ltd.
85,000	4.375%, 1/11/2022	88,485
225,000	6.250%, 8/10/2026	262,170
132,000	6.875%, 11/21/2036	167,297
	Westlake Chemical Corporation
304,000	3.600%, 8/15/2026	315,440
	WestRock Company
245,000	3.750%, 3/15/2025	257,940

	Total	8,491,983

Capital Goods (0.6%)
	AECOM
540,000	5.125%, 3/15/2027	569,538
	Amsted Industries, Inc.
390,000	5.625%, 7/1/2027[h]	411,450
	Ardagh Packaging Finance plc
480,000	6.000%, 2/15/2025[h]	504,000
	Boeing Company
375,000	3.850%, 11/1/2048	406,118
	Bombardier, Inc.
800,000	7.500%, 3/15/2025[h]	765,000
	Building Materials Corporation of America
460,000	6.000%, 10/15/2025[h]	483,000
	Cemex SAB de CV
510,000	6.125%, 5/5/2025[h]	528,487
	Cintas Corporation No. 2
230,000	3.700%, 4/1/2027	251,521
	CNH Industrial Capital, LLC
336,000	4.875%, 4/1/2021	346,849
	CNH Industrial NV
210,000	3.850%, 11/15/2027	218,765
	Covanta Holding Corporation
270,000	6.000%, 1/1/2027	282,150
	Crown Cork & Seal Company, Inc.
450,000	7.375%, 12/15/2026	540,000
	H&E Equipment Services, Inc.
345,000	5.625%, 9/1/2025	362,681
	Ingersoll-Rand Luxembourg Finance SA
625,000	3.500%, 3/21/2026	655,719
	L3Harris Technologies, Inc.
507,000	3.950%, 5/28/2024[h]	540,769
	Lockheed Martin Corporation
312,000	3.600%, 3/1/2035	338,697
304,000	4.500%, 5/15/2036	362,593
78,000	6.150%, 9/1/2036	108,250
	Northrop Grumman Corporation
550,000	3.850%, 4/15/2045	602,469
	Owens-Brockway Glass Container, Inc.
675,000	5.000%, 1/15/2022[h]	696,937
	Republic Services, Inc.
235,000	2.900%, 7/1/2026	241,324
	Reynolds Group Issuer, Inc.
570,000	5.125%, 7/15/2023[h]	584,792
	Rockwell Collins, Inc.
580,000	2.800%, 3/15/2022	590,934
	Roper Technologies, Inc.
228,000	2.800%, 12/15/2021	231,607
130,000	3.650%, 9/15/2023	136,879
192,000	4.200%, 9/15/2028	212,915
	Siemens Financieringsmaatschappij NV
636,000	4.200%, 3/16/2047[h]	755,203
	Textron, Inc.
510,000	3.375%, 3/1/2028	529,187
	United Rentals North America, Inc.
435,000	5.500%, 7/15/2025	451,835
110,000	4.625%, 10/15/2025	112,338
200,000	5.875%, 9/15/2026	212,250
	United Technologies Corporation
700,000	4.450%, 11/16/2038	837,198
400,000	3.750%, 11/1/2046	441,670

The accompanying Notes to Financial Statements are an integral part of this schedule.

81

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (30.8%)	Value
Capital Goods (0.6%) - continued
$390,000	4.050%, 5/4/2047	$448,368

	Total	14,761,493

Collateralized Mortgage Obligations (1.3%)
	Ajax Mortgage Loan Trust
1,016,530	4.360%, 9/25/2065, Ser. 2018-C, Class Ab,h	1,032,667
	Alternative Loan Trust
170,274	6.000%, 8/1/2036, Ser. 2006-24CB, Class A9	142,285
	Angel Oak Mortgage Trust I, LLC
81,604	3.500%, 7/25/2046, Ser. 2016-1, Class A1[h]	81,933
1,604,471	3.674%, 7/27/2048, Ser. 2018-2, Class A1[b,h]	1,621,424
577,376	3.628%, 3/25/2049, Ser. 2019-2, Class A1[b,h]	583,659
	Bellemeade Re 2018-1, Ltd.
399,267	3.423%, (LIBOR 1M + 1.600%), 4/25/2028, Ser. 2018-1A, Class M1Bb,h	399,690
	Bellemeade Re, Ltd.
1,000,000	2.923%, (LIBOR 1M + 1.100%), 7/25/2029, Ser. 2019-3A, Class M1Ab,h	1,000,678
	BRAVO Residential Funding Trust
720,327	3.500%, 3/25/2058, Ser. 2019-1, Class A1Ch	731,547
	CHL Mortgage Pass-Through Trust
2,464,005	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	2,083,544
	CIM Trust
1,559,160	5.000%, 12/25/2057, Ser. 2018-R3, Class A1[b,h]	1,636,709
	Citicorp Mortgage Securities, Inc.
1,030,653	6.000%, 7/25/2037, Ser. 2007-6, Class 1A4	1,016,148
	Citigroup Mortgage Loan Trust, Inc.
216,427	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	220,893
	COLT Funding, LLC
245,711	3.470%, 7/27/2048, Ser. 2018-2, Class A1[b,h]	246,749
	Countrywide Alternative Loan Trust
216,368	3.522%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	207,151
337,664	6.000%, 4/25/2036, Ser. 2006-4CB, Class 1A1	271,051
134,805	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	134,563
750,530	7.000%, 10/25/2037, Ser. 2007-24, Class A10	449,470
	Countrywide Home Loans, Inc.
253,724	5.750%, 4/25/2037, Ser. 2007-3, Class A27	206,038
	Credit Suisse Mortgage Trust
1,338,147	3.850%, 9/25/2057, Ser. 2018-RPL9, Class A1[b,h]	1,396,836
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
147,979	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	133,776
	Ellington Financial Mortgage Trust
649,381	4.140%, 10/25/2058, Ser. 2018-1, Class A1FXb,h	659,139
	Federal Home Loan Mortgage Corporation
700,654	4.000%, 7/15/2031, Ser. 4104, Class KIi	47,558
	Federal Home Loan Mortgage Corporation - REMIC
3,575,000	3.859%, 11/25/2028, Ser. K086, Class A2[b,j]	4,034,781
547,738	3.000%, 2/15/2033, Ser. 4170, Class IGi	57,452
1,581,229	3.000%, 3/15/2033, Ser. 4180, Class PIi	163,283
	Federal National Mortgage Association - REMIC
2,630,135	3.000%, 12/25/2027, Ser. 2012-137, Class AIi	190,324
	FWD Securitization Trust
2,346,354	2.810%, 6/25/2049, Ser. 2019-INV1, Class A1[b,h]	2,353,403
	Galton Funding Mortgage Trust
880,792	2017-1 4.500%, 10/25/2058, Ser. 2018-2, Class A41[b,h]	900,878
	GCAT Trust
183,643	2.985%, 2/25/2059, Ser. 2019-NQM1, Class A1[h,k]	184,560
	GS Mortgage-Backed Securities Trust
1,333,155	2.625%, 1/25/2059, Ser. 2019-SL1, Class A1[b,h]	1,327,564
	J.P. Morgan Mortgage Trust
112,479	4.512%, 6/25/2036, Ser. 2006-A4, Class 1A2[b]	101,192
	MASTR Alternative Loans Trust
389,560	2.273%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	128,977
	Merrill Lynch Alternative Note Asset Trust
193,923	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	143,042
	Preston Ridge Partners Mortgage Trust, LLC
733,519	4.500%, 1/25/2024, Ser. 2019-1A, Class A1[h,k]	737,485
	Pretium Mortgage Credit Partners, LLC
377,822	4.213%, 7/25/2060, Ser. 2019-NPL1, Class A1[h,k]	380,976
	RCO 2017-INV1 Trust
546,841	3.197%, 11/25/2052, Ser. 2017-INV1, Class Ab,h	545,326
	RCO Mortgage, LLC
1,093,771	4.270%, 12/26/2053, Ser. 2018-VFS1, Class A1[b,h]	1,115,641
	Residential Accredit Loans, Inc. Trust
374,430	6.000%, 8/25/2035, Ser. 2005-QS10, Class 2A	377,034
	Toorak Mortgage Corporation
400,000	4.458%, 3/25/2022, Ser. 2019-1, Class A1[h,k]	407,022
3,000,000	3.721%, 9/25/2022, Ser. 2019-2, Class A1	3,009,397

The accompanying Notes to Financial Statements are an integral part of this schedule.

82

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (30.8%)	Value
Collateralized Mortgage Obligations (1.3%) - continued
	Verus Securitization Trust
$221,119	2.853%, 1/25/2047, Ser. 2017-1A, Class A1[b,h]	$221,208
312,894	2.485%, 7/25/2047, Ser. 2017-2A, Class A1[b,h]	311,604
273,210	3.836%, 2/25/2059, Ser. 2019-1, Class A1[b,h]	276,602
172,656	3.211%, 4/25/2059, Ser. 2019-2, Class A1[b,h]	174,057
345,313	3.345%, 4/25/2059, Ser. 2019-2, Class A2[b,h]	348,107
1,147,396	2.913%, 7/25/2059, Ser. 2019-INV2, Class A1[b,h]	1,155,127
	WaMu Mortgage Pass Through Certificates
52,475	3.720%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	50,790
208,746	3.869%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	205,995

	Total	33,205,335

Commercial Mortgage-Backed Securities (1.2%)
	Benchmark 2019-B13 Mortgage Trust
1,250,000	2.952%, 8/15/2057, Ser. 2019-B13, Class A4	1,301,987
	CSAIL Commercial Mortgage Trust
1,300,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	1,376,599
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
2,650,000	3.780%, 10/25/2028, Ser. K084, Class A2[b,j]	2,971,321
2,250,000	3.505%, 3/25/2029, Ser. K091, Class A2[j]	2,499,415
851,819	3.000%, 3/15/2045, Ser. 4741, Class GA	876,625
	Federal National Mortgage Association
2,750,000	3.410%, 5/1/2028	2,925,778
1,300,000	3.640%, 6/1/2028	1,396,920
350,000	3.710%, 7/1/2028	373,795
4,798,087	4.500%, 5/1/2048	5,057,420
	Federal National Mortgage Association - ACES
800,000	2.569%, 12/25/2026, Ser. 2017-M3, Class A2[b]	820,723
600,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	632,950
2,225,000	3.639%, 8/25/2030, Ser. 2018-M12, Class A2[b]	2,480,248
	Federal National Mortgage Association Grantor Trust
1,572,315	2.898%, 6/25/2027, Ser. 2017-T1, Class Aj	1,638,331
	GS Mortgage Securities Trust
775,930	3.801%, 1/10/2047, Ser. 2014-GC18, Class A3	824,024
1,200,000	3.666%, 9/10/2047, Ser. 2014-GC24, Class A4	1,278,629
1,400,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	1,474,249
	UBS Commercial Mortgage Trust
950,000	2.921%, 10/15/2052, Ser. 2019-C17, Class A4	976,094
1,350,000	4.241%, 6/15/2051, Ser. 2018-C11, Class A5[b]	1,527,441
	Wells Fargo Commercial Mortgage Trust
500,000	3.617%, 9/15/2057, Ser. 2015-NXS3, Class A4	535,967

	Total	30,968,516

Communications Services (1.0%)
	AMC Networks, Inc.
550,000	5.000%, 4/1/2024	560,208
	AT&T, Inc.
725,000	4.350%, 3/1/2029	802,976
235,000	4.300%, 2/15/2030	258,699
315,000	5.250%, 3/1/2037	370,746
300,000	4.900%, 8/15/2037	341,314
228,000	6.350%, 3/15/2040	295,745
285,000	5.550%, 8/15/2041	343,254
152,000	4.750%, 5/15/2046	168,619
540,000	5.450%, 3/1/2047	651,972
	British Sky Broadcasting Group plc
315,000	3.125%, 11/26/2022[h]	325,353
	British Telecommunications plc
625,000	4.500%, 12/4/2023	675,116
	CCO Holdings, LLC
600,000	5.875%, 4/1/2024[h]	625,500
275,000	5.500%, 5/1/2026[h]	289,781
260,000	5.125%, 5/1/2027[h]	273,975
	CCOH Safari, LLC
200,000	5.750%, 2/15/2026[h]	211,200
	Charter Communications Operating, LLC
129,000	6.834%, 10/23/2055	164,305
300,000	4.500%, 2/1/2024	322,682
430,000	4.200%, 3/15/2028	456,543
1,075,000	6.484%, 10/23/2045	1,321,007
	Comcast Corporation
575,000	4.950%, 10/15/2058	741,983
370,000	4.049%, 11/1/2052	410,590
250,000	2.750%, 3/1/2023	256,723
355,000	3.950%, 10/15/2025	389,911
575,000	4.250%, 10/15/2030	662,637
130,000	4.400%, 8/15/2035	150,930
410,000	4.750%, 3/1/2044	498,312
250,000	4.600%, 8/15/2045	299,356
	Cox Communications, Inc.
420,000	3.350%, 9/15/2026[h]	439,099
156,000	4.600%, 8/15/2047[h]	170,610
	Crown Castle International Corporation
358,000	3.400%, 2/15/2021	363,946
234,000	5.250%, 1/15/2023	255,619
312,000	3.200%, 9/1/2024	323,918
	CSC Holdings, LLC
90,000	5.500%, 5/15/2026[h]	94,837
	Discovery Communications, LLC
390,000	4.900%, 3/11/2026	435,571

The accompanying Notes to Financial Statements are an integral part of this schedule.

83

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (30.8%)	Value
Communications Services (1.0%) - continued
	Embarq Corporation
$270,000	7.995%, 6/1/2036	$267,300
	Frontier Communications Corporation
430,000	8.000%, 4/1/2027[h]	451,500
	Gray Television, Inc.
475,000	5.875%, 7/15/2026[h]	499,353
	LCPR Senior Secured Financing DAC
335,000	6.750%, 10/15/2027[h]	342,956
	Level 3 Communications, Inc.
595,000	5.375%, 1/15/2024	606,156
	Level 3 Financing, Inc.
205,000	5.375%, 5/1/2025	211,919
	Moody’s Corporation
209,000	2.750%, 12/15/2021	212,251
	Neptune Finco Corporation
499,000	10.875%, 10/15/2025[h]	563,101
	Netflix, Inc.
590,000	4.875%, 4/15/2028	609,641
	Nexstar Escrow Corporation
431,000	5.625%, 8/1/2024[h]	449,697
	Omnicom Group, Inc.
156,000	3.600%, 4/15/2026	164,713
	Sirius XM Radio, Inc.
540,000	5.000%, 8/1/2027[h]	567,675
	Sprint Communications, Inc.
390,000	6.000%, 11/15/2022	412,425
	Sprint Corporation
665,000	7.625%, 2/15/2025	730,669
	Telefonica Emisiones SAU
475,000	4.570%, 4/27/2023	513,547
	Time Warner Entertainment Company, LP
379,000	8.375%, 3/15/2023	451,390
	T-Mobile USA, Inc.
820,000	4.500%, 2/1/2026	845,625
	Verizon Communications, Inc.
78,000	5.150%, 9/15/2023	87,136
298,000	3.376%, 2/15/2025	316,306
170,000	3.258%, (LIBOR 3M + 1.100%), 5/15/2025[b]	172,922
242,000	4.272%, 1/15/2036	273,233
624,000	4.862%, 8/21/2046	772,827
543,000	4.522%, 9/15/2048	646,125
	Viacom, Inc.
160,000	4.250%, 9/1/2023	170,020
228,000	5.850%, 9/1/2043	278,932
	Vodafone Group plc
400,000	4.875%, 6/19/2049	449,238
	Walt Disney Company
720,000	6.400%, 12/15/2035[h]	1,035,585

	Total	26,055,279

Consumer Cyclical (0.9%)
	Allison Transmission, Inc.
550,000	5.000%, 10/1/2024[h]	563,750
	Amazon.com, Inc.
390,000	3.875%, 8/22/2037	443,152
234,000	4.050%, 8/22/2047	278,132
	American Honda Finance Corporation
45,000	2.000%, 2/14/2020	45,010
400,000	2.150%, 9/10/2024	402,138
	Brookfield Property REIT, Inc.
260,000	5.750%, 5/15/2026[h]	271,050
	Brookfield Residential Properties, Inc.
560,000	6.250%, 9/15/2027[h]	571,200
	Cinemark USA, Inc.
575,000	4.875%, 6/1/2023	583,625
	D.R. Horton, Inc.
365,000	2.550%, 12/1/2020	366,267
	Daimler Finance North America, LLC
175,000	2.837%, (LIBOR 3M + 0.550%), 5/4/2021[b,h]	175,047
	Ford Motor Credit Company, LLC
114,000	3.200%, 1/15/2021	114,448
650,000	5.596%, 1/7/2022	685,138
115,000	3.374%, (LIBOR 3M + 1.270%), 3/28/2022[b]	113,552
600,000	2.979%, 8/3/2022	597,201
400,000	4.063%, 11/1/2024	402,088
	General Motors Company
560,000	3.034%, (LIBOR 3M + 0.900%), 9/10/2021[b]	560,287
700,000	5.000%, 10/1/2028	752,060
	General Motors Financial Company, Inc.
152,000	4.200%, 3/1/2021	155,480
210,000	2.862%, (LIBOR 3M + 0.850%), 4/9/2021[b]	210,147
400,000	3.150%, 6/30/2022	406,264
152,000	3.950%, 4/13/2024	157,348
360,000	4.300%, 7/13/2025	375,882
	Hanesbrands, Inc.
400,000	4.875%, 5/15/2026[h]	423,000
	Hilton Domestic Operating Company, Inc.
530,000	4.875%, 1/15/2030[h]	563,125
	Home Depot, Inc.
375,000	5.400%, 9/15/2040	499,340
228,000	4.250%, 4/1/2046	273,282
390,000	3.900%, 6/15/2047	449,414
	Hyundai Capital America
550,000	3.000%, 6/20/2022[h]	555,698
	L Brands, Inc.
270,000	5.625%, 2/15/2022	284,175
270,000	6.694%, 1/15/2027	265,950
	Landry’s, Inc.
480,000	6.750%, 10/15/2024[h]	494,448
	Lear Corporation
294,000	5.250%, 1/15/2025	303,149
	Lennar Corporation
350,000	4.125%, 1/15/2022	359,625
620,000	4.875%, 12/15/2023	663,400
200,000	4.500%, 4/30/2024	211,500
	Live Nation Entertainment, Inc.
250,000	5.625%, 3/15/2026[h]	266,250
325,000	4.750%, 10/15/2027[h]	338,845
	Macy’s Retail Holdings, Inc.
580,000	2.875%, 2/15/2023	576,124

The accompanying Notes to Financial Statements are an integral part of this schedule.

84

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (30.8%)	Value
Consumer Cyclical (0.9%) - continued
	Mastercard, Inc.
$275,000	3.950%, 2/26/2048	$324,968
	Mattamy Group Corporation
430,000	6.500%, 10/1/2025[h]	454,725
	McDonald’s Corporation
125,000	2.750%, 12/9/2020	126,151
470,000	4.450%, 3/1/2047	542,268
	MGM Resorts International
540,000	6.000%, 3/15/2023	595,523
	Navistar International Corporation
555,000	6.625%, 11/1/2025[h]	566,100
	New Red Finance, Inc.
485,000	4.250%, 5/15/2024[h]	497,731
	Prime Security Services Borrower, LLC
550,000	5.750%, 4/15/2026[h]	564,094
	Ryman Hospitality Properties, Inc.
290,000	4.750%, 10/15/2027[h]	299,816
	Scientific Games International, Inc.
270,000	5.000%, 10/15/2025[h]	278,100
	ServiceMaster Company, LLC
550,000	5.125%, 11/15/2024[h]	569,937
	Six Flags Entertainment Corporation
550,000	4.875%, 7/31/2024[h]	567,875
	Viking Cruises, Ltd.
380,000	5.875%, 9/15/2027[h]	403,750
	Volkswagen Group of America Finance, LLC
725,000	4.250%, 11/13/2023[h]	776,913
	Walmart, Inc.
425,000	3.250%, 7/8/2029	459,884
	Yum! Brands, Inc.
410,000	5.000%, 6/1/2024[h]	425,375
140,000	4.750%, 1/15/2030[h]	146,825

	Total	22,356,626

Consumer Non-Cyclical (1.4%)
	Abbott Laboratories
390,000	2.900%, 11/30/2021	397,900
133,000	3.400%, 11/30/2023	140,261
133,000	3.750%, 11/30/2026	145,721
643,000	4.750%, 11/30/2036	790,996
	AbbVie, Inc.
415,000	2.500%, 5/14/2020	416,206
390,000	3.600%, 5/14/2025	408,487
175,000	4.700%, 5/14/2045	187,069
	Albertson’s Companies, LLC
560,000	7.500%, 3/15/2026[h]	622,300
	Allergan, Inc.
400,000	2.800%, 3/15/2023	404,213
	Altria Group, Inc.
400,000	4.400%, 2/14/2026	431,437
1,225,000	5.800%, 2/14/2039	1,408,839
	Amgen, Inc.
266,000	2.200%, 5/11/2020	266,494
150,000	3.125%, 5/1/2025	156,459
	Anheuser-Busch Companies, LLC
800,000	3.650%, 2/1/2026	858,168
608,000	4.700%, 2/1/2036	700,453
	Anheuser-Busch InBev Worldwide, Inc.
950,000	4.750%, 4/15/2058	1,110,635
495,000	4.375%, 4/15/2038	552,561
195,000	4.600%, 4/15/2048	223,758
	Anthem, Inc.
390,000	4.625%, 5/15/2042	429,712
	B&G Foods, Inc.
410,000	5.250%, 9/15/2027	408,975
	BAT Capital Corporation
234,000	3.222%, 8/15/2024	237,717
312,000	4.540%, 8/15/2047	301,496
	Bausch Health Companies, Inc.
250,000	7.000%, 1/15/2028[h]	269,688
	Baxalta, Inc.
201,000	4.000%, 6/23/2025	216,182
	Becton, Dickinson and Company
341,000	3.734%, 12/15/2024	364,397
650,000	3.700%, 6/6/2027	698,843
234,000	4.669%, 6/6/2047	280,527
	Boston Scientific Corporation
375,000	4.000%, 3/1/2028	418,026
228,000	7.375%, 1/15/2040	347,263
	Bunge, Ltd. Finance Corporation
114,000	3.500%, 11/24/2020	115,439
	Cargill, Inc.
400,000	3.250%, 5/23/2029[h]	428,917
	Celgene Corporation
630,000	2.875%, 8/15/2020	633,979
	Centene Corporation
550,000	4.750%, 1/15/2025	568,981
	Cigna Corporation
90,000	2.891%, (LIBOR 3M + 0.890%), 7/15/2023[b]	90,331
490,000	4.125%, 11/15/2025	530,777
285,000	3.050%, 10/15/2027	287,604
605,000	4.800%, 8/15/2038	686,838
	Clorox Company
505,000	3.100%, 10/1/2027	529,935
	Conagra Brands, Inc.
300,000	3.800%, 10/22/2021	309,702
380,000	4.300%, 5/1/2024	407,735
	Constellation Brands, Inc.
360,000	3.600%, 2/15/2028	380,414
	CVS Health Corporation
180,000	3.700%, 3/9/2023	187,685
75,000	4.000%, 12/5/2023	79,566
465,000	4.100%, 3/25/2025	499,830
935,000	4.875%, 7/20/2035	1,053,329
610,000	4.780%, 3/25/2038	677,336
265,000	5.050%, 3/25/2048	303,561
	EMD Finance, LLC
344,000	2.950%, 3/19/2022[h]	349,391
	Energizer Holdings, Inc.
540,000	5.500%, 6/15/2025[h]	560,250
	Express Scripts Holding Company
690,000	4.800%, 7/15/2046	768,911
	HCA, Inc.
780,000	5.375%, 2/1/2025	857,025
	Imperial Brands Finance plc
400,000	3.875%, 7/26/2029[h]	400,651

The accompanying Notes to Financial Statements are an integral part of this schedule.

85

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (30.8%)	Value
Consumer Non-Cyclical (1.4%) - continued
	JBS USA
$570,000	5.500%, 1/15/2030[h]	$614,175
	JBS USA, LLC
55,000	5.750%, 6/15/2025[h]	57,131
	Keurig Dr Pepper, Inc.
450,000	3.551%, 5/25/2021	460,380
	Kimberly-Clark Corporation
390,000	3.900%, 5/4/2047	445,788
	Kraft Foods Group, Inc.
312,000	5.000%, 6/4/2042	323,897
	Kraft Heinz Foods Company
650,000	3.375%, 6/15/2021	661,493
400,000	4.875%, 10/1/2049[h]	412,293
	Kroger Company
200,000	2.800%, 8/1/2022	203,855
	Medtronic, Inc.
848,000	4.375%, 3/15/2035	1,011,700
23,000	4.625%, 3/15/2045	29,513
	Merck & Company, Inc.
70,000	3.700%, 2/10/2045	78,505
	Mondelez International Holdings Netherlands BV
335,000	2.000%, 10/28/2021[h]	335,163
	Mylan, Inc.
65,000	3.125%, 1/15/2023[h]	65,825
	Nestle Holdings, Inc.
375,000	3.900%, 9/24/2038[h]	429,509
	Par Pharmaceutical, Inc.
270,000	7.500%, 4/1/2027[h]	256,500
	Perrigo Finance Unlimited Company
355,000	4.900%, 12/15/2044	332,298
	Post Holdings, Inc.
225,000	5.500%, 3/1/2025[h]	235,710
	Reynolds American, Inc.
481,000	5.700%, 8/15/2035	543,186
	Roche Holdings, Inc.
228,000	4.000%, 11/28/2044[h]	268,444
	Shire Acquisitions Investments Ireland Designated Activity Company
462,000	2.400%, 9/23/2021	464,663
	Simmons Foods, Inc.
545,000	5.750%, 11/1/2024[h]	533,419
	Smithfield Foods, Inc.
365,000	2.700%, 1/31/2020[h]	365,033
275,000	2.650%, 10/3/2021[h]	273,709
	Spectrum Brands, Inc.
520,000	5.750%, 7/15/2025	542,100
	Teleflex, Inc.
570,000	4.625%, 11/15/2027	597,075
	Tenet Healthcare Corporation
140,000	4.625%, 7/15/2024	144,200
400,000	5.125%, 11/1/2027[h]	416,992
	Tyson Foods, Inc.
156,000	3.550%, 6/2/2027	166,900
	UnitedHealth Group, Inc.
420,000	2.950%, 10/15/2027	437,683
685,000	4.625%, 7/15/2035	829,061
	VRX Escrow Corporation
1,085,000	6.125%, 4/15/2025[h]	1,126,366
	Zimmer Biomet Holdings, Inc.
325,000	3.550%, 4/1/2025	343,798
	Zoetis, Inc.
509,000	4.700%, 2/1/2043	608,453

	Total	37,517,787

Energy (1.1%)
	Alliance Resource Operating Partners, LP
470,000	7.500%, 5/1/2025[h]	399,500
	Antero Resources Corporation
475,000	5.125%, 12/1/2022	355,656
	BP Capital Markets America, Inc.
85,000	3.119%, 5/4/2026	89,092
	BP Capital Markets plc
233,000	3.535%, 11/4/2024	248,357
588,000	3.279%, 9/19/2027	620,508
	Canadian Natural Resources, Ltd.
215,000	3.450%, 11/15/2021	220,608
	Canadian Oil Sands, Ltd.
210,000	9.400%, 9/1/2021[h]	233,556
	Cenovus Energy, Inc.
575,000	5.400%, 6/15/2047	643,280
	Cheniere Corpus Christi Holdings, LLC
500,000	7.000%, 6/30/2024	575,040
430,000	5.875%, 3/31/2025	476,801
	Cheniere Energy Partners, LP
595,000	5.625%, 10/1/2026	628,469
	Chesapeake Energy Corporation
260,000	7.000%, 10/1/2024	174,850
	ConocoPhillips
390,000	6.500%, 2/1/2039	570,887
	Continental Resources, Inc.
250,000	4.500%, 4/15/2023	260,310
550,000	4.375%, 1/15/2028	566,740
	Diamondback Energy, Inc.
220,000	4.750%, 11/1/2024	227,425
210,000	5.375%, 5/31/2025	219,450
	El Paso Pipeline Partners Operating Company, LLC
230,000	4.300%, 5/1/2024	246,198
	Enagas SA
820,000	5.500%, 1/15/2028[h]	768,750
	Enbridge Energy Partners, LP
400,000	5.875%, 10/15/2025	465,388
	Enbridge, Inc.
300,000	2.900%, 7/15/2022	306,510
	Energy Transfer Operating, LP
125,000	4.200%, 9/15/2023	132,112
570,000	6.000%, 6/15/2048	659,473
	Energy Transfer Partners, LP
215,000	4.900%, 3/15/2035	224,231
175,000	5.150%, 2/1/2043	178,792
	Eni SPA
560,000	4.000%, 9/12/2023[h]	592,396
	EnLink Midstream Partners, LP
155,000	4.150%, 6/1/2025	139,867
675,000	4.850%, 7/15/2026	617,625
	Enterprise Products Operating, LLC
30,000	5.100%, 2/15/2045	34,986

The accompanying Notes to Financial Statements are an integral part of this schedule.

86

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (30.8%)	Value
Energy (1.1%) - continued
	EQM Midstream Partners LP
$550,000	4.750%, 7/15/2023	$545,729
	EQT Corporation
175,000	4.875%, 11/15/2021	178,614
	Hess Corporation
710,000	3.500%, 7/15/2024	727,864
	Kinder Morgan Energy Partners, LP
230,000	3.500%, 3/1/2021	233,723
380,000	6.500%, 9/1/2039	469,408
	Kinder Morgan, Inc.
440,000	6.500%, 9/15/2020	456,413
	Magellan Midstream Partners, LP
215,000	5.000%, 3/1/2026	242,903
	Marathon Oil Corporation
305,000	6.600%, 10/1/2037	375,841
	Marathon Petroleum Corporation
468,000	4.750%, 12/15/2023	511,627
87,000	6.500%, 3/1/2041	112,341
	MPLX, LP
700,000	4.875%, 12/1/2024	762,543
468,000	4.875%, 6/1/2025	513,184
	Nabors Industries, Inc.
275,000	5.750%, 2/1/2025	204,957
	Newfield Exploration Company
500,000	5.625%, 7/1/2024	547,785
	Noble Energy, Inc.
600,000	5.050%, 11/15/2044	634,231
	Occidental Petroleum Corporation
371,000	4.850%, 3/15/2021	383,522
288,000	3.200%, 8/15/2026	291,559
	Parsley Energy, LLC
420,000	5.625%, 10/15/2027[h]	433,650
	Petrobras Global Finance BV
356,000	5.093%, 1/15/2030[h]	377,538
	Phillips 66
350,000	3.900%, 3/15/2028	379,261
	Pioneer Natural Resources Company
150,000	4.450%, 1/15/2026	164,822
	Plains All American Pipeline, LP
390,000	5.000%, 2/1/2021	400,468
400,000	4.500%, 12/15/2026	419,334
	Precision Drilling Corporation
260,000	7.125%, 1/15/2026[h]	224,900
	Regency Energy Partners, LP
304,000	5.875%, 3/1/2022	325,200
	Sabine Pass Liquefaction, LLC
230,000	6.250%, 3/15/2022	247,877
270,000	5.625%, 4/15/2023	293,775
320,000	5.750%, 5/15/2024	357,866
	Schlumberger Holdings Corporation
540,000	4.000%, 12/21/2025[h]	577,373
	Southwestern Energy Company
545,000	7.500%, 4/1/2026	478,287
	Suncor Energy, Inc.
210,000	3.600%, 12/1/2024	221,923
	Sunoco, LP
305,000	5.500%, 2/15/2026	315,324
290,000	5.875%, 3/15/2028	304,506
	Transocean Guardian, Ltd.
489,500	5.875%, 1/15/2024[h]	489,500
	Viper Energy Partners, LP
130,000	5.375%, 11/1/2027[h]	132,275
	W&T Offshore, Inc.
555,000	9.750%, 11/1/2023[h]	520,313
	Western Gas Partners, LP
312,000	4.000%, 7/1/2022	316,907
	Williams Companies, Inc.
420,000	7.500%, 1/15/2031	550,871
	Williams Partners, LP
190,000	4.000%, 11/15/2021	195,789
115,000	3.600%, 3/15/2022	118,339
195,000	4.500%, 11/15/2023	208,454
320,000	6.300%, 4/15/2040	388,183
	Woodside Finance, Ltd.
420,000	3.650%, 3/5/2025[h]	435,256
165,000	3.700%, 3/15/2028[h]	170,675
	WPX Energy, Inc.
390,000	5.750%, 6/1/2026	391,950

	Total	27,509,717

Financials (2.6%)
	ABN AMRO Bank NV
300,000	4.750%, 7/28/2025[h]	325,020
	ACE INA Holdings, Inc.
225,000	4.350%, 11/3/2045	276,568
	AerCap Ireland Capital, Ltd.
152,000	4.625%, 10/30/2020	155,765
390,000	5.000%, 10/1/2021	409,585
152,000	4.625%, 7/1/2022	160,920
275,000	3.500%, 1/15/2025	284,081
	Aircastle, Ltd.
650,000	5.000%, 4/1/2023	695,871
	Ally Financial, Inc.
600,000	5.750%, 11/20/2025	668,250
	American International Group, Inc.
228,000	4.125%, 2/15/2024	244,944
475,000	3.750%, 7/10/2025	508,175
450,000	3.900%, 4/1/2026	484,090
	AvalonBay Communities, Inc.
175,000	3.500%, 11/15/2025	187,192
	Aviation Capital Group, LLC
500,000	2.875%, 1/20/2022[h]	502,794
	Avolon Holdings Funding, Ltd.
325,000	5.250%, 5/15/2024[h]	354,412
	Banco Santander SA
600,000	3.121%, (LIBOR 3M + 1.120%), 4/12/2023[b]	601,727
	Bank of America Corporation
450,000	3.499%, 5/17/2022[b]	459,499
285,000	3.300%, 1/11/2023	295,401
320,000	2.881%, 4/24/2023[b]	325,683
312,000	4.000%, 4/1/2024	335,366
500,000	4.200%, 8/26/2024	538,765
500,000	4.000%, 1/22/2025	533,808
600,000	3.458%, 3/15/2025[b]	626,651
420,000	3.093%, 10/1/2025[b]	434,234
468,000	4.183%, 11/25/2027	506,947
325,000	3.824%, 1/20/2028[b]	349,985
250,000	3.194%, 7/23/2030[b]	257,727
231,000	5.875%, 2/7/2042	323,590

The accompanying Notes to Financial Statements are an integral part of this schedule.

87

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (30.8%)	Value
Financials (2.6%) - continued
	Bank of Montreal
$310,000	2.461%, (LIBOR 3M + 0.460%), 4/13/2021[b]	$311,327
	Bank of Nova Scotia
615,000	2.406%, (LIBOR 3M + 0.440%), 4/20/2021[b]	616,981
325,000	2.700%, 3/7/2022	330,870
	Barclays Bank plc
78,000	10.179%, 6/12/2021[h]	87,330
	Barclays plc
555,000	3.250%, 1/12/2021	561,023
600,000	4.610%, 2/15/2023[b]	626,779
315,000	3.650%, 3/16/2025	325,906
	Boston Properties, LP
450,000	4.500%, 12/1/2028	514,698
	BPCE SA
588,000	3.500%, 10/23/2027[h]	611,506
	Camden Property Trust
500,000	3.150%, 7/1/2029	525,704
	Capital One Financial Corporation
304,000	3.050%, 3/9/2022	309,911
500,000	4.200%, 10/29/2025	539,967
	Capital One NA
475,000	2.150%, 9/6/2022	475,345
	CIT Group, Inc.
580,000	5.000%, 8/15/2022	616,581
	Citigroup, Inc.
360,000	2.750%, 4/25/2022	365,481
188,000	4.050%, 7/30/2022	197,066
265,000	3.142%, 1/24/2023[b]	270,242
655,000	4.400%, 6/10/2025	710,096
304,000	3.200%, 10/21/2026	315,838
468,000	3.668%, 7/24/2028[b]	495,556
228,000	4.125%, 7/25/2028	246,966
425,000	3.520%, 10/27/2028[b]	447,857
180,000	3.878%, 1/24/2039[b]	197,654
324,000	4.650%, 7/23/2048	401,192
	CNA Financial Corporation
225,000	3.900%, 5/1/2029	244,239
	Comerica, Inc.
130,000	3.700%, 7/31/2023	137,151
	Commerzbank AG
390,000	8.125%, 9/19/2023[h]	455,602
	Commonwealth Bank of Australia
228,000	2.250%, 3/10/2020[h]	228,266
	Compass Bank
425,000	3.500%, 6/11/2021	433,054
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
432,000	3.950%, 11/9/2022	451,007
686,000	4.625%, 12/1/2023	739,259
	Credit Agricole SA
500,000	3.375%, 1/10/2022[h]	512,491
	Credit Suisse Group AG
350,000	7.250%, 9/12/2025[b,h,l]	380,625
350,000	3.869%, 1/12/2029[b,h]	373,982
	Credit Suisse Group Funding (Guernsey), Ltd.
375,000	3.125%, 12/10/2020	378,983
	Credit Suisse Group Funding, Ltd.
304,000	3.750%, 3/26/2025	320,840
	Danske Bank AS
375,000	3.244%, 12/20/2025[b,h]	380,662
	Deutsche Bank AG
288,000	2.700%, 7/13/2020	288,100
468,000	3.375%, 5/12/2021	472,847
190,000	4.250%, 10/14/2021	194,816
370,000	4.875%, 12/1/2032[b]	342,487
	Deutsche Bank AG of New York
100,000	3.950%, 2/27/2023	102,320
	Discover Bank
355,000	8.700%, 11/18/2019	355,877
275,000	2.450%, 9/12/2024	275,516
480,000	4.682%, 8/9/2028[b]	501,768
	Duke Realty, LP
210,000	4.375%, 6/15/2022	221,184
	ERP Operating, LP
75,000	3.375%, 6/1/2025	79,582
	Fidelity National Financial, Inc.
500,000	5.500%, 9/1/2022	545,315
	Fifth Third Bancorp
260,000	2.600%, 6/15/2022	262,985
	Five Corners Funding Trust
865,000	4.419%, 11/15/2023[h]	940,308
	GE Capital International Funding Company
2,610,000	4.418%, 11/15/2035	2,749,684
	Goldman Sachs Group, Inc.
350,000	5.375%, 3/15/2020	354,343
550,000	5.375%, 5/10/2020[b,l]	558,013
540,000	2.876%, 10/31/2022[b]	547,193
312,000	2.908%, 6/5/2023[b]	317,135
250,000	3.625%, 2/20/2024	262,672
550,000	3.691%, 6/5/2028[b]	581,121
395,000	4.750%, 10/21/2045	477,563
	HCP, Inc.
127,000	4.000%, 12/1/2022	133,657
140,000	3.400%, 2/1/2025	147,010
	HSBC Holdings plc
575,000	3.400%, 3/8/2021	584,995
300,000	6.875%, 6/1/2021[b,l]	313,050
250,000	2.650%, 1/5/2022	252,755
725,000	3.803%, 3/11/2025[b]	761,199
275,000	3.900%, 5/25/2026	293,709
	HSBC USA, Inc.
95,000	2.350%, 3/5/2020	95,128
	Icahn Enterprises, LP
205,000	6.750%, 2/1/2024	213,712
275,000	6.375%, 12/15/2025	288,750
	ING Groep NV
245,000	3.150%, 3/29/2022	250,771
525,000	4.100%, 10/2/2023	560,498
	International Lease Finance Corporation
150,000	5.875%, 8/15/2022	164,471
	Iron Mountain, Inc.
310,000	6.000%, 8/15/2023	316,587
	J.P. Morgan Chase & Company
310,000	2.818%, (LIBOR 3M + 0.680%), 6/1/2021[b]	310,837
180,000	2.295%, 8/15/2021	180,315
385,000	2.700%, 5/18/2023	392,586

The accompanying Notes to Financial Statements are an integral part of this schedule.

88

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (30.8%)	Value
Financials (2.6%) - continued
$165,000	3.166%, (LIBOR 3M + 1.230%), 10/24/2023[b]	$167,882
280,000	3.625%, 5/13/2024	297,809
500,000	3.875%, 9/10/2024	534,344
550,000	3.125%, 1/23/2025	571,601
800,000	3.900%, 7/15/2025	862,310
250,000	3.300%, 4/1/2026	263,162
575,000	4.203%, 7/23/2029[b]	638,591
500,000	4.452%, 12/5/2029[b]	566,543
470,000	3.882%, 7/24/2038[b]	515,843
	KeyCorp
350,000	2.900%, 9/15/2020	352,888
	Kimco Realty Corporation
624,000	3.300%, 2/1/2025	648,294
	Liberty Mutual Group, Inc.
152,000	4.950%, 5/1/2022[h]	161,562
	Lloyds Bank plc
325,000	2.699%, (LIBOR 3M + 0.490%), 5/7/2021[b]	325,375
	Lloyds Banking Group plc
425,000	2.907%, 11/7/2023[b]	430,985
	Marsh & McLennan Companies, Inc.
500,000	3.875%, 3/15/2024	533,918
	MassMutual Global Funding
250,000	2.750%, 6/22/2024[h]	256,261
	MetLife, Inc.
290,000	4.050%, 3/1/2045	328,357
	Mitsubishi UFJ Financial Group, Inc.
525,000	3.455%, 3/2/2023	545,241
390,000	3.287%, 7/25/2027	408,749
	Morgan Stanley
152,000	5.550%, 7/15/2020[b,l]	154,204
380,000	2.625%, 11/17/2021	384,282
351,000	2.750%, 5/19/2022	356,319
180,000	4.875%, 11/1/2022	193,063
355,000	3.125%, 1/23/2023	365,218
450,000	4.350%, 9/8/2026	490,337
468,000	3.591%, 7/22/2028[b]	494,674
420,000	3.772%, 1/24/2029[b]	449,459
	MPT Operating Partnership, LP
260,000	6.375%, 3/1/2024	271,375
290,000	4.625%, 8/1/2029	302,511
	Nasdaq, Inc.
180,000	3.850%, 6/30/2026	193,547
	Nationwide Building Society
325,000	3.622%, 4/26/2023[b,h]	334,097
	New York Life Global Funding
234,000	2.300%, 6/10/2022[g,h]	236,419
	Park Aerospace Holdings, Ltd.
325,000	4.500%, 3/15/2023[h]	341,412
	Prudential Financial, Inc.
375,000	3.700%, 3/13/2051	392,379
	Quicken Loans, Inc.
575,000	5.750%, 5/1/2025[h]	591,951
	Realty Income Corporation
320,000	4.125%, 10/15/2026	353,926
	Regency Centers, LP
550,000	4.125%, 3/15/2028	600,005
	Regions Financial Corporation
38,000	3.200%, 2/8/2021	38,518
	Reinsurance Group of America, Inc.
460,000	4.700%, 9/15/2023	500,910
325,000	3.900%, 5/15/2029	348,575
	Royal Bank of Scotland Group plc
150,000	6.125%, 12/15/2022	163,596
175,000	6.100%, 6/10/2023	192,784
300,000	3.875%, 9/12/2023	312,832
550,000	5.125%, 5/28/2024	593,470
650,000	4.269%, 3/22/2025[b]	689,044
475,000	4.445%, 5/8/2030[b]	521,998
	Santander UK Group Holdings plc
266,000	2.875%, 10/16/2020	267,132
	Simon Property Group, LP
320,000	2.750%, 2/1/2023	327,924
304,000	4.250%, 11/30/2046	356,067
	SITE Centers Corporation
104,000	4.625%, 7/15/2022	108,773
	Societe Generale SA
234,000	4.750%, 11/24/2025[h]	252,926
	Sumitomo Mitsui Financial Group, Inc.
295,000	2.784%, 7/12/2022	299,953
255,000	3.102%, 1/17/2023	261,842
228,000	3.010%, 10/19/2026	233,705
	SunTrust Banks, Inc.
70,000	2.250%, 1/31/2020	70,031
	Synchrony Financial
85,000	4.250%, 8/15/2024	89,867
675,000	3.950%, 12/1/2027	703,202
	UBS Group Funding Jersey, Ltd.
228,000	4.125%, 9/24/2025[h]	248,490
	UBS Group Funding Switzerland AG
300,000	3.491%, 5/23/2023[h]	309,207
	Ventas Realty, LP
340,000	3.100%, 1/15/2023	349,358
445,000	4.000%, 3/1/2028	483,917
	Voya Financial, Inc.
576,000	3.125%, 7/15/2024	595,873
	Wells Fargo & Company
130,000	2.550%, 12/7/2020	130,950
355,000	2.625%, 7/22/2022	359,655
290,000	3.069%, 1/24/2023	295,571
304,000	3.450%, 2/13/2023	314,593
500,000	4.125%, 8/15/2023	531,141
285,000	3.000%, 2/19/2025	293,110
325,000	3.000%, 4/22/2026	333,540
304,000	3.000%, 10/23/2026	312,784
550,000	4.900%, 11/17/2045	665,089
	Welltower, Inc.
130,000	3.950%, 9/1/2023	138,119
	ZB NA
575,000	3.500%, 8/27/2021	589,056

	Total	68,874,441

Mortgage-Backed Securities (8.6%)
	Federal Home Loan Mortgage Corporation Conventional 15-Yr. Pass Through
11,199,676	3.500%, 5/1/2034[f]	11,636,358
	Federal National Mortgage Association
962,547	3.230%, 11/1/2020	966,632

The accompanying Notes to Financial Statements are an integral part of this schedule.

89

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (30.8%)	Value
Mortgage-Backed Securities (8.6%) - continued
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
$51,143,000	3.000%, 11/1/2034[f]	$52,366,636
27,500,000	2.500%, 12/1/2034[f]	27,783,594
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
48,275,000	3.500%, 11/1/2049[f]	49,568,619
79,862,000	3.000%, 12/1/2049[f]	81,075,806

	Total	223,397,645

Technology (0.6%)
	Apple, Inc.
85,000	3.000%, 2/9/2024	88,682
312,000	3.200%, 5/11/2027	332,199
260,000	3.000%, 6/20/2027	274,334
670,000	3.000%, 11/13/2027	708,023
570,000	3.750%, 9/12/2047	632,753
	Applied Materials, Inc.
160,000	3.300%, 4/1/2027	171,054
	Avnet, Inc.
225,000	3.750%, 12/1/2021	229,809
	Broadcom Corporation
143,000	3.875%, 1/15/2027	144,473
380,000	3.500%, 1/15/2028	371,774
	CommScope Technologies Finance, LLC
500,000	6.000%, 6/15/2025[h]	448,250
	Diamond 1 Finance Corporation
1,260,000	6.020%, 6/15/2026[h]	1,437,950
	Diamond Sports Group, LLC
540,000	6.625%, 8/15/2027[g,h]	556,200
	Equinix, Inc.
540,000	5.750%, 1/1/2025	558,241
	Harland Clarke Holdings Corporation
330,000	8.375%, 8/15/2022[h]	263,175
	Hewlett Packard Enterprise Company
550,000	2.763%, (LIBOR 3M + 0.720%), 10/5/2021[b]	550,004
172,000	4.400%, 10/15/2022	182,335
	Inception Merger Sub, Inc.
400,000	8.625%, 11/15/2024[g,h]	366,000
	Iron Mountain, Inc.
220,000	4.875%, 9/15/2029[h]	225,225
	Marvell Technology Group, Ltd.
335,000	4.200%, 6/22/2023	352,596
450,000	4.875%, 6/22/2028	499,246
	Microsoft Corporation
475,000	4.750%, 11/3/2055	637,371
475,000	4.200%, 11/3/2035	564,507
1,360,000	3.700%, 8/8/2046	1,548,024
	NCR Corporation
530,000	6.125%, 9/1/2029[h]	555,175
	NXP BV/NXP Funding, LLC
575,000	4.875%, 3/1/2024[h]	624,740
	Oracle Corporation
780,000	2.950%, 5/15/2025	811,366
420,000	3.850%, 7/15/2036	464,160
	Plantronics, Inc.
450,000	5.500%, 5/31/2023[h]	457,875
	SS&C Technologies, Inc.
430,000	5.500%, 9/30/2027[h]	458,756
	Texas Instruments, Inc.
540,000	4.150%, 5/15/2048	653,873
	Tyco Electronics Group SA
78,000	3.450%, 8/1/2024	81,438
156,000	3.125%, 8/15/2027	160,491

	Total	15,410,099

Transportation (0.2%)
	Air Canada Pass Through Trust
56,082	3.875%, 3/15/2023[h]	56,854
	Air Lease Corporation
130,000	3.500%, 1/15/2022	133,683
	Boeing Company
700,000	3.600%, 5/1/2034	760,378
	Burlington Northern Santa Fe, LLC
235,000	5.750%, 5/1/2040	317,752
740,000	5.050%, 3/1/2041	925,158
260,000	4.450%, 3/15/2043	306,100
	CSX Corporation
126,000	3.700%, 11/1/2023	133,474
375,000	3.350%, 9/15/2049	370,294
	Delta Air Lines, Inc.
175,000	2.875%, 3/13/2020	175,417
	Hertz Corporation
290,000	5.500%, 10/15/2024[h]	287,709
	Penske Truck Leasing Company, LP
500,000	3.375%, 2/1/2022[h]	511,209
	United Continental Holdings, Inc.
550,000	4.875%, 1/15/2025	577,280
	XPO Logistics, Inc.
200,000	6.125%, 9/1/2023[h]	206,000
334,000	6.750%, 8/15/2024[h]	360,720

	Total	5,122,028

U.S. Government & Agencies (9.2%)
	U.S. Treasury Bonds
2,055,000	2.250%, 11/15/2027	2,150,365
22,500,000	2.875%, 5/15/2028	24,680,566
5,090,000	5.250%, 11/15/2028	6,617,994
2,500,000	1.625%, 8/15/2029	2,485,059
1,175,000	4.375%, 5/15/2040	1,634,122
560,000	3.000%, 5/15/2042	646,362
15,871,000	2.500%, 5/15/2046	16,881,536
14,010,000	2.875%, 5/15/2049	16,125,729
	U.S. Treasury Notes
10,845,000	1.750%, 11/30/2019	10,844,025
420,000	2.250%, 3/31/2020	421,116
21,500,000	1.375%, 9/30/2020	21,455,488
220,000	1.875%, 12/15/2020	220,645
2,750,000	2.500%, 2/28/2021	2,782,334
1,500,000	1.375%, 5/31/2021	1,495,020
4,773,000	1.125%, 8/31/2021	4,735,152
13,095,000	1.500%, 9/30/2021	13,083,235
3,710,000	1.875%, 7/31/2022	3,745,216
19,860,000	2.000%, 11/30/2022	20,144,712
5,270,000	2.500%, 3/31/2023	5,441,275
16,750,000	2.500%, 1/31/2024	17,416,729
6,640,000	2.125%, 7/31/2024	6,818,450
1,640,000	2.250%, 11/15/2024	1,695,734

The accompanying Notes to Financial Statements are an integral part of this schedule.

90

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (30.8%)	Value
U.S. Government & Agencies (9.2%) - continued
$8,540,000	2.125%, 11/30/2024	$8,779,520
10,260,000	2.625%, 1/31/2026	10,888,024
36,340,000	2.500%, 2/28/2026	38,317,407

	Total	239,505,815

Utilities (0.8%)
	Ameren Illinois Company
390,000	4.500%, 3/15/2049	489,730
	American Electric Power Company, Inc.
479,000	2.950%, 12/15/2022	489,508
	Appalachian Power Company
155,000	3.300%, 6/1/2027	162,989
	Berkshire Hathaway Energy Company
265,000	4.500%, 2/1/2045	316,223
	Calpine Corporation
270,000	5.375%, 1/15/2023	274,374
270,000	5.875%, 1/15/2024[h]	275,940
	CenterPoint Energy, Inc.
130,000	3.850%, 2/1/2024	137,705
375,000	2.500%, 9/1/2024	377,380
355,000	4.250%, 11/1/2028	392,073
	CMS Energy Corporation
228,000	2.950%, 2/15/2027	231,575
	Commonwealth Edison Company
290,000	3.700%, 3/1/2045	316,278
	Consolidated Edison Company of New York, Inc.
825,000	4.125%, 5/15/2049	942,950
	Consolidated Edison, Inc.
114,000	4.500%, 12/1/2045	136,331
	Consumers Energy Company
475,000	4.350%, 4/15/2049	588,320
	DTE Electric Company
215,000	3.700%, 3/15/2045	238,489
245,000	3.700%, 6/1/2046	267,906
	Duke Energy Carolinas, LLC
585,000	3.700%, 12/1/2047	639,565
	Duke Energy Corporation
304,000	3.750%, 9/1/2046	314,387
	Duke Energy Florida, LLC
210,000	3.200%, 1/15/2027	221,127
	Duke Energy Indiana, LLC
310,000	3.750%, 5/15/2046	332,717
	Edison International
150,000	2.950%, 3/15/2023[g]	148,101
875,000	5.750%, 6/15/2027[g]	949,951
	Energy Transfer Operating, LP
550,000	5.200%, 2/1/2022	579,092
	Eversource Energy
400,000	2.500%, 3/15/2021	402,423
	Exelon Corporation
120,000	5.100%, 6/15/2045	145,465
234,000	4.450%, 4/15/2046	265,377
	FirstEnergy Corporation
100,000	2.850%, 7/15/2022	101,873
605,000	4.850%, 7/15/2047	721,114
	ITC Holdings Corporation
84,000	4.050%, 7/1/2023	88,343
152,000	5.300%, 7/1/2043	190,409
	MidAmerican Energy Holdings Company
468,000	6.500%, 9/15/2037	657,093
	Mississippi Power Company
310,000	3.950%, 3/30/2028	339,583
	Monongahela Power Company
210,000	5.400%, 12/15/2043[h]	279,175
	National Rural Utilities Cooperative Finance Corporation
250,000	3.900%, 11/1/2028	277,302
525,000	3.700%, 3/15/2029	580,783
	NextEra Energy Operating Partners, LP
520,000	3.875%, 10/15/2026[h]	518,700
	NiSource Finance Corporation
156,000	3.490%, 5/15/2027	164,064
435,000	5.650%, 2/1/2045	562,922
	Oncor Electric Delivery Company, LLC
624,000	3.750%, 4/1/2045	696,136
	Pacific Gas and Electric Company
365,000	3.300%, 12/1/2027[m,n]	342,644
365,000	3.950%, 12/1/2047[g,m,n]	330,325
	PPL Capital Funding, Inc.
365,000	5.000%, 3/15/2044	429,618
	PPL Electric Utilities Corporation
234,000	3.950%, 6/1/2047	264,429
	Public Service Electric & Gas Company
390,000	3.000%, 5/15/2027	407,039
	San Diego Gas and Electric Company
540,000	4.150%, 5/15/2048	610,701
	South Carolina Electric & Gas Company
685,000	5.100%, 6/1/2065	905,176
	Southern California Edison Company
320,000	4.000%, 4/1/2047	336,106
	Southern Company
424,000	3.250%, 7/1/2026	442,349
300,000	4.400%, 7/1/2046	338,649
	Southern Company Gas Capital Corporation
390,000	4.400%, 5/30/2047	436,974
	Southwestern Electric Power Company
110,000	3.900%, 4/1/2045	117,059
	TerraForm Power Operating, LLC
570,000	5.000%, 1/31/2028[h]	601,179
	Virginia Electric and Power Company
375,000	4.600%, 12/1/2048	463,287

	Total	20,839,008

	Total Long-Term Fixed Income (cost $773,638,416)	799,556,429

Shares	Common Stock (19.4%)	Value
Communications Services (0.5%)
1,961	Activision Blizzard, Inc.	109,875
1,877	Alphabet, Inc., Class Ao	2,362,768
1,673	Alphabet, Inc., Class Co	2,108,164
25,418	Auto Trader Group plc[h]	185,204
7,093	CBS Corporation	255,632
35,558	Comcast Corporation	1,593,710

The accompanying Notes to Financial Statements are an integral part of this schedule.

91

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Schedule of Investments as of October 31, 2019

Shares	Common Stock (19.4%)	Value
Communications Services (0.5%) - continued
10,050	DISH Network Corporation[o]	$345,519
5,099	Facebook, Inc.[o]	977,223
2,450	Hemisphere Media Group, Inc.[o]	31,629
13,000	HKT Trust and HKT, Ltd.	20,224
457	Ipsos SA	13,772
12,643	Mediaset Espana Comunicacion SA	77,361
8,692	News Corporation	122,731
40,811	ORBCOMM, Inc.[o]	163,652
1,101	Rightmove plc	8,546
3,202	Scholastic Corporation	123,277
5,835	Seven West Media, Ltd.[o]	1,602
10,449	Take-Two Interactive Software, Inc.[o]	1,257,537
4,399	Telenor ASA	82,331
4,500	TV Asahi Holdings Corporation	70,285
10,050	Twitter, Inc.[o]	301,198
38,770	Verizon Communications, Inc.	2,344,422
1,027	Wolters Kluwer NV	75,642
7,350	Zillow Group, Inc.[o]	238,066

	Total	12,870,370

Consumer Discretionary (1.9%)
683	Alibaba Group Holding, Ltd. ADR[o]	120,666
1,773	Amazon.com, Inc.[o]	3,150,018
500	AOKI Holdings, Inc.	5,087
1,100	Aoyama Trading Company, Ltd.	19,354
8,087	Aptiv plc	724,191
700	Autobacs Seven Company, Ltd.	11,556
210	AutoZone, Inc.[o]	240,320
4,757	Barratt Developments plc	38,902
1,500	Benesse Holdings, Inc.	40,155
2,624	Berkeley Group Holdings plc	149,567
689	Booking Holdings, Inc.[o]	1,411,602
17,419	BorgWarner, Inc.	726,024
27,569	Bright Horizons Family Solutions, Inc.[o]	4,094,548
9,098	Burlington Stores, Inc.[o]	1,748,363
20,064	Canada Goose Holdings, Inc.[g,o]	839,277
2,750	Century Casinos, Inc.[o]	20,322
11,379	Children’s Place, Inc.[g]	932,054
1,643	Chipotle Mexican Grill, Inc.[o]	1,278,517
700	Chiyoda Company, Ltd.	10,373
739	Cie Generale des Etablissements Michelin	89,979
12,800	Citizen Watch Company, Ltd.	68,052
468	Compass Group plc	12,460
2,780	Cooper-Standard Holdings, Inc.[o]	88,571
1,520	Countryside Properties plc[h]	6,957
13,173	Crocs, Inc.[o]	460,923
10,462	CSS Industries, Inc.	47,079
9,545	Culp, Inc.	147,661
7,447	D.R. Horton, Inc.	389,999
19,472	Delphi Technologies plc	237,753
4,100	Denso Corporation	190,363
21,764	Designer Brands, Inc.	359,106
3,392	Domino’s Pizza, Inc.	921,335
25,461	Duluth Holdings, Inc.[g,o]	235,260
13,269	Emerald Expositions Events, Inc.	128,975
9,725	Ethan Allen Interiors, Inc.	191,680
7,670	Etsy, Inc.[o]	341,238
300	Exedy Corporation	7,066
16,550	Five Below, Inc.[o]	2,070,570
125	Genuine Parts Company	12,822
14,446	G-III Apparel Group, Ltd.[o]	362,739
15,724	Grand Canyon Education, Inc.[o]	1,445,979
12,258	Harley-Davidson, Inc.	476,959
12,176	Home Depot, Inc.	2,856,246
2,078	Hooker Furniture Corporation	49,186
344	Johnson Outdoors, Inc.	20,141
33,269	Knoll, Inc.	889,613
6,657	Lear Corporation	783,995
16,465	Lowe’s Companies, Inc.	1,837,659
2,200	Lululemon Athletica, Inc.[o]	449,394
6,653	Marcus Corporation	240,173
1,799	McDonald’s Corporation	353,863
9,731	Michaels Companies, Inc.[o]	84,952
10,685	Modine Manufacturing Company[o]	122,129
1,944	Mohawk Industries, Inc.[o]	278,731
13,200	Moneysupermarket.com Group plc	58,736
13,173	Movado Group, Inc.	343,157
487	Netflix, Inc.[o]	139,969
4,500	NHK Spring Company, Ltd.	36,761
2,578	NIKE, Inc.	230,860
35,900	Nissan Motor Company, Ltd.	226,550
20,376	Norwegian Cruise Line Holdings, Ltd.[o]	1,034,286
40	NVR, Inc.[o]	145,464
19,281	Ollie’s Bargain Outlet Holdings, Inc.[o]	1,231,670
600	Onward Holdings Company, Ltd.	3,469
1,432	O’Reilly Automotive, Inc.[o]	623,650
5,480	Oxford Industries, Inc.	377,353
12,475	Park Hotels & Resorts, Inc.	290,044
2,600	Park24 Company, Ltd.	61,403
28,312	Planet Fitness, Inc.[o]	1,802,342
86,971	Playa Hotels and Resorts NVo	725,338
500	PLENUS Company, Ltd.[g]	8,682
60,547	Red Rock Resorts, Inc.	1,318,714
6,701	Redrow plc	52,240
2,750	RHg,o	499,675
800	Rinnai Corporation	58,803
6,580	Ruth’s Hospitality Group, Inc.	135,416
1,400	Sangetsu Company, Ltd.	26,469
1,600	Sekisui House, Ltd.	34,503
400	SHIMAMURA Company, Ltd.	33,881
4,800	Sony Corporation ADR	291,984
8,958	Standard Motor Products, Inc.	469,041
1,159	Starbucks Corporation	98,005
1,369	Strategic Education, Inc.	168,428
300	Sumitomo Forestry Company, Ltd.	4,354
11,800	Sumitomo Rubber Industries, Ltd.	156,394
2,256	Super Retail Group, Ltd.	14,821
200	Takara Standard Company, Ltd.	3,508
25,423	Taylor Wimpey plc	54,525
11,173	Texas Roadhouse, Inc.	631,274
7,489	TJX Companies, Inc.	431,741
26,500	Toll Brothers, Inc.	1,053,905
5,400	Toyoda Gosei Company, Ltd.	126,331
4,769	Tupperware Brands Corporation	45,925
4,484	Ulta Beauty, Inc.[o]	1,045,445
500	United Arrows, Ltd.	15,285
8,695	Vail Resorts, Inc.	2,020,457
53	WH Smith plc	1,502
7,969	Wingstop, Inc.	664,854
8,787	Zumiez, Inc.[o]	280,393

	Total	48,898,111

Consumer Staples (0.8%)
900	Arcs Company, Ltd.	18,060
5,364	Calavo Growers, Inc.	465,220
1,035	Carlsberg AS	145,753
13,162	Casey’s General Stores, Inc.	2,248,201
2,386	Central Garden & Pet Company[o]	71,628
93	Clorox Company	13,735

The accompanying Notes to Financial Statements are an integral part of this schedule.

92

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Schedule of Investments as of October 31, 2019

Shares	Common Stock (19.4%)	Value
Consumer Staples (0.8%) - continued
27,087	Coca-Cola Company	$1,474,345
28,154	Colgate-Palmolive Company	1,931,364
1,749	Costco Wholesale Corporation	519,645
46,790	Cott Corporation	601,252
1,094	ForFarmers BV	6,637
255	Glanbia plc	2,841
323	Grocery Outlet Holding Corporation[o]	10,304
42,453	Hain Celestial Group, Inc.[o]	1,003,589
17,700	Japan Tobacco, Inc.	400,068
5,266	John B. Sanfilippo & Son, Inc.	558,828
3,173	Kimberly-Clark Corporation	421,628
1	Lindt & Spruengli AG	7,430
141	L’Oreal SA	41,181
200	Ministop Company, Ltd.	2,691
12,069	Monster Beverage Corporation[o]	677,433
2,923	Nestle SA	312,707
16,427	PepsiCo, Inc.	2,253,292
8,724	Philip Morris International, Inc.	710,483
17,996	Procter & Gamble Company	2,240,682
2,693	Seneca Foods Corporation[o]	95,278
1,900	Sugi Holdings Company, Ltd.	105,464
4,700	Sundrug Company, Ltd.	155,526
58,056	SunOpta, Inc.[o]	110,887
383	Sysco Corporation	30,590
5,825	TreeHouse Foods, Inc.[o]	314,667
100	TSURUHA Holdings, Inc.	11,249
41,097	Turning Point Brands, Inc.	857,694
3,493	Unilever NV	206,460
5,574	Unilever plc	333,766
16,958	Wal-Mart Stores, Inc.	1,988,495

	Total	20,349,073

Energy (0.5%)
25,132	Abraxas Petroleum Corporation[o]	7,288
99,127	Archrock, Inc.	955,584
18,686	BP plc ADR	708,386
14,904	Chevron Corporation	1,730,951
6,197	Cimarex Energy Company	261,637
4,392	Concho Resources, Inc.	296,548
2,986	Contura Energy, Inc.[o]	68,499
5,079	Core Laboratories NV	223,679
8,356	Diamondback Energy, Inc.	716,611
12,070	Enterprise Products Partners, LP	314,182
11,180	EOG Resources, Inc.	774,886
14,875	EQT Corporation	159,758
8,610	Era Group, Inc.[o]	83,259
72,449	Euronav NV	806,357
2,152	Evolution Petroleum Corporation	12,094
15,784	Exterran Corporation[o]	199,983
934	Exxon Mobil Corporation	63,110
21,198	Frank’s International NVo	103,870
173	Gaztransport Et Technigaz SA	15,784
31,915	Gran Tierra Energy, Inc.[o]	34,468
16,044	Halliburton Company	308,847
7,983	Helmerich & Payne, Inc.	299,363
16,872	Liberty Oilfield Services, Inc.[g]	155,391
49,258	Marathon Oil Corporation	567,945
13,777	Marathon Petroleum Corporation	881,039
351	Matrix Service Company[o]	6,585
111,118	Nabors Industries, Ltd.	205,568
46,431	Nine Energy Service, Inc.[o]	262,335
47,328	Oceaneering International, Inc.[o]	670,164
7,721	Oil States International, Inc.[o]	110,179
13,958	Pacific Drilling SAo	34,895
27,650	Patterson-UTI Energy, Inc.	230,048
6,425	Pioneer Natural Resources Company	790,404
6,923	Royal Dutch Shell plc, Class A	200,685
10,846	Royal Dutch Shell plc, Class B	312,363
5,640	Schlumberger, Ltd.	184,372
1,094	SEACOR Holdings, Inc.[o]	46,944
4,094	Select Energy Services, Inc.[o]	31,114
28,447	Talos Energy, Inc.[o]	612,464
18,357	TechnipFMC plc	362,184
4,519	Unit Corporation[o]	9,219
22,695	WPX Energy, Inc.[o]	226,496

	Total	14,045,538

Financials (3.5%)
431	1st Source Corporation	22,059
1,320	AB Industrivarden	28,600
12,835	Aflac, Inc.	682,309
14,719	AG Mortgage Investment Trust, Inc.	230,205
1,671	Alleghany Corporation[o]	1,300,523
1,352	Allianz SE	330,189
15,750	Ally Financial, Inc.	482,422
41,753	American Financial Group, Inc.	4,343,982
7,730	American International Group, Inc.	409,381
6,928	Ameriprise Financial, Inc.	1,045,366
13,125	Ameris Bancorp	562,406
7,250	Argo Group International Holdings, Ltd.	448,558
9,882	Arthur J. Gallagher & Company	901,436
2,917	Artisan Partners Asset Management, Inc.	79,780
30	Ashford, Inc.[o]	713
30,839	Assured Guaranty, Ltd.	1,446,966
847	Baloise Holding AG	156,656
14,674	Bank Leumi Le-Israel BM	106,889
78,556	Bank of America Corporation	2,456,446
1,625	Bank of Marin Bancorp	71,289
3,507	Bank of Montreal	259,610
5,875	Bank of N.T. Butterfield & Son, Ltd.	193,581
9,616	BankFinancial Corporation	123,854
4,242	Banner Corporation	228,983
12,013	Berkshire Hathaway, Inc.[o]	2,553,724
2,356	BlackRock, Inc.	1,087,765
5,727	BOK Financial Corporation	441,838
44,930	Boston Private Financial Holdings, Inc.	505,462
11,470	Bridgewater Bancshares, Inc.[o]	144,407
101,991	BrightSphere Investment Group	1,001,552
11,001	Brown & Brown, Inc.	414,518
3,694	Byline Bancorp, Inc.[o]	64,054
10,640	Capital One Financial Corporation	992,180
8,177	Cboe Global Markets, Inc.	941,582
670	Central Pacific Financial Corporation	19,376
2,225	Charles Schwab Corporation	90,580
4,056	Chubb, Ltd.	618,216
15,125	CI Financial Corporation	220,140
4,053	Cincinnati Financial Corporation	458,840
28,260	Citigroup, Inc.	2,030,764
10,939	Citizens Financial Group, Inc.	384,615
5,612	CNP Assurances	111,394
7,526	Cohen & Steers, Inc.	492,501
14,263	Colony Capital, Inc.	79,873
24,099	Comerica, Inc.	1,576,557
13,441	Community Trust Bancorp, Inc.	588,850
8,986	Cullen/Frost Bankers, Inc.	809,459
13,500	DBS Group Holdings, Ltd.	257,322
247	Deutsche Boerse AG	38,250
5,078	Deutsche Pfandbriefbank AGh	69,398
153	Diamond Hill Investment Group, Inc.	21,552

The accompanying Notes to Financial Statements are an integral part of this schedule.

93

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Schedule of Investments as of October 31, 2019

Shares	Common Stock (19.4%)	Value
Financials (3.5%) - continued
8,897	Direct Line Insurance Group plc	$31,369
11,247	Discover Financial Services	902,684
8,009	DnB ASA	145,822
14,173	Dynex Capital, Inc.	229,036
45,653	E*TRADE Financial Corporation	1,907,839
7,147	East West Bancorp, Inc.	306,749
4,700	Ellington Residential Mortgage REIT	51,089
1,908	Enstar Group, Ltd.[o]	383,317
5,403	Enterprise Financial Services Corporation	236,651
12,211	Essent Group, Ltd.	636,071
2,654	Euronext NVh	214,104
19,691	Everi Holdings, Inc.[o]	198,091
3,181	FBL Financial Group, Inc.	182,526
1,048	Federal Agricultural Mortgage Corporation	88,755
43,992	Fifth Third Bancorp	1,279,287
9,932	Financial Institutions, Inc.	312,163
15,887	First American Financial Corporation	981,499
580	First Bancorp	21,895
17,886	First Busey Corporation	471,654
5,115	First Citizens BancShares, Inc.	2,516,171
20,374	First Defiance Financial Corporation	629,964
7,690	First Financial Corporation	337,360
7,003	First Hawaiian, Inc.	191,392
13,208	First Interstate BancSystem, Inc.	554,208
551	First Mid-Illinois Bancshares, Inc.	19,230
17,177	First Midwest Bancorp, Inc.	352,816
1,531	First of Long Island Corporation	35,887
7,666	First Republic Bank	815,356
22,461	FlexiGroup, Ltd.	30,176
1,252	Goldman Sachs Group, Inc.	267,152
15,588	Great Southern Bancorp, Inc.	941,827
15,707	Hamilton Lane, Inc.	936,451
2,597	Hancock Whitney Corporation	101,283
11,013	Hanover Insurance Group, Inc.	1,450,522
33,369	Hartford Financial Services Group, Inc.	1,904,703
8,523	Heartland Financial USA, Inc.	398,706
49,823	Heritage Commerce Corporation	598,872
12,679	Hometrust Bancshares, Inc.	338,529
7,793	Horace Mann Educators Corporation	339,463
16,942	Horizon Bancorp, Inc.	309,276
4,126	Houlihan Lokey, Inc.	194,995
43,993	HSBC Holdings plc	332,373
379	IA Financial Corporation, Inc.	18,252
24,922	IBERIABANK Corporation	1,829,026
15,788	Independent Bank Corporation	355,388
13,959	Interactive Brokers Group, Inc.	664,030
15,076	Intercontinental Exchange, Inc.	1,421,968
4,554	International Bancshares Corporation	186,532
34,336	Israel Discount Bank, Ltd.	156,910
10,407	J.P. Morgan Chase & Company	1,300,042
3,377	Kemper Corporation	242,739
30,200	KeyCorp	542,694
1,956	KKR Real Estate Finance Trust, Inc.	39,218
279	L E Lundbergforetagen AB	10,515
6,991	Lakeland Bancorp, Inc.	115,701
2,510	Laurentian Bank of Canada[g]	86,328
11,542	Loews Corporation	565,558
5,324	M&T Bank Corporation	833,366
12,085	Manulife Financial Corporation	225,074
500	Markel Corporation[o]	585,500
11,867	Medibank Private, Ltd.	27,659
2,254	Mercantile Bank Corporation	79,363
21,661	Meridian Bancorp, Inc.	423,689
11,272	MetLife, Inc.	527,417
21,254	MidWestOne Financial Group, Inc.	692,774
1,131	Moody’s Corporation	249,600
9,447	Morgan Stanley	435,034
3,719	MSCI, Inc.	872,329
2,195	National Bank of Canada	113,358
223	National Western Life Group, Inc.	60,790
4,660	Newmark Group, Inc.	49,489
15,286	Northern Trust Corporation	1,523,708
8,475	Old Second Bancorp, Inc.	102,293
6,413	PacWest Bancorp	237,217
671	Paragon Banking Group plc	4,374
666	Pargesa Holding SA	52,646
16,648	PCSB Financial Corporation	337,288
616	Peapack-Gladstone Financial Corporation	17,987
2,770	Peoples Bancorp, Inc.	90,607
11,551	Popular, Inc.	629,067
3,136	Primerica, Inc.	395,700
28,101	Prosight Global, Inc.[o]	445,682
3,698	Prudential Financial, Inc.	337,036
10,422	QCR Holdings, Inc.	422,925
14,550	Radian Group, Inc.	365,205
22,170	Raymond James Financial, Inc.	1,850,973
9,735	Reinsurance Group of America, Inc.	1,581,645
1,240	Royal Bank of Canada	100,021
428	S&P Global, Inc.	110,420
575	S&T Bancorp, Inc.	21,652
11,453	Sandy Spring Bancorp, Inc.	395,128
17,459	Santander Consumer USA Holdings, Inc.	437,872
31,398	Seacoast Banking Corporation of Florida[o]	879,144
18,344	SEI Investments Company	1,099,172
800	Senshu Ikeda Holdings, Inc.	1,435
3,539	Skandinaviska Enskilda Banken AB	33,944
89,097	SLM Corporation	751,979
8,491	State Auto Financial Corporation	280,967
3,483	State Street Corporation	230,122
4,616	Sun Life Financial, Inc.	207,091
6,340	SVB Financial Group[o]	1,404,183
74	Swiss Life Holding AG	37,060
39,309	Synovus Financial Corporation	1,331,396
3,877	T. Rowe Price Group, Inc.	448,957
3,672	Territorial Bancorp, Inc.	108,544
842	Texas Capital Bancshares, Inc.[o]	45,519
1,436	Topdanmark AS	64,310
6,012	Toronto-Dominion Bank	343,302
3,978	TPG RE Finance Trust, Inc.	80,475
9,169	TriCo Bancshares	345,029
38,769	TrustCo Bank Corporation	334,964
19,468	U.S. Bancorp	1,110,065
1,135	Univest Financial Corporation	29,226
289	Virtus Investment Partners, Inc.	31,351
2,120	Walker & Dunlop, Inc.	133,539
5,576	Washington Trust Bancorp, Inc.	284,878
20,972	Webster Financial Corporation	924,865
1,609	WesBanco, Inc.	60,482
3,202	Western Alliance Bancorp	157,955
536	Westwood Holdings Group, Inc.	16,203
874	Willis Towers Watson plc	163,351
27,625	Wintrust Financial Corporation	1,763,027
37,275	Zions Bancorporations NA	1,806,719

The accompanying Notes to Financial Statements are an integral part of this schedule.

94

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (19.4%)	Value
Financials (3.5%) - continued
149	Zurich Insurance Group AG	$58,364

	Total	90,841,692

Health Care (2.7%)
1,694	Abbott Laboratories	141,635
10,379	Aerie Pharmaceuticals, Inc.[g,o]	230,310
19,706	Agilent Technologies, Inc.	1,492,730
16,481	Agios Pharmaceuticals, Inc.[g,o]	495,749
5,699	Alexion Pharmaceuticals, Inc.[o]	600,675
4,421	Alkermes plc[o]	86,342
4,885	AmerisourceBergen Corporation	417,081
10,108	Amgen, Inc.	2,155,531
3,740	Arena Pharmaceuticals, Inc.[o]	182,194
270	Atrion Corporation	227,726
21,659	Axonics Modulation Technologies, Inc.[o]	535,410
11,575	Bausch Health Companies, Inc.[o]	287,523
3,568	Becton, Dickinson and Company	913,408
1,021	Biogen, Inc.[o]	304,983
7,881	BioMarin Pharmaceutical, Inc.[o]	576,968
4,786	Bio-Rad Laboratories, Inc.[o]	1,587,133
12,401	Bio-Techne Corporation	2,581,516
4,634	Bruker Corporation	206,213
33,502	Catalent, Inc.[o]	1,629,872
8,202	Charles River Laboratories International, Inc.[o]	1,066,096
2,110	Chemed Corporation	831,150
2,187	Cigna Holding Company	390,292
20,244	CryoLife, Inc.[o]	454,478
17,638	CVS Health Corporation	1,170,987
12,353	Danaher Corporation	1,702,490
5,102	Dexcom, Inc.[o]	786,932
4,125	Edwards Lifesciences Corporation[o]	983,318
15,615	GenMark Diagnostics, Inc.[o]	87,600
35,121	Gilead Sciences, Inc.	2,237,559
16,983	GlaxoSmithKline plc	388,996
13,477	Guardant Health, Inc.[o]	936,652
34,382	Halozyme Therapeutics, Inc.[o]	526,732
4,201	HealthStream, Inc.[o]	117,880
12,032	Hill-Rom Holdings, Inc.	1,259,630
1,628	Humana, Inc.	478,958
179	IDEXX Laboratories, Inc.[o]	51,017
331	Illumina, Inc.[o]	97,817
7,858	Immunomedics, Inc.[o]	125,728
15,221	Inspire Medical Systems, Inc.[o]	928,177
3,605	Insulet Corporation[o]	523,879
291	Intuitive Surgical, Inc.[o]	160,908
6,794	Jazz Pharmaceuticals, Inc.[o]	853,530
31,466	Johnson & Johnson	4,154,771
400	KYORIN Holdings, Inc.	7,006
1,201	Laboratory Corporation of America Holdings[o]	197,889
13,595	LHC Group, Inc.[o]	1,508,637
5,374	Ligand Pharmaceuticals, Inc.[o]	584,745
117	LNA Sante	6,176
508	Magellan Health Services, Inc.[o]	32,969
165	Masimo Corporation[o]	24,055
2,788	McKesson Corporation	370,804
31,630	Medtronic plc	3,444,507
23,765	Merck & Company, Inc.	2,059,475
860	Mesa Laboratories, Inc.	195,865
2,500	Mitsubishi Tanabe Pharma Corporation	29,921
25,064	Natera, Inc.[o]	965,465
7,983	National Healthcare Corporation	656,043
7,056	Neurocrine Biosciences, Inc.[o]	702,001
2,918	Nevro Corporation[o]	251,532
16,062	NextGen Healthcare, Inc.[o]	271,528
4,827	Novartis AG	421,760
6,789	Novo Nordisk AS	373,318
2,977	Novocure, Ltd.[o]	213,272
51,038	Optinose, Inc.[g,o]	399,117
2,260	Orthifix Medical, Inc.[o]	94,988
2,131	PerkinElmer, Inc.	183,181
24,401	Pfizer, Inc.	936,266
496	Phibro Animal Health Corporation	11,884
7,775	PRA Health Sciences, Inc.[o]	759,695
679	Providence Service Corporation[o]	43,368
2,814	Recordati SPA	118,256
6,044	Repligen Corporation[o]	480,438
5,682	ResMed, Inc.	840,481
1,513	Roche Holding AG	455,346
4,130	Sage Therapeutics, Inc.[o]	560,235
2,668	Sarepta Therapeutics, Inc.[o]	221,604
2,490	Stryker Corporation	538,512
11,846	Syneos Health, Inc.[o]	594,077
16,214	Tactile Systems Technology, Inc.[o]	736,440
6,180	Teleflex, Inc.	2,146,994
7,354	Thermo Fisher Scientific, Inc.	2,220,761
1,010	U.S. Physical Therapy, Inc.	142,885
13,628	UnitedHealth Group, Inc.	3,443,796
2,750	Universal Health Services, Inc.	378,015
3,744	Varian Medical Systems, Inc.[o]	452,313
17,338	Veeva Systems, Inc.[o]	2,459,049
3,031	Vertex Pharmaceuticals, Inc.[o]	592,500
1,379	Waters Corporation[o]	291,824
2,991	West Pharmaceutical Services, Inc.	430,225
102,074	Wright Medical Group NVo	2,123,139
107	Zimmer Biomet Holdings, Inc.	14,791
14,839	Zoetis, Inc.	1,898,205

	Total	70,853,929

Industrials (3.2%)
11,544	A.O. Smith Corporation	573,506
1,078	Aalberts NV	43,441
12,719	Acco Brands Corporation	116,379
1,193	ACS Actividades de Construccion y Servicios, SA	48,410
5,314	Aegion Corporation[o]	115,154
16,099	Aerojet Rocketdyne Holdings, Inc.[o]	695,960
13,963	AGCO Corporation	1,070,822
23,391	Altra Industrial Motion Corporation	720,443
25,847	AMETEK, Inc.	2,368,878
12,728	Arcosa, Inc.	488,882
19,944	ASGN, Inc.[o]	1,268,239
802	Assa Abloy AB	19,046
7,255	Atlas Copco AB, Class A	256,076
3,891	Atlas Copco AB, Class B	120,731
32,482	AZZ, Inc.	1,259,977
1,312	Boeing Company	445,962
15,929	BWX Technologies, Inc.	925,475
3,586	Cactus, Inc.[o]	106,576
3,424	Carlisle Companies, Inc.	521,372
19,197	Casella Waste Systems, Inc.[o]	836,797
52,866	CBIZ, Inc.[o]	1,446,942
784	CIA De Distribucion Integral	16,438
1,834	Cintas Corporation	492,741
1,046	Columbus McKinnon Corporation	39,246
35,615	Costamare, Inc.	279,934
4,431	CRA International, Inc.	218,227
24,373	Crane Company	1,865,022
13,968	CSW Industrials, Inc.	966,865

The accompanying Notes to Financial Statements are an integral part of this schedule.

95

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (19.4%)	Value
Industrials (3.2%) - continued
5,523	CSX Corporation	$388,101
21,521	Curtiss-Wright Corporation	2,910,715
15,423	Delta Air Lines, Inc.	849,499
9,087	Douglas Dynamics, Inc.	425,544
32,127	EMCOR Group, Inc.	2,817,859
16,902	Emerson Electric Company	1,185,675
11,325	Encore Wire Corporation	636,465
2,024	ESCO Technologies, Inc.	171,008
8,788	Expeditors International of Washington, Inc.	640,997
15,271	Forrester Research, Inc.	526,544
61	Fraport AG Frankfurt Airport Services Worldwide	5,099
9	Geberit AG	4,573
10,864	General Dynamics Corporation	1,920,755
6,120	Gorman-Rupp Company	226,073
600	GS Yuasa Corporation	10,938
10,302	GWA Group, Ltd.	20,664
200	Hanwa Company, Ltd.	5,827
15,705	Healthcare Services Group, Inc.[g]	382,574
3,251	Heico Corporation	400,978
1,223	Herc Holdings, Inc.[o]	54,130
1,900	Hino Motors, Ltd.	17,963
3,286	HNI Corporation	124,868
18,764	Honeywell International, Inc.	3,241,106
11,738	Hubbell, Inc.	1,663,275
3,175	Huntington Ingalls Industries, Inc.	716,471
292	Hyster-Yale Materials Handling, Inc.	14,810
11,147	ICF International, Inc.	955,186
14,779	IDEX Corporation	2,298,578
1,200	Inaba Denki Sangyo Company, Ltd.	55,126
12,707	Ingersoll-Rand plc	1,612,391
31,301	Interface, Inc.	520,536
10,891	Johnson Controls International plc	471,907
605	Kelly Services, Inc.	14,526
8,650	Kforce, Inc.	353,872
2,882	Koninklijke Philips NV	126,445
10,593	Kratos Defense & Security Solutions, Inc.[o]	199,996
2,891	Legrand SA	225,639
17,450	Lincoln Electric Holdings, Inc.	1,562,997
2,962	Lockheed Martin Corporation	1,115,726
21,200	Marubeni Corporation	149,207
17,740	Masonite International Corporation[o]	1,089,413
8,865	Mercury Systems, Inc.[o]	652,996
16,415	Meritor, Inc.[o]	361,622
9,600	Mitsubishi Corporation	244,170
1,000	Mitsuboshi Belting, Ltd.	18,816
11,400	Mitsui & Company, Ltd.	195,783
7,710	Mueller Industries, Inc.	237,237
4,009	National Express Group plc	23,182
3,200	Nitto Kogyo Corporation	67,233
1,629	Nobina ABh	10,319
3,335	Norfolk Southern Corporation	606,970
1,208	Northgate plc	5,391
6,677	Old Dominion Freight Line, Inc.	1,215,748
5,693	PageGroup plc	32,802
6,267	Parker-Hannifin Corporation	1,149,932
33,521	Primoris Services Corporation	685,169
8,328	Raven Industries, Inc.	290,481
12,427	Regal-Beloit Corporation	920,219
10,428	RELX plc	251,059
44,112	Ritchie Brothers Auctioneers, Inc.	1,813,885
2,181	Rockwell Automation, Inc.	375,110
4,066	Roper Industries, Inc.	1,370,079
8,412	Saia, Inc.[o]	750,350
1,888	Sandvik AB	33,356
2,217	Schneider Electric SE	206,049
5,096	Signify NVh	149,313
5,946	SiteOne Landscape Supply, Inc.[o]	523,605
7,200	SKF AB	130,364
25,200	Sojitz Corporation	79,318
34,129	Southwest Airlines Company	1,915,661
12,917	SP Plus Corporation[o]	570,544
524	Spirax-Sarco Engineering plc	53,775
4,121	SPX FLOW, Inc.[o]	186,599
21,029	Standex International Corporation	1,593,578
10,000	Sumitomo Corporation	162,424
16,000	Sumitomo Electric Industries, Ltd.	219,420
400	Taikisha, Ltd.	12,939
9,911	Teledyne Technologies, Inc.[o]	3,266,666
3,805	Thermon Group Holdings, Inc.[o]	90,673
1,300	Toppan Forms Company, Ltd.	12,995
884	Transcontinental, Inc.	10,094
1,268	TransDigm Group, Inc.	667,323
34,236	TriMas Corporation[o]	1,106,508
1,000	Tsubakimoto Chain Company	34,166
5,063	UniFirst Corporation	1,016,853
5,150	United Airlines Holdings, Inc.[o]	467,826
6,803	United Rentals, Inc.[o]	908,677
10,557	United Technologies Corporation	1,515,774
18,596	Valmont Industries, Inc.	2,551,185
20,799	Verisk Analytics, Inc.	3,009,615
1,454	Viad Corporation	88,723
1,448	Volvo AB	21,699
12,239	Waste Connections, Inc.	1,130,884
4,192	Watsco, Inc.	739,050
26,170	Willdan Group, Inc.[o]	792,951
10,303	Xylem, Inc.	790,137
600	Yuasa Trading Company, Ltd.	18,614

	Total	82,797,508

Information Technology (4.2%)
8,225	Accenture plc	1,525,080
2,101	Adobe, Inc.[o]	583,931
8,774	ADTRAN, Inc.	77,299
3,889	Advanced Energy Industries, Inc.[o]	229,840
50,150	Advanced Micro Devices, Inc.[o]	1,701,590
18,529	Akamai Technologies, Inc.[o]	1,602,759
3,200	Alliance Data Systems Corporation	320,000
4,081	Alteryx, Inc.[o]	373,412
663	Altisource Portfolio Solutions SAo	11,801
2,592	Amadeus IT Holding SA	191,752
2,586	American Software, Inc.	41,919
34,759	Amphenol Corporation	3,487,370
407	Anixter International, Inc.[o]	33,679
2,874	ANSYS, Inc.[o]	632,711
22,990	Apple, Inc.	5,718,992
6,692	Arista Networks, Inc.[o]	1,636,662
5,255	Atlassian Corporation plc[o]	634,751
10,668	Automatic Data Processing, Inc.	1,730,670
9,410	Avalara, Inc.[o]	668,110
1,028	Badger Meter, Inc.	59,418
222	BE Semiconductor Industries NV	8,230
27,153	Benchmark Electronics, Inc.	920,487
17,626	Blackline, Inc.[o]	823,839
764	Broadridge Financial Solutions, Inc.	95,668
1,159	CACI International, Inc.[o]	259,326
2,200	Canon, Inc.	60,367
1,600	Capgemini SA	180,368
26,444	CDK Global, Inc.	1,336,480
5,233	CDW Corporation	669,353

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2019

Shares	Common Stock (19.4%)	Value
Information Technology (4.2%) - continued
1,896	CEVA, Inc.[o]	$51,609
5,033	CGI, Inc.[o]	391,222
38,521	Ciena Corporation[o]	1,429,900
108,280	Cisco Systems, Inc.	5,144,383
12,911	Clearwater Energy, Inc.	221,682
6,380	Cognex Corporation	328,506
5,536	Computer Services, Inc.	249,120
5,721	Computershare, Ltd.	62,447
1,677	CoreLogic, Inc.[o]	67,902
14,544	Coupa Software, Inc.[o]	1,999,655
12,327	CTS Corporation	328,884
12,583	Descartes Systems Group, Inc.[o]	489,605
23,537	DocuSign, Inc.[o]	1,557,914
71,142	Dolby Laboratories, Inc.	4,576,565
5,643	DSP Group, Inc.[o]	84,137
2,544	Ebix, Inc.[g]	108,451
13,189	Elastic NVo	949,740
5,000	EPAM Systems, Inc.[o]	879,800
5,321	ePlus, Inc.[o]	415,730
6,241	Euronet Worldwide, Inc.[o]	874,177
8,589	ExlService Holdings, Inc.[o]	598,052
2,015	eXp World Holdings, Inc.[g,o]	18,075
9,683	F5 Networks, Inc.[o]	1,395,127
4,439	Fair Isaac Corporation[o]	1,349,634
677	Fiserv, Inc.[o]	71,857
15,087	Five9, Inc.[o]	837,479
9,136	Global Payments, Inc.	1,545,629
19,018	Guidewire Software, Inc.[o]	2,144,089
9,301	Halma plc	225,693
2,302	InterDigital, Inc.	123,456
846	International Business Machines Corporation	113,136
4,996	Intuit, Inc.	1,286,470
3,422	Jack Henry & Associates, Inc.	484,418
9,867	Keysight Technologies, Inc.[o]	995,679
4,771	KLA-Tencor Corporation	806,490
1,277	Kulicke and Soffa Industries, Inc.	30,322
5,255	Lam Research Corporation	1,424,315
32,562	Lattice Semiconductor Corporation[o]	637,890
3,975	ManTech International Corporation	314,741
8,030	MasterCard, Inc.	2,222,784
11,514	Methode Electronics, Inc.	396,082
51,983	Microsoft Corporation	7,452,803
10,256	MicroStrategy, Inc.[o]	1,571,732
6,229	MKS Instruments, Inc.	674,102
21,163	Monolithic Power Systems, Inc.	3,172,757
6,301	MTS Systems Corporation	355,880
13,695	National Instruments Corporation	566,836
1,700	NEC Networks & System Integration Corporation	53,659
8,051	New Relic, Inc.[o]	515,747
9,098	NIC, Inc.	213,985
8,908	Nice, Ltd. ADR[o]	1,405,593
11,176	Nova Measuring Instruments, Ltd.[o]	374,508
5,781	Novanta, Inc.[o]	514,798
630	NVIDIA Corporation	126,643
29,659	Oracle Corporation	1,616,119
5,538	Palo Alto Networks, Inc.[o]	1,259,286
2,234	PayPal Holdings, Inc.[o]	232,559
10,696	Plexus Corporation[o]	790,862
6,526	Progress Software Corporation	260,257
8,888	Proofpoint, Inc.[o]	1,025,409
9,103	Q2 Holdings, Inc.[o]	650,773
7,004	QAD, Inc.	325,546
5,678	QUALCOMM, Inc.	456,738
27,468	Rambus, Inc.[o]	380,294
11,112	Rogers Corporation[o]	1,505,454
600	Ryoyo Electro Corporation	10,648
48,612	SailPoint Technologies Holdings, Inc.[o]	941,128
1,137	Salesforce.com, Inc.[o]	177,929
496	Samsung Electronics Company, Ltd. GDR	530,218
9,019	ScanSource, Inc.[o]	291,314
7,639	ServiceNow, Inc.[o]	1,888,819
900	Shinko Electric Industries Company, Ltd.	8,783
4,882	Silicon Laboratories, Inc.[o]	518,664
996	Square, Inc.[o]	61,184
4,485	Sykes Enterprises, Inc.[o]	138,564
25,585	Synopsys, Inc.[o]	3,473,164
19,600	TE Connectivity, Ltd.	1,754,200
7,774	Teradata Corporation[o]	232,676
7,855	Teradyne, Inc.	480,883
20,408	Texas Instruments, Inc.	2,407,940
7,863	Tyler Technologies, Inc.[o]	2,111,373
6,162	VeriSign, Inc.[o]	1,170,903
23,509	Virtusa Corporation[o]	876,416
2,552	Visa, Inc.	456,451
5,913	WEX, Inc.[o]	1,118,621
7,838	Xilinx, Inc.	711,220

	Total	107,712,149

Materials (0.8%)
12,883	Alcoa Corporation[o]	267,838
4,067	AptarGroup, Inc.	480,516
5,988	Avery Dennison Corporation	765,626
2,232	Balchem Corporation	225,901
6,250	Ball Corporation	437,312
2,939	BHP Group, Ltd.	72,042
6,343	Boise Cascade Company	226,889
4,175	Cabot Corporation	181,988
5,586	Celanese Corporation	676,744
13,229	CF Industries Holdings, Inc.	599,935
15,897	Eastman Chemical Company	1,208,808
7,996	Ecolab, Inc.	1,535,792
14,600	Ferro Corporationo	162,498
18,780	Ferroglobe Representation & Warranty Insurance Trust[c,o]	2
3,368	Granges AB	32,785
2,022	Hexpol AB	18,041
800	Hokuetsu Corporation	4,074
14,421	Innospec, Inc.	1,317,503
820	International Paper Company	35,818
4,700	JSR Corporation	88,237
7,514	Kadant, Inc.	682,271
17,153	Kaiser Aluminum Corporation	1,836,743
1,402	Koninklijke DSM NV	166,401
4,634	Kraton Performance Polymers, Inc.[o]	103,894
3,200	Kyoei Steel, Ltd.	58,274
500	Lintec Corporation	10,501
44,798	Louisiana-Pacific Corporation	1,309,446
5,548	Martin Marietta Materials, Inc.	1,453,077
10,766	Materion Corporation	611,939
2,484	Minerals Technologies, Inc.	122,834
2,100	Mitsubishi Gas Chemical Company, Inc.	29,625
19,467	Myers Industries, Inc.	329,576
7,169	Neenah, Inc.	462,400
12,700	Nippon Steel Corporation	185,363
200	Nissan Chemical Industries, Ltd.	8,212
5,416	Nucor Corporation	291,652
23,166	Nutanix, Inc.[o]	676,911

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2019

Shares	Common Stock (19.4%)	Value
Materials (0.8%) - continued
2,335	Olympic Steel, Inc.	$34,978
2,653	PH Glatfelter Company	47,754
7,670	PPG Industries, Inc.	959,670
7,241	Reliance Steel & Aluminum Company	840,246
2,249	RPM International, Inc.	162,895
10,729	Ryerson Holding Corporation[o]	93,235
7,026	Sandfire Resources NL	28,061
100	Sanyo Special Steel Company, Ltd.	1,266
9,612	Schweitzer-Mauduit International, Inc.	389,190
1,047	Sherwin-Williams Company	599,219
25,743	Steel Dynamics, Inc.	781,557
500	Taiyo Holdings Company, Ltd.	18,120
2,300	Toagosei Company, Ltd.	25,493
4,019	United States Lime & Minerals, Inc.	355,682
2,222	UPM-Kymmene Oyj	72,369
8,771	Verso Corporation[o]	128,407
1,603	W. R. Grace & Company	106,519

	Total	21,322,129

Real Estate (1.1%)
2,171	Acadia Realty Trust	60,745
5,499	Agree Realty Corporation	433,156
7,698	Alexander & Baldwin, Inc.	180,980
3,000	Alexandria Real Estate Equities, Inc.	476,250
1,650	Allied Properties REIT	67,122
1,683	Alstria Office REIT AG	31,534
371	American Assets Trust, Inc.	18,164
17,838	American Campus Communities, Inc.	891,543
3,162	American Tower Corporation	689,569
6,052	Apartment Investment & Management Company	332,134
17,572	Apple Hospitality REIT, Inc.	289,587
5,202	Ares Commercial Real Estate Corporation	80,631
7,037	Armada Hoffler Properties, Inc.	131,873
13,500	Ascendas REIT	31,442
4,000	Ascott Residence Trust[o]	4,054
17,543	Ashford Hospitality Trust, Inc.	47,892
1,919	BBX Capital Corporation	8,578
2,087	Bluerock Residential Growth REIT, Inc.	25,086
3,939	Brandywine Realty Trust	60,188
26,830	Brixmor Property Group, Inc.	590,797
8,177	Camden Property Trust	935,204
774	CareTrust REIT, Inc.	18,762
3,235	Castellum AB	66,109
32,168	CBL & Associates Properties, Inc.	46,322
29,320	Cedar Realty Trust, Inc.	97,929
7,121	Chatham Lodging Trust	128,534
1,203	Choice Properties REIT	12,696
5,403	City Office REIT, Inc.	73,157
58	Cofinimmo SA	8,578
743	Columbia Property Trust, Inc.	15,246
4,549	Corepoint Lodging, Inc.	44,808
6,907	CoreSite Realty Corporation	811,573
7,679	Corporate Office Properties Trust	227,606
3,156	CoStar Group, Inc.[o]	1,734,285
18,959	Cousins Properties, Inc.	760,825
3,728	CubeSmart	118,178
5,247	CyrusOne, Inc.	374,006
1,300	Daito Trust Construction Company, Ltd.	172,277
249	Deutsche EuroShop AG	7,453
3,463	DiamondRock Hospitality Company	34,561
2,500	Digital Realty Trust, Inc.	317,600
7,820	Douglas Emmett, Inc.	338,762
11,000	Duke Realty Corporation	386,540
1,038	EastGroup Properties, Inc.	139,040
10,513	Empire State Realty Trust, Inc.	152,123
328	Entra ASA[h]	4,912
3,684	EPR Properties	286,578
3,778	Equity Commonwealth	121,576
1,004	Equity Lifestyle Properties, Inc.	70,220
123	Essex Property Trust, Inc.	40,237
6,019	Farmland Partners, Inc.	40,327
724	First Capital Realty, Inc.	11,983
5,825	First Industrial Realty Trust, Inc.	245,291
842	Four Corners Property Trust, Inc.	24,123
16,110	Franklin Street Properties Corporation	138,546
12,014	Gaming and Leisure Properties, Inc.	484,885
3,553	Getty Realty Corporation	119,168
5,886	Gladstone Commercial Corporation	138,674
775	Global Net Lease, Inc.	15,097
2,174	Granite REIT	107,652
616	H&R REIT	10,420
6,421	Healthcare Realty Trust, Inc.	223,258
11,309	Healthcare Trust of America, Inc.	350,579
10,630	Highwoods Properties, Inc.	497,484
31,647	Host Hotels & Resorts, Inc.	518,694
430	Howard Hughes Corporation[o]	48,083
4,195	Hudson Pacific Properties, Inc.	150,684
18,000	Hysan Development Company, Ltd.	70,942
2,067	Industrial Logistics Properties Trust	43,903
1,487	Investors Real Estate Trust	112,521
8,559	iSTAR Financial, Inc.	111,353
4,796	JBG SMITH Properties	193,087
3,143	Jones Lang LaSalle, Inc.	460,512
6,069	Kilroy Realty Corporation	509,371
5,509	Kite Realty Group Trust	98,170
4,655	Klepierre SA	173,516
4,916	Lamar Advertising Company	393,329
99	LEG Immobilien AG	11,372
4,808	Lexington Realty Trust	52,311
1,528	Life Storage, Inc.	166,430
457	LTC Properties, Inc.	23,695
1,819	Mack-Cali Realty Corporation	38,963
8,000	Mapletree Commercial Trust	13,693
568	Mapletree Commercial Trust Rights[c,o]	35
5,400	Mapletree Logistics Trust	6,665
20,242	Medical Properties Trust, Inc.	419,617
1,599	Merlin Properties Socimi SA	23,539
1,847	MGM Growth Properties LLC	57,645
46,166	Mirvac Group	102,298
8,079	Monmouth Real Estate Investment Corporation	121,831
1,212	National Health Investors, Inc.	103,977
5,544	National Storage Affiliates Trust	189,438
183	Northview Apartment REIT	4,010
3,931	Office Properties Income Trust	125,320
8,427	Omega Healthcare Investors, Inc.	371,125
3,952	One Liberty Properties, Inc.	112,276
10,463	Outfront Media, Inc.	275,282
6,855	Paramount Group, Inc.	92,337
7,247	Pebblebrook Hotel Trust	186,320
12,094	Pennsylvania REIT	66,759
19,692	Physicians Realty Trust	367,650
2,674	Piedmont Office Realty Trust, Inc.	60,005
7,619	PotlatchDeltic Corporation	323,579
519	PS Business Parks, Inc.	93,705
1,191	PSP Swiss Property AG	157,647

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2019

Shares	Common Stock (19.4%)	Value
Real Estate (1.1%) - continued
5,475	QTS Realty Trust, Inc.	$293,405
1,629	Quebecor, Inc.	37,871
6,183	Rayonier, Inc. REIT	166,817
2,985	RE/MAX Holdings, Inc.	99,848
14,837	Realogy Holdings Corporation	116,916
3,492	Redfin Corporation[g,o]	60,726
2,517	Retail Opportunity Investments Corporation	46,980
18,306	Retail Properties of America, Inc.	251,891
1,376	RioCan REIT	27,612
5,549	RLJ Lodging Trust	91,059
774	RMR Group, Inc.	37,462
6,000	Road King Infrastructure, Ltd.	10,976
6,901	RPT Realty	100,065
2,923	Ryman Hospitality Properties	246,029
15,091	Sabra Health Care REIT, Inc.	371,239
1,085	Saul Centers, Inc.	58,091
7,677	SBA Communications Corporation	1,847,470
18,867	Senior Housing Property Trust	187,255
2,777	Seritage Growth Properties	120,772
16,987	Service Properties Trust	429,771
3,576	SITE Centers Corporation	55,535
6,730	Spirit Realty Capital, Inc.	335,423
7,257	St. Joe Company[o]	134,617
2,574	STAG Industrial, Inc.	79,897
6,517	Store Capital Corporation	263,939
12,846	Summit Hotel Properties, Inc.	157,492
6,315	Sunstone Hotel Investors, Inc.	85,316
753	Swiss Prime Site AG	77,613
3,001	TAG Immobilien AG	72,929
4,030	Tanger Factory Outlet Centers, Inc.	64,964
2,417	Taubman Centers, Inc.	86,480
3,794	Terreno Realty Corporation	214,020
4,886	UMH Properties, Inc.	72,948
548	Universal Health Realty Income Trust	65,338
10,913	Urban Edge Properties	230,373
3,962	Urstadt Biddle Properties, Inc.	96,395
15,594	VICI Properties, Inc.	367,239
19,667	Washington Prime Group, Inc.	82,995
1,203	Washington REIT	37,317
5,673	Weingarten Realty Investors	180,004
1,068	Weyerhaeuser Company	31,196
14,000	Wing Tai Holdings, Ltd.	20,879
2,700	Xenia Hotels & Resorts, Inc.	56,835

	Total	28,328,197

Utilities (0.2%)
8,076	AGL Energy, Ltd.	110,243
7,600	Alliant Energy Corporation	405,384
6,650	Artesian Resources Corporation	246,715
1,395	Chesapeake Utilities Corporation	132,246
6,400	CMS Energy Corporation	409,088
5,220	Consolidated Water Company, Ltd.	91,559
2,407	Contact Energy, Ltd.	11,384
1,618	DTE Energy Company	206,004
6,429	Enagas SA	159,083
4,250	Entergy Corporation	516,290
24,182	Exelon Corporation	1,100,039
1,231	IDACORP, Inc.	132,480
2,824	Middlesex Water Company	189,914
5,144	New Jersey Resources Corporation	224,278
858	Northland Power, Inc.	17,133
3,649	NorthWestern Corporation	264,625
3,108	Otter Tail Corporation	176,161
8,537	PNM Resources, Inc.	445,205
5,400	Public Service Enterprise Group, Inc.	341,874
2,332	Southwest Gas Holdings, Inc.	203,584
4,891	Spire, Inc.	411,137
3,730	Unitil Corporation	232,267

	Total	6,026,693

	Total Common Stock (cost $424,286,692)	504,045,389

Shares	Collateral Held for Securities Loaned (0.3%)	Value
8,532,636	Thrivent Cash Management Trust	8,532,636

	Total Collateral Held for Securities Loaned (cost $8,532,636)	8,532,636

Shares or Principal Amount	Short-Term Investments (14.2%)	Value
	Federal Home Loan Bank Discount Notes
4,600,000	1.980%, 11/5/2019[p,q]	4,599,141
3,400,000	1.940%, 11/12/2019[p,q]	3,398,255
200,000	1.910%, 12/5/2019[p,q]	199,684
1,300,000	1.740%, 12/10/2019[p,q]	1,297,648
1,300,000	1.920%, 12/11/2019[p,q]	1,297,588
1,500,000	1.660%, 12/18/2019[p,q]	1,496,730
300,000	1.620%, 12/30/2019[p,q]	299,179
7,700,000	1.570%, 1/29/2020[p,q]	7,669,161
	Thrivent Core Short-Term Reserve Fund
34,725,665	2.110%	347,256,648
	U.S. Treasury Bills
280,000	1.923%, 11/29/2019[p,r]	279,677
300,000	1.617%, 1/9/2020[p,r]	299,122

	Total Short-Term Investments (cost $368,092,753)	368,092,833

	Total Investments (cost $2,449,014,415) 108.6%	$2,821,469,221

	Other Assets and Liabilities, Net (8.6%)	(224,562,246)

	Total Net Assets 100.0%	$2,596,906,975

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	In bankruptcy. Interest is being accrued per the bankruptcy agreement terms.
e	All or a portion of the loan is unfunded.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	All or a portion of the security is on loan.

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2019

h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $100,648,598 or 3.9% of total net assets.

i

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

j	All or a portion of the security is insured or guaranteed.
k	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2019.
l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
m	Defaulted security. Interest is not being accrued.
n	In bankruptcy. Interest is not being accrued.
o	Non-income producing security.
p	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
q	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
r	At October 31, 2019, $518,868 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Fund as of October 31, 2019:

Securities Lending Transactions
Common Stock	$5,474,493
Long-Term Fixed Income	2,779,155

Total lending	$8,253,648
Gross amount payable upon return of collateral for securities loaned	$8,532,636

Net amounts due to counterparty	$278,988

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

100

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (0.8%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$251,136	4.536%, (LIBOR 1M + 2.750%), 3/7/2024[b]	$243,916
	Big River Steel, LLC, Term Loan
220,500	7.104%, (LIBOR 3M + 5.000%), 8/23/2023[b]	218,434
	Chemours Company, Term Loan
285,650	3.540%, (LIBOR 1M + 1.750%), 4/3/2025[b]	269,405
	Momentive Performance Materials USA, LLC, Term Loan
149,625	5.040%, (LIBOR 1M + 3.250%), 5/15/2024[b]	146,727
	MRC Global (US), Inc., Term Loan
984,963	4.786%, (LIBOR 1M + 3.000%), 9/22/2024[b,c]	970,188
	Peabody Energy Corporation, Term Loan
162,525	4.536%, (LIBOR 1M + 2.750%), 3/31/2025[b]	128,123
	Pixelle Specialty Solutions, LLC, Term Loan
258,050	7.786%, (LIBOR 1M + 6.000%), 10/31/2024[b,c]	252,889
	Starfruit US Holdco, LLC, Term Loan
159,993	5.190%, (LIBOR 1M + 3.250%), 10/1/2025[b]	155,829

	Total	2,385,511

Capital Goods (0.1%)
	Advanced Disposal Services, Inc., Term Loan
192,746	4.086%, (LIBOR 1W + 2.250%), 11/10/2023[b]	192,985
	GFL Environmental, Inc., Term Loan
232,644	4.786%, (LIBOR 1M + 3.000%), 5/31/2025[b]	231,730
	Navistar, Inc., Term Loan
112,988	5.420%, (LIBOR 1M + 3.500%), 11/6/2024[b]	111,646
	Sotera Health Holdings, LLC, Term Loan
227,335	4.927%, (LIBOR 3M + 3.000%), 5/15/2022[b]	223,073
	TransDigm, Inc., Term Loan
233,813	4.286%, (LIBOR 1M + 2.500%), 6/9/2023[b]	232,614
	Vertiv Group Corporation, Term Loan
599,098	5.927%, (LIBOR 1M + 4.000%), 11/15/2023[b]	563,002

	Total	1,555,050

Communications Services (0.1%)
	Altice France SA, Term Loan
170,625	4.536%, (LIBOR 1M + 2.750%), 7/31/2025[b]	164,919
	CenturyLink, Inc., Term Loan
412,650	4.536%, (LIBOR 1M + 2.750%), 1/31/2025[b]	408,164
	CommScope Inc., Term Loan
120,000	5.036%, (LIBOR 1M + 3.250%), 4/4/2026[b]	117,563
	CSC Holdings, LLC, Term Loan
73,125	4.171%, (LIBOR 1M + 2.250%), 7/17/2025[b]	72,688
	Diamond Sports Group, LLC, Term Loan
205,000	5.080%, (LIBOR 1M + 3.250%), 8/24/2026[b]	205,769
	Entercom Media Corporation, Term Loan
16,291	4.554%, (LIBOR 1M + 2.750%), 11/17/2024[b]	16,287
	Frontier Communications Corporation, Term Loan
509,435	5.540%, (LIBOR 1M + 3.750%), 6/15/2024[b]	507,016
	HCP Acquisition, LLC, Term Loan
298,739	4.786%, (LIBOR 1M + 3.000%), 5/16/2024[b]	297,885
	Intelsat Jackson Holdings SA, Term Loan
310,000	5.682%, (LIBOR 3M + 3.750%), 11/27/2023[b]	309,420
	Mediacom Illinois, LLC, Term Loan
118,200	3.570%, (LIBOR 1W + 1.750%), 2/15/2024[b]	118,003
	NEP Group, Inc., Term Loan
203,463	5.036%, (LIBOR 1M + 3.250%), 10/20/2025[b]	195,007
30,000	8.786%, (LIBOR 1M + 7.000%), 10/19/2026[b]	28,650
	SBA Senior Finance II, LLC, Term Loan
182,688	3.790%, (LIBOR 1M + 2.000%), 4/11/2025[b]	183,071
	Sprint Communications, Inc., Term Loan
716,625	4.313%, (LIBOR 1M + 2.500%), 2/3/2024[b]	707,968
	TNS, Inc., Term Loan
347,000	5.930%, (LIBOR 3M + 4.000%), 8/14/2022[b]	339,772
	WideOpenWest Finance, LLC, Term Loan
205,800	5.054%, (LIBOR 1M + 3.250%), 8/19/2023[b]	197,247
	Windstream Services, LLC, Term Loan
60,000	4.290%, (LIBOR 1M + 2.500%), 2/26/2021[b]	60,000
193,515	9.750%, (PRIME + 5.000%), 3/30/2021[b,d]	195,278

	Total	4,124,707

Consumer Cyclical (0.1%)
	Boyd Gaming Corporation, Term Loan
41,322	3.960%, (LIBOR 1W + 2.250%), 9/15/2023[b]	41,335
	Cengage Learning, Inc., Term Loan
344,144	6.036%, (LIBOR 1M + 4.250%), 6/7/2023[b,e,f]	319,365
	Eldorado Resorts, Inc., Term Loan
30,233	4.214%, (LIBOR 1M + 2.250%), 4/17/2024[b]	30,182

The accompanying Notes to Financial Statements are an integral part of this schedule.

101

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Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (0.8%)[a]	Value
Consumer Cyclical (0.1%) - continued
	Four Seasons Hotels, Ltd., Term Loan
$201,376	3.786%, (LIBOR 1M + 2.000%), 11/30/2023[b]	$202,019
	Golden Entertainment, Inc., Term Loan
381,175	4.810%, (LIBOR 1M + 3.000%), 10/20/2024[b]	381,415
	Golden Nugget, LLC, Term Loan
413,831	471.588%, (LIBOR 3M + 2.750%), 10/4/2023[b]	412,731
	LCPR Loan Financing, LLC, Term Loan
485,000	0.000%, (LIBOR 3M + 5.000%), 10/22/2026[b,e,f]	487,731
	Men’s Warehouse, Inc., Term Loan
207,275	5.282%, (LIBOR 1M + 3.250%), 4/9/2025[b]	152,001
	Mohegan Gaming and Entertainment, Term Loan
284,308	5.786%, (LIBOR 1M + 4.000%), 10/13/2023[b]	262,541
	Penn National Gaming, Inc., Term Loan
163,762	4.036%, (LIBOR 1M + 2.250%), 10/15/2025[b]	164,254
	Scientific Games International, Inc., Term Loan
788,223	4.536%, (LIBOR 2M + 2.750%), 8/14/2024[b]	778,615
	Staples, Inc., Term Loan
109,725	6.623%, (LIBOR 1M + 4.500%), 9/12/2024[b]	108,170
319,200	7.123%, (LIBOR 1M + 5.000%), 4/12/2026[b]	314,319
	Stars Group Holdings BV, Term Loan
178,357	5.604%, (LIBOR 3M + 3.500%), 7/10/2025[b]	179,011
	Wyndham Hotels & Resorts, Inc., Term Loan
138,600	3.536%, (LIBOR 1M + 1.750%), 5/30/2025[b]	139,178

	Total	3,972,867

Consumer Non-Cyclical (0.1%)
	Air Medical Group Holdings, Inc., Term Loan
550,200	5.096%, (LIBOR 1M + 3.250%), 4/28/2022[b]	492,946
98,250	6.036%, (LIBOR 1M + 4.250%), 3/14/2025[b]	87,864
	Albertson’s LLC, Term Loan
655,000	4.536%, (LIBOR 1M + 2.750%), 8/17/2026[b,e,f]	658,151
	Bausch Health Companies, Inc., Term Loan
986,199	4.921%, (LIBOR 1M + 3.000%), 6/1/2025[b]	989,384
	Chobani, LLC, Term Loan
233,799	5.286%, (LIBOR 1M + 3.500%), 10/10/2023[b]	228,148
	Endo International plc, Term Loan
615,473	6.063%, (LIBOR 1M + 4.250%), 4/27/2024[b]	565,004
	Grifols Worldwide Operations USA, Inc., Term Loan
297,375	4.086%, (LIBOR 1W + 2.250%), 1/31/2025[b]	297,631
	JBS USA LUX SA, Term Loan
263,675	4.286%, (LIBOR 1M + 2.500%), 5/1/2026[b]	264,363
	Libbey Glass, Inc., Term Loan
107,074	4.940%, (LIBOR 1M + 3.000%), 4/9/2021[b]	82,982
	Mallinckrodt International Finance SA, Term Loan
308,434	5.175%, (LIBOR 3M + 3.000%), 2/24/2025[b]	239,617
	McGraw-Hill Global Education Holdings, LLC, Term Loan
541,449	5.786%, (LIBOR 1M + 4.000%), 5/4/2022[b]	493,563
	R.R. Donnelley & Sons Company, Term Loan
39,899	6.823%, (LIBOR 1M + 5.000%), 1/15/2024[b]	39,999

	Total	4,439,652

Energy (0.1%)
	BCP Raptor II, LLC, Term Loan
194,513	6.536%, (LIBOR 1M + 4.750%), 12/19/2025[b]	170,441
	Calpine Corporation, Term Loan
220,396	4.610%, (LIBOR 3M + 2.500%), 1/15/2024[b]	220,185
	CONSOL Energy, Inc., Term Loan
189,050	6.290%, (LIBOR 1M + 4.500%), 9/28/2024[b,c]	173,926
	Fieldwood Energy, LLC, Term Loan
190,000	7.177%, (LIBOR 3M + 5.250%), 4/11/2022[b]	151,810
	HFOTCO, LLC, Term Loan
286,375	4.540%, (LIBOR 1M + 2.750%), 6/26/2025[b,c]	286,017
	McDermott Technology (Americas), Inc., Term Loan
339,825	7.104%, (LIBOR 3M + 5.000%), 5/10/2025[b]	203,555
	Radiate Holdco, LLC, Term Loan
805,542	4.786%, (LIBOR 1M + 3.000%), 2/1/2024[b]	796,705

	Total	2,002,639

Financials (0.1%)
	Cyxtera DC Holdings, Inc., Term Loan
92,862	4.930%, (LIBOR 1M + 3.000%), 5/1/2024[b]	77,134
50,000	9.200%, (LIBOR 1M + 7.250%), 5/1/2025[b]	32,036
	Digicel International Finance, Ltd., Term Loan
456,844	5.340%, (LIBOR 3M + 3.250%), 5/27/2024[b]	387,340
	DTZ U.S. Borrower, LLC, Term Loan
321,750	5.036%, (LIBOR 1M + 3.250%), 8/21/2025[b]	322,017

The accompanying Notes to Financial Statements are an integral part of this schedule.

102

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (0.8%)[a]	Value
Financials (0.1%) - continued
	Genworth Holdings, Inc., Term Loan
$98,500	6.323%, (LIBOR 1M + 4.500%), 3/7/2023[b,c]	$98,254
	GGP Nimbus, LLC, Term Loan
1,074,150	4.286%, (LIBOR 1M + 2.500%), 8/24/2025[b]	1,056,029
	Harland Clarke Holdings Corporation, Term Loan
155,288	6.854%, (LIBOR 3M + 4.750%), 11/3/2023[b]	120,543
	Level 3 Parent, LLC, Term Loan
200,000	4.036%, (LIBOR 1M + 2.250%), 2/22/2024[b]	200,150
	MoneyGram International, Inc., Term Loan
173,973	7.786%, (LIBOR 1M + 6.000%), 6/30/2023[b,c]	155,706
	Sable International Finance, Ltd., Term Loan
717,227	5.036%, (LIBOR 1M + 3.250%), 1/31/2026[b]	718,919
	Trans Union, LLC, Term Loan
187,769	3.800%, (LIBOR 1M + 2.000%), 4/9/2023[b]	188,022
	Tronox Finance, LLC, Term Loan
446,043	4.660%, (LIBOR 3M + 2.750%), 9/22/2024[b]	441,640

	Total	3,797,790

Technology (0.1%)
	Clear Channel Outdoor Holdings, Inc., Term Loan
245,000	5.286%, (LIBOR 1M + 3.500%), 8/21/2026[b]	245,395
	Prime Security Services Borrower, LLC, Term Loan
775,000	5.247%, (LIBOR 1M + 3.250%), 9/23/2026[b]	747,596
	Rackspace Hosting, Inc., Term Loan
649,278	5.287%, (LIBOR 2M + 3.000%), 11/3/2023[b]	576,436
	SS&C Technologies Holdings Europe SARL, Term Loan
94,730	4.036%, (LIBOR 1M + 2.250%), 4/16/2025[b]	94,888
	SS&C Technologies, Inc., Term Loan
145,119	4.036%, (LIBOR 1M + 2.250%), 4/16/2025[b]	145,361

	Total	1,809,676

Utilities (<0.1%)
	Core and Main, LP, Term Loan
250,538	4.808%, (LIBOR 3M + 2.750%), 8/1/2024[b]	244,587

	Total	244,587

	Total Bank Loans (cost $25,228,449)	24,332,479

Shares	Registered Investment Companies (47.8%)	Value
Unaffiliated (1.2%)
11,579	Consumer Discretionary Select Sector SPDR Fund	1,399,322
36,000	Invesco Senior Loan ETF	806,760
5,384	iShares iBoxx $ High Yield Corporate Bond ETF	467,385
68,695	iShares iBoxx $ Investment Grade Corporate Bond ETF	8,773,038
13,829	iShares Russell 2000 Value Index Fund	1,692,531
20,947	Materials Select Sector SPDR Fund	1,218,906
3,536	ProShares Ultra S&P 500[g]	472,374
2,000	SPDR Bloomberg Barclays High Yield Bond ETF	216,380
48,372	SPDR S&P 500 ETF Trust	14,672,679
24,355	SPDR S&P Biotech ETF[g]	1,988,099
58,771	SPDR S&P Metals & Mining ETF[g]	1,546,265
33,072	VanEck Vectors Oil Services ETF	368,091
38,945	Vanguard Real Estate ETF	3,672,514

	Total	37,294,344

Affiliated (46.6%)
3,532,563	Thrivent Core Emerging Markets Debt Fund	34,725,093
8,915,969	Thrivent Core International Equity Fund	86,306,579
9,048,851	Thrivent Core Low Volatility Equity Fund	109,491,092
5,134,248	Thrivent Global Stock Fund, Class S	135,852,199
4,765,916	Thrivent High Yield Fund, Class S	22,542,780
7,154,861	Thrivent Income Fund, Class S	68,328,918
23,986,445	Thrivent International Allocation Fund, Class S	245,381,330
17,517,076	Thrivent Large Cap Growth Fund, Class S	224,568,910
10,294,208	Thrivent Large Cap Value Fund, Class S	233,678,523
2,965,295	Thrivent Limited Maturity Bond Fund, Class S	37,125,488
6,346,474	Thrivent Mid Cap Stock Fund, Class S	171,989,444
1,818,493	Thrivent Small Cap Stock Fund, Class S	44,443,962

	Total	1,414,434,318

	Total Registered Investment Companies (cost $1,136,946,816)	1,451,728,662

Shares	Common Stock (25.9%)	Value
Communications Services (0.5%)
3,815	Activision Blizzard, Inc.	213,754
2,486	Alphabet, Inc., Class Ah	3,129,377
1,559	Alphabet, Inc., Class Ch	1,964,511
49,481	Auto Trader Group plc[i]	360,534
4,564	CBS Corporation	164,487
22,870	Comcast Corporation	1,025,033
29,702	DISH Network Corporation[h]	1,021,155
7,169	Facebook, Inc.[h]	1,373,939
2,640	Hemisphere Media Group, Inc.[h]	34,082
25,000	HKT Trust and HKT, Ltd.	38,891
842	Ipsos SA	25,374
23,262	Mediaset Espana Comunicacion SA	142,337
12,931	News Corporation	182,586
85,463	ORBCOMM, Inc.[h]	342,707
2,140	Rightmove plc	16,611
3,471	Scholastic Corporation	133,633

The accompanying Notes to Financial Statements are an integral part of this schedule.

103

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (25.9%)	Value
Communications Services (0.5%) - continued
11,349	Seven West Media, Ltd.[h]	$3,117
15,705	Take-Two Interactive Software, Inc.[h]	1,890,097
8,559	Telenor ASA	160,188
8,800	TV Asahi Holdings Corporation	137,447
29,589	Twitter, Inc.[h]	886,782
24,933	Verizon Communications, Inc.	1,507,699
1,978	Wolters Kluwer NV	145,686
21,880	Zillow Group, Inc.[h]	708,693

	Total	15,608,720

Consumer Discretionary (2.6%)
1,329	Alibaba Group Holding, Ltd. ADR[h]	234,794
2,390	Amazon.com, Inc.[h]	4,246,217
1,000	AOKI Holdings, Inc.	10,174
2,200	Aoyama Trading Company, Ltd.	38,708
7,709	Aptiv plc	690,341
1,300	Autobacs Seven Company, Ltd.	21,461
130	AutoZone, Inc.[h]	148,769
9,254	Barratt Developments plc	75,678
2,900	Benesse Holdings, Inc.	77,632
5,079	Berkeley Group Holdings plc	289,501
791	Booking Holdings, Inc.[h]	1,620,577
26,178	BorgWarner, Inc.	1,091,099
39,118	Bright Horizons Family Solutions, Inc.[h]	5,809,805
17,207	Burlington Stores, Inc.[h]	3,306,669
30,144	Canada Goose Holdings, Inc.[g,h]	1,260,924
3,166	Century Casinos, Inc.[h]	23,397
30,010	Children’s Place, Inc.[g]	2,458,119
2,469	Chipotle Mexican Grill, Inc.[h]	1,921,277
1,300	Chiyoda Company, Ltd.	19,264
1,434	Cie Generale des Etablissements Michelin	174,600
25,100	Citizen Watch Company, Ltd.	133,446
910	Compass Group plc	24,228
4,147	Cooper-Standard Holdings, Inc.[h]	132,123
2,960	Countryside Properties plc[i]	13,548
40,072	Crocs, Inc.[h]	1,402,119
11,267	CSS Industries, Inc.	50,701
12,397	Culp, Inc.	191,782
4,787	D.R. Horton, Inc.	250,695
29,761	Delphi Technologies plc	363,382
8,100	Denso Corporation	376,082
66,207	Designer Brands, Inc.	1,092,415
5,099	Domino’s Pizza, Inc.	1,384,990
53,247	Duluth Holdings, Inc.[g,h]	492,002
16,010	Emerald Expositions Events, Inc.	155,617
12,300	Ethan Allen Interiors, Inc.	242,433
22,783	Etsy, Inc.[h]	1,013,616
600	Exedy Corporation	14,133
30,088	Five Below, Inc.[h]	3,764,310
232	Genuine Parts Company	23,799
36,492	G-III Apparel Group, Ltd.[h]	916,314
27,609	Grand Canyon Education, Inc.[h]	2,538,924
7,886	Harley-Davidson, Inc.	306,844
14,590	Home Depot, Inc.	3,422,522
3,653	Hooker Furniture Corporation	86,467
602	Johnson Outdoors, Inc.	35,247
44,839	Knoll, Inc.	1,198,995
8,314	Lear Corporation	979,140
11,873	Lowe’s Companies, Inc.	1,325,146
6,342	Lululemon Athletica, Inc.[h]	1,295,480
10,038	Marcus Corporation	362,372
2,062	McDonald’s Corporation	405,595
17,008	Michaels Companies, Inc.[h]	148,480
14,401	Modine Manufacturing Company[h]	164,603
1,250	Mohawk Industries, Inc.[h]	179,225
25,617	Moneysupermarket.com Group plc	113,987
40,072	Movado Group, Inc.	1,043,876
948	Netflix, Inc.[h]	272,465
8,700	NHK Spring Company, Ltd.	71,072
5,015	NIKE, Inc.	449,093
70,200	Nissan Motor Company, Ltd.	443,003
38,588	Norwegian Cruise Line Holdings, Ltd.[h]	1,958,727
74	NVR, Inc.[h]	269,108
33,433	Ollie’s Bargain Outlet Holdings, Inc.[h]	2,135,700
1,300	Onward Holdings Company, Ltd.	7,516
2,145	O’Reilly Automotive, Inc.[h]	934,169
15,923	Oxford Industries, Inc.	1,096,458
18,613	Park Hotels & Resorts, Inc.	432,752
5,000	Park24 Company, Ltd.	118,082
51,097	Planet Fitness, Inc.[h]	3,252,835
143,750	Playa Hotels and Resorts NVh	1,198,875
900	PLENUS Company, Ltd.[g]	15,628
150,675	Red Rock Resorts, Inc.	3,281,702
13,035	Redrow plc	101,619
8,184	RHg,h	1,487,033
1,500	Rinnai Corporation	110,255
8,359	Ruth’s Hospitality Group, Inc.	172,028
2,800	Sangetsu Company, Ltd.	52,939
3,100	Sekisui House, Ltd.	66,850
800	SHIMAMURA Company, Ltd.	67,762
3,090	Sony Corporation ADR	187,965
13,163	Standard Motor Products, Inc.	689,215
2,255	Starbucks Corporation	190,683
1,723	Strategic Education, Inc.	211,981
600	Sumitomo Forestry Company, Ltd.	8,709
23,000	Sumitomo Rubber Industries, Ltd.	304,836
4,363	Super Retail Group, Ltd.	28,663
400	Takara Standard Company, Ltd.	7,015
49,492	Taylor Wimpey plc	106,146
23,374	Texas Roadhouse, Inc.	1,320,631
8,625	TJX Companies, Inc.	497,231
55,199	Toll Brothers, Inc.	2,195,264
11,100	Toyoda Gosei Company, Ltd.	259,681
8,335	Tupperware Brands Corporation	80,266
6,740	Ulta Beauty, Inc.[h]	1,571,431
1,000	United Arrows, Ltd.	30,569
12,805	Vail Resorts, Inc.	2,975,498
103	WH Smith plc	2,919
16,671	Wingstop, Inc.	1,390,862
26,731	Zumiez, Inc.[h]	852,986

	Total	80,071,866

Consumer Staples (1.1%)
1,700	Arcs Company, Ltd.	34,114
11,218	Calavo Growers, Inc.	972,937
2,007	Carlsberg AS	282,634
27,170	Casey’s General Stores, Inc.	4,640,908
4,170	Central Garden & Pet Company[h]	125,183
163	Clorox Company	24,074
30,842	Coca-Cola Company	1,678,730
32,377	Colgate-Palmolive Company	2,221,062
2,011	Costco Wholesale Corporation	597,488
142,335	Cott Corporation	1,829,005
2,031	ForFarmers BV	12,322
497	Glanbia plc	5,538
677	Grocery Outlet Holding Corporation[h]	21,596
112,271	Hain Celestial Group, Inc.[h]	2,654,087
34,400	Japan Tobacco, Inc.	777,533
15,290	John B. Sanfilippo & Son, Inc.	1,622,575

The accompanying Notes to Financial Statements are an integral part of this schedule.

104

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Schedule of Investments as of October 31, 2019

Shares	Common Stock (25.9%)	Value
Consumer Staples (1.1%) - continued
2,060	Kimberly-Clark Corporation	$273,733
3	Lindt & Spruengli AG	22,291
273	L’Oreal SA	79,733
400	Ministop Company, Ltd.	5,381
18,738	Monster Beverage Corporation[h]	1,051,764
5,711	Nestle SA	610,971
18,953	PepsiCo, Inc.	2,599,783
11,013	Philip Morris International, Inc.	896,899
20,508	Procter & Gamble Company	2,553,451
3,596	Seneca Foods Corporation[h]	127,227
3,700	Sugi Holdings Company, Ltd.	205,377
8,900	Sundrug Company, Ltd.	294,507
176,607	SunOpta, Inc.[h]	337,319
439	Sysco Corporation	35,063
17,467	TreeHouse Foods, Inc.[h]	943,567
300	TSURUHA Holdings, Inc.	33,747
100,014	Turning Point Brands, Inc.	2,087,292
6,795	Unilever NV	401,630
10,844	Unilever plc	649,329
13,059	Wal-Mart Stores, Inc.	1,531,298

	Total	32,240,148

Energy (0.6%)
27,207	Abraxas Petroleum Corporation[h]	7,890
130,358	Archrock, Inc.	1,256,651
12,043	BP plc ADR	456,550
9,590	Chevron Corporation	1,113,783
7,856	Cimarex Energy Company	331,680
6,600	Concho Resources, Inc.	445,632
2,170	Contura Energy, Inc.[h]	49,780
8,053	Core Laboratories NV	354,654
16,398	Diamondback Energy, Inc.	1,406,292
7,780	Enterprise Products Partners, LP	202,513
12,822	EOG Resources, Inc.	888,693
43,793	EQT Corporation	470,337
11,507	Era Group, Inc.[h]	111,273
220,391	Euronav NV	2,452,952
2,343	Evolution Petroleum Corporation	13,168
20,834	Exterran Corporation[h]	263,967
1,083	Exxon Mobil Corporation	73,178
28,433	Frank’s International NVh	139,322
337	Gaztransport Et Technigaz SA	30,747
46,475	Gran Tierra Energy, Inc.[h]	50,193
10,300	Halliburton Company	198,275
10,313	Helmerich & Payne, Inc.	386,737
20,602	Liberty Oilfield Services, Inc.[g]	189,744
31,694	Marathon Oil Corporation	365,432
8,860	Marathon Petroleum Corporation	566,597
517	Matrix Service Company[h]	9,699
140,378	Nabors Industries, Ltd.	259,699
113,704	Nine Energy Service, Inc.[h]	642,428
67,552	Oceaneering International, Inc.[h]	956,536
9,574	Oil States International, Inc.[h]	136,621
9,112	Pacific Drilling SAh	22,780
81,452	Patterson-UTI Energy, Inc.	677,681
6,356	Pioneer Natural Resources Company	781,915
13,469	Royal Dutch Shell plc, Class A	390,442
21,225	Royal Dutch Shell plc, Class B	611,277
6,495	Schlumberger, Ltd.	212,322
1,187	SEACOR Holdings, Inc.[h]	50,934
4,437	Select Energy Services, Inc.[h]	33,721
68,349	Talos Energy, Inc.[h]	1,471,554
27,590	TechnipFMC plc	544,351
8,428	Unit Corporation[h]	17,193
66,993	WPX Energy, Inc.[h]	668,590

	Total	19,313,783

Financials (4.6%)
466	1st Source Corporation	23,850
2,579	AB Industrivarden	55,878
8,250	Aflac, Inc.	438,570
18,582	AG Mortgage Investment Trust, Inc.	290,623
2,590	Alleghany Corporation[h]	2,015,771
2,640	Allianz SE	644,748
46,343	Ally Financial, Inc.	1,419,486
55,853	American Financial Group, Inc.	5,810,946
4,970	American International Group, Inc.	263,211
9,832	Ameriprise Financial, Inc.	1,483,551
27,459	Ameris Bancorp	1,176,618
14,090	Argo Group International Holdings, Ltd.	871,748
14,847	Arthur J. Gallagher & Company	1,354,343
3,165	Artisan Partners Asset Management, Inc.	86,563
35	Ashford, Inc.[h]	825
92,307	Assured Guaranty, Ltd.	4,331,044
1,648	Baloise Holding AG	304,803
28,477	Bank Leumi Le-Israel BM	207,434
54,848	Bank of America Corporation	1,715,097
2,438	Bank of Marin Bancorp	106,955
6,764	Bank of Montreal	500,714
17,873	Bank of N.T. Butterfield & Son, Ltd.	588,915
11,567	BankFinancial Corporation	148,983
6,101	Banner Corporation	329,332
13,833	Berkshire Hathaway, Inc.[h]	2,940,619
2,707	BlackRock, Inc.	1,249,822
13,029	BOK Financial Corporation	1,005,187
56,671	Boston Private Financial Holdings, Inc.	637,549
35,981	Bridgewater Bancshares, Inc.[h]	453,001
142,973	BrightSphere Investment Group	1,403,995
12,682	Brown & Brown, Inc.	477,858
5,024	Byline Bancorp, Inc.[h]	87,116
6,879	Capital One Financial Corporation	641,467
12,291	Cboe Global Markets, Inc.	1,415,309
727	Central Pacific Financial Corporation	21,025
4,329	Charles Schwab Corporation	176,234
2,610	Chubb, Ltd.	397,816
29,396	CI Financial Corporation	427,850
7,083	Cincinnati Financial Corporation	801,866
18,210	Citigroup, Inc.	1,308,571
19,119	Citizens Financial Group, Inc.	672,224
11,023	CNP Assurances	218,798
22,897	Cohen & Steers, Inc.	1,498,380
16,442	Colony Capital, Inc.	92,075
29,929	Comerica, Inc.	1,957,955
18,510	Community Trust Bancorp, Inc.	810,923
11,379	Cullen/Frost Bankers, Inc.	1,025,020
26,200	DBS Group Holdings, Ltd.	499,395
475	Deutsche Boerse AG	73,558
9,883	Deutsche Pfandbriefbank AGi	135,064
166	Diamond Hill Investment Group, Inc.	23,383
17,287	Direct Line Insurance Group plc	60,950
19,657	Discover Financial Services	1,577,671
15,580	DnB ASA	283,670
19,896	Dynex Capital, Inc.	321,519
78,386	E*TRADE Financial Corporation	3,275,751
10,071	East West Bancorp, Inc.	432,247
5,417	Ellington Residential Mortgage REIT	58,883
5,804	Enstar Group, Ltd.[h]	1,166,024

The accompanying Notes to Financial Statements are an integral part of this schedule.

105

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (25.9%)	Value
Financials (4.6%) - continued
6,849	Enterprise Financial Services Corporation	$299,986
25,544	Essent Group, Ltd.	1,330,587
5,252	Euronext NVi	423,690
41,190	Everi Holdings, Inc.[h]	414,371
4,118	FBL Financial Group, Inc.	236,291
1,136	Federal Agricultural Mortgage Corporation	96,208
39,785	Fifth Third Bancorp	1,156,948
12,037	Financial Institutions, Inc.	378,323
21,080	First American Financial Corporation	1,302,322
629	First Bancorp	23,745
22,626	First Busey Corporation	596,648
6,687	First Citizens BancShares, Inc.	3,289,469
30,838	First Defiance Financial Corporation	953,511
9,778	First Financial Corporation	428,961
12,239	First Hawaiian, Inc.	334,492
34,740	First Interstate BancSystem, Inc.	1,457,690
629	First Mid-Illinois Bancshares, Inc.	21,952
24,005	First Midwest Bancorp, Inc.	493,063
1,658	First of Long Island Corporation	38,864
17,161	First Republic Bank	1,825,244
42,740	FlexiGroup, Ltd.	57,420
810	Goldman Sachs Group, Inc.	172,838
19,630	Great Southern Bancorp, Inc.	1,186,045
36,343	Hamilton Lane, Inc.	2,166,770
2,814	Hancock Whitney Corporation	109,746
12,696	Hanover Insurance Group, Inc.	1,672,190
48,526	Hartford Financial Services Group, Inc.	2,769,864
25,319	Heartland Financial USA, Inc.	1,184,423
128,205	Heritage Commerce Corporation	1,541,024
15,460	Hometrust Bancshares, Inc.	412,782
23,708	Horace Mann Educators Corporation	1,032,721
21,379	Horizon Bancorp, Inc.	390,274
12,554	Houlihan Lokey, Inc.	593,302
85,542	HSBC Holdings plc	646,281
738	IA Financial Corporation, Inc.	35,541
46,713	IBERIABANK Corporation	3,428,267
20,911	Independent Bank Corporation	470,707
23,132	Interactive Brokers Group, Inc.	1,100,389
23,398	Intercontinental Exchange, Inc.	2,206,899
5,951	International Bancshares Corporation	243,753
66,632	Israel Discount Bank, Ltd.	304,497
8,359	J.P. Morgan Chase & Company	1,044,206
10,273	Kemper Corporation	738,423
88,668	KeyCorp	1,593,364
2,117	KKR Real Estate Finance Trust, Inc.	42,446
542	L E Lundbergforetagen AB	20,428
7,886	Lakeland Bancorp, Inc.	130,513
4,895	Laurentian Bank of Canada	168,357
20,173	Loews Corporation	988,477
8,525	M&T Bank Corporation	1,334,418
23,677	Manulife Financial Corporation	440,966
1,383	Markel Corporation[h]	1,619,493
23,076	Medibank Private, Ltd.	53,784
3,623	Mercantile Bank Corporation	127,566
24,813	Meridian Bancorp, Inc.	485,342
7,260	MetLife, Inc.	339,695
24,636	MidWestOne Financial Group, Inc.	803,010
1,298	Moody’s Corporation	286,456
6,070	Morgan Stanley	279,524
5,590	MSCI, Inc.	1,311,190
4,275	National Bank of Canada	220,777
242	National Western Life Group, Inc.	65,969
7,481	Newmark Group, Inc.	79,448
20,729	Northern Trust Corporation	2,066,267
11,318	Old Second Bancorp, Inc.	136,608
13,418	PacWest Bancorp	496,332
1,304	Paragon Banking Group plc	8,500
1,297	Pargesa Holding SA	102,526
51,990	PCSB Financial Corporation	1,053,317
708	Peapack-Gladstone Financial Corporation	20,674
3,317	Peoples Bancorp, Inc.	108,499
15,605	Popular, Inc.	849,848
9,540	Primerica, Inc.	1,203,757
73,224	Prosight Global, Inc.[h]	1,161,333
2,350	Prudential Financial, Inc.	214,179
14,439	QCR Holdings, Inc.	585,935
42,629	Radian Group, Inc.	1,069,988
28,549	Raymond James Financial, Inc.	2,383,556
12,794	Reinsurance Group of America, Inc.	2,078,641
2,419	Royal Bank of Canada	195,122
834	S&P Global, Inc.	215,164
622	S&T Bancorp, Inc.	23,421
13,202	Sandy Spring Bancorp, Inc.	455,469
36,345	Santander Consumer USA Holdings, Inc.	911,533
81,840	Seacoast Banking Corporation of Florida[h]	2,291,520
22,713	SEI Investments Company	1,360,963
1,500	Senshu Ikeda Holdings, Inc.	2,690
6,873	Skandinaviska Enskilda Banken AB	65,921
223,287	SLM Corporation	1,884,542
25,866	State Auto Financial Corporation	855,906
2,260	State Street Corporation	149,318
8,979	Sun Life Financial, Inc.	402,831
10,523	SVB Financial Group[h]	2,330,634
143	Swiss Life Holding AG	71,617
81,880	Synovus Financial Corporation	2,773,276
6,776	T. Rowe Price Group, Inc.	784,661
4,649	Territorial Bancorp, Inc.	137,424
914	Texas Capital Bancshares, Inc.[h]	49,411
2,789	Topdanmark AS	124,903
11,642	Toronto-Dominion Bank	664,790
5,532	TPG RE Finance Trust, Inc.	111,912
11,322	TriCo Bancshares	426,047
47,843	TrustCo Bank Corporation	413,364
12,530	U.S. Bancorp	714,461
1,340	Univest Financial Corporation	34,505
314	Virtus Investment Partners, Inc.	34,063
2,965	Walker & Dunlop, Inc.	186,765
6,924	Washington Trust Bancorp, Inc.	353,747
26,624	Webster Financial Corporation	1,174,118
1,749	WesBanco, Inc.	65,745
6,619	Western Alliance Bancorp	326,515
581	Westwood Holdings Group, Inc.	17,564
1,528	Willis Towers Watson plc	285,583
38,627	Wintrust Financial Corporation	2,465,175
64,790	Zions Bancorporations NA	3,140,371
291	Zurich Insurance Group AG	113,985

	Total	139,955,729

Health Care (3.5%)
3,295	Abbott Laboratories	275,495
21,710	Aerie Pharmaceuticals, Inc.[g,h]	481,745
32,278	Agilent Technologies, Inc.	2,445,058
28,871	Agios Pharmaceuticals, Inc.[g,h]	868,440
12,697	Alexion Pharmaceuticals, Inc.[h]	1,338,264
4,798	Alkermes plc[h]	93,705

The accompanying Notes to Financial Statements are an integral part of this schedule.

106

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (25.9%)	Value
Health Care (3.5%) - continued
8,538	AmerisourceBergen Corporation	$728,974
11,671	Amgen, Inc.	2,488,841
7,825	Arena Pharmaceuticals, Inc.[h]	381,195
311	Atrion Corporation	262,307
45,306	Axonics Modulation Technologies, Inc.[g,h]	1,119,964
34,124	Bausch Health Companies, Inc.[h]	847,640
4,092	Becton, Dickinson and Company	1,047,552
652	Biogen, Inc.[h]	194,759
11,846	BioMarin Pharmaceutical, Inc.[h]	867,246
6,318	Bio-Rad Laboratories, Inc.[h]	2,095,175
19,013	Bio-Techne Corporation	3,957,936
6,394	Bruker Corporation	284,533
68,435	Catalent, Inc.[h]	3,329,363
9,456	Charles River Laboratories International, Inc.[h]	1,229,091
2,432	Chemed Corporation	957,989
1,401	Cigna Holding Company	250,022
26,336	CryoLife, Inc.[h]	591,243
11,368	CVS Health Corporation	754,722
14,224	Danaher Corporation	1,960,352
7,667	Dexcom, Inc.[h]	1,182,558
10,480	Edwards Lifesciences Corporation[h]	2,498,222
32,664	GenMark Diagnostics, Inc.[h]	183,245
32,167	Gilead Sciences, Inc.	2,049,360
33,468	GlaxoSmithKline plc	766,585
23,567	Guardant Health, Inc.[h]	1,637,906
89,298	Halozyme Therapeutics, Inc.[h]	1,368,045
4,559	HealthStream, Inc.[h]	127,926
14,484	Hill-Rom Holdings, Inc.	1,516,330
1,889	Humana, Inc.	555,744
313	IDEXX Laboratories, Inc.[h]	89,208
645	Illumina, Inc.[h]	190,610
16,445	Immunomedics, Inc.[h]	263,120
31,840	Inspire Medical Systems, Inc.[h]	1,941,603
5,416	Insulet Corporation[h]	787,053
567	Intuitive Surgical, Inc.[h]	313,523
13,644	Jazz Pharmaceuticals, Inc.[h]	1,714,096
30,990	Johnson & Johnson	4,091,920
700	KYORIN Holdings, Inc.	12,261
2,099	Laboratory Corporation of America Holdings[h]	345,852
32,214	LHC Group, Inc.[h]	3,574,788
13,222	Ligand Pharmaceuticals, Inc.[h]	1,438,686
217	LNA Sante	11,455
552	Magellan Health Services, Inc.[h]	35,825
179	Masimo Corporation[h]	26,096
4,873	McKesson Corporation	648,109
29,825	Medtronic plc	3,247,943
15,777	Merck & Company, Inc.	1,367,235
1,800	Mesa Laboratories, Inc.	409,950
4,800	Mitsubishi Tanabe Pharma Corporation	57,448
52,433	Natera, Inc.[h]	2,019,719
9,390	National Healthcare Corporation	771,670
16,884	Neurocrine Biosciences, Inc.[h]	1,679,789
6,104	Nevro Corporation[h]	526,165
18,238	NextGen Healthcare, Inc.[h]	308,313
9,386	Novartis AG	820,104
13,200	Novo Nordisk AS	725,851
6,227	Novocure, Ltd.[h]	446,102
122,778	Optinose, Inc.[g,h]	960,124
3,033	Orthifix Medical, Inc.[h]	127,477
6,482	PerkinElmer, Inc.	557,193
19,241	Pfizer, Inc.	738,277
538	Phibro Animal Health Corporation	12,890
10,831	PRA Health Sciences, Inc.[h]	1,058,297
735	Providence Service Corporation[h]	46,944
5,475	Recordati SPA	230,082
12,642	Repligen Corporation[h]	1,004,913
8,539	ResMed, Inc.	1,263,089
2,902	Roche Holding AG	873,374
7,229	Sage Therapeutics, Inc.[h]	980,614
4,009	Sarepta Therapeutics, Inc.[h]	332,988
2,856	Stryker Corporation	617,667
36,037	Syneos Health, Inc.[h]	1,807,256
33,921	Tactile Systems Technology, Inc.[h]	1,540,692
10,671	Teleflex, Inc.	3,707,212
8,810	Thermo Fisher Scientific, Inc.	2,660,444
1,353	U.S. Physical Therapy, Inc.	191,409
14,685	UnitedHealth Group, Inc.	3,710,899
7,973	Universal Health Services, Inc.	1,095,969
6,544	Varian Medical Systems, Inc.[h]	790,581
29,990	Veeva Systems, Inc.[h]	4,253,482
4,855	Vertex Pharmaceuticals, Inc.[h]	949,055
2,410	Waters Corporation[h]	510,004
3,711	West Pharmaceutical Services, Inc.	533,790
218,008	Wright Medical Group NVh	4,534,566
186	Zimmer Biomet Holdings, Inc.	25,711
22,628	Zoetis, Inc.	2,894,574

	Total	106,611,599

Industrials (4.3%)
17,344	A.O. Smith Corporation	861,650
2,097	Aalberts NV	84,504
14,662	Acco Brands Corporation	134,157
2,331	ACS Actividades de Construccion y Servicios, SA	94,588
5,768	Aegion Corporation[h]	124,993
33,678	Aerojet Rocketdyne Holdings, Inc.[h]	1,455,900
41,980	AGCO Corporation	3,219,446
70,456	Altra Industrial Motion Corporation	2,170,045
35,730	AMETEK, Inc.	3,274,655
38,719	Arcosa, Inc.	1,487,197
50,909	ASGN, Inc.[h]	3,237,303
1,561	Assa Abloy AB	37,071
14,088	Atlas Copco AB, Class A	497,257
7,558	Atlas Copco AB, Class B	234,512
42,775	AZZ, Inc.	1,659,242
840	Boeing Company	285,524
23,942	BWX Technologies, Inc.	1,391,030
3,868	Cactus, Inc.[h]	114,957
3,947	Carlisle Companies, Inc.	601,010
40,165	Casella Waste Systems, Inc.[h]	1,750,792
68,648	CBIZ, Inc.[h]	1,878,896
1,526	CIA De Distribucion Integral	31,996
2,104	Cintas Corporation	565,282
1,777	Columbus McKinnon Corporation	66,673
38,612	Costamare, Inc.	303,490
5,880	CRA International, Inc.	289,590
32,449	Crane Company	2,482,997
17,593	CSW Industrials, Inc.	1,217,787
3,560	CSX Corporation	250,161
36,637	Curtiss-Wright Corporation	4,955,154
9,920	Delta Air Lines, Inc.	546,394
10,881	Douglas Dynamics, Inc.	509,557
43,363	EMCOR Group, Inc.	3,803,369
19,438	Emerson Electric Company	1,363,576
30,976	Encore Wire Corporation	1,740,851
2,566	ESCO Technologies, Inc.	216,801
15,359	Expeditors International of Washington, Inc.	1,120,285

The accompanying Notes to Financial Statements are an integral part of this schedule.

107

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares	Common Stock (25.9%)	Value
Industrials (4.3%) - continued
21,325	Forrester Research, Inc.	$735,286
119	Fraport AG Frankfurt Airport Services Worldwide	9,946
17	Geberit AG	8,638
10,739	General Dynamics Corporation	1,898,655
9,289	Gorman-Rupp Company	343,136
1,100	GS Yuasa Corporation	20,053
18,969	GWA Group, Ltd.	38,049
300	Hanwa Company, Ltd.	8,740
33,088	Healthcare Services Group, Inc.[g]	806,024
6,799	Heico Corporation	838,589
1,386	Herc Holdings, Inc.[h]	61,344
3,700	Hino Motors, Ltd.	34,981
3,788	HNI Corporation	143,944
19,093	Honeywell International, Inc.	3,297,934
15,927	Hubbell, Inc.	2,256,856
9,282	Huntington Ingalls Industries, Inc.	2,094,576
317	Hyster-Yale Materials Handling, Inc.	16,078
13,052	ICF International, Inc.	1,118,426
20,940	IDEX Corporation	3,256,798
2,400	Inaba Denki Sangyo Company, Ltd.	110,253
16,790	Ingersoll-Rand plc	2,130,483
39,712	Interface, Inc.	660,411
7,000	Johnson Controls International plc	303,310
697	Kelly Services, Inc.	16,735
9,378	Kforce, Inc.	383,654
5,594	Koninklijke Philips NV	245,432
22,159	Kratos Defense & Security Solutions, Inc.[h]	418,362
5,646	Legrand SA	440,663
22,460	Lincoln Electric Holdings, Inc.	2,011,742
3,599	Lockheed Martin Corporation	1,355,671
41,100	Marubeni Corporation	289,265
23,772	Masonite International Corporation[h]	1,459,839
18,544	Mercury Systems, Inc.[h]	1,365,951
49,935	Meritor, Inc.[h]	1,100,068
19,000	Mitsubishi Corporation	483,254
2,000	Mitsuboshi Belting, Ltd.	37,632
22,300	Mitsui & Company, Ltd.	382,979
10,631	Mueller Industries, Inc.	327,116
7,376	National Express Group plc	42,651
6,000	Nitto Kogyo Corporation	126,061
3,178	Nobina ABi	20,131
2,902	Norfolk Southern Corporation	528,164
2,237	Northgate plc	9,983
12,141	Old Dominion Freight Line, Inc.	2,210,633
11,047	PageGroup plc	63,650
7,254	Parker-Hannifin Corporation	1,331,036
99,594	Primoris Services Corporation	2,035,701
25,334	Raven Industries, Inc.	883,650
15,856	Regal-Beloit Corporation	1,174,137
20,481	RELX plc	493,089
105,527	Ritchie Brothers Auctioneers, Inc.	4,339,270
3,813	Rockwell Automation, Inc.	655,798
6,110	Roper Industries, Inc.	2,058,826
20,856	Saia, Inc.[h]	1,860,355
3,693	Sandvik AB	65,245
4,291	Schneider Electric SE	398,807
9,890	Signify NVi	289,778
12,439	SiteOne Landscape Supply, Inc.[h]	1,095,378
14,003	SKF AB	253,541
49,100	Sojitz Corporation	154,544
71,744	Southwest Airlines Company	4,026,991
14,498	SP Plus Corporation[h]	640,377
1,003	Spirax-Sarco Engineering plc	102,932
4,750	SPX FLOW, Inc.[h]	215,080
28,048	Standex International Corporation	2,125,477
19,400	Sumitomo Corporation	315,103
31,100	Sumitomo Electric Industries, Ltd.	426,498
800	Taikisha, Ltd.	25,879
13,677	Teledyne Technologies, Inc.[h]	4,507,939
4,600	Thermon Group Holdings, Inc.[h]	109,618
2,300	Toppan Forms Company, Ltd.	22,990
1,735	Transcontinental, Inc.	19,812
1,907	TransDigm Group, Inc.	1,003,616
42,666	TriMas Corporation[h]	1,378,965
1,800	Tsubakimoto Chain Company	61,499
6,162	UniFirst Corporation	1,237,576
15,078	United Airlines Holdings, Inc.[h]	1,369,686
10,848	United Rentals, Inc.[h]	1,448,967
6,780	United Technologies Corporation	973,472
33,819	Valmont Industries, Inc.	4,639,629
36,220	Verisk Analytics, Inc.	5,241,034
1,676	Viad Corporation	102,270
2,816	Volvo AB	42,200
21,654	Waste Connections, Inc.	2,000,830
8,769	Watsco, Inc.	1,545,975
54,752	Willdan Group, Inc.[h]	1,658,986
15,487	Xylem, Inc.	1,187,698
1,100	Yuasa Trading Company, Ltd.	34,125

	Total	131,125,217

Information Technology (5.6%)
9,460	Accenture plc	1,754,073
2,425	Adobe, Inc.[h]	673,980
11,172	ADTRAN, Inc.	98,425
11,832	Advanced Energy Industries, Inc.[h]	699,271
92,266	Advanced Micro Devices, Inc.[h]	3,130,585
40,161	Akamai Technologies, Inc.[h]	3,473,926
9,479	Alliance Data Systems Corporation	947,900
8,539	Alteryx, Inc.[h]	781,318
718	Altisource Portfolio Solutions SAh	12,780
5,045	Amadeus IT Holding SA	373,220
4,520	American Software, Inc.	73,269
48,979	Amphenol Corporation	4,914,063
442	Anixter International, Inc.[h]	36,575
6,359	ANSYS, Inc.[h]	1,399,934
26,129	Apple, Inc.	6,499,850
13,126	Arista Networks, Inc.[h]	3,210,226
7,893	Atlassian Corporation plc[h]	953,395
12,132	Automatic Data Processing, Inc.	1,968,174
19,684	Avalara, Inc.[h]	1,397,564
1,118	Badger Meter, Inc.	64,620
432	BE Semiconductor Industries NV	16,015
35,874	Benchmark Electronics, Inc.	1,216,129
43,990	Blackline, Inc.[h]	2,056,093
1,335	Broadridge Financial Solutions, Inc.	167,169
1,454	CACI International, Inc.[h]	325,333
4,300	Canon, Inc.	117,991
3,113	Capgemini SA	350,929
38,382	CDK Global, Inc.	1,939,826
9,146	CDW Corporation	1,169,865
2,055	CEVA, Inc.[h]	55,937
9,796	CGI, Inc.[h]	761,457
95,758	Ciena Corporation[h]	3,554,537
95,194	Cisco Systems, Inc.	4,522,667
14,360	Clearwater Energy, Inc.	246,561
13,208	Cognex Corporation	680,080
16,840	Computer Services, Inc.	757,800
11,124	Computershare, Ltd.	121,424
2,465	CoreLogic, Inc.[h]	99,808
26,038	Coupa Software, Inc.[h]	3,579,965

The accompanying Notes to Financial Statements are an integral part of this schedule.

108

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Schedule of Investments as of October 31, 2019

Shares	Common Stock (25.9%)	Value
Information Technology (5.6%) - continued
17,486	CTS Corporation	$466,526
26,325	Descartes Systems Group, Inc.[h]	1,024,306
39,398	DocuSign, Inc.[h]	2,607,754
128,512	Dolby Laboratories, Inc.	8,267,177
6,776	DSP Group, Inc.[h]	101,030
4,447	Ebix, Inc.[g]	189,576
19,816	Elastic NVh	1,426,950
6,045	EPAM Systems, Inc.[h]	1,063,678
7,895	ePlus, Inc.[h]	616,836
9,376	Euronet Worldwide, Inc.[h]	1,313,296
10,378	ExlService Holdings, Inc.[h]	722,620
2,182	eXp World Holdings, Inc.[g,h]	19,573
13,331	F5 Networks, Inc.[h]	1,920,730
5,595	Fair Isaac Corporation[h]	1,701,104
1,317	Fiserv, Inc.[h]	139,786
31,562	Five9, Inc.[h]	1,752,007
13,726	Global Payments, Inc.	2,322,165
34,749	Guidewire Software, Inc.[h]	3,917,602
18,446	Halma plc	447,601
4,024	InterDigital, Inc.	215,807
970	International Business Machines Corporation	129,718
6,064	Intuit, Inc.	1,561,480
5,982	Jack Henry & Associates, Inc.	846,812
13,857	Keysight Technologies, Inc.[h]	1,398,310
12,163	KLA-Tencor Corporation	2,056,034
2,232	Kulicke and Soffa Industries, Inc.	52,999
7,848	Lam Research Corporation	2,127,122
77,957	Lattice Semiconductor Corporation[h]	1,527,178
4,994	ManTech International Corporation	395,425
10,075	MasterCard, Inc.	2,788,861
20,124	Methode Electronics, Inc.	692,266
54,526	Microsoft Corporation	7,817,393
13,458	MicroStrategy, Inc.[h]	2,062,439
13,031	MKS Instruments, Inc.	1,410,215
41,092	Monolithic Power Systems, Inc.	6,160,513
9,256	MTS Systems Corporation	522,779
40,582	National Instruments Corporation	1,679,689
3,300	NEC Networks & System Integration Corporation	104,161
16,841	New Relic, Inc.[h]	1,078,834
13,239	NIC, Inc.	311,381
15,540	Nice, Ltd. ADR[h]	2,452,057
23,379	Nova Measuring Instruments, Ltd.[h]	783,430
12,095	Novanta, Inc.[h]	1,077,060
1,226	NVIDIA Corporation	246,451
28,659	Oracle Corporation	1,561,629
8,320	Palo Alto Networks, Inc.[h]	1,891,885
4,346	PayPal Holdings, Inc.[h]	452,419
32,538	Plexus Corporation[h]	2,405,860
8,465	Progress Software Corporation	337,584
18,592	Proofpoint, Inc.[h]	2,144,959
19,042	Q2 Holdings, Inc.[h]	1,361,313
10,710	QAD, Inc.	497,801
3,650	QUALCOMM, Inc.	293,606
43,422	Rambus, Inc.[h]	601,178
26,900	Rogers Corporation[h]	3,644,412
1,100	Ryoyo Electro Corporation	19,522
118,643	SailPoint Technologies Holdings, Inc.[h]	2,296,928
2,211	Salesforce.com, Inc.[h]	345,999
317	Samsung Electronics Company, Ltd. GDR	338,869
10,957	ScanSource, Inc.[h]	353,911
11,521	ServiceNow, Inc.[h]	2,848,682
1,700	Shinko Electric Industries Company, Ltd.	16,591
5,627	Silicon Laboratories, Inc.[h]	597,812
1,939	Square, Inc.[h]	119,113
6,308	Sykes Enterprises, Inc.[h]	194,886
37,104	Synopsys, Inc.[h]	5,036,868
26,646	TE Connectivity, Ltd.	2,384,817
23,008	Teradata Corporation[h]	688,629
23,217	Teradyne, Inc.	1,421,345
20,725	Texas Instruments, Inc.	2,445,343
13,759	Tyler Technologies, Inc.[h]	3,694,567
9,040	VeriSign, Inc.[h]	1,717,781
59,549	Virtusa Corporation[h]	2,219,987
4,669	Visa, Inc.	835,097
8,888	WEX, Inc.[h]	1,681,432
11,781	Xilinx, Inc.	1,069,008

	Total	169,241,298

Materials (1.1%)
8,290	Alcoa Corporation[h]	172,349
4,691	AptarGroup, Inc.	554,242
6,903	Avery Dennison Corporation	882,618
6,890	Balchem Corporation	697,337
18,338	Ball Corporation	1,283,110
5,715	BHP Group, Ltd.	140,089
19,297	Boise Cascade Company	690,254
5,614	Cabot Corporation	244,714
8,767	Celanese Corporation	1,062,122
8,530	CF Industries Holdings, Inc.	386,835
16,449	Eastman Chemical Company	1,250,782
9,508	Ecolab, Inc.	1,826,202
22,324	Ferro Corporation[h]	248,466
22,270	Ferroglobe Representation & Warranty Insurance Trust[c,h]	2
6,417	Granges AB	62,465
3,934	Hexpol AB	35,100
1,500	Hokuetsu Corporation	7,639
19,425	Innospec, Inc.	1,774,668
1,434	International Paper Company	62,637
9,200	JSR Corporation	172,718
10,613	Kadant, Inc.	963,660
23,022	Kaiser Aluminum Corporation	2,465,196
2,728	Koninklijke DSM NV	323,781
7,481	Kraton Performance Polymers, Inc.[h]	167,724
6,300	Kyoei Steel, Ltd.	114,727
1,000	Lintec Corporation	21,003
117,545	Louisiana-Pacific Corporation	3,435,840
8,335	Martin Marietta Materials, Inc.	2,183,020
13,953	Materion Corporation	793,089
3,340	Minerals Technologies, Inc.	165,163
4,000	Mitsubishi Gas Chemical Company, Inc.	56,428
22,260	Myers Industries, Inc.	376,862
10,307	Neenah, Inc.	664,802
24,600	Nippon Steel Corporation	359,050
400	Nissan Chemical Industries, Ltd.	16,423
3,490	Nucor Corporation	187,937
34,805	Nutanix, Inc.[h]	1,017,002
2,515	Olympic Steel, Inc.	37,675
2,878	PH Glatfelter Company	51,804
12,160	PPG Industries, Inc.	1,521,459
12,179	Reliance Steel & Aluminum Company	1,413,251
2,844	RPM International, Inc.	205,991
12,548	Ryerson Holding Corporation[h]	109,042
13,666	Sandfire Resources NL	54,581
200	Sanyo Special Steel Company, Ltd.	2,533
14,541	Schweitzer-Mauduit International, Inc.	588,765

The accompanying Notes to Financial Statements are an integral part of this schedule.

109

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Schedule of Investments as of October 31, 2019

Shares	Common Stock (25.9%)	Value
Materials (1.1%) - continued
1,200	Sherwin-Williams Company	$686,784
53,987	Steel Dynamics, Inc.	1,639,045
800	Taiyo Holdings Company, Ltd.	28,992
4,300	Toagosei Company, Ltd.	47,660
12,455	United States Lime & Minerals, Inc.	1,102,268
4,555	UPM-Kymmene Oyj	148,354
6,371	Verso Corporation[h]	93,271
2,156	W. R. Grace & Company	143,266

	Total	32,740,797

Real Estate (1.6%)
2,503	Acadia Realty Trust	70,034
15,815	Agree Realty Corporation	1,245,748
11,515	Alexander & Baldwin, Inc.	270,718
8,844	Alexandria Real Estate Equities, Inc.	1,403,985
3,211	Allied Properties REIT	130,624
3,275	Alstria Office REIT AG	61,364
402	American Assets Trust, Inc.	19,682
35,444	American Campus Communities, Inc.	1,771,491
3,987	American Tower Corporation	869,485
7,619	Apartment Investment & Management Company	418,131
42,807	Apple Hospitality REIT, Inc.	705,459
5,637	Ares Commercial Real Estate Corporation	87,373
9,455	Armada Hoffler Properties, Inc.	177,187
26,300	Ascendas REIT	61,254
7,800	Ascott Residence Trust[h]	7,905
20,297	Ashford Hospitality Trust, Inc.	55,411
2,825	BBX Capital Corporation	12,628
2,259	Bluerock Residential Growth REIT, Inc.	27,153
5,372	Brandywine Realty Trust	82,084
35,445	Brixmor Property Group, Inc.	780,499
19,529	Camden Property Trust	2,233,532
838	CareTrust REIT, Inc.	20,313
6,291	Castellum AB	128,561
34,827	CBL & Associates Properties, Inc.	50,151
38,904	Cedar Realty Trust, Inc.	129,939
10,315	Chatham Lodging Trust	186,186
2,344	Choice Properties REIT	24,737
5,849	City Office REIT, Inc.	79,195
114	Cofinimmo SA	16,859
804	Columbia Property Trust, Inc.	16,498
4,925	Corepoint Lodging, Inc.	48,511
15,369	CoreSite Realty Corporation	1,805,857
11,945	Corporate Office Properties Trust	354,050
4,805	CoStar Group, Inc.[h]	2,640,444
49,312	Cousins Properties, Inc.	1,978,891
5,001	CubeSmart	158,532
6,049	CyrusOne, Inc.	431,173
2,500	Daito Trust Construction Company, Ltd.	331,301
481	Deutsche EuroShop AG	14,396
3,749	DiamondRock Hospitality Company	37,415
7,203	Digital Realty Trust, Inc.	915,069
12,532	Douglas Emmett, Inc.	542,886
32,509	Duke Realty Corporation	1,142,366
1,394	EastGroup Properties, Inc.	186,726
13,639	Empire State Realty Trust, Inc.	197,356
638	Entra ASA[i]	9,554
5,173	EPR Properties	402,408
5,076	Equity Commonwealth	163,346
1,084	Equity Lifestyle Properties, Inc.	75,815
215	Essex Property Trust, Inc.	70,333
6,516	Farmland Partners, Inc.	43,657
1,408	First Capital Realty, Inc.	23,304
8,345	First Industrial Realty Trust, Inc.	351,408
911	Four Corners Property Trust, Inc.	26,100
22,646	Franklin Street Properties Corporation	194,756
13,850	Gaming and Leisure Properties, Inc.	558,986
4,263	Getty Realty Corporation	142,981
8,538	Gladstone Commercial Corporation	201,155
838	Global Net Lease, Inc.	16,324
4,229	Granite REIT	209,411
1,195	H&R REIT	20,215
9,325	Healthcare Realty Trust, Inc.	324,230
14,199	Healthcare Trust of America, Inc.	440,169
15,524	Highwoods Properties, Inc.	726,523
54,558	Host Hotels & Resorts, Inc.	894,206
466	Howard Hughes Corporation[h]	52,108
6,093	Hudson Pacific Properties, Inc.	218,861
35,000	Hysan Development Company, Ltd.	137,944
3,115	Industrial Logistics Properties Trust	66,163
1,992	Investors Real Estate Trust	150,735
11,462	iSTAR Financial, Inc.	149,121
6,738	JBG SMITH Properties	271,272
5,268	Jones Lang LaSalle, Inc.	771,867
10,607	Kilroy Realty Corporation	890,245
7,387	Kite Realty Group Trust	131,636
9,061	Klepierre SA	337,751
7,062	Lamar Advertising Company	565,031
192	LEG Immobilien AG	22,054
5,205	Lexington Realty Trust	56,630
1,994	Life Storage, Inc.	217,186
495	LTC Properties, Inc.	25,666
2,399	Mack-Cali Realty Corporation	51,387
15,600	Mapletree Commercial Trust	26,702
1,107	Mapletree Commercial Trust Rights[c,h]	68
10,400	Mapletree Logistics Trust	12,837
23,334	Medical Properties Trust, Inc.	483,714
3,097	Merlin Properties Socimi SA	45,590
1,836	MGM Growth Properties LLC	57,302
89,589	Mirvac Group	198,519
10,837	Monmouth Real Estate Investment Corporation	163,422
1,629	National Health Investors, Inc.	139,752
7,761	National Storage Affiliates Trust	265,193
355	Northview Apartment REIT	7,779
5,244	Office Properties Income Trust	167,179
9,715	Omega Healthcare Investors, Inc.	427,849
4,985	One Liberty Properties, Inc.	141,624
13,980	Outfront Media, Inc.	367,814
8,957	Paramount Group, Inc.	120,651
11,015	Pebblebrook Hotel Trust	283,196
13,094	Pennsylvania REIT	72,279
51,640	Physicians Realty Trust	964,119
2,895	Piedmont Office Realty Trust, Inc.	64,964
10,763	PotlatchDeltic Corporation	457,105
697	PS Business Parks, Inc.	125,843
2,317	PSP Swiss Property AG	306,690
16,317	QTS Realty Trust, Inc.	874,428
3,151	Quebecor, Inc.	73,255
9,193	Rayonier, Inc. REIT	248,027
3,755	RE/MAX Holdings, Inc.	125,605
19,903	Realogy Holdings Corporation	156,836
3,781	Redfin Corporationg,[h]	65,752
1,771	Retail Opportunity Investments Corporation	33,056
25,152	Retail Properties of America, Inc.	346,091
2,672	RioCan REIT	53,618

The accompanying Notes to Financial Statements are an integral part of this schedule.

110

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Schedule of Investments as of October 31, 2019

Shares	Common Stock (25.9%)	Value
Real Estate (1.6%) - continued
7,458	RLJ Lodging Trust	$122,386
838	RMR Group, Inc.	40,559
11,000	Road King Infrastructure, Ltd.	20,123
9,242	RPT Realty	134,009
3,671	Ryman Hospitality Properties	308,988
24,414	Sabra Health Care REIT, Inc.	600,584
1,421	Saul Centers, Inc.	76,080
11,524	SBA Communications Corporation	2,773,251
30,079	Senior Housing Property Trust	298,534
3,637	Seritage Growth Properties	158,173
27,556	Service Properties Trust	697,167
4,222	SITE Centers Corporation	65,568
9,223	Spirit Realty Capital, Inc.	459,674
10,442	St. Joe Company[g,h]	193,699
2,786	STAG Industrial, Inc.	86,477
8,204	Store Capital Corporation	332,262
18,229	Summit Hotel Properties, Inc.	223,487
6,837	Sunstone Hotel Investors, Inc.	92,368
1,464	Swiss Prime Site AG	150,897
5,838	TAG Immobilien AG	141,873
4,789	Tanger Factory Outlet Centers, Inc.	77,199
3,841	Taubman Centers, Inc.	137,431
11,542	Terreno Realty Corporation	651,084
5,290	UMH Properties, Inc.	78,980
594	Universal Health Realty Income Trust	70,823
13,858	Urban Edge Properties	292,542
5,366	Urstadt Biddle Properties, Inc.	130,555
17,976	VICI Properties, Inc.	423,335
21,292	Washington Prime Group, Inc.	89,852
1,302	Washington REIT	40,388
8,332	Weingarten Realty Investors	264,374
1,867	Weyerhaeuser Company	54,535
25,900	Wing Tai Holdings, Ltd.	38,626
3,358	Xenia Hotels & Resorts, Inc.	70,686

	Total	47,213,125

Utilities (0.4%)
15,703	AGL Energy, Ltd.	214,356
22,370	Alliant Energy Corporation	1,193,216
7,338	Artesian Resources Corporation	272,240
1,842	Chesapeake Utilities Corporation	174,622
18,849	CMS Energy Corporation	1,204,828
6,970	Consolidated Water Company, Ltd.	122,254
4,690	Contact Energy, Ltd.	22,182
2,828	DTE Energy Company	360,061
12,514	Enagas SA	309,654
12,520	Entergy Corporation	1,520,930
15,576	Exelon Corporation	708,552
1,653	IDACORP, Inc.	177,896
3,591	Middlesex Water Company	241,495
15,648	New Jersey Resources Corporation	682,253
1,667	Northland Power, Inc.	33,287
11,103	NorthWestern Corporation	805,189
4,202	Otter Tail Corporation	238,169
25,970	PNM Resources, Inc.	1,354,335
15,895	Public Service Enterprise Group, Inc.	1,006,312
2,964	Southwest Gas Holdings, Inc.	258,757
12,386	Spire, Inc.	1,041,167
4,107	Unitil Corporation	255,743

	Total	12,197,498

	Total Common Stock (cost $672,547,622)	786,319,780

Principal Amount	Long-Term Fixed Income (18.3%)	Value
Asset-Backed Securities (0.6%)
	Access Group, Inc.
$81,196	2.323%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,i	79,994
	Aimco
550,000	3.618%, (LIBOR 3M + 1.320%), 7/22/2032, Ser. 2019-10A, Class Ab,i	549,007
	Ares CLO, Ltd.
700,000	3.402%, (LIBOR 3M + 1.400%), 10/17/2030, Ser. 2018-28RA, Class A2[b,i]	691,321
	Benefit Street Partners CLO IV, Ltd.
400,000	3.216%, (LIBOR 3M + 1.250%), 1/20/2029, Ser. 2014-IVA, Class A1RRb,i	399,608
450,000	3.716%, (LIBOR 3M + 1.750%), 1/20/2029, Ser. 2014-IVA, Class A2RRb,i	449,183
	Betony CLO, Ltd.
510,000	3.016%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1[b,i]	504,318
	Buttermilk Park CLO, Ltd.
1,150,000	3.401%, (LIBOR 3M + 1.400%), 10/15/2031, Ser. 2018-1A, Class A2[b,i]	1,135,679
	Carlyle Global Market Strategies CLO, Ltd.
750,000	3.451%, (LIBOR 3M + 1.450%), 7/15/2031, Ser. 2014-5A, Class A2RRb,i	740,860
	Carvana Auto Receivables Trust
500,000	2.340%, 6/15/2023, Ser. 2019-3A, Class A3[i]	501,810
	CBAM, Ltd.
800,000	3.281%, (LIBOR 3M + 1.280%), 2/12/2030, Ser. 2019-9A, Class Ab,i	800,470
	Colony American Finance Trust
843,182	2.835%, 6/15/2052, Ser. 2019-2, Class Ai	857,837
	Commonbond Student Loan Trust
151,484	2.323%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,i]	148,088
	Dryden Senior Loan Fund
650,000	3.403%, (LIBOR 3M + 1.400%), 7/18/2030, Ser. 2018-65A, Class A2[b,i]	640,302
	Earnest Student Loan Program, LLC
290,583	3.020%, 5/25/2034, Ser. 2016-B, Class A2[i]	291,150
	Edlinc Student Loan Funding Trust
19,134	4.950%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class ATb,i	19,156
	Galaxy XX CLO, Ltd.
450,000	2.966%, (LIBOR 3M + 1.000%), 4/20/2031, Ser. 2015-20A, Class ARb,i	445,030

The accompanying Notes to Financial Statements are an integral part of this schedule.

111

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (18.3%)	Value
Asset-Backed Securities (0.6%) - continued
	Golub Capital Partners, Ltd.
$500,000	3.116%, (LIBOR 3M + 1.150%), 10/20/2028, Ser. 2018-39A, Class A1[b,i]	$499,741
416,000	3.166%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-23A, Class ARb,i	412,866
	Harley Marine Financing, LLC
1,427,959	5.682%, 5/15/2043, Ser. 2018-1A, Class A2[i]	1,263,744
	Home Partners of America Trust
992,985	2.908%, 9/17/2039, Ser. 2019-1, Class Ai	1,012,845
1,000,000	2.703%, 10/19/2039, Ser. 2019-2, Class Ai	998,906
	Madison Park Funding XIV, Ltd.
375,000	3.353%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RRb,i	370,313
	Magnetite XII, Ltd.
450,000	3.101%, (LIBOR 3M + 1.100%), 10/15/2031, Ser. 2015-12A, Class ARR[b,i]	447,741
	Mountain View CLO, Ltd.
300,000	3.121%, (LIBOR 3M + 1.120%), 7/15/2031, Ser. 2015-9A, Class A1Rb,i	295,969
	National Collegiate Trust
343,991	2.118%, (LIBOR 1M + 0.295%), 5/25/2031, Ser. 2007-A, Class Ab,i	333,723
	Neuberger Berman CLO XIV, Ltd.
465,000	3.186%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class ARb,i	464,328
	Neuberger Berman CLO, Ltd.
100,000	3.133%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class ARb,i	99,924
	Octagon Investment Partners XVI, Ltd.
100,000	3.402%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2Rb,i	98,209
	OZLM VIII, Ltd.
140,000	3.172%, (LIBOR 3M + 1.170%), 10/17/2029, Ser. 2014-8A, Class A1RRb,i	139,528
	Palmer Square Loan Funding, Ltd.
400,000	3.616%, (LIBOR 3M + 1.650%), 4/20/2027, Ser. 2019-1A, Class A2[b,i]	398,303
	PPM CLO 3, Ltd.
250,000	3.402%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2019-3A, Class Ab,i	249,065
	Shackleton CLO, Ltd.
300,000	3.171%, (LIBOR 3M + 1.170%), 7/15/2031, Ser. 2015-7RA, Class A1[b,i]	297,568
	SLM Student Loan Trust
214,680	2.223%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	208,805
43,886	2.343%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[b]	43,930
	SoFi Professional Loan Program, LLC
50,969	2.420%, 3/25/2030, Ser. 2015-A, Class A2[i]	50,991
	TCW GEM II, Ltd.
550,000	3.908%, (LIBOR 3M + 1.750%), 2/15/2029, Ser. 2019-1A, Class AJb,i	550,159
	Voya CLO, Ltd.
350,000	3.227%, (LIBOR 3M + 1.200%), 10/15/2030, Ser. 2012-4A, Class A1ARb,c,f,i	350,000

	Total	16,840,471

Basic Materials (0.2%)
	Anglo American Capital plc
12,000	4.125%, 9/27/2022[i]	12,539
320,000	4.875%, 5/14/2025[i]	347,454
	ArcelorMittal SA
198,000	6.125%, 6/1/2025	225,332
	CF Industries, Inc.
200,000	3.450%, 6/1/2023	203,000
	Dow Chemical Company
225,000	4.800%, 11/30/2028[g,i]	256,198
	DowDuPont, Inc.
425,000	4.493%, 11/15/2025	470,397
	First Quantum Minerals, Ltd.
405,000	7.500%, 4/1/2025[i]	405,506
	Glencore Funding, LLC
84,000	4.125%, 5/30/2023[i]	87,949
115,000	4.000%, 3/27/2027[i]	119,277
	International Paper Company
230,000	4.350%, 8/15/2048	238,408
	Kinross Gold Corporation
6,000	5.125%, 9/1/2021	6,222
168,000	5.950%, 3/15/2024	185,690
265,000	4.500%, 7/15/2027	280,847
	Krayton Polymers, LLC
200,000	7.000%, 4/15/2025[i]	203,000
	Novelis Corporation
390,000	5.875%, 9/30/2026[i]	409,539
	Olin Corporation
340,000	5.125%, 9/15/2027	349,809
	Peabody Securities Finance Corporation
280,000	6.375%, 3/31/2025[i]	231,700
	Sherwin-Williams Company
207,000	3.125%, 6/1/2024	214,761
	Syngenta Finance NV
275,000	3.933%, 4/23/2021[i]	279,654
	Teck Resources, Ltd.
350,000	6.125%, 10/1/2035	393,489
	Tronox Finance plc
230,000	5.750%, 10/1/2025[i]	216,775

The accompanying Notes to Financial Statements are an integral part of this schedule.

112

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (18.3%)	Value
Basic Materials (0.2%) - continued
	Vale Overseas, Ltd.
$52,000	4.375%, 1/11/2022	$54,132
130,000	6.250%, 8/10/2026	151,476
77,000	6.875%, 11/21/2036	97,590
	Westlake Chemical Corporation
168,000	3.600%, 8/15/2026	174,322
	WestRock Company
215,000	3.750%, 3/15/2025	226,356
	Xstrata Finance Canada, Ltd.
9,000	4.950%, 11/15/2021[i]	9,424

	Total	5,850,846

Capital Goods (0.3%)
	AECOM
415,000	5.125%, 3/15/2027	437,700
	Amsted Industries, Inc.
280,000	5.625%, 7/1/2027[i]	295,400
	Ardagh Packaging Finance plc
410,000	6.000%, 2/15/2025[i]	430,500
	Boeing Company
250,000	3.850%, 11/1/2048	270,745
	Bombardier, Inc.
590,000	7.500%, 3/15/2025[i]	564,187
	Building Materials Corporation of America
310,000	6.000%, 10/15/2025[i]	325,500
	Cemex SAB de CV
60,000	5.700%, 1/11/2025[i]	61,740
320,000	6.125%, 5/5/2025[i]	331,600
	Cintas Corporation No. 2
9,000	2.900%, 4/1/2022	9,190
135,000	3.700%, 4/1/2027	147,632
	CNH Industrial Capital, LLC
200,000	4.875%, 4/1/2021	206,458
	CNH Industrial NV
125,000	3.850%, 11/15/2027	130,217
	Covanta Holding Corporation
210,000	6.000%, 1/1/2027	219,450
	Crown Americas Capital Corporation IV
320,000	4.500%, 1/15/2023	334,400
	Crown Cork & Seal Company, Inc.
180,000	7.375%, 12/15/2026	216,000
	H&E Equipment Services, Inc.
350,000	5.625%, 9/1/2025	367,937
	Ingersoll-Rand Luxembourg Finance SA
450,000	3.500%, 3/21/2026	472,118
	L3Harris Technologies, Inc.
333,000	3.950%, 5/28/2024[i]	355,180
	Lockheed Martin Corporation
184,000	3.600%, 3/1/2035	199,744
168,000	4.500%, 5/15/2036	200,381
46,000	6.150%, 9/1/2036	63,840
	Northrop Grumman Corporation
320,000	3.850%, 4/15/2045	350,527
	Owens-Brockway Glass Container, Inc.
425,000	5.000%, 1/15/2022[i]	438,812
	Republic Services, Inc.
130,000	2.900%, 7/1/2026	133,499
	Reynolds Group Issuer, Inc.
390,000	5.125%, 7/15/2023[i]	400,121
	Rockwell Collins, Inc.
345,000	2.800%, 3/15/2022	351,504
	Roper Technologies, Inc.
126,000	2.800%, 12/15/2021	127,993
70,000	3.650%, 9/15/2023	73,704
116,000	4.200%, 9/15/2028	128,636
	Siemens Financieringsmaatschappij NV
362,000	4.200%, 3/16/2047[i]	429,848
	Textron, Inc.
300,000	3.375%, 3/1/2028	311,286
	United Rentals North America, Inc.
315,000	5.500%, 7/15/2025	327,191
80,000	4.625%, 10/15/2025	81,700
150,000	5.875%, 9/15/2026	159,188
	United Technologies Corporation
450,000	4.450%, 11/16/2038	538,199
400,000	3.750%, 11/1/2046	441,670
230,000	4.050%, 5/4/2047	264,422

	Total	10,198,219

Collateralized Mortgage Obligations (0.7%)
	Ajax Mortgage Loan Trust
662,955	4.360%, 9/25/2065, Ser. 2018-C, Class Ab,i	673,478
	Angel Oak Mortgage Trust I, LLC
51,002	3.500%, 7/25/2046, Ser. 2016-1, Class A1[i]	51,208
1,049,077	3.674%, 7/27/2048, Ser. 2018-2, Class A1[b,i]	1,060,162
247,447	3.628%, 3/25/2049, Ser. 2019-2, Class A1[b,i]	250,140
	Banc of America Alternative Loan Trust
27,212	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	26,241
	Bellemeade Re 2018-1, Ltd.
266,178	3.423%, (LIBOR 1M + 1.600%), 4/25/2028, Ser. 2018-1A, Class M1Bb,i	266,460
	Bellemeade Re, Ltd.
700,000	2.923%, (LIBOR 1M + 1.100%), 7/25/2029, Ser. 2019-3A, Class M1Ab,i	700,474
	BRAVO Residential Funding Trust
540,245	3.500%, 3/25/2058, Ser. 2019-1, Class A1Ci	548,660
	CHL Mortgage Pass-Through Trust
1,568,003	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	1,325,892
	CIM Trust
942,748	5.000%, 12/25/2057, Ser. 2018-R3, Class A1[b,i]	989,638
	Citicorp Mortgage Securities, Inc.
678,061	6.000%, 7/25/2037, Ser. 2007-6, Class 1A4	668,519
	Citigroup Mortgage Loan Trust, Inc.
115,428	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	117,810

The accompanying Notes to Financial Statements are an integral part of this schedule.

113

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (18.3%)	Value
Collateralized Mortgage Obligations (0.7%) - continued
$14,946	5.030%, 3/25/2037, Ser. 2007-AR4, Class 2A1Ab	$12,941
	COLT Funding, LLC
147,426	3.470%, 7/27/2048, Ser. 2018-2, Class A1[b,i]	148,050
	Countrywide Alternative Loan Trust
91,102	3.522%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	87,221
131,987	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	79,291
71,896	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	71,767
361,569	7.000%, 10/25/2037, Ser. 2007-24, Class A10	216,533
	Countrywide Home Loan Mortgage Pass Through Trust
55,156	3.960%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	50,178
	Countrywide Home Loans, Inc.
126,862	5.750%, 4/25/2037, Ser. 2007-3, Class A27	103,019
	Credit Suisse First Boston Mortgage Securities Corporation
20,675	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	21,085
	Credit Suisse Mortgage Trust
919,976	3.850%, 9/25/2057, Ser. 2018-RPL9, Class A1[b,i]	960,325
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
73,990	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	66,888
	Ellington Financial Mortgage Trust
468,997	4.140%, 10/25/2058, Ser. 2018-1, Class A1FXb,i	476,045
	Federal Home Loan Mortgage Corporation
398,834	4.000%, 7/15/2031, Ser. 4104, Class KIj	27,071
	Federal Home Loan Mortgage Corporation - REMIC
2,350,000	3.859%, 11/25/2028, Ser. K086, Class A2[b,k]	2,652,234
243,439	3.000%, 2/15/2033, Ser. 4170, Class IGj	25,534
820,408	3.000%, 3/15/2033, Ser. 4180, Class PIj	84,718
	Federal National Mortgage Association - REMIC
1,578,081	3.000%, 12/25/2027, Ser. 2012-137, Class AIj	114,195
	FWD Securitization Trust
1,407,813	2.810%, 6/25/2049, Ser. 2019-INV1, Class A1[b,i]	1,412,042
	Galton Funding Mortgage Trust 2017-1
546,699	4.500%, 10/25/2058, Ser. 2018-2, Class A41[b,i]	559,166
	GS Mortgage-Backed Securities Trust
413,738	2.625%, 1/25/2059, Ser. 2019-SL1, Class A1[b,i]	412,003
	J.P. Morgan Alternative Loan Trust
90,361	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	75,274
	MASTR Alternative Loans Trust
214,258	2.273%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	70,937
	Merrill Lynch Alternative Note Asset Trust
103,426	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	76,289
	Preston Ridge Partners Mortgage Trust, LLC
474,630	4.500%, 1/25/2024, Ser. 2019-1A, Class A1[i,l]	477,196
	Pretium Mortgage Credit Partners, LLC
264,476	4.213%, 7/25/2060, Ser. 2019-NPL1, Class A1[i,l]	266,683
	RCO Mortgage, LLC
437,508	4.270%, 12/26/2053, Ser. 2018-VFS1, Class A1[b,i]	446,256
	Residential Accredit Loans, Inc. Trust
244,577	6.000%, 8/25/2035, Ser. 2005-QS10, Class 2A	246,279
35,969	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	35,697
	Residential Funding Mortgage Security I Trust
38,188	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	37,698
	Sequoia Mortgage Trust
205,473	3.786%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	167,927
	Structured Adjustable Rate Mortgage Loan Trust
48,588	4.080%, 9/25/2035, Ser. 2005-18, Class 1A1[b]	43,181
	Structured Asset Mortgage Investments, Inc.
67,427	2.133%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	68,375
	Toorak Mortgage Corporation
750,000	4.458%, 3/25/2022, Ser. 2019-1, Class A1[i,l]	763,167
2,000,000	3.721%, 9/25/2022, Ser. 2019-2, Class A1	2,006,264
	Verus Securitization Trust
128,986	2.853%, 1/25/2047, Ser. 2017-1A, Class A1[b,i]	129,038
187,736	2.485%, 7/25/2047, Ser. 2017-2A, Class A1[b,i]	186,963
156,120	3.836%, 2/25/2059, Ser. 2019-1, Class A1[b,i]	158,058
129,492	3.211%, 4/25/2059, Ser. 2019-2, Class A1[b,i]	130,543
215,821	3.345%, 4/25/2059, Ser. 2019-2, Class A2[b,i]	217,567
764,931	2.913%, 7/25/2059, Ser. 2019-INV2, Class A1[b,i]	770,085

The accompanying Notes to Financial Statements are an integral part of this schedule.

114

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (18.3%)	Value
Collateralized Mortgage Obligations (0.7%) - continued
	WaMu Mortgage Pass Through Certificates
$52,475	3.720%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	$50,790
113,359	3.869%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	111,865
62,854	3.130%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	61,330
	Wells Fargo Mortgage Backed Securities Trust
18,487	4.991%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	19,045

	Total	20,875,495

Commercial Mortgage-Backed Securities (0.7%)
	Benchmark 2019-B13 Mortgage Trust
850,000	2.952%, 8/15/2057, Ser. 2019-B13, Class A4	885,351
	CSAIL Commercial Mortgage Trust
750,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	794,192
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,700,000	3.780%, 10/25/2028, Ser. K084, Class A2[b,k]	1,906,131
1,500,000	3.505%, 3/25/2029, Ser. K091, Class A2[k]	1,666,277
511,091	3.000%, 3/15/2045, Ser. 4741, Class GA	525,975
	Federal National Mortgage Association
1,800,000	3.410%, 5/1/2028	1,915,054
850,000	3.640%, 6/1/2028	913,371
225,000	3.710%, 7/1/2028	240,297
3,275,803	4.500%, 5/1/2048	3,452,857
	Federal National Mortgage Association - ACES
475,000	2.569%, 12/25/2026, Ser. 2017-M3, Class A2[b]	487,304
450,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	474,712
1,500,000	3.639%, 8/25/2030, Ser. 2018-M12, Class A2[b]	1,672,077
	Federal National Mortgage Association Grantor Trust
923,423	2.898%, 6/25/2027, Ser. 2017-T1, Class Ak	962,195
	GS Mortgage Securities Trust
456,429	3.801%, 1/10/2047, Ser. 2014-GC18, Class A3	484,720
700,000	3.666%, 9/10/2047, Ser. 2014-GC24, Class A4	745,867
825,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	868,754
800,000	3.470%, 11/10/2048, Ser. 2015-GS1, Class A2	850,769
	UBS Commercial Mortgage Trust
625,000	2.921%, 10/15/2052, Ser. 2019-C17, Class A4	642,167
900,000	4.241%, 6/15/2051, Ser. 2018-C11, Class A5[b]	1,018,294

	Total	20,506,364

Communications Services (0.6%)
	AMC Networks, Inc.
365,000	5.000%, 4/1/2024	371,774
	American Tower Corporation
10,000	2.800%, 6/1/2020	10,042
	AT&T, Inc.
550,000	4.350%, 3/1/2029	609,155
97,000	4.300%, 2/15/2030	106,782
180,000	5.250%, 3/1/2037	211,855
180,000	4.900%, 8/15/2037	204,788
126,000	6.350%, 3/15/2040	163,438
125,000	5.550%, 8/15/2041	150,550
95,000	4.750%, 5/15/2046	105,387
330,000	5.450%, 3/1/2047	398,427
	British Sky Broadcasting Group plc
184,000	3.125%, 11/26/2022[i]	190,047
	British Telecommunications plc
425,000	4.500%, 12/4/2023	459,079
	CCO Holdings, LLC
400,000	5.875%, 4/1/2024[i]	417,000
275,000	5.500%, 5/1/2026[i]	289,781
190,000	5.125%, 5/1/2027[i]	200,212
	CCOH Safari, LLC
60,000	5.750%, 2/15/2026[i]	63,360
	Charter Communications Operating, LLC
77,000	6.834%, 10/23/2055	98,073
200,000	4.500%, 2/1/2024	215,121
250,000	4.200%, 3/15/2028	265,432
640,000	6.484%, 10/23/2045	786,460
	Comcast Corporation
400,000	4.950%, 10/15/2058	516,162
225,000	4.049%, 11/1/2052	249,683
12,000	1.625%, 1/15/2022	11,991
140,000	2.750%, 3/1/2023	143,765
245,000	3.950%, 10/15/2025	269,094
400,000	4.250%, 10/15/2030	460,965
360,000	4.400%, 8/15/2035	417,959
243,000	4.750%, 3/1/2044	295,341
150,000	4.600%, 8/15/2045	179,614
	Cox Communications, Inc.
250,000	3.350%, 9/15/2026[i]	261,368
92,000	4.600%, 8/15/2047[i]	100,616
	Crown Castle International Corporation
201,000	3.400%, 2/15/2021	204,338
126,000	5.250%, 1/15/2023	137,641
184,000	3.200%, 9/1/2024	191,028
	CSC Holdings, LLC
190,000	5.500%, 5/15/2026[i]	200,213
	Discovery Communications, LLC
230,000	4.900%, 3/11/2026	256,875
	Embarq Corporation
200,000	7.995%, 6/1/2036	198,000
	Frontier Communications Corporation
330,000	8.000%, 4/1/2027[i]	346,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

115

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (18.3%)	Value
Communications Services (0.6%) - continued
	Gray Television, Inc.
$295,000	5.875%, 7/15/2026[i]	$310,125
	LCPR Senior Secured Financing DAC
280,000	6.750%, 10/15/2027[i]	286,650
	Level 3 Communications, Inc.
560,000	5.375%, 1/15/2024	570,500
	Level 3 Financing, Inc.
130,000	5.375%, 5/1/2025	134,388
30,000	5.250%, 3/15/2026	31,313
	Moody’s Corporation
122,000	2.750%, 12/15/2021	123,898
	Neptune Finco Corporation
345,000	10.875%, 10/15/2025[i]	389,319
	Netflix, Inc.
400,000	4.875%, 4/15/2028	413,316
	Nexstar Escrow Corporation
293,000	5.625%, 8/1/2024[i]	305,710
	Omnicom Group, Inc.
85,000	3.600%, 4/15/2026	89,747
	Orange SA
10,000	1.625%, 11/3/2019	10,000
	Sirius XM Radio, Inc.
400,000	5.000%, 8/1/2027[i]	420,500
	Sprint Communications, Inc.
230,000	6.000%, 11/15/2022	243,225
	Sprint Corporation
495,000	7.625%, 2/15/2025	543,881
	Telefonica Emisiones SAU
375,000	4.570%, 4/27/2023	405,432
	Time Warner Entertainment Company, LP
160,000	8.375%, 3/15/2023	190,561
	T-Mobile USA, Inc.
590,000	4.500%, 2/1/2026	608,438
	Verizon Communications, Inc.
378,000	5.150%, 9/15/2023	422,273
385,000	3.376%, 2/15/2025	408,651
90,000	3.258%, (LIBOR 3M + 1.100%), 5/15/2025[b]	91,547
117,000	4.272%, 1/15/2036	132,100
368,000	4.862%, 8/21/2046	455,770
278,000	4.522%, 9/15/2048	330,797
	Viacom, Inc.
99,000	4.250%, 9/1/2023	105,200
126,000	5.850%, 9/1/2043	154,147
	Vodafone Group plc
450,000	4.875%, 6/19/2049	505,392
	Walt Disney Company
435,000	6.400%, 12/15/2035[i]	625,666

	Total	18,066,462

Consumer Cyclical (0.6%)
	Allison Transmission, Inc.
370,000	5.000%, 10/1/2024[i]	379,250
	Amazon.com, Inc.
230,000	3.875%, 8/22/2037	261,346
138,000	4.050%, 8/22/2047	164,027
	American Honda Finance Corporation
204,000	2.000%, 2/14/2020	204,045
450,000	2.150%, 9/10/2024	452,405
	Brookfield Property REIT, Inc.
200,000	5.750%, 5/15/2026[i]	208,500
	Brookfield Residential Properties, Inc.
400,000	6.250%, 9/15/2027[i]	408,000
	Cinemark USA, Inc.
488,000	4.875%, 6/1/2023	495,320
	D.R. Horton, Inc.
228,000	2.550%, 12/1/2020	228,792
	Daimler Finance North America, LLC
250,000	2.837%, (LIBOR 3M + 0.550%), 5/4/2021[b,i]	250,067
	Ford Motor Credit Company, LLC
14,000	2.597%, 11/4/2019	14,000
63,000	3.200%, 1/15/2021	63,247
9,000	3.336%, 3/18/2021	9,052
450,000	5.596%, 1/7/2022	474,326
130,000	3.374%, (LIBOR 3M + 1.270%), 3/28/2022[b]	128,363
350,000	2.979%, 8/3/2022	348,367
450,000	4.063%, 11/1/2024	452,349
	General Motors Company
375,000	3.034%, (LIBOR 3M + 0.900%), 9/10/2021[b]	375,192
475,000	5.000%, 10/1/2028	510,326
	General Motors Financial Company, Inc.
9,000	2.650%, 4/13/2020	9,015
84,000	4.200%, 3/1/2021	85,923
275,000	2.862%, (LIBOR 3M + 0.850%), 4/9/2021[b]	275,193
9,000	4.375%, 9/25/2021	9,316
235,000	3.150%, 6/30/2022	238,680
84,000	3.950%, 4/13/2024	86,956
135,000	4.300%, 7/13/2025	140,956
	Hanesbrands, Inc.
300,000	4.875%, 5/15/2026[i]	317,250
	Hilton Domestic Operating Company, Inc.
390,000	4.875%, 1/15/2030[i]	414,375
	Home Depot, Inc.
10,000	2.625%, 6/1/2022	10,232
215,000	5.400%, 9/15/2040	286,288
126,000	4.250%, 4/1/2046	151,024
230,000	3.900%, 6/15/2047	265,039
	Hyundai Capital America
700,000	3.000%, 6/20/2022[i]	707,252
	L Brands, Inc.
195,000	5.625%, 2/15/2022	205,238
197,000	6.694%, 1/15/2027	194,045
	Landry’s, Inc.
400,000	6.750%, 10/15/2024[i]	412,040
	Lear Corporation
175,000	5.250%, 1/15/2025	180,446
	Lennar Corporation
9,000	2.950%, 11/29/2020	9,011
215,000	4.125%, 1/15/2022	220,913
60,000	4.750%, 11/15/2022	63,150
475,000	4.875%, 12/15/2023	508,250
145,000	4.500%, 4/30/2024	153,338
	Live Nation Entertainment, Inc.
185,000	5.625%, 3/15/2026[i]	197,025
210,000	4.750%, 10/15/2027[i]	218,946

The accompanying Notes to Financial Statements are an integral part of this schedule.

116

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (18.3%)	Value
Consumer Cyclical (0.6%) - continued
	Macy’s Retail Holdings, Inc.
$348,000	2.875%, 2/15/2023	$345,674
	Mastercard, Inc.
320,000	3.950%, 2/26/2048	378,144
	Mattamy Group Corporation
310,000	6.500%, 10/1/2025[i]	327,825
	McDonald’s Corporation
125,000	2.750%, 12/9/2020	126,151
275,000	4.450%, 3/1/2047	317,285
	MGM Resorts International
390,000	6.000%, 3/15/2023	430,100
30,000	5.750%, 6/15/2025	33,300
	Navistar International Corporation
375,000	6.625%, 11/1/2025[i]	382,500
	New Red Finance, Inc.
340,000	4.250%, 5/15/2024[i]	348,925
	Prime Security Services Borrower, LLC
410,000	5.750%, 4/15/2026[i]	420,506
	Ralph Lauren Corporation
10,000	2.625%, 8/18/2020	10,063
	Ryman Hospitality Properties, Inc.
220,000	4.750%, 10/15/2027[i]	227,447
	Scientific Games International, Inc.
200,000	5.000%, 10/15/2025[i]	206,000
	ServiceMaster Company, LLC
380,000	5.125%, 11/15/2024[i]	393,775
	Six Flags Entertainment Corporation
420,000	4.875%, 7/31/2024[i]	433,650
	Viking Cruises, Ltd.
280,000	5.875%, 9/15/2027[i]	297,500
	Visa, Inc.
10,000	2.200%, 12/14/2020	10,050
	Volkswagen Group of America Finance, LLC
500,000	4.250%, 11/13/2023[i]	535,802
	Walmart, Inc.
400,000	3.250%, 7/8/2029	432,832
	Yum! Brands, Inc.
330,000	5.000%, 6/1/2024[i]	342,375
100,000	4.750%, 1/15/2030[i]	104,875

	Total	16,891,654

Consumer Non-Cyclical (0.8%)
	Abbott Laboratories
230,000	2.900%, 11/30/2021	234,659
80,000	3.400%, 11/30/2023	84,368
79,000	3.750%, 11/30/2026	86,556
381,000	4.750%, 11/30/2036	468,693
	AbbVie, Inc.
302,000	2.500%, 5/14/2020	302,878
6,000	2.900%, 11/6/2022	6,117
210,000	3.600%, 5/14/2025	219,955
105,000	4.700%, 5/14/2045	112,242
	Albertson’s Companies, LLC
35,000	6.625%, 6/15/2024	36,706
350,000	7.500%, 3/15/2026[i]	388,938
	Allergan, Inc.
400,000	2.800%, 3/15/2023	404,213
	Altria Group, Inc.
300,000	4.400%, 2/14/2026	323,578
950,000	5.800%, 2/14/2039	1,092,569
	Amgen, Inc.
276,000	2.200%, 5/11/2020	276,513
125,000	3.125%, 5/1/2025	130,383
	Anheuser-Busch Companies, LLC
484,000	3.650%, 2/1/2026	519,192
336,000	4.700%, 2/1/2036	387,093
	Anheuser-Busch InBev Finance, Inc.
5,000	3.300%, 2/1/2023	5,198
	Anheuser-Busch InBev Worldwide, Inc.
550,000	4.750%, 4/15/2058	642,999
290,000	4.375%, 4/15/2038	323,722
90,000	4.600%, 4/15/2048	103,273
	Anthem, Inc.
230,000	4.625%, 5/15/2042	253,420
	B&G Foods, Inc.
300,000	5.250%, 9/15/2027	299,250
	BAT Capital Corporation
138,000	3.222%, 8/15/2024	140,192
184,000	4.540%, 8/15/2047	177,805
	Bausch Health Companies, Inc.
200,000	7.000%, 1/15/2028[i]	215,750
	Baxalta, Inc.
118,000	4.000%, 6/23/2025	126,913
	Becton, Dickinson and Company
196,000	3.734%, 12/15/2024	209,448
425,000	3.700%, 6/6/2027	456,936
138,000	4.669%, 6/6/2047	165,439
	Boston Scientific Corporation
275,000	4.000%, 3/1/2028	306,552
126,000	7.375%, 1/15/2040	191,909
	Bunge, Ltd. Finance Corporation
80,000	3.500%, 11/24/2020	81,010
	Cargill, Inc.
450,000	3.250%, 5/23/2029[i]	482,531
	Celgene Corporation
370,000	2.875%, 8/15/2020	372,337
	Centene Corporation
380,000	4.750%, 1/15/2025	393,114
	Cigna Corporation
45,000	2.891%, (LIBOR 3M + 0.890%), 7/15/2023[b]	45,165
320,000	4.125%, 11/15/2025	346,630
180,000	3.050%, 10/15/2027	181,645
400,000	4.800%, 8/15/2038	454,108
	Clorox Company
300,000	3.100%, 10/1/2027	314,813
	Conagra Brands, Inc.
215,000	3.800%, 10/22/2021	221,953
230,000	4.300%, 5/1/2024	246,787
	Constellation Brands, Inc.
210,000	3.600%, 2/15/2028	221,908
	CVS Health Corporation
6,000	2.750%, 12/1/2022	6,103
104,000	3.700%, 3/9/2023	108,440
40,000	4.000%, 12/5/2023	42,435
270,000	4.100%, 3/25/2025	290,224
550,000	4.875%, 7/20/2035	619,605
395,000	4.780%, 3/25/2038	438,603
200,000	5.050%, 3/25/2048	229,103

The accompanying Notes to Financial Statements are an integral part of this schedule.

117

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (18.3%)	Value
Consumer Non-Cyclical (0.8%) - continued
	EMD Finance, LLC
$96,000	2.950%, 3/19/2022[i]	$97,504
	Energizer Holdings, Inc.
420,000	5.500%, 6/15/2025[i]	435,750
	Express Scripts Holding Company
6,000	4.750%, 11/15/2021	6,304
425,000	4.800%, 7/15/2046	473,604
	Forest Laboratories, LLC
11,000	4.875%, 2/15/2021[i]	11,300
	HCA, Inc.
570,000	5.375%, 2/1/2025	626,288
	Imperial Brands Finance plc
475,000	3.875%, 7/26/2029[i]	475,773
	Imperial Tobacco Finance plc
170,000	2.950%, 7/21/2020[i]	170,772
	JBS USA
420,000	5.500%, 1/15/2030[i]	452,550
	JBS USA, LLC
135,000	5.750%, 6/15/2025[i]	140,231
	Keurig Dr Pepper, Inc.
275,000	3.551%, 5/25/2021	281,343
	Kimberly-Clark Corporation
230,000	3.900%, 5/4/2047	262,901
	Kraft Foods Group, Inc.
168,000	5.000%, 6/4/2042	174,406
	Kraft Heinz Foods Company
400,000	3.375%, 6/15/2021	407,073
500,000	4.875%, 10/1/2049[i]	515,366
	Kroger Company
115,000	2.800%, 8/1/2022	117,217
	Mead Johnson Nutrition Company
20,000	3.000%, 11/15/2020	20,212
	Medtronic, Inc.
476,000	4.375%, 3/15/2035	567,888
13,000	4.625%, 3/15/2045	16,681
	Merck & Company, Inc.
30,000	3.700%, 2/10/2045	33,645
	Mondelez International Holdings Netherlands BV
200,000	2.000%, 10/28/2021[i]	200,097
	Mylan, Inc.
45,000	3.125%, 1/15/2023[i]	45,571
	Nestle Holdings, Inc.
400,000	3.900%, 9/24/2038[i]	458,143
	Par Pharmaceutical, Inc.
200,000	7.500%, 4/1/2027[i]	190,000
	Pernod Ricard SA
10,000	5.750%, 4/7/2021[i]	10,526
	Perrigo Finance Unlimited Company
360,000	4.900%, 12/15/2044	336,978
	Post Holdings, Inc.
200,000	5.500%, 3/1/2025[i]	209,520
	Reynolds American, Inc.
257,000	5.700%, 8/15/2035	290,226
	Roche Holdings, Inc.
130,000	4.000%, 11/28/2044[i]	153,060
	Shire Acquisitions Investments Ireland Designated Activity Company
276,000	2.400%, 9/23/2021	277,591
	Simmons Foods, Inc.
365,000	5.750%, 11/1/2024[i]	357,244
	Smithfield Foods, Inc.
224,000	2.700%, 1/31/2020[i]	224,020
165,000	2.650%, 10/3/2021[i]	164,225
	Spectrum Brands, Inc.
390,000	5.750%, 7/15/2025	406,575
	Teleflex, Inc.
430,000	4.625%, 11/15/2027	450,425
	Tenet Healthcare Corporation
100,000	4.625%, 7/15/2024	103,000
300,000	5.125%, 11/1/2027[i]	312,744
	Teva Pharmaceutical Finance Netherlands III BV
10,000	2.200%, 7/21/2021	9,480
	Tyson Foods, Inc.
92,000	3.550%, 6/2/2027	98,428
	UnitedHealth Group, Inc.
250,000	2.950%, 10/15/2027	260,526
380,000	4.625%, 7/15/2035	459,917
	VRX Escrow Corporation
800,000	6.125%, 4/15/2025[i]	830,500
	Zimmer Biomet Holdings, Inc.
375,000	3.550%, 4/1/2025	396,690
	Zoetis, Inc.
9,000	3.450%, 11/13/2020	9,112
288,000	4.700%, 2/1/2043	344,272

	Total	25,675,651

Energy (0.6%)
	Alliance Resource Operating Partners, LP
315,000	7.500%, 5/1/2025[i]	267,750
	Antero Resources Corporation
330,000	5.125%, 12/1/2022	247,087
70,000	5.625%, 6/1/2023	49,087
	BP Capital Markets America, Inc.
45,000	3.119%, 5/4/2026	47,166
	BP Capital Markets plc
6,000	2.315%, 2/13/2020	6,008
252,000	3.535%, 11/4/2024	268,610
350,000	3.279%, 9/19/2027	369,350
	Canadian Natural Resources, Ltd.
200,000	3.450%, 11/15/2021	205,217
	Canadian Oil Sands, Ltd.
125,000	9.400%, 9/1/2021[i]	139,021
	Cenovus Energy, Inc.
500,000	5.400%, 6/15/2047	559,374
	Cheniere Corpus Christi Holdings, LLC
340,000	7.000%, 6/30/2024	391,027
255,000	5.875%, 3/31/2025	282,754
	Cheniere Energy Partners, LP
475,000	5.625%, 10/1/2026	501,719
	Chesapeake Energy Corporation
200,000	7.000%, 10/1/2024	134,500
	ConocoPhillips
230,000	6.500%, 2/1/2039	336,677
	Continental Resources, Inc.
325,000	4.500%, 4/15/2023	338,403
350,000	4.375%, 1/15/2028	360,653

The accompanying Notes to Financial Statements are an integral part of this schedule.

118

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (18.3%)	Value
Energy (0.6%) - continued
	Diamondback Energy, Inc.
$130,000	4.750%, 11/1/2024	$134,388
150,000	5.375%, 5/31/2025	156,750
	El Paso Pipeline Partners Operating Company, LLC
135,000	4.300%, 5/1/2024	144,508
	Enagas SA
625,000	5.500%, 1/15/2028[i]	585,938
	Enbridge Energy Partners, LP
230,000	5.875%, 10/15/2025	267,598
	Enbridge, Inc.
175,000	2.900%, 7/15/2022	178,798
	Energy Transfer Operating, LP
75,000	4.200%, 9/15/2023	79,267
330,000	6.000%, 6/15/2048	381,800
	Energy Transfer Partners, LP
90,000	4.900%, 3/15/2035	93,864
125,000	5.150%, 2/1/2043	127,709
	Eni SPA
375,000	4.000%, 9/12/2023[i]	396,694
	EnLink Midstream Partners, LP
85,000	4.150%, 6/1/2025	76,701
443,000	4.850%, 7/15/2026	405,345
	Enterprise Products Operating, LLC
48,000	5.100%, 2/15/2045	55,977
	EOG Resources, Inc.
10,000	2.625%, 3/15/2023	10,203
	EQM Midstream Partners LP
350,000	4.750%, 7/15/2023	347,282
	EQT Corporation
150,000	4.875%, 11/15/2021	153,098
	Hess Corporation
435,000	3.500%, 7/15/2024	445,945
	Kinder Morgan Energy Partners, LP
130,000	3.500%, 3/1/2021	132,104
12,000	3.450%, 2/15/2023	12,402
225,000	6.500%, 9/1/2039	277,939
	Kinder Morgan, Inc.
255,000	6.500%, 9/15/2020	264,512
	Magellan Midstream Partners, LP
120,000	5.000%, 3/1/2026	135,574
	Marathon Oil Corporation
325,000	6.600%, 10/1/2037	400,486
	Marathon Petroleum Corporation
276,000	4.750%, 12/15/2023	301,728
59,000	6.500%, 3/1/2041	76,185
	MPLX, LP
9,000	4.500%, 7/15/2023	9,574
500,000	4.875%, 12/1/2024	544,674
276,000	4.875%, 6/1/2025	302,647
	Nabors Industries, Inc.
300,000	5.750%, 2/1/2025	223,590
	Newfield Exploration Company
450,000	5.625%, 7/1/2024	493,006
	Noble Energy, Inc.
600,000	5.050%, 11/15/2044	634,231
	Occidental Petroleum Corporation
219,000	4.850%, 3/15/2021	226,392
174,000	3.200%, 8/15/2026	176,150
	Parsley Energy, LLC
360,000	5.625%, 10/15/2027[i]	371,700
	Petrobras Global Finance BV
252,000	5.093%, 1/15/2030[i]	267,246
	Phillips 66
205,000	3.900%, 3/15/2028	222,138
	Pioneer Natural Resources Company
85,000	4.450%, 1/15/2026	93,399
	Plains All American Pipeline, LP
225,000	5.000%, 2/1/2021	231,039
500,000	4.500%, 12/15/2026	524,168
	Precision Drilling Corporation
190,000	7.125%, 1/15/2026[i]	164,350
	Regency Energy Partners, LP
168,000	5.875%, 3/1/2022	179,716
	Sabine Pass Liquefaction, LLC
141,000	6.250%, 3/15/2022	151,959
166,000	5.625%, 4/15/2023	180,617
185,000	5.750%, 5/15/2024	206,891
	Schlumberger Holdings Corporation
330,000	4.000%, 12/21/2025[i]	352,839
	Southwestern Energy Company
340,000	7.500%, 4/1/2026	298,381
	Suncor Energy, Inc.
95,000	3.600%, 12/1/2024	100,394
	Sunoco Logistics Partners Operations, LP
10,000	4.400%, 4/1/2021	10,278
	Sunoco, LP
210,000	5.500%, 2/15/2026	217,109
200,000	5.875%, 3/15/2028	210,004
	Transocean Guardian, Ltd.
333,750	5.875%, 1/15/2024[i]	333,750
	Viper Energy Partners, LP
100,000	5.375%, 11/1/2027[i]	101,750
	W&T Offshore, Inc.
380,000	9.750%, 11/1/2023[i]	356,250
	Western Gas Partners, LP
184,000	4.000%, 7/1/2022	186,894
	Williams Companies, Inc.
250,000	7.500%, 1/15/2031	327,899
	Williams Partners, LP
117,000	4.000%, 11/15/2021	120,565
65,000	3.600%, 3/15/2022	66,888
115,000	4.500%, 11/15/2023	122,935
185,000	6.300%, 4/15/2040	224,418
	Woodside Finance, Ltd.
240,000	3.650%, 3/5/2025[i]	248,718
95,000	3.700%, 3/15/2028[i]	98,268
	WPX Energy, Inc.
245,000	5.750%, 6/1/2026	246,225

	Total	18,974,250

Financials (1.6%)
	ABN AMRO Bank NV
200,000	4.750%, 7/28/2025[i]	216,680
	ACE INA Holdings, Inc.
10,000	2.875%, 11/3/2022	10,286
125,000	4.350%, 11/3/2045	153,649
	AerCap Ireland Capital, Ltd.
84,000	4.625%, 10/30/2020	86,080
230,000	5.000%, 10/1/2021	241,550

The accompanying Notes to Financial Statements are an integral part of this schedule.

119

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (18.3%)	Value
Financials (1.6%) - continued
$84,000	4.625%, 7/1/2022	$88,929
175,000	3.500%, 1/15/2025	180,779
	Air Lease Corporation
28,000	2.500%, 3/1/2021	28,141
	Aircastle, Ltd.
400,000	5.000%, 4/1/2023	428,228
	Ally Financial, Inc.
380,000	5.750%, 11/20/2025	423,225
	American International Group, Inc.
126,000	4.125%, 2/15/2024	135,364
275,000	3.750%, 7/10/2025	294,207
255,000	3.900%, 4/1/2026	274,318
	Ares Capital Corporation
435,000	3.875%, 1/15/2020	435,840
	Athene Global Funding
5,000	4.000%, 1/25/2022[i]	5,185
	AvalonBay Communities, Inc.
200,000	3.500%, 11/15/2025	213,934
	Aviation Capital Group, LLC
290,000	2.875%, 1/20/2022[i]	291,620
	Avolon Holdings Funding, Ltd.
275,000	5.250%, 5/15/2024[i]	299,887
	Banco Santander SA
400,000	3.121%, (LIBOR 3M + 1.120%), 4/12/2023[b]	401,151
	Bank of America Corporation
5,000	2.738%, 1/23/2022[b]	5,040
275,000	3.499%, 5/17/2022[b]	280,805
200,000	3.300%, 1/11/2023	207,299
185,000	2.881%, 4/24/2023[b]	188,286
9,000	3.550%, 3/5/2024[b]	9,380
168,000	4.000%, 4/1/2024	180,581
450,000	4.200%, 8/26/2024	484,889
515,000	4.000%, 1/22/2025	549,823
450,000	3.458%, 3/15/2025[b]	469,988
240,000	3.093%, 10/1/2025[b]	248,134
276,000	4.183%, 11/25/2027	298,969
185,000	3.824%, 1/20/2028[b]	199,223
300,000	3.194%, 7/23/2030[b]	309,272
208,000	5.875%, 2/7/2042	291,371
	Bank of Montreal
225,000	2.461%, (LIBOR 3M + 0.460%), 4/13/2021[b]	225,963
	Bank of New York Mellon Corporation
210,000	2.500%, 4/15/2021	211,931
12,000	2.600%, 2/7/2022	12,177
	Bank of Nova Scotia
435,000	2.406%, (LIBOR 3M + 0.440%), 4/20/2021[b]	436,401
199,000	2.700%, 3/7/2022	202,594
	Barclays Bank plc
42,000	10.179%, 6/12/2021[i]	47,024
	Barclays plc
330,000	3.250%, 1/12/2021	333,581
425,000	4.610%, 2/15/2023[b]	443,968
168,000	3.650%, 3/16/2025	173,816
	Boston Properties, LP
325,000	4.500%, 12/1/2028	371,726
	BPCE SA
350,000	3.500%, 10/23/2027[i]	363,992
	Camden Property Trust
525,000	3.150%, 7/1/2029	551,990
	Capital One Financial Corporation
186,000	3.050%, 3/9/2022	189,616
450,000	4.200%, 10/29/2025	485,970
	Capital One NA
250,000	2.350%, 1/31/2020	250,147
500,000	2.150%, 9/6/2022	500,364
	CIT Group, Inc.
355,000	5.000%, 8/15/2022	377,390
	Citigroup, Inc.
100,000	2.700%, 3/30/2021	100,970
216,000	2.750%, 4/25/2022	219,288
89,000	4.050%, 7/30/2022	93,292
165,000	3.142%, 1/24/2023[b]	168,264
435,000	4.400%, 6/10/2025	471,590
168,000	3.200%, 10/21/2026	174,542
276,000	3.668%, 7/24/2028[b]	292,251
126,000	4.125%, 7/25/2028	136,481
250,000	3.520%, 10/27/2028[b]	263,445
320,000	3.878%, 1/24/2039[b]	351,386
198,000	4.650%, 7/23/2048	245,173
	CNA Financial Corporation
200,000	3.900%, 5/1/2029	217,101
	Comerica, Inc.
70,000	3.700%, 7/31/2023	73,850
	Commerzbank AG
230,000	8.125%, 9/19/2023[i]	268,688
	Commonwealth Bank of Australia
138,000	2.250%, 3/10/2020[i]	138,161
	Compass Bank
250,000	3.500%, 6/11/2021	254,738
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
239,000	3.950%, 11/9/2022	249,516
552,000	4.625%, 12/1/2023	594,856
	Credit Agricole SA
306,000	3.375%, 1/10/2022[i]	313,644
	Credit Suisse Group AG
250,000	2.997%, 12/14/2023[b,i]	253,420
225,000	7.250%, 9/12/2025[b,i,m]	244,688
250,000	3.869%, 1/12/2029[b,i]	267,130
	Credit Suisse Group Funding (Guernsey), Ltd.
222,000	3.125%, 12/10/2020	224,358
18,000	3.800%, 9/15/2022	18,760
	Credit Suisse Group Funding, Ltd.
168,000	3.750%, 3/26/2025	177,306
	Danske Bank AS
400,000	3.244%, 12/20/2025[b,i]	406,040
	Deutsche Bank AG
174,000	2.700%, 7/13/2020	174,060
252,000	3.375%, 5/12/2021	254,610
123,000	4.250%, 10/14/2021	126,118
330,000	4.875%, 12/1/2032[b]	305,461
	Deutsche Bank AG of New York
100,000	3.950%, 2/27/2023	102,320
	Discover Bank
193,000	8.700%, 11/18/2019	193,477
325,000	2.450%, 9/12/2024	325,610
290,000	4.682%, 8/9/2028[b]	303,152
	Duke Realty, LP
90,000	4.375%, 6/15/2022	94,793

The accompanying Notes to Financial Statements are an integral part of this schedule.

120

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (18.3%)	Value
Financials (1.6%) - continued
	ERP Operating, LP
$32,000	3.375%, 6/1/2025	$33,955
	Fidelity National Financial, Inc.
325,000	5.500%, 9/1/2022	354,455
	Fifth Third Bancorp
52,000	2.875%, 7/27/2020	52,316
155,000	2.600%, 6/15/2022	156,779
	Five Corners Funding Trust
555,000	4.419%, 11/15/2023[i]	603,319
	GE Capital International Funding Company
1,730,000	4.418%, 11/15/2035	1,822,587
	Goldman Sachs Group, Inc.
400,000	5.375%, 3/15/2020	404,963
337,000	5.375%, 5/10/2020[b,m]	341,910
578,000	5.250%, 7/27/2021	609,332
10,000	3.328%, (LIBOR 3M + 1.170%), 11/15/2021[b]	10,082
12,000	3.000%, 4/26/2022	12,161
329,000	2.876%, 10/31/2022[b]	333,382
184,000	2.908%, 6/5/2023[b]	187,028
525,000	3.625%, 2/20/2024	551,612
325,000	3.691%, 6/5/2028[b]	343,390
165,000	4.750%, 10/21/2045	199,489
	HCP, Inc.
70,000	4.000%, 12/1/2022	73,669
60,000	3.400%, 2/1/2025	63,004
	Hospitality Properties Trust
10,000	4.250%, 2/15/2021	10,155
	HSBC Holdings plc
353,000	3.400%, 3/8/2021	359,136
212,000	6.875%, 6/1/2021[b,m]	221,222
125,000	2.650%, 1/5/2022	126,377
525,000	3.803%, 3/11/2025[b]	551,213
200,000	3.900%, 5/25/2026	213,606
	HSBC USA, Inc.
280,000	2.350%, 3/5/2020	280,378
	Huntington Bancshares, Inc.
10,000	3.150%, 3/14/2021	10,140
	Icahn Enterprises, LP
140,000	6.750%, 2/1/2024	145,950
185,000	6.375%, 12/15/2025	194,250
	ING Groep NV
200,000	3.150%, 3/29/2022	204,711
350,000	4.100%, 10/2/2023	373,665
	International Lease Finance Corporation
12,000	4.625%, 4/15/2021	12,411
112,000	5.875%, 8/15/2022	122,805
	Iron Mountain, Inc.
163,677	6.000%, 8/15/2023	167,155
75,000	4.875%, 9/15/2027[i]	77,250
	J.P. Morgan Chase & Company
199,000	2.818%, (LIBOR 3M + 0.680%), 6/1/2021[b]	199,537
95,000	2.295%, 8/15/2021	95,166
9,000	2.776%, 4/25/2023[b]	9,130
210,000	2.700%, 5/18/2023	214,138
108,000	3.166%, (LIBOR 3M + 1.230%), 10/24/2023[b]	109,886
120,000	3.625%, 5/13/2024	127,632
450,000	3.875%, 9/10/2024	480,910
240,000	3.125%, 1/23/2025	249,426
470,000	3.900%, 7/15/2025	506,607
135,000	3.300%, 4/1/2026	142,108
375,000	4.203%, 7/23/2029[b]	416,473
350,000	4.452%, 12/5/2029[b]	396,580
275,000	3.882%, 7/24/2038[b]	301,823
	J.P. Morgan Chase Bank NA
650,000	3.086%, 4/26/2021[b]	653,411
	KeyCorp
100,000	2.900%, 9/15/2020	100,825
	Kimco Realty Corporation
368,000	3.300%, 2/1/2025	382,327
	Liberty Mutual Group, Inc.
3,000	5.000%, 6/1/2021[i]	3,111
84,000	4.950%, 5/1/2022[i]	89,284
	Lincoln National Corporation
7,000	6.250%, 2/15/2020	7,080
	Lloyds Bank plc
200,000	2.699%, (LIBOR 3M + 0.490%), 5/7/2021[b]	200,231
	Lloyds Banking Group plc
250,000	2.907%, 11/7/2023[b]	253,521
	Marsh & McLennan Companies, Inc.
350,000	3.875%, 3/15/2024	373,742
	MetLife, Inc.
125,000	4.050%, 3/1/2045	141,533
	Mitsubishi UFJ Financial Group, Inc.
6,000	2.998%, 2/22/2022	6,119
315,000	3.455%, 3/2/2023	327,145
230,000	3.287%, 7/25/2027	241,057
	Morgan Stanley
12,000	2.800%, 6/16/2020	12,058
84,000	5.550%, 7/15/2020[b,m]	85,218
11,000	5.500%, 7/28/2021	11,642
210,000	2.625%, 11/17/2021	212,367
97,000	3.146%, (LIBOR 3M + 1.180%), 1/20/2022[b]	98,002
213,000	2.750%, 5/19/2022	216,228
65,000	4.875%, 11/1/2022	69,717
215,000	3.125%, 1/23/2023	221,189
210,000	4.350%, 9/8/2026	228,824
276,000	3.591%, 7/22/2028[b]	291,731
250,000	3.772%, 1/24/2029[b]	267,535
	MPT Operating Partnership, LP
195,000	6.375%, 3/1/2024	203,531
255,000	4.625%, 8/1/2029	266,001
	Nasdaq, Inc.
110,000	3.850%, 6/30/2026	118,279
	Nationwide Building Society
275,000	3.622%, 4/26/2023[b,i]	282,697
	New York Life Global Funding
138,000	2.300%, 6/10/2022[i]	139,426
	Park Aerospace Holdings, Ltd.
275,000	4.500%, 3/15/2023[i]	288,888
	PNC Bank NA
10,000	2.450%, 11/5/2020	10,054
	Prudential Financial, Inc.
400,000	3.700%, 3/13/2051	418,537
	Quicken Loans, Inc.
395,000	5.750%, 5/1/2025[i]	406,645
	Realty Income Corporation
9,000	5.750%, 1/15/2021	9,321

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (18.3%)	Value
Financials (1.6%) - continued
$185,000	4.125%, 10/15/2026	$204,614
	Regency Centers, LP
320,000	4.125%, 3/15/2028	349,094
	Regions Financial Corporation
136,000	3.200%, 2/8/2021	137,853
	Reinsurance Group of America, Inc.
323,000	4.700%, 9/15/2023	351,726
275,000	3.900%, 5/15/2029	294,949
	Royal Bank of Canada
12,000	2.125%, 3/2/2020	12,009
	Royal Bank of Scotland Group plc
175,000	6.125%, 12/15/2022	190,862
250,000	6.100%, 6/10/2023	275,406
200,000	3.875%, 9/12/2023	208,554
375,000	5.125%, 5/28/2024	404,639
450,000	4.269%, 3/22/2025[b]	477,031
400,000	4.445%, 5/8/2030[b]	439,577
	Santander UK Group Holdings plc
147,000	2.875%, 10/16/2020	147,626
	Simon Property Group, LP
15,000	2.500%, 7/15/2021	15,134
140,000	2.750%, 2/1/2023	143,467
168,000	4.250%, 11/30/2046	196,774
	SITE Centers Corporation
69,000	4.625%, 7/15/2022	72,167
	Societe Generale SA
138,000	4.750%, 11/24/2025[i]	149,161
	Sumitomo Mitsui Financial Group, Inc.
176,000	2.784%, 7/12/2022	178,955
150,000	3.102%, 1/17/2023	154,025
126,000	3.010%, 10/19/2026	129,153
	SunTrust Banks, Inc.
180,000	2.250%, 1/31/2020	180,079
10,000	2.900%, 3/3/2021	10,113
	Synchrony Financial
55,000	4.250%, 8/15/2024	58,149
425,000	3.950%, 12/1/2027	442,757
	UBS Group Funding Jersey, Ltd.
24,000	3.000%, 4/15/2021[i]	24,356
126,000	4.125%, 9/24/2025[i]	137,324
	UBS Group Funding Switzerland AG
200,000	3.491%, 5/23/2023[i]	206,138
	Ventas Realty, LP
195,000	3.100%, 1/15/2023	200,367
260,000	4.000%, 3/1/2028	282,738
	Voya Financial, Inc.
342,000	3.125%, 7/15/2024	353,800
	Wells Fargo & Company
170,000	2.550%, 12/7/2020	171,243
7,000	2.100%, 7/26/2021	7,012
205,000	2.625%, 7/22/2022	207,688
225,000	3.069%, 1/24/2023	229,322
168,000	3.450%, 2/13/2023	173,854
450,000	4.125%, 8/15/2023	478,027
15,000	3.157%, (LIBOR 3M + 1.230%), 10/31/2023[b]	15,263
125,000	3.000%, 2/19/2025	128,557
175,000	3.000%, 4/22/2026	179,598
168,000	3.000%, 10/23/2026	172,854
323,000	4.900%, 11/17/2045	390,588
	Welltower, Inc.
70,000	3.950%, 9/1/2023	74,372
	Westpac Banking Corporation
15,000	2.974%, (LIBOR 3M + 0.850%), 8/19/2021[b]	15,165
	ZB NA
360,000	3.500%, 8/27/2021	368,801

	Total	49,360,792

Mortgage-Backed Securities (5.2%)
	Federal Home Loan Mortgage Corporation Conventional 15-Yr. Pass Through
7,621,598	3.500%, 5/1/2034[f]	7,918,768
	Federal National Mortgage Association
663,825	3.230%, 11/1/2020	666,643
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
35,153,000	3.000%, 11/1/2034[f]	35,994,063
20,250,000	2.500%, 12/1/2034[f]	20,458,828
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
33,300,000	3.500%, 11/1/2049[f]	34,192,336
58,547,000	3.000%, 12/1/2049[f]	59,436,844

	Total	158,667,482

Technology (0.4%)
	Apple, Inc.
10,000	2.400%, 1/13/2023	10,192
115,000	3.000%, 2/9/2024	119,981
183,000	3.200%, 5/11/2027	194,848
250,000	3.000%, 6/20/2027	263,782
400,000	3.000%, 11/13/2027	422,700
335,000	3.750%, 9/12/2047	371,881
	Applied Materials, Inc.
92,000	3.300%, 4/1/2027	98,356
	Avnet, Inc.
125,000	3.750%, 12/1/2021	127,672
	Baidu, Inc.
6,000	3.000%, 6/30/2020	6,022
	Broadcom Corporation
146,000	3.875%, 1/15/2027	147,504
220,000	3.500%, 1/15/2028	215,238
	CommScope Technologies Finance, LLC
270,000	6.000%, 6/15/2025[i]	242,055
	Diamond 1 Finance Corporation
26,000	5.450%, 6/15/2023[i]	28,267
990,000	6.020%, 6/15/2026[i]	1,129,818
	Diamond Sports Group, LLC
400,000	6.625%, 8/15/2027[g,i]	412,000
	Equinix, Inc.
375,000	5.750%, 1/1/2025	387,667
	Fidelity National Information Services, Inc.
15,000	2.250%, 8/15/2021	15,052
	Harland Clarke Holdings Corporation
210,000	8.375%, 8/15/2022[i]	167,475

The accompanying Notes to Financial Statements are an integral part of this schedule.

122

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (18.3%)	Value
Technology (0.4%) - continued
	Hewlett Packard Enterprise Company
$15,000	3.600%, 10/15/2020	$15,201
365,000	2.763%, (LIBOR 3M + 0.720%), 10/5/2021[b]	365,003
48,000	4.400%, 10/15/2022	50,884
	Inception Merger Sub, Inc.
380,000	8.625%, 11/15/2024[g,i]	347,700
	Intel Corporation
10,000	3.100%, 7/29/2022	10,354
	Iron Mountain, Inc.
170,000	4.875%, 9/15/2029[i]	174,037
	Marvell Technology Group, Ltd.
205,000	4.200%, 6/22/2023	215,768
275,000	4.875%, 6/22/2028	305,094
	Microsoft Corporation
270,000	4.750%, 11/3/2055	362,295
12,000	2.400%, 2/6/2022	12,186
270,000	4.200%, 11/3/2035	320,878
975,000	3.700%, 8/8/2046	1,109,797
	NCR Corporation
380,000	6.125%, 9/1/2029[i]	398,050
	NXP BV/NXP Funding, LLC
425,000	4.875%, 3/1/2024[i]	461,764
	Oracle Corporation
10,000	2.500%, 5/15/2022	10,150
168,000	2.400%, 9/15/2023	170,298
390,000	2.950%, 5/15/2025	405,683
250,000	3.850%, 7/15/2036	276,286
	Plantronics, Inc.
310,000	5.500%, 5/31/2023[i]	315,425
	SS&C Technologies, Inc.
290,000	5.500%, 9/30/2027[i]	309,394
	Texas Instruments, Inc.
330,000	4.150%, 5/15/2048	399,589
	Tyco Electronics Group SA
46,000	3.450%, 8/1/2024	48,027
92,000	3.125%, 8/15/2027	94,649

	Total	10,539,022

Transportation (0.1%)
	Air Canada Pass Through Trust
38,556	3.875%, 3/15/2023[i]	39,087
	Air Lease Corporation
70,000	3.500%, 1/15/2022	71,983
	Boeing Company
575,000	3.600%, 5/1/2034	624,596
	Burlington Northern Santa Fe, LLC
140,000	5.750%, 5/1/2040	189,299
430,000	5.050%, 3/1/2041	537,592
150,000	4.450%, 3/15/2043	176,596
	CSX Corporation
42,000	3.700%, 11/1/2023	44,491
375,000	3.350%, 9/15/2049	370,294
	Delta Air Lines, Inc.
114,000	2.875%, 3/13/2020	114,272
	Hertz Corporation
210,000	5.500%, 10/15/2024[i]	208,341
	Penske Truck Leasing Company, LP
425,000	3.375%, 2/1/2022[i]	434,528
	United Airlines Pass Through Trust
10,000	3.700%, 12/1/2022	10,306
	United Continental Holdings, Inc.
400,000	4.875%, 1/15/2025	419,840
	XPO Logistics, Inc.
200,000	6.125%, 9/1/2023[i]	206,000
202,000	6.750%, 8/15/2024[i]	218,160

	Total	3,665,385

U.S. Government & Agencies (5.4%)
	U.S. Treasury Bonds
4,485,000	2.250%, 11/15/2027	4,693,132
8,000,000	2.875%, 5/15/2028	8,775,312
1,510,000	5.250%, 11/15/2028	1,963,295
2,000,000	1.625%, 8/15/2029	1,988,047
1,175,000	4.375%, 5/15/2040	1,634,122
6,780,000	3.000%, 5/15/2042	7,825,603
12,618,000	2.500%, 5/15/2046	13,421,412
750,000	3.000%, 5/15/2047	877,295
250,000	2.750%, 8/15/2047	279,404
10,100,000	2.875%, 5/15/2049	11,625,258
	U.S. Treasury Notes
940,000	2.250%, 3/31/2020	942,497
120,000	1.875%, 12/15/2020	120,352
500,000	2.500%, 2/28/2021	505,879
250,000	1.375%, 5/31/2021	249,170
7,984,000	1.125%, 8/31/2021	7,920,689
2,210,000	1.500%, 9/30/2021	2,208,014
7,440,000	1.875%, 7/31/2022	7,510,622
155,000	2.000%, 11/30/2022	157,222
4,750,000	2.500%, 3/31/2023	4,904,375
6,560,000	2.500%, 1/31/2024	6,821,119
2,060,000	2.125%, 7/31/2024	2,115,362
990,000	2.250%, 11/15/2024	1,023,645
5,760,000	2.125%, 11/30/2024	5,921,550
18,500,000	2.875%, 5/31/2025	19,786,328
6,380,000	2.625%, 1/31/2026	6,770,526
42,470,000	2.500%, 2/28/2026	44,780,965

	Total	164,821,195

Utilities (0.5%)
	Alabama Power Company
6,000	2.450%, 3/30/2022	6,088
	Ameren Corporation
10,000	2.700%, 11/15/2020	10,066
	Ameren Illinois Company
270,000	4.500%, 3/15/2049	339,044
	American Electric Power Company, Inc.
253,000	2.950%, 12/15/2022	258,550
	Appalachian Power Company
92,000	3.300%, 6/1/2027	96,742
	Berkshire Hathaway Energy Company
155,000	4.500%, 2/1/2045	184,961
	Calpine Corporation
195,000	5.375%, 1/15/2023	198,159
180,000	5.875%, 1/15/2024[i]	183,960
	CenterPoint Energy, Inc.
70,000	3.850%, 2/1/2024	74,149
450,000	2.500%, 9/1/2024	452,856
245,000	4.250%, 11/1/2028	270,585

The accompanying Notes to Financial Statements are an integral part of this schedule.

123

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (18.3%)	Value
Utilities (0.5%) - continued
	CMS Energy Corporation
$126,000	2.950%, 2/15/2027	$127,976
	Commonwealth Edison Company
125,000	3.700%, 3/1/2045	136,327
70,000	4.350%, 11/15/2045	83,659
	Consolidated Edison Company of New York, Inc.
675,000	4.125%, 5/15/2049	771,505
	Consolidated Edison, Inc.
6,000	2.000%, 3/15/2020	6,000
63,000	4.500%, 12/1/2045	75,341
	Consumers Energy Company
325,000	4.350%, 4/15/2049	402,535
	DTE Electric Company
95,000	3.700%, 3/15/2045	105,379
135,000	3.700%, 6/1/2046	147,622
	Duke Energy Carolinas, LLC
350,000	3.700%, 12/1/2047	382,646
	Duke Energy Corporation
168,000	3.750%, 9/1/2046	173,740
	Duke Energy Florida, LLC
120,000	3.200%, 1/15/2027	126,358
	Duke Energy Indiana, LLC
170,000	3.750%, 5/15/2046	182,458
	Edison International
85,000	2.950%, 3/15/2023	83,924
800,000	5.750%, 6/15/2027[g]	868,526
	Energy Transfer Operating, LP
330,000	5.200%, 2/1/2022	347,455
	Eversource Energy
225,000	2.500%, 3/15/2021	226,363
	Exelon Corporation
90,000	5.100%, 6/15/2045	109,098
126,000	4.450%, 4/15/2046	142,895
	FirstEnergy Corporation
60,000	2.850%, 7/15/2022	61,124
350,000	4.850%, 7/15/2047	417,173
	Fortis, Inc.
10,000	2.100%, 10/4/2021	9,994
	ITC Holdings Corporation
30,000	4.050%, 7/1/2023	31,551
84,000	5.300%, 7/1/2043	105,226
	MidAmerican Energy Holdings Company
252,000	6.500%, 9/15/2037	353,819
	Mississippi Power Company
185,000	3.950%, 3/30/2028	202,655
	Monongahela Power Company
95,000	5.400%, 12/15/2043[i]	126,294
	National Rural Utilities Cooperative Finance Corporation
175,000	3.900%, 11/1/2028	194,111
400,000	3.700%, 3/15/2029	442,501
	NextEra Energy Operating Partners, LP
390,000	3.875%, 10/15/2026[i]	389,025
	NiSource Finance Corporation
92,000	3.490%, 5/15/2027	96,756
245,000	5.650%, 2/1/2045	317,048
	Oncor Electric Delivery Company, LLC
368,000	3.750%, 4/1/2045	410,542
	Pacific Gas and Electric Company
235,000	3.300%, 12/1/2027[n,o]	220,606
235,000	3.950%, 12/1/2047[g,n,o]	212,675
	PPL Capital Funding, Inc.
92,000	3.400%, 6/1/2023	94,969
195,000	5.000%, 3/15/2044	229,522
	PPL Electric Utilities Corporation
138,000	3.950%, 6/1/2047	155,945
	PSEG Power, LLC
8,000	3.000%, 6/15/2021	8,101
	Public Service Electric & Gas Company
230,000	3.000%, 5/15/2027	240,049
	San Diego Gas and Electric Company
330,000	4.150%, 5/15/2048	373,206
	South Carolina Electric & Gas Company
455,000	5.100%, 6/1/2065	601,248
	Southern California Edison Company
185,000	4.000%, 4/1/2047	194,311
	Southern Company
6,000	2.350%, 7/1/2021	6,033
180,000	2.950%, 7/1/2023	184,418
250,000	3.250%, 7/1/2026	260,819
165,000	4.400%, 7/1/2046	186,257
	Southern Company Gas Capital Corporation
230,000	4.400%, 5/30/2047	257,702
	Southwestern Electric Power Company
65,000	3.900%, 4/1/2045	69,171
	TerraForm Power Operating, LLC
415,000	5.000%, 1/31/2028[i]	437,701
	Virginia Electric and Power Company
275,000	4.600%, 12/1/2048	339,744

	Total	13,805,263

	Total Long-Term Fixed Income (cost $534,378,857)	554,738,551

Shares	Collateral Held for Securities Loaned (0.5%)	Value
14,572,174	Thrivent Cash Management Trust	14,572,174

	Total Collateral Held for Securities Loaned (cost $14,572,174)	14,572,174

Shares or Principal Amount	Short-Term Investments (12.1%)	Value
	Federal Home Loan Bank Discount Notes
400,000	1.980%, 11/5/2019[p,q]	399,925
1,700,000	1.990%, 11/8/2019[p,q]	1,699,445
5,000,000	1.945%, 11/12/2019[p,q]	4,997,433
2,700,000	1.964%, 11/19/2019[p,q]	2,697,732
2,200,000	2.010%, 11/26/2019[p,q]	2,197,433
2,400,000	1.901%, 12/5/2019[p,q]	2,396,215
200,000	1.920%, 12/11/2019[p,q]	199,629
11,500,000	1.565%, 12/31/2019[p,q]	11,467,992
	Thrivent Core Short-Term Reserve Fund
33,838,437	2.110%	338,384,375

The accompanying Notes to Financial Statements are an integral part of this schedule.

124

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Shares or Principal Amount	Short-Term Investments (12.1%)	Value
	U.S. Treasury Bills
690,000	1.919%, 11/29/2019[p,r]	$689,204
600,000	1.622%, 1/16/2020[p,r]	598,062

	Total Short-Term Investments (cost $365,727,118)	365,727,445

	Total Investments (cost $2,749,401,036) 105.4%	$3,197,419,091

	Other Assets and Liabilities, Net (5.4%)	(163,533,027)

	Total Net Assets 100.0%	$3,033,886,064

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	In bankruptcy. Interest is being accrued per the bankruptcy agreement terms.
e	All or a portion of the loan is unfunded.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	All or a portion of the security is on loan.
h	Non-income producing security.
i

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $70,025,525 or 2.3% of total net assets.

j

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

k	All or a portion of the security is insured or guaranteed.
l	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2019.
m	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
n	Defaulted security. Interest is not being accrued.
o	In bankruptcy. Interest is not being accrued.
p	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
q	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
r	At October 31, 2019, $651,125 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Fund as of October 31, 2019:

Securities Lending Transactions
Common Stock	$12,173,743
Long-Term Fixed Income	1,991,164

Total lending	$14,164,907
Gross amount payable upon return of collateral for securities loaned	$14,572,174

Net amounts due to counterparty	$407,267

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

125

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (2.1%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$221,591	4.536%, (LIBOR 1M + 2.750%), 3/7/2024[b]	$215,220
	Ball Metalpack Finco, LLC, Term Loan
93,812	6.624%, (LIBOR 3M + 4.500%), 7/31/2025[b]	85,213
	Big River Steel, LLC, Term Loan
151,900	7.104%, (LIBOR 3M + 5.000%), 8/23/2023[b]	150,477
	Chemours Company, Term Loan
280,725	3.540%, (LIBOR 1M + 1.750%), 4/3/2025[b]	264,760
	MRC Global (US), Inc., Term Loan
206,842	4.786%, (LIBOR 1M + 3.000%), 9/22/2024[b,c]	203,739
	Peabody Energy Corporation, Term Loan
157,600	4.536%, (LIBOR 1M + 2.750%), 3/31/2025[b]	124,241
	Pixelle Specialty Solutions, LLC, Term Loan
213,388	7.786%, (LIBOR 1M + 6.000%), 10/31/2024[b,c]	209,120
	Starfruit US Holdco, LLC, Term Loan
130,903	5.190%, (LIBOR 1M + 3.250%), 10/1/2025[b]	127,496

	Total	1,380,266

Capital Goods (0.2%)
	Advanced Disposal Services, Inc., Term Loan
131,631	4.086%, (LIBOR 1W + 2.250%), 11/10/2023[b]	131,794
	Flex Acquisition Company, Inc. Term Loan
455,011	5.349%, (LIBOR 3M + 3.250%), 6/29/2025[b]	429,858
	GFL Environmental, Inc., Term Loan
390,853	4.786%, (LIBOR 1M + 3.000%), 5/31/2025[b]	389,317
	Navistar, Inc., Term Loan
270,188	5.420%, (LIBOR 1M + 3.500%), 11/6/2024[b]	266,980
	Sotera Health Holdings, LLC, Term Loan
170,502	4.927%, (LIBOR 3M + 3.000%), 5/15/2022[b]	167,305
	TransDigm, Inc., Term Loan
388,030	4.286%, (LIBOR 1M + 2.500%), 6/9/2023[b]	386,040
	Vertiv Group Corporation, Term Loan
413,641	5.927%, (LIBOR 1M + 4.000%), 11/15/2023[b]	388,720

	Total	2,160,014

Communications Services (0.3%)
	Altice France SA, Term Loan
117,000	4.536%, (LIBOR 1M + 2.750%), 7/31/2025[b]	113,087
	CenturyLink, Inc., Term Loan
627,329	4.536%, (LIBOR 1M + 2.750%), 1/31/2025[b]	620,510
	Diamond Sports Group, LLC, Term Loan
170,000	5.080%, (LIBOR 1M + 3.250%), 8/24/2026[b]	170,637
	Frontier Communications Corporation, Term Loan
402,009	5.540%, (LIBOR 1M + 3.750%), 6/15/2024[b]	400,100
	HCP Acquisition, LLC, Term Loan
200,768	4.786%, (LIBOR 1M + 3.000%), 5/16/2024[b]	200,194
	Intelsat Jackson Holdings SA, Term Loan
235,000	5.682%, (LIBOR 3M + 3.750%), 11/27/2023[b]	234,561
	Mediacom Illinois, LLC, Term Loan
118,200	3.570%, (LIBOR 1W + 1.750%), 2/15/2024[b]	118,003
	NEP Group, Inc., Term Loan
173,688	5.036%, (LIBOR 1M + 3.250%), 10/20/2025[b]	166,469
25,000	8.786%, (LIBOR 1M + 7.000%), 10/19/2026[b]	23,875
	SBA Senior Finance II, LLC, Term Loan
172,812	3.790%, (LIBOR 1M + 2.000%), 4/11/2025[b]	173,175
	Sprint Communications, Inc., Term Loan
526,500	4.313%, (LIBOR 1M + 2.500%), 2/3/2024[b]	520,140
	TNS, Inc., Term Loan
210,155	5.930%, (LIBOR 3M + 4.000%), 8/14/2022[b]	205,777
	WideOpenWest Finance, LLC, Term Loan
208,740	5.054%, (LIBOR 1M + 3.250%), 8/19/2023[b]	200,065
	Windstream Services, LLC, Term Loan
178,680	9.750%, (PRIME + 5.000%), 3/30/2021[b,d]	180,308

	Total	3,326,901

Consumer Cyclical (0.4%)
	1011778 B.C., ULC, Term Loan
476,551	4.036%, (LIBOR 1M + 2.250%), 2/17/2024[b]	476,909
	Cengage Learning, Inc., Term Loan
282,606	6.036%, (LIBOR 1M + 4.250%), 6/7/2023[b,e,f]	262,258
	Four Seasons Hotels, Ltd., Term Loan
196,465	3.786%, (LIBOR 1M + 2.000%), 11/30/2023[b]	197,091
	Golden Entertainment, Inc., Term Loan
376,350	4.810%, (LIBOR 1M + 3.000%), 10/20/2024[b]	376,587

The accompanying Notes to Financial Statements are an integral part of this schedule.

126

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Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (2.1%)[a]	Value
Consumer Cyclical (0.4%) - continued
	Golden Nugget, LLC, Term Loan
$283,637	471.588%, (LIBOR 3M + 2.750%), 10/4/2023[b]	$282,883
	LCPR Loan Financing, LLC, Term Loan
405,000	0.000%, (LIBOR 3M + 5.000%), 10/22/2026[b,e,f]	407,280
	Men’s Warehouse, Inc., Term Loan
172,729	5.282%, (LIBOR 1M + 3.250%), 4/9/2025[b]	126,668
	Mohegan Gaming and Entertainment, Term Loan
317,461	5.786%, (LIBOR 1M + 4.000%), 10/13/2023[b]	293,156
	Penn National Gaming, Inc., Term Loan
133,987	4.036%, (LIBOR 1M + 2.250%), 10/15/2025[b]	134,390
	Scientific Games International, Inc., Term Loan
661,029	4.536%, (LIBOR 2M + 2.750%), 8/14/2024[b]	652,971
	Staples, Inc., Term Loan
44,888	6.623%, (LIBOR 1M + 4.500%), 9/12/2024[b]	44,251
134,662	7.123%, (LIBOR 1M + 5.000%), 4/12/2026[b]	132,604
	Stars Group Holdings BV, Term Loan
178,357	5.604%, (LIBOR 3M + 3.500%), 7/10/2025[b]	179,011
	Tenneco, Inc., Term Loan
297,750	4.786%, (LIBOR 1M + 3.000%), 10/1/2025[b]	268,719
	Wyndham Hotels & Resorts, Inc., Term Loan
138,600	3.536%, (LIBOR 1M + 1.750%), 5/30/2025[b]	139,178

	Total	3,973,956

Consumer Non-Cyclical (0.5%)
	Air Medical Group Holdings, Inc., Term Loan
560,025	5.096%, (LIBOR 1M + 3.250%), 4/28/2022[b]	501,749
29,475	6.036%, (LIBOR 1M + 4.250%), 3/14/2025[b]	26,359
	Albertson’s LLC, Term Loan
550,000	4.536%, (LIBOR 1M + 2.750%), 8/17/2026[b,e,f]	552,646
	Bausch Health Companies, Inc., Term Loan
391,896	4.921%, (LIBOR 1M + 3.000%), 6/1/2025[b]	393,161
	Chobani, LLC, Term Loan
194,003	5.286%, (LIBOR 1M + 3.500%), 10/10/2023[b]	189,314
	Endo International plc, Term Loan
338,023	6.063%, (LIBOR 1M + 4.250%), 4/27/2024[b]	310,306
	Energizer Holdings, Inc., Term Loan
284,200	4.313%, (LIBOR 1M + 2.250%), 1/2/2026[b]	283,725
	JBS USA LUX SA, Term Loan
218,900	4.286%, (LIBOR 1M + 2.500%), 5/1/2026[b]	219,471
	Mallinckrodt International Finance SA, Term Loan
258,687	5.175%, (LIBOR 3M + 3.000%), 2/24/2025[b]	200,969
	McGraw-Hill Global Education Holdings, LLC, Term Loan
450,876	5.786%, (LIBOR 1M + 4.000%), 5/4/2022[b]	411,001
	MPH Acquisition Holdings, LLC, Term Loan
485,000	4.854%, (LIBOR 3M + 2.750%), 6/7/2023[b]	453,751
	Ortho-Clinical Diagnostics SA, Term Loan
572,300	5.306%, (LIBOR 3M + 3.250%), 6/1/2025[b]	546,071
	Plantronics, Inc., Term Loan
530,682	4.286%, (LIBOR 1M + 2.500%), 7/2/2025[b]	527,477
	R.R. Donnelley & Sons Company, Term Loan
39,900	6.823%, (LIBOR 1M + 5.000%), 1/15/2024[b]	39,999

	Total	4,655,999

Energy (0.2%)
	BCP Raptor II, LLC, Term Loan
179,550	6.536%, (LIBOR 1M + 4.750%), 12/19/2025[b]	157,331
	Calpine Corporation, Term Loan
205,703	4.610%, (LIBOR 3M + 2.500%), 1/15/2024[b]	205,506
	Consolidated Energy Finance SA, Term Loan
108,625	4.547%, (LIBOR 3M + 2.500%), 5/7/2025[b,c]	104,823
	HFOTCO, LLC, Term Loan
444,375	4.540%, (LIBOR 1M + 2.750%), 6/26/2025[b,c]	443,819
	McDermott Technology (Americas), Inc., Term Loan
317,662	7.104%, (LIBOR 3M + 5.000%), 5/10/2025[b]	190,280
	Radiate Holdco, LLC, Term Loan
559,950	4.786%, (LIBOR 1M + 3.000%), 2/1/2024[b]	553,807

	Total	1,655,566

Financials (0.3%)
	Avolon TLB Borrower 1 US, LLC, Term Loan
218,201	3.596%, (LIBOR 1M + 1.750%), 1/15/2025[b]	218,964
	Blackstone CQP Holdco, LP, Term Loan
389,025	5.656%, (LIBOR 3M + 3.500%), 9/30/2024[b]	386,839

The accompanying Notes to Financial Statements are an integral part of this schedule.

127

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Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (2.1%)[a]	Value
Financials (0.3%) - continued
	Digicel International Finance, Ltd., Term Loan
$309,475	5.340%, (LIBOR 3M + 3.250%), 5/27/2024[b]	$262,391
	DTZ U.S. Borrower, LLC, Term Loan
267,300	5.036%, (LIBOR 1M + 3.250%), 8/21/2025[b]	267,522
	Genworth Holdings, Inc., Term Loan
59,100	6.323%, (LIBOR 1M + 4.500%), 3/7/2023[b,c]	58,952
	GGP Nimbus, LLC, Term Loan
311,850	4.286%, (LIBOR 1M + 2.500%), 8/24/2025[b]	306,589
	Harland Clarke Holdings Corporation, Term Loan
301,713	6.854%, (LIBOR 3M + 4.750%), 11/3/2023[b]	234,205
	MoneyGram International, Inc., Term Loan
145,913	7.786%, (LIBOR 1M + 6.000%), 6/30/2023[b,c]	130,592
	NCR Corporation, Delayed Draw
58,667	0.000%, (LIBOR 3M + 2.500%), 8/28/2026[b,e,f]	58,642
	NCR Corporation, Term Loan
51,333	0.000%, (LIBOR 3M + 2.500%), 8/28/2026[b,e,f]	51,312
	Sable International Finance, Ltd., Term Loan
489,813	5.036%, (LIBOR 1M + 3.250%), 1/31/2026[b]	490,969
	Trans Union, LLC, Term Loan
183,687	3.800%, (LIBOR 1M + 2.000%), 4/9/2023[b]	183,935

	Total	2,650,912

Technology (0.1%)
	Clear Channel Outdoor Holdings, Inc., Term Loan
205,000	5.286%, (LIBOR 1M + 3.500%), 8/21/2026[b]	205,330
	Rackspace Hosting, Inc., Term Loan
263,925	5.287%, (LIBOR 2M + 3.000%), 11/3/2023[b]	234,315
	SS&C Technologies Holdings Europe SARL, Term Loan
65,259	4.036%, (LIBOR 1M + 2.250%), 4/16/2025[b]	65,368
	SS&C Technologies, Inc., Term Loan
99,970	4.036%, (LIBOR 1M + 2.250%), 4/16/2025[b]	100,137

	Total	605,150

Utilities (<0.1%)
	Core and Main, LP, Term Loan
176,850	4.808%, (LIBOR 3M + 2.750%), 8/1/2024[b]	172,650
	EnergySolutions, LLC, Term Loan
138,250	5.854%, (LIBOR 3M + 3.750%), 5/11/2025[b]	128,918

	Total	301,568

	Total Bank Loans (cost $21,460,721)	20,710,332

Principal Amount	Long-Term Fixed Income (42.1%)	Value
Asset-Backed Securities (1.6%)
	Access Group, Inc.
121,794	2.323%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,g	119,990
	Aimco
400,000	3.618%, (LIBOR 3M + 1.320%), 7/22/2032, Ser. 2019-10A, Class Ab,g	399,278
	Ares CLO, Ltd.
550,000	3.402%, (LIBOR 3M + 1.400%), 10/17/2030, Ser. 2018-28RA, Class A2[b,g]	543,181
	Benefit Street Partners CLO IV, Ltd.
700,000	3.216%, (LIBOR 3M + 1.250%), 1/20/2029, Ser. 2014-IVA, Class A1RRb,g	699,314
450,000	3.716%, (LIBOR 3M + 1.750%), 1/20/2029, Ser. 2014-IVA, Class A2RRb,g	449,183
	Betony CLO, Ltd.
550,000	3.016%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1[b,g]	543,872
	Buttermilk Park CLO, Ltd.
925,000	3.401%, (LIBOR 3M + 1.400%), 10/15/2031, Ser. 2018-1A, Class A2[b,g]	913,481
	Carlyle Global Market Strategies CLO, Ltd.
600,000	3.451%, (LIBOR 3M + 1.450%), 7/15/2031, Ser. 2014-5A, Class A2RRb,g	592,688
	Carvana Auto Receivables Trust
600,000	2.340%, 6/15/2023, Ser. 2019-3A, Class A3[g]	602,172
	CBAM, Ltd.
600,000	3.281%, (LIBOR 3M + 1.280%), 2/12/2030, Ser. 2019-9A, Class Ab,g	600,352
	Colony American Finance Trust
644,786	2.835%, 6/15/2052, Ser. 2019-2, Class Ag	655,993
	Commonbond Student Loan Trust
176,732	2.323%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,g]	172,769
	Dryden Senior Loan Fund
500,000	3.403%, (LIBOR 3M + 1.400%), 7/18/2030, Ser. 2018-65A, Class A2[b,g]	492,540

The accompanying Notes to Financial Statements are an integral part of this schedule.

128

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (42.1%)	Value
Asset-Backed Securities (1.6%) - continued
	Earnest Student Loan Program, LLC
$202,145	3.020%, 5/25/2034, Ser. 2016-B, Class A2[g]	$202,539
	Edlinc Student Loan Funding Trust
29,338	4.950%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class ATb,g	29,373
	Galaxy XX CLO, Ltd.
550,000	2.966%, (LIBOR 3M + 1.000%), 4/20/2031, Ser. 2015-20A, Class ARb,g	543,926
	Golub Capital Partners, Ltd.
500,000	3.116%, (LIBOR 3M + 1.150%), 10/20/2028, Ser. 2018-39A, Class A1[b,g]	499,741
468,000	3.166%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-23A, Class ARb,g	464,475
	Harley Marine Financing, LLC
1,237,565	5.682%, 5/15/2043, Ser. 2018-1A, Class A2[g]	1,095,245
	Home Partners of America Trust
744,739	2.908%, 9/17/2039, Ser. 2019-1, Class Ag	759,634
750,000	2.703%, 10/19/2039, Ser. 2019-2, Class Ag	749,180
	Madison Park Funding XIV, Ltd.
400,000	3.353%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RRb,g	395,001
	Magnetite XII, Ltd.
525,000	3.101%, (LIBOR 3M + 1.100%), 10/15/2031, Ser. 2015-12A, Class ARR[b,g]	522,364
	Mountain View CLO, Ltd.
375,000	3.121%, (LIBOR 3M + 1.120%), 7/15/2031, Ser. 2015-9A, Class A1Rb,g	369,961
	National Collegiate Trust
257,993	2.118%, (LIBOR 1M + 0.295%), 5/25/2031, Ser. 2007-A, Class Ab,g	250,293
	Neuberger Berman CLO XIV, Ltd.
525,000	3.186%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class ARb,g	524,241
	Neuberger Berman CLO, Ltd.
110,000	3.133%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class ARb,g	109,917
	Octagon Investment Partners XVI, Ltd.
100,000	3.402%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2Rb,g	98,209
	OZLM VIII, Ltd.
170,000	3.172%, (LIBOR 3M + 1.170%), 10/17/2029, Ser. 2014-8A, Class A1RRb,g	169,427
	Palmer Square Loan Funding, Ltd.
300,000	3.616%, (LIBOR 3M + 1.650%), 4/20/2027, Ser. 2019-1A, Class A2[b,g]	298,727
	PPM CLO 3, Ltd.
250,000	3.402%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2019-3A, Class Ab,g	249,065
	Shackleton CLO, Ltd.
350,000	3.171%, (LIBOR 3M + 1.170%), 7/15/2031, Ser. 2015-7RA, Class A1[b,g]	347,162
	SLM Student Loan Trust
165,138	2.223%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	160,619
39,497	2.343%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[b]	39,537
	SoFi Professional Loan Program, LLC
53,652	2.420%, 3/25/2030, Ser. 2015-A, Class A2[g]	53,675
	TCW GEM II, Ltd.
500,000	3.908%, (LIBOR 3M + 1.750%), 2/15/2029, Ser. 2019-1A, Class AJb,g	500,144
	Voya CLO, Ltd.
300,000	3.227%, (LIBOR 3M + 1.200%), 10/15/2030, Ser. 2012-4A, Class A1ARb,c,f,g	300,000

	Total	15,517,268

Basic Materials (0.4%)
	Anglo American Capital plc
100,000	4.875%, 5/14/2025[g]	108,579
	ArcelorMittal SA
172,000	6.125%, 6/1/2025	195,743
	CF Industries, Inc.
130,000	3.450%, 6/1/2023	131,950
	Dow Chemical Company
125,000	4.800%, 11/30/2028[g]	142,332
	DowDuPont, Inc.
200,000	4.493%, 11/15/2025	221,363
	First Quantum Minerals, Ltd.
250,000	7.500%, 4/1/2025[g]	250,313
	Glencore Funding, LLC
80,000	4.125%, 5/30/2023[g]	83,761
110,000	4.000%, 3/27/2027[g]	114,091
	International Paper Company
222,000	4.350%, 8/15/2048	230,116
	Kinross Gold Corporation
80,000	5.950%, 3/15/2024	88,424
245,000	4.500%, 7/15/2027	259,651
	Krayton Polymers, LLC
130,000	7.000%, 4/15/2025[g]	131,950
	Novelis Corporation
255,000	5.875%, 9/30/2026[g]	267,776
	Olin Corporation
315,000	5.125%, 9/15/2027	324,088
	Peabody Securities Finance Corporation
180,000	6.375%, 3/31/2025[g]	148,950
	Sherwin-Williams Company
100,000	3.125%, 6/1/2024	103,749

The accompanying Notes to Financial Statements are an integral part of this schedule.

129

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (42.1%)	Value
Basic Materials (0.4%) - continued
	Syngenta Finance NV
$250,000	3.933%, 4/23/2021[g]	$254,231
	Teck Resources, Ltd.
301,000	6.125%, 10/1/2035	338,400
	Tronox Finance plc
140,000	5.750%, 10/1/2025[g]	131,950
	Vale Overseas, Ltd.
120,000	6.250%, 8/10/2026	139,824
70,000	6.875%, 11/21/2036	88,718
	Westlake Chemical Corporation
160,000	3.600%, 8/15/2026	166,021
	WestRock Company
70,000	3.750%, 3/15/2025	73,697

	Total	3,995,677

Capital Goods (0.7%)
	AECOM
230,000	5.125%, 3/15/2027	242,581
	Amsted Industries, Inc.
145,000	5.625%, 7/1/2027[g]	152,975
	Ardagh Packaging Finance plc
240,000	6.000%, 2/15/2025[g]	252,000
	Boeing Company
125,000	3.850%, 11/1/2048	135,373
	Bombardier, Inc.
365,000	7.500%, 3/15/2025[g]	349,031
	Building Materials Corporation of America
190,000	6.000%, 10/15/2025[g]	199,500
	Cemex SAB de CV
245,000	6.125%, 5/5/2025[g]	253,881
	Cintas Corporation No. 2
125,000	3.700%, 4/1/2027	136,697
	CNH Industrial Capital, LLC
180,000	4.875%, 4/1/2021	185,812
	CNH Industrial NV
110,000	3.850%, 11/15/2027	114,591
	Covanta Holding Corporation
120,000	6.000%, 1/1/2027	125,400
	Crown Cork & Seal Company, Inc.
240,000	7.375%, 12/15/2026	288,000
	H&E Equipment Services, Inc.
185,000	5.625%, 9/1/2025	194,481
	Ingersoll-Rand Luxembourg Finance SA
200,000	3.500%, 3/21/2026	209,830
	L3Harris Technologies, Inc.
309,000	3.950%, 5/28/2024[g]	329,581
	Lockheed Martin Corporation
160,000	3.600%, 3/1/2035	173,691
184,000	4.500%, 5/15/2036	219,464
40,000	6.150%, 9/1/2036	55,513
	Northrop Grumman Corporation
300,000	3.850%, 4/15/2045	328,619
	Owens-Brockway Glass Container, Inc.
195,000	5.000%, 1/15/2022[g]	201,338
	Republic Services, Inc.
125,000	2.900%, 7/1/2026	128,364
	Reynolds Group Issuer, Inc.
245,000	5.125%, 7/15/2023[g]	251,358
	Rockwell Collins, Inc.
310,000	2.800%, 3/15/2022	315,844
	Roper Technologies, Inc.
120,000	2.800%, 12/15/2021	121,898
75,000	3.650%, 9/15/2023	78,968
104,000	4.200%, 9/15/2028	115,329
	Siemens Financieringsmaatschappij NV
350,000	4.200%, 3/16/2047[g]	415,599
	Textron, Inc.
275,000	3.375%, 3/1/2028	285,346
	United Rentals North America, Inc.
260,000	5.500%, 7/15/2025	270,062
40,000	4.875%, 1/15/2028	41,300
	United Technologies Corporation
350,000	4.450%, 11/16/2038	418,599
175,000	3.750%, 11/1/2046	193,231
220,000	4.050%, 5/4/2047	252,926

	Total	7,037,182

Collateralized Mortgage Obligations (1.5%)
	Ajax Mortgage Loan Trust
530,364	4.360%, 9/25/2065, Ser. 2018-C, Class Ab,g	538,783
	Alternative Loan Trust
184,464	6.000%, 8/1/2036, Ser. 2006-24CB, Class A9	154,142
	Angel Oak Mortgage Trust I, LLC
51,002	3.500%, 7/25/2046, Ser. 2016-1, Class A1[g]	51,208
863,946	3.674%, 7/27/2048, Ser. 2018-2, Class A1[b,g]	873,074
	Bellemeade Re 2018-1, Ltd.
221,815	3.423%, (LIBOR 1M + 1.600%), 4/25/2028, Ser. 2018-1A, Class M1Bb,g	222,050
	Bellemeade Re, Ltd.
500,000	2.923%, (LIBOR 1M + 1.100%), 7/25/2029, Ser. 2019-3A, Class M1Ab,g	500,339
	BRAVO Residential Funding Trust
360,163	3.500%, 3/25/2058, Ser. 2019-1, Class A1Cg	365,773
	CHL Mortgage Pass-Through Trust
1,232,003	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	1,041,772
	CIM Trust
870,229	5.000%, 12/25/2057, Ser. 2018-R3, Class A1[b,g]	913,512
	Citicorp Mortgage Securities, Inc.
515,326	6.000%, 7/25/2037, Ser. 2007-6, Class 1A4	508,074
	Citigroup Mortgage Loan Trust, Inc.
115,428	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	117,810
	COLT Funding, LLC
147,426	3.470%, 7/27/2048, Ser. 2018-2, Class A1[b,g]	148,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

130

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (42.1%)	Value
Collateralized Mortgage Obligations (1.5%) - continued
	Countrywide Alternative Loan Trust
$210,674	3.522%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	$201,700
164,984	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	99,113
71,896	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	71,767
498,527	7.000%, 10/25/2037, Ser. 2007-24, Class A10	298,553
	Countrywide Home Loans, Inc.
126,862	5.750%, 4/25/2037, Ser. 2007-3, Class A27	103,019
	Credit Suisse Mortgage Trust
710,891	3.850%, 9/25/2057, Ser. 2018-RPL9, Class A1[b,g]	742,069
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
80,716	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	72,969
	Ellington Financial Mortgage Trust
360,767	4.140%, 10/25/2058, Ser. 2018-1, Class A1FXb,g	366,188
	Federal Home Loan Mortgage Corporation - REMIC
1,800,000	3.859%, 11/25/2028, Ser. K086, Class A2[b,h]	2,031,498
568,024	3.000%, 2/15/2033, Ser. 4170, Class IGi	59,580
636,464	3.000%, 3/15/2033, Ser. 4180, Class PIi	65,723
	Federal National Mortgage Association - REMIC
1,315,067	3.000%, 12/25/2027, Ser. 2012-137, Class AIi	95,162
	Galton Funding Mortgage Trust 2017-1
455,582	4.500%, 10/25/2058, Ser. 2018-2, Class A41[b,g]	465,971
	GCAT Trust
275,464	2.985%, 2/25/2059, Ser. 2019-NQM1, Class A1[g,j]	276,839
	Greenpoint Mortgage Funding Trust
518,008	2.023%, (LIBOR 1M + 0.200%), 10/25/2045, Ser. 2005-AR4, Class G41Bb	465,895
	GS Mortgage-Backed Securities Trust
413,738	2.625%, 1/25/2059, Ser. 2019-SL1, Class A1[b,g]	412,003
	MASTR Alternative Loans Trust
292,170	2.273%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	96,733
	Merrill Lynch Alternative Note Asset Trust
103,426	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	76,289
	Preston Ridge Partners Mortgage Trust, LLC
431,482	4.500%, 1/25/2024, Ser. 2019-1A, Class A1[g,j]	433,815
	Pretium Mortgage Credit Partners, LLC
226,694	4.213%, 7/25/2060, Ser. 2019-NPL1, Class A1[g,j]	228,586
	RCO 2017-INV1 Trust
341,775	3.197%, 11/25/2052, Ser. 2017-INV1, Class Ab,g	340,829
	RCO Mortgage, LLC
437,508	4.270%, 12/26/2053, Ser. 2018-VFS1, Class A1[b,g]	446,256
	Residential Accredit Loans, Inc. Trust
179,726	6.000%, 8/25/2035, Ser. 2005-QS10, Class 2A	180,976
74,011	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	73,451
	Sequoia Mortgage Trust
497,330	3.786%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	406,455
	Verus Securitization Trust
128,986	2.853%, 1/25/2047, Ser. 2017-1A, Class A1[b,g]	129,038
203,381	2.485%, 7/25/2047, Ser. 2017-2A, Class A1[b,g]	202,543
117,090	3.836%, 2/25/2059, Ser. 2019-1, Class A1[b,g]	118,544
86,328	3.211%, 4/25/2059, Ser. 2019-2, Class A1[b,g]	87,028
172,656	3.345%, 4/25/2059, Ser. 2019-2, Class A2[b,g]	174,054
573,698	2.913%, 7/25/2059, Ser. 2019-INV2, Class A1[b,g]	577,563
	WaMu Mortgage Pass Through Certificates
78,103	3.720%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	75,594
74,596	3.869%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	73,613

	Total	14,984,003

Commercial Mortgage-Backed Securities (1.8%)
	Benchmark 2019-B13 Mortgage Trust
650,000	2.952%, 8/15/2057, Ser. 2019-B13, Class A4	677,033
	CSAIL Commercial Mortgage Trust
750,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	794,192
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,675,000	3.780%, 10/25/2028, Ser. K084, Class A2[b,h]	1,878,099
1,150,000	3.505%, 3/25/2029, Ser. K091, Class A2[h]	1,277,479
425,910	3.000%, 3/15/2045, Ser. 4741, Class GA	438,312
	Federal National Mortgage Association
1,425,000	3.410%, 5/1/2028	1,516,085
699,000	3.640%, 6/1/2028	751,113
300,000	3.710%, 7/1/2028	320,396
2,505,025	4.500%, 5/1/2048	2,640,420

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (42.1%)	Value
Commercial Mortgage-Backed Securities (1.8%) - continued
	Federal National Mortgage Association - ACES
$475,000	2.569%, 12/25/2026, Ser. 2017-M3, Class A2[b]	$487,304
400,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	421,967
1,200,000	3.639%, 8/25/2030, Ser. 2018-M12, Class A2[b]	1,337,662
	Federal National Mortgage Association Grantor Trust
923,423	2.898%, 6/25/2027, Ser. 2017-T1, Class Ah	962,195
	GS Mortgage Securities Trust
456,429	3.801%, 1/10/2047, Ser. 2014-GC18, Class A3	484,720
800,000	3.666%, 9/10/2047, Ser. 2014-GC24, Class A4	852,419
800,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	842,428
	UBS Commercial Mortgage Trust
500,000	2.921%, 10/15/2052, Ser. 2019-C17, Class A4	513,734
725,000	4.241%, 6/15/2051, Ser. 2018-C11, Class A5[b]	820,292
	Wells Fargo Commercial Mortgage Trust
500,000	3.617%, 9/15/2057, Ser. 2015-NXS3, Class A4	535,967

	Total	17,551,817

Communications Services (1.3%)
	AMC Networks, Inc.
265,000	5.000%, 4/1/2024	269,918
	AT&T, Inc.
275,000	4.350%, 3/1/2029	304,577
163,000	4.300%, 2/15/2030	179,438
175,000	5.250%, 3/1/2037	205,970
200,000	4.900%, 8/15/2037	227,542
120,000	6.350%, 3/15/2040	155,655
160,000	5.550%, 8/15/2041	192,704
160,000	4.750%, 5/15/2046	177,494
270,000	5.450%, 3/1/2047	325,986
	British Sky Broadcasting Group plc
140,000	3.125%, 11/26/2022[g]	144,601
	British Telecommunications plc
250,000	4.500%, 12/4/2023	270,047
	CCO Holdings, LLC
400,000	5.875%, 4/1/2024[g]	417,000
125,000	5.500%, 5/1/2026[g]	131,719
120,000	5.125%, 5/1/2027[g]	126,450
	Charter Communications Operating, LLC
77,000	6.834%, 10/23/2055	98,073
150,000	4.500%, 2/1/2024	161,341
225,000	4.200%, 3/15/2028	238,889
330,000	6.484%, 10/23/2045	405,518
	Comcast Corporation
225,000	4.950%, 10/15/2058	290,341
185,000	4.049%, 11/1/2052	205,295
150,000	2.750%, 3/1/2023	154,034
140,000	3.950%, 10/15/2025	153,768
225,000	4.250%, 10/15/2030	259,293
145,000	4.400%, 8/15/2035	168,345
212,000	4.750%, 3/1/2044	257,664
125,000	4.600%, 8/15/2045	149,678
	Cox Communications, Inc.
225,000	3.350%, 9/15/2026[g]	235,231
80,000	4.600%, 8/15/2047[g]	87,492
	Crown Castle International Corporation
175,000	3.400%, 2/15/2021	177,906
138,000	5.250%, 1/15/2023	150,750
160,000	3.200%, 9/1/2024	166,112
	Discovery Communications, LLC
220,000	4.900%, 3/11/2026	245,707
	Embarq Corporation
120,000	7.995%, 6/1/2036	118,800
	Frontier Communications Corporation
220,000	8.000%, 4/1/2027[g]	231,000
	Gray Television, Inc.
270,000	5.875%, 7/15/2026[g]	283,843
	LCPR Senior Secured Financing DAC
200,000	6.750%, 10/15/2027[g]	204,750
	Level 3 Communications, Inc.
380,000	5.375%, 1/15/2024	387,125
	Level 3 Financing, Inc.
35,000	5.375%, 5/1/2025	36,181
	Moody’s Corporation
110,000	2.750%, 12/15/2021	111,711
	Neptune Finco Corporation
281,000	10.875%, 10/15/2025[g]	317,097
	Netflix, Inc.
320,000	4.875%, 4/15/2028	330,653
	Nexstar Escrow Corporation
214,000	5.625%, 8/1/2024[g]	223,283
	Omnicom Group, Inc.
95,000	3.600%, 4/15/2026	100,306
	Sirius XM Radio, Inc.
240,000	5.000%, 8/1/2027[g]	252,300
	Sprint Communications, Inc.
235,000	6.000%, 11/15/2022	248,512
	Sprint Corporation
205,000	7.625%, 2/15/2025	225,244
	Telefonica Emisiones SAU
150,000	4.570%, 4/27/2023	162,173
	Time Warner Entertainment Company, LP
270,000	8.375%, 3/15/2023	321,571
	T-Mobile USA, Inc.
370,000	4.500%, 2/1/2026	381,563
	Verizon Communications, Inc.
193,000	5.150%, 9/15/2023	215,605
216,000	3.376%, 2/15/2025	229,269
100,000	3.258%, (LIBOR 3M + 1.100%), 5/15/2025[b]	101,719
180,000	4.272%, 1/15/2036	203,231
320,000	4.862%, 8/21/2046	396,322
	Viacom, Inc.
90,000	4.250%, 9/1/2023	95,636
120,000	5.850%, 9/1/2043	146,806
	Vodafone Group plc
200,000	4.875%, 6/19/2049	224,619

The accompanying Notes to Financial Statements are an integral part of this schedule.

132

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (42.1%)	Value
Communications Services (1.3%) - continued
	Walt Disney Company
$390,000	6.400%, 12/15/2035[g]	$560,942

	Total	12,844,799

Consumer Cyclical (1.1%)
	Allison Transmission, Inc.
270,000	5.000%, 10/1/2024[g]	276,750
	Amazon.com, Inc.
200,000	3.875%, 8/22/2037	227,257
120,000	4.050%, 8/22/2047	142,632
	American Honda Finance Corporation
200,000	2.150%, 9/10/2024	201,069
	Brookfield Property REIT, Inc.
120,000	5.750%, 5/15/2026[g]	125,100
	Brookfield Residential Properties, Inc.
250,000	6.250%, 9/15/2027[g]	255,000
	Cinemark USA, Inc.
255,000	4.875%, 6/1/2023	258,825
	D.R. Horton, Inc.
200,000	2.550%, 12/1/2020	200,694
	Ford Motor Credit Company, LLC
60,000	3.200%, 1/15/2021	60,236
300,000	5.596%, 1/7/2022	316,218
125,000	3.374%, (LIBOR 3M + 1.270%), 3/28/2022[b]	123,426
250,000	2.979%, 8/3/2022	248,834
200,000	4.063%, 11/1/2024	201,044
	General Motors Company
275,000	3.034%, (LIBOR 3M + 0.900%), 9/10/2021[b]	275,141
275,000	5.000%, 10/1/2028	295,452
	General Motors Financial Company, Inc.
92,000	4.200%, 3/1/2021	94,106
210,000	3.150%, 6/30/2022	213,289
80,000	3.950%, 4/13/2024	82,815
120,000	4.300%, 7/13/2025	125,294
	Hanesbrands, Inc.
180,000	4.875%, 5/15/2026[g]	190,350
	Hilton Domestic Operating Company, Inc.
240,000	4.875%, 1/15/2030[g]	255,000
	Home Depot, Inc.
205,000	5.400%, 9/15/2040	272,972
120,000	4.250%, 4/1/2046	143,833
220,000	3.900%, 6/15/2047	253,515
	Hyundai Capital America
250,000	3.000%, 6/20/2022[g]	252,590
	L Brands, Inc.
125,000	5.625%, 2/15/2022	131,563
120,000	6.694%, 1/15/2027	118,200
	Landry’s, Inc.
260,000	6.750%, 10/15/2024[g]	267,826
	Lear Corporation
152,000	5.250%, 1/15/2025	156,730
	Lennar Corporation
170,000	4.125%, 1/15/2022	174,675
365,000	4.875%, 12/15/2023	390,550
	Live Nation Entertainment, Inc.
215,000	4.750%, 10/15/2027[g]	224,159
	Macy’s Retail Holdings, Inc.
312,000	2.875%, 2/15/2023	309,915
	Mastercard, Inc.
140,000	3.950%, 2/26/2048	165,438
	Mattamy Group Corporation
200,000	6.500%, 10/1/2025[g]	211,500
	McDonald’s Corporation
65,000	2.750%, 12/9/2020	65,598
250,000	4.450%, 3/1/2047	288,440
	MGM Resorts International
230,000	6.000%, 3/15/2023	253,649
	Navistar International Corporation
300,000	6.625%, 11/1/2025[g]	306,000
	New Red Finance, Inc.
275,000	4.250%, 5/15/2024[g]	282,219
	Prime Security Services Borrower, LLC
250,000	5.750%, 4/15/2026[g]	256,406
	Ryman Hospitality Properties, Inc.
140,000	4.750%, 10/15/2027[g]	144,739
	Scientific Games International, Inc.
120,000	5.000%, 10/15/2025[g]	123,600
	ServiceMaster Company, LLC
230,000	5.125%, 11/15/2024[g]	238,338
	Six Flags Entertainment Corporation
270,000	4.875%, 7/31/2024[g]	278,775
	Viking Cruises, Ltd.
170,000	5.875%, 9/15/2027[g]	180,625
	Volkswagen Group of America Finance, LLC
275,000	4.250%, 11/13/2023[g]	294,691
	Walmart, Inc.
175,000	3.250%, 7/8/2029	189,364
	Yum! Brands, Inc.
210,000	5.000%, 6/1/2024[g]	217,875
60,000	4.750%, 1/15/2030[g]	62,925

	Total	10,425,242

Consumer Non-Cyclical (1.8%)
	Abbott Laboratories
70,000	3.400%, 11/30/2023	73,822
37,000	3.750%, 11/30/2026	40,539
340,000	4.750%, 11/30/2036	418,256
	AbbVie, Inc.
230,000	3.600%, 5/14/2025	240,903
94,000	4.700%, 5/14/2045	100,483
	Albertson’s Companies, LLC
200,000	7.500%, 3/15/2026[g]	222,250
	Allergan, Inc.
200,000	2.800%, 3/15/2023	202,106
	Altria Group, Inc.
125,000	4.400%, 2/14/2026	134,824
500,000	5.800%, 2/14/2039	575,036
	Amgen, Inc.
75,000	3.125%, 5/1/2025	78,230
	Anheuser-Busch Companies, LLC
462,000	3.650%, 2/1/2026	495,592
320,000	4.700%, 2/1/2036	368,660
	Anheuser-Busch InBev Worldwide, Inc.
500,000	4.750%, 4/15/2058	584,545

The accompanying Notes to Financial Statements are an integral part of this schedule.

133

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (42.1%)	Value
Consumer Non-Cyclical (1.8%) - continued
$250,000	4.375%, 4/15/2038	$279,071
	Anthem, Inc.
220,000	4.625%, 5/15/2042	242,402
	B&G Foods, Inc.
190,000	5.250%, 9/15/2027	189,525
	BAT Capital Corporation
120,000	3.222%, 8/15/2024	121,906
160,000	4.540%, 8/15/2047	154,613
	Bausch Health Companies, Inc.
115,000	7.000%, 1/15/2028[g]	124,056
	Baxalta, Inc.
105,000	4.000%, 6/23/2025	112,931
	Becton, Dickinson and Company
187,000	3.734%, 12/15/2024	199,831
325,000	3.700%, 6/6/2027	349,422
132,000	4.669%, 6/6/2047	158,246
	Boston Scientific Corporation
125,000	4.000%, 3/1/2028	139,342
120,000	7.375%, 1/15/2040	182,770
	Bunge, Ltd. Finance Corporation
36,000	3.500%, 11/24/2020	36,454
	Cargill, Inc.
200,000	3.250%, 5/23/2029[g]	214,458
	Celgene Corporation
350,000	2.875%, 8/15/2020	352,210
	Centene Corporation
275,000	4.750%, 1/15/2025	284,490
	Cigna Corporation
50,000	2.891%, (LIBOR 3M + 0.890%), 7/15/2023[b]	50,184
240,000	4.125%, 11/15/2025	259,972
150,000	3.050%, 10/15/2027	151,371
295,000	4.800%, 8/15/2038	334,905
	Clorox Company
270,000	3.100%, 10/1/2027	283,332
	Conagra Brands, Inc.
125,000	3.800%, 10/22/2021	129,042
175,000	4.300%, 5/1/2024	187,773
	Constellation Brands, Inc.
190,000	3.600%, 2/15/2028	200,774
	CVS Health Corporation
94,000	3.700%, 3/9/2023	98,013
50,000	4.000%, 12/5/2023	53,044
245,000	4.100%, 3/25/2025	263,351
270,000	4.875%, 7/20/2035	304,170
315,000	4.780%, 3/25/2038	349,772
45,000	5.050%, 3/25/2048	51,548
	EMD Finance, LLC
232,000	2.950%, 3/19/2022[g]	235,636
	Energizer Holdings, Inc.
271,000	5.500%, 6/15/2025[g]	281,163
	Express Scripts Holding Company
355,000	4.800%, 7/15/2046	395,599
	HCA, Inc.
350,000	5.375%, 2/1/2025	384,563
	Imperial Brands Finance plc
200,000	3.875%, 7/26/2029[g]	200,325
	JBS USA
260,000	5.500%, 1/15/2030[g]	280,150
	JBS USA, LLC
90,000	5.750%, 6/15/2025[g]	93,488
	Keurig Dr Pepper, Inc.
215,000	3.551%, 5/25/2021	219,959
	Kimberly-Clark Corporation
220,000	3.900%, 5/4/2047	251,470
	Kraft Foods Group, Inc.
184,000	5.000%, 6/4/2042	191,016
	Kraft Heinz Foods Company
325,000	3.375%, 6/15/2021	330,746
225,000	4.875%, 10/1/2049[g]	231,915
	Kroger Company
105,000	2.800%, 8/1/2022	107,024
	Medtronic, Inc.
322,000	4.375%, 3/15/2035	384,160
13,000	4.625%, 3/15/2045	16,681
	Merck & Company, Inc.
50,000	3.700%, 2/10/2045	56,075
	Mondelez International Holdings Netherlands BV
180,000	2.000%, 10/28/2021[g]	180,087
	Mylan, Inc.
55,000	3.125%, 1/15/2023[g]	55,698
	Nestle Holdings, Inc.
200,000	3.900%, 9/24/2038[g]	229,072
	Par Pharmaceutical, Inc.
120,000	7.500%, 4/1/2027[g]	114,000
	Perrigo Finance Unlimited Company
280,000	4.900%, 12/15/2044	262,094
	Post Holdings, Inc.
120,000	5.500%, 3/1/2025[g]	125,712
	Reynolds American, Inc.
299,000	5.700%, 8/15/2035	337,656
	Roche Holdings, Inc.
138,000	4.000%, 11/28/2044[g]	162,480
	Shire Acquisitions Investments Ireland Designated Activity Company
252,000	2.400%, 9/23/2021	253,453
	Simmons Foods, Inc.
295,000	5.750%, 11/1/2024[g]	288,731
	Smithfield Foods, Inc.
200,000	2.700%, 1/31/2020[g]	200,018
145,000	2.650%, 10/3/2021[g]	144,319
	Spectrum Brands, Inc.
210,000	5.750%, 7/15/2025	218,925
	Tenet Healthcare Corporation
60,000	4.625%, 7/15/2024	61,800
180,000	5.125%, 11/1/2027[g]	187,646
	Tyson Foods, Inc.
88,000	3.550%, 6/2/2027	94,149
	UnitedHealth Group, Inc.
225,000	2.950%, 10/15/2027	234,473
405,000	4.625%, 7/15/2035	490,175
	VRX Escrow Corporation
475,000	6.125%, 4/15/2025[g]	493,109
	Zimmer Biomet Holdings, Inc.
200,000	3.550%, 4/1/2025	211,568
	Zoetis, Inc.
275,000	4.700%, 2/1/2043	328,732

	Total	17,728,091

The accompanying Notes to Financial Statements are an integral part of this schedule.

134

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (42.1%)	Value
Energy (1.4%)
	Alliance Resource Operating Partners, LP
$265,000	7.500%, 5/1/2025[g]	$225,250
	Antero Resources Corporation
255,000	5.125%, 12/1/2022	190,931
	BP Capital Markets America, Inc.
50,000	3.119%, 5/4/2026	52,407
	BP Capital Markets plc
135,000	3.535%, 11/4/2024	143,898
312,000	3.279%, 9/19/2027	329,249
	Canadian Oil Sands, Ltd.
115,000	9.400%, 9/1/2021[g]	127,900
	Cenovus Energy, Inc.
250,000	5.400%, 6/15/2047	279,687
	Cheniere Corpus Christi Holdings, LLC
165,000	7.000%, 6/30/2024	189,763
	Cheniere Energy Partners, LP
270,000	5.625%, 10/1/2026	285,187
	Chesapeake Energy Corporation
125,000	7.000%, 10/1/2024	84,062
	ConocoPhillips
220,000	6.500%, 2/1/2039	322,039
	Continental Resources, Inc.
125,000	4.500%, 4/15/2023	130,155
275,000	4.375%, 1/15/2028	283,370
	Diamondback Energy, Inc.
110,000	4.750%, 11/1/2024	113,712
110,000	5.375%, 5/31/2025	114,950
	El Paso Pipeline Partners Operating Company, LLC
130,000	4.300%, 5/1/2024	139,156
	Enagas SA
385,000	5.500%, 1/15/2028[g]	360,937
	Enbridge Energy Partners, LP
220,000	5.875%, 10/15/2025	255,964
	Enbridge, Inc.
165,000	2.900%, 7/15/2022	168,580
	Energy Transfer Operating, LP
85,000	4.200%, 9/15/2023	89,836
275,000	6.000%, 6/15/2048	318,167
	Energy Transfer Partners, LP
155,000	4.900%, 3/15/2035	161,655
50,000	5.150%, 2/1/2043	51,083
	Eni SPA
275,000	4.000%, 9/12/2023[g]	290,909
	EnLink Midstream Partners, LP
45,000	4.150%, 6/1/2025	40,607
330,000	4.850%, 7/15/2026	301,950
	EQM Midstream Partners LP
275,000	4.750%, 7/15/2023	272,864
	Hess Corporation
390,000	3.500%, 7/15/2024	399,812
	Kinder Morgan Energy Partners, LP
135,000	3.500%, 3/1/2021	137,185
215,000	6.500%, 9/1/2039	265,586
	Kinder Morgan, Inc.
225,000	6.500%, 9/15/2020	233,393
	Magellan Midstream Partners, LP
130,000	5.000%, 3/1/2026	146,871
	Marathon Oil Corporation
300,000	6.600%, 10/1/2037	369,680
	Marathon Petroleum Corporation
264,000	4.750%, 12/15/2023	288,610
35,000	6.500%, 3/1/2041	45,195
	MPLX, LP
250,000	4.875%, 12/1/2024	272,337
264,000	4.875%, 6/1/2025	289,489
	Nabors Industries, Inc.
250,000	5.750%, 2/1/2025	186,325
	Newfield Exploration Company
225,000	5.625%, 7/1/2024	246,503
	Noble Energy, Inc.
300,000	5.050%, 11/15/2044	317,116
	Occidental Petroleum Corporation
211,000	4.850%, 3/15/2021	218,122
156,000	3.200%, 8/15/2026	157,928
	Parsley Energy, LLC
185,000	5.625%, 10/15/2027[g]	191,012
	Petrobras Global Finance BV
118,000	5.093%, 1/15/2030[g]	125,139
	Phillips 66
185,000	3.900%, 3/15/2028	200,466
	Pioneer Natural Resources Company
90,000	4.450%, 1/15/2026	98,893
	Plains All American Pipeline, LP
205,000	5.000%, 2/1/2021	210,503
200,000	4.500%, 12/15/2026	209,667
	Precision Drilling Corporation
110,000	7.125%, 1/15/2026[g]	95,150
	Regency Energy Partners, LP
50,000	5.875%, 3/1/2022	53,487
	Sabine Pass Liquefaction, LLC
125,000	6.250%, 3/15/2022	134,716
150,000	5.625%, 4/15/2023	163,208
175,000	5.750%, 5/15/2024	195,708
	Schlumberger Holdings Corporation
270,000	4.000%, 12/21/2025[g]	288,687
	Southwestern Energy Company
195,000	7.500%, 4/1/2026	171,130
	Suncor Energy, Inc.
155,000	3.600%, 12/1/2024	163,800
	Sunoco, LP
105,000	5.500%, 2/15/2026	108,554
160,000	5.875%, 3/15/2028	168,003
	Transocean, Inc.
215,000	7.250%, 11/1/2025[g,k]	189,737
	Viper Energy Partners, LP
60,000	5.375%, 11/1/2027[g]	61,050
	W&T Offshore, Inc.
145,000	9.750%, 11/1/2023[g]	135,938
	Western Gas Partners, LP
176,000	4.000%, 7/1/2022	178,768
	Williams Companies, Inc.
225,000	7.500%, 1/15/2031	295,109
	Williams Partners, LP
100,000	4.000%, 11/15/2021	103,047
70,000	3.600%, 3/15/2022	72,033
100,000	4.500%, 11/15/2023	106,900
20,000	6.300%, 4/15/2040	24,261

The accompanying Notes to Financial Statements are an integral part of this schedule.

135

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (42.1%)	Value
Energy (1.4%) - continued
	Woodside Finance, Ltd.
$225,000	3.650%, 3/5/2025[g]	$233,173
90,000	3.700%, 3/15/2028[g]	93,096
	WPX Energy, Inc.
210,000	5.750%, 6/1/2026	211,050

	Total	13,180,705

Financials (3.4%)
	ACE INA Holdings, Inc.
138,000	4.350%, 11/3/2045	169,628
	AerCap Ireland Capital, Ltd.
40,000	4.625%, 10/30/2020	40,991
215,000	5.000%, 10/1/2021	225,797
14,000	4.625%, 7/1/2022	14,822
160,000	3.500%, 1/15/2025	165,283
	Aircastle, Ltd.
325,000	5.000%, 4/1/2023	347,935
	Ally Financial, Inc.
270,000	5.750%, 11/20/2025	300,713
	American International Group, Inc.
255,000	3.750%, 7/10/2025	272,810
250,000	3.900%, 4/1/2026	268,939
	AvalonBay Communities, Inc.
125,000	3.500%, 11/15/2025	133,709
	Aviation Capital Group, LLC
255,000	2.875%, 1/20/2022[g]	256,425
	Avolon Holdings Funding, Ltd.
112,000	5.250%, 5/15/2024[g]	122,136
	Banco Santander SA
400,000	3.121%, (LIBOR 3M + 1.120%), 4/12/2023[b]	401,151
	Bank of America Corporation
225,000	3.499%, 5/17/2022[b]	229,749
205,000	3.300%, 1/11/2023	212,482
175,000	2.881%, 4/24/2023[b]	178,108
184,000	4.000%, 4/1/2024	197,780
200,000	4.200%, 8/26/2024	215,506
300,000	4.000%, 1/22/2025	320,285
225,000	3.458%, 3/15/2025[b]	234,994
225,000	3.093%, 10/1/2025[b]	232,625
240,000	4.183%, 11/25/2027	259,973
180,000	3.824%, 1/20/2028[b]	193,838
125,000	3.194%, 7/23/2030[b]	128,863
	Bank of Nova Scotia
185,000	2.700%, 3/7/2022	188,341
	Barclays Bank plc
46,000	10.179%, 6/12/2021[g]	51,502
	Barclays plc
310,000	3.250%, 1/12/2021	313,364
225,000	4.610%, 2/15/2023[b]	235,042
236,000	3.650%, 3/16/2025	244,171
	Boston Properties, LP
150,000	4.500%, 12/1/2028	171,566
	BPCE SA
315,000	3.500%, 10/23/2027[g]	327,593
	Camden Property Trust
250,000	3.150%, 7/1/2029	262,852
	Capital One Financial Corporation
160,000	3.050%, 3/9/2022	163,111
200,000	4.200%, 10/29/2025	215,987
	Capital One NA
250,000	2.150%, 9/6/2022	250,182
	CIT Group, Inc.
325,000	5.000%, 8/15/2022	345,498
	Citigroup, Inc.
139,000	4.050%, 7/30/2022	145,703
140,000	3.142%, 1/24/2023[b]	142,769
370,000	4.400%, 6/10/2025	401,123
160,000	3.200%, 10/21/2026	166,230
240,000	3.668%, 7/24/2028[b]	254,131
120,000	4.125%, 7/25/2028	129,982
225,000	3.520%, 10/27/2028[b]	237,101
300,000	3.878%, 1/24/2039[b]	329,424
162,000	4.650%, 7/23/2048	200,596
	CNA Financial Corporation
100,000	3.900%, 5/1/2029	108,551
	Comerica, Inc.
75,000	3.700%, 7/31/2023	79,125
	Commerzbank AG
200,000	8.125%, 9/19/2023[g]	233,642
	Commonwealth Bank of Australia
120,000	2.250%, 3/10/2020[g]	120,140
	Compass Bank
250,000	3.500%, 6/11/2021	254,738
	Cooperatieve Centrale Raiffeisen - Boerenleenbank BA
258,000	3.950%, 11/9/2022	269,352
278,000	4.625%, 12/1/2023	299,583
	Credit Suisse Group AG
200,000	7.250%, 9/12/2025[b,g,l]	217,500
250,000	3.869%, 1/12/2029[b,g]	267,130
	Credit Suisse Group Funding (Guernsey), Ltd.
100,000	3.125%, 12/10/2020	101,062
	Credit Suisse Group Funding, Ltd.
184,000	3.750%, 3/26/2025	194,192
	Danske Bank AS
200,000	3.244%, 12/20/2025[b,g]	203,020
	Deutsche Bank AG
156,000	2.700%, 7/13/2020	156,054
275,000	3.375%, 5/12/2021	277,848
100,000	4.250%, 10/14/2021	102,535
	Discover Bank
135,000	8.700%, 11/18/2019	135,334
260,000	4.682%, 8/9/2028[b]	271,791
	Duke Realty, LP
96,000	4.375%, 6/15/2022	101,113
	ERP Operating, LP
54,000	3.375%, 6/1/2025	57,299
	Fidelity National Financial, Inc.
250,000	5.500%, 9/1/2022	272,658
	Fifth Third Bancorp
135,000	2.600%, 6/15/2022	136,550
	Five Corners Funding Trust
445,000	4.419%, 11/15/2023[g]	483,742
	GE Capital International Funding Company
735,000	4.418%, 11/15/2035	774,336
	Goldman Sachs Group, Inc.
300,000	5.375%, 5/10/2020[b,l]	304,371
285,000	2.876%, 10/31/2022[b]	288,796
176,000	2.908%, 6/5/2023[b]	178,896

The accompanying Notes to Financial Statements are an integral part of this schedule.

136

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (42.1%)	Value
Financials (3.4%) - continued
$200,000	3.625%, 2/20/2024	$210,138
300,000	3.691%, 6/5/2028[b]	316,975
210,000	4.750%, 10/21/2045	253,895
	HCP, Inc.
77,000	4.000%, 12/1/2022	81,036
100,000	3.400%, 2/1/2025	105,007
	HSBC Holdings plc
315,000	3.400%, 3/8/2021	320,476
200,000	6.875%, 6/1/2021[b,l]	208,700
125,000	2.650%, 1/5/2022	126,377
275,000	3.803%, 3/11/2025[b]	288,731
350,000	3.900%, 5/25/2026	373,811
	Icahn Enterprises, LP
150,000	6.375%, 12/15/2025	157,500
	ING Groep NV
200,000	3.150%, 3/29/2022	204,711
250,000	4.100%, 10/2/2023	266,904
	International Lease Finance Corporation
80,000	5.875%, 8/15/2022	87,718
	Iron Mountain, Inc.
125,000	6.000%, 8/15/2023	127,656
150,000	4.875%, 9/15/2027[g]	154,500
	J.P. Morgan Chase & Company
90,000	2.295%, 8/15/2021	90,157
230,000	2.700%, 5/18/2023	234,532
105,000	3.166%, (LIBOR 3M + 1.230%), 10/24/2023[b]	106,834
200,000	3.625%, 5/13/2024	212,721
200,000	3.875%, 9/10/2024	213,738
145,000	3.125%, 1/23/2025	150,695
425,000	3.900%, 7/15/2025	458,102
150,000	3.300%, 4/1/2026	157,897
275,000	4.203%, 7/23/2029[b]	305,413
180,000	4.452%, 12/5/2029[b]	203,955
260,000	3.882%, 7/24/2038[b]	285,360
	Kimco Realty Corporation
320,000	3.300%, 2/1/2025	332,459
	Liberty Mutual Group, Inc.
80,000	4.950%, 5/1/2022[g]	85,033
	Lloyds Bank plc
200,000	2.699%, (LIBOR 3M + 0.490%), 5/7/2021[b]	200,231
	Lloyds Banking Group plc
225,000	2.907%, 11/7/2023[b]	228,169
	Marsh & McLennan Companies, Inc.
200,000	3.875%, 3/15/2024	213,567
	MetLife, Inc.
210,000	4.050%, 3/1/2045	237,776
	Mitsubishi UFJ Financial Group, Inc.
280,000	3.455%, 3/2/2023	290,795
200,000	3.287%, 7/25/2027	209,615
	Morgan Stanley
80,000	5.550%, 7/15/2020[b,l]	81,160
198,000	2.750%, 5/19/2022	201,001
135,000	4.875%, 11/1/2022	144,797
185,000	3.125%, 1/23/2023	190,325
275,000	4.350%, 9/8/2026	299,651
240,000	3.591%, 7/22/2028[b]	253,679
	MPT Operating Partnership, LP
125,000	6.375%, 3/1/2024	130,469
125,000	4.625%, 8/1/2029	130,393
	Nasdaq, Inc.
110,000	3.850%, 6/30/2026	118,279
	Nationwide Building Society
200,000	3.622%, 4/26/2023[b,g]	205,598
	New York Life Global Funding
128,000	2.300%, 6/10/2022[g]	129,323
	Park Aerospace Holdings, Ltd.
112,000	4.500%, 3/15/2023[g]	117,656
	Prudential Financial, Inc.
175,000	3.700%, 3/13/2051	183,110
	Quicken Loans, Inc.
240,000	5.750%, 5/1/2025[g]	247,075
	Realty Income Corporation
175,000	4.125%, 10/15/2026	193,553
	Regency Centers, LP
290,000	4.125%, 3/15/2028	316,366
	Reinsurance Group of America, Inc.
160,000	4.700%, 9/15/2023	174,229
150,000	3.900%, 5/15/2029	160,881
	Royal Bank of Scotland Group plc
75,000	6.125%, 12/15/2022	81,798
100,000	6.100%, 6/10/2023	110,162
200,000	3.875%, 9/12/2023	208,554
290,000	5.125%, 5/28/2024	312,921
250,000	4.269%, 3/22/2025[b]	265,017
200,000	4.445%, 5/8/2030[b]	219,789
	Santander UK Group Holdings plc
160,000	2.875%, 10/16/2020	160,681
	Simon Property Group, LP
225,000	2.750%, 2/1/2023	230,571
160,000	4.250%, 11/30/2046	187,404
	SITE Centers Corporation
59,000	4.625%, 7/15/2022	61,708
	Societe Generale SA
132,000	4.750%, 11/24/2025[g]	142,676
	Sumitomo Mitsui Financial Group, Inc.
160,000	2.784%, 7/12/2022	162,687
135,000	3.102%, 1/17/2023	138,622
120,000	3.010%, 10/19/2026	123,003
	Synchrony Financial
70,000	4.250%, 8/15/2024	74,008
350,000	3.950%, 12/1/2027	364,623
	UBS Group Funding Jersey, Ltd.
138,000	4.125%, 9/24/2025[g]	150,402
	UBS Group Funding Switzerland AG
190,000	3.491%, 5/23/2023[g]	195,831
	Ventas Realty, LP
190,000	3.100%, 1/15/2023	195,229
235,000	4.000%, 3/1/2028	255,552
	Voya Financial, Inc.
310,000	3.125%, 7/15/2024	320,696
	Wells Fargo & Company
190,000	2.625%, 7/22/2022	192,491
185,000	3.069%, 1/24/2023	188,554
160,000	3.450%, 2/13/2023	165,575
200,000	4.125%, 8/15/2023	212,456
205,000	3.000%, 2/19/2025	210,833
175,000	3.000%, 4/22/2026	179,598
163,000	3.000%, 10/23/2026	167,710
307,000	4.900%, 11/17/2045	371,240

The accompanying Notes to Financial Statements are an integral part of this schedule.

137

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (42.1%)	Value
Financials (3.4%) - continued
	Welltower, Inc.
$75,000	3.950%, 9/1/2023	$79,684
	ZB NA
290,000	3.500%, 8/27/2021	297,089

	Total	32,596,061

Mortgage-Backed Securities (12.1%)
	Federal Home Loan Mortgage Corporation Conventional 15-Yr. Pass Through
5,905,284	3.500%, 5/1/2034[f]	6,135,534
	Federal National Mortgage Association
497,869	3.230%, 11/1/2020	499,982
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
23,075,000	3.000%, 11/1/2034[f]	23,627,087
15,960,000	2.500%, 12/1/2034[f]	16,124,588
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
23,748,000	3.500%, 11/1/2049[f]	24,384,372
45,278,000	3.000%, 12/1/2049[f]	45,966,171

	Total	116,737,734

Technology (0.8%)
	Apple, Inc.
170,000	3.200%, 5/11/2027	181,006
100,000	3.000%, 6/20/2027	105,513
365,000	3.000%, 11/13/2027	385,714
315,000	3.750%, 9/12/2047	349,679
	Applied Materials, Inc.
88,000	3.300%, 4/1/2027	94,080
	Avnet, Inc.
120,000	3.750%, 12/1/2021	122,565
	Broadcom Corporation
164,000	3.875%, 1/15/2027	165,689
200,000	3.500%, 1/15/2028	195,670
	CommScope Technologies Finance, LLC
270,000	6.000%, 6/15/2025[g]	242,055
	Diamond 1 Finance Corporation
595,000	6.020%, 6/15/2026[g]	679,032
	Diamond Sports Group, LLC
240,000	6.625%, 8/15/2027[g,k]	247,200
	Equinix, Inc.
210,000	5.750%, 1/1/2025	217,094
	Harland Clarke Holdings Corporation
200,000	8.375%, 8/15/2022[g]	159,500
	Hewlett Packard Enterprise Company
260,000	2.763%, (LIBOR 3M + 0.720%), 10/5/2021[b]	260,002
115,000	4.400%, 10/15/2022	121,910
	Inception Merger Sub, Inc.
190,000	8.625%, 11/15/2024[g,k]	173,850
	Marvell Technology Group, Ltd.
165,000	4.200%, 6/22/2023	173,667
220,000	4.875%, 6/22/2028	244,076
	Microsoft Corporation
280,000	4.750%, 11/3/2055	375,713
280,000	4.200%, 11/3/2035	332,762
625,000	3.700%, 8/8/2046	711,408
	NCR Corporation
240,000	6.125%, 9/1/2029[g]	251,400
	NXP BV/NXP Funding, LLC
225,000	4.875%, 3/1/2024[g]	244,463
	Oracle Corporation
490,000	2.950%, 5/15/2025	509,704
225,000	3.850%, 7/15/2036	248,657
	Plantronics, Inc.
220,000	5.500%, 5/31/2023[g]	223,850
	SS&C Technologies, Inc.
210,000	5.500%, 9/30/2027[g]	224,044
	Texas Instruments, Inc.
270,000	4.150%, 5/15/2048	326,937
	Tyco Electronics Group SA
40,000	3.450%, 8/1/2024	41,763
80,000	3.125%, 8/15/2027	82,303

	Total	7,691,306

Transportation (0.2%)
	Air Canada Pass Through Trust
45,566	3.875%, 3/15/2023[g]	46,194
	Air Lease Corporation
75,000	3.500%, 1/15/2022	77,125
	Boeing Company
275,000	3.600%, 5/1/2034	298,720
	Burlington Northern Santa Fe, LLC
130,000	5.750%, 5/1/2040	175,778
100,000	5.050%, 3/1/2041	125,021
130,000	4.450%, 3/15/2043	153,050
	CSX Corporation
98,000	3.700%, 11/1/2023	103,813
175,000	3.350%, 9/15/2049	172,804
	Delta Air Lines, Inc.
95,000	2.875%, 3/13/2020	95,226
	Hertz Corporation
130,000	5.500%, 10/15/2024[g]	128,973
	Penske Truck Leasing Company, LP
200,000	3.375%, 2/1/2022[g]	204,484
	United Continental Holdings, Inc.
240,000	4.875%, 1/15/2025	251,904
	XPO Logistics, Inc.
225,000	6.750%, 8/15/2024[g]	243,000

	Total	2,076,092

U.S. Government & Agencies (12.9%)
	U.S. Treasury Bonds
2,160,000	2.250%, 11/15/2027	2,260,237
6,000,000	2.875%, 5/15/2028	6,581,484
2,190,000	5.250%, 11/15/2028	2,847,428
4,000,000	1.625%, 8/15/2029	3,976,094
550,000	4.375%, 5/15/2040	764,908
2,000,000	3.000%, 5/15/2042	2,308,437
4,999,000	2.500%, 5/15/2046	5,317,296
7,300,000	2.875%, 5/15/2049	8,402,414
	U.S. Treasury Notes
4,450,000	1.750%, 11/30/2019	4,449,600
1,170,000	2.250%, 3/31/2020	1,173,108
5,500,000	1.375%, 9/30/2020	5,488,613

The accompanying Notes to Financial Statements are an integral part of this schedule.

138

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (42.1%)	Value
U.S. Government & Agencies (12.9%) - continued
$130,000	1.875%, 12/15/2020	$130,381
2,750,000	2.500%, 2/28/2021	2,782,334
1,000,000	1.375%, 5/31/2021	996,680
9,210,000	1.125%, 8/31/2021	9,136,968
5,400,000	1.500%, 9/30/2021	5,395,148
4,060,000	1.875%, 7/31/2022	4,098,538
19,985,000	2.000%, 11/30/2022	20,271,504
1,700,000	2.500%, 3/31/2023	1,755,250
11,330,000	2.500%, 1/31/2024	11,780,987
1,350,000	2.125%, 7/31/2024	1,386,281
2,390,000	2.250%, 11/15/2024	2,471,223
2,190,000	2.125%, 11/30/2024	2,251,423
7,640,000	2.625%, 1/31/2026	8,107,652
10,500,000	2.500%, 2/28/2026	11,071,348

	Total	125,205,336

Utilities (1.1%)
	Ameren Illinois Company
150,000	4.500%, 3/15/2049	188,358
	American Electric Power Company, Inc.
216,000	2.950%, 12/15/2022	220,738
	Appalachian Power Company
85,000	3.300%, 6/1/2027	89,381
	Berkshire Hathaway Energy Company
140,000	4.500%, 2/1/2045	167,061
	Calpine Corporation
240,000	5.375%, 1/15/2023	243,888
	CenterPoint Energy, Inc.
75,000	3.850%, 2/1/2024	79,445
175,000	2.500%, 9/1/2024	176,111
140,000	4.250%, 11/1/2028	154,620
	CMS Energy Corporation
120,000	2.950%, 2/15/2027	121,882
	Commonwealth Edison Company
205,000	3.700%, 3/1/2045	223,576
	Consolidated Edison Company of New York, Inc.
325,000	4.125%, 5/15/2049	371,465
	Consolidated Edison, Inc.
69,000	4.500%, 12/1/2045	82,516
	Consumers Energy Company
175,000	4.350%, 4/15/2049	216,750
	DTE Electric Company
115,000	3.700%, 3/15/2045	127,564
145,000	3.700%, 6/1/2046	158,557
	Duke Energy Carolinas, LLC
315,000	3.700%, 12/1/2047	344,381
	Duke Energy Corporation
160,000	3.750%, 9/1/2046	165,467
	Duke Energy Florida, LLC
120,000	3.200%, 1/15/2027	126,358
	Duke Energy Indiana, LLC
185,000	3.750%, 5/15/2046	198,557
	Edison International
90,000	2.950%, 3/15/2023	88,861
400,000	5.750%, 6/15/2027[k]	434,263
	Energy Transfer Operating, LP
280,000	5.200%, 2/1/2022	294,810
	Eversource Energy
200,000	2.500%, 3/15/2021	201,212
	Exelon Corporation
50,000	5.100%, 6/15/2045	60,610
138,000	4.450%, 4/15/2046	156,504
	FirstEnergy Corporation
50,000	2.850%, 7/15/2022	50,937
320,000	4.850%, 7/15/2047	381,416
	ITC Holdings Corporation
66,000	4.050%, 7/1/2023	69,413
80,000	5.300%, 7/1/2043	100,215
	MidAmerican Energy Holdings Company
276,000	6.500%, 9/15/2037	387,516
	Mississippi Power Company
165,000	3.950%, 3/30/2028	180,746
	Monongahela Power Company
150,000	5.400%, 12/15/2043[g]	199,411
	National Rural Utilities Cooperative Finance Corporation
90,000	3.900%, 11/1/2028	99,829
200,000	3.700%, 3/15/2029	221,251
	NextEra Energy Operating Partners, LP
240,000	3.875%, 10/15/2026[g]	239,400
	NiSource Finance Corporation
88,000	3.490%, 5/15/2027	92,549
255,000	5.650%, 2/1/2045	329,989
	Oncor Electric Delivery Company, LLC
352,000	3.750%, 4/1/2045	392,692
	Pacific Gas and Electric Company
175,000	3.300%, 12/1/2027[m,n]	164,281
175,000	3.950%, 12/1/2047[k,m,n]	158,375
	PPL Capital Funding, Inc.
225,000	5.000%, 3/15/2044	264,833
	PPL Electric Utilities Corporation
132,000	3.950%, 6/1/2047	149,165
	Public Service Electric & Gas Company
220,000	3.000%, 5/15/2027	229,612
	San Diego Gas and Electric Company
270,000	4.150%, 5/15/2048	305,350
	South Carolina Electric & Gas Company
350,000	5.100%, 6/1/2065	462,499
	Southern California Edison Company
175,000	4.000%, 4/1/2047	183,808
	Southern Company
215,000	3.250%, 7/1/2026	224,304
	Southern Company Gas Capital Corporation
220,000	4.400%, 5/30/2047	246,498
	Southwestern Electric Power Company
65,000	3.900%, 4/1/2045	69,171
	TerraForm Power Operating, LLC
260,000	5.000%, 1/31/2028[g]	274,222
	Virginia Electric and Power Company
125,000	4.600%, 12/1/2048	154,429

	Total	10,324,846

	Total Long-Term Fixed Income (cost $396,093,785)	407,896,159

The accompanying Notes to Financial Statements are an integral part of this schedule.

139

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Schedule of Investments as of October 31, 2019

Shares	Registered Investment Companies (38.2%)	Value
Unaffiliated (0.9%)
1,390	Consumer Discretionary Select Sector SPDR Fund	$167,982
37,500	Invesco Senior Loan ETF	840,375
12,000	iShares iBoxx $ Investment Grade Corporate Bond ETF	1,532,520
1,660	iShares Russell 2000 Value Index Fund	203,167
2,515	Materials Select Sector SPDR Fund	146,348
1,003	ProShares Ultra S&P 500[k]	133,991
2,400	SPDR Bloomberg Barclays High Yield Bond ETF	259,656
13,776	SPDR S&P 500 ETF Trust	4,178,674
1,507	SPDR S&P Biotech ETF[k]	123,016
5,196	SPDR S&P Metals & Mining ETF[k]	136,707
3,971	VanEck Vectors Oil Services ETF	44,197
8,918	Vanguard Real Estate ETF	840,967

	Total	8,607,600

Affiliated (37.3%)
2,847,983	Thrivent Core Emerging Markets Debt Fund	27,995,670
933,066	Thrivent Core International Equity Fund	9,032,081
1,567,306	Thrivent Core Low Volatility Equity Fund	18,964,407
52,130	Thrivent Global Stock Fund, Class S	1,379,370
5,020,727	Thrivent High Yield Fund, Class S	23,748,038
7,896,525	Thrivent Income Fund, Class S	75,411,818
3,844,047	Thrivent International Allocation Fund, Class S	39,324,599
2,760,079	Thrivent Large Cap Growth Fund, Class S	35,384,218
2,960,538	Thrivent Large Cap Value Fund, Class S	67,204,206
3,193,895	Thrivent Limited Maturity Bond Fund, Class S	39,987,567
673,438	Thrivent Mid Cap Stock Fund, Class S	18,250,167
195,424	Thrivent Small Cap Stock Fund, Class S	4,776,151

	Total	361,458,292

	Total Registered Investment Companies (cost $294,692,061)	370,065,892

Shares	Common Stock (11.5%)	Value
Communications Services (0.3%)
836	Activision Blizzard, Inc.	46,841
560	Alphabet, Inc., Class Ao	704,928
387	Alphabet, Inc., Class Co	487,662
1,371	CBS Corporation	49,411
6,871	Comcast Corporation	307,958
2,591	DISH Network Corporation[o]	89,079
1,607	Facebook, Inc.[o]	307,981
400	Hemisphere Media Group, Inc.[o]	5,164
1,931	News Corporation	27,266
5,278	ORBCOMM, Inc.[o]	21,165
531	Scholastic Corporation	20,443
2,411	Take-Two Interactive Software, Inc.[o]	290,164
2,576	Twitter, Inc.[o]	77,203
7,489	Verizon Communications, Inc.	452,860
1,807	Zillow Group, Inc.[o]	58,529

	Total	2,946,654

Consumer Discretionary (1.1%)
290	Alibaba Group Holding, Ltd. ADR[o]	51,234
537	Amazon.com, Inc.[o]	954,066
1,713	Aptiv plc	153,399
40	AutoZone, Inc.[o]	45,775
181	Booking Holdings, Inc.[o]	370,827
3,938	BorgWarner, Inc.	164,136
5,693	Bright Horizons Family Solutions, Inc.[o]	845,524
1,860	Burlington Stores, Inc.[o]	357,436
4,613	Canada Goose Holdings, Inc.[o]	192,962
794	Century Casinos, Inc.[o]	5,868
3,012	Children’s Place, Inc.[k]	246,713
378	Chipotle Mexican Grill, Inc.[o]	294,144
621	Cooper-Standard Holdings, Inc.[o]	19,785
4,812	Crocs, Inc.[o]	168,372
1,725	CSS Industries, Inc.	7,762
1,872	Culp, Inc.	28,960
1,429	D.R. Horton, Inc.	74,837
4,443	Delphi Technologies plc	54,249
7,950	Designer Brands, Inc.	131,175
782	Domino’s Pizza, Inc.	212,407
3,302	Duluth Holdings, Inc.[k,o]	30,510
2,695	Emerald Expositions Events, Inc.	26,195
1,853	Ethan Allen Interiors, Inc.	36,523
1,835	Etsy, Inc.[o]	81,639
2,913	Five Below, Inc.[o]	364,445
34	Genuine Parts Company	3,488
3,440	G-III Apparel Group, Ltd.[o]	86,378
2,935	Grand Canyon Education, Inc.[o]	269,903
2,374	Harley-Davidson, Inc.	92,372
3,331	Home Depot, Inc.	781,386
537	Hooker Furniture Corporation	12,711
89	Johnson Outdoors, Inc.	5,211
6,703	Knoll, Inc.	179,238
1,247	Lear Corporation	146,859
3,364	Lowe’s Companies, Inc.	375,456
497	Lululemon Athletica, Inc.[o]	101,522
1,499	Marcus Corporation	54,114
471	McDonald’s Corporation	92,646
2,515	Michaels Companies, Inc.[o]	21,956
2,169	Modine Manufacturing Company[o]	24,792
370	Mohawk Industries, Inc.[o]	53,051
4,812	Movado Group, Inc.	125,353
207	Netflix, Inc.[o]	59,494
1,098	NIKE, Inc.	98,326
4,747	Norwegian Cruise Line Holdings, Ltd.[o]	240,958
10	NVR, Inc.[o]	36,366
3,670	Ollie’s Bargain Outlet Holdings, Inc.[k,o]	234,440
336	O’Reilly Automotive, Inc.[o]	146,331
1,816	Oxford Industries, Inc.	125,050
2,779	Park Hotels & Resorts, Inc.	64,612
5,051	Planet Fitness, Inc.[o]	321,547
15,770	Playa Hotels and Resorts NVo	131,522
13,803	Red Rock Resorts, Inc.	300,629
670	RHk,o	121,739
1,263	Ruth’s Hospitality Group, Inc.	25,993
930	Sony Corporation ADR	56,572
1,964	Standard Motor Products, Inc.	102,835
494	Starbucks Corporation	41,773
260	Strategic Education, Inc.	31,988
1,447	Texas Roadhouse, Inc.	81,755
1,963	TJX Companies, Inc.	113,167
6,355	Toll Brothers, Inc.	252,738
1,233	Tupperware Brands Corporation	11,874
1,034	Ulta Beauty, Inc.[o]	241,077

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2019

Shares	Common Stock (11.5%)	Value
Consumer Discretionary (1.1%) - continued
1,584	Vail Resorts, Inc.	$368,074
1,035	Wingstop, Inc.	86,350
3,210	Zumiez, Inc.[o]	102,431

	Total	10,743,020

Consumer Staples (0.5%)
694	Calavo Growers, Inc.	60,191
2,869	Casey’s General Stores, Inc.	490,054
617	Central Garden & Pet Company[o]	18,522
24	Clorox Company	3,545
7,121	Coca-Cola Company	387,596
7,385	Colgate-Palmolive Company	506,611
459	Costco Wholesale Corporation	136,373
17,092	Cott Corporation	219,632
40	Grocery Outlet Holding Corporation[o]	1,276
12,220	Hain Celestial Group, Inc.[o]	288,881
1,849	John B. Sanfilippo & Son, Inc.	196,216
643	Kimberly-Clark Corporation	85,442
3,043	Monster Beverage Corporation[o]	170,804
4,342	PepsiCo, Inc.	595,592
2,494	Philip Morris International, Inc.	203,111
4,683	Procter & Gamble Company	583,080
542	Seneca Foods Corporation[o]	19,176
21,207	SunOpta, Inc.[o]	40,505
100	Sysco Corporation	7,987
1,433	TreeHouse Foods, Inc.[o]	77,411
8,803	Turning Point Brands, Inc.	183,719
3,575	Wal-Mart Stores, Inc.	419,204

	Total	4,694,928

Energy (0.3%)
4,170	Abraxas Petroleum Corporation[o]	1,209
19,547	Archrock, Inc.	188,433
3,637	BP plc ADR	137,879
2,889	Chevron Corporation	335,528
1,183	Cimarex Energy Company	49,946
1,014	Concho Resources, Inc.	68,465
1,431	Contura Energy, Inc.[o]	32,827
1,198	Core Laboratories NV	52,760
1,924	Diamondback Energy, Inc.	165,002
2,330	Enterprise Products Partners, LP	60,650
2,931	EOG Resources, Inc.	203,148
3,664	EQT Corporation	39,351
1,420	Era Group, Inc.[o]	13,731
26,465	Euronav NV	294,555
359	Evolution Petroleum Corporation	2,018
3,140	Exterran Corporation[o]	39,784
247	Exxon Mobil Corporation	16,690
4,283	Frank’s International NVo	20,987
6,950	Gran Tierra Energy, Inc.[o]	7,506
3,041	Halliburton Company	58,539
1,544	Helmerich & Payne, Inc.	57,900
3,132	Liberty Oilfield Services, Inc.[k]	28,846
9,543	Marathon Oil Corporation	110,031
2,661	Marathon Petroleum Corporation	170,171
88	Matrix Service Company[o]	1,651
21,266	Nabors Industries, Ltd.	39,342
10,122	Nine Energy Service, Inc.[o]	57,189
10,071	Oceaneering International, Inc.[o]	142,605
1,449	Oil States International, Inc.[o]	20,677
6,577	Pacific Drilling SAo	16,443
6,930	Patterson-UTI Energy, Inc.	57,658
1,361	Pioneer Natural Resources Company	167,430
1,479	Schlumberger, Ltd.	48,349
182	SEACOR Holdings, Inc.[o]	7,810
679	Select Energy Services, Inc.[o]	5,160
6,092	Talos Energy, Inc.[o]	131,161
4,237	TechnipFMC plc	83,596
1,128	Unit Corporation[o]	2,301
5,664	WPX Energy, Inc.[o]	56,527

	Total	2,993,855

Financials (2.1%)
71	1st Source Corporation	3,634
2,476	Aflac, Inc.	131,624
2,817	AG Mortgage Investment Trust, Inc.	44,058
385	Alleghany Corporation[o]	299,642
3,851	Ally Financial, Inc.	117,956
9,489	American Financial Group, Inc.	987,236
1,491	American International Group, Inc.	78,963
1,805	Ameriprise Financial, Inc.	272,356
1,699	Ameris Bancorp	72,802
1,863	Argo Group International Holdings, Ltd.	115,264
2,268	Arthur J. Gallagher & Company	206,887
484	Artisan Partners Asset Management, Inc.	13,237
5	Ashford, Inc.[o]	130
9,708	Assured Guaranty, Ltd.	455,499
15,915	Bank of America Corporation	497,662
436	Bank of Marin Bancorp	19,127
2,146	Bank of N.T. Butterfield & Son, Ltd.	70,711
1,751	BankFinancial Corporation	22,553
912	Banner Corporation	49,230
3,156	Berkshire Hathaway, Inc.[o]	670,902
615	BlackRock, Inc.	283,945
1,660	BOK Financial Corporation	128,069
8,498	Boston Private Financial Holdings, Inc.	95,602
4,113	Bridgewater Bancshares, Inc.[o]	51,783
21,332	BrightSphere Investment Group	209,480
1,910	Brown & Brown, Inc.	71,969
755	Byline Bancorp, Inc.[o]	13,092
2,069	Capital One Financial Corporation	192,934
1,886	Cboe Global Markets, Inc.	217,173
111	Central Pacific Financial Corporation	3,210
949	Charles Schwab Corporation	38,634
829	Chubb, Ltd.	126,356
1,048	Cincinnati Financial Corporation	118,644
5,483	Citigroup, Inc.	394,008
2,828	Citizens Financial Group, Inc.	99,432
2,749	Cohen & Steers, Inc.	179,895
2,477	Colony Capital, Inc.	13,871
4,928	Comerica, Inc.	322,390
3,113	Community Trust Bancorp, Inc.	136,381
1,706	Cullen/Frost Bankers, Inc.	153,676
25	Diamond Hill Investment Group, Inc.	3,521
2,907	Discover Financial Services	233,316
3,007	Dynex Capital, Inc.	48,593
9,537	E*TRADE Financial Corporation	398,551
1,518	East West Bancorp, Inc.	65,153
1,357	Ellington Residential Mortgage REIT	14,751
696	Enstar Group, Ltd.[o]	139,826
1,032	Enterprise Financial Services Corporation	45,202
1,585	Essent Group, Ltd.	82,563
2,548	Everi Holdings, Inc.[o]	25,633
701	FBL Financial Group, Inc.	40,223
174	Federal Agricultural Mortgage Corporation	14,736
9,121	Fifth Third Bancorp	265,239

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2019

Shares	Common Stock (11.5%)	Value
Financials (2.1%) - continued
1,941	Financial Institutions, Inc.	$61,006
3,153	First American Financial Corporation	194,792
96	First Bancorp	3,624
4,080	First Busey Corporation	107,590
1,130	First Citizens BancShares, Inc.	555,870
4,681	First Defiance Financial Corporation	144,737
1,522	First Financial Corporation	66,770
1,810	First Hawaiian, Inc.	49,467
4,303	First Interstate BancSystem, Inc.	180,554
161	First Mid-Illinois Bancshares, Inc.	5,619
3,593	First Midwest Bancorp, Inc.	73,800
254	First of Long Island Corporation	5,954
1,820	First Republic Bank	193,575
254	Goldman Sachs Group, Inc.	54,199
3,284	Great Southern Bancorp, Inc.	198,419
2,897	Hamilton Lane, Inc.	172,719
431	Hancock Whitney Corporation	16,809
1,913	Hanover Insurance Group, Inc.	251,961
7,834	Hartford Financial Services Group, Inc.	447,165
3,051	Heartland Financial USA, Inc.	142,726
16,049	Heritage Commerce Corporation	192,909
2,627	Hometrust Bancshares, Inc.	70,141
2,846	Horace Mann Educators Corporation	123,972
3,228	Horizon Bancorp, Inc.	58,927
1,507	Houlihan Lokey, Inc.	71,221
6,198	IBERIABANK Corporation	454,871
3,269	Independent Bank Corporation	73,585
2,851	Interactive Brokers Group, Inc.	135,622
3,805	Intercontinental Exchange, Inc.	358,888
896	International Bancshares Corporation	36,700
2,254	J.P. Morgan Chase & Company	281,570
1,233	Kemper Corporation	88,628
7,585	KeyCorp	136,302
324	KKR Real Estate Finance Trust, Inc.	6,496
1,394	Lakeland Bancorp, Inc.	23,071
2,983	Loews Corporation	146,167
1,381	M&T Bank Corporation	216,168
103	Markel Corporation[o]	120,613
538	Mercantile Bank Corporation	18,943
5,511	Meridian Bancorp, Inc.	107,795
2,183	MetLife, Inc.	102,143
4,409	MidWestOne Financial Group, Inc.	143,711
297	Moody’s Corporation	65,545
1,823	Morgan Stanley	83,949
859	MSCI, Inc.	201,487
37	National Western Life Group, Inc.	10,086
1,127	Newmark Group, Inc.	11,969
3,992	Northern Trust Corporation	397,923
1,705	Old Second Bancorp, Inc.	20,579
830	PacWest Bancorp	30,702
5,987	PCSB Financial Corporation	121,297
177	Peapack-Gladstone Financial Corporation	5,168
504	Peoples Bancorp, Inc.	16,486
2,332	Popular, Inc.	127,001
1,145	Primerica, Inc.	144,476
7,218	Prosight Global, Inc.[o]	114,477
692	Prudential Financial, Inc.	63,069
2,222	QCR Holdings, Inc.	90,169
3,634	Radian Group, Inc.	91,213
5,010	Raymond James Financial, Inc.	418,285
1,915	Reinsurance Group of America, Inc.	311,130
182	S&P Global, Inc.	46,954
95	S&T Bancorp, Inc.	3,577
1,989	Sandy Spring Bancorp, Inc.	68,621
2,275	Santander Consumer USA Holdings, Inc.	57,057
8,020	Seacoast Banking Corporation of Florida[o]	224,560
3,408	SEI Investments Company	204,207
20,574	SLM Corporation	173,645
3,100	State Auto Financial Corporation	102,579
663	State Street Corporation	43,804
1,414	SVB Financial Group[o]	313,173
10,535	Synovus Financial Corporation	356,820
1,002	T. Rowe Price Group, Inc.	116,032
701	Territorial Bancorp, Inc.	20,722
140	Texas Capital Bancshares, Inc.[o]	7,568
830	TPG RE Finance Trust, Inc.	16,791
1,707	TriCo Bancshares	64,234
8,415	TrustCo Bank Corporation	72,706
3,765	U.S. Bancorp	214,680
212	Univest Financial Corporation	5,459
48	Virtus Investment Partners, Inc.	5,207
445	Walker & Dunlop, Inc.	28,031
1,101	Washington Trust Bancorp, Inc.	56,250
3,991	Webster Financial Corporation	176,003
267	WesBanco, Inc.	10,037
464	Western Alliance Bancorp	22,889
89	Westwood Holdings Group, Inc.	2,690
226	Willis Towers Watson plc	42,239
5,764	Wintrust Financial Corporation	367,858
8,613	Zions Bancorporations NA	417,472

	Total	19,819,999

Health Care (1.6%)
722	Abbott Laboratories	60,366
1,343	Aerie Pharmaceuticals, Inc.[k,o]	29,801
4,851	Agilent Technologies, Inc.	367,463
3,087	Agios Pharmaceuticals, Inc.[o]	92,857
1,347	Alexion Pharmaceuticals, Inc.[o]	141,974
735	Alkermes plc[o]	14,355
1,263	AmerisourceBergen Corporation	107,835
2,652	Amgen, Inc.	565,539
484	Arena Pharmaceuticals, Inc.[o]	23,578
47	Atrion Corporation	39,641
2,802	Axonics Modulation Technologies, Inc.[o]	69,265
2,901	Bausch Health Companies, Inc.[o]	72,061
935	Becton, Dickinson and Company	239,360
201	Biogen, Inc.[o]	60,041
1,818	BioMarin Pharmaceutical, Inc.[o]	133,096
945	Bio-Rad Laboratories, Inc.[o]	313,381
2,263	Bio-Techne Corporation	471,089
960	Bruker Corporation	42,720
6,739	Catalent, Inc.[o]	327,852
1,424	Charles River Laboratories International, Inc.[o]	185,092
366	Chemed Corporation	144,171
416	Cigna Holding Company	74,239
3,943	CryoLife, Inc.[o]	88,520
3,407	CVS Health Corporation	226,191
3,281	Danaher Corporation	452,187
1,177	Dexcom, Inc.[o]	181,540
1,147	Edwards Lifesciences Corporation[o]	273,422
2,021	GenMark Diagnostics, Inc.[o]	11,338
8,088	Gilead Sciences, Inc.	515,286
2,532	Guardant Health, Inc.[o]	175,974
7,828	Halozyme Therapeutics, Inc.[o]	119,925
698	HealthStream, Inc.[o]	19,586

The accompanying Notes to Financial Statements are an integral part of this schedule.

142

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Schedule of Investments as of October 31, 2019

Shares	Common Stock (11.5%)	Value
Health Care (1.6%) - continued
2,177	Hill-Rom Holdings, Inc.	$227,910
430	Humana, Inc.	126,506
46	IDEXX Laboratories, Inc.[o]	13,110
141	Illumina, Inc.[o]	41,668
1,020	Immunomedics, Inc.[o]	16,320
1,969	Inspire Medical Systems, Inc.[o]	120,070
828	Insulet Corporation[o]	120,325
124	Intuitive Surgical, Inc.[o]	68,566
1,602	Jazz Pharmaceuticals, Inc.[o]	201,259
7,535	Johnson & Johnson	994,921
310	Laboratory Corporation of America Holdings[o]	51,079
2,611	LHC Group, Inc.[o]	289,743
871	Ligand Pharmaceuticals, Inc.[o]	94,774
84	Magellan Health Services, Inc.[o]	5,452
27	Masimo Corporation[o]	3,936
721	McKesson Corporation	95,893
7,411	Medtronic plc	807,058
4,706	Merck & Company, Inc.	407,822
111	Mesa Laboratories, Inc.	25,280
3,246	Natera, Inc.[o]	125,036
1,417	National Healthcare Corporation	116,449
1,401	Neurocrine Biosciences, Inc.[o]	139,386
378	Nevro Corporation[o]	32,584
2,781	NextGen Healthcare, Inc.[o]	47,013
386	Novocure, Ltd.[o]	27,653
10,596	Optinose, Inc.[k,o]	82,861
374	Orthifix Medical, Inc.[o]	15,719
778	PerkinElmer, Inc.	66,877
5,192	Pfizer, Inc.	199,217
82	Phibro Animal Health Corporation	1,965
1,616	PRA Health Sciences, Inc.[o]	157,899
112	Providence Service Corporation[o]	7,153
782	Repligen Corporation[o]	62,161
1,310	ResMed, Inc.	193,775
777	Sage Therapeutics, Inc.[o]	105,400
615	Sarepta Therapeutics, Inc.[o]	51,082
653	Stryker Corporation	141,224
4,327	Syneos Health, Inc.[o]	216,999
2,099	Tactile Systems Technology, Inc.[o]	95,337
1,179	Teleflex, Inc.	409,596
1,991	Thermo Fisher Scientific, Inc.	601,242
204	U.S. Physical Therapy, Inc.	28,860
3,507	UnitedHealth Group, Inc.	886,219
670	Universal Health Services, Inc.	92,098
968	Varian Medical Systems, Inc.[o]	116,944
3,313	Veeva Systems, Inc.[o]	469,883
831	Vertex Pharmaceuticals, Inc.[o]	162,444
356	Waters Corporation[o]	75,337
559	West Pharmaceutical Services, Inc.	80,407
24,680	Wright Medical Group NVo	513,344
28	Zimmer Biomet Holdings, Inc.	3,870
3,904	Zoetis, Inc.	499,400

	Total	15,176,871

Industrials (1.9%)
2,654	A.O. Smith Corporation	131,851
2,209	Acco Brands Corporation	20,212
883	Aegion Corporation[o]	19,135
2,083	Aerojet Rocketdyne Holdings, Inc.[o]	90,048
4,488	AGCO Corporation	344,185
7,472	Altra Industrial Motion Corporation	230,138
6,738	AMETEK, Inc.	617,538
4,649	Arcosa, Inc.	178,568
4,863	ASGN, Inc.[o]	309,238
6,758	AZZ, Inc.	262,143
254	Boeing Company	86,337
3,677	BWX Technologies, Inc.	213,634
595	Cactus, Inc.[o]	17,683
595	Carlisle Companies, Inc.	90,601
2,488	Casella Waste Systems, Inc.[o]	108,452
10,804	CBIZ, Inc.[o]	295,705
481	Cintas Corporation	129,230
263	Columbus McKinnon Corporation	9,868
5,910	Costamare, Inc.	46,453
834	CRA International, Inc.	41,074
5,220	Crane Company	399,434
2,827	CSW Industrials, Inc.	195,685
1,082	CSX Corporation	76,032
5,392	Curtiss-Wright Corporation	729,268
2,983	Delta Air Lines, Inc.	164,304
1,636	Douglas Dynamics, Inc.	76,614
7,202	EMCOR Group, Inc.	631,687
4,424	Emerson Electric Company	310,344
3,794	Encore Wire Corporation	213,223
387	ESCO Technologies, Inc.	32,698
2,272	Expeditors International of Washington, Inc.	165,720
3,155	Forrester Research, Inc.	108,784
2,597	General Dynamics Corporation	459,150
1,367	Gorman-Rupp Company	50,497
2,028	Healthcare Services Group, Inc.	49,402
421	Heico Corporation	51,926
217	Herc Holdings, Inc.[o]	9,604
571	HNI Corporation	21,698
4,632	Honeywell International, Inc.	800,085
2,380	Hubbell, Inc.	337,246
763	Huntington Ingalls Industries, Inc.	172,179
49	Hyster-Yale Materials Handling, Inc.	2,485
2,177	ICF International, Inc.	186,547
3,704	IDEX Corporation	576,083
2,973	Ingersoll-Rand plc	377,244
6,000	Interface, Inc.	99,780
2,106	Johnson Controls International plc	91,253
105	Kelly Services, Inc.	2,521
1,435	Kforce, Inc.	58,706
1,370	Kratos Defense & Security Solutions, Inc.[o]	25,866
3,364	Lincoln Electric Holdings, Inc.	301,313
817	Lockheed Martin Corporation	307,748
3,555	Masonite International Corporation[o]	218,312
1,147	Mercury Systems, Inc.[o]	84,488
5,996	Meritor, Inc.[o]	132,092
1,587	Mueller Industries, Inc.	48,832
784	Norfolk Southern Corporation	142,688
1,528	Old Dominion Freight Line, Inc.	278,218
1,407	Parker-Hannifin Corporation	258,170
12,003	Primoris Services Corporation	245,341
3,042	Raven Industries, Inc.	106,105
2,376	Regal-Beloit Corporation	175,943
9,010	Ritchie Brothers Auctioneers, Inc.	370,491
564	Rockwell Automation, Inc.	97,002
938	Roper Industries, Inc.	316,068
1,897	Saia, Inc.[o]	169,212
769	SiteOne Landscape Supply, Inc.[o]	67,718
8,126	Southwest Airlines Company	456,112
2,199	SP Plus Corporation[o]	97,130
716	SPX FLOW, Inc.[o]	32,420
4,304	Standex International Corporation	326,157
2,215	Teledyne Technologies, Inc.[o]	730,064
701	Thermon Group Holdings, Inc.[o]	16,705
292	TransDigm Group, Inc.	153,674

The accompanying Notes to Financial Statements are an integral part of this schedule.

143

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Schedule of Investments as of October 31, 2019

Shares	Common Stock (11.5%)	Value
Industrials (1.9%) - continued
6,430	TriMas Corporation[o]	$207,818
984	UniFirst Corporation	197,627
1,260	United Airlines Holdings, Inc.[o]	114,458
1,566	United Rentals, Inc.[o]	209,171
2,032	United Technologies Corporation	291,755
4,474	Valmont Industries, Inc.	613,788
5,107	Verisk Analytics, Inc.	738,983
252	Viad Corporation	15,377
3,104	Waste Connections, Inc.	286,810
542	Watsco, Inc.	95,555
3,386	Willdan Group, Inc.[o]	102,596
2,377	Xylem, Inc.	182,292

	Total	17,906,391

Information Technology (2.5%)
2,157	Accenture plc	399,951
551	Adobe, Inc.[o]	153,139
1,689	ADTRAN, Inc.	14,880
1,420	Advanced Energy Industries, Inc.[o]	83,922
11,838	Advanced Micro Devices, Inc.[o]	401,663
4,380	Akamai Technologies, Inc.[o]	378,870
749	Alliance Data Systems Corporation	74,900
527	Alteryx, Inc.[o]	48,221
110	Altisource Portfolio Solutions SAo	1,958
668	American Software, Inc.	10,828
8,677	Amphenol Corporation	870,563
68	Anixter International, Inc.[o]	5,627
622	ANSYS, Inc.[o]	136,933
6,106	Apple, Inc.	1,518,929
1,504	Arista Networks, Inc.[o]	367,833
1,207	Atlassian Corporation plc[o]	145,794
2,798	Automatic Data Processing, Inc.	453,920
1,217	Avalara, Inc.[o]	86,407
171	Badger Meter, Inc.	9,884
5,368	Benchmark Electronics, Inc.	181,975
4,049	Blackline, Inc.[o]	189,250
197	Broadridge Financial Solutions, Inc.	24,668
219	CACI International, Inc.[o]	49,001
5,718	CDK Global, Inc.	288,988
1,353	CDW Corporation	173,062
315	CEVA, Inc.[o]	8,574
11,307	Ciena Corporation[o]	419,716
24,313	Cisco Systems, Inc.	1,155,111
2,652	Clearwater Energy, Inc.	45,535
855	Cognex Corporation	44,024
2,022	Computer Services, Inc.	90,990
369	CoreLogic, Inc.[o]	14,941
2,629	Coupa Software, Inc.[o]	361,461
2,615	CTS Corporation	69,768
1,628	Descartes Systems Group, Inc.[o]	63,346
5,297	DocuSign, Inc.[o]	350,608
16,054	Dolby Laboratories, Inc.	1,032,754
1,029	DSP Group, Inc.[o]	15,342
658	Ebix, Inc.	28,051
3,032	Elastic NVo	218,334
909	EPAM Systems, Inc.[o]	159,948
1,178	ePlus, Inc.[o]	92,037
1,434	Euronet Worldwide, Inc.[o]	200,860
1,559	ExlService Holdings, Inc.[o]	108,553
334	eXp World Holdings, Inc.[k,o]	2,996
1,991	F5 Networks, Inc.[o]	286,863
929	Fair Isaac Corporation[o]	282,453
288	Fiserv, Inc.[o]	30,568
1,954	Five9, Inc.[o]	108,467
2,101	Global Payments, Inc.	355,447
3,292	Guidewire Software, Inc.[o]	371,140
595	InterDigital, Inc.	31,910
222	International Business Machines Corporation	29,688
1,376	Intuit, Inc.	354,320
885	Jack Henry & Associates, Inc.	125,281
2,067	Keysight Technologies, Inc.[o]	208,581
1,181	KLA-Tencor Corporation	199,636
330	Kulicke and Soffa Industries, Inc.	7,836
1,186	Lam Research Corporation	321,453
6,660	Lattice Semiconductor Corporation[o]	130,469
752	ManTech International Corporation	59,543
2,279	MasterCard, Inc.	630,850
2,976	Methode Electronics, Inc.	102,374
13,261	Microsoft Corporation	1,901,230
2,082	MicroStrategy, Inc.[o]	319,067
806	MKS Instruments, Inc.	87,225
3,851	Monolithic Power Systems, Inc.	577,342
1,381	MTS Systems Corporation	77,999
4,893	National Instruments Corporation	202,521
1,042	New Relic, Inc.[o]	66,751
1,988	NIC, Inc.	46,758
2,022	Nice, Ltd. ADR[o]	319,051
1,447	Nova Measuring Instruments, Ltd.[o]	48,489
747	Novanta, Inc.[o]	66,520
268	NVIDIA Corporation	53,873
7,039	Oracle Corporation	383,555
1,273	Palo Alto Networks, Inc.[o]	289,468
952	PayPal Holdings, Inc.[o]	99,103
3,907	Plexus Corporation[o]	288,884
1,273	Progress Software Corporation	50,767
1,151	Proofpoint, Inc.[o]	132,791
1,178	Q2 Holdings, Inc.[o]	84,215
1,519	QAD, Inc.	70,603
1,101	QUALCOMM, Inc.	88,564
6,210	Rambus, Inc.[o]	85,978
2,346	Rogers Corporation[o]	317,836
10,503	SailPoint Technologies Holdings, Inc.[o]	203,338
485	Salesforce.com, Inc.[o]	75,898
95	Samsung Electronics Company, Ltd. GDR	101,554
1,646	ScanSource, Inc.[o]	53,166
1,774	ServiceNow, Inc.[o]	438,639
848	Silicon Laboratories, Inc.[o]	90,092
425	Square, Inc.[o]	26,108
946	Sykes Enterprises, Inc.[o]	29,227
6,472	Synopsys, Inc.[o]	878,574
5,111	TE Connectivity, Ltd.	457,435
1,901	Teradata Corporation[o]	56,897
1,933	Teradyne, Inc.	118,338
5,022	Texas Instruments, Inc.	592,546
1,526	Tyler Technologies, Inc.[o]	409,762
1,604	VeriSign, Inc.[o]	304,792
5,669	Virtusa Corporation[o]	211,340
1,037	Visa, Inc.	185,478
1,364	WEX, Inc.[o]	258,042
1,808	Xilinx, Inc.	164,058

	Total	24,504,868

Materials (0.5%)
2,486	Alcoa Corporation[o]	51,684
822	AptarGroup, Inc.	97,119
1,040	Avery Dennison Corporation	132,974
808	Balchem Corporation	81,778
1,526	Ball Corporation	106,774
2,317	Boise Cascade Company	82,879
845	Cabot Corporation	36,834

The accompanying Notes to Financial Statements are an integral part of this schedule.

144

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Schedule of Investments as of October 31, 2019

Shares	Common Stock (11.5%)	Value
Materials (0.5%) - continued
1,297	Celanese Corporation	$157,132
2,554	CF Industries Holdings, Inc.	115,824
3,440	Eastman Chemical Company	261,578
2,166	Ecolab, Inc.	416,024
3,332	Ferro Corporation[o]	37,085
3,560	Ferroglobe Representation & Warranty Insurance Trust[c,o]	0
2,908	Innospec, Inc.	265,675
212	International Paper Company	9,260
1,734	Kadant, Inc.	157,447
3,546	Kaiser Aluminum Corporation	379,706
1,112	Kraton Performance Polymers, Inc.[o]	24,931
11,713	Louisiana-Pacific Corporation	342,371
1,228	Martin Marietta Materials, Inc.	321,625
2,089	Materion Corporation	118,739
503	Minerals Technologies, Inc.	24,873
3,362	Myers Industries, Inc.	56,919
1,540	Neenah, Inc.	99,330
1,046	Nucor Corporation	56,327
5,326	Nutanix, Inc.[o]	155,626
385	Olympic Steel, Inc.	5,767
441	PH Glatfelter Company	7,938
1,996	PPG Industries, Inc.	249,740
1,806	Reliance Steel & Aluminum Company	209,568
428	RPM International, Inc.	31,000
1,921	Ryerson Holding Corporation[o]	16,693
2,167	Schweitzer-Mauduit International, Inc.	87,742
274	Sherwin-Williams Company	156,816
6,137	Steel Dynamics, Inc.	186,319
1,451	United States Lime & Minerals, Inc.	128,414
325	W. R. Grace & Company	21,596

	Total	4,692,107

Real Estate (0.6%)
331	Acadia Realty Trust	9,261
1,915	Agree Realty Corporation	150,845
1,720	Alexander & Baldwin, Inc.	40,437
749	Alexandria Real Estate Equities, Inc.	118,904
61	American Assets Trust, Inc.	2,987
4,953	American Campus Communities, Inc.	247,551
902	American Tower Corporation	196,708
1,148	Apartment Investment & Management Company	63,002
5,397	Apple Hospitality REIT, Inc.	88,943
864	Ares Commercial Real Estate Corporation	13,392
1,424	Armada Hoffler Properties, Inc.	26,686
3,191	Ashford Hospitality Trust, Inc.	8,711
479	BBX Capital Corporation	2,141
347	Bluerock Residential Growth REIT, Inc.	4,171
824	Brandywine Realty Trust	12,591
5,303	Brixmor Property Group, Inc.	116,772
1,909	Camden Property Trust	218,332
248	CareTrust REIT, Inc.	6,012
5,337	CBL & Associates Properties, Inc.	7,685
5,862	Cedar Realty Trust, Inc.	19,579
1,356	Chatham Lodging Trust	24,476
897	City Office REIT, Inc.	12,145
123	Columbia Property Trust, Inc.	2,524
754	Corepoint Lodging, Inc.	7,427
1,554	CoreSite Realty Corporation	182,595
1,885	Corporate Office Properties Trust	55,871
732	CoStar Group, Inc.[o]	402,249
6,164	Cousins Properties, Inc.	247,361
753	CubeSmart	23,870
911	CyrusOne, Inc.	64,936
575	DiamondRock Hospitality Company	5,738
591	Digital Realty Trust, Inc.	75,081
1,794	Douglas Emmett, Inc.	77,716
2,778	Duke Realty Corporation	97,619
210	EastGroup Properties, Inc.	28,130
2,055	Empire State Realty Trust, Inc.	29,736
774	EPR Properties	60,209
765	Equity Commonwealth	24,618
166	Equity Lifestyle Properties, Inc.	11,610
32	Essex Property Trust, Inc.	10,468
998	Farmland Partners, Inc.	6,687
1,249	First Industrial Realty Trust, Inc.	52,595
140	Four Corners Property Trust, Inc.	4,011
3,399	Franklin Street Properties Corporation	29,231
2,086	Gaming and Leisure Properties, Inc.	84,191
642	Getty Realty Corporation	21,533
1,278	Gladstone Commercial Corporation	30,110
128	Global Net Lease, Inc.	2,493
1,394	Healthcare Realty Trust, Inc.	48,469
2,139	Healthcare Trust of America, Inc.	66,309
2,317	Highwoods Properties, Inc.	108,436
6,976	Host Hotels & Resorts, Inc.	114,337
72	Howard Hughes Corporation[o]	8,051
913	Hudson Pacific Properties, Inc.	32,795
465	Industrial Logistics Properties Trust	9,877
300	Investors Real Estate Trust	22,701
1,727	iSTAR Financial, Inc.	22,468
1,010	JBG SMITH Properties	40,663
782	Jones Lang LaSalle, Inc.	114,579
1,569	Kilroy Realty Corporation	131,686
914	Kite Realty Group Trust	16,287
1,056	Lamar Advertising Company	84,491
797	Lexington Realty Trust	8,671
300	Life Storage, Inc.	32,676
131	LTC Properties, Inc.	6,792
362	Mack-Cali Realty Corporation	7,754
3,515	Medical Properties Trust, Inc.	72,866
321	MGM Growth Properties LLC	10,018
1,634	Monmouth Real Estate Investment Corporation	24,641
245	National Health Investors, Inc.	21,019
1,163	National Storage Affiliates Trust	39,740
790	Office Properties Income Trust	25,185
1,463	Omega Healthcare Investors, Inc.	64,431
753	One Liberty Properties, Inc.	21,393
2,097	Outfront Media, Inc.	55,172
1,102	Paramount Group, Inc.	14,844
1,644	Pebblebrook Hotel Trust	42,267
2,007	Pennsylvania REIT	11,079
6,224	Physicians Realty Trust	116,202
444	Piedmont Office Realty Trust, Inc.	9,963
1,605	PotlatchDeltic Corporation	68,164
86	PS Business Parks, Inc.	15,527
1,325	QTS Realty Trust, Inc.	71,007
1,374	Rayonier, Inc. REIT	37,071
568	RE/MAX Holdings, Inc.	19,000
2,995	Realogy Holdings Corporation	23,601
579	Redfin Corporation[o]	10,069
272	Retail Opportunity Investments Corporation	5,077
3,774	Retail Properties of America, Inc.	51,930
928	RLJ Lodging Trust	15,228
129	RMR Group, Inc.	6,244

The accompanying Notes to Financial Statements are an integral part of this schedule.

145

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Schedule of Investments as of October 31, 2019

Shares	Common Stock (11.5%)	Value
Real Estate (0.6%) - continued
1,392	RPT Realty	$20,184
553	Ryman Hospitality Properties	46,546
3,629	Sabra Health Care REIT, Inc.	89,273
213	Saul Centers, Inc.	11,404
1,732	SBA Communications Corporation	416,806
4,493	Senior Housing Property Trust	44,593
548	Seritage Growth Properties	23,833
4,094	Service Properties Trust	103,578
594	SITE Centers Corporation	9,225
1,382	Spirit Realty Capital, Inc.	68,879
1,564	St. Joe Company[o]	29,012
427	STAG Industrial, Inc.	13,254
1,236	Store Capital Corporation	50,058
2,734	Summit Hotel Properties, Inc.	33,519
1,048	Sunstone Hotel Investors, Inc.	14,158
829	Tanger Factory Outlet Centers, Inc.	13,363
575	Taubman Centers, Inc.	20,574
1,386	Terreno Realty Corporation	78,184
810	UMH Properties, Inc.	12,093
91	Universal Health Realty Income Trust	10,850
2,077	Urban Edge Properties	43,845
807	Urstadt Biddle Properties, Inc.	19,634
2,708	VICI Properties, Inc.	63,773
3,263	Washington Prime Group, Inc.	13,770
200	Washington REIT	6,204
1,247	Weingarten Realty Investors	39,567
276	Weyerhaeuser Company	8,062
506	Xenia Hotels & Resorts, Inc.	10,651

	Total	6,073,612

Utilities (0.1%)
1,822	Alliant Energy Corporation	97,185
1,117	Artesian Resources Corporation	41,441
277	Chesapeake Utilities Corporation	26,260
1,526	CMS Energy Corporation	97,542
860	Consolidated Water Company, Ltd.	15,084
418	DTE Energy Company	53,220
980	Entergy Corporation	119,050
4,685	Exelon Corporation	213,121
249	IDACORP, Inc.	26,797
541	Middlesex Water Company	36,382
1,879	New Jersey Resources Corporation	81,924
1,333	NorthWestern Corporation	96,669
569	Otter Tail Corporation	32,251
3,118	PNM Resources, Inc.	162,604
1,339	Public Service Enterprise Group, Inc.	84,772
446	Southwest Gas Holdings, Inc.	38,936
1,547	Spire, Inc.	130,041
732	Unitil Corporation	45,582

	Total	1,398,861

	Total Common Stock (cost $92,469,611)	110,951,166

Shares	Collateral Held for Securities Loaned (0.2%)	Value
2,157,180	Thrivent Cash Management Trust	2,157,180

	Total Collateral Held for Securities Loaned (cost $2,157,180)	2,157,180

Shares or Principal Amount	Short-Term Investments (17.9%)	Value
	Federal Home Loan Bank Discount Notes
1,300,000	1.980%, 11/5/2019[p,q]	1,299,757
300,000	1.910%, 12/5/2019[p,q]	299,527
1,400,000	1.730%, 12/10/2019[p,q]	1,397,467
400,000	1.660%, 12/18/2019[p,q]	399,128
1,200,000	1.570%, 1/29/2020[p,q]	1,195,194
	Thrivent Core Short-Term Reserve Fund
16,844,567	2.110%	168,445,666

	Total Short-Term Investments (cost $173,036,690)	173,036,739

	Total Investments (cost $979,910,048) 112.0%	$1,084,817,468

	Other Assets and Liabilities, Net (12.0%)	(115,875,022)

	Total Net Assets 100.0%	$968,942,446

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	In bankruptcy. Interest is being accrued per the bankruptcy agreement terms.
e	All or a portion of the loan is unfunded.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $49,604,892 or 5.1% of total net assets.

h	All or a portion of the security is insured or guaranteed.
i

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

j	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2019.
k	All or a portion of the security is on loan.
l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
m	Defaulted security. Interest is not being accrued.
n	In bankruptcy. Interest is not being accrued.
o	Non-income producing security.
p	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
q	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

146

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2019

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Fund as of October 31, 2019:

Securities Lending Transactions
Common Stock	$935,082
Long-Term Fixed Income	1,142,350

Total lending	$2,077,432
Gross amount payable upon return of collateral for securities loaned	$2,157,180

Net amounts due to counterparty	$79,748

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

147

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (98.3%)	Value
Alabama (0.3%)
	Auburn University, AL General Fee Rev. Refg.
$1,000,000	5.000%, 6/1/2032, Ser. A	$1,175,640
1,250,000	5.000%, 6/1/2033, Ser. A	1,466,937
	UAB Medicine Finance Auth. Rev.
2,000,000	5.000%, 9/1/2041, Ser. B2	2,356,140

	Total	4,998,717

Arizona (1.4%)
	Arizona Board of Regents State University System Rev.
1,000,000	5.000%, 7/1/2042, Ser. B	1,178,550
	Arizona Board of Regents State University System Rev. Refg.
750,000	5.000%, 7/1/2042, Ser. B	901,867
	Arizona State Industrial Development Auth. Education Rev. (Doral Academy of Nevada - Fire Mesa and Red Rock Campus)
800,000	5.000%, 7/15/2039, Ser. Aa	878,616
	Arizona State Transportation Board Highway Rev.
1,500,000	5.000%, 7/1/2036, Ser. Ab	1,594,050
	Glendale, AZ Industrial Development Auth. Rev. (Midwestern University)
2,515,000	5.000%, 5/15/2031	2,722,286
	Industrial Development Auth. City of Phoenix
715,000	1.270%, 11/15/2052, Ser. Ac	715,000
	Northern Arizona University Refg. C.O.P.
1,000,000	5.000%, 9/1/2022	1,098,820
	Northern Arizona University Refg. Rev.
1,180,000	5.000%, 6/1/2036, Ser. A	1,390,111
750,000	5.000%, 6/1/2037, Ser. A	879,697
320,000	5.000%, 6/1/2038, Ser. A	374,240
	Phoenix, AZ Civic Improvement Corporation Airport Rev.
3,060,000	5.250%, 7/1/2033, Ser. Ab	3,142,192
2,000,000	5.000%, 7/1/2047, Ser. A, AMT	2,354,020
	Phoenix-Mesa Gateway Airport Auth. Special Fac. Rev.
1,450,000	5.000%, 7/1/2038, AMT	1,553,313
	Student & Academic Services, LLC Northern AZ Capital Fac. Lease Rev. (BAM Insured)
750,000	5.000%, 6/1/2039[d]	847,628
	Yavapai County, AZ Industrial Development Auth. Hospital Fac. Rev. Refg. (Yavapai Regional Medical Center)
500,000	5.000%, 8/1/2036	587,480
725,000	5.000%, 8/1/2039	888,357

	Total	21,106,227

Arkansas (0.4%)
	University of Arkansas Rev. Refg.
900,000	5.000%, 11/1/2037, Ser. A	1,076,247
1,300,000	5.000%, 11/1/2046, Ser. A	1,533,103
	University of Arkansas Rev. Refg. Various Fac. Rev. (Pine Bluff Campus)
650,000	5.000%, 12/1/2029, Ser. A	755,488
	University of Arkansas Rev. Various Fac. (Fayetteville Campus)
1,135,000	5.000%, 11/1/2039, Ser. A	1,293,628
825,000	5.000%, 11/1/2041, Ser. A	938,850

	Total	5,597,316

California (10.1%)
	Anaheim Public Financing Auth. Lease Rev. (Anaheim Public Improvements) (AGM Insured)
3,950,000	6.000%, 9/1/2024, Ser. Ad	4,535,746
	Beverly Hills Unified School District, Los Angeles County, CA G.O. (2008 Election)
10,000,000	Zero Coupon, 8/1/2031	7,779,800
	California Department of Water Resources Rev. Refg. (Central Valley)
1,500,000	5.000%, 12/1/2031, Ser. AX	1,913,160
1,000,000	5.000%, 12/1/2032, Ser. AX	1,271,600
	California Educational Fac. Auth. Rev. (Stanford University)
6,000,000	5.250%, 4/1/2040	8,965,020
8,300,000	5.000%, 5/1/2045, Ser. U-6	12,421,448
	California Health Fac. Financing Auth. Rev.
1,750,000	5.000%, 8/15/2055, Ser. B	2,059,383
6,225,000	5.000%, 11/15/2056, Ser. A	7,479,773
	California Infrastructure and Economic Development Bank Rev. (Bay Area Toll Bridges Seismic Retrofit Rev.) (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Ser. Ab,d	6,097,500
	California Kindergarten - University Public Education Fac. G.O.
1,750,000	0.900%, 5/1/2034, Ser. A4[c]	1,750,000
	California Municipal Finance Auth. Refg. Rev. (Biola University)
2,000,000	5.000%, 10/1/2042	2,199,380
	California Municipal Finance Auth. Refg. Rev. (California Lutheran University)
275,000	5.000%, 10/1/2025	326,785
300,000	5.000%, 10/1/2026	363,177
	California Municipal Finance Auth. Rev. (LINXS APM)
5,135,000	5.000%, 12/31/2043, Ser. A, AMT	6,008,155
	California Various Purpose G.O.
10,000	5.250%, 4/1/2029	10,031
7,500,000	5.000%, 4/1/2032	10,169,850
500,000	5.000%, 4/1/2049	625,430
	Chula Vista Industrial Development Rev. Refg. (San Diego Gas & Electric Company)
2,010,000	5.875%, 2/15/2034, Ser. C	2,017,457
	Foothill-De Anza, CA Community College District G.O.
5,000,000	5.000%, 8/1/2040, Ser. Cb	5,352,500
	Golden West Schools Financing Auth. Rev. (NATL-RE Insured)
420,000	5.800%, 2/1/2022, Ser. Ad	462,470

The accompanying Notes to Financial Statements are an integral part of this schedule.

148

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (98.3%)	Value
California (10.1%) - continued
	Los Angeles, CA Department of Airports Rev. (Los Angeles International Airport)
$8,000,000	5.000%, 5/15/2040, Ser. A	$8,163,680
	Los Angeles, CA Department of Water & Power Rev.
7,000,000	5.000%, 7/1/2044, Ser. D	8,025,500
	Los Angeles, CA Department of Water & Power Rev. Refg.
845,000	0.950%, 7/1/2035, Ser. Ac	845,000
	Pomona, CA Single Family Mortgage Rev. Refg. (GNMA/FNMA/FHLMC Collateralized)
1,490,000	7.600%, 5/1/2023, Ser. Ab,d	1,652,142
	San Bernardino, CA Single Family Mortgage Rev. Refg. (GNMA Collateralized)
530,000	7.500%, 5/1/2023, Ser. Ab,d	586,715
	San Diego Unified School District G.O.
10,000,000	6.000%, 7/1/2033, Ser. Ab	12,239,400
	San Francisco, CA City & County Airport Commission Rev. (San Francisco International Airport)
4,000,000	5.500%, 5/1/2028, Ser. A, AMT	4,561,320
7,825,000	5.000%, 5/1/2044, Ser. A, AMT	8,842,094
5,700,000	5.000%, 5/1/2047, Ser. B	6,809,961
	San Jose, CA Redevelopment Agency Successor Agency Tax Allocation Refg.
6,000,000	5.000%, 8/1/2035, Ser. A	7,446,780
	Santa Monica Community College District, Los Angeles County, CA G.O.
5,000,000	Zero Coupon, 8/1/2025, Ser. C	4,594,700
	University of California Limited Rev. Refg.
8,000,000	5.000%, 5/15/2032, Ser. I	9,545,440

	Total	155,121,397

Colorado (4.2%)
	Colorado Educational and Cultural Fac. Auth. Charter School Refg. Rev. (Pinnacle Charter School, Inc. K-8 Fac.)
200,000	5.000%, 6/1/2021	209,988
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Pinnacle Charter School, Inc. High School)
3,000,000	5.125%, 12/1/2039	3,003,030
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. Refg. (Union Colony School)
600,000	5.000%, 4/1/2038	711,612
475,000	5.000%, 4/1/2048	554,016
	Colorado Health Fac. Auth. Hospital Rev. (Parkview Medical Center, Inc.)
4,000,000	5.000%, 9/1/2046	4,574,120
	Colorado Health Fac. Auth. Rev. (Evangelical Lutheran Good Samaritan Society)
2,110,000	5.000%, 12/1/2024[b]	2,311,568
500,000	5.625%, 6/1/2043[b]	576,625
	Colorado High Performance Transportation Enterprise Rev.
6,300,000	5.000%, 12/31/2047	6,907,824
	Colorado School of Mines Institutional Enterprise Rev.
1,740,000	5.000%, 12/1/2047, Ser. A	2,078,256
	Colorado State Health Fac. Auth. Hospital Rev. Refg. (Valley View Hospital Association)
500,000	5.000%, 5/15/2030, Ser. A	597,560
385,000	5.000%, 5/15/2031, Ser. A	457,037
300,000	5.000%, 5/15/2032, Ser. A	355,398
	Denver, CO Health and Hospital Auth. Healthcare Rev.
5,000,000	5.500%, 12/1/2030[b]	5,225,600
	Denver, CO Health and Hospital Auth. Healthcare Rev. Refg.
1,500,000	5.000%, 12/1/2034, Ser. Aa	1,795,590
	Eagle County, CO Air Terminal Corporation Rev. (Airport Terminal)
1,000,000	5.000%, 5/1/2041, Ser. B, AMT	1,156,580
	Larimer Weld & Boulder County, CO G.O. (Thompson School District)
1,500,000	5.000%, 12/15/2034	1,910,145
3,000,000	5.000%, 12/15/2035	3,806,190
	Park Creek, CO Metropolitan District Rev.
3,000,000	5.000%, 12/1/2041, Ser. A	3,431,610
2,250,000	5.000%, 12/1/2046, Ser. A	2,560,050
	Park Creek, CO Metropolitan District Rev. Refg.
1,220,000	5.000%, 12/1/2022	1,342,659
1,000,000	5.000%, 12/1/2024	1,160,900
	Plaza Metropolitan District No. 1 Rev. Refg. (City of Lakewood)
1,000,000	5.000%, 12/1/2021[a]	1,057,310
500,000	5.000%, 12/1/2022[a]	538,305
	University of Colorado University Enterprise Rev.
3,250,000	5.000%, 6/1/2033, Ser. Ab	3,794,993
9,790,000	5.000%, 6/1/2033[b]	10,381,316
3,000,000	5.000%, 6/1/2034, Ser. Ab	3,503,070

	Total	64,001,352

Connecticut (0.2%)
	Connecticut State Health & Educational Fac. Auth. Rev. Refg. (Sacred Heart University)
600,000	5.000%, 7/1/2042, Ser. I-1	708,936
	University of Connecticut Rev.
1,500,000	5.000%, 11/1/2036, Ser. A	1,835,130

	Total	2,544,066

Delaware (0.1%)
	Kent County, DE Student Housing and Dining Fac. Rev. (CHF-Dover, LLC - Delaware State University)
870,000	5.000%, 7/1/2040, Ser. A	976,314
500,000	5.000%, 7/1/2048, Ser. A	555,805

	Total	1,532,119

The accompanying Notes to Financial Statements are an integral part of this schedule.

149

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (98.3%)	Value
District of Columbia (1.5%)
	District of Columbia Water & Sewer Auth. Public Utility Rev.
$13,715,000	5.000%, 10/1/2049, Ser. A	$16,611,197
	Metropolitan Washington DC Airports Auth. Airport System Rev. Refg.
6,000,000	5.000%, 10/1/2038, Ser. A, AMT	6,671,700

	Total	23,282,897

Florida (4.4%)
	Broward County, FL Fuel System Rev. (Fort Lauderdale Fuel Fac.) (AGM Insured)
1,155,000	5.000%, 4/1/2021, Ser. A, AMT[d]	1,214,598
605,000	5.000%, 4/1/2022, Ser. A, AMT[d]	652,843
700,000	5.000%, 4/1/2025, Ser. A, AMT[d]	773,269
	Broward County, FL Water and Sewer Utility Rev. Refg.
1,000,000	5.000%, 10/1/2030, Ser. A	1,195,640
1,500,000	5.000%, 10/1/2031, Ser. B	1,790,505
	CityPlace Community Development District Special Assessment and Rev.
2,000,000	5.000%, 5/1/2026	2,280,860
	Florida State Higher Educational Fac. Financial Auth. Educational Rev. (Ringling College)
7,225,000	5.000%, 3/1/2042	8,305,282
	Florida State Municipal Power Agency Rev.
1,000,000	5.000%, 10/1/2030, Ser. B	1,184,460
840,000	5.000%, 10/1/2031, Ser. B	991,763
	Greater Orlando, FL Aviation Auth. Airport Fac. Rev.
3,500,000	5.000%, 10/1/2049, Ser. A, AMT	4,225,655
	Gulf Breeze, FL Rev. Refg.
2,020,000	5.000%, 12/1/2033	2,097,326
	Halifax Hospital Medical Center Rev.
755,000	5.000%, 6/1/2020	769,979
	Jacksonville, FL Port Auth. Rev. Refg.
2,545,000	5.000%, 11/1/2038, Ser. A, AMT	2,754,173
	Lee Memorial Health System Rev. Refg.
1,000,000	5.000%, 4/1/2044, Ser. A-1	1,200,070
	Miame-Dade County, FL Industrial Development Auth. (Pinecrest Academy, Inc.)
1,500,000	5.250%, 9/15/2044	1,627,770
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System)
5,000,000	5.000%, 6/1/2035, Ser. A	5,767,500
	Orlando-Orange County, FL Expressway Auth. Rev.
3,600,000	5.000%, 7/1/2030, Ser. Ab	3,690,828
4,095,000	5.000%, 7/1/2035, Ser. Cb	4,198,317
	Palm Beach County Health Fac. Auth. Rev. (Life Communities, Inc.)
2,000,000	5.000%, 11/15/2045, Ser. A	2,294,800
	Palm Beach County Health Fac. Auth. Rev. Refg. (Lifespace Communities, Inc.)
3,000,000	5.000%, 5/15/2038, Ser. C	3,322,380
	South FL Water Management District C.O.P. Refg.
4,000,000	5.000%, 10/1/2036	4,713,200
	St. Johns County Industrial Development Auth. Rev. (Presbyterian Retirement Communities)
6,490,000	5.875%, 8/1/2040, Ser. Ab	6,710,790
	Tampa, FL Hospital Rev. Refg. (H. Lee Moffitt Cancer Center)
5,000,000	5.000%, 7/1/2037, Ser. B	5,736,300

	Total	67,498,308

Georgia (1.1%)
	Atlanta, GA Airport General Rev.
1,000,000	5.000%, 1/1/2033, Ser. C, AMT	1,070,270
500,000	5.000%, 1/1/2034, Ser. C, AMT	534,805
500,000	5.000%, 1/1/2037, Ser. C, AMT	534,035
	Atlanta, GA Airport General Rev. Refg.
1,425,000	5.000%, 1/1/2033, Ser. B	1,615,879
	Atlanta, GA Water & Wastewater Rev. Refg.
2,500,000	5.000%, 11/1/2031	2,948,150
	Fulton County, GA Development Auth. Rev. (Georgia Institute of Technology)
1,400,000	5.000%, 6/15/2044	1,736,154
	Main Street Natural Gas, Inc. Rev.
1,750,000	5.000%, 5/15/2028, Ser. A	2,123,012
1,920,000	5.000%, 5/15/2033, Ser. A	2,331,994
1,900,000	5.000%, 5/15/2034, Ser. A	2,300,235
	Municipal Electric Auth. of Georgia Rev. (Plant Vogtle Units 3 & 4)
250,000	5.000%, 1/1/2056, Ser. A	288,193
	Municipal Electric Auth. of Georgia Rev. Refg.
610,000	5.000%, 1/1/2035, Ser. A	688,903

	Total	16,171,630

Guam (<0.1%)
	Guam Port Auth. Rev.
250,000	5.000%, 7/1/2048, Ser. A	294,492

	Total	294,492

Hawaii (1.6%)
	Hawaii Airports System Rev.
3,040,000	5.250%, 7/1/2030, Ser. A	3,115,970
	Hawaii State Department of Budget and Finance Special Purpose Senior Living Rev. Refg.
1,000,000	5.125%, 11/15/2032	1,108,390
5,395,000	5.250%, 11/15/2037	5,965,521
	Hawaii State Department of Transportation Airport Division Lease Rev. C.O.P.
1,600,000	5.000%, 8/1/2028, AMT	1,786,608

The accompanying Notes to Financial Statements are an integral part of this schedule.

150

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (98.3%)	Value
Hawaii (1.6%) - continued
	Hawaii State Harbor System Rev.
$6,000,000	5.250%, 7/1/2030, Ser. A	$6,153,540
	Honolulu, HI City & County Wastewater System Rev.
350,000	5.000%, 7/1/2036, Ser. A	418,509
	Honolulu, HI City & County Wastewater System Rev. Refg.
4,505,000	5.000%, 7/1/2036, Ser. B	5,386,809

	Total	23,935,347

Illinois (8.0%)
	Chicago Metropolitan Water Reclamation District G.O. Refg.
8,700,000	5.250%, 12/1/2032, Ser. C	11,483,304
	Chicago, IL G.O. Refg.
4,000,000	5.000%, 1/1/2023, Ser. C	4,301,400
	Chicago, IL Midway International Airport Rev.
1,120,000	5.000%, 1/1/2026, Ser. A, AMT	1,268,086
	Chicago, IL O’Hare International Airport Rev.
1,000,000	5.000%, 1/1/2047, Ser. G, AMT	1,152,410
1,000,000	5.000%, 1/1/2047, Ser. D, AMT	1,152,410
	Chicago, IL O’Hare International Airport Rev. Refg.
1,200,000	5.000%, 1/1/2029	1,397,580
5,000,000	5.000%, 1/1/2048, Ser. B	6,019,800
	Illinois Finance Auth. Multifamily Housing Rev. (Better Housing Foundation Blue Station)
1,750,000	5.000%, 12/1/2043, Ser. A-1	1,479,450
	Illinois Finance Auth. Rev. (DePaul University)
4,075,000	6.000%, 10/1/2032, Ser. Ab	4,345,499
1,000,000	5.000%, 10/1/2041	1,169,950
	Illinois Finance Auth. Rev. (Rush University Medical Center)
1,000,000	5.000%, 11/15/2027, Ser. A	1,174,310
	Illinois Finance Auth. Rev. (The Art Institute of Chicago)
3,510,000	5.000%, 3/1/2034	3,777,462
20,000	5.000%, 3/1/2034[b]	21,727
	Illinois Finance Auth. Rev. Refg. (Northwestern Memorial Healthcare)
4,000,000	5.000%, 7/15/2042, Ser. A	4,785,400
	Illinois Finance Auth. Rev. Refg. (Rosalind Franklin University)
1,750,000	5.000%, 8/1/2042, Ser. A	1,981,980
2,100,000	5.000%, 8/1/2047, Ser. A	2,370,984
	Illinois Finance Auth. Student Housing and Academic Fac. Rev. (University of Illinois at Chicago)
500,000	5.000%, 2/15/2032, Ser. A	578,960
2,885,000	5.000%, 2/15/2037	3,295,882
1,000,000	5.000%, 2/15/2047, Ser. A	1,123,890
	Illinois G.O.
7,000,000	5.000%, 11/1/2023, Ser. D	7,722,960
7,000,000	5.000%, 6/1/2024	7,753,620
5,000,000	5.000%, 3/1/2027	5,269,400
1,500,000	5.500%, 7/1/2033	1,632,525
1,750,000	5.500%, 7/1/2038	1,898,680
	Illinois G.O. Refg.
1,500,000	5.000%, 10/1/2021, Ser. B	1,582,365
	Illinois State Toll Highway Auth. Rev.
5,400,000	5.000%, 1/1/2044, Ser. A	6,548,796
	Illinois State Toll Highway Auth. Senior Rev.
5,000,000	5.000%, 1/1/2031, Ser. A	6,260,350
	Metropolitan Pier and Exposition Auth., IL Refg. (McCormick Place Expansion) (NATL-RE Insured)
17,605,000	Zero Coupon, 6/15/2020, Ser. Ad	17,412,401
3,100,000	Zero Coupon, 6/15/2024, Ser. Ad	2,796,448
2,000,000	Zero Coupon, 12/15/2024, Ser. Ad	1,778,360
	Metropolitan Pier and Exposition Auth., IL Rev. (McCormick Place Expansion) (NATL-RE Insured)
10,100,000	Zero Coupon, 6/15/2035, Ser. Ad	6,094,239
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion)
2,000,000	Zero Coupon, 12/15/2047, Ser. Be	1,333,100
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion) (NATL-RE Insured)
920,000	5.500%, 6/15/2020[d]	922,493
	Regional Transportation Auth., Cook, DuPage, Kane, Lake, McHenry and Will Counties, IL Rev. (NATL-RE Insured)
1,110,000	6.700%, 11/1/2021, Ser. Ad	1,169,274

	Total	123,055,495

Indiana (1.3%)
	Indiana Municipal Power Agency Power Supply System Rev.
1,750,000	5.250%, 1/1/2034, Ser. Ab	2,007,652
4,155,000	5.000%, 1/1/2042, Ser. Ab	4,419,092
	Knox County, IN Economic Development Rev. Refg. (Good Samaritan Hospital)
2,850,000	5.000%, 4/1/2037, Ser. A	2,943,508
4,965,000	5.000%, 4/1/2042, Ser. A	5,097,814
	Purdue University, IN Rev. Refg.
1,500,000	5.000%, 7/1/2028, Ser. A	1,774,245
	Saint Joseph County, IN Economic Development Rev. (Saint Mary’s College)
3,705,000	5.000%, 4/1/2043, Ser. 2019	4,459,635

	Total	20,701,946

Iowa (1.9%)
	Ames, IA Rev. Refg. (Mary Greeley Medical Center)
4,430,000	5.000%, 6/15/2032	5,214,110
	Des Moines, IA Airport Auth. Rev. Refg.
1,205,000	5.000%, 6/1/2024, AMT	1,295,857

The accompanying Notes to Financial Statements are an integral part of this schedule.

151

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (98.3%)	Value
Iowa (1.9%) - continued
	Iowa Finance Auth. Rev. (Lifespace Communities, Inc.)
$4,000,000	5.000%, 5/15/2041, Ser. A	$4,451,040
1,500,000	5.000%, 5/15/2043, Ser. A	1,674,930
	Iowa Finance Auth. Rev. (Northcrest Inc.)
1,500,000	5.000%, 3/1/2048, Ser. A	1,625,700
	Iowa Finance Auth. Rev. Refg.
8,100,000	5.000%, 8/1/2036	9,936,594
3,000,000	5.000%, 8/1/2042	3,629,760
	Iowa Finance Auth. Senior Housing Rev. (PHS Council Bluffs, Inc.)
1,355,000	5.125%, 8/1/2048	1,430,284

	Total	29,258,275

Kansas (0.9%)
	Kansas Development Finance Auth. Rev.
3,575,000	5.000%, 5/15/2030, Ser. S	3,626,015
	Kansas Turnpike Auth. Rev. Refg.
1,000,000	5.000%, 9/1/2037, Ser. A	1,276,890
750,000	5.000%, 9/1/2038, Ser. A	954,885
	Lenexa, KS Health Care Fac. Rev. Refg. (Lakeview Village, Inc.)
2,750,000	5.000%, 5/15/2039, Ser. A	3,083,245
	University of Kansas Hospital Auth. Refg. Rev.
4,635,000	5.000%, 3/1/2047, Ser. A	5,450,528

	Total	14,391,563

Kentucky (1.0%)
	Kentucky Economic Development Finance Auth. Hospital Rev. (Owensboro Medical Health System, Inc.)
5,880,000	6.375%, 6/1/2040, Ser. Ab	6,052,049
	Kentucky State Turnpike Auth. Economic Development Road Rev.
5,000,000	5.000%, 7/1/2028, Ser. Ab	5,499,700
	Paducah, KY Electric Plant Board Rev. (AGM Insured)
750,000	5.000%, 10/1/2035, Ser. Ad	872,760
	Pikeville, KY Hospital Rev. (Pikeville Medical Center, Inc.)
3,540,000	6.500%, 3/1/2041	3,725,850

	Total	16,150,359

Louisiana (2.8%)
	Alexandria, LA Utilities Rev.
5,000,000	5.000%, 5/1/2043, Ser. A	5,531,750
	East Baton Rouge, LA Industrial Development Board Rev. (ExxonMobil)
700,000	1.300%, 8/1/2035, Ser. Ac	700,000
915,000	1.300%, 12/1/2040, Ser. Bc	915,000
	East Baton Rouge, LA Pollution Control Rev. Refg. (ExxonMobil)
745,000	1.300%, 3/1/2022[c]	745,000
	Lafayette Public Power Auth. Electric Rev.
375,000	5.000%, 11/1/2022	415,320
1,520,000	5.000%, 11/1/2031	1,670,267
	Louisiana Local Government Environmental Fac. & Community Development Auth. East Baton Rouge Sewer Rev.
4,900,000	5.000%, 2/1/2035, Ser. A	5,408,228
	Louisiana State Gas and Fuels Tax Rev.
5,000,000	5.000%, 5/1/2033, Ser. Bb	5,094,350
7,000,000	5.000%, 5/1/2045, Ser. Bb	7,132,090
	Louisiana State Public Fac. Auth. Rev. (University of New Orleans Research & Technology Foundation, Inc. Student Housing) (AGM Insured)
1,355,000	5.000%, 9/1/2030[d]	1,556,638
800,000	5.000%, 9/1/2031[d]	918,064
	New Orleans, LA Aviation Board Rev.
2,500,000	5.000%, 1/1/2040, Ser. B, AMT	2,802,400
750,000	5.000%, 1/1/2048, Ser. B, AMT	860,280
	New Orleans, LA G.O. Refg.
750,000	5.000%, 12/1/2026	892,702
850,000	5.000%, 12/1/2027	1,007,590
350,000	5.000%, 12/1/2029	412,349
	Port of New Orleans Board of Commissioners Port Fac. Refg. Rev.
1,365,000	5.000%, 4/1/2030, Ser. B, AMT	1,497,473
1,500,000	5.000%, 4/1/2031, Ser. B, AMT	1,642,500
525,000	5.000%, 4/1/2033, Ser. B, AMT	573,426
	Port of New Orleans Board of Commissioners Port Fac. Refg. Rev. (AGM Insured)
1,500,000	5.000%, 4/1/2043, Ser. B, AMT[d]	1,761,750
	St. Tammany Parish LA Utilities Rev.
2,000,000	5.500%, 8/1/2035, Ser. Bb	2,063,280

	Total	43,600,457

Maryland (0.1%)
	Maryland Health & Higher Educational Fac. Auth. Rev. (Loyola University)
1,000,000	5.000%, 10/1/2045	1,126,830

	Total	1,126,830

Massachusetts (4.7%)
	Massachusetts Bay Transportation Auth. Sales Tax Rev. (NATL-RE Insured)
5,000,000	5.500%, 7/1/2025, Ser. Bd	6,171,050
	Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute)
6,500,000	5.000%, 12/1/2046, Ser. N	7,613,060
	Massachusetts Development Finance Agency Rev. (Northeastern University)
750,000	5.000%, 10/1/2031	821,940

The accompanying Notes to Financial Statements are an integral part of this schedule.

152

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (98.3%)	Value
Massachusetts (4.7%) - continued
	Massachusetts Development Finance Agency Rev. (Wellesley College)
$3,000,000	5.000%, 7/1/2042, Ser. J	$3,277,440
	Massachusetts G.O.
11,125,000	5.000%, 9/1/2048, Ser. E	13,546,134
	Massachusetts Health & Educational Fac. Auth. Rev. (Massachusetts Institute of Technology)
15,295,000	5.250%, 7/1/2033, Ser. L	21,581,857
	Massachusetts Health & Educational Fac. Auth. Rev. (Tufts University)
5,400,000	5.500%, 2/15/2028, Ser. M	7,101,378
	Massachusetts Port Auth. Rev.
8,300,000	5.000%, 7/1/2042, Ser. A, AMT	8,962,838
	University of Massachusetts Building Auth. Rev. Refg.
2,750,000	5.000%, 5/1/2038, Ser. 2019-1	3,464,725

	Total	72,540,422

Michigan (2.3%)
	East Lansing Building Auth., Ingham and Clinton Counties, MI Building Auth. Rev. (G.O. Limited Tax)
445,000	5.700%, 4/1/2020	452,311
	Grand Valley, MI State University General Rev. Refg.
650,000	5.000%, 12/1/2029, Ser. B	755,144
	Grand Valley, MI State University Rev.
1,850,000	5.000%, 12/1/2031, Ser. A	2,160,190
	Great Lakes, MI Water Auth. Water Supply System Rev.
10,000,000	5.000%, 7/1/2046, Ser. A	11,724,800
	Kalamazoo Hospital Finance Auth. Rev. (Bronson Methodist Hospital) (AGM Insured)
1,790,000	5.250%, 5/15/2036[d]	1,828,306
2,210,000	5.250%, 5/15/2036[b,d]	2,256,719
	Michigan State Finance Auth. Rev. (Beaumont Health Credit Group)
6,000,000	5.000%, 11/1/2044, Ser. A	6,876,840
	Michigan Strategic Rev.
7,775,000	5.000%, 12/31/2043, AMT	9,240,743

	Total	35,295,053

Minnesota (3.4%)
	Apple Valley, MN Senior Housing Rev. Refg. (PHS Apple Valley Senior Housing, Inc. - Orchard Path)
500,000	5.000%, 9/1/2043	539,300
	Goodhue County, MN Education District No. 6051 C.O.P.
250,000	5.000%, 2/1/2029	281,735
500,000	5.000%, 2/1/2034	559,785
750,000	5.000%, 2/1/2039	830,505
	Ham Lake, MN Charter School Lease Rev. (DaVinci Academy of Arts and Science)
340,000	5.000%, 7/1/2036, Ser. A	361,604
	Minneapolis, MN Student Housing Rev. (Riverton Community Housing)
500,000	5.000%, 8/1/2053[a]	531,450
	Minnesota Higher Education Fac. Auth. Rev. (Augsburg College)
2,500,000	5.000%, 5/1/2046, Ser. A	2,790,275
	Minnesota Higher Education Fac. Auth. Rev. (College of St. Scholastica, Inc.)
1,575,000	5.250%, 12/1/2035, Ser. H	1,579,772
1,800,000	6.300%, 12/1/2040, Ser. 7J	1,806,858
	Minnesota Higher Education Fac. Auth. Rev. (University of St. Thomas)
1,000,000	5.000%, 10/1/2040	1,236,970
	Minnesota Higher Education Fac. Auth. Rev. Refg. (Gustavus Adolphus College)
4,250,000	5.000%, 10/1/2047	4,977,557
	Minnesota Higher Education Fac. Auth. Rev. Refg. (St. Catherine University)
1,015,000	5.000%, 10/1/2045, Ser. A	1,179,917
	Minnesota Municipal Power Agency Electric Rev.
200,000	5.000%, 10/1/2029	232,276
150,000	5.000%, 10/1/2030	173,869
200,000	5.000%, 10/1/2032	231,046
175,000	5.000%, 10/1/2033	202,339
1,500,000	5.000%, 10/1/2047	1,763,415
	North Oaks, MN Senior Housing Rev. Refg. (Waverly Gardens)
4,000,000	5.000%, 10/1/2047	4,396,840
	Rochester, MN Health Care Fac. Rev. (Olmsted Medical Center)
1,000,000	5.875%, 7/1/2030	1,027,730
	St. Cloud, MN Health Care Rev. Refg. (CentraCare Health System)
1,915,000	5.125%, 5/1/2030, Ser. Ab	1,951,826
125,000	5.125%, 5/1/2030, Ser. A	127,261
1,000,000	5.000%, 5/1/2046, Ser. A	1,162,140
	St. Joseph, MN Senior Housing & Healthcare Rev. (Woodcrest of Country Manor)
1,275,000	5.000%, 7/1/2055, Ser. A	1,338,176
	St. Paul, MN Housing & Redevelopment Auth. Health Care Fac. Rev. Refg. (HealthPartners Obligated Group)
5,945,000	5.000%, 7/1/2032, Ser. A	6,829,497
	St. Paul, MN Housing & Redevelopment Auth. Health Care Rev. Refg. (Fairview Health Services)
6,945,000	5.000%, 11/15/2047, Ser. A	8,227,394
	St. Paul, MN Housing & Redevelopment Auth. Rev. Refg. (Rossy & Richard Shaller Family Sholom East Campus)
1,000,000	5.000%, 10/1/2043	1,041,690
	University of Minnesota Rev. (State Supported Biomedical Science Research Fac. Funding)
1,655,000	5.000%, 8/1/2030, Ser. B	1,760,093
	Wayzata, MN Senior Housing Rev. Refg. (Folkestone Senior Living Community)
500,000	5.000%, 8/1/2049	549,980

The accompanying Notes to Financial Statements are an integral part of this schedule.

153

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (98.3%)	Value
Minnesota (3.4%) - continued
	Western Minnesota Municipal Power Agency Rev.
$1,000,000	5.000%, 1/1/2033, Ser. Ab	$1,151,480
1,000,000	5.000%, 1/1/2034, Ser. Ab	1,151,480
300,000	5.000%, 1/1/2035, Ser. Ab	345,444
1,000,000	5.000%, 1/1/2040, Ser. Ab	1,151,480
	Winona, MN Health Care Fac. Rev. Refg. (Winona Health Obligated Group)
500,000	5.000%, 7/1/2034	517,635

	Total	52,008,819

Mississippi (0.3%)
	D’Iberville Tax Increment Refg. (Gulf Coast Promenade)
1,750,000	5.000%, 4/1/2033	1,868,265
	Mississippi Development Bank G.O. (Desoto County Highway Construction)
3,180,000	5.000%, 1/1/2030	3,501,784

	Total	5,370,049

Missouri (0.5%)
	Kansas City, MO Industrial Development Auth. Rev. (Kansas City International Airport Terminal Modernization)
1,800,000	5.000%, 3/1/2046, Ser. B, AMT	2,135,340
	Missouri State Health and Educational Fac. Auth. Rev. (Lake Regional Health System)
925,000	5.000%, 2/15/2022	992,026
1,680,000	5.000%, 2/15/2034	1,775,407
	St. Louis, MO Airport Rev. (AGM Insured)
1,000,000	5.000%, 7/1/2047, Ser. Cd	1,183,910
	St. Louis, MO Airport Rev. Refg. (Lambert-St. Louis International Airport)
1,000,000	5.000%, 7/1/2032, AMT	1,083,120

	Total	7,169,803

Montana (0.1%)
	Missoula, MT Water Systems Rev.
830,000	5.000%, 7/1/2038, Ser. A	1,022,734
800,000	5.000%, 7/1/2039, Ser. A	982,760

	Total	2,005,494

Nebraska (2.1%)
	Douglas County, NE Hospital Auth. No. 2 Health Fac. Rev. (Children’s Hospital Obligated Group)
2,105,000	5.000%, 11/15/2047	2,444,936
	Lincoln, NE Lincoln Electric System Rev. Refg.
2,500,000	5.000%, 9/1/2037	2,732,500
	Nebraska Public Power District Rev.
1,325,000	5.000%, 1/1/2033, Ser. A	1,419,605
	Omaha, NE Public Power District Electric Rev.
8,150,000	5.000%, 2/1/2045, Ser. A	9,276,819
	Omaha, NE Public Power District Electric Rev. Refg.
8,275,000	5.000%, 2/1/2042, Ser. A	10,047,919
	Omaha, NE Sanitary Sewerage System Rev.
1,340,000	5.000%, 11/15/2034	1,558,728
	University of Nebraska Lincoln Student Fees and Fac. Rev.
1,000,000	5.000%, 7/1/2037[b]	1,072,920
	University of Nebraska Lincoln Student Fees and Fac. Rev. Refg.
3,050,000	5.000%, 7/1/2038[b]	3,321,786

	Total	31,875,213

Nevada (0.4%)
	Carson City, NV Hospital Rev. Refg. (Carson Tahoe Regional Medical Center)
1,500,000	5.000%, 9/1/2042, Ser. A	1,745,865
3,250,000	5.000%, 9/1/2047, Ser. A	3,761,257
	Director of the State of Nevada Department of Business & Industry Rev. (Somerset Academy of Las Vegas)
500,000	5.000%, 12/15/2048, Ser. Aa	537,520

	Total	6,044,642

New Hampshire (<0.1%)
	New Hampshire Health and Education Fac. Auth. Rev. Refg. (Dartmouth College)
370,000	1.290%, 6/1/2041, Ser. Bc	370,000

	Total	370,000

New Jersey (1.5%)
	New Jersey Economic Development Auth. Rev.
4,350,000	5.000%, 6/15/2042, Ser. D	4,897,143
	New Jersey Transportation Trust Fund Auth. Rev.
1,500,000	5.000%, 6/15/2026, Ser. A	1,581,165
1,000,000	5.250%, 6/15/2033, Ser. AA	1,146,970
1,645,000	5.250%, 6/15/2034, Ser. AA	1,883,788
	Ocean County, NJ Utilities Auth. Waste Water Rev. (NATL-RE Insured)
3,180,000	5.250%, 1/1/2025[d]	3,799,178
	Tobacco Settlement Financing Corporation Rev. Refg.
8,725,000	5.250%, 6/1/2046, Ser. A	10,134,524

	Total	23,442,768

New York (8.1%)
	Buffalo & Erie County, NY Industrial Land Development Corporation Rev.
1,500,000	5.000%, 8/1/2047, Ser. A	1,636,470
	Hudson, NY Yards Infrastructure Corporation Rev. Refg.
2,000,000	5.000%, 2/15/2042, Ser. A	2,389,280
	Metropolitan Transportation Auth. NY Rev. Refg.
2,190,000	5.000%, 11/15/2035	2,699,284

The accompanying Notes to Financial Statements are an integral part of this schedule.

154

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (98.3%)	Value
New York (8.1%) - continued
	Monroe County Industrial Development Corporation Rev. Refg. (University of Rochester)
$1,000,000	5.000%, 7/1/2030, Ser. D	$1,257,580
1,550,000	5.000%, 7/1/2031, Ser. C	1,941,530
800,000	5.000%, 7/1/2031, Ser. D	1,002,080
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
8,000,000	5.000%, 6/15/2037, Ser. DD-1	9,885,920
1,100,000	5.375%, 6/15/2043	1,149,665
2,150,000	5.375%, 6/15/2043[b]	2,251,953
	New York City Transitional Finance Auth. Future Tax Secured Rev.
15,000,000	5.000%, 11/1/2033, Ser. D-1	16,085,700
19,000,000	5.000%, 2/1/2043, Ser. A	22,535,900
	New York City Water & Sewer System Rev.
300,000	1.310%, 6/15/2025, Ser. Bc	300,000
900,000	1.310%, 6/15/2048, Ser. AA-1[c]	900,000
	New York State Dormitory Auth. State Personal Income Tax Rev.
5,000,000	5.000%, 3/15/2039, Ser. C	5,675,100
	New York State Dormitory Auth. State Personal Income Tax Rev. Refg.
8,330,000	5.000%, 2/15/2043, Ser. B	9,965,596
	New York State Liberty Development Corporation Rev.
10,000,000	5.250%, 12/15/2043	10,813,100
	New York Transportation Development Corporation Special Fac. Rev. (LaGuardia Airport )
775,000	5.000%, 1/1/2036, AMT	919,530
	New York, NY G.O.
1,920,000	5.000%, 8/1/2032, Ser. A	2,222,304
135,000	1.310%, 4/1/2035, Ser. Lc	135,000
	Port Auth. of New York & New Jersey Rev.
1,125,000	5.000%, 12/1/2024, Ser. 178, AMT	1,282,511
2,500,000	5.000%, 9/1/2035	2,881,825
2,500,000	5.000%, 9/1/2036	2,874,750
5,000,000	5.000%, 9/1/2039	5,709,900
	Port Auth. of New York & New Jersey Rev. Refg.
5,000,000	5.000%, 9/15/2034, Ser. 207, AMT	6,122,650
1,715,000	5.000%, 9/15/2048, Ser. 207, AMT	2,035,928
	Triborough NY Bridge & Tunnel Auth. Rev.
2,550,000	5.000%, 11/15/2037, Ser. 2008-B-3	3,022,719
1,000,000	5.250%, 11/15/2045, Ser. A	1,182,700
	Triborough NY Bridge & Tunnel Auth. Rev. (MTA Bridges and Tunnels)
5,000,000	5.000%, 11/15/2049, Ser. A	6,143,200

	Total	125,022,175

North Carolina (0.9%)
	Appalachian State University Rev.
2,510,000	5.000%, 5/1/2044	3,012,652
	Charlotte, NC, Rev. (Charlotte Douglas International Airport)
1,500,000	5.000%, 7/1/2042, Ser. A	1,808,445
	North Carolina Capital Fac. Finance Agency Rev. Refg. (Johnson and Wales University)
1,000,000	5.000%, 4/1/2032	1,072,060
1,000,000	5.000%, 4/1/2033	1,070,710
	North Carolina Eastern Municipal Power Agency Power System Rev.
1,475,000	6.000%, 1/1/2026, Ser. Ab	1,627,707
	Raleigh Durham, NC Airport Auth. Rev.
4,895,000	5.000%, 5/1/2036, Ser. A	4,977,628

	Total	13,569,202

North Dakota (0.4%)
	North Dakota Public Finance Auth. Rev. (State Revolving Fund)
1,495,000	5.000%, 10/1/2031, Ser. A	1,600,458
	University of North Dakota C.O.P. (Infrastructure Energy Improvement)
3,775,000	5.000%, 4/1/2048, Ser. A	4,440,117

	Total	6,040,575

Ohio (5.3%)
	American Municipal Power Ohio, Inc. Rev. (Greenup Hydroelectric)
1,000,000	5.000%, 2/15/2041, Ser. A	1,159,400
	AMP Fremont Energy Center Rev.
3,000,000	5.000%, 2/15/2037, Ser. B	3,216,690
	Buckeye, OH Tobacco Settlement Financing Auth. Rev.
16,110,000	5.125%, 6/1/2024, Ser. A-2	16,132,071
	Cuyahoga County, OH Sales Tax Rev.
1,000,000	5.000%, 12/1/2035	1,161,410
	Kent State University General Receipts Rev.
2,000,000	5.000%, 5/1/2029	2,420,400
1,500,000	5.000%, 5/1/2037, Ser. A	1,617,225
	Lucas County, OH Health Care System Refg. Rev. (Sunset Retirement Communities)
1,360,000	5.125%, 8/15/2025	1,437,153
1,750,000	5.500%, 8/15/2030	1,849,435
	Miami University OH Rev.
1,600,000	5.000%, 9/1/2036	1,701,056
	Ohio Higher Educational Fac. Commission Rev. (Case Western Reserve University)
390,000	6.500%, 10/1/2020, Ser. B	408,611
2,745,000	5.000%, 12/1/2028	3,186,670
	Ohio Higher Educational Fac. Commission Rev. (Dayton University)
2,565,000	5.000%, 12/1/2035, Ser. A	2,944,261
	Ohio Higher Educational Fac. Commission Rev. (Kenyon College)
3,025,000	5.000%, 7/1/2042	3,571,890
	Ohio Higher Educational Fac. Commission Rev. Refg. (Kenyon College)
1,505,000	5.250%, 7/1/2044	1,544,928

The accompanying Notes to Financial Statements are an integral part of this schedule.

155

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (98.3%)	Value
Ohio (5.3%) - continued
$3,235,000	5.250%, 7/1/2044[b]	$3,320,824
	Ohio Higher Educational Fac. Commission Rev. Refg. (University of Findlay)
2,400,000	5.000%, 3/1/2034	2,767,776
	Ohio Hospital Rev. (Cleveland Clinic Health System Obligated Group)
5,000,000	5.000%, 1/1/2034	5,366,800
	Ohio State Turnpike Commission Rev.
8,570,000	Zero Coupon, 2/15/2034, Ser. A-4[e]	9,718,209
	Ohio State Turnpike Commission Rev. Refg. (NATL-RE Insured)
10,000,000	5.500%, 2/15/2026, Ser. Ad	12,301,700
	Toledo, OH Water System Rev. and Improvements
2,455,000	5.000%, 11/15/2036	2,934,952
	Toledo, OH Water System Rev. Refg. and Improvements
2,500,000	5.000%, 11/15/2038	2,766,025

	Total	81,527,486

Oklahoma (1.6%)
	Grand River, OK Dam Authority Rev.
7,815,000	5.000%, 6/1/2039, Ser. A	8,898,315
	Oklahoma Agricultural and Mechanical Colleges General Rev.
3,000,000	5.000%, 8/1/2038, Ser. C	3,361,890
	Oklahoma State Water Resources Board Loan Program Rev.
2,005,000	5.000%, 10/1/2040, Ser. A	2,405,559
	Oklahoma Turnpike Auth. Rev.
500,000	5.000%, 1/1/2028, Ser. A	521,500
2,500,000	5.000%, 1/1/2042, Ser. A	2,916,800
5,665,000	5.000%, 1/1/2047, Ser. C	6,673,937

	Total	24,778,001

Oregon (1.1%)
	Clackamas County, OR School District
3,500,000	5.000%, 6/15/2049, Ser. B	4,244,590
	Multnomah & Clackamas Counties School District G.O.
520,000	Zero Coupon, 6/15/2035, Ser. A	329,233
	Port of Portland, OR Rev. Refg. (Portland International Airport)
1,025,000	5.000%, 7/1/2035, Ser. 23	1,195,673
4,750,000	5.000%, 7/1/2044, Ser. 25B, AMT	5,752,345
	Salem-Keizer School District No. 24J, Marion and Polk Counties, OR G.O.
5,000,000	Zero Coupon, 6/15/2028, Ser. B	4,242,950
	Warm Springs, OR Reservation Confederated Tribes Hydroelectric Rev. Refg. (Pelton-Round Butte)
800,000	5.000%, 11/1/2039, Ser. Ba	932,680

	Total	16,697,471

Pennsylvania (1.9%)
	Allegheny County, PA Hospital Development Auth. Rev. Refg. (University of Pittsburgh Medical Center)
1,500,000	5.000%, 7/15/2034, Ser. A	1,877,190
	Berks County, PA Industrial Development Auth. Healthcare Fac. Rev. Refg. (Highlands at Wyomissing)
460,000	5.000%, 5/15/2043	514,813
410,000	5.000%, 5/15/2048	456,437
	Cumberland County, PA Municipal Auth. Rev. (Diakon Lutheran Social Ministries)
1,350,000	5.000%, 1/1/2038	1,480,680
	Pennsylvania Economic Development Financial Auth. Solid Waste Disposal Rev. (CarbonLite P, LLC)
2,875,000	5.750%, 6/1/2036, AMT[a]	3,062,134
	Pennsylvania Turnpike Commission Turnpike Rev.
3,000,000	5.000%, 12/1/2040, Ser. B	3,481,530
4,950,000	5.000%, 12/1/2046, Ser. A-1	5,742,248
	Pennsylvania Turnpike Commission Turnpike Rev. (AGM Insured)
10,440,000	6.250%, 6/1/2033, Ser. Cd	13,247,942

	Total	29,862,974

South Carolina (1.2%)
	Beaufort-Jasper Water & Sewer Auth. Rev. Refg.
425,000	5.000%, 3/1/2025, Ser. B	505,980
	Charleston County, SC Airport System Rev.
6,215,000	5.500%, 7/1/2031, Ser. A, AMT	7,024,752
	Greenwood County, SC Hospital Fac. Rev. Refg. (Self Regional Healthcare)
1,120,000	5.000%, 10/1/2024, Ser. B	1,212,994
2,890,000	5.000%, 10/1/2031, Ser. B	3,109,293
	Piedmont, SC Municipal Power Agency Electric Rev. Refg. (NATL-RE Insured)
4,000,000	6.250%, 1/1/2021[d]	4,225,840
	South Carolina Jobs Economic Development Auth. Refg. (Life Communities, Inc.)
2,000,000	5.000%, 11/15/2047, Ser. C	2,293,000

	Total	18,371,859

South Dakota (0.3%)
	South Dakota Board Of Regents Housing & Auxiliary Fac. System Rev.
1,000,000	5.000%, 4/1/2033, Ser. B	1,154,920
	South Dakota Health & Educational Fac. Auth. Rev. (Regional Health)
1,000,000	5.000%, 9/1/2023[b]	1,031,090
820,000	5.000%, 9/1/2025[b]	845,494

The accompanying Notes to Financial Statements are an integral part of this schedule.

156

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (98.3%)	Value
South Dakota (0.3%) - continued
	South Dakota Health & Educational Fac. Auth. Rev. (Sanford Health)
$1,250,000	5.500%, 11/1/2040	$1,253,712

	Total	4,285,216

Tennessee (0.2%)
	Tennessee State School Bond Auth. Rev. (2nd Program)
500,000	5.000%, 11/1/2031	582,045
450,000	5.000%, 11/1/2032	522,779
1,275,000	5.000%, 11/1/2034	1,480,364
250,000	5.000%, 11/1/2036	289,290

	Total	2,874,478

Texas (9.0%)
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools)
1,000,000	5.000%, 8/15/2042	1,064,660
2,000,000	6.000%, 8/15/2043	2,268,080
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools) (PSF-GTD Insured)
1,000,000	5.000%, 8/15/2036, Ser. Ad	1,182,020
4,605,000	5.000%, 8/15/2039[d]	5,192,690
2,000,000	5.000%, 8/15/2046, Ser. Ad	2,324,480
	Clifton, TX Higher Education Finance Corporation Education Rev. (Uplift Education)
4,000,000	6.250%, 12/1/2045, Ser. Ab	4,211,960
	Dallas and Fort Worth, TX International Airport Rev. Refg.
4,000,000	5.250%, 11/1/2033, Ser. F	4,561,000
	Harris County, TX Cultural Education Fac. Finance Corporation Rev. Refg. (Brazos Presbyterian Homes)
2,000,000	5.000%, 1/1/2037	2,202,800
	Houston, TX Water and Sewer System Rev. Refg. (AGM Insured)
10,000,000	5.750%, 12/1/2032, Ser. Ab,d	14,598,000
	Lake Travis Independent School District G.O. Refg. (PSF-GTD Insured)
1,000,000	5.000%, 2/15/2031[d]	1,227,210
	Lower Colorado River, TX Auth. Rev. Refg. (LCRA Transmission Services Corporation)
1,000,000	5.000%, 5/15/2044	1,187,840
	New Hope Cultural Education Facilities Corporation, TX Student Housing Rev. (Collegiate Housing College Station I LLC - Texas A&M University)
1,000,000	5.000%, 4/1/2029, Ser. A	1,093,470
	North East Independent School District, Bexar County, TX G.O. Unlimited Tax Refg. (PSF-GTD Insured)
5,000,000	5.250%, 2/1/2028[d]	6,418,850
2,000,000	5.250%, 2/1/2029[d]	2,616,300
	North Texas Education Finance Corporation Education Rev. (Uplift Education)
4,500,000	5.125%, 12/1/2042, Ser. Ab	4,938,075
	North Texas Tollway Auth. System Rev. Refg.
5,000,000	5.000%, 1/1/2042, Ser. B	5,336,100
	North Texas Tollway Auth. System Rev. Refg. (AGC Insured)
5,000,000	Zero Coupon, 1/1/2028, Ser. Dd	4,263,800
	North Texas Tollway Auth. System Rev.
15,000,000	5.000%, 9/1/2030, Ser. Db	16,020,000
	Northwest Independent School District G.O. (Denton, Tarrant and Wise Counties, TX) (PSF-GTD Insured)
5,705,000	5.000%, 2/15/2038[d]	6,495,199
	Red River Education Finance Corporation Rev. (St. Edwards University)
2,130,000	5.000%, 6/1/2046	2,378,550
	San Antonio Water System Rev.
7,875,000	5.000%, 5/15/2039, Ser. A	9,645,851
	San Juan Higher Education Finance Auth. Education Rev. (IDEA Public Schools)
2,000,000	6.700%, 8/15/2040, Ser. Ab	2,084,040
	Socorro, TX Independent School District G.O. (PSF-GTD Insured)
1,925,000	5.000%, 8/15/2034[b,d]	1,982,384
75,000	5.000%, 8/15/2034[d]	77,135
	Southwest TX Higher Education Auth. Rev. (Southern Methodist University)
1,700,000	5.000%, 10/1/2041[b]	1,758,803
	Southwest TX Higher Education Auth. Rev. Refg. (Southern Methodist University)
600,000	5.000%, 10/1/2039	725,766
600,000	5.000%, 10/1/2040	724,212
700,000	5.000%, 10/1/2041	842,513
	Tarrant County Cultural Education Fac. Finance Corporation Hospital Rev. (Hendrick Medical Center)
2,640,000	5.000%, 9/1/2030	2,993,602
	Tarrant County Cultural Education Fac. Finance Corporation Rev. Refg. (Trinity Terrace)
765,000	5.000%, 10/1/2044, Ser. A-1	829,673
	Texas G.O. Refg.
13,940,000	5.000%, 10/1/2044, Ser. A	16,013,714
	Texas Private Activity Bond Surface Transportation Corporation Rev. (Segment 3C)
10,000,000	5.000%, 6/30/2058, AMT	11,647,200

	Total	138,905,977

Utah (1.7%)
	Jordan Valley, UT Water Conservancy District Rev.
3,420,000	5.000%, 10/1/2044, Ser. A	4,197,606
3,000,000	5.000%, 10/1/2049, Ser. A	3,656,760
	Orem, UT G.O.
6,880,000	5.000%, 12/1/2046	8,432,885

The accompanying Notes to Financial Statements are an integral part of this schedule.

157

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (98.3%)	Value
Utah (1.7%) - continued
	Salt Lake City, UT Airport Rev.
$1,000,000	5.000%, 7/1/2042, Ser. A, AMT	$1,173,920
1,000,000	5.250%, 7/1/2048, Ser. A, AMT	1,207,470
	Utah Charter School Finance Auth. Rev. (North Davis Preparatory)
1,000,000	6.250%, 7/15/2030	1,023,610
	Utah Charter School Finance Auth. Rev. (Utah Charter Academies)
800,000	5.000%, 10/15/2048	927,272
	Utah County, UT Hospital Rev. (IHC Health Services, Inc.)
3,175,000	5.000%, 5/15/2043	3,332,480
1,610,000	5.000%, 5/15/2045, Ser. A	1,796,824

	Total	25,748,827

Vermont (0.3%)
	Vermont Educational & Health Buildings Financing Agency Rev. Refg. (University of Vermont Medical Center)
3,000,000	5.000%, 12/1/2035, Ser. A	3,537,810
1,000,000	5.000%, 12/1/2036, Ser. A	1,176,080

	Total	4,713,890

Virginia (3.0%)
	Fairfax County, VA Industrial Development Auth. Health Care Rev. (Inova Health System)
2,405,000	5.000%, 5/15/2044, Ser. A	2,698,049
	Virginia Commonwealth Transportation Board Rev.
10,000,000	5.000%, 5/15/2034[b]	10,587,100
	Virginia Small Business Financing Auth. Rev. (95 Express Lanes, LLC)
1,250,000	5.000%, 7/1/2049, AMT	1,329,338
	Virginia Small Business Financing Auth. Rev. (Elizabeth River Crossings Opco, LLC)
8,910,000	6.000%, 1/1/2037, AMT	9,867,023
1,800,000	5.500%, 1/1/2042, AMT	1,958,832
	Virginia Small Business Financing Auth. Rev. (Transform 66 P3)
610,000	5.000%, 12/31/2047, AMT	702,781
6,575,000	5.000%, 12/31/2049, AMT	7,540,670
10,610,000	5.000%, 12/31/2052, AMT	12,145,055

	Total	46,828,848

Washington (3.4%)
	Clark County, WA Public Utility District No. 1 Electric Rev. Refg.
785,000	5.000%, 1/1/2029	938,570
	FYI Properties Rev. Refg. (Washington DIS)
5,000,000	5.000%, 6/1/2038	6,081,900
	Kalispel Tribe of Indians Priority Distribution WA Rev.
750,000	5.250%, 1/1/2038, Ser. Aa	831,180
	Pend Oreille County, WA Public Utility District No. 1 Rev. Refg. (Box Canyon Production System)
2,810,000	5.000%, 1/1/2037	3,330,833
2,950,000	5.000%, 1/1/2038	3,483,626
	Pierce County, WA School District No. 10, Tacoma G.O. Refg.
2,170,000	5.000%, 12/1/2039	2,551,009
	Port of Seattle Special Fac. Rev. Refg. (Seatac Fuel Fac., LLC)
1,000,000	5.000%, 6/1/2020, AMT	1,021,180
	Port of Seattle WA Rev.
1,000,000	5.000%, 4/1/2044, AMT	1,195,460
	Snohomish County, WA Edmonds School District No. 15 U.T.G.O.
1,000,000	5.000%, 12/1/2033	1,149,570
	Snohomish County, WA Housing Auth. Rev.
3,005,000	5.000%, 4/1/2041	3,618,320
	Washington Health Care Fac. Auth. Rev. (Kadlec Regional Medical Center)
2,625,000	5.250%, 12/1/2030[b]	2,739,345
	Washington Health Care Fac. Auth. Rev. (Providence Health & Services)
5,000,000	5.250%, 10/1/2032, Ser. Ab	5,083,400
	Washington State Housing Finance Commission Refg. (Hearthstone)
825,000	5.000%, 7/1/2038, Ser. Aa	886,083
	Washington State Various Purpose G.O.
12,095,000	5.000%, 8/1/2030, Ser. A	13,688,758
5,310,000	5.000%, 8/1/2042, Ser. A	6,382,567

	Total	52,981,801

West Virginia (0.4%)
	West Virginia State University Rev.
5,000,000	5.000%, 10/1/2049, Ser. A	6,149,450

	Total	6,149,450

Wisconsin (2.6%)
	Kaukauna, WI Electric System Rev. (AGM Insured)
3,000,000	5.000%, 12/15/2035, Ser. Ab,d	3,349,320
	Public Finance Auth. Rev. Refg. (WakeMed Hospital)
2,000,000	5.000%, 10/1/2044, Ser. A	2,400,500
	Wisconsin Health & Educational Fac. Auth. Rev. (PHW Oconomowoc, Inc.)
1,750,000	5.125%, 10/1/2048	1,876,210
	Wisconsin Health & Educational Fac. Auth. Rev. (Thedacare, Inc.)
5,335,000	5.500%, 12/15/2038, Ser. A	5,355,753
1,195,000	5.000%, 12/15/2039	1,351,354
2,500,000	5.000%, 12/15/2044	2,808,250
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Ascension Health Credit Group)
9,275,000	5.000%, 11/15/2039, Ser. A	10,845,350
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Benevolent Corporation Cedar Community)
870,000	5.000%, 6/1/2037	940,844
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marquette University)
8,000,000	5.000%, 10/1/2041	9,398,640

The accompanying Notes to Financial Statements are an integral part of this schedule.

158

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (98.3%)	Value
Wisconsin (2.6%) - continued
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marshfield Clinic Health Systems, Inc.)
$2,000,000	5.000%, 2/15/2047, Ser. C	$2,273,980

	Total	40,600,201

Wyoming (0.2%)
	Lincoln County, WY Pollution Control Rev. Refg. (ExxonMobil)
920,000	1.300%, 10/1/2044[c]	920,000
1,690,000	1.340%, 10/1/2044, AMT[c]	1,690,000
	Wyoming State Farm Loan Board Capital Fac. Refg. Rev.
395,000	5.750%, 10/1/2020	410,559

	Total	3,020,559

	Total Long-Term Fixed Income (cost $1,407,338,553)	1,512,470,046

Principal Amount	Short-Term Investments (0.5%)[f]	Value
	U.S. Treasury Bills
7,000,000	1.856%, 2/13/2020	6,969,343

	Total Short-Term Investments (cost $6,962,468)	6,969,343

	Total Investments (cost $1,414,301,021) 98.7%	$1,519,439,389

	Other Assets and Liabilities, Net 1.3%	19,671,458

	Total Net Assets 100.0%	$1,539,110,847

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $11,050,868 or 0.7% of total net assets.

b

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

c

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

d

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2019.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

AGC	-	Assured Guaranty, Ltd
AGM	-	Assured Guaranty Municipal Corporation
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
BAM	-	Build America Mutual
C.O.P.	-	Certificate of Participation
Fac.	-	Facility/Facilities
FGIC	-	Federal Guaranty Insurance Company
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
G.O.	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Permanent School Fund Guarantee Program
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series
U.T.G.O.	-	Unlimited Tax General Obligation

The accompanying Notes to Financial Statements are an integral part of this schedule.

159

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (26.4%)[a]	Value
Basic Materials (1.2%)
	Arch Coal, Inc., Term Loan
$1,659,470	4.536%, (LIBOR 1M + 2.750%), 3/7/2024[b]	$1,611,760
	Ball Metalpack Finco, LLC, Term Loan
266,625	6.624%, (LIBOR 3M + 4.500%), 7/31/2025[b]	242,184
	Big River Steel, LLC, Term Loan
1,019,200	7.104%, (LIBOR 3M + 5.000%), 8/23/2023[b]	1,009,650
	Chemours Company, Term Loan
1,290,350	3.540%, (LIBOR 1M + 1.750%), 4/3/2025[b]	1,216,968
	Momentive Performance Materials USA, LLC, Term Loan
889,770	5.040%, (LIBOR 1M + 3.250%), 5/15/2024[b]	872,535
	Peabody Energy Corporation, Term Loan
1,182,000	4.536%, (LIBOR 1M + 2.750%), 3/31/2025[b]	931,806
	Pixelle Specialty Solutions, LLC, Term Loan
1,151,300	7.786%, (LIBOR 1M + 6.000%), 10/31/2024[b,c]	1,128,274
	Starfruit US Holdco, LLC, Term Loan
892,082	5.190%, (LIBOR 1M + 3.250%), 10/1/2025[b]	868,861

	Total	7,882,038

Capital Goods (2.2%)
	Advanced Disposal Services, Inc., Term Loan
1,786,422	4.086%, (LIBOR 1W + 2.250%), 11/10/2023[b]	1,788,637
	BWAY Holding Company, Term Loan
1,157,041	5.234%, (LIBOR 3M + 3.250%), 4/3/2024[b]	1,124,829
	GFL Environmental, Inc., Term Loan
2,869,320	4.786%, (LIBOR 1M + 3.000%), 5/31/2025[b]	2,858,044
	Natgasoline, LLC, Term Loan
1,151,300	5.438%, (LIBOR 3M + 3.500%), 11/14/2025[b,c]	1,145,543
	Navistar, Inc., Term Loan
1,910,962	5.420%, (LIBOR 1M + 3.500%), 11/6/2024[b]	1,888,279
	Sotera Health Holdings, LLC, Term Loan
1,137,665	4.927%, (LIBOR 3M + 3.000%), 5/15/2022[b]	1,116,333
	TransDigm, Inc., Term Loan
2,164,015	4.286%, (LIBOR 1M + 2.500%), 6/9/2023[b]	2,152,914
	Vertiv Group Corporation, Term Loan
2,710,557	5.927%, (LIBOR 1M + 4.000%), 11/15/2023[b]	2,547,246

	Total	14,621,825

Communications Services (6.0%)
	Altice France SA, Term Loan
794,625	4.536%, (LIBOR 1M + 2.750%), 7/31/2025[b]	768,053
	CenturyLink, Inc., Term Loan
4,640,193	4.536%, (LIBOR 1M + 2.750%), 1/31/2025[b]	4,589,754
	CommScope Inc., Term Loan
2,470,000	5.036%, (LIBOR 1M + 3.250%), 4/4/2026[b]	2,419,834
	CSC Holdings, LLC, Term Loan
1,457,625	4.171%, (LIBOR 1M + 2.250%), 7/17/2025[b]	1,448,923
3,590,000	4.327%, (LIBOR 1M + 2.500%), 4/15/2027[b,d,e]	3,583,574
	Diamond Sports Group, LLC, Term Loan
2,415,000	5.080%, (LIBOR 1M + 3.250%), 8/24/2026[b]	2,424,056
	Entercom Media Corporation, Term Loan
1,427,291	4.554%, (LIBOR 1M + 2.750%), 11/17/2024[b]	1,426,934
	Frontier Communications Corporation, Term Loan
2,391,472	5.540%, (LIBOR 1M + 3.750%), 6/15/2024[b]	2,380,113
	HCP Acquisition, LLC, Term Loan
1,845,497	4.786%, (LIBOR 1M + 3.000%), 5/16/2024[b]	1,840,219
	Intelsat Jackson Holdings SA, Term Loan
1,525,000	5.682%, (LIBOR 3M + 3.750%), 11/27/2023[b]	1,522,148
	Mediacom Illinois, LLC, Term Loan
871,725	3.570%, (LIBOR 1W + 1.750%), 2/15/2024[b]	870,269
	NEP Group, Inc., Term Loan
1,915,525	5.036%, (LIBOR 1M + 3.250%), 10/20/2025[b]	1,835,916
	SBA Senior Finance II, LLC, Term Loan
1,249,187	3.790%, (LIBOR 1M + 2.000%), 4/11/2025[b]	1,251,811
	Sprint Communications, Inc., Term Loan
3,207,750	4.313%, (LIBOR 1M + 2.500%), 2/3/2024[b]	3,169,000
2,049,513	4.813%, (LIBOR 1M + 3.000%), 2/3/2024[b]	2,035,842
	TNS, Inc., Term Loan
1,451,536	5.930%, (LIBOR 3M + 4.000%), 8/14/2022[b]	1,421,300
	Virgin Media Bristol, LLC, Term Loan
3,140,000	4.421%, (LIBOR 1M + 2.500%), 1/31/2028[b]	3,125,619
	WideOpenWest Finance, LLC, Term Loan
1,425,900	5.054%, (LIBOR 1M + 3.250%), 8/19/2023[b]	1,366,640
	Windstream Services, LLC, Term Loan
1,035,000	4.290%, (LIBOR 1M + 2.500%), 2/26/2021[b]	1,035,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

160

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (26.4%)[a]	Value
Communications Services (6.0%) - continued
$545,812	9.750%, (PRIME + 5.000%), 3/30/2021[b,f]	$550,785

	Total	39,065,790

Consumer Cyclical (4.5%)
	1011778 B.C., ULC, Term Loan
3,533,220	4.036%, (LIBOR 1M + 2.250%), 2/17/2024[b]	3,535,870
	Cengage Learning, Inc., Term Loan
1,847,138	6.036%, (LIBOR 1M + 4.250%), 6/7/2023[b,d,e]	1,714,144
	Eldorado Resorts, Inc., Term Loan
462,561	4.214%, (LIBOR 1M + 2.250%), 4/17/2024[b]	461,789
	Four Seasons Hotels, Ltd., Term Loan
1,468,573	3.786%, (LIBOR 1M + 2.000%), 11/30/2023[b]	1,473,258
	Golden Entertainment, Inc., Term Loan
2,533,125	4.810%, (LIBOR 1M + 3.000%), 10/20/2024[b]	2,534,721
	Golden Nugget, LLC, Term Loan
1,976,161	471.588%, (LIBOR 3M + 2.750%), 10/4/2023[b]	1,970,904
	IAA, Inc., Term Loan
595,925	4.063%, (LIBOR 1M + 2.250%), 6/28/2026[b]	597,665
	LCPR Loan Financing, LLC, Term Loan
2,995,000	0.000%, (LIBOR 3M + 5.000%), 10/22/2026[b,d,e]	3,011,862
	Men’s Warehouse, Inc., Term Loan
1,179,494	5.282%, (LIBOR 1M + 3.250%), 4/9/2025[b]	864,958
	Mohegan Gaming and Entertainment, Term Loan
2,042,217	5.786%, (LIBOR 1M + 4.000%), 10/13/2023[b]	1,885,865
	Scientific Games International, Inc., Term Loan
4,885,550	4.536%, (LIBOR 2M + 2.750%), 8/14/2024[b]	4,825,996
	Staples, Inc., Term Loan
653,363	6.623%, (LIBOR 1M + 4.500%), 9/12/2024[b]	644,104
1,980,038	7.123%, (LIBOR 1M + 5.000%), 4/12/2026[b]	1,949,763
	Stars Group Holdings BV, Term Loan
2,434,093	5.604%, (LIBOR 3M + 3.500%), 7/10/2025[b]	2,443,026
	Tenneco, Inc., Term Loan
888,287	4.786%, (LIBOR 1M + 3.000%), 10/1/2025[b]	801,679
	Wyndham Hotels & Resorts, Inc., Term Loan
1,009,800	3.536%, (LIBOR 1M + 1.750%), 5/30/2025[b]	1,014,011

	Total	29,729,615

Consumer Non-Cyclical (4.8%)
	Air Medical Group Holdings, Inc., Term Loan
4,160,888	5.096%, (LIBOR 1M + 3.250%), 4/28/2022[b]	3,727,906
486,337	6.036%, (LIBOR 1M + 4.250%), 3/14/2025[b]	434,927
	Albertson’s LLC, Term Loan
4,065,000	4.536%, (LIBOR 1M + 2.750%), 8/17/2026[b,d,e]	4,084,553
	Bausch Health Companies, Inc., Term Loan
2,885,385	4.921%, (LIBOR 1M + 3.000%), 6/1/2025[b]	2,894,705
	Chobani, LLC, Term Loan
1,442,589	5.286%, (LIBOR 1M + 3.500%), 10/10/2023[b]	1,407,721
	Diamond BC BV, Term Loan
1,483,575	4.927%, (LIBOR 2M + 3.000%), 9/6/2024[b]	1,378,983
	Endo International plc, Term Loan
3,833,394	6.063%, (LIBOR 1M + 4.250%), 4/27/2024[b]	3,519,056
	Grifols Worldwide Operations USA, Inc., Term Loan
1,340,625	4.086%, (LIBOR 1W + 2.250%), 1/31/2025[b]	1,341,778
	JBS USA LUX SA, Term Loan
1,626,825	4.286%, (LIBOR 1M + 2.500%), 5/1/2026[b]	1,631,071
	Mallinckrodt International Finance SA, Term Loan
2,115,465	5.175%, (LIBOR 3M + 3.000%), 2/24/2025[b]	1,643,462
	McGraw-Hill Global Education Holdings, LLC, Term Loan
3,460,707	5.786%, (LIBOR 1M + 4.000%), 5/4/2022[b]	3,154,642
	MPH Acquisition Holdings, LLC, Term Loan
3,575,000	4.854%, (LIBOR 3M + 2.750%), 6/7/2023[b]	3,344,663
	Ortho-Clinical Diagnostics SA, Term Loan
1,775,100	5.306%, (LIBOR 3M + 3.250%), 6/1/2025[b]	1,693,747
	Plantronics, Inc., Term Loan
796,023	4.286%, (LIBOR 1M + 2.500%), 7/2/2025[b]	791,215
	R.R. Donnelley & Sons Company, Term Loan
259,347	6.823%, (LIBOR 1M + 5.000%), 1/15/2024[b]	259,995

	Total	31,308,424

Energy (2.0%)
	BCP Raptor II, LLC, Term Loan
458,850	6.536%, (LIBOR 1M + 4.750%), 12/19/2025[b]	402,067
	Calpine Corporation, Term Loan
1,484,003	4.610%, (LIBOR 3M + 2.500%), 1/15/2024[b]	1,482,578

The accompanying Notes to Financial Statements are an integral part of this schedule.

161

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Bank Loans (26.4%)[a]	Value
Energy (2.0%) - continued
	CONSOL Energy, Inc., Term Loan
$1,154,200	6.290%, (LIBOR 1M + 4.500%), 9/28/2024[b,c]	$1,061,864
	Consolidated Energy Finance SA, Term Loan
967,750	4.547%, (LIBOR 3M + 2.500%), 5/7/2025[b,c]	933,879
	Fieldwood Energy, LLC, Term Loan
1,160,000	7.177%, (LIBOR 3M + 5.250%), 4/11/2022[b]	926,840
	HFOTCO, LLC, Term Loan
2,666,250	4.540%, (LIBOR 1M + 2.750%), 6/26/2025[b,c]	2,662,917
	McDermott Technology (Americas), Inc., Term Loan
2,415,713	7.104%, (LIBOR 3M + 5.000%), 5/10/2025[b]	1,447,012
	Radiate Holdco, LLC, Term Loan
3,949,118	4.786%, (LIBOR 1M + 3.000%), 2/1/2024[b]	3,905,796

	Total	12,822,953

Financials (3.7%)
	Avolon TLB Borrower 1 US, LLC, Term Loan
1,900,557	3.596%, (LIBOR 1M + 1.750%), 1/15/2025[b]	1,907,209
	Blackstone CQP Holdco, LP, Term Loan
1,925,175	5.656%, (LIBOR 3M + 3.500%), 9/30/2024[b]	1,914,355
	Cyxtera DC Holdings, Inc., Term Loan
376,337	4.930%, (LIBOR 1M + 3.000%), 5/1/2024[b]	312,597
235,000	9.200%, (LIBOR 1M + 7.250%), 5/1/2025[b]	150,567
	Digicel International Finance, Ltd., Term Loan
2,534,748	5.340%, (LIBOR 3M + 3.250%), 5/27/2024[b]	2,149,111
	Genworth Holdings, Inc., Term Loan
448,175	6.323%, (LIBOR 1M + 4.500%), 3/7/2023[b,c]	447,055
	GGP Nimbus, LLC, Term Loan
2,687,850	4.286%, (LIBOR 1M + 2.500%), 8/24/2025[b]	2,642,506
	Harland Clarke Holdings Corporation, Term Loan
2,180,076	6.854%, (LIBOR 3M + 4.750%), 11/3/2023[b]	1,692,284
	Level 3 Parent, LLC, Term Loan
2,765,000	4.036%, (LIBOR 1M + 2.250%), 2/22/2024[b]	2,767,074
	MoneyGram International, Inc., Term Loan
1,087,275	7.786%, (LIBOR 1M + 6.000%), 6/30/2023[b,c]	973,111
	NCR Corporation, Delayed Draw
877,333	0.000%, (LIBOR 3M + 2.500%), 8/28/2026[b,d,e]	876,965
	NCR Corporation, Term Loan
767,667	0.000%, (LIBOR 3M + 2.500%), 8/28/2026[b,d,e]	767,344
	Sable International Finance, Ltd., Term Loan
4,180,907	5.036%, (LIBOR 1M + 3.250%), 1/31/2026[b]	4,190,774
	Trans Union, LLC, Term Loan
1,293,971	3.800%, (LIBOR 1M + 2.000%), 4/9/2023[b]	1,295,718
	Tronox Finance, LLC, Term Loan
2,114,243	4.660%, (LIBOR 3M + 2.750%), 9/22/2024[b]	2,093,376

	Total	24,180,046

Technology (1.7%)
	Clear Channel Outdoor Holdings, Inc., Term Loan
3,005,000	5.286%, (LIBOR 1M + 3.500%), 8/21/2026[b]	3,009,838
	Prime Security Services Borrower, LLC, Term Loan
3,500,000	5.247%, (LIBOR 1M + 3.250%), 9/23/2026[b]	3,376,240
	Rackspace Hosting, Inc., Term Loan
4,023,578	5.287%, (LIBOR 2M + 3.000%), 11/3/2023[b]	3,572,173
	SS&C Technologies Holdings Europe SARL, Term Loan
511,543	4.036%, (LIBOR 1M + 2.250%), 4/16/2025[b]	512,397
	SS&C Technologies, Inc., Term Loan
783,640	4.036%, (LIBOR 1M + 2.250%), 4/16/2025[b]	784,949

	Total	11,255,597

Utilities (0.3%)
	Core and Main, LP, Term Loan
1,193,737	4.808%, (LIBOR 3M + 2.750%), 8/1/2024[b]	1,165,386
	EnergySolutions, LLC, Term Loan
883,813	5.854%, (LIBOR 3M + 3.750%), 5/11/2025[b]	824,155

	Total	1,989,541

	Total Bank Loans (cost $178,951,543)	172,855,829

Principal Amount	Long-Term Fixed Income (52.4%)	Value
Asset-Backed Securities (4.9%)
	Apidos CLO XXIV
1,400,000	3.416%, (LIBOR 3M + 1.450%), 10/20/2030, Ser. 2016-24A, Class A1BRb,g	1,382,662
	Assurant CLO III, Ltd.
1,350,000	3.196%, (LIBOR 3M + 1.230%), 10/20/2031, Ser. 2018-2A, Class Ab,g	1,343,891
	Babson CLO, Ltd.
2,300,000	4.866%, (LIBOR 3M + 2.900%), 7/20/2029, Ser. 2018-3A, Class Db,g	2,152,064

The accompanying Notes to Financial Statements are an integral part of this schedule.

162

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (52.4%)	Value
Asset-Backed Securities (4.9%) - continued
	Bayview Opportunity Master Fund Trust
$96,067	3.228%, 8/28/2034, Ser. 2019-LT1, Class A1[g]	$96,095
	Benefit Street Partners CLO IV, Ltd.
850,000	3.716%, (LIBOR 3M + 1.750%), 1/20/2029, Ser. 2014-IVA, Class A2RRb,g	848,457
	Business Jet Securities, LLC
926,264	4.447%, 6/15/2033, Ser. 2018-2, Class Ag	941,802
	Cent CLO, LP
2,700,000	4.240%, (LIBOR 3M + 2.300%), 10/25/2028, Ser. 2018-27A, Class Bb,g	2,644,183
	College Ave Student Loans, LLC
629,602	3.473%, (LIBOR 1M + 1.650%), 11/26/2046, Ser. 2017-A, Class A1[b,g]	632,370
	Foundation Finance Trust
510,187	3.300%, 7/15/2033, Ser. 2017-1A, Class Ag	513,087
	Harley Marine Financing, LLC
1,285,163	5.682%, 5/15/2043, Ser. 2018-1A, Class A2[g]	1,137,369
	Madison Park Funding XIV, Ltd.
1,250,000	3.353%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RRb,g	1,234,377
	Myers Park CLO, Ltd.
1,275,000	3.366%, (LIBOR 3M + 1.400%), 10/20/2030, Ser. 2018-1A, Class A2[b,g]	1,255,876
	OHA Credit Funding 1, Ltd.
1,085,000	3.416%, (LIBOR 3M + 1.450%), 10/20/2030, Ser. 2018-1A, Class A2[b,g]	1,071,925
	OZLM Funding II, Ltd.
2,170,000	3.436%, (LIBOR 3M + 1.500%), 7/30/2031, Ser. 2012-2A, Class A1BRb,g	2,150,381
	OZLM IX, Ltd.
2,000,000	3.516%, (LIBOR 3M + 1.550%), 10/20/2031, Ser. 2014-9A, Class A1BRb,g	1,979,910
	Palmer Square Loan Funding, Ltd.
850,000	4.216%, (LIBOR 3M + 2.250%), 4/20/2027, Ser. 2019-1A, Class Bb,g	835,116
	Park Avenue Institutional Advisers CLO, Ltd.
2,200,000	3.466%, (LIBOR 3M + 1.500%), 10/20/2031, Ser. 2018-1A, Class A1Bb,g	2,167,064
	Preston Ridge Partners Mortgage Trust, LLC
97,845	4.250%, 1/25/2022, Ser. 2017-1A, Class A1[g,h]	98,037
	Pretium Mortgage Credit Partners, LLC
1,759,754	3.721%, 1/25/2059, Ser. 2019-CFL1, Class A1[g,h]	1,759,726
	Riserva CLO, Ltd.
1,125,000	3.703%, (LIBOR 3M + 1.700%), 10/18/2028, Ser. 2016-3A, Class BRb,g	1,119,161
	Saxon Asset Securities Trust
154,806	4.100%, 8/25/2035, Ser. 2004-2, Class MF2[b]	153,061
	Sound Point CLO X, Ltd.
1,150,000	4.666%, (LIBOR 3M + 2.700%), 1/20/2028, Ser. 2015-3A, Class DRb,g	1,093,019
	Sound Point CLO XXI, Ltd.
2,200,000	3.386%, (LIBOR 3M + 1.450%), 10/26/2031, Ser. 2018-3A, Class A1Bb,g	2,166,193
	THL Credit Wind River CLO, Ltd.
1,150,000	4.836%, (LIBOR 3M + 2.850%), 7/15/2028, Ser. 2016-1A, Class DRb,g	1,101,391
	Vericrest Opportunity Loan Transferee
1,300,000	4.704%, 8/25/2048, Ser. 2018-NPL5, Class A1Bg,h	1,297,446
1,217,666	3.352%, 9/25/2049, Ser. 2019-NPL5, Class A1Ag,h	1,218,827

	Total	32,393,490

Basic Materials (0.8%)
	Anglo American Capital plc
234,000	4.125%, 9/27/2022[g]	244,521
	BHP Billiton Finance USA, Ltd.
249,000	6.750%, 10/19/2075[b,g]	291,940
	CF Industries, Inc.
395,000	3.450%, 6/1/2023	400,925
	First Quantum Minerals, Ltd.
760,000	7.500%, 4/1/2025[g]	760,950
	Kinross Gold Corporation
117,000	5.125%, 9/1/2021	121,329
	Krayton Polymers, LLC
380,000	7.000%, 4/15/2025[g]	385,700
	Novelis Corporation
730,000	5.875%, 9/30/2026[g]	766,573
	Olin Corporation
700,000	5.125%, 9/15/2027	720,195
	Packaging Corporation of America
193,000	2.450%, 12/15/2020	193,790
	Peabody Securities Finance Corporation
535,000	6.375%, 3/31/2025[g]	442,712
	Syngenta Finance NV
200,000	3.933%, 4/23/2021[g]	203,384
	Tronox Finance plc
420,000	5.750%, 10/1/2025[g]	395,850
	Vale Overseas, Ltd.
71,000	4.375%, 1/11/2022	73,911
	Xstrata Finance Canada, Ltd.
175,000	4.950%, 11/15/2021[g]	183,242

	Total	5,185,022

The accompanying Notes to Financial Statements are an integral part of this schedule.

163

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (52.4%)	Value
Capital Goods (2.0%)
	AECOM
$775,000	5.125%, 3/15/2027	$817,392
	Amsted Industries, Inc.
520,000	5.625%, 7/1/2027[g]	548,600
	Ardagh Packaging Finance plc
720,000	6.000%, 2/15/2025[g]	756,000
	Bombardier, Inc.
1,080,000	7.500%, 3/15/2025[g]	1,032,750
	Building Materials Corporation of America
825,000	6.000%, 10/15/2025[g]	866,250
	Caterpillar Financial Services Corporation
188,000	1.850%, 9/4/2020	187,921
187,000	1.900%, 9/6/2022	187,203
	Cemex SAB de CV
830,000	5.700%, 1/11/2025[g]	854,070
	Cintas Corporation No. 2
174,000	2.900%, 4/1/2022	177,674
	CNH Industrial Capital, LLC
180,000	4.875%, 4/1/2021	185,812
	Covanta Holding Corporation
380,000	6.000%, 1/1/2027	397,100
	Crown Americas Capital Corporation IV
675,000	4.500%, 1/15/2023	705,375
	Crown Cork & Seal Company, Inc.
530,000	7.375%, 12/15/2026	636,000
	General Electric Company
430,000	5.000%, 1/21/2021[b,i]	414,718
	H&E Equipment Services, Inc.
675,000	5.625%, 9/1/2025	709,594
	L3Harris Technologies, Inc.
195,000	4.950%, 2/15/2021[g]	200,474
	Lockheed Martin Corporation
160,000	2.500%, 11/23/2020	160,836
	Owens-Brockway Glass Container, Inc.
835,000	5.000%, 1/15/2022[g]	862,137
	Parker-Hannifin Corporation
250,000	2.700%, 6/14/2024	254,851
	Republic Services, Inc.
127,000	2.500%, 8/15/2024	129,138
	Reynolds Group Issuer, Inc.
750,000	5.125%, 7/15/2023[g]	769,463
	Rockwell Collins, Inc.
126,000	2.800%, 3/15/2022	128,375
	Roper Technologies, Inc.
60,000	2.800%, 12/15/2021	60,949
124,000	2.350%, 9/15/2024	124,770
	Textron Financial Corporation
500,000	3.893%, (LIBOR 3M + 1.735%), 2/15/2042[b,g]	376,250
	United Rentals North America, Inc.
855,000	5.500%, 7/15/2025	888,089
140,000	4.875%, 1/15/2028	144,550
	United Technologies Corporation
235,000	3.950%, 8/16/2025	257,263
	Waste Management, Inc.
126,000	2.950%, 6/15/2024	130,629

	Total	12,964,233

Collateralized Mortgage Obligations (9.8%)
	Antler Mortgage Trust
1,050,000	4.458%, 6/27/2022, Ser. 2019-RTL1, Class A1[g]	1,063,995
3,450,000	4.335%, 7/25/2022, Ser. 2018-RTL1, Class A1[g]	3,461,845
	Banc of America Alternative Loan Trust
557,840	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	537,948
	Banc of America Mortgage Securities Trust
1,024,999	4.034%, 9/25/2035, Ser. 2005-H, Class 3A1[b]	1,023,300
	Banc of America Mortgage Securities, Inc.
189,904	4.026%, 9/25/2035, Ser. 2005-H, Class 2A1[b]	188,119
	Bellemeade Re 2018-1, Ltd.
2,096,595	3.423%, (LIBOR 1M + 1.600%), 4/25/2028, Ser. 2018-1A, Class M1Bb,g	2,098,819
	Cascade Funding Mortgage Trust
655,560	4.580%, 6/25/2048, Ser. 2018-RM1, Class A1[g]	656,899
	CHL Mortgage Pass-Through Trust
527,360	4.143%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	520,390
149,043	6.250%, 9/25/2036, Ser. 2006-13, Class 1A15	115,733
347,117	6.000%, 4/25/2037, Ser. 2007-3, Class A18	287,731
231,411	6.000%, 4/25/2037, Ser. 2007-3, Class A33	191,821
1,232,003	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	1,041,772
	CIM Trust
895,610	5.000%, 12/25/2057, Ser. 2018-R3, Class A1[b,g]	940,156
	Citigroup Mortgage Loan Trust, Inc.
1,408,680	4.738%, 4/25/2037, Ser. 2007-AR5, Class 1A1Ab	1,412,806
	Countrywide Alternative Loan Trust
648,321	5.500%, 5/25/2035, Ser. 2005-J3, Class 1A5	613,205
662,002	5.500%, 10/25/2035, Ser. 2005-46CB, Class A8	632,334
296,971	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	178,404
358,806	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	358,162
229,886	7.000%, 10/25/2037, Ser. 2007-24, Class A10	137,672
	Countrywide Home Loan Mortgage Pass Through Trust
326,652	3.960%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	297,173

The accompanying Notes to Financial Statements are an integral part of this schedule.

164

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (52.4%)	Value
Collateralized Mortgage Obligations (9.8%) - continued
	Credit Suisse First Boston Mortgage Securities Corporation
$124,047	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	$126,509
	Credit Suisse Mortgage Capital Certificates
1,133,100	3.322%, 10/25/2058, Ser. 2019-RPL8, Class A1[b,g]	1,139,016
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
939,546	5.250%, 6/25/2035, Ser. 2005-3, Class 4A6	983,315
	Eagle Re, Ltd.
500,000	3.623%, (LIBOR 1M + 1.800%), 4/25/2029, Ser. 2019-1, Class M1Bb,g	501,223
	Federal Home Loan Mortgage Corporation - REMIC
2,613,825	3.000%, 5/15/2027, Ser. 4046, Class GIj	175,869
2,113,061	3.000%, 7/15/2027, Ser. 4084, Class NIj	156,021
3,445,130	3.500%, 10/15/2032, Ser. 4119, Class KIj	424,456
3,475,896	3.000%, 4/15/2033, Ser. 4203, Class DIj	260,932
	Federal National Mortgage Association - REMIC
2,053,213	3.000%, 7/25/2027, Ser. 2012-73, Class DIj	152,673
2,898,138	3.000%, 7/25/2027, Ser. 2012-74, Class AIj	189,124
4,889,517	3.000%, 8/25/2027, Ser. 2012-95, Class HIj	314,617
6,723,667	3.000%, 11/25/2027, Ser. 2012-121, Class BIj	484,292
3,880,868	3.000%, 12/25/2027, Ser. 2012-139, Class DIj	265,351
1,912,189	2.500%, 1/25/2028, Ser. 2012-152, Class AIj	124,478
4,993,046	3.000%, 1/25/2028, Ser. 2012-147, Class EIj	341,200
1,447,881	3.000%, 2/25/2028, Ser. 2013-2, Class GIj	104,634
8,565,123	3.000%, 3/25/2028, Ser. 2013-18, Class ILj	573,480
2,799,765	2.500%, 6/25/2028, Ser. 2013-87, Class IWj	182,668
3,819,407	3.000%, 11/25/2031, Ser. 2013-69, Class IOj	237,282
1,886,680	3.000%, 2/25/2033, Ser. 2013-1, Class YIj	221,018
	First Horizon Alternative Mortgage Securities Trust
352,396	4.277%, 7/25/2035, Ser. 2005-AA5, Class 2A1[b]	350,872
	FWD Securitization Trust
1,877,084	2.810%, 6/25/2049, Ser. 2019-INV1, Class A1[b,g]	1,882,722
	GMAC Mortgage Corporation Loan Trust
252,552	4.068%, 5/25/2035, Ser. 2005-AR2, Class 4Ab	248,910
116,725	2.323%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,k]	140,966
95,686	4.030%, 9/19/2035, Ser. 2005-AR5, Class 5A1[b]	91,346
	Greenpoint Mortgage Funding Trust
224,194	2.023%, (LIBOR 1M + 0.200%), 10/25/2045, Ser. 2005-AR4, Class G41Bb	201,640
	Home Equity Asset Trust
1,117,194	3.143%, (LIBOR 1M + 1.320%), 8/25/2033, Ser. 2003-2, Class M1[b]	1,125,276
	IndyMac INDA Mortgage Loan Trust
2,749,183	3.868%, 8/25/2036, Ser. 2006-AR1, Class A1[b]	2,670,492
	IndyMac INDX Mortgage Loan Trust
1,008,128	2.033%, (LIBOR 1M + 0.210%), 4/25/2046, Ser. 2006-AR2, Class 1A1Bb	956,571
	J.P. Morgan Alternative Loan Trust
693,278	4.286%, 3/25/2036, Ser. 2006-A1, Class 2A1[b]	660,237
431,260	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	359,258
	J.P. Morgan Mortgage Trust
402,411	4.357%, 7/25/2035, Ser. 2007-A1, Class 2A1[b]	413,751
	Legacy Mortgage Asset Trust
1,329,772	4.000%, 1/25/2059, Ser. 2019-GS1, Class A1[g]	1,345,935
1,975,000	3.250%, 6/25/2059, Ser. 2019-GS7, Class A1[c,g,h]	1,976,008
	Lehman Mortgage Trust
108,194	6.000%, 1/25/2036, Ser. 2005-3, Class 2A7	112,489
	Long Beach Mortgage Loan Trust
930,617	3.323%, (LIBOR 1M + 1.500%), 9/25/2034, Ser. 2004-5, Class M3[b]	949,829
	Master Asset Securitization Trust
815,736	2.323%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	340,064
	Merrill Lynch Alternative Note Asset Trust
361,990	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	267,012
	Merrill Lynch Mortgage Investors Trust
750,027	4.332%, 6/25/2035, Ser. 2005-A5, Class M1[b]	793,261
	Oak Hill Advisors Residential Loan Trust
32,822	3.125%, 6/25/2057, Ser. 2017-NPL1, Class A1[g,h]	32,818
	Oaktown Re III, Ltd.
2,050,000	3.223%, (LIBOR 1M + 1.400%), 7/25/2029, Ser. 2019-1A, Class M1Ab,g	2,053,051

The accompanying Notes to Financial Statements are an integral part of this schedule.

165

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (52.4%)	Value
Collateralized Mortgage Obligations (9.8%) - continued
	Preston Ridge Partners Mortgage Trust, LLC
$388,333	4.500%, 1/25/2024, Ser. 2019-1A, Class A1[g,h]	$390,433
1,382,167	3.967%, 4/25/2024, Ser. 2019-2A, Class A1[g,h]	1,387,742
	Pretium Mortgage Credit Partners, LLC
944,556	4.213%, 7/25/2060, Ser. 2019-NPL1, Class A1[g,h]	952,440
	Radnor RE, Ltd.
1,254,598	3.223%, (LIBOR 1M + 1.400%), 3/25/2028, Ser. 2018-1, Class M1[b,g]	1,254,596
	RCO 2017-INV1 Trust
837,350	3.197%, 11/25/2052, Ser. 2017-INV1, Class Ab,g	835,030
	Renaissance Home Equity Loan Trust
1,372,572	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[h]	705,185
	Residential Accredit Loans, Inc. Trust
636,530	6.000%, 8/25/2035, Ser. 2005-QS10, Class 2A	640,958
384,857	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	381,945
313,096	6.000%, 1/25/2037, Ser. 2007-QS1, Class 1A1	296,814
453,129	5.750%, 4/25/2037, Ser. 2007-QS6, Class A28	426,005
336,275	6.250%, 4/25/2037, Ser. 2007-QS6, Class A6	324,988
	Residential Asset Securitization Trust
334,511	6.201%, 8/25/2022, Ser. 2007-A8, Class 3A1[b]	273,064
88,782	5.750%, 2/25/2036, Ser. 2005-A15, Class 5A1	61,104
	Residential Funding Mortgage Security I Trust
445,524	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	439,807
	Sequoia Mortgage Trust
450,189	3.786%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	367,927
	Starwood Mortgage Residential Trust
999,889	4.121%, 10/25/2048, Ser. 2018-IMC2, Class A1[b,g]	1,020,463
	Structured Adjustable Rate Mortgage Loan Trust
225,965	4.237%, 7/25/2035, Ser. 2005-15, Class 4A1[b]	213,135
	Structured Asset Mortgage Investments, Inc.
557,625	2.133%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	565,463
	Toorak Mortgage Corporation
1,750,000	4.375%, 8/25/2021, Ser. 2018-1, Class A1[g]	1,767,709
2,100,000	4.458%, 3/25/2022, Ser. 2019-1, Class A1[g,h]	2,136,868
	Vericrest Opportunity Loan Trust
733,880	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[g,h]	736,214
584,051	3.967%, 3/25/2049, Ser. 2019-NPL3, Class A1[g,h]	587,253
660,403	3.352%, 8/25/2049, Ser. 2019-NPL4, Class A1Ag,h	661,268
2,450,000	4.090%, 11/25/2049, Ser. 2019-NPL8, Class A1Bg,h	2,457,935
	Verus Securitization Trust
1,035,939	3.345%, 4/25/2059, Ser. 2019-2, Class A2[b,g]	1,044,322
	Wachovia Asset Securitization, Inc.
715,802	1.963%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class Ab,g,k	670,946
	WaMu Mortgage Pass Through Certificates
430,211	3.869%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	424,542
92,421	3.881%, 8/25/2046, Ser. 2006-AR8, Class 1A1[b]	89,713
759,393	3.270%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	723,667
359,166	3.130%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	350,455
	Wells Fargo Home Equity Trust
384,958	2.323%, (LIBOR 1M + 0.500%), 4/25/2034, Ser. 2004-1, Class M1[b]	380,196
	Wells Fargo Mortgage Backed Securities Trust
430,170	4.877%, 12/25/2034, Ser. 2004-EE, Class B1[b]	433,428
600,124	5.500%, 1/25/2036, Ser. 2005-18, Class 1A1	602,850
363,574	4.991%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	374,558
437,566	5.500%, 4/25/2036, Ser. 2006-4, Class 2A2	432,136
57,415	6.000%, 7/25/2037, Ser. 2007-10, Class 1A1	57,953

	Total	64,158,062

Commercial Mortgage-Backed Securities (0.7%)
	Federal National Mortgage Association
1,950,066	4.500%, 5/1/2048	2,055,466
	Federal National Mortgage Association - ACES
21,500,000	1.468%, 2/25/2031, Ser. 2019-M21, Class X2[b,c,j]	2,441,970

	Total	4,497,436

Communications Services (2.4%)
	AMC Networks, Inc.
855,000	5.000%, 4/1/2024	870,869
	American Tower Corporation
170,000	2.800%, 6/1/2020	170,716
184,000	3.375%, 5/15/2024	191,984
126,000	2.950%, 1/15/2025	129,393
	AT&T, Inc.
496,000	4.450%, 4/1/2024	537,663

The accompanying Notes to Financial Statements are an integral part of this schedule.

166

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (52.4%)	Value
Communications Services (2.4%) - continued
	CCO Holdings, LLC
$500,000	5.500%, 5/1/2026[g]	$526,875
360,000	5.125%, 5/1/2027[g]	379,350
	CCOH Safari, LLC
860,000	5.750%, 2/15/2026[g]	908,160
	Charter Communications Operating, LLC
277,000	3.579%, 7/23/2020	279,302
117,000	4.500%, 2/1/2024	125,846
120,000	4.908%, 7/23/2025	132,381
	Comcast Corporation
234,000	1.625%, 1/15/2022	233,831
118,000	3.700%, 4/15/2024	126,452
118,000	3.950%, 10/15/2025	129,604
	Cox Communications, Inc.
186,000	2.950%, 6/30/2023[g]	190,087
	Crown Castle International Corporation
80,000	3.400%, 2/15/2021	81,329
125,000	3.150%, 7/15/2023	128,122
	CSC Holdings, LLC
575,000	5.500%, 5/15/2026[g]	605,906
60,000	5.500%, 4/15/2027[g]	63,601
	Deutsche Telekom International Finance BV
127,000	2.485%, 9/19/2023[g]	127,881
	Discovery Communications, LLC
231,000	2.950%, 3/20/2023	235,319
	Embarq Corporation
370,000	7.995%, 6/1/2036	366,300
	Fox Corporation
242,000	4.030%, 1/25/2024[g]	258,629
	Frontier Communications Corporation
580,000	8.000%, 4/1/2027[g]	609,000
	Gray Escrow, Inc.
700,000	7.000%, 5/15/2027[g]	765,989
	Level 3 Communications, Inc.
500,000	5.375%, 1/15/2024	509,375
	Level 3 Financing, Inc.
670,000	5.250%, 3/15/2026	699,312
	Moody’s Corporation
117,000	2.750%, 12/15/2021	118,820
	Neptune Finco Corporation
306,000	10.875%, 10/15/2025[g]	345,309
	Netflix, Inc.
690,000	4.875%, 4/15/2028	712,970
	Nexstar Escrow Corporation
550,000	5.625%, 8/1/2024[g]	573,859
	Sirius XM Radio, Inc.
720,000	5.000%, 8/1/2027[g]	756,900
	Sprint Corporation
1,315,000	7.625%, 2/15/2025	1,444,856
	T-Mobile USA, Inc.
1,090,000	4.500%, 2/1/2026	1,124,062
	Verizon Communications, Inc.
287,000	2.946%, 3/15/2022	294,153
252,000	3.258%, (LIBOR 3M + 1.100%), 5/15/2025[b]	256,332
	Viacom, Inc.
178,000	4.250%, 9/1/2023	189,147
245,000	5.875%, 2/28/2057[b]	254,494
	Vodafone Group plc
189,000	3.750%, 1/16/2024	199,318

	Total	15,653,496

Consumer Cyclical (3.0%)
	Allison Transmission, Inc.
870,000	5.000%, 10/1/2024[g]	891,750
	American Honda Finance Corporation
175,000	2.000%, 2/14/2020	175,038
187,000	2.050%, 1/10/2023	187,464
	BMW Finance NV
125,000	2.250%, 8/12/2022[g]	125,496
	Brookfield Property REIT, Inc.
360,000	5.750%, 5/15/2026[g]	375,300
	Brookfield Residential Properties, Inc.
750,000	6.250%, 9/15/2027[g]	765,000
	Cinemark USA, Inc.
694,000	4.875%, 6/1/2023	704,410
	D.R. Horton, Inc.
188,000	2.550%, 12/1/2020	188,653
	Daimler Finance North America, LLC
124,000	2.550%, 8/15/2022[g]	125,124
	Ford Motor Credit Company, LLC
250,000	2.597%, 11/4/2019	250,000
174,000	3.336%, 3/18/2021	175,003
245,000	5.596%, 1/7/2022	258,244
219,000	3.350%, 11/1/2022	219,670
200,000	4.063%, 11/1/2024	201,044
	General Motors Financial Company, Inc.
174,000	2.650%, 4/13/2020	174,286
174,000	4.375%, 9/25/2021	180,118
118,000	4.200%, 11/6/2021	121,938
116,000	3.150%, 6/30/2022	117,817
245,000	3.950%, 4/13/2024	253,621
	Hanesbrands, Inc.
540,000	4.875%, 5/15/2026[g]	571,050
	Harley-Davidson Financial Services, Inc.
186,000	4.050%, 2/4/2022[g]	192,554
	Hilton Domestic Operating Company, Inc.
710,000	4.875%, 1/15/2030[g]	754,375
	Home Depot, Inc.
160,000	2.625%, 6/1/2022	163,720
	Hyundai Capital America
189,000	3.000%, 6/20/2022[g]	190,958
	L Brands, Inc.
658,000	6.694%, 1/15/2027	648,130
	Landry’s, Inc.
700,000	6.750%, 10/15/2024[g]	721,070
	Lennar Corporation
175,000	2.950%, 11/29/2020	175,219
66,000	4.125%, 1/15/2022	67,815
870,000	4.500%, 4/30/2024	920,025
	Live Nation Entertainment, Inc.
365,000	5.625%, 3/15/2026[g]	388,725
530,000	4.750%, 10/15/2027[g]	552,578

The accompanying Notes to Financial Statements are an integral part of this schedule.

167

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (52.4%)	Value
Consumer Cyclical (3.0%) - continued
	Macy’s Retail Holdings, Inc.
$50,000	3.875%, 1/15/2022	$51,241
86,000	2.875%, 2/15/2023	85,425
	Mattamy Group Corporation
580,000	6.500%, 10/1/2025[g]	613,350
	McDonald’s Corporation
248,000	3.350%, 4/1/2023	259,041
	MGM Resorts International
620,000	6.000%, 3/15/2023	683,748
685,000	5.750%, 6/15/2025	760,350
	Navistar International Corporation
655,000	6.625%, 11/1/2025[g]	668,100
	New Red Finance, Inc.
590,000	4.250%, 5/15/2024[g]	605,487
200,000	5.000%, 10/15/2025[g]	206,000
	Prime Security Services Borrower, LLC
750,000	5.750%, 4/15/2026[g]	769,219
	Ralph Lauren Corporation
160,000	2.625%, 8/18/2020	161,010
	Ryman Hospitality Properties, Inc.
400,000	4.750%, 10/15/2027[g]	413,540
	Scientific Games International, Inc.
360,000	5.000%, 10/15/2025[g]	370,800
	ServiceMaster Company, LLC
710,000	5.125%, 11/15/2024[g]	735,737
	Six Flags Entertainment Corporation
730,000	4.875%, 7/31/2024[g]	753,725
	Viking Cruises, Ltd.
510,000	5.875%, 9/15/2027[g]	541,875
	Visa, Inc.
160,000	2.200%, 12/14/2020	160,794
	Volkswagen Group of America Finance, LLC
200,000	4.250%, 11/13/2023[g]	214,321
	Yum! Brands, Inc.
680,000	5.000%, 6/1/2024[g]	705,500
190,000	4.750%, 1/15/2030[g]	199,262

	Total	19,794,720

Consumer Non-Cyclical (2.9%)
	Abbott Laboratories
234,000	2.550%, 3/15/2022	237,709
123,000	3.400%, 11/30/2023	129,715
	AbbVie, Inc.
234,000	2.500%, 5/14/2020	234,680
117,000	2.900%, 11/6/2022	119,273
	Albertson’s Companies, LLC
750,000	6.625%, 6/15/2024	786,563
	Allergan, Inc.
126,000	2.800%, 3/15/2023	127,327
	Altria Group, Inc.
126,000	3.800%, 2/14/2024	132,003
124,000	4.400%, 2/14/2026	133,746
	Anheuser-Busch Companies, LLC
124,000	3.650%, 2/1/2026	133,016
	Anheuser-Busch InBev Finance, Inc.
105,000	3.300%, 2/1/2023	109,161
	Anheuser-Busch InBev Worldwide, Inc.
178,000	4.150%, 1/23/2025	194,630
	B&G Foods, Inc.
580,000	5.250%, 9/15/2027	578,550
	BAT Capital Corporation
117,000	2.764%, 8/15/2022	118,128
178,000	3.222%, 8/15/2024	180,828
	Bausch Health Companies, Inc.
345,000	7.000%, 1/15/2028[g]	372,169
	Bayer U.S. Finance II, LLC
225,000	3.500%, 6/25/2021[g]	229,513
	Becton, Dickinson and Company
248,000	3.363%, 6/6/2024	259,678
	Boston Scientific Corporation
248,000	3.450%, 3/1/2024	260,374
	Bunge, Ltd. Finance Corporation
160,000	3.500%, 11/24/2020	162,020
	Celgene Corporation
178,000	3.625%, 5/15/2024	188,325
	Centene Corporation
710,000	4.750%, 1/15/2025	734,502
	Cigna Corporation
235,000	4.125%, 11/15/2025	254,556
	Conagra Brands, Inc.
118,000	3.800%, 10/22/2021	121,816
118,000	4.300%, 5/1/2024	126,612
	Constellation Brands, Inc.
252,000	4.250%, 5/1/2023	269,853
	CVS Health Corporation
117,000	2.750%, 12/1/2022	119,016
382,000	3.700%, 3/9/2023	398,310
252,000	4.100%, 3/25/2025	270,875
	Energizer Holdings, Inc.
745,000	6.375%, 7/15/2026[g,l]	794,394
	Express Scripts Holding Company
117,000	4.750%, 11/15/2021	122,931
	Forest Laboratories, LLC
57,000	4.875%, 2/15/2021[g]	58,554
	General Mills, Inc.
126,000	3.700%, 10/17/2023	133,239
126,000	3.650%, 2/15/2024	133,241
	HCA, Inc.
1,040,000	5.375%, 2/1/2025	1,142,700
	Imperial Brands Finance plc
127,000	3.125%, 7/26/2024[g]	127,575
	J.M. Smucker Company
123,000	2.200%, 12/6/2019	123,008
	JBS USA
770,000	5.500%, 1/15/2030[g]	829,675
	JBS USA, LLC
495,000	5.750%, 6/15/2025[g]	514,181
	Kellogg Company
254,000	3.125%, 5/17/2022	260,396
	Keurig Dr Pepper, Inc.
252,000	3.551%, 5/25/2021	257,813
	Kroger Company
122,000	2.800%, 8/1/2022	124,352
	Mead Johnson Nutrition Company
160,000	3.000%, 11/15/2020	161,695
	Mondelez International Holdings Netherlands BV
180,000	2.000%, 10/28/2021[g]	180,087

The accompanying Notes to Financial Statements are an integral part of this schedule.

168

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (52.4%)	Value
Consumer Non-Cyclical (2.9%) - continued
	Mylan NV
$126,000	3.150%, 6/15/2021	$127,617
	Mylan, Inc.
127,000	4.200%, 11/29/2023	133,031
	Par Pharmaceutical, Inc.
360,000	7.500%, 4/1/2027[g]	342,000
	Pernod Ricard SA
130,000	5.750%, 4/7/2021[g]	136,839
	Post Holdings, Inc.
310,000	5.500%, 3/1/2025[g]	324,756
	Reynolds American, Inc.
126,000	4.850%, 9/15/2023	136,325
	Shire Acquisitions Investments Ireland Designated Activity Company
232,000	2.400%, 9/23/2021	233,337
	Simmons Foods, Inc.
635,000	5.750%, 11/1/2024[g]	621,506
	Smithfield Foods, Inc.
175,000	2.700%, 1/31/2020[g]	175,016
	Spectrum Brands, Inc.
540,000	5.750%, 7/15/2025	562,950
180,000	5.000%, 10/1/2029[g]	184,050
	Teleflex, Inc.
650,000	4.625%, 11/15/2027	680,875
	Tenet Healthcare Corporation
180,000	4.625%, 7/15/2024	185,400
540,000	5.125%, 11/1/2027[g]	562,939
	Teva Pharmaceutical Finance Netherlands III BV
165,000	2.200%, 7/21/2021	156,423
	UnitedHealth Group, Inc.
160,000	3.350%, 7/15/2022	166,194
	VRX Escrow Corporation
1,450,000	6.125%, 4/15/2025[g]	1,505,281
	Zimmer Biomet Holdings, Inc.
252,000	3.550%, 4/1/2025	266,576
	Zoetis, Inc.
175,000	3.450%, 11/13/2020	177,182
189,000	3.250%, 2/1/2023	195,226

	Total	18,820,312

Energy (2.4%)
	Alliance Resource Operating Partners, LP
545,000	7.500%, 5/1/2025[g]	463,250
	Antero Resources Corporation
70,000	5.125%, 12/1/2022	52,413
600,000	5.625%, 6/1/2023[l]	420,750
	BP Capital Markets America, Inc.
490,000	2.520%, 9/19/2022	498,532
	BP Capital Markets plc
117,000	2.315%, 2/13/2020	117,160
	Canadian Natural Resources, Ltd.
120,000	2.950%, 1/15/2023	122,450
	Canadian Oil Sands, Ltd.
125,000	9.400%, 9/1/2021[g]	139,021
	Cheniere Corpus Christi Holdings, LLC
625,000	7.000%, 6/30/2024	718,800
	Cheniere Energy Partners, LP
875,000	5.625%, 10/1/2026	924,219
	Chesapeake Energy Corporation
360,000	7.000%, 10/1/2024	242,100
	Continental Resources, Inc.
64,000	5.000%, 9/15/2022	64,493
184,000	4.500%, 4/15/2023	191,588
	Diamondback Energy, Inc.
607,000	4.750%, 11/1/2024	627,486
	Enagas SA
1,150,000	5.500%, 1/15/2028[g]	1,078,125
	Enbridge, Inc.
120,000	2.900%, 7/15/2022	122,604
459,000	6.250%, 3/1/2078[b]	493,645
	Energy Transfer Operating, LP
126,000	4.200%, 9/15/2023	133,169
252,000	5.875%, 1/15/2024	279,828
143,000	6.625%, 2/15/2028[b,i]	136,386
	EnLink Midstream Partners, LP
720,000	4.850%, 7/15/2026	658,800
	Enterprise Products Operating, LLC
355,000	4.875%, 8/16/2077[b]	349,512
	EOG Resources, Inc.
160,000	2.625%, 3/15/2023	163,247
	EQM Midstream Partners LP
178,000	4.750%, 7/15/2023	176,618
	Hess Corporation
126,000	3.500%, 7/15/2024	129,170
	Kinder Morgan Energy Partners, LP
234,000	3.450%, 2/15/2023	241,847
	Marathon Petroleum Corporation
126,000	4.750%, 12/15/2023	137,746
	MPLX, LP
175,000	4.500%, 7/15/2023	186,159
	Nabors Industries, Inc.
550,000	5.750%, 2/1/2025	409,915
	Newfield Exploration Company
126,000	5.625%, 7/1/2024	138,042
	Occidental Petroleum Corporation
48,000	4.850%, 3/15/2021	49,620
248,000	2.700%, 8/15/2022	250,630
187,000	2.900%, 8/15/2024	188,460
	Parsley Energy, LLC
550,000	5.625%, 10/15/2027[g]	567,875
	Plains All American Pipeline, LP
273,000	5.000%, 2/1/2021	280,328
307,000	6.125%, 11/15/2022[b,i]	286,278
63,000	2.850%, 1/31/2023	63,283
	Precision Drilling Corporation
170,000	7.750%, 12/15/2023	160,650
260,000	7.125%, 1/15/2026[g]	224,900
	Sabine Pass Liquefaction, LLC
117,000	6.250%, 3/15/2022	126,094
117,000	5.625%, 4/15/2023	127,302
	Southwestern Energy Company
635,000	7.500%, 4/1/2026	557,270
	Sunoco Logistics Partners Operations, LP
160,000	4.400%, 4/1/2021	164,451
	Sunoco, LP
375,000	5.500%, 2/15/2026	387,694

The accompanying Notes to Financial Statements are an integral part of this schedule.

169

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (52.4%)	Value
Energy (2.4%) - continued
$355,000	5.875%, 3/15/2028	$372,757
	Transocean Guardian, Ltd.
614,100	5.875%, 1/15/2024[g]	614,100
	Viper Energy Partners, LP
180,000	5.375%, 11/1/2027[g]	183,150
	W&T Offshore, Inc.
700,000	9.750%, 11/1/2023[g]	656,250
	Western Gas Partners, LP
120,000	4.000%, 7/1/2022	121,887
	Williams Partners, LP
250,000	4.000%, 11/15/2021	257,617
	WPX Energy, Inc.
480,000	5.750%, 6/1/2026	482,400
200,000	5.250%, 10/15/2027	194,500

	Total	15,734,571

Financials (6.5%)
	ACE INA Holdings, Inc.
160,000	2.875%, 11/3/2022	164,584
	AIG Global Funding
242,000	2.150%, 7/2/2020[g]	242,363
	Air Lease Corporation
235,000	2.500%, 3/1/2021	236,186
	Aircastle, Ltd.
168,000	5.000%, 4/1/2023	179,856
	Ally Financial, Inc.
540,000	5.750%, 11/20/2025	601,425
	American Express Company
126,000	3.375%, 5/17/2021	128,685
127,000	3.700%, 8/3/2023	134,370
124,000	3.400%, 2/22/2024	130,163
	Ares Capital Corporation
248,000	3.875%, 1/15/2020	248,479
	Athene Global Funding
187,000	4.000%, 1/25/2022[g]	193,915
	Australia and New Zealand Banking Group, Ltd.
270,000	6.750%, 6/15/2026[b,g,i]	304,087
	Avolon Holdings Funding, Ltd.
62,000	5.250%, 5/15/2024[g]	67,611
	BAC Capital Trust XIV
138,000	4.000%, (LIBOR 3M + 0.400%), 11/18/2019[b,i]	123,855
	Banco Bilbao Vizcaya Argentaria SA
200,000	6.500%, 3/5/2025[b,i]	206,256
200,000	6.125%, 11/16/2027[b,i]	196,750
	Banco Santander SA
200,000	3.121%, (LIBOR 3M + 1.120%), 4/12/2023[b]	200,576
	Bank of America Corporation
250,000	2.738%, 1/23/2022[b]	251,979
252,000	3.499%, 5/17/2022[b]	257,319
373,000	3.550%, 3/5/2024[b]	388,737
293,000	5.125%, 6/20/2024[b,i]	308,749
491,000	3.864%, 7/23/2024[b]	518,816
252,000	4.200%, 8/26/2024	271,538
405,000	6.250%, 9/5/2024[b,i]	447,930
124,000	3.458%, 3/15/2025[b]	129,508
	Bank of Montreal
378,000	3.300%, 2/5/2024	394,517
	Bank of New York Mellon Corporation
234,000	2.600%, 2/7/2022	237,447
	Bank of Nova Scotia
126,000	2.406%, (LIBOR 3M + 0.440%), 4/20/2021[b]	126,406
174,000	2.700%, 3/7/2022	177,142
247,000	2.375%, 1/18/2023	249,735
	Barclays plc
225,000	4.610%, 2/15/2023[b]	235,042
381,000	7.750%, 9/15/2023[b,i]	405,765
200,000	4.338%, 5/16/2024[b]	210,503
	BB&T Corporation
245,000	2.150%, 2/1/2021	245,897
127,000	2.500%, 8/1/2024	128,690
302,000	4.800%, 9/1/2024[b,i]	307,889
	BNP Paribas SA
523,000	7.625%, 3/30/2021[b,g,i]	549,150
	BPCE SA
126,000	3.000%, 5/22/2022[g]	128,133
	Camden Property Trust
126,000	4.875%, 6/15/2023	137,037
	Capital One Bank USA NA
189,000	3.375%, 2/15/2023	194,747
	Capital One Financial Corporation
354,000	3.050%, 3/9/2022	360,883
	Central Fidelity Capital Trust I
310,000	3.001%, (LIBOR 3M + 1.000%), 4/15/2027[b]	296,050
	CIT Bank NA
123,000	2.969%, 9/27/2025[b]	123,999
	CIT Group, Inc.
655,000	4.750%, 2/16/2024	700,850
	Citigroup, Inc.
363,000	2.350%, 8/2/2021	365,230
116,000	2.750%, 4/25/2022	117,766
125,000	2.626%, (LIBOR 3M + 0.690%), 10/27/2022[b]	125,483
491,000	2.312%, 11/4/2022[b,e]	492,320
244,000	3.142%, 1/24/2023[b]	248,827
276,000	5.000%, 9/12/2024[b,i]	285,660
373,000	3.352%, 4/24/2025[b]	387,976
138,000	5.950%, 5/15/2025[b,i]	147,660
	Citizens Bank NA
250,000	2.200%, 5/26/2020	250,270
	CNA Financial Corporation
128,000	5.750%, 8/15/2021	136,137
145,000	3.950%, 5/15/2024	156,162
	Commonwealth Bank of Australia
232,000	2.250%, 3/10/2020[g]	232,270
	Compass Bank
250,000	3.500%, 6/11/2021	254,737
	Cooperatieve Centrale Raiffeisen - Boerenleenbank BA
232,000	3.950%, 11/9/2022	242,208
	Credit Agricole SA
116,000	3.375%, 1/10/2022[g]	118,898
213,600	8.125%, 12/23/2025[b,g,i]	255,786
	Credit Suisse Group AG
207,000	7.500%, 12/11/2023[b,g,i]	229,499
122,000	2.593%, 9/11/2025[b,g]	121,640
300,000	6.375%, 8/21/2026[b,g,i]	316,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

170

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (52.4%)	Value
Financials (6.5%) - continued
	Credit Suisse Group Funding (Guernsey), Ltd.
$350,000	3.800%, 9/15/2022	$364,780
	Danske Bank AS
200,000	5.000%, 1/12/2022[g]	210,730
	Deutsche Bank AG
125,000	2.700%, 7/13/2020	125,043
348,000	4.250%, 10/14/2021	356,821
	Deutsche Bank AG of New York
100,000	3.950%, 2/27/2023	102,320
	Digital Realty Trust, LP
185,000	2.750%, 2/1/2023	187,580
	Discover Bank
70,000	8.700%, 11/18/2019	70,173
126,000	4.200%, 8/8/2023	134,506
183,000	2.450%, 9/12/2024	183,343
	Fidelity National Financial, Inc.
184,000	5.500%, 9/1/2022	200,676
	Fifth Third Bancorp
175,000	2.600%, 6/15/2022	177,009
124,000	3.650%, 1/25/2024	130,832
	Five Corners Funding Trust
275,000	4.419%, 11/15/2023[g]	298,942
	GE Capital International Funding Company
487,000	3.373%, 11/15/2025	501,675
	General Electric Capital Corporation
124,000	3.100%, 1/9/2023	126,213
	Goldman Sachs Group, Inc.
232,000	5.375%, 5/10/2020[b,i]	235,380
234,000	5.250%, 7/27/2021	246,685
175,000	3.328%, (LIBOR 3M + 1.170%), 11/15/2021[b]	176,433
234,000	3.000%, 4/26/2022	237,133
187,000	2.876%, 10/31/2022[b]	189,491
120,000	3.177%, (LIBOR 3M + 1.050%), 6/5/2023[b]	121,062
248,000	3.625%, 2/20/2024	260,571
295,000	5.500%, 8/10/2024[b,i,l]	315,561
	Hartford Financial Services Group, Inc.
116,000	4.283%, (LIBOR 3M + 2.125%), 2/12/2047[b,g]	102,307
	Hospitality Properties Trust
150,000	4.250%, 2/15/2021	152,330
	HSBC Holdings plc
348,000	3.400%, 3/8/2021	354,049
234,000	6.875%, 6/1/2021[b,i]	244,179
286,000	6.375%, 9/17/2024[b,i]	301,730
225,000	3.803%, 3/11/2025[b]	236,234
204,000	6.375%, 3/30/2025[b,i]	217,386
200,000	2.633%, 11/7/2025[b,c,e]	200,000
136,000	6.500%, 3/23/2028[b,i]	143,990
	Huntington Bancshares, Inc.
200,000	3.150%, 3/14/2021	202,797
	Icahn Enterprises, LP
235,000	6.750%, 2/1/2024	244,987
325,000	6.375%, 12/15/2025	341,250
	ILFC E-Capital Trust II
207,000	4.020%, (H15T30Y + 1.800%), 12/21/2065[b,g]	158,872
	ING Groep NV
265,000	6.000%, 4/16/2020[b,i]	266,722
225,000	4.100%, 10/2/2023	240,214
	International Lease Finance Corporation
234,000	4.625%, 4/15/2021	242,024
234,000	5.875%, 8/15/2022	256,575
	Iron Mountain, Inc.
360,079	6.000%, 8/15/2023	367,731
375,000	4.875%, 9/15/2027[g]	386,250
	J.P. Morgan Chase & Company
175,000	2.818%, (LIBOR 3M + 0.680%), 6/1/2021[b]	175,472
300,000	2.776%, 4/25/2023[b]	304,334
252,000	3.375%, 5/1/2023	262,500
195,000	5.150%, 5/1/2023[b,i]	202,069
231,000	3.166%, (LIBOR 3M + 1.230%), 10/24/2023[b]	235,035
576,000	5.000%, 8/1/2024[b,i]	598,107
252,000	3.875%, 9/10/2024	269,310
490,000	4.023%, 12/5/2024[b]	523,202
	Liberty Mutual Group, Inc.
54,000	5.000%, 6/1/2021[g]	56,004
	Lincoln National Corporation
130,000	6.250%, 2/15/2020	131,477
135,000	4.481%, (LIBOR 3M + 2.358%), 5/17/2066[b]	113,595
	Lloyds Banking Group plc
183,000	2.858%, 3/17/2023[b]	184,957
225,000	3.900%, 3/12/2024	237,771
270,000	6.657%, 5/21/2037[b,g,i]	305,775
	Macquarie Bank, Ltd.
307,000	6.125%, 3/8/2027[b,g,i]	314,675
	Marsh & McLennan Companies, Inc.
180,000	3.875%, 3/15/2024	192,210
	Mitsubishi UFJ Financial Group, Inc.
117,000	2.998%, 2/22/2022	119,322
187,000	2.623%, 7/18/2022	189,305
250,000	3.455%, 3/2/2023	259,639
124,000	3.407%, 3/7/2024	129,558
	Mizuho Financial Group, Inc.
187,000	2.721%, 7/16/2023[b]	189,050
	Morgan Stanley
234,000	2.800%, 6/16/2020	235,130
232,000	5.500%, 7/28/2021	245,544
116,000	2.750%, 5/19/2022	117,758
150,000	4.875%, 11/1/2022	160,886
250,000	3.125%, 1/23/2023	257,196
124,000	2.720%, 7/22/2025[b]	125,658
	MPT Operating Partnership, LP
370,000	5.500%, 5/1/2024	379,713
380,000	4.625%, 8/1/2029	396,393
	Nordea Bank Abp
200,000	6.625%, 3/26/2026[b,g,i]	218,000
	Park Aerospace Holdings, Ltd.
62,000	4.500%, 3/15/2023[g]	65,131
	PNC Bank NA
234,000	2.450%, 11/5/2020	235,272
	PNC Financial Services Group, Inc.
126,000	3.500%, 1/23/2024	133,301
	Quicken Loans, Inc.
830,000	5.750%, 5/1/2025[g]	854,468

The accompanying Notes to Financial Statements are an integral part of this schedule.

171

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (52.4%)	Value
Financials (6.5%) - continued
	Realty Income Corporation
$174,000	5.750%, 1/15/2021	$180,212
	Regions Financial Corporation
135,000	3.200%, 2/8/2021	136,840
126,000	3.800%, 8/14/2023	133,244
	Reinsurance Group of America, Inc.
175,000	4.700%, 9/15/2023	190,563
	Royal Bank of Canada
232,000	2.125%, 3/2/2020	232,176
124,000	2.250%, 11/1/2024	124,075
	Royal Bank of Scotland Group plc
360,000	8.625%, 8/15/2021[b,i]	387,900
126,000	6.125%, 12/15/2022	137,421
126,000	6.100%, 6/10/2023	138,805
685,000	5.125%, 5/28/2024	739,140
230,000	4.269%, 3/22/2025[b]	243,816
200,000	3.754%, 11/1/2029[b]	201,847
	Santander UK Group Holdings plc
253,000	2.875%, 8/5/2021	255,185
	Simon Property Group, LP
225,000	2.500%, 7/15/2021	227,003
127,000	2.000%, 9/13/2024	126,768
	SITE Centers Corporation
62,000	4.625%, 7/15/2022	64,846
	Societe Generale SA
148,000	2.625%, 10/16/2024[g]	147,011
450,000	8.000%, 9/29/2025[b,g,i]	514,125
	Standard Chartered plc
187,000	2.744%, 9/10/2022[b,g]	187,847
	State Street Capital Trust IV
840,000	3.119%, (LIBOR 3M + 1.000%), 6/15/2047[b]	715,050
	State Street Corporation
125,000	2.354%, 11/1/2025[b]	125,601
	Sumitomo Mitsui Financial Group, Inc.
116,000	2.784%, 7/12/2022	117,948
496,000	2.778%, 10/18/2022	504,761
148,000	2.448%, 9/27/2024	148,374
	SunTrust Banks, Inc.
125,000	2.900%, 3/3/2021	126,411
	Synchrony Financial
75,000	3.517%, (LIBOR 3M + 1.230%), 2/3/2020[b]	75,138
127,000	2.850%, 7/25/2022	128,476
110,000	4.250%, 8/15/2024	116,299
	Toronto-Dominion Bank
170,000	2.550%, 1/25/2021	171,539
124,000	3.250%, 3/11/2024	129,867
	UBS Group Funding Jersey, Ltd.
232,000	3.000%, 4/15/2021[g]	235,441
	USB Realty Corporation
276,000	3.148%, (LIBOR 3M + 1.147%), 1/15/2022[b,g,i]	234,600
	Ventas Realty, LP
126,000	3.100%, 1/15/2023	129,468
126,000	3.750%, 5/1/2024	133,498
	Wachovia Capital Trust II
100,000	2.501%, (LIBOR 3M + 0.500%), 1/15/2027[b]	93,606
	Wells Fargo & Company
120,000	2.100%, 7/26/2021	120,203
122,000	2.625%, 7/22/2022	123,600
252,000	4.125%, 8/15/2023	267,695
200,000	3.157%, (LIBOR 3M + 1.230%), 10/31/2023[b]	203,504
121,000	3.750%, 1/24/2024	128,117
245,000	2.406%, 10/30/2025[b]	245,458
	Westpac Banking Corporation
195,000	2.974%, (LIBOR 3M + 0.850%), 8/19/2021[b]	197,142

	Total	42,499,296

Mortgage-Backed Securities (14.0%)
	Federal Home Loan Mortgage Corporation
3,082,277	3.500%, 8/15/2035, Ser. 345, Class C8[j]	328,998
	Federal Home Loan Mortgage Corporation Conventional 15-Yr. Pass Through
4,538,051	3.500%, 5/1/2034[e]	4,714,991
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
20,299,000	3.000%, 11/1/2034[e]	20,784,669
10,000,000	2.500%, 12/1/2034[e]	10,103,125
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
17,780,000	3.500%, 11/1/2049[e]	18,256,449
37,406,000	3.000%, 12/1/2049[e]	37,974,526

	Total	92,162,758

Technology (1.3%)
	Apple, Inc.
240,000	2.400%, 1/13/2023	244,597
441,000	3.450%, 5/6/2024	470,672
	Baidu, Inc.
122,000	3.000%, 6/30/2020[l]	122,441
	Broadcom Corporation
247,000	2.650%, 1/15/2023	248,043
	CommScope Technologies Finance, LLC
690,000	6.000%, 6/15/2025[g]	618,585
	Dell International, LLC/ EMC Corporation
186,000	4.000%, 7/15/2024[g]	194,837
	Diamond 1 Finance Corporation
358,000	5.450%, 6/15/2023[g]	389,213
	Diamond Sports Group, LLC
730,000	6.625%, 8/15/2027[g,l]	751,900
	Equinix, Inc.
640,000	5.750%, 1/1/2025	661,619
	Fidelity National Information Services, Inc.
195,000	2.250%, 8/15/2021	195,671
	Fiserv, Inc.
237,000	2.750%, 7/1/2024	242,260
	Global Payments, Inc.
64,000	2.650%, 2/15/2025	64,865

The accompanying Notes to Financial Statements are an integral part of this schedule.

172

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Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (52.4%)	Value
Technology (1.3%) - continued
	Harland Clarke Holdings Corporation
$360,000	8.375%, 8/15/2022[g]	$287,100
	Hewlett Packard Enterprise Company
283,000	3.600%, 10/15/2020	286,796
127,000	2.250%, 4/1/2023	127,082
	Inception Merger Sub, Inc.
550,000	8.625%, 11/15/2024[g,l]	503,250
	Intel Corporation
120,000	1.700%, 5/19/2021	120,030
160,000	3.100%, 7/29/2022	165,664
	Marvell Technology Group, Ltd.
126,000	4.200%, 6/22/2023	132,618
	Microsoft Corporation
234,000	2.400%, 2/6/2022	237,632
	NCR Corporation
710,000	6.125%, 9/1/2029[g]	743,725
	NXP BV/NXP Funding, LLC
189,000	4.875%, 3/1/2024[g]	205,349
	Oracle Corporation
170,000	2.500%, 5/15/2022	172,555
	Panasonic Corporation
187,000	2.536%, 7/19/2022[g]	188,375
	Plantronics, Inc.
560,000	5.500%, 5/31/2023[g]	569,800
	Seagate HDD Cayman
66,000	4.250%, 3/1/2022	68,344
	SS&C Technologies, Inc.
540,000	5.500%, 9/30/2027[g]	576,113
	Texas Instruments, Inc.
65,000	1.750%, 5/1/2020	64,959

	Total	8,654,095

Transportation (0.5%)
	AerCap Holdings NV
213,000	5.875%, 10/10/2079[b]	222,052
	Air Canada Pass Through Trust
45,566	3.875%, 3/15/2023[g]	46,195
	Boeing Company
250,000	3.100%, 5/1/2026	261,160
	CSX Corporation
126,000	3.700%, 11/1/2023	133,474
	Delta Air Lines, Inc.
174,000	2.875%, 3/13/2020	174,415
124,000	2.900%, 10/28/2024	123,531
	Hertz Corporation
390,000	5.500%, 10/15/2024[g]	386,919
	J.B. Hunt Transport Services, Inc.
160,000	3.300%, 8/15/2022	164,139
	Penske Truck Leasing Company, LP
124,000	3.375%, 2/1/2022[g]	126,780
	Ryder System, Inc.
236,000	3.500%, 6/1/2021	241,251
	Union Pacific Corporation
189,000	3.750%, 7/15/2025	204,686
	United Airlines Pass Through Trust
160,000	3.700%, 12/1/2022	164,900
	United Continental Holdings, Inc.
730,000	4.875%, 1/15/2025	766,208
	XPO Logistics, Inc.
230,000	6.125%, 9/1/2023[g]	236,900
375,000	6.750%, 8/15/2024[g]	405,000

	Total	3,657,610

Utilities (1.2%)
	Alabama Power Company
117,000	2.450%, 3/30/2022	118,712
	Ameren Corporation
160,000	2.700%, 11/15/2020	161,061
125,000	2.500%, 9/15/2024	125,855
	Berkshire Hathaway Energy Company
240,000	2.400%, 2/1/2020	240,167
	Calpine Corporation
315,000	5.375%, 1/15/2023	320,103
350,000	5.875%, 1/15/2024[g]	357,700
	CenterPoint Energy, Inc.
120,000	2.500%, 9/1/2022	121,083
127,000	2.500%, 9/1/2024	127,806
	Consolidated Edison, Inc.
117,000	2.000%, 3/15/2020	117,008
	Dominion Energy, Inc.
126,000	2.715%, 8/15/2021	127,192
126,000	3.071%, 8/15/2024	129,852
	DTE Energy Company
179,000	3.300%, 6/15/2022	183,958
187,000	2.529%, 10/1/2024	187,536
	Duke Energy Corporation
250,000	2.400%, 8/15/2022	252,467
207,000	4.875%, 9/16/2024[b,i]	218,385
	Edison International
368,000	2.950%, 3/15/2023[l]	363,342
	Evergy, Inc.
127,000	2.450%, 9/15/2024	127,769
	Eversource Energy
127,000	2.500%, 3/15/2021	127,769
	Exelon Generation Company, LLC
175,000	2.950%, 1/15/2020	175,105
	FirstEnergy Corporation
184,000	2.850%, 7/15/2022	187,447
	Fortis, Inc.
160,000	2.100%, 10/4/2021	159,896
	Georgia Power Company
127,000	2.200%, 9/15/2024	126,836
	NextEra Energy Operating Partners, LP
710,000	3.875%, 10/15/2026[g]	708,225
	NiSource, Inc.
177,000	3.650%, 6/15/2023	185,296
310,000	5.650%, 6/15/2023[b,i]	314,650
	Oncor Electric Delivery Company, LLC
189,000	2.750%, 6/1/2024[g]	194,468
	Pinnacle West Capital Corporation
120,000	2.250%, 11/30/2020	120,197
	PPL Capital Funding, Inc.
252,000	3.950%, 3/15/2024	266,474
	PSEG Power, LLC
143,000	3.000%, 6/15/2021	144,811
	Public Service Enterprise Group, Inc.
126,000	2.875%, 6/15/2024	129,334

The accompanying Notes to Financial Statements are an integral part of this schedule.

173

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

Principal Amount	Long-Term Fixed Income (52.4%)	Value
Utilities (1.2%) - continued
	Sempra Energy
$75,000	2.400%, 3/15/2020	$75,049
	Southern Company
116,000	2.350%, 7/1/2021	116,630
	TerraForm Power Operating, LLC
695,000	5.000%, 1/31/2028[g]	733,016
	TransCanada Trust
547,000	5.875%, 8/15/2076[b]	593,495

	Total	7,638,694

	Total Long-Term Fixed Income (cost $340,637,642)	343,813,795

Shares	Registered Investment Companies (16.7%)	Value
Unaffiliated (2.0%)
34,500	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	427,800
45,892	BlackRock Resources & Commodities Strategy Trust	346,026
131,500	Invesco Senior Loan ETF	2,946,915
13,700	Invesco Variable Rate Preferred ETF	352,501
30,700	iShares S&P U.S. Preferred Stock Index Fund	1,152,171
85,976	MFS Intermediate Income Trust	324,130
20,175	SPDR Bloomberg Barclays High Yield Bond ETF	2,182,733
95,073	Templeton Global Income Fund	573,290
50,595	Vanguard Short-Term Corporate Bond ETF	4,111,856
119,369	Western Asset High Income Opportunity Fund, Inc.	599,232

	Total	13,016,654

Affiliated (14.7%)
9,797,497	Thrivent Core Emerging Markets Debt Fund	96,309,398

	Total	96,309,398

	Total Registered Investment Companies (cost $106,909,590)	109,326,052

Shares	Preferred Stock (1.0%)	Value
Consumer Staples (0.1%)
17,520	CHS, Inc., 7.100%[b,i]	479,523

	Total	479,523

Energy (0.1%)
58,690	Crestwood Equity Partners, LP, 9.250%[i]	539,361
2,800	Energy Transfer Operating, LP, 7.600%[b,i]	70,784
12,355	Nustar Logistics, LP, 8.734%[b]	321,848

	Total	931,993

Financials (0.8%)
4,025	Aegon Funding Corporation II, 5.100%[m]	103,684
7,320	Agribank FCB, 6.875%[b,i]	790,560
8,200	Allstate Corporation, 5.100%[i,l]	215,086
7,500	Bank of America Corporation, 5.000%[i,l]	194,625
8,275	Capital One Financial Corporation, 5.000%[i,m]	207,951
5,700	Cobank ACB, 6.250%[b,i]	604,200
850	First Tennessee Bank NA, 3.750%[b,g,i]	595,000
14,700	GMAC Capital Trust I, 7.943%[b]	388,227
6,500	Hartford Financial Services Group, Inc., 7.875%[b]	184,795
5,500	J.P. Morgan Chase & Company, 4.750%[e,i,m]	138,545
13,100	Morgan Stanley, 7.125%[b,i]	380,817
7,000	Regions Financial Corporation, 5.700%[b,i]	191,800
1,400	Synovus Financial Corporation, 5.875%[b,i]	37,016
709	Wells Fargo & Company, Convertible, 7.500%[i]	1,070,235

	Total	5,102,541

	Total Preferred Stock (cost $6,161,332)	6,514,057

Shares	Collateral Held for Securities Loaned (0.4%)	Value
2,845,953	Thrivent Cash Management Trust	2,845,953

	Total Collateral Held for Securities Loaned (cost $2,845,953)	2,845,953

Shares	Common Stock (0.1%)	Value
Energy (0.1%)
19,099	Contura Energy, Inc.[m]	438,131
73,317	Pacific Drilling SAl,m	183,292

	Total	621,423

Materials (<0.1%)
23,820	Verso Corporation[m]	348,725

	Total	348,725

	Total Common Stock (cost $2,233,304)	970,148

Shares or Principal Amount	Short-Term Investments (17.9%)	Value
	Federal Home Loan Bank Discount Notes
900,000	1.980%, 11/5/2019[n,o]	899,832
900,000	1.940%, 11/8/2019[n,o]	899,706
11,523,572	Thrivent Core Short-Term Reserve Fund 2.110%	115,235,718

	Total Short-Term Investments (cost $117,035,180)	117,035,256

	Total Investments (cost $754,774,544) 114.9%	$753,361,090

	Other Assets and Liabilities, Net (14.9%)	(97,866,265)

	Total Net Assets 100.0%	$655,494,825

The accompanying Notes to Financial Statements are an integral part of this schedule.

174

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2019

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of October 31, 2019. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	In bankruptcy. Interest is being accrued per the bankruptcy agreement terms.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2019, the value of these investments was $120,552,754 or 18.4% of total net assets.

h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2019.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
j

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

k	All or a portion of the security is insured or guaranteed.
l	All or a portion of the security is on loan.
m	Non-income producing security.
n	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
o	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Fund as of October 31, 2019:

Securities Lending Transactions
Long-Term Fixed Income	$2,437,146
Common Stock	262,882

Total lending	$2,700,028
Gross amount payable upon return of collateral for securities loaned	$2,845,953

Net amounts due to counterparty	$145,925

Definitions:
ACES	-	Alternative Credit Enhancement Securities
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

175

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees implemented after the registrant last provided disclosure in response to this Item.

Item 11.	Controls and Procedures

(a) Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13.	Exhibits

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: See EX-99.CODE attached hereto.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant: Not applicable

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See EX-99.906CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 30, 2019	THRIVENT MUTUAL FUNDS

By:
/s/ David S. Royal
David S. Royal
President and Chief Investment Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 30, 2019	By:
/s/ David S. Royal
David S. Royal
President and Chief Investment Officer
(principal executive officer)

Date: December 30, 2019	By:
/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer and Principal Accounting Officer
(principal financial officer)